EXHIBIT 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Stated


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,767
Aggregate Principal Balance ($): 430,426,476
Weighted Average Current Mortgage Rate (%): 7.528
Non-Zero Weighted Average Margin (%): 6.458
Non-Zero Weighted Average Maximum Rate (%): 13.405
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 80.34
% First Liens: 94.63
% Owner Occupied: 93.78
% Purchase: 56.74
% Full Documentation: 0.00
Non-Zero Weighted Average FICO Score: 646


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                        1              88,021                0.02     10.000         117         100.00
Fixed - 15 Year                       14             770,972                0.18      8.206         177          69.17
Fixed - 20 Year                       27             781,811                0.18     10.084         237          93.81
Fixed - 25 Year                        1             402,186                0.09      6.750         297          85.00
Fixed - 30 Year                      389          46,905,348               10.90      8.743         357          87.31
ARM - 2 Year/6 Month LIBOR         1,189         323,377,065               75.13      7.451         357          79.43
ARM - 2 Year/6 Month LIBOR/5
  Year Interest Only                 107          45,778,149               10.64      6.877         357          79.71
ARM - 3 Year/6 Month LIBOR            30           8,471,338                1.97      7.094         357          81.45
ARM - 3 Year/6 Month LIBOR/5
  Year Interest Only                   4           1,784,056                0.41      7.478         356          72.80
ARM - 5 Year/6 Month LIBOR             5           2,067,529                0.48      7.103         357          77.34
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Fixed - 10 Year                      100.00        644      40.90
Fixed - 15 Year                       69.17        647      39.15
Fixed - 20 Year                       93.81        645      38.61
Fixed - 25 Year                       85.00        637      44.12
Fixed - 30 Year                       89.23        661      43.89
ARM - 2 Year/6 Month LIBOR            87.79        639      43.32
ARM - 2 Year/6 Month LIBOR/5
  Year Interest Only                  97.25        680      42.16
ARM - 3 Year/6 Month LIBOR            85.88        644      41.89
ARM - 3 Year/6 Month LIBOR/5
  Year Interest Only                  91.00        705      37.47
ARM - 5 Year/6 Month LIBOR            82.05        636      49.73
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                       34          12,351,780                2.87      5.827         357          76.85
6.000% - 6.999%                      431         145,901,326               33.90      6.636         356          78.74
7.000% - 7.999%                      598         167,374,248               38.89      7.525         357          79.93
8.000% - 8.999%                      306          68,297,891               15.87      8.417         357          80.44
9.000% - 9.999%                      218          21,691,549                5.04      9.566         354          89.57
10.000% - 10.999%                    120          10,512,157                2.44     10.435         350          88.91
11.000% - 11.999%                     58           4,142,910                0.96     11.283         353          91.09
12.000% - 12.999%                      2             154,616                0.04     12.125         338         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       84.73        685      45.04
6.000% - 6.999%                       91.66        671      43.47
7.000% - 7.999%                       88.83        642      43.37
8.000% - 8.999%                       83.15        603      42.37
9.000% - 9.999%                       90.19        636      42.54
10.000% - 10.999%                     89.19        614      42.02
11.000% - 11.999%                     91.23        614      43.02
12.000% - 12.999%                    100.00        636      47.35
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: 5.300%
Maximum: 12.125%
Weighted Average: 7.528%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$1 - $25,000                          30             648,372                0.15     10.416         239          99.07
$25,001 - $50,000                     87           3,222,099                0.75     10.105         348          99.57
$50,001 - $75,000                    136           8,492,714                1.97      9.735         353          90.59
$75,001 - $100,000                   133          11,685,089                2.71      8.828         353          85.34
$100,001 - $125,000                  126          14,178,173                3.29      8.697         357          83.62
$125,001 - $150,000                  115          15,861,094                3.68      8.278         357          80.61
$150,001 - $175,000                  121          19,437,312                4.52      7.860         355          78.58
$175,001 - $200,000                  111          21,000,167                4.88      7.750         355          77.76
$200,001 - $225,000                  106          22,646,197                5.26      7.485         357          78.02
$225,001 - $250,000                   84          20,012,158                4.65      7.555         357          77.27
$250,001 - $275,000                   67          17,599,493                4.09      7.406         357          79.44
$275,001 - $300,000                   82          23,616,503                5.49      7.366         357          77.74
$300,001 - $325,000                   80          25,071,100                5.82      7.428         357          80.25
$325,001 - $350,000                   71          23,948,411                5.56      7.286         357          80.62
$350,001 - $375,000                   59          21,330,694                4.96      7.105         357          79.38
$375,001 - $400,000                   56          21,783,208                5.06      7.210         357          78.54
$400,001 - $425,000                   42          17,442,463                4.05      7.258         355          79.68
$425,001 - $450,000                   59          25,877,835                6.01      7.049         357          81.92
$450,001 - $475,000                   35          16,206,405                3.77      6.928         357          79.82
$475,001 - $500,000                   29          14,104,833                3.28      7.272         357          81.21
$500,001 - $750,000                  137          85,484,302               19.86      7.275         357          80.71
$750,001 - $1,000,000                  1             777,852                0.18      6.450         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$1 - $25,000                          99.07        661      38.42
$25,001 - $50,000                     99.57        673      42.85
$50,001 - $75,000                     93.82        654      41.12
$75,001 - $100,000                    90.50        649      39.56
$100,001 - $125,000                   90.06        650      41.57
$125,001 - $150,000                   87.46        641      39.46
$150,001 - $175,000                   84.47        640      39.73
$175,001 - $200,000                   86.08        648      41.08
$200,001 - $225,000                   85.07        629      41.51
$225,001 - $250,000                   85.38        637      43.23
$250,001 - $275,000                   88.55        634      43.44
$275,001 - $300,000                   86.99        637      43.71
$300,001 - $325,000                   89.72        628      43.97
$325,001 - $350,000                   89.49        638      42.89
$350,001 - $375,000                   88.97        649      44.37
$375,001 - $400,000                   87.75        653      43.33
$400,001 - $425,000                   90.52        649      44.74
$425,001 - $450,000                   90.41        659      45.23
$450,001 - $475,000                   93.12        657      45.65
$475,001 - $500,000                   88.41        657      44.95
$500,001 - $750,000                   90.06        651      44.42
$750,001 - $1,000,000                100.00        688      45.11
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: $14,892
Maximum: $777,852
Average: $243,592


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
120                                    1              88,021                0.02     10.000         117         100.00
180                                   14             770,972                0.18      8.206         177          69.17
240                                   27             781,811                0.18     10.084         237          93.81
300                                    1             402,186                0.09      6.750         297          85.00
360                                1,724         428,383,486               99.53      7.523         357          80.33
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
120                                  100.00        644      40.90
180                                   69.17        647      39.15
240                                   93.81        645      38.61
300                                   85.00        637      44.12
360                                   88.90        646      43.24
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
61 - 120                               1              88,021                0.02     10.000         117         100.00
121 - 180                             14             770,972                0.18      8.206         177          69.17
181 - 240                             27             781,811                0.18     10.084         237          93.81
241 - 300                              1             402,186                0.09      6.750         297          85.00
301 - 360                          1,724         428,383,486               99.53      7.523         357          80.33
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
61 - 120                             100.00        644      40.90
121 - 180                             69.17        647      39.15
181 - 240                             93.81        645      38.61
241 - 300                             85.00        637      44.12
301 - 360                             88.90        646      43.24
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: 117
Maximum: 357
Weighted Average: 356


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                        1              50,345                0.01     10.990         357          12.00
20.01% - 25.00%                        1             153,578                0.04      6.650         177          22.16
25.01% - 30.00%                        2             234,244                0.05      7.241         357          27.87
30.01% - 35.00%                        4             805,903                0.19      8.340         357          32.28
35.01% - 40.00%                        5             628,174                0.15      7.848         343          37.96
40.01% - 45.00%                        7           1,170,326                0.27      8.204         357          42.92
45.01% - 50.00%                        7           1,085,385                0.25      7.511         357          48.04
50.01% - 55.00%                       19           4,897,308                1.14      6.985         349          53.13
55.01% - 60.00%                       31           6,889,634                1.60      7.994         357          58.27
60.01% - 65.00%                       58          13,939,051                3.24      7.912         357          63.76
65.01% - 70.00%                       64          16,219,050                3.77      8.000         357          69.09
70.01% - 75.00%                       92          25,096,291                5.83      7.667         357          73.90
75.01% - 80.00%                      908         257,899,706               59.92      7.188         357          79.89
80.01% - 85.00%                       87          29,123,535                6.77      7.407         356          84.60
85.01% - 90.00%                      109          34,590,055                8.04      7.675         356          89.67
90.01% - 95.00%                       38           7,621,402                1.77      8.022         356          94.91
95.01% - 100.00%                     334          30,022,487                6.98      9.654         352          99.91
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
10.01% - 15.00%                       12.00        526      21.78
20.01% - 25.00%                       22.16        675      32.36
25.01% - 30.00%                       27.87        641      36.34
30.01% - 35.00%                       32.28        586      43.97
35.01% - 40.00%                       37.96        629      39.63
40.01% - 45.00%                       42.92        584      42.41
45.01% - 50.00%                       48.04        590      34.29
50.01% - 55.00%                       53.13        603      43.04
55.01% - 60.00%                       58.27        601      41.72
60.01% - 65.00%                       64.64        616      42.91
65.01% - 70.00%                       69.19        579      43.47
70.01% - 75.00%                       75.56        599      43.04
75.01% - 80.00%                       93.87        658      43.11
80.01% - 85.00%                       84.75        617      44.13
85.01% - 90.00%                       89.93        639      43.60
90.01% - 95.00%                       94.91        691      45.15
95.01% - 100.00%                      99.91        679      43.43
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 80.34%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
4.501% - 5.000%                        5           2,312,404                0.54      5.507         357          78.38
5.001% - 5.500%                       56          20,577,039                4.78      6.008         357          78.05
5.501% - 6.000%                      175          61,652,952               14.32      6.469         357          78.33
6.001% - 6.500%                      255          81,749,431               18.99      6.928         357          79.81
6.501% - 7.000%                      844         215,186,313               49.99      7.951         357          79.81
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
4.501% - 5.000%                       84.00        699      47.00
5.001% - 5.500%                       91.20        681      44.36
5.501% - 6.000%                       91.66        675      43.46
6.001% - 6.500%                       92.34        664      43.11
6.501% - 7.000%                       86.57        624      42.93
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 4.560%
Maximum: 6.990%
Non-Zero Weighted Average: 6.458%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
5.001% - 5.500%                        4           1,877,071                0.44      5.462         357          78.01
5.501% - 6.000%                       36          12,642,887                2.94      5.911         357          77.06
6.001% - 6.500%                      138          49,775,812               11.56      6.359         357          78.62
6.501% - 7.000%                      267          88,156,508               20.48      6.821         357          79.32
7.001% - 7.500%                      278          83,613,641               19.43      7.323         357          80.24
7.501% - 8.000%                      285          73,458,134               17.07      7.802         357          79.70
8.001% - 8.500%                      149          39,513,290                9.18      8.261         357          81.39
8.501% - 9.000%                      106          19,810,749                4.60      8.773         357          79.43
9.001% - 9.500%                       32           6,261,241                1.45      9.269         357          78.50
9.501% - 10.000%                      15           1,873,453                0.44      9.834         357          72.53
10.001% - 10.500%                     12           1,904,417                0.44      9.964         356          72.90
10.501% - 11.000%                      9           1,959,721                0.46     10.766         357          65.31
11.501% - 12.000%                      4             631,213                0.15     11.718         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
5.001% - 5.500%                       80.29        692      46.84
5.501% - 6.000%                       87.73        680      44.90
6.001% - 6.500%                       92.11        674      43.54
6.501% - 7.000%                       92.95        670      43.28
7.001% - 7.500%                       90.12        644      43.83
7.501% - 8.000%                       87.44        636      42.60
8.001% - 8.500%                       84.50        606      42.59
8.501% - 9.000%                       81.38        590      41.83
9.001% - 9.500%                       79.13        559      41.86
9.501% - 10.000%                      76.95        558      39.06
10.001% - 10.500%                     74.44        532      38.88
10.501% - 11.000%                     65.31        534      42.15
11.501% - 12.000%                     65.93        562      42.90
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 5.300%
Maximum: 11.800%
Non-Zero Weighted Average: 7.374%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
11.001% - 11.500%                      4           1,877,071                0.44      5.462         357          78.01
11.501% - 12.000%                     35          12,343,415                2.87      5.910         357          77.69
12.001% - 12.500%                    133          47,789,220               11.10      6.365         357          79.06
12.501% - 13.000%                    264          87,111,723               20.24      6.819         357          79.23
13.001% - 13.500%                    277          83,707,471               19.45      7.298         357          79.83
13.501% - 14.000%                    282          72,316,072               16.80      7.783         357          79.70
14.001% - 14.500%                    150          39,179,064                9.10      8.213         357          80.96
14.501% - 15.000%                    108          20,893,463                4.85      8.654         357          79.81
15.001% - 15.500%                     37           8,674,689                2.02      8.988         356          81.77
15.501% - 16.000%                     19           3,089,482                0.72      9.383         356          73.56
16.001% - 16.500%                     11           1,664,146                0.39     10.181         357          74.19
16.501% - 17.000%                     10           2,147,297                0.50     10.698         357          65.27
17.001% - 17.500%                      1              53,811                0.01     10.250         354          65.00
17.501% - 18.000%                      4             631,213                0.15     11.718         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
11.001% - 11.500%                     80.29        692      46.84
11.501% - 12.000%                     88.62        681      45.15
12.001% - 12.500%                     92.80        675      43.50
12.501% - 13.000%                     92.82        670      43.25
13.001% - 13.500%                     89.68        644      43.98
13.501% - 14.000%                     87.68        637      42.81
14.001% - 14.500%                     84.47        607      42.12
14.501% - 15.000%                     82.08        595      41.13
15.001% - 15.500%                     82.49        579      43.60
15.501% - 16.000%                     76.24        555      41.55
16.001% - 16.500%                     75.95        524      37.34
16.501% - 17.000%                     65.27        533      41.35
17.001% - 17.500%                     65.00        536      12.16
17.501% - 18.000%                     65.93        562      42.90
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 11.300%
Maximum: 17.800%
Non-Zero Weighted Average: 13.405%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
2.00%                              1,299         369,472,018               85.84      7.365         357          79.49
3.00%                                 36          12,006,121                2.79      7.613         355          78.71
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
2.00                                  89.03        645      43.20
3.00                                  83.77        625      41.80
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.031%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
1.50%                              1,335         381,478,138               88.63      7.373         357          79.47
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
1.50                                  88.86        644      43.16
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     432          48,948,338               11.37      8.742         351          87.13
Apr-07                                 3             870,223                0.20      8.134         354          91.56
May-07                                18           5,305,472                1.23      7.419         355          75.35
Jun-07                               150          44,328,441               10.30      7.457         356          79.80
Jul-07                             1,125         318,651,079               74.03      7.366         357          79.46
May-08                                 1             136,800                0.03      7.350         355          80.00
Jun-08                                 4           2,040,381                0.47      7.608         356          76.61
Jul-08                                29           8,078,213                1.88      7.045         357          80.79
Jun-10                                 1             371,754                0.09      6.950         356          71.05
Jul-10                                 4           1,695,775                0.39      7.136         357          78.71
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.97        660      43.72
Apr-07                                97.84        664      43.06
May-07                                80.20        623      40.97
Jun-07                                89.00        637      43.85
Jul-07                                89.07        645      43.12
May-08                               100.00        700      40.14
Jun-08                                83.41        644      35.20
Jul-08                                87.40        656      42.63
Jun-10                                71.05        609      48.62
Jul-10                                84.46        642      49.98
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           402         126,736,663               29.44      7.319         357          80.23
New York                             279          86,104,159               20.00      7.293         356          80.13
Florida                              202          39,087,646                9.08      7.846         357          80.10
New Jersey                           144          37,288,943                8.66      7.757         356          80.06
Illinois                             116          21,136,153                4.91      7.595         357          80.86
Massachusetts                         67          16,812,302                3.91      7.767         357          80.67
Virginia                              58          16,321,889                3.79      7.487         357          79.00
Maryland                              69          15,045,033                3.50      7.730         357          80.31
Hawaii                                31           9,224,521                2.14      7.085         357          81.33
Nevada                                35           8,024,145                1.86      7.404         357          83.31
Arizona                               36           6,557,705                1.52      7.911         355          80.77
Other                                328          48,087,318               11.17      7.957         355          80.77
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            89.33        646      43.70
New York                              89.47        654      45.07
Florida                               85.48        632      41.93
New Jersey                            86.39        638      43.52
Illinois                              90.30        654      42.66
Massachusetts                         89.49        643      43.10
Virginia                              88.80        640      41.87
Maryland                              86.85        638      41.87
Hawaii                                92.48        682      43.26
Nevada                                90.18        653      44.04
Arizona                               90.01        633      38.04
Other                                 90.06        644      41.19
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Number of States Represented: 42


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                            1,633         403,652,957               93.78      7.494         356          80.59
Investment                           115          20,731,165                4.82      8.112         356          76.44
Second Home                           19           6,042,355                1.40      7.840         357          76.73
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               89.63        646      43.42
Investment                            77.30        638      38.74
Second Home                           78.45        631      45.37
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence            1,392         333,057,221               77.38      7.563         356          80.39
2-4 Family                           260          76,791,637               17.84      7.316         356          79.88
Condo                                115          20,577,618                4.78      7.757         357          81.19
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               88.42        641      43.11
2-4 Family                            90.01        662      44.07
Condo                                 92.05        658      41.85
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                           1,042         244,239,359               56.74      7.444         356          82.66
Refinance - Cashout                  713         182,977,619               42.51      7.644         356          77.35
Refinance - Rate Term                 12           3,209,498                0.75      7.356         357          74.26
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              96.19        668      43.47
Refinance - Cashout                   79.33        616      42.89
Refinance - Rate Term                 76.19        612      43.07
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Stated Documentation               1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Stated Documentation                  88.88        646      43.22
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    426          97,649,597               22.69      7.929         356          81.73
12                                   317          88,183,240               20.49      7.477         356          79.62
24                                   906         218,477,794               50.76      7.385         356          80.18
36                                   118          26,115,845                6.07      7.396         356          78.90
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     89.10        645      42.84
12                                    88.84        649      44.88
24                                    89.46        645      42.89
36                                    83.25        638      41.78
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                           1,442         407,300,091               94.63      7.382         357          79.26
2nd Lien                             325          23,126,385                5.37     10.104         350          99.43
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              88.28        644      43.21
2nd Lien                              99.43        674      43.49
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
500 - 500                              1             343,488                0.08      9.500         357          80.00
501 - 520                             53          13,738,821                3.19      8.980         357          73.14
521 - 540                             57          13,591,801                3.16      8.490         357          73.25
541 - 560                             67          17,117,480                3.98      8.228         356          73.33
561 - 580                             55          14,241,019                3.31      8.021         356          73.43
581 - 600                             93          24,806,882                5.76      7.608         357          76.30
601 - 620                            118          33,793,367                7.85      7.579         356          81.26
621 - 640                            311          66,970,124               15.56      7.568         356          81.05
641 - 660                            291          67,385,991               15.66      7.300         356          81.78
661 - 680                            273          67,989,504               15.80      7.393         356          82.40
681 - 700                            166          42,802,601                9.94      7.257         357          81.77
701 - 720                            110          25,529,700                5.93      7.233         356          82.49
721 - 740                             71          16,952,140                3.94      7.185         357          82.85
741 - 760                             60          14,810,424                3.44      7.190         357          83.22
761 - 780                             28           6,450,640                1.50      7.197         357          79.74
781 - 800                             11           3,495,187                0.81      7.006         357          81.35
801 >=                                 2             407,307                0.09      6.216         357          72.70
----------------------------------------------------------------------------------------------------------------------
Total:                             1,767         430,426,476              100.00      7.528         356          80.34
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
500 - 500                             80.00        500      46.77
501 - 520                             73.14        511      44.05
521 - 540                             73.37        532      44.16
541 - 560                             73.97        552      44.77
561 - 580                             73.85        570      43.42
581 - 600                             76.52        591      42.35
601 - 620                             83.08        611      43.08
621 - 640                             89.85        631      43.18
641 - 660                             93.70        650      43.29
661 - 680                             95.20        670      42.57
681 - 700                             92.38        690      43.31
701 - 720                             95.06        709      42.26
721 - 740                             96.20        730      44.44
741 - 760                             95.95        748      44.45
761 - 780                             91.98        769      43.45
781 - 800                             97.85        791      42.67
801 >=                                72.70        809      34.73
-----------------------------------------------------------------
Total:                                88.88        646      43.22
-----------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 646


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Investor



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 417
Aggregate Principal Balance ($): 74,734,507
Weighted Average Current Mortgage Rate (%): 7.746
Non-Zero Weighted Average Margin (%): 6.668
Non-Zero Weighted Average Maximum Rate (%): 13.712
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 83.88
% First Liens: 99.60
% Owner Occupied: 0.00
% Purchase: 55.06
% Full Documentation: 69.05
Non-Zero Weighted Average FICO Score: 651


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                         2              13,065                0.02     12.554          57          95.00
Fixed - 10 Year                       14             131,390                0.18     12.126         117          94.43
Fixed - 15 Year                        8             209,754                0.28     11.641         177          88.65
Fixed - 25 Year                        1             326,724                0.44      6.475         296          90.00
Fixed - 30 Year                       42           8,104,450               10.84      7.991         357          80.57
ARM - 2 Year/6 Month LIBOR           336          62,185,912               83.21      7.732         357          84.05
ARM - 3 Year/6 Month LIBOR            10           2,288,965                3.06      7.441         357          86.89
ARM - 5 Year/6 Month LIBOR             4           1,474,247                1.97      6.740         357          87.21
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Fixed - 5 Year                        95.00        607      49.90
Fixed - 10 Year                       94.43        654      38.59
Fixed - 15 Year                       88.65        648      30.40
Fixed - 25 Year                       90.00        725      54.48
Fixed - 30 Year                       82.64        655      40.59
ARM - 2 Year/6 Month LIBOR            86.38        650      40.56
ARM - 3 Year/6 Month LIBOR            87.57        660      48.08
ARM - 5 Year/6 Month LIBOR            87.21        672      38.11
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                        1             360,982                0.48      5.850         357          85.00
6.000% - 6.999%                       55          15,786,978               21.12      6.754         356          86.16
7.000% - 7.999%                      180          36,423,673               48.74      7.552         357          84.21
8.000% - 8.999%                      106          16,533,324               22.12      8.468         357          82.71
9.000% - 9.999%                       40           4,221,431                5.65      9.440         355          79.10
10.000% - 10.999%                     11             990,415                1.33     10.342         356          72.56
11.000% - 11.999%                      7             191,159                0.26     11.292         278          84.97
12.000% - 12.999%                     16             204,167                0.27     12.344         141          92.83
13.000% - 13.999%                      1              22,379                0.03     13.250         177          95.00
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       90.00        741      46.92
6.000% - 6.999%                       88.82        671      43.07
7.000% - 7.999%                       86.50        668      41.25
8.000% - 8.999%                       84.09        620      37.99
9.000% - 9.999%                       81.09        573      40.13
10.000% - 10.999%                     77.39        546      34.56
11.000% - 11.999%                     84.97        580      44.00
12.000% - 12.999%                     92.83        654      31.26
13.000% - 13.999%                     95.00        733      46.34
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: 5.850%
Maximum: 13.250%
Weighted Average: 7.746%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$1 - $25,000                          21             241,221                0.32     12.253         138          93.72
$25,001 - $50,000                      2              57,412                0.08     12.366         177          90.37
$50,001 - $75,000                     68           4,180,820                5.59      8.998         354          83.10
$75,001 - $100,000                    54           4,603,840                6.16      8.072         357          82.59
$100,001 - $125,000                   38           4,286,379                5.74      8.041         357          86.52
$125,001 - $150,000                   36           4,946,823                6.62      8.084         357          84.41
$150,001 - $175,000                   34           5,440,704                7.28      7.617         357          84.39
$175,001 - $200,000                   31           5,824,227                7.79      7.682         357          84.96
$200,001 - $225,000                   20           4,259,392                5.70      7.536         357          84.02
$225,001 - $250,000                   16           3,759,033                5.03      7.719         357          80.93
$250,001 - $275,000                   18           4,686,938                6.27      7.472         357          81.47
$275,001 - $300,000                    5           1,423,104                1.90      7.483         357          84.06
$300,001 - $325,000                   12           3,780,259                5.06      7.398         357          87.54
$325,001 - $350,000                   14           4,685,593                6.27      7.247         353          84.99
$350,001 - $375,000                    5           1,807,140                2.42      7.933         357          77.55
$375,001 - $400,000                    6           2,317,207                3.10      7.565         357          83.91
$400,001 - $425,000                    7           2,873,055                3.84      7.089         357          81.49
$425,001 - $450,000                    9           3,985,280                5.33      7.650         357          87.76
$450,001 - $475,000                    4           1,878,051                2.51      7.622         357          85.04
$500,001 - $750,000                   17           9,698,030               12.98      7.636         357          82.49
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$1 - $25,000                          93.72        675      37.81
$25,001 - $50,000                     90.37        630      29.42
$50,001 - $75,000                     87.75        629      40.54
$75,001 - $100,000                    85.23        631      40.73
$100,001 - $125,000                   89.44        640      38.04
$125,001 - $150,000                   86.07        631      35.37
$150,001 - $175,000                   86.76        666      38.74
$175,001 - $200,000                   88.79        675      40.17
$200,001 - $225,000                   86.49        662      40.81
$225,001 - $250,000                   82.82        650      42.00
$250,001 - $275,000                   83.97        659      43.59
$275,001 - $300,000                   84.06        663      41.32
$300,001 - $325,000                   89.21        665      36.61
$325,001 - $350,000                   86.07        657      40.01
$350,001 - $375,000                   78.55        616      45.75
$375,001 - $400,000                   86.35        642      43.64
$400,001 - $425,000                   82.91        686      45.19
$425,001 - $450,000                   89.38        643      47.38
$450,001 - $475,000                   86.30        639      46.67
$500,001 - $750,000                   83.99        650      39.76
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: $5,116
Maximum: $747,708
Average: $179,219


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
60                                     2              13,065                0.02     12.554          57          95.00
120                                   14             131,390                0.18     12.126         117          94.43
180                                    8             209,754                0.28     11.641         177          88.65
300                                    1             326,724                0.44      6.475         296          90.00
360                                  392          74,053,574               99.09      7.732         357          83.82
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
60                                    95.00        607      49.90
120                                   94.43        654      38.59
180                                   88.65        648      30.40
300                                   90.00        725      54.48
360                                   86.02        651      40.74
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 359


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Jan-60                                 2              13,065                0.02     12.554          57          95.00
61 - 120                              14             131,390                0.18     12.126         117          94.43
121 - 180                              8             209,754                0.28     11.641         177          88.65
241 - 300                              1             326,724                0.44      6.475         296          90.00
301 - 360                            392          74,053,574               99.09      7.732         357          83.82
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
Jan-60                                95.00        607      49.90
61 - 120                              94.43        654      38.59
121 - 180                             88.65        648      30.40
241 - 300                             90.00        725      54.48
301 - 360                             86.02        651      40.74
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: 57
Maximum: 357
Weighted Average: 356


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                        1              50,345                0.07     10.990         357          12.00
30.01% - 35.00%                        1              77,850                0.10      8.250         357          33.33
40.01% - 45.00%                        1             264,549                0.35      8.850         357          44.17
45.01% - 50.00%                        1             249,579                0.33      8.900         357          47.17
50.01% - 55.00%                        1              79,847                0.11      8.300         357          51.61
55.01% - 60.00%                        5           1,408,406                1.88      7.802         356          56.74
60.01% - 65.00%                        6           1,164,022                1.56      8.384         357          63.73
65.01% - 70.00%                       13           2,821,614                3.78      8.233         357          68.97
70.01% - 75.00%                       15           2,512,889                3.36      7.936         357          73.98
75.01% - 80.00%                      109          20,138,671               26.95      7.901         356          79.87
80.01% - 85.00%                       44           7,986,896               10.69      7.638         356          84.85
85.01% - 90.00%                      202          37,768,032               50.54      7.568         356          89.94
90.01% - 95.00%                       18             211,808                0.28     12.266         136          95.00
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
10.01% - 15.00%                       12.00        526      21.78
30.01% - 35.00%                       33.33        679      51.40
40.01% - 45.00%                       44.17        596      29.59
45.01% - 50.00%                       47.17        572      48.78
50.01% - 55.00%                       51.61        635      33.58
55.01% - 60.00%                       56.74        594      45.40
60.01% - 65.00%                       63.73        655      43.10
65.01% - 70.00%                       70.48        601      37.79
70.01% - 75.00%                       73.98        600      40.73
75.01% - 80.00%                       81.27        643      38.94
80.01% - 85.00%                       88.27        635      40.31
85.01% - 90.00%                       92.68        669      41.90
90.01% - 95.00%                       95.00        674      36.74
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: 12.00%
Maximum: 95.00%
Weighted Average: 83.88%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
5.001% - 5.500%                        1             360,982                0.48      5.850         357          85.00
5.501% - 6.000%                       21           5,500,273                7.36      6.526         357          86.20
6.001% - 6.500%                       53          13,601,091               18.20      6.957         357          85.83
6.501% - 7.000%                      275          46,486,778               62.20      8.071         357          83.50
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
5.001% - 5.500%                       90.00        741      46.92
5.501% - 6.000%                       89.68        670      40.07
6.001% - 6.500%                       88.20        669      43.29
6.501% - 7.000%                       85.51        642      40.06
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 5.210%
Maximum: 6.990%
Non-Zero Weighted Average: 6.668%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
5.501% - 6.000%                        1             360,982                0.48      5.850         357          85.00
6.001% - 6.500%                       12           2,860,201                3.83      6.388         357          84.91
6.501% - 7.000%                       44          12,498,449               16.72      6.845         357          86.29
7.001% - 7.500%                       64          14,291,895               19.12      7.327         357          83.52
7.501% - 8.000%                       95          17,524,656               23.45      7.766         357          85.48
8.001% - 8.500%                       46           7,738,124               10.35      8.231         357          83.78
8.501% - 9.000%                       48           6,619,269                8.86      8.781         357          82.40
9.001% - 9.500%                       17           1,808,136                2.42      9.329         357          81.86
9.501% - 10.000%                      14           1,392,517                1.86      9.684         357          77.72
10.001% - 10.500%                      8             804,550                1.08     10.338         356          74.21
10.501% - 11.000%                      1              50,345                0.07     10.990         357          12.00
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
5.501% - 6.000%                       90.00        741      46.92
6.001% - 6.500%                       88.21        680      40.51
6.501% - 7.000%                       88.99        668      41.88
7.001% - 7.500%                       85.42        664      43.70
7.501% - 8.000%                       87.83        671      40.99
8.001% - 8.500%                       85.00        624      35.93
8.501% - 9.000%                       84.18        607      38.16
9.001% - 9.500%                       83.92        573      39.97
9.501% - 10.000%                      80.65        547      41.96
10.001% - 10.500%                     79.26        530      33.10
10.501% - 11.000%                     12.00        526      21.78
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 5.850%
Maximum: 10.990%
Non-Zero Weighted Average: 7.700%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
11.501% - 12.000%                      1             360,982                0.48      5.850         357          85.00
12.001% - 12.500%                     12           2,860,201                3.83      6.388         357          84.91
12.501% - 13.000%                     43          12,325,469               16.49      6.843         357          86.23
13.001% - 13.500%                     63          14,190,293               18.99      7.326         357          83.51
13.501% - 14.000%                     93          17,353,249               23.22      7.758         357          85.66
14.001% - 14.500%                     46           7,772,495               10.40      8.222         357          83.74
14.501% - 15.000%                     51           6,963,655                9.32      8.732         357          82.22
15.001% - 15.500%                     18           1,875,367                2.51      9.286         357          82.15
15.501% - 16.000%                     13           1,337,079                1.79      9.685         357          77.62
16.001% - 16.500%                      7             750,739                1.00     10.344         356          74.87
16.501% - 17.000%                      2             105,783                0.14     10.288         355          47.64
17.001% - 17.500%                      1              53,811                0.07     10.250         354          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
11.501% - 12.000%                     90.00        741      46.92
12.001% - 12.500%                     88.21        680      40.51
12.501% - 13.000%                     88.91        666      41.84
13.001% - 13.500%                     85.39        664      43.66
13.501% - 14.000%                     88.09        672      41.27
14.001% - 14.500%                     84.93        624      35.98
14.501% - 15.000%                     83.90        608      37.68
15.001% - 15.500%                     84.50        577      40.37
15.501% - 16.000%                     80.67        548      41.91
16.001% - 16.500%                     80.28        530      34.60
16.501% - 17.000%                     47.64        522      33.02
17.001% - 17.500%                     65.00        536      12.16
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 11.850%
Maximum: 17.250%
Non-Zero Weighted Average: 13.712%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
2.00%                                342          65,153,675               87.18      7.697         357          84.24
3.00%                                  8             795,449                1.06      7.898         355          82.04
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
2.00%                                 86.46        650      40.81
3.00%                                 84.62        648      36.44
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.012%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
1.50%                                350          65,949,124               88.24      7.700         357          84.22
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
1.50                                  86.44        650      40.76
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      67           8,785,384               11.76      8.091         346          81.35
Apr-07                                 3             176,481                0.24      9.262         354          79.24
May-07                                 4             477,815                0.64      7.453         355          86.94
Jun-07                                31           6,747,886                9.03      7.917         356          81.48
Jul-07                               298          54,783,730               73.30      7.707         357          84.35
Jun-08                                 1             154,421                0.21      8.500         356          90.00
Jul-08                                 9           2,134,544                2.86      7.365         357          86.66
Jul-10                                 4           1,474,247                1.97      6.740         357          87.21
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      83.25        657      40.84
Apr-07                                83.05        589      36.75
May-07                                89.81        685      42.14
Jun-07                                82.89        631      39.81
Jul-07                                86.79        652      40.65
Jun-08                                90.00        635      51.25
Jul-08                                87.40        662      47.85
Jul-10                                87.21        672      38.11
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Weighted Average:
2007-08-03


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                            55          13,390,076               17.92      7.428         354          83.10
New York                              36          10,550,392               14.12      7.567         356          82.42
Florida                               54           8,853,896               11.85      7.744         356          83.61
New Jersey                            26           7,075,116                9.47      7.850         356          83.41
Georgia                               27           4,539,757                6.07      7.836         357          86.02
Illinois                              34           4,457,555                5.96      7.835         356          84.97
Maryland                              19           3,202,814                4.29      7.759         357          85.32
Virginia                              15           2,759,395                3.69      7.796         357          85.18
Michigan                              25           1,851,140                2.48      8.796         357          82.75
Massachusetts                          7           1,831,419                2.45      8.372         356          76.45
Hawaii                                 8           1,750,357                2.34      7.103         356          85.57
Other                                111          14,472,590               19.37      7.917         355          85.36
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            84.60        650      40.65
New York                              83.41        659      40.84
Florida                               86.11        646      39.48
New Jersey                            84.96        669      42.96
Georgia                               88.99        641      40.27
Illinois                              86.85        652      43.46
Maryland                              87.05        647      46.63
Virginia                              88.84        616      37.41
Michigan                              91.96        648      41.54
Massachusetts                         76.79        580      52.24
Hawaii                                91.65        680      42.92
Other                                 87.70        658      37.42
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Number of States Represented: 41


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Investment                           417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Investment                            86.06        651      40.77
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------



16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence              278          48,795,406               65.29      7.753         356          84.44
2-4 Family                           102          19,862,714               26.58      7.809         356          82.09
Condo                                 37           6,076,387                8.13      7.484         352          85.23
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               86.65        649      40.36
2-4 Family                            84.48        654      40.95
Condo                                 86.53        662      43.52
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                             227          41,146,520               55.06      7.620         355          87.09
Refinance - Cashout                  188          32,903,049               44.03      7.902         356          80.08
Refinance - Rate Term                  2             684,938                0.92      7.794         357          73.53
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              90.70        666      40.81
Refinance - Cashout                   80.52        634      40.71
Refinance - Rate Term                 73.53        591      41.62
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                   293          51,606,379               69.05      7.586         355          87.24
Stated Documentation                 115          20,731,165               27.74      8.112         356          76.44
Easy Documentation                     9           2,396,964                3.21      8.022         354          75.83
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    90.06        658      41.47
Stated Documentation                  77.30        638      38.74
Easy Documentation                    75.83        607      43.27
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                     78          17,116,661               22.90      7.938         355          84.21
12                                    59          13,419,229               17.96      7.646         356          85.57
24                                   233          36,825,545               49.28      7.661         356          83.73
36                                    47           7,373,073                9.87      7.905         354          80.78
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     86.14        669      39.49
12                                    88.12        658      41.02
24                                    85.91        643      41.27
36                                    82.89        638      40.80
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                             394          74,435,874               99.60      7.728         356          83.84
2nd Lien                              23             298,633                0.40     12.274         145          93.08
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              86.03        651      40.79
2nd Lien                              93.08        666      36.19
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
501 - 520                              9           1,817,719                2.43      9.664         357          74.60
521 - 540                             13           1,914,425                2.56      8.966         357          75.32
541 - 560                             15           1,778,509                2.38      8.666         351          76.56
561 - 580                             14           1,558,801                2.09      8.678         356          77.43
581 - 600                             44           7,940,637               10.63      8.024         356          76.95
601 - 620                             43           8,020,604               10.73      7.985         356          84.99
621 - 640                             61          10,834,912               14.50      7.665         356          84.48
641 - 660                             58          12,208,946               16.34      7.533         356          87.16
661 - 680                             44           6,641,326                8.89      7.592         356          84.70
681 - 700                             31           4,962,966                6.64      7.269         356          85.78
701 - 720                             32           5,910,473                7.91      7.443         356          87.98
721 - 740                             21           4,193,263                5.61      7.393         350          85.28
741 - 760                             18           3,326,269                4.45      7.294         356          87.09
761 - 780                              9           2,459,401                3.29      7.313         357          82.09
781 - 800                              3             560,184                0.75      7.675         357          85.23
801 >=                                 2             606,072                0.81      7.259         357          90.00
----------------------------------------------------------------------------------------------------------------------
Total:                               417          74,734,507              100.00      7.746         356          83.88
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
501 - 520                             74.60        513      36.28
521 - 540                             76.19        535      42.60
541 - 560                             78.55        551      43.77
561 - 580                             78.68        573      44.08
581 - 600                             78.54        591      41.04
601 - 620                             85.90        611      41.14
621 - 640                             86.26        632      40.63
641 - 660                             90.30        651      40.68
661 - 680                             86.16        669      41.00
681 - 700                             88.97        689      36.72
701 - 720                             90.71        711      40.68
721 - 740                             89.94        731      40.43
741 - 760                             89.61        747      41.63
761 - 780                             84.05        769      41.03
781 - 800                             87.38        784      43.60
801 >=                                95.00        807      52.75
-----------------------------------------------------------------
Total:                                86.06        651      40.77
-----------------------------------------------------------------
Minimum: 503
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2-4 Family



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 552
Aggregate Principal Balance ($): 143,183,908
Weighted Average Current Mortgage Rate (%): 7.268
Non-Zero Weighted Average Margin (%): 6.298
Non-Zero Weighted Average Maximum Rate (%): 13.155
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 82.01
% First Liens: 95.51
% Owner Occupied: 86.13
% Purchase: 56.86
% Full Documentation: 45.44
Non-Zero Weighted Average FICO Score: 649


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                         1               5,116                0.00     12.250          57          95.00
Fixed - 10 Year                       10             102,829                0.07     12.243         117          94.13
Fixed - 15 Year                       17             753,995                0.53      8.725         177          68.22
Fixed - 20 Year                        9             419,369                0.29      8.878         237          64.55
Fixed - 25 Year                        1             402,186                0.28      6.750         297          85.00
Fixed - 30 Year                      124          20,953,736               14.63      7.936         357          86.46
ARM - 2 Year/6 Month LIBOR           333          99,459,976               69.46      7.231         357          81.14
ARM - 2 Year/6 Month LIBOR/
 5 Yeear Interest Only                36          13,614,074                9.51      6.622         357          81.91
ARM - 3 Year/6 Month LIBOR            12           3,799,608                2.65      6.773         357          85.29
ARM - 3 Year/6 Month LIBOR/
 5 Year Interest Only                  3           1,179,200                0.82      6.874         357          78.45
ARM - 5 Year/6 Month LIBOR             6           2,493,820                1.74      6.725         357          82.28
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Fixed - 5 Year                        95.00        600      50.03
Fixed - 10 Year                       94.13        618      44.15
Fixed - 15 Year                       68.22        634      42.30
Fixed - 20 Year                       64.55        615      43.05
Fixed - 25 Year                       85.00        637      44.12
Fixed - 30 Year                       89.93        672      44.17
ARM - 2 Year/6 Month LIBOR            88.69        641      43.92
ARM - 2 Year/6 Month LIBOR/
 5 Yeear Interest Only                97.45        665      44.68
ARM - 3 Year/6 Month LIBOR            91.60        665      44.43
ARM - 3 Year/6 Month LIBOR/
 5 Year Interest Only                 90.31        673      35.44
ARM - 5 Year/6 Month LIBOR            85.32        645      40.98
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                       27           9,867,429                6.89      5.810         357          78.61
6.000% - 6.999%                      170          58,321,942               40.73      6.601         355          80.86
7.000% - 7.999%                      176          51,186,635               35.75      7.479         357          81.83
8.000% - 8.999%                       60          14,402,786               10.06      8.424         356          83.50
9.000% - 9.999%                       54           5,737,337                4.01      9.522         356          92.82
10.000% - 10.999%                     32           2,522,359                1.76     10.354         352          90.68
11.000% - 11.999%                     18             807,539                0.56     11.413         309          92.35
12.000% - 12.999%                     13             305,872                0.21     12.379         237          66.89
13.000% - 13.999%                      2              32,009                0.02     13.250         159          93.50
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       88.62        663      43.14
6.000% - 6.999%                       90.61        661      44.09
7.000% - 7.999%                       89.20        643      43.90
8.000% - 8.999%                       85.49        617      44.87
9.000% - 9.999%                       93.36        656      43.27
10.000% - 10.999%                     92.14        613      40.79
11.000% - 11.999%                     92.35        605      42.18
12.000% - 12.999%                     66.89        628      32.90
13.000% - 13.999%                     93.50        692      48.77
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: 5.400%
Maximum: 13.250%
Weighted Average: 7.268%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$1 - $25,000                          26             394,321                0.28     11.562         174          95.56
$25,001 - $50,000                     21             769,989                0.54     10.244         315          99.27
$50,001 - $75,000                     34           2,123,720                1.48      9.461         352          85.88
$75,001 - $100,000                    34           2,936,282                2.05      8.941         351          91.23
$100,001 - $125,000                   30           3,299,714                2.30      8.643         357          90.58
$125,001 - $150,000                   33           4,567,845                3.19      8.136         357          82.10
$150,001 - $175,000                   32           5,139,403                3.59      7.595         348          77.80
$175,001 - $200,000                   31           5,831,803                4.07      7.481         351          77.48
$200,001 - $225,000                   28           5,986,638                4.18      7.207         357          81.54
$225,001 - $250,000                   12           2,848,588                1.99      7.322         357          81.95
$250,001 - $275,000                   18           4,750,796                3.32      7.408         357          77.90
$275,001 - $300,000                   23           6,627,152                4.63      6.981         357          77.45
$300,001 - $325,000                   20           6,291,310                4.39      7.073         357          82.64
$325,001 - $350,000                   28           9,490,636                6.63      6.841         357          81.30
$350,001 - $375,000                   25           9,046,158                6.32      7.268         357          79.30
$375,001 - $400,000                   29          11,274,551                7.87      7.041         357          80.18
$400,001 - $425,000                   23           9,489,441                6.63      6.937         354          82.45
$425,001 - $450,000                   32          14,069,317                9.83      7.070         357          84.67
$450,001 - $475,000                   22          10,170,567                7.10      6.831         357          83.86
$475,001 - $500,000                   18           8,789,840                6.14      7.010         357          83.86
$500,001 - $750,000                   33          19,285,839               13.47      7.108         357          81.43
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$1 - $25,000                          95.56        639      42.81
$25,001 - $50,000                     99.27        631      43.33
$50,001 - $75,000                     89.11        637      38.72
$75,001 - $100,000                    94.48        663      42.41
$100,001 - $125,000                   94.60        658      40.98
$125,001 - $150,000                   88.30        626      41.96
$150,001 - $175,000                   84.34        637      40.82
$175,001 - $200,000                   84.04        635      43.88
$200,001 - $225,000                   86.10        629      38.73
$225,001 - $250,000                   85.62        647      42.98
$250,001 - $275,000                   82.88        630      44.70
$275,001 - $300,000                   87.43        651      44.75
$300,001 - $325,000                   93.91        659      42.32
$325,001 - $350,000                   86.37        636      43.95
$350,001 - $375,000                   88.67        635      44.74
$375,001 - $400,000                   91.32        655      45.43
$400,001 - $425,000                   90.99        673      43.70
$425,001 - $450,000                   93.11        666      46.38
$450,001 - $475,000                   93.19        664      44.26
$475,001 - $500,000                   88.00        634      45.47
$500,001 - $750,000                   89.88        649      44.43
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: $5,116
Maximum: $747,544
Average: $259,391


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
60                                     1               5,116                0.00     12.250          57          95.00
120                                   10             102,829                0.07     12.243         117          94.13
180                                   17             753,995                0.53      8.725         177          68.22
240                                    9             419,369                0.29      8.878         237          64.55
300                                    1             402,186                0.28      6.750         297          85.00
360                                  514         141,500,413               98.82      7.253         357          82.11
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
60                                    95.00        600      50.03
120                                   94.13        618      44.15
180                                   68.22        634      42.30
240                                   64.55        615      43.05
300                                   85.00        637      44.12
360                                   89.75        649      43.92
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Jan-60                                 1               5,116                0.00     12.250          57          95.00
61 - 120                              10             102,829                0.07     12.243         117          94.13
121 - 180                             17             753,995                0.53      8.725         177          68.22
181 - 240                              9             419,369                0.29      8.878         237          64.55
241 - 300                              1             402,186                0.28      6.750         297          85.00
301 - 360                            514         141,500,413               98.82      7.253         357          82.11
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
Jan-60                                95.00        600      50.03
61 - 120                              94.13        618      44.15
121 - 180                             68.22        634      42.30
181 - 240                             64.55        615      43.05
241 - 300                             85.00        637      44.12
301 - 360                             89.75        649      43.92
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: 57
Maximum: 357
Weighted Average: 355


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                        1              50,345                0.04     10.990         357          12.00
20.01% - 25.00%                        1             153,578                0.11      6.650         177          22.16
25.01% - 30.00%                        1             125,370                0.09     12.500         356          26.42
30.01% - 35.00%                        1              77,850                0.05      8.250         357          33.33
35.01% - 40.00%                        4             576,823                0.40      7.556         308          38.33
40.01% - 45.00%                        2             394,263                0.28      8.439         357          43.35
45.01% - 50.00%                        2             399,107                0.28      7.575         357          49.69
50.01% - 55.00%                        7           2,188,325                1.53      6.548         340          53.62
55.01% - 60.00%                        5           1,354,863                0.95      7.454         357          57.91
60.01% - 65.00%                        6           1,156,051                0.81      7.120         357          63.39
65.01% - 70.00%                       20           5,630,231                3.93      8.034         357          68.89
70.01% - 75.00%                       24           6,831,891                4.77      7.265         357          73.86
75.01% - 80.00%                      213          68,537,949               47.87      6.923         357          79.86
80.01% - 85.00%                       45          13,338,440                9.32      6.990         355          84.64
85.01% - 90.00%                      103          29,463,312               20.58      7.317         356          89.75
90.01% - 95.00%                       36           4,690,445                3.28      8.009         344          95.00
95.01% - 100.00%                      81           8,215,066                5.74      9.459         353          99.72
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
10.01% - 15.00%                       12.00        526      21.78
20.01% - 25.00%                       22.16        675      32.36
25.01% - 30.00%                       26.42        629      21.08
30.01% - 35.00%                       33.33        679      51.40
35.01% - 40.00%                       38.33        597      43.81
40.01% - 45.00%                       43.35        579      35.36
45.01% - 50.00%                       49.69        579      40.90
50.01% - 55.00%                       53.62        614      41.94
55.01% - 60.00%                       57.91        582      44.85
60.01% - 65.00%                       63.39        610      40.30
65.01% - 70.00%                       69.19        582      46.58
70.01% - 75.00%                       73.86        597      45.92
75.01% - 80.00%                       94.12        666      43.41
80.01% - 85.00%                       85.80        630      43.37
85.01% - 90.00%                       92.67        643      44.84
90.01% - 95.00%                       95.00        661      44.65
95.01% - 100.00%                      99.72        677      43.78
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.01%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
4.501% - 5.000%                        8           2,662,132                1.86      5.607         357          81.34
5.001% - 5.500%                       30          11,691,094                8.17      5.969         357          78.88
5.501% - 6.000%                       72          25,178,984               17.59      6.485         357          80.30
6.001% - 6.500%                       83          26,404,923               18.44      6.939         357          82.05
6.501% - 7.000%                      197          54,609,545               38.14      7.851         357          82.04
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
4.501% - 5.000%                       91.04        658      47.48
5.001% - 5.500%                       91.20        675      44.16
5.501% - 6.000%                       89.99        659      43.64
6.001% - 6.500%                       92.79        652      42.25
6.501% - 7.000%                       87.73        628      44.53
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 4.760%
Maximum: 6.990%
Non-Zero Weighted Average: 6.298%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
5.001% - 5.500%                        2             644,000                0.45      5.452         356          77.13
5.501% - 6.000%                       28           9,932,025                6.94      5.847         357          78.77
6.001% - 6.500%                       52          19,477,628               13.60      6.343         357          80.07
6.501% - 7.000%                       90          30,261,077               21.13      6.803         357          81.67
7.001% - 7.500%                       86          26,546,844               18.54      7.295         357          81.91
7.501% - 8.000%                       68          18,770,094               13.11      7.763         357          82.05
8.001% - 8.500%                       28           7,322,053                5.11      8.241         357          84.08
8.501% - 9.000%                       20           5,064,224                3.54      8.784         357          82.42
9.001% - 9.500%                        7           1,160,042                0.81      9.195         357          86.16
9.501% - 10.000%                       2             527,549                0.37      9.715         357          76.27
10.001% - 10.500%                      5             619,448                0.43     10.359         356          71.06
10.501% - 11.000%                      1              50,345                0.04     10.990         357          12.00
11.501% - 12.000%                      1             171,346                0.12     11.850         357          70.00
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
5.001% - 5.500%                       86.70        636      47.63
5.501% - 6.000%                       88.82        660      43.63
6.001% - 6.500%                       90.47        675      43.98
6.501% - 7.000%                       92.42        649      43.19
7.001% - 7.500%                       91.70        655      43.80
7.501% - 8.000%                       86.61        618      44.67
8.001% - 8.500%                       86.49        622      44.97
8.501% - 9.000%                       83.37        594      45.56
9.001% - 9.500%                       88.30        611      45.41
9.501% - 10.000%                      76.27        516      40.56
10.001% - 10.500%                     77.03        520      31.46
10.501% - 11.000%                     12.00        526      21.78
11.501% - 12.000%                     70.00        550      34.26
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 5.400%
Maximum: 11.850%
Non-Zero Weighted Average: 7.134%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
11.001% - 11.500%                      2             644,000                0.45      5.452         356          77.13
11.501% - 12.000%                     27           9,632,553                6.73      5.844         357          79.63
12.001% - 12.500%                     49          18,114,531               12.65      6.355         357          80.91
12.501% - 13.000%                     90          30,417,158               21.24      6.793         357          81.33
13.001% - 13.500%                     89          27,909,942               19.49      7.241         357          81.28
13.501% - 14.000%                     67          18,357,539               12.82      7.762         357          81.87
14.001% - 14.500%                     27           7,203,847                5.03      8.240         357          83.90
14.501% - 15.000%                     22           5,620,171                3.93      8.668         357          83.17
15.001% - 15.500%                      8           1,278,249                0.89      9.112         357          86.98
15.501% - 16.000%                      2             527,549                0.37      9.715         357          76.27
16.001% - 16.500%                      4             565,637                0.40     10.369         356          71.63
16.501% - 17.000%                      1              50,345                0.04     10.990         357          12.00
17.001% - 17.500%                      1              53,811                0.04     10.250         354          65.00
17.501% - 18.000%                      1             171,346                0.12     11.850         357          70.00
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
11.001% - 11.500%                     86.70        636      47.63
11.501% - 12.000%                     90.00        660      43.91
12.001% - 12.500%                     91.48        675      44.11
12.501% - 13.000%                     92.03        650      43.09
13.001% - 13.500%                     90.98        656      43.72
13.501% - 14.000%                     86.41        619      44.69
14.001% - 14.500%                     86.35        623      44.93
14.501% - 15.000%                     84.43        593      45.43
15.001% - 15.500%                     88.92        610      45.60
15.501% - 16.000%                     76.27        516      40.56
16.001% - 16.500%                     78.18        518      33.30
16.501% - 17.000%                     12.00        526      21.78
17.001% - 17.500%                     65.00        536      12.16
17.501% - 18.000%                     70.00        550      34.26
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 11.400%
Maximum: 17.850%
Non-Zero Weighted Average: 13.155%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
2.00%                                381         118,012,752               82.42      7.143         357          81.52
3.00%                                  9           2,533,926                1.77      6.704         355          73.74
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
2.00                                  89.95        645      43.93
3.00                                  78.97        635      41.57
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.021%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
1.50%                                390         120,546,678               84.19      7.134         357          81.36
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
1.50                                  89.72        645      43.88
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     162          22,637,231               15.81      7.980         346          85.46
Feb-07                                 1             254,517                0.18      6.250         352          90.00
Apr-07                                 1              53,811                0.04     10.250         354          65.00
May-07                                 7           2,225,598                1.55      6.670         355          72.09
Jun-07                                25           8,611,697                6.01      7.192         356          78.74
Jul-07                               335         101,928,427               71.19      7.166         357          81.63
Jun-08                                 2             714,582                0.50      6.963         356          86.44
Jul-08                                13           4,264,226                2.98      6.769         357          83.20
Jun-10                                 1             371,754                0.26      6.950         356          71.05
Jul-10                                 5           2,122,066                1.48      6.686         357          84.25
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      88.67        669      44.08
Feb-07                               100.00        689      35.14
Apr-07                                65.00        536      12.16
May-07                                76.90        631      43.01
Jun-07                                87.82        652      42.96
Jul-07                                90.18        644      44.16
Jun-08                                86.44        640      45.83
Jul-08                                92.11        672      41.71
Jun-10                                71.05        609      48.62
Jul-10                                87.82        651      39.64
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-08-04


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
New York                             197          65,052,795               45.43      7.144         356          81.85
New Jersey                            72          19,521,763               13.63      7.438         354          82.18
California                            48          15,931,317               11.13      6.935         356          81.06
Massachusetts                         57          14,838,949               10.36      7.411         355          81.20
Illinois                              44           8,107,754                5.66      7.647         357          80.85
Connecticut                           25           3,998,726                2.79      7.220         355          83.92
Florida                               18           3,263,879                2.28      7.326         354          84.60
Rhode Island                           9           2,134,088                1.49      7.402         356          79.83
New Hampshire                         12           1,895,798                1.32      7.302         354          86.93
Minnesota                             10           1,768,591                1.24      7.466         354          88.78
Michigan                              18           1,338,431                0.93      8.422         355          82.15
Other                                 42           5,331,817                3.72      7.749         353          83.86
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
New York                              89.67        653      44.75
New Jersey                            89.48        650      42.58
California                            89.51        651      43.43
Massachusetts                         87.84        631      46.38
Illinois                              88.77        643      41.73
Connecticut                           92.06        646      46.18
Florida                               92.37        628      42.05
Rhode Island                          83.12        654      44.73
New Hampshire                         98.68        669      42.68
Minnesota                             93.55        647      34.97
Michigan                              95.19        633      43.23
Other                                 87.47        645      39.05
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Number of States Represented: 25


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                              450         123,321,194               86.13      7.181         355          81.99
Investment                           102          19,862,714               13.87      7.809         356          82.09
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               90.37        648      44.39
Investment                            84.48        654      40.95
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
2-4 Family                           552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
2-4 Family                            89.55        649      43.91
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                             332          81,417,519               56.86      7.283         356          84.01
Refinance - Cashout                  217          60,947,814               42.57      7.251         354          79.40
Refinance - Rate Term                  3             818,576                0.57      6.963         354          77.08
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              96.31        670      43.38
Refinance - Cashout                   80.69        621      44.60
Refinance - Rate Term                 77.08        637      45.08
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Stated Documentation                 260          76,791,637               53.63      7.316         356          79.88
Full Documentation                   289          65,061,456               45.44      7.198         355          84.43
Easy Documentation                     3           1,330,815                0.93      7.918         356          86.11
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Stated Documentation                  90.01        662      44.07
Full Documentation                    89.08        633      43.97
Easy Documentation                    86.11        621      31.44
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    161          40,558,548               28.33      7.459         354          82.45
12                                   168          50,572,508               35.32      7.277         356          81.41
24                                   188          45,935,379               32.08      7.074         355          82.11
36                                    35           6,117,474                4.27      7.380         356          83.24
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     89.62        650      43.32
12                                    89.70        651      44.69
24                                    89.62        647      43.79
36                                    87.40        640      42.22
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 19


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                             450         136,747,963               95.51      7.136         356          81.20
2nd Lien                             102           6,435,946                4.49     10.059         341          99.22
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              89.10        648      43.90
2nd Lien                              99.22        672      44.05
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
501 - 520                              6           1,727,926                1.21      8.964         357          71.72
521 - 540                             16           4,351,703                3.04      8.063         357          77.95
541 - 560                             23           5,554,198                3.88      7.968         356          73.59
561 - 580                             29           7,266,942                5.08      7.341         354          79.09
581 - 600                             40           8,126,922                5.68      7.741         354          80.60
601 - 620                             58          15,502,707               10.83      7.222         354          82.39
621 - 640                             91          20,283,335               14.17      7.271         353          80.77
641 - 660                             84          22,006,517               15.37      7.087         356          84.33
661 - 680                             70          19,629,272               13.71      7.205         355          82.61
681 - 700                             38          11,114,471                7.76      7.030         357          82.94
701 - 720                             37          10,466,434                7.31      6.998         356          85.27
721 - 740                             26           7,258,301                5.07      7.119         356          82.83
741 - 760                             22           6,420,369                4.48      7.206         356          84.69
761 - 780                              9           2,575,290                1.80      6.671         357          82.09
781 - 800                              2             482,025                0.34      6.697         357          81.06
801 >=                                 1             417,495                0.29      7.150         357          90.00
----------------------------------------------------------------------------------------------------------------------
Total:                               552         143,183,908              100.00      7.268         355          82.01
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
501 - 520                             71.72        514      44.40
521 - 540                             78.33        529      47.27
541 - 560                             74.48        552      46.66
561 - 580                             80.69        572      43.38
581 - 600                             82.61        593      47.10
601 - 620                             84.94        610      44.99
621 - 640                             87.49        631      42.77
641 - 660                             93.65        650      43.35
661 - 680                             94.75        670      43.73
681 - 700                             94.11        691      40.80
701 - 720                             94.13        710      43.84
721 - 740                             94.71        733      43.98
741 - 760                             96.95        748      45.06
761 - 780                             96.27        771      40.94
781 - 800                             94.47        783      43.83
801 >=                                95.00        803      54.63
-----------------------------------------------------------------
Total:                                89.55        649      43.91
-----------------------------------------------------------------
Minimum: 503
Maximum: 803
Weighted Average: 649


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2/28 - 5 Year IO



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 885
Aggregate Principal Balance ($): 260,521,716
Weighted Average Current Mortgage Rate (%): 6.501
Non-Zero Weighted Average Margin (%): 5.784
Non-Zero Weighted Average Maximum Rate (%): 12.523
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.49
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 72.44
% Full Documentation: 81.33
Non-Zero Weighted Average FICO Score: 649


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                96.23        649      42.30
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      186          63,588,688               24.41      5.765         357          79.91
6.000% - 6.999%                      506         147,966,755               56.80      6.495         357          81.14
7.000% - 7.999%                      169          44,671,391               17.15      7.401         357          83.87
8.000% - 8.999%                       23           4,235,383                1.63      8.216         357          92.17
9.000% - 9.999%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       94.83        663      42.12
6.000% - 6.999%                       96.42        648      42.36
7.000% - 7.999%                       97.35        632      42.42
8.000% - 8.999%                       99.11        633      41.58
9.000% - 9.999%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.501%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                      2             119,500                0.05      8.872         356         100.00
$75,001 - $100,000                    22           1,909,991                0.73      7.118         357          81.95
$100,001 - $125,000                   67           7,497,916                2.88      7.022         357          81.35
$125,001 - $150,000                   62           8,581,715                3.29      6.818         357          80.12
$150,001 - $175,000                   75          12,093,490                4.64      6.612         357          81.39
$175,001 - $200,000                   76          14,308,979                5.49      6.547         357          81.28
$200,001 - $225,000                   66          14,026,009                5.38      6.492         357          81.74
$225,001 - $250,000                   57          13,512,942                5.19      6.416         357          81.23
$250,001 - $275,000                   50          13,177,189                5.06      6.533         357          81.70
$275,001 - $300,000                   58          16,671,359                6.40      6.483         357          82.39
$300,001 - $325,000                   44          13,766,296                5.28      6.572         357          82.75
$325,001 - $350,000                   37          12,469,283                4.79      6.393         357          81.99
$350,001 - $375,000                   37          13,427,856                5.15      6.433         357          81.69
$375,001 - $400,000                   31          11,969,444                4.59      6.363         357          81.06
$400,001 - $425,000                   24           9,937,344                3.81      6.478         357          82.16
$425,001 - $450,000                   27          11,835,793                4.54      6.080         357          81.30
$450,001 - $475,000                   20           9,229,278                3.54      6.743         357          80.90
$475,001 - $500,000                   23          11,177,760                4.29      6.287         357          81.36
$500,001 - $750,000                  104          62,435,822               23.97      6.517         357          81.32
$750,001 - $1,000,000                  3           2,373,750                0.91      5.782         357          76.64
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$50,001 - $75,000                    100.00        639      49.05
$75,001 - $100,000                    98.82        630      41.47
$100,001 - $125,000                   97.26        627      42.44
$125,001 - $150,000                   96.93        639      43.07
$150,001 - $175,000                   96.83        626      43.51
$175,001 - $200,000                   98.47        645      41.68
$200,001 - $225,000                   97.71        642      42.65
$225,001 - $250,000                   97.25        642      42.78
$250,001 - $275,000                   96.31        658      39.89
$275,001 - $300,000                   95.18        647      41.90
$300,001 - $325,000                   94.95        638      43.34
$325,001 - $350,000                   96.17        649      42.98
$350,001 - $375,000                   94.50        646      41.51
$375,001 - $400,000                   96.32        649      42.11
$400,001 - $425,000                   97.12        649      43.08
$425,001 - $450,000                   94.61        664      42.31
$450,001 - $475,000                   97.15        655      45.06
$475,001 - $500,000                   96.10        663      41.58
$500,001 - $750,000                   96.47        656      42.42
$750,001 - $1,000,000                 76.64        662      30.43
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $294,375


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
359                                    1             680,000                0.26      6.050         355          77.27
360                                  884         259,841,716               99.74      6.502         357          81.50
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
359                                   93.74        630      49.78
360                                   96.24        649      42.28
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
301 - 360                            885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
301 - 360                             96.23        649      42.30
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                        1             165,000                0.06      5.500         357          50.00
50.01% - 55.00%                        2             288,288                0.11      5.442         357          52.95
55.01% - 60.00%                        1             116,000                0.04      6.750         357          58.00
60.01% - 65.00%                        3             578,999                0.22      6.242         357          61.62
65.01% - 70.00%                        4           1,185,099                0.45      6.224         357          70.00
70.01% - 75.00%                       14           6,101,405                2.34      5.939         357          74.06
75.01% - 80.00%                      676         199,680,147               76.65      6.436         357          79.97
80.01% - 85.00%                       67          19,116,778                7.34      6.520         357          84.25
85.01% - 90.00%                       86          24,541,070                9.42      6.823         357          89.38
90.01% - 95.00%                       10           3,390,951                1.30      7.087         357          94.81
95.01% - 100.00%                      21           5,357,979                2.06      7.791         357         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
45.01% - 50.00%                       50.00        688      44.98
50.01% - 55.00%                       52.95        669      30.98
55.01% - 60.00%                       58.00        579      34.14
60.01% - 65.00%                       61.62        638      30.63
65.01% - 70.00%                       70.00        618      44.70
70.01% - 75.00%                       75.83        651      36.81
75.01% - 80.00%                       98.34        654      42.23
80.01% - 85.00%                       88.04        624      41.62
85.01% - 90.00%                       93.02        631      44.88
90.01% - 95.00%                       94.81        627      46.62
95.01% - 100.00%                     100.00        655      40.38
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.49%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                        1             301,500                0.12      6.950         357          90.00
4.001% - 4.500%                        4           1,208,560                0.46      5.175         357          77.00
4.501% - 5.000%                       52          17,471,908                6.71      5.506         357          79.27
5.001% - 5.500%                      200          67,801,056               26.03      5.953         357          80.44
5.501% - 6.000%                      275          80,458,197               30.88      6.415         357          81.01
6.001% - 6.500%                      202          55,711,525               21.38      6.902         357          81.82
6.501% - 7.000%                      151          37,568,971               14.42      7.580         357          85.04
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
1.000% - 3.500%                       90.00        648      41.25
4.001% - 4.500%                       91.00        691      43.78
4.501% - 5.000%                       94.33        667      42.54
5.001% - 5.500%                       96.04        659      42.03
5.501% - 6.000%                       95.90        645      42.78
6.001% - 6.500%                       96.80        646      41.74
6.501% - 7.000%                       97.58        634      42.44
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.784%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                       32           9,993,808                3.84      5.376         357          78.38
5.501% - 6.000%                      173          59,326,728               22.77      5.853         357          80.27
6.001% - 6.500%                      277          84,321,591               32.37      6.325         357          80.96
6.501% - 7.000%                      221          60,709,663               23.30      6.801         357          81.35
7.001% - 7.500%                      105          27,522,642               10.56      7.267         357          83.68
7.501% - 8.000%                       57          15,414,049                5.92      7.755         357          85.21
8.001% - 8.500%                       16           2,802,735                1.08      8.224         357          92.62
8.501% - 9.000%                        3             371,000                0.14      8.774         357         100.00
9.001% - 9.500%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.001% - 5.500%                       90.84        672      41.58
5.501% - 6.000%                       95.86        660      42.28
6.001% - 6.500%                       96.42        648      42.92
6.501% - 7.000%                       96.37        648      41.26
7.001% - 7.500%                       97.15        633      42.76
7.501% - 8.000%                       97.41        633      42.43
8.001% - 8.500%                       98.66        623      44.14
8.501% - 9.000%                      100.00        664      38.09
9.001% - 9.500%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.501%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                     32           9,993,808                3.84      5.376         357          78.38
11.501% - 12.000%                    168          56,917,128               21.85      5.858         357          80.15
12.001% - 12.500%                    275          83,448,399               32.03      6.327         357          80.99
12.501% - 13.000%                    222          61,613,263               23.65      6.760         357          81.38
13.001% - 13.500%                    105          27,404,924               10.52      7.232         357          83.24
13.501% - 14.000%                     61          16,920,049                6.49      7.666         357          85.01
14.001% - 14.500%                     18           3,793,645                1.46      7.969         357          92.13
14.501% - 15.000%                      3             371,000                0.14      8.774         357         100.00
15.001% - 15.500%                      1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
11.001% - 11.500%                     90.84        672      41.58
11.501% - 12.000%                     95.89        659      42.73
12.001% - 12.500%                     96.44        648      42.87
12.501% - 13.000%                     96.31        648      40.70
13.001% - 13.500%                     96.98        632      42.73
13.501% - 14.000%                     97.38        635      43.00
14.001% - 14.500%                     99.01        633      45.31
14.501% - 15.000%                    100.00        664      38.09
15.001% - 15.500%                    100.00        655      50.00
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.523%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
2.00%                                872         254,742,014               97.78      6.505         357          81.44
3.00%                                 13           5,779,702                2.22      6.322         355          83.60
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
2.00%                                 96.23        649      42.32
3.00%                                 96.44        656      41.60
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.50%                                885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
1.50%                                 96.23        649      42.30
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Apr-07                                 1             273,200                0.10      6.990         354          80.00
May-07                                 7           2,832,102                1.09      6.301         355          88.00
Jun-07                               135          40,627,799               15.59      6.466         356          80.71
Jul-07                               742         216,788,616               83.21      6.509         357          81.55
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Apr-07                               100.00        656      48.63
May-07                                94.24        633      43.10
Jun-07                                95.92        654      42.28
Jul-07                                96.32        648      42.29
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-06-26


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           336         128,669,287               49.39      6.355         357          80.69
Florida                               88          20,914,443                8.03      6.668         357          82.45
Maryland                              51          13,382,452                5.14      6.509         357          83.51
New York                              31          12,137,547                4.66      6.474         357          81.29
Virginia                              32          10,543,822                4.05      6.552         357          82.03
New Jersey                            34           9,112,047                3.50      6.954         357          86.28
Massachusetts                         28           8,188,770                3.14      6.576         357          81.92
Colorado                              40           7,325,668                2.81      6.530         357          80.26
Hawaii                                18           7,127,817                2.74      6.225         357          80.77
Georgia                               37           6,146,808                2.36      6.855         357          82.12
Nevada                                22           5,758,425                2.21      6.697         357          81.54
Other                                168          31,214,630               11.98      6.779         357          82.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            95.64        652      42.52
Florida                               95.66        645      40.77
Maryland                              97.77        640      41.84
New York                              93.72        649      44.17
Virginia                              96.95        667      42.28
New Jersey                            96.30        641      41.74
Massachusetts                         97.68        664      44.25
Colorado                              99.75        644      44.04
Hawaii                                98.78        678      40.87
Georgia                               98.02        633      42.28
Nevada                                95.77        639      39.78
Other                                 97.08        634      41.93
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Number of States Represented: 35


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                              884         260,222,315               99.89      6.501         357          81.48
Second Home                            1             299,401                0.11      5.900         357          90.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               96.23        649      42.29
Second Home                          100.00        790      48.85
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence              773         228,123,605               87.56      6.489         357          81.41
Condo                                 76          18,784,037                7.21      6.554         357          82.12
2-4 Family                            36          13,614,074                5.23      6.622         357          81.91
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               96.05        648      42.02
Condo                                 97.56        648      44.01
2-4 Family                            97.45        665      44.68
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                             643         188,728,612               72.44      6.510         357          80.96
Refinance - Cashout                  238          70,519,793               27.07      6.463         357          82.83
Refinance - Rate Term                  4           1,273,311                0.49      7.260         357          86.45
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              98.50        655      42.20
Refinance - Cashout                   90.10        632      42.45
Refinance - Rate Term                100.00        608      48.46
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                   770         211,893,498               81.33      6.408         357          81.68
Stated Documentation                 107          45,778,149               17.57      6.877         357          79.71
Easy Documentation                     8           2,850,069                1.09      7.338         357          95.98
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    96.02        642      42.41
Stated Documentation                  97.25        680      42.16
Easy Documentation                    95.98        646      36.17
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    130          32,201,511               12.36      6.884         357          82.83
12                                    66          24,080,384                9.24      6.714         357          81.40
24                                   638         191,755,271               73.60      6.428         357          81.18
36                                    51          12,484,551                4.79      6.215         357          82.97
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     97.38        647      41.93
12                                    96.63        656      43.06
24                                    96.11        649      42.25
36                                    94.43        629      42.55
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                             885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              96.23        649      42.30
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
561 - 580                             14           2,785,079                1.07      7.009         357          80.37
581 - 600                            174          41,806,257               16.05      6.732         357          81.92
601 - 620                            129          34,634,388               13.29      6.674         357          82.66
621 - 640                            129          38,697,836               14.85      6.414         357          82.03
641 - 660                            140          43,269,813               16.61      6.367         357          81.44
661 - 680                            109          39,653,778               15.22      6.584         357          81.10
681 - 700                             80          22,833,266                8.76      6.332         357          80.01
701 - 720                             53          19,729,267                7.57      6.283         357          80.71
721 - 740                             24           7,319,091                2.81      6.403         357          80.79
741 - 760                             15           4,546,983                1.75      6.191         357          80.44
761 - 780                             11           3,678,813                1.41      6.241         357          81.40
781 - 800                              6           1,347,145                0.52      6.567         357          82.22
801 >=                                 1             220,000                0.08      5.850         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                               885         260,521,716              100.00      6.501         357          81.49
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
561 - 580                             96.81        578      37.62
581 - 600                             95.79        591      42.71
601 - 620                             94.64        610      41.86
621 - 640                             94.28        630      43.64
641 - 660                             95.85        649      42.36
661 - 680                             98.13        669      41.35
681 - 700                             97.06        689      41.92
701 - 720                             98.40        709      42.50
721 - 740                             97.46        729      44.89
741 - 760                             96.17        750      37.91
761 - 780                            100.00        767      44.50
781 - 800                            100.00        793      36.00
801 >=                               100.00        813      45.24
-----------------------------------------------------------------
Total:                                96.23        649      42.30
-----------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 649


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Sandelman Partners
---------------------------------------------------------

                                Data Requested
--------------------------------
Deal Name
--------------------------------
Principal Balance:              1,162,489,625.21
Originators (Over 5%)
Orig2(%)
Orig3(%)
Orig4(%)

Servicers (Over 5%)

Serv2(%)
Serv3(%)

MI (%)                                     68.13

Number of Loans                            5,723
Avg Loan Balance                      203,125.92
FRM %                                      14.41
ARM % (2yr/3yr/5yr)                        85.59

IO %                                       23.44
Wtd Avg IO Term (IO loans only)               60
Wtd Avg FICO (IO loans)                      650

Wtd Avg Current Mortgage Rate (%)          7.315
Non-Zero Wtd Avg Margin (%)                6.282
Wtd Avg Initial Cap (%)                    2.032
Wtd Avg Periodic Cap (%)                   1.500
1st Lien %                                 94.51
2nd Lien%                                   5.49

Non-Zero Wtd Avg FICO                        630
FICO below 600 (inc. N/A)%                 29.89
% FICO below 550 (inc. N/A)%                8.99

Wtd Avg Comb Orig LTV                      82.21
% LTV > 80                                 38.60
% LTV > 90                                  9.37
% LTV > 95                                  7.06

Silent 2nds %                              44.23
CLTV including all silent 2nds (%)         89.73

% Full Doc                                 61.40
% Stated Doc                               37.03
% Limited/Stated Doc                        1.58

% Owner Occupied                           92.34

% Cashout Refinance                        45.15
% Purchase                                 54.23
% Rate Term Refinance                       0.62

CA(%)                                      28.12
FL(%)                                      11.00
NY(%)                                      12.10
IL(%)                                       4.30

% Prepay Penalty                           79.74

Wtd Avg Std Orig Term (mths)                 359
Wtd Avg Std Rem Term (mths)                  356
WALA (mths)                                    3
Initial O/C
Stepdown Target O/C
O/C Floor (% of Orig)

--------------------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.


Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

SABR 2005-FR5

                                                          100 PPC, Over Flat Libor
====================================================================================================================================
   Period    Date          Balance             Excess ($)        Excess (%)       LIBOR_1MO            LIBOR_6MO
     0            3-Nov-05
     1           25-Nov-05    1,162,489,625.21      2,463,461.50            2.543                4.000                  4.360
     2           25-Dec-05    1,137,365,001.79      1,182,229.89            1.247                4.000                  4.360
     3           25-Jan-06    1,112,599,460.13      1,155,422.60            1.246                4.000                  4.360
     4           25-Feb-06    1,088,180,312.21      1,136,860.56            1.254                4.000                  4.360
     5           25-Mar-06    1,064,096,081.12      1,150,472.27            1.297                4.000                  4.360
     6           25-Apr-06    1,040,336,502.59      1,101,515.34            1.271                4.000                  4.360
     7           25-May-06    1,016,892,521.45      1,097,692.52            1.295                4.000                  4.360
     8           25-Jun-06      993,756,282.66      1,068,132.76            1.290                4.000                  4.360
     9           25-Jul-06      970,921,116.72      1,068,023.57            1.320                4.000                  4.360
     10          25-Aug-06      948,381,519.41      1,036,245.01            1.311                4.000                  4.360
     11          25-Sep-06      926,133,125.57      1,020,724.70            1.323                4.000                  4.360
     12          25-Oct-06      904,173,056.30      1,026,180.64            1.362                4.000                  4.360
     13          25-Nov-06      882,499,522.66        990,276.47            1.347                4.000                  4.360
     14          25-Dec-06      861,342,116.29        998,950.72            1.392                4.000                  4.360
     15          25-Jan-07      840,688,598.38        959,774.67            1.370                4.000                  4.360
     16          25-Feb-07      820,527,019.55        944,462.11            1.381                4.000                  4.360
     17          25-Mar-07      800,845,712.99      1,011,885.30            1.516                4.000                  4.360
     18          25-Apr-07      781,633,287.83        913,818.29            1.403                4.000                  4.360
     19          25-May-07      762,878,622.59        927,980.00            1.460                4.000                  4.360
     20          25-Jun-07      744,570,858.85        883,271.64            1.424                4.000                  4.360
     21          25-Jul-07      726,699,395.01        904,449.08            1.494                4.000                  4.360
     22          25-Aug-07      709,254,431.80      1,987,548.04            3.363                4.000                  4.360
     23          25-Sep-07      692,339,087.22      1,941,609.77            3.365                4.000                  4.360
     24          25-Oct-07      675,824,587.09      1,967,625.13            3.494                4.000                  4.360
     25          25-Nov-07      659,701,468.77      1,852,579.26            3.370                4.000                  4.360
     26          25-Dec-07      643,960,492.48      1,877,668.44            3.499                4.000                  4.360
     27          25-Jan-08      628,592,636.13      1,769,570.60            3.378                4.000                  4.360
     28          25-Feb-08      613,589,267.49      2,306,418.80            4.511                4.000                  4.360
     29          25-Mar-08      598,993,195.70      2,381,065.57            4.770                4.000                  4.360
     30          25-Apr-08      584,742,186.33      2,201,066.57            4.517                4.000                  4.360
     31          25-May-08      570,828,110.23      2,211,361.54            4.649                4.000                  4.360
     32          25-Jun-08      557,243,029.41      2,100,415.09            4.523                4.000                  4.360
     33          25-Jul-08      543,979,192.55      2,112,982.94            4.661                4.000                  4.360
     34          25-Aug-08      531,029,367.76      2,041,092.22            4.612                4.000                  4.360
     35          25-Sep-08      518,388,049.05      1,993,753.53            4.615                4.000                  4.360
     36          25-Oct-08      506,045,680.90      2,002,429.82            4.748                4.000                  4.360
     37          25-Nov-08      493,995,219.70      1,902,367.51            4.621                4.000                  4.360
     38          25-Dec-08      482,229,787.47      1,897,114.39            4.721                4.000                  4.360
     39          25-Jan-09      470,742,667.98      1,804,425.94            4.600                4.000                  4.360
     40          25-Feb-09      459,527,427.01      1,776,269.53            4.639                4.000                  4.360
     41          25-Mar-09      448,578,619.89      1,882,688.30            5.036                4.000                  4.360
     42          25-Apr-09      437,888,856.65      1,694,322.09            4.643                4.000                  4.360
     43          25-May-09      427,452,032.62      1,701,027.16            4.775                4.000                  4.360
     44          25-Jun-09      417,262,186.65      1,614,617.15            4.643                4.000                  4.360
     45          25-Jul-09      407,313,497.81      1,621,175.83            4.776                4.000                  4.360
     46          25-Aug-09      397,600,292.97      1,539,268.64            4.646                4.000                  4.360
     47          25-Sep-09      388,117,030.54      1,502,586.32            4.646                4.000                  4.360
     48          25-Oct-09      378,858,269.65      1,508,719.37            4.779                4.000                  4.360
     49          25-Nov-09      369,818,717.97      1,431,790.37            4.646                4.000                  4.360
     50          25-Dec-09      360,993,207.67      1,437,705.70            4.779                4.000                  4.360
     51          25-Jan-10      352,376,692.44      1,364,288.31            4.646                4.000                  4.360
     52          25-Feb-10      343,964,244.69      1,331,725.01            4.646                4.000                  4.360
     53          25-Mar-10      335,751,052.72      1,412,102.25            5.047                4.000                  4.360
     54          25-Apr-10      327,732,418.03      1,268,882.67            4.646                4.000                  4.360
     55          25-May-10      319,903,752.62      1,274,269.21            4.780                4.000                  4.360
     56          25-Jun-10      312,260,576.45      1,208,969.18            4.646                4.000                  4.360
     57          25-Jul-10      304,798,514.83      1,214,151.47            4.780                4.000                  4.360
     58          25-Aug-10      297,513,080.55      1,161,733.35            4.686                4.000                  4.360
     59          25-Sep-10      290,351,442.27      1,133,627.59            4.685                4.000                  4.360
     60          25-Oct-10      283,360,317.61      1,139,244.17            4.825                4.000                  4.360
     61          25-Nov-10      276,535,672.41      1,079,417.79            4.684                4.000                  4.360
     62          25-Dec-10      269,873,567.61      1,084,758.89            4.823                4.000                  4.360
     63          25-Jan-11      263,370,157.00      1,027,772.24            4.683                4.000                  4.360
     64          25-Feb-11      257,021,685.06      1,005,558.38            4.695                4.000                  4.360
     65          25-Mar-11      250,824,929.57      1,068,956.18            5.114                4.000                  4.360
     66          25-Apr-11      244,775,845.42        957,407.74            4.694                4.000                  4.360
     67          25-May-11      238,870,937.17        962,054.74            4.833                4.000                  4.360
     68          25-Jun-11      233,106,791.81        911,536.51            4.692                4.000                  4.360
     69          25-Jul-11      227,480,076.81        915,954.13            4.832                4.000                  4.360
     70          25-Aug-11      221,987,538.21        868,032.33            4.692                4.000                  4.360
     71          25-Sep-11      216,626,028.52        846,960.65            4.692                4.000                  4.360
     72          25-Oct-11      211,392,414.46        851,049.96            4.831                4.000                  4.360
     73          25-Nov-11      206,283,666.96        806,320.99            4.691                4.000                  4.360
     74          25-Dec-11      201,296,828.41        810,207.47            4.830                4.000                  4.360
     75          25-Jan-12      196,429,010.95        767,607.47            4.689                4.000                  4.360
     76          25-Feb-12      191,677,394.87        748,944.53            4.689                4.000                  4.360
     77          25-Mar-12      187,039,226.96        774,360.06            4.968                4.000                  4.360
     78          25-Apr-12      182,511,818.96        712,951.64            4.688                4.000                  4.360
     79          25-May-12      178,092,546.05        716,372.39            4.827                4.000                  4.360
     80          25-Jun-12      173,778,845.33        678,666.20            4.686                4.000                  4.360
     81          25-Jul-12      169,568,214.38        681,916.07            4.826                4.000                  4.360
     82          25-Aug-12      165,458,209.84        646,007.85            4.685                4.000                  4.360
     83          25-Sep-12      161,446,445.99        630,264.74            4.685                4.000                  4.360
     84          25-Oct-12      157,530,593.44        633,273.48            4.824                4.000                  4.360
     85          25-Nov-12      153,708,377.76        599,904.47            4.683                4.000                  4.360
     86          25-Dec-12      149,977,578.21        602,762.07            4.823                4.000                  4.360
     87          25-Jan-13      146,336,026.47        570,986.41            4.682                4.000                  4.360
     88          25-Feb-13      142,781,605.40        557,046.84            4.682                4.000                  4.360
     89          25-Mar-13      139,312,247.85        592,188.47            5.101                4.000                  4.360
     90          25-Apr-13      135,925,935.48        530,165.69            4.680                4.000                  4.360
     91          25-May-13      132,620,697.59        532,676.44            4.820                4.000                  4.360
     92          25-Jun-13      129,394,610.01        504,562.79            4.679                4.000                  4.360
     93          25-Jul-13      126,245,794.03        506,946.35            4.819                4.000                  4.360
     94          25-Aug-13      123,172,415.28        480,177.88            4.678                4.000                  4.360
     95          25-Sep-13      120,172,682.74        468,424.12            4.678                4.000                  4.360
     96          25-Oct-13      117,244,847.68        470,628.31            4.817                4.000                  4.360

                                                          100 PPC, Over Fwd Libor
=================================================================================================================================
   Period    Date          Balance              Excess ($)       Excess (%)        LIBOR_1MO             LIBOR_6MO
     0            3-Nov-05
     1           25-Nov-05     1,162,489,625.21     2,463,461.50             2.543                 4.000                   4.360
     2           25-Dec-05     1,137,365,001.79     1,185,321.36             1.251                 4.139                   4.465
     3           25-Jan-06     1,112,599,460.13     1,160,651.65             1.252                 4.343                   4.544
     4           25-Feb-06     1,088,180,312.21     1,139,474.58             1.257                 4.407                   4.597
     5           25-Mar-06     1,064,096,081.12     1,149,013.25             1.296                 4.478                   4.645
     6           25-Apr-06     1,040,336,502.59     1,093,813.86             1.262                 4.548                   4.677
     7           25-May-06     1,016,892,521.45     1,082,841.24             1.278                 4.602                   4.701
     8           25-Jun-06       993,756,282.66     1,044,228.21             1.261                 4.636                   4.717
     9           25-Jul-06       970,921,116.72     1,036,332.87             1.281                 4.652                   4.726
     10          25-Aug-06       948,381,519.41       994,021.68             1.258                 4.667                   4.739
     11          25-Sep-06       926,133,125.57       968,560.46             1.255                 4.680                   4.742
     12          25-Oct-06       904,173,056.30       965,852.49             1.282                 4.690                   4.741
     13          25-Nov-06       882,499,522.66       917,967.54             1.248                 4.697                   4.739
     14          25-Dec-06       861,342,116.29       920,475.92             1.282                 4.695                   4.735
     15          25-Jan-07       840,688,598.38       868,175.53             1.239                 4.724                   4.733
     16          25-Feb-07       820,527,019.55       849,645.76             1.243                 4.684                   4.725
     17          25-Mar-07       800,845,712.99       921,184.22             1.380                 4.678                   4.726
     18          25-Apr-07       781,633,287.83       807,893.31             1.240                 4.676                   4.729
     19          25-May-07       762,878,622.59       820,413.80             1.291                 4.676                   4.732
     20          25-Jun-07       744,570,858.85       767,090.00             1.236                 4.678                   4.737
     21          25-Jul-07       726,699,395.01       786,228.89             1.298                 4.682                   4.742
     22          25-Aug-07       709,254,431.80     1,636,148.81             2.768                 4.688                   4.749
     23          25-Sep-07       692,339,087.22     1,595,149.62             2.765                 4.692                   4.754
     24          25-Oct-07       675,824,587.09     1,637,220.41             2.907                 4.696                   4.760
     25          25-Nov-07       659,701,468.77     1,515,323.25             2.756                 4.702                   4.767
     26          25-Dec-07       643,960,492.48     1,555,422.15             2.898                 4.708                   4.773
     27          25-Jan-08       628,592,636.13     1,440,252.72             2.749                 4.717                   4.780
     28          25-Feb-08       613,589,332.11     2,015,399.12             3.942                 4.724                   4.787
     29          25-Mar-08       598,997,039.81     2,114,935.89             4.237                 4.729                   4.793
     30          25-Apr-08       584,749,649.00     1,917,179.64             3.934                 4.737                   4.800
     31          25-May-08       570,839,035.62     1,941,433.01             4.081                 4.743                   4.886
     32          25-Jun-08       557,257,266.64     1,824,322.83             3.929                 4.749                   4.919
     33          25-Jul-08       543,996,595.55     1,850,363.74             4.082                 4.756                   4.897
     34          25-Aug-08       531,049,813.98     1,942,748.17             4.390                 4.761                   4.930
     35          25-Sep-08       518,424,083.46     1,895,813.49             4.388                 4.766                   4.935
     36          25-Oct-08       506,096,630.63     1,913,950.56             4.538                 4.772                   4.859
     37          25-Nov-08       494,060,433.25     1,746,719.72             4.243                 4.936                   4.891
     38          25-Dec-08       482,308,634.13     1,806,003.85             4.493                 4.781                   4.869
     39          25-Jan-09       470,834,537.23     1,649,432.74             4.204                 4.941                   4.902
     40          25-Feb-09       459,631,741.17     1,605,886.41             4.193                 4.952                   4.881
     41          25-Mar-09       448,693,650.88     1,893,155.27             5.063                 4.476                   4.886
     42          25-Apr-09       438,014,099.71     1,529,318.06             4.190                 4.957                   4.973
     43          25-May-09       427,586,999.44     1,596,642.86             4.481                 4.807                   4.952
     44          25-Jun-09       417,406,404.95     1,451,092.36             4.172                 4.974                   4.986
     45          25-Jul-09       407,466,510.86     1,517,857.58             4.470                 4.819                   4.964
     46          25-Aug-09       397,761,700.27     1,415,315.84             4.270                 4.985                   4.998
     47          25-Sep-09       388,289,241.07     1,382,088.07             4.271                 4.982                   5.004
     48          25-Oct-09       379,040,748.27     1,440,873.57             4.562                 4.836                   4.927
     49          25-Nov-09       370,010,947.24     1,310,308.00             4.250                 5.003                   4.960
     50          25-Dec-09       361,194,687.36     1,369,295.24             4.549                 4.848                   4.938
     51          25-Jan-10       352,586,939.04     1,244,365.09             4.235                 5.016                   4.971
     52          25-Feb-10       344,182,792.06     1,201,553.45             4.189                 5.021                   4.949
     53          25-Mar-10       335,976,492.91     1,422,910.44             5.082                 4.539                   4.954
     54          25-Apr-10       327,964,355.51     1,141,739.82             4.178                 5.031                   5.042
     55          25-May-10       320,141,805.48     1,195,641.19             4.482                 4.874                   5.019
     56          25-Jun-10       312,504,375.93     1,087,049.18             4.174                 5.032                   5.052
     57          25-Jul-10       305,047,705.00     1,136,632.79             4.471                 4.884                   5.029
     58          25-Aug-10       297,767,349.94     1,051,798.79             4.239                 5.052                   5.061
     59          25-Sep-10       290,618,058.63     1,026,608.54             4.239                 5.051                   5.064
     60          25-Oct-10       283,638,630.38     1,076,912.52             4.556                 4.897                   4.986
     61          25-Nov-10       276,825,053.01       974,416.08             4.224                 5.065                   5.017
     62          25-Dec-10       270,173,408.80     1,023,561.06             4.546                 4.906                   4.993
     63          25-Jan-11       263,679,872.26       926,118.49             4.215                 5.073                   5.025
     64          25-Feb-11       257,340,707.38       897,663.07             4.186                 5.064                   5.000
     65          25-Mar-11       251,151,356.79     1,072,254.99             5.123                 4.588                   5.004
     66          25-Apr-11       245,109,207.91       850,735.34             4.165                 5.084                   5.090
     67          25-May-11       239,210,781.86       895,000.64             4.490                 4.923                   5.065
     68          25-Jun-11       233,452,681.69       809,623.79             4.162                 5.086                   5.096
     69          25-Jul-11       227,831,590.47       851,136.84             4.483                 4.929                   5.071
     70          25-Aug-11       222,344,275.87       785,609.02             4.240                 5.096                   5.101
     71          25-Sep-11       216,989,766.42       766,031.10             4.236                 5.099                   5.104
     72          25-Oct-11       211,762,681.51       805,133.44             4.562                 4.937                   5.051
     73          25-Nov-11       206,660,008.90       729,984.18             4.239                 5.095                   5.082
     74          25-Dec-11       201,678,807.26       765,759.40             4.556                 4.942                   5.058
     75          25-Jan-12       196,816,204.59       692,601.30             4.223                 5.110                   5.090
     76          25-Feb-12       192,069,398.88       672,254.67             4.200                 5.104                   5.067
     77          25-Mar-12       187,435,042.36       755,502.28             4.837                 4.787                   5.072
     78          25-Apr-12       182,911,094.41       637,461.48             4.182                 5.121                   5.133
     79          25-May-12       178,494,943.37       670,408.16             4.507                 4.961                   5.110
     80          25-Jun-12       174,184,039.13       605,427.23             4.171                 5.131                   5.145
     81          25-Jul-12       169,975,891.66       637,036.31             4.497                 4.970                   5.123
     82          25-Aug-12       165,868,073.30       585,724.89             4.238                 5.137                   5.157
     83          25-Sep-12       161,859,634.26       569,897.58             4.225                 5.149                   5.165
     84          25-Oct-12       157,946,766.51       599,131.19             4.552                 4.988                   5.085
     85          25-Nov-12       154,127,208.55       540,861.10             4.211                 5.162                   5.120
     86          25-Dec-12       150,398,752.18       568,665.71             4.537                 5.002                   5.099
     87          25-Jan-13       146,759,241.22       514,834.42             4.210                 5.162                   5.133
     88          25-Feb-13       143,206,571.31       495,362.68             4.151                 5.183                   5.111
     89          25-Mar-13       139,738,036.53       596,070.60             5.119                 4.685                   5.117
     90          25-Apr-13       136,352,306.91       470,274.22             4.139                 5.194                   5.208
     91          25-May-13       133,047,421.58       495,263.68             4.467                 5.033                   5.185
     92          25-Jun-13       129,821,465.90       446,331.64             4.126                 5.206                   5.220
     93          25-Jul-13       126,672,570.37       470,428.21             4.456                 5.043                   5.197
     94          25-Aug-13       123,598,915.21       433,625.83             4.210                 5.218                   5.230
     95          25-Sep-13       120,600,202.17       422,542.83             4.204                 5.223                   5.236
     96          25-Oct-13       117,673,136.02       444,742.69             4.535                 5.060                   5.155


                                                        100 PPC, Over Fwd Libor + 100
===================================================================================================================================
   Period    Date          COLLAT Balance             Excess ($)       Excess (%)       LIBOR_1MO             LIBOR_6MO
     0            3-Nov-05
     1           25-Nov-05           1,162,489,625.21     2,484,418.72            2.565               5.000                  5.360
     2           25-Dec-05           1,137,365,001.79     1,207,562.16            1.274               5.139                  5.465
     3           25-Jan-06           1,112,599,460.13     1,175,896.72            1.268               5.343                  5.544
     4           25-Feb-06           1,088,180,312.21     1,145,897.25            1.264               5.407                  5.597
     5           25-Mar-06           1,064,096,081.12     1,145,960.90            1.292               5.478                  5.645
     6           25-Apr-06           1,040,336,502.59     1,079,760.07            1.245               5.548                  5.677
     7           25-May-06           1,016,892,521.45     1,058,171.35            1.249               5.602                  5.701
     8           25-Jun-06             993,756,282.66     1,006,642.45            1.216               5.636                  5.717
     9           25-Jul-06             970,921,116.72       987,727.49            1.221               5.652                  5.726
     10          25-Aug-06             948,381,519.41       930,718.32            1.178               5.667                  5.739
     11          25-Sep-06             926,133,125.57       926,534.02            1.201               5.680                  5.742
     12          25-Oct-06             904,173,056.30       905,545.05            1.202               5.690                  5.741
     13          25-Nov-06             882,499,522.66       848,908.62            1.154               5.697                  5.739
     14          25-Dec-06             861,342,116.29       836,651.33            1.166               5.695                  5.735
     15          25-Jan-07             840,688,598.38       805,213.31            1.149               5.724                  5.733
     16          25-Feb-07             820,527,019.55       771,071.29            1.128               5.684                  5.725
     17          25-Mar-07             800,845,712.99       798,419.43            1.196               5.678                  5.726
     18          25-Apr-07             781,633,287.83       709,976.16            1.090               5.676                  5.729
     19          25-May-07             762,878,622.59       687,942.18            1.082               5.676                  5.732
     20          25-Jun-07             744,570,858.85       654,824.58            1.055               5.678                  5.737
     21          25-Jul-07             726,699,395.01       639,399.86            1.056               5.682                  5.742
     22          25-Aug-07             709,254,431.80     1,125,394.12            1.904               5.688                  5.749
     23          25-Sep-07             692,339,087.22     1,094,484.66            1.897               5.692                  5.754
     24          25-Oct-07             675,824,587.09     1,162,501.00            2.064               5.696                  5.760
     25          25-Nov-07             659,701,468.77     1,034,901.58            1.882               5.702                  5.767
     26          25-Dec-07             643,960,492.48     1,100,272.02            2.050               5.708                  5.773
     27          25-Jan-08             628,592,636.13       980,255.33            1.871               5.717                  5.780
     28          25-Feb-08             613,589,351.72     1,565,603.40            3.062               5.724                  5.787
     29          25-Mar-08             598,997,089.35     1,703,492.93            3.413               5.729                  5.793
     30          25-Apr-08             584,749,727.20     1,487,199.12            3.052               5.737                  5.800
     31          25-May-08             570,839,141.25     1,534,763.44            3.226               5.743                  5.886
     32          25-Jun-08             557,257,398.52     1,413,704.09            3.044               5.749                  5.919
     33          25-Jul-08             543,996,752.54     1,463,317.44            3.228               5.756                  5.897
     34          25-Aug-08             531,050,101.49     1,880,362.76            4.249               5.761                  5.930
     35          25-Sep-08             518,448,718.78     1,834,886.46            4.247               5.766                  5.935
     36          25-Oct-08             506,144,593.80     1,866,619.53            4.426               5.772                  5.859
     37          25-Nov-08             494,130,736.14     1,688,708.51            4.101               5.936                  5.891
     38          25-Dec-08             482,400,319.52     1,756,180.64            4.369               5.781                  5.869
     39          25-Jan-09             470,946,677.95     1,588,910.29            4.049               5.941                  5.902
     40          25-Feb-09             459,763,450.72     1,565,178.95            4.085               5.952                  5.881
     41          25-Mar-09             448,844,503.64     1,885,868.23            5.042               5.476                  5.886
     42          25-Apr-09             438,183,233.74     1,489,496.45            4.079               5.957                  5.973
     43          25-May-09             427,773,580.33     1,567,808.64            4.398               5.807                  5.952
     44          25-Jun-09             417,609,625.01     1,412,207.70            4.058               5.974                  5.986
     45          25-Jul-09             407,685,588.38     1,490,137.23            4.386               5.819                  5.964
     46          25-Aug-09             397,995,921.16     1,384,294.03            4.174               5.985                  5.998
     47          25-Sep-09             388,537,907.41     1,351,408.25            4.174               5.982                  6.004
     48          25-Oct-09             379,303,150.76     1,419,969.40            4.492               5.836                  5.927
     49          25-Nov-09             370,286,399.76     1,280,338.85            4.149               6.003                  5.960
     50          25-Dec-09             361,482,526.28     1,348,713.41            4.477               5.848                  5.938
     51          25-Jan-10             352,886,522.61     1,215,248.20            4.132               6.016                  5.971
     52          25-Feb-10             344,493,511.43     1,174,134.00            4.090               6.021                  5.949
     53          25-Mar-10             336,297,949.71     1,421,145.58            5.071               5.539                  5.954
     54          25-Apr-10             328,295,960.16     1,115,040.95            4.076               6.031                  6.042
     55          25-May-10             320,482,988.18     1,177,377.40            4.409               5.874                  6.019
     56          25-Jun-10             312,854,586.14     1,061,094.14            4.070               6.032                  6.052
     57          25-Jul-10             305,406,410.85     1,118,765.26            4.396               5.884                  6.029
     58          25-Aug-10             298,134,067.61     1,015,780.74            4.089               6.052                  6.061
     59          25-Sep-10             290,999,092.25       991,494.13            4.089               6.051                  6.064
     60          25-Oct-10             284,033,209.99     1,050,208.48            4.437               5.897                  5.986
     61          25-Nov-10             277,232,434.48       941,038.83            4.073               6.065                  6.017
     62          25-Dec-10             270,592,873.06       998,209.04            4.427               5.906                  5.993
     63          25-Jan-11             264,110,724.62       894,396.80            4.064               6.073                  6.025
     64          25-Feb-11             257,782,276.86       866,721.46            4.035               6.064                  6.000
     65          25-Mar-11             251,603,186.53     1,062,176.20            5.066               5.588                  6.004
     66          25-Apr-11             245,570,662.87       821,326.81            4.013               6.084                  6.090
     67          25-May-11             239,681,248.97       872,726.98            4.369               5.923                  6.065
     68          25-Jun-11             233,931,569.26       781,681.00            4.010               6.086                  6.096
     69          25-Jul-11             228,318,327.51       829,999.38            4.362               5.929                  6.071
     70          25-Aug-11             222,838,310.63       760,135.50            4.093               6.096                  6.101
     71          25-Sep-11             217,490,427.38       741,203.69            4.090               6.099                  6.104
     72          25-Oct-11             212,269,463.98       786,624.14            4.447               5.937                  6.051
     73          25-Nov-11             207,172,426.29       706,406.19            4.092               6.095                  6.082
     74          25-Dec-11             202,196,390.57       748,205.08            4.440               5.942                  6.058
     75          25-Jan-12             197,338,501.87       670,204.75            4.075               6.110                  6.090
     76          25-Feb-12             192,595,974.43       650,878.46            4.055               6.104                  6.067
     77          25-Mar-12             187,965,614.48       744,781.82            4.755               5.787                  6.072
     78          25-Apr-12             183,445,252.98       617,159.39            4.037               6.121                  6.133
     79          25-May-12             179,032,293.62       655,452.56            4.393               5.961                  6.110
     80          25-Jun-12             174,724,201.15       586,149.89            4.026               6.131                  6.145
     81          25-Jul-12             170,518,499.98       622,859.80            4.383               5.970                  6.123
     82          25-Aug-12             166,412,775.96       567,464.87            4.092               6.137                  6.157
     83          25-Sep-12             162,405,910.55       552,103.37            4.079               6.149                  6.165
     84          25-Oct-12             158,494,300.76       586,088.83            4.437               5.988                  6.085
     85          25-Nov-12             154,675,697.52       523,968.91            4.065               6.162                  6.120
     86          25-Dec-12             150,947,904.68       556,305.98            4.423               6.002                  6.099
     87          25-Jan-13             147,308,777.76       498,805.94            4.063               6.162                  6.133
     88          25-Feb-13             143,756,223.61       479,719.88            4.004               6.183                  6.111
     89          25-Mar-13             140,287,627.82       592,278.31            5.066               5.685                  6.117
     90          25-Apr-13             136,901,586.66       455,428.54            3.992               6.194                  6.208
     91          25-May-13             133,596,149.72       484,446.70            4.351               6.033                  6.185
     92          25-Jun-13             130,369,412.49       432,243.55            3.979               6.206                  6.220
     93          25-Jul-13             127,219,515.28       460,184.04            4.341               6.043                  6.197
     94          25-Aug-13             124,144,647.15       420,312.08            4.063               6.218                  6.230
     95          25-Sep-13             121,144,341.41       409,575.51            4.057               6.223                  6.236
     96          25-Oct-13             118,215,499.08       435,355.30            4.419               6.060                  6.155


                                                          100 PPC, Over Fwd Libor + 150
===============================================================================================================================
   Period    Date               Balance              Excess ($)       Excess (%)        LIBOR_1MO          LIBOR_6MO
     0                 3-Nov-05
     1                25-Nov-05     1,162,489,625.21     2,494,897.32             2.575              5.500               5.860
     2                25-Dec-05     1,137,365,001.79     1,218,682.57             1.286              5.639               5.965
     3                25-Jan-06     1,112,599,460.13     1,183,519.25             1.276              5.843               6.044
     4                25-Feb-06     1,088,180,312.21     1,149,108.58             1.267              5.907               6.097
     5                25-Mar-06     1,064,096,081.12     1,144,434.73             1.291              5.978               6.145
     6                25-Apr-06     1,040,336,502.59     1,072,733.17             1.237              6.048               6.177
     7                25-May-06     1,016,892,521.45     1,045,836.40             1.234              6.102               6.201
     8                25-Jun-06       993,756,282.66       987,849.57             1.193              6.136               6.217
     9                25-Jul-06       970,921,116.72       963,424.80             1.191              6.152               6.226
     10               25-Aug-06       948,381,519.41       899,066.64             1.138              6.167               6.239
     11               25-Sep-06       926,133,125.57       905,695.97             1.174              6.180               6.242
     12               25-Oct-06       904,173,056.30       878,781.91             1.166              6.190               6.241
     13               25-Nov-06       882,499,522.66       814,379.16             1.107              6.197               6.239
     14               25-Dec-06       861,342,116.29       856,967.55             1.194              6.195               6.235
     15               25-Jan-07       840,688,598.38       820,463.58             1.171              6.224               6.233
     16               25-Feb-07       820,527,019.55       781,093.10             1.142              6.184               6.225
     17               25-Mar-07       800,845,712.99       753,829.96             1.130              6.178               6.226
     18               25-Apr-07       781,633,287.83       710,961.29             1.092              6.176               6.229
     19               25-May-07       762,878,622.59       684,675.73             1.077              6.176               6.232
     20               25-Jun-07       744,570,858.85       648,476.92             1.045              6.178               6.237
     21               25-Jul-07       726,699,395.01       628,543.96             1.038              6.182               6.242
     22               25-Aug-07       709,254,431.80       870,016.78             1.472              6.188               6.249
     23               25-Sep-07       692,339,087.22       844,152.18             1.463              6.192               6.254
     24               25-Oct-07       675,824,587.09       925,141.29             1.643              6.196               6.260
     25               25-Nov-07       659,701,468.77       794,690.75             1.446              6.202               6.267
     26               25-Dec-07       643,960,492.48       872,696.96             1.626              6.208               6.273
     27               25-Jan-08       628,592,636.13       750,153.16             1.432              6.217               6.280
     28               25-Feb-08       613,589,351.72     1,340,542.42             2.622              6.224               6.287
     29               25-Mar-08       598,997,089.35     1,497,612.19             3.000              6.229               6.293
     30               25-Apr-08       584,749,727.20     1,272,053.37             2.610              6.237               6.300
     31               25-May-08       570,839,141.25     1,331,276.84             2.799              6.243               6.386
     32               25-Jun-08       557,257,398.52     1,208,246.51             2.602              6.249               6.419
     33               25-Jul-08       543,996,752.54     1,269,636.43             2.801              6.256               6.397
     34               25-Aug-08       531,050,153.60     1,698,652.01             3.838              6.261               6.430
     35               25-Sep-08       518,450,081.15     1,657,466.60             3.836              6.266               6.435
     36               25-Oct-08       506,147,212.39     1,699,472.50             4.029              6.272               6.359
     37               25-Nov-08       494,134,558.55     1,519,624.24             3.690              6.436               6.391
     38               25-Dec-08       482,405,294.97     1,594,492.98             3.966              6.281               6.369
     39               25-Jan-09       470,952,757.26     1,425,153.38             3.631              6.441               6.402
     40               25-Feb-09       459,770,588.37     1,544,532.17             4.031              6.452               6.381
     41               25-Mar-09       448,861,262.53     1,881,890.04             5.031              5.976               6.386
     42               25-Apr-09       438,209,213.08     1,469,295.82             4.024              6.457               6.473
     43               25-May-09       427,808,391.69     1,553,089.89             4.356              6.307               6.452
     44               25-Jun-09       417,652,892.01     1,392,480.39             4.001              6.474               6.486
     45               25-Jul-09       407,736,946.33     1,475,780.86             4.343              6.319               6.464
     46               25-Aug-09       398,055,024.23     1,365,209.03             4.116              6.485               6.498
     47               25-Sep-09       388,604,243.84     1,332,574.36             4.115              6.482               6.504
     48               25-Oct-09       379,376,396.68     1,406,089.77             4.448              6.336               6.427
     49               25-Nov-09       370,366,241.52     1,262,016.43             4.089              6.503               6.460
     50               25-Dec-09       361,568,660.15     1,335,147.74             4.431              6.348               6.438
     51               25-Jan-10       352,978,654.49     1,197,715.59             4.072              6.516               6.471
     52               25-Feb-10       344,591,375.63     1,160,193.27             4.040              6.521               6.449
     53               25-Mar-10       336,401,523.25     1,420,001.15             5.065              6.039               6.454
     54               25-Apr-10       328,404,964.66     1,101,464.17             4.025              6.531               6.542
     55               25-May-10       320,597,154.26     1,168,009.28             4.372              6.374               6.519
     56               25-Jun-10       312,973,653.15     1,047,892.75             4.018              6.532               6.552
     57               25-Jul-10       305,530,126.64     1,109,599.80             4.358              6.384               6.529
     58               25-Aug-10       298,262,201.52       997,547.20             4.013              6.552               6.561
     59               25-Sep-10       291,134,425.01       973,713.01             4.013              6.551               6.564
     60               25-Oct-10       284,175,386.51     1,036,624.26             4.377              6.397               6.486
     61               25-Nov-10       277,381,111.18       924,128.50             3.998              6.565               6.517
     62               25-Dec-10       270,747,717.58       985,303.55             4.367              6.406               6.493
     63               25-Jan-11       264,271,415.47       878,316.53             3.988              6.573               6.525
     64               25-Feb-11       257,948,503.19       851,034.69             3.959              6.564               6.500
     65               25-Mar-11       251,774,735.18     1,056,899.66             5.037              6.088               6.504
     66               25-Apr-11       245,747,239.04       806,409.80             3.938              6.584               6.590
     67               25-May-11       239,862,567.75       861,371.16             4.309              6.423               6.565
     68               25-Jun-11       234,117,355.27       767,499.57             3.934              6.586               6.596
     69               25-Jul-11       228,508,314.69       819,215.13             4.302              6.429               6.571
     70               25-Aug-11       223,032,241.56       746,669.71             4.017              6.596               6.601
     71               25-Sep-11       217,687,928.15       728,075.00             4.013              6.599               6.604
     72               25-Oct-11       212,470,300.91       776,661.72             4.386              6.437               6.551
     73               25-Nov-11       207,376,373.76       693,929.13             4.015              6.595               6.582
     74               25-Dec-11       202,403,230.81       738,747.38             4.380              6.442               6.558
     75               25-Jan-12       197,548,024.70       658,345.19             3.999              6.610               6.590
     76               25-Feb-12       192,807,976.92       639,989.72             3.983              6.604               6.567
     77               25-Mar-12       188,180,017.13       739,212.55             4.714              6.287               6.572
     78               25-Apr-12       183,661,862.04       606,812.07             3.965              6.621               6.633
     79               25-May-12       179,250,922.26       647,775.34             4.337              6.461               6.610
     80               25-Jun-12       174,944,669.29       576,319.12             3.953              6.631               6.645
     81               25-Jul-12       170,740,634.07       615,576.67             4.326              6.470               6.623
     82               25-Aug-12       166,636,408.56       558,139.96             4.019              6.637               6.657
     83               25-Sep-12       162,630,795.52       543,013.94             4.007              6.649               6.665
     84               25-Oct-12       158,720,287.14       579,373.26             4.380              6.488               6.585
     85               25-Nov-12       154,902,640.01       515,335.24             3.992              6.662               6.620
     86               25-Dec-12       151,175,663.45       549,936.86             4.365              6.502               6.599
     87               25-Jan-13       147,537,218.32       490,608.42             3.990              6.662               6.633
     88               25-Feb-13       143,985,216.56       471,722.69             3.931              6.683               6.611
     89               25-Mar-13       140,517,086.57       590,198.84             5.040              6.185               6.617
     90               25-Apr-13       137,131,389.89       447,834.45             3.919              6.694               6.708
     91               25-May-13       133,826,180.88       478,865.90             4.294              6.533               6.685
     92               25-Jun-13       130,599,559.67       425,032.85             3.905              6.706               6.720
     93               25-Jul-13       127,449,671.05       454,888.65             4.283              6.543               6.697
     94               25-Aug-13       124,374,707.36       413,385.83             3.988              6.718               6.730
     95               25-Sep-13       121,374,111.19       402,827.25             3.983              6.723               6.736
     96               25-Oct-13       118,444,888.36       430,399.02             4.360              6.560               6.655



                                                       100 PPC, Over Fwd Libor + 200
====================================================================================================================================
   Period    Date            Balance                Excess ($)       Excess (%)       LIBOR_1MO           LIBOR_6MO
     0             3-Nov-05
     1             25-Nov-05       1,162,489,625.21     2,505,375.93            2.586               6.000               6.360
     2             25-Dec-05       1,137,365,001.79     1,229,802.97            1.298               6.139               6.465
     3             25-Jan-06       1,112,599,460.13     1,191,141.78            1.285               6.343               6.544
     4             25-Feb-06       1,088,180,312.21     1,152,319.91            1.271               6.407               6.597
     5             25-Mar-06       1,064,096,081.12     1,142,908.56            1.289               6.478               6.645
     6             25-Apr-06       1,040,336,502.59     1,065,706.27            1.229               6.548               6.677
     7             25-May-06       1,016,892,521.45     1,033,501.45            1.220               6.602               6.701
     8             25-Jun-06         993,756,282.66       969,056.69            1.170               6.636               6.717
     9             25-Jul-06         970,921,116.72       939,122.11            1.161               6.652               6.726
     10            25-Aug-06         948,381,519.41       867,414.96            1.098               6.667               6.739
     11            25-Sep-06         926,133,125.57       884,857.93            1.147               6.680               6.742
     12            25-Oct-06         904,173,056.30       852,018.77            1.131               6.690               6.741
     13            25-Nov-06         882,499,522.66       795,550.46            1.082               6.697               6.739
     14            25-Dec-06         861,342,116.29       877,283.77            1.222               6.695               6.735
     15            25-Jan-07         840,688,598.38       835,713.85            1.193               6.724               6.733
     16            25-Feb-07         820,527,019.55       791,114.92            1.157               6.684               6.725
     17            25-Mar-07         800,845,712.99       758,595.98            1.137               6.678               6.726
     18            25-Apr-07         781,633,287.83       711,946.43            1.093               6.676               6.729
     19            25-May-07         762,878,622.59       681,887.85            1.073               6.676               6.732
     20            25-Jun-07         744,570,858.85       642,129.26            1.035               6.678               6.737
     21            25-Jul-07         726,699,395.01       618,645.18            1.022               6.682               6.742
     22            25-Aug-07         709,254,431.80       629,284.49            1.065               6.688               6.749
     23            25-Sep-07         692,339,087.22       608,604.91            1.055               6.692               6.754
     24            25-Oct-07         675,824,587.09       693,749.01            1.232               6.696               6.760
     25            25-Nov-07         659,701,468.77       569,615.49            1.036               6.702               6.767
     26            25-Dec-07         643,960,492.48       651,496.19            1.214               6.708               6.773
     27            25-Jan-08         628,592,636.13       535,712.10            1.023               6.717               6.780
     28            25-Feb-08         613,589,351.72     1,115,481.44            2.182               6.724               6.787
     29            25-Mar-08         598,997,089.35     1,291,731.45            2.588               6.729               6.793
     30            25-Apr-08         584,749,727.20     1,056,907.62            2.169               6.737               6.800
     31            25-May-08         570,839,141.25     1,127,790.23            2.371               6.743               6.886
     32            25-Jun-08         557,257,398.52     1,002,788.92            2.159               6.749               6.919
     33            25-Jul-08         543,996,752.54     1,075,311.02            2.372               6.756               6.897
     34            25-Aug-08         531,050,155.29     1,501,500.73            3.393               6.761               6.930
     35            25-Sep-08         518,450,086.04     1,464,971.89            3.391               6.766               6.935
     36            25-Oct-08         506,147,220.34     1,517,607.20            3.598               6.772               6.859
     37            25-Nov-08         494,134,569.44     1,336,171.28            3.245               6.936               6.891
     38            25-Dec-08         482,405,308.69     1,418,774.97            3.529               6.781               6.869
     39            25-Jan-09         470,952,773.68     1,248,201.47            3.180               6.941               6.902
     40            25-Feb-09         459,770,650.23     1,510,906.22            3.943               6.952               6.881
     41            25-Mar-09         448,870,223.90     1,865,231.09            4.986               6.476               6.886
     42            25-Apr-09         438,226,709.92     1,436,717.43            3.934               6.957               6.973
     43            25-May-09         427,834,071.07     1,526,281.67            4.281               6.807               6.952
     44            25-Jun-09         417,686,411.80     1,360,949.08            3.910               6.974               6.986
     45            25-Jul-09         407,777,974.91     1,449,864.76            4.267               6.819               6.964
     46            25-Aug-09         398,103,246.09     1,318,432.66            3.974               6.985               6.998
     47            25-Sep-09         388,658,550.82     1,286,702.49            3.973               6.982               7.004
     48            25-Oct-09         379,436,520.14     1,365,808.03            4.319               6.836               6.927
     49            25-Nov-09         370,431,921.18     1,217,917.27            3.945               7.003               6.960
     50            25-Dec-09         361,639,643.87     1,296,411.07            4.302               6.848               6.938
     51            25-Jan-10         353,054,698.08     1,155,516.13            3.927               7.016               6.971
     52            25-Feb-10         344,672,250.45     1,128,930.43            3.930               7.021               6.949
     53            25-Mar-10         336,487,593.35     1,401,934.37            5.000               6.539               6.954
     54            25-Apr-10         328,495,983.38     1,071,371.96            3.914               7.031               7.042
     55            25-May-10         320,692,882.79     1,142,511.92            4.275               6.874               7.019
     56            25-Jun-10         313,073,860.33     1,018,944.95            3.906               7.032               7.052
     57            25-Jul-10         305,634,588.72     1,085,024.69            4.260               6.884               7.029
     58            25-Aug-10         298,370,707.29       946,655.70            3.807               7.052               7.061
     59            25-Sep-10         291,246,719.06       924,047.42            3.807               7.051               7.064
     60            25-Oct-10         284,291,267.56       991,906.24            4.187               6.897               6.986
     61            25-Nov-10         277,500,384.53       876,826.79            3.792               7.065               7.017
     62            25-Dec-10         270,870,194.95       942,720.43            4.176               6.906               6.993
     63            25-Jan-11         264,396,914.81       833,270.52            3.782               7.073               7.025
     64            25-Feb-11         258,076,848.76       816,042.38            3.794               7.064               7.000
     65            25-Mar-11         251,906,689.17     1,032,750.93            4.920               6.588               7.004
     66            25-Apr-11         245,882,598.15       773,091.29            3.773               7.084               7.090
     67            25-May-11         240,001,135.41       832,040.58            4.160               6.923               7.065
     68            25-Jun-11         234,258,941.49       735,778.08            3.769               7.086               7.096
     69            25-Jul-11         228,652,735.88       791,275.32            4.153               6.929               7.071
     70            25-Aug-11         223,179,317.79       702,972.84            3.780               7.096               7.101
     71            25-Sep-11         217,836,043.79       685,432.81            3.776               7.099               7.104
     72            25-Oct-11         212,619,350.93       737,874.78            4.164               6.937               7.051
     73            25-Nov-11         207,526,256.93       653,322.93            3.778               7.095               7.082
     74            25-Dec-11         202,553,849.62       701,815.95            4.158               6.942               7.058
     75            25-Jan-12         197,699,285.23       619,669.51            3.761               7.110               7.090
     76            25-Feb-12         192,959,787.82       606,729.38            3.773               7.104               7.067
     77            25-Mar-12         188,332,784.32       711,774.97            4.535               6.787               7.072
     78            25-Apr-12         183,815,481.18       575,144.02            3.755               7.121               7.133
     79            25-May-12         179,405,292.82       619,268.83            4.142               6.961               7.110
     80            25-Jun-12         175,099,694.46       546,169.22            3.743               7.131               7.145
     81            25-Jul-12         170,896,220.64       588,430.06            4.132               6.970               7.123
     82            25-Aug-12         166,792,465.40       519,504.68            3.738               7.137               7.157
     83            25-Sep-12         162,786,107.02       505,311.94            3.725               7.149               7.165
     84            25-Oct-12         158,874,817.72       544,708.46            4.114               6.988               7.085
     85            25-Nov-12         155,056,355.81       479,435.01            3.710               7.162               7.120
     86            25-Dec-12         151,328,532.28       516,931.71            4.099               7.002               7.099
     87            25-Jan-13         147,689,209.61       456,423.80            3.709               7.162               7.133
     88            25-Feb-13         144,136,300.92       442,788.77            3.686               7.183               7.111
     89            25-Mar-13         140,667,758.53       567,623.20            4.842               6.685               7.117
     90            25-Apr-13         137,281,601.50       420,289.58            3.674               7.194               7.208
     91            25-May-13         133,975,886.28       453,789.35            4.065               7.033               7.185
     92            25-Jun-13         130,748,715.05       398,811.38            3.660               7.206               7.220
     93            25-Jul-13         127,598,234.56       431,009.81            4.053               7.043               7.197
     94            25-Aug-13         124,522,637.60       378,632.69            3.649               7.218               7.230
     95            25-Sep-13         121,520,175.42       368,915.91            3.643               7.223               7.236
     96            25-Oct-13         118,589,100.71       398,905.43            4.037               7.060               7.155

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"),the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records



1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $1,162,489,625
Number of Loans: 5,723
Average Current Balance: $203,126
Weighted Average Coupon: 7.315%
Weighted Average Net Coupon: 6.795%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 5.49%
Weighted Average Combined OLTV: 82.21%
Weighted Average FICO: 630
Loans w/ Prepay Penalties: 79.74%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.159%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.282%
Weighted Average Initial Per Cap: 2.032%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.033%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 14.41%
Balloons: 0.00%
2-28 Arms: 82.01%
3-27 Arms: 2.67%
Other Hybrid: 0.91%
:
Index:
6-Month Libor: 85.59%
1-Month Libor: 0.00%
Other Index: 14.41%


Index:
6-Month Libor: 85.59%
1-Month Libor: 0.00%
Other Index: 14.41%



2. Loan Purpose

                                                                       % of Mortgage      Weighted    Weighted
                                                                       Loan Pool by       Average      Average       Weighted
                                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
Loan                                 Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Purpose                               Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                   3,353       $630,382,878               54.23        7.314         356            83.74
Refinance - Cashout                        2,339        524,864,452               45.15        7.318         356            80.43
Refinance - Rate Term                         31          7,242,294                0.62        7.259         356            78.71
Total:                                     5,723     $1,162,489,625              100.00        7.315         356            82.21



3. Occupancy

                                                                       % of Mortgage      Weighted    Weighted
                                                                       Loan Pool by       Average      Average       Weighted
                                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
                                     Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Occupancy                             Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Primary                                    5,251     $1,073,437,580               92.34        7.283         356            82.14
Investment                                   417         74,734,507                6.43        7.746         356            83.88
Second Home                                   55         14,317,538                1.23        7.503         356            79.24
Total:                                     5,723     $1,162,489,625              100.00        7.315         356            82.21



4. Property Type

                                                                       % of Mortgage      Weighted    Weighted
                                                                       Loan Pool by       Average      Average       Weighted
                                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
Property                             Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Type                                  Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                    4,739       $943,333,738               81.15        7.321         356            82.17
2-4 Family                                   552        143,183,908               12.32        7.268         355            82.01
Condo                                        431         75,844,644                6.52        7.332         356            83.15
Modular                                        1            127,335                0.01       10.150         357            75.00
Total:                                     5,723     $1,162,489,625              100.00        7.315         356            82.21

Top


5. Documentation Type

                                                                       % of Mortgage      Weighted    Weighted
                                                                       Loan Pool by       Average      Average       Weighted
                                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
Documentation                        Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Type                                  Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         3,885       $713,738,859               61.40        7.186         355            83.29
Stated Documentation                       1,767        430,426,476               37.03        7.528         356            80.34
EASY                                          71         18,324,290                1.58        7.359         355            84.05
Total:                                     5,723     $1,162,489,625              100.00        7.315         356            82.21



6. Fico Distribution

                                                                       % of Mortgage      Weighted    Weighted
                                                                       Loan Pool by       Average      Average       Weighted
                                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
Fico                                 Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Distribution                          Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
500 - 519                                    170        $35,383,294                3.04        8.621         357            73.63
520 - 539                                    209         45,254,556                3.89        8.160         357            76.23
540 - 559                                    361         69,397,446                5.97        7.901         355            80.22
560 - 579                                    441         74,986,264                6.45        7.805         354            82.20
580 - 599                                    673        122,442,059               10.53        7.430         355            82.20
600 - 619                                    649        134,315,140               11.55        7.260         355            83.52
620 - 639                                    917        175,798,754               15.12        7.268         355            82.54
640 - 659                                    729        152,939,453               13.16        7.001         356            83.13
660 - 679                                    617        135,070,273               11.62        7.092         356            83.36
680 - 699                                    391         86,780,645                7.47        6.935         357            82.51
700 - 719                                    244         54,777,609                4.71        6.889         356            83.59
720 - 739                                    133         31,867,140                2.74        7.012         356            83.70
740 - 759                                     98         22,397,167                1.93        7.024         357            83.58
760 >=                                        91         21,079,826                1.81        6.864         355            82.54
Total:                                     5,723     $1,162,489,625              100.00        7.315         356            82.21

Minimum: 500
Maximum: 817
Weighted Average: 629.9



7. Combined Original Loan-to-Value Ratio (%)

                                                              % of Mortgage       Weighted    Weighted
Combined                                                       Loan Pool by       Average      Average       Weighted
Original                    Number of        Aggregate           Aggregate         Gross      Remaining      Average
Loan-to-Value                Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Ratio (%)                     Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
<= 20.00                               2           $151,078                0.01        8.096         357            17.20
20.01 - 30.00                          8            852,456                0.07        8.245         324            26.49
30.01 - 40.00                         18          2,546,221                0.22        8.001         342            35.51
40.01 - 50.00                         36          5,412,687                0.47        7.653         357            46.05
50.01 - 60.00                        106         22,908,486                1.97        7.349         354            56.42
60.01 - 70.00                        260         60,292,102                5.19        7.784         356            66.90
70.01 - 80.00                      2,416        621,568,625               53.47        6.935         357            79.30
80.01 - 90.00                      1,480        339,831,216               29.23        7.343         356            87.80
90.01 - 100.00                     1,397        108,926,755                9.37        9.091         348            98.68
Total:                             5,723     $1,162,489,625              100.00        7.315         356            82.21

Minimum: 12.00
Maximum: 100.00
Weighted Average by Original Balance: 82.21
Weighted Average by Current Balance: 82.21



8. Current Principal Balance ($)

                                                               % of Mortgage      Weighted    Weighted
                                                               Loan Pool by       Average      Average       Weighted
Current                     Number of        Aggregate           Aggregate         Gross      Remaining      Average
Principal                    Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Balance ($)                   Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         323         $4,484,717                0.39       11.211         183            96.97
$25,001 - $50,000                    415         15,082,586                1.30        9.991         346            99.22
$50,001 - $75,000                    412         25,463,623                2.19        9.479         353            90.91
$75,001 - $100,000                   463         40,545,216                3.49        8.507         355            85.53
$100,001 - $150,000                  989        122,167,452               10.51        7.938         356            83.39
$150,001 - $200,000                  825        143,684,751               12.36        7.414         356            81.14
$200,001 - $250,000                  579        129,801,887               11.17        7.197         357            80.50
$250,001 - $300,000                  435        119,548,594               10.28        7.036         357            80.70
$300,001 - $350,000                  374        121,306,719               10.44        7.040         357            82.24
$350,001 - $400,000                  252         94,285,428                8.11        6.899         356            80.89
$400,001 - $450,000                  207         88,533,268                7.62        6.948         357            82.01
$450,001 - $500,000                  139         65,938,636                5.67        6.885         357            82.48
$500,001 - $550,000                   90         47,233,026                4.06        6.897         357            83.39
$550,001 - $600,000                   70         40,078,182                3.45        7.005         357            81.86
$600,001 - $650,000                   41         25,574,220                2.20        6.927         357            83.06
$650,001 - $700,000                   39         26,348,485                2.27        7.112         357            80.13
$700,001 - $750,000                   61         44,663,842                3.84        7.057         357            79.58
$750,001 - $800,000                    3          2,326,602                0.20        6.106         357            78.35
$800,001 - $850,000                    2          1,636,000                0.14        5.996         357            76.16
$850,001 - $900,000                    1            877,308                0.08        5.900         357            80.00
$900,001 - $950,000                    1            937,152                0.08        5.950         357            80.00
$950,001 - $1,000,000                  2          1,971,933                0.17        5.953         357            75.67
Total:                             5,723     $1,162,489,625              100.00        7.315         356            82.21

Minimum: 4,182.96
Maximum: 997,138.60
Average: 203,125.92



9. Geographical Distribution

                                                                  % of Mortgage      Weighted    Weighted
                                                                  Loan Pool by       Average      Average       Weighted
                               Number of        Aggregate           Aggregate         Gross      Remaining      Average
Geographical                    Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Distribution                     Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Alaska                                    2           $544,025                0.05        8.642         357            83.69
Arizona                                 127         22,569,194                1.94        7.422         352            82.48
Arkansas                                 11          1,051,435                0.09        7.764         355            84.24
California                            1,115        326,912,595               28.12        6.972         356            81.45
Colorado                                 99         13,003,358                1.12        7.274         356            83.42
Connecticut                             102         18,224,667                1.57        7.397         356            82.25
Delaware                                 17          3,145,520                0.27        7.711         356            83.92
District of Columbia                     32          6,783,737                0.58        7.574         357            78.37
Florida                                 732        127,821,506               11.00        7.472         356            82.16
Georgia                                 282         33,653,125                2.89        7.692         354            84.47
Hawaii                                   78         22,566,522                1.94        6.865         357            82.04
Idaho                                    16          2,361,583                0.20        7.736         357            82.21
Illinois                                326         49,979,336                4.30        7.565         356            83.33
Indiana                                  36          3,863,665                0.33        7.773         356            83.73
Iowa                                     10            650,873                0.06        7.785         341            83.89
Kansas                                   15          1,557,365                0.13        8.140         355            88.73
Kentucky                                  9            784,313                0.07        7.868         357            90.44
Maine                                     9          1,048,451                0.09        7.598         356            83.62
Maryland                                285         56,000,219                4.82        7.382         356            83.26
Massachusetts                           194         42,259,340                3.64        7.384         356            81.47
Michigan                                132         15,932,147                1.37        7.877         356            83.57
Minnesota                               113         18,387,919                1.58        7.290         354            83.23
Missouri                                 50          4,046,099                0.35        8.441         353            85.72
Nebraska                                  1            171,928                0.01        8.500         356            90.00
Nevada                                  107         21,699,995                1.87        7.270         356            82.47
New Hampshire                            39          6,272,452                0.54        7.402         355            85.55
New Jersey                              359         85,064,609                7.32        7.622         356            81.86
New Mexico                               11          1,022,102                0.09        8.092         354            84.83
New York                                490        140,698,956               12.10        7.231         356            81.48
North Carolina                          100          9,555,975                0.82        8.037         351            85.71
Ohio                                     72          7,154,485                0.62        7.622         353            84.33
Oklahoma                                  8            641,440                0.06        7.877         357            84.69
Oregon                                   30          4,470,436                0.38        7.064         355            85.17
Pennsylvania                            101         14,238,573                1.22        7.869         355            83.48
Rhode Island                             16          3,329,639                0.29        7.215         356            80.18
South Carolina                           45          5,113,885                0.44        7.919         354            83.72
Tennessee                                56          4,765,906                0.41        7.899         350            87.00
Texas                                   121         13,620,649                1.17        7.890         351            85.25
Utah                                     26          3,185,038                0.27        7.077         355            87.17
Vermont                                   2            477,698                0.04        7.897         357            86.45
Virginia                                196         45,634,806                3.93        7.331         356            81.29
Washington                               77         14,655,750                1.26        7.063         356            80.19
West Virginia                             9            719,169                0.06        8.348         353            83.14
Wisconsin                                64          6,734,383                0.58        7.762         353            85.35
Wyoming                                   1            114,757                0.01        7.800         357           100.00
Total:                                5,723     $1,162,489,625              100.00        7.315         356            82.21

Number of States Represented: 45



10. Back Debt to Income Ratio

                                                                 % of Mortgage      Weighted    Weighted
                                                                 Loan Pool by       Average      Average       Weighted
                              Number of        Aggregate           Aggregate         Gross      Remaining      Average
                               Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Back Debt to Income Ratio       Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                             32         $8,666,195                0.75        7.273         356            81.31
10.00 - 19.99                          128         24,613,471                2.12        7.264         355            82.51
20.00 - 24.99                          135         25,120,667                2.16        7.389         355            80.41
25.00 - 29.99                          351         62,897,816                5.41        7.345         356            81.36
30.00 - 34.99                          510         92,170,363                7.93        7.386         355            81.38
35.00 - 39.99                          781        147,252,296               12.67        7.406         355            82.47
40.00 - 44.99                        1,163        234,576,113               20.18        7.300         356            82.28
45.00 - 49.99                        2,016        424,705,006               36.53        7.241         356            83.13
50.00 - 54.99                          606        142,263,216               12.24        7.409         356            80.33
55.00 >=                                 1            224,481                0.02        7.350         357            79.51
Total:                               5,723     $1,162,489,625              100.00        7.315         356            82.21

Non-Zero Minimum: 2.39
Maximum: 55.00
Non-Zero Weighted Average: 42.33



11. Zip Codes

                                                                 % of Mortgage      Weighted    Weighted
                                                                 Loan Pool by       Average      Average       Weighted
                              Number of        Aggregate           Aggregate         Gross      Remaining      Average
                               Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Zip Codes                       Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
11221                                   18         $5,190,672                0.45        7.048         357            82.53
94531                                   12          4,382,092                0.38        7.410         357            83.63
92345                                   22          3,791,871                0.33        7.016         357            81.95
96797                                   13          3,660,297                0.31        6.817         357            84.66
11236                                   10          3,460,125                0.30        6.946         357            82.21
Other                                5,648      1,142,004,569               98.24        7.320         356            82.20
Total:                               5,723     $1,162,489,625              100.00        7.315         356            82.21



12. Top 5 Cities

                                                                 % of Mortgage      Weighted    Weighted
                                                                 Loan Pool by       Average      Average       Weighted
                              Number of        Aggregate           Aggregate         Gross      Remaining      Average
                               Mortgage       Cut-off Date       Cut-off Date       Interest      Term         Combined
Top 5 Cities                    Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
BROOKLYN                                84        $29,125,927                2.51        7.087         357            81.16
CHICAGO                                115         19,874,364                1.71        7.669         356            82.22
MIAMI                                  107         17,554,407                1.51        7.310         356            82.66
LAS VEGAS                               77         14,642,491                1.26        7.312         356            83.07
LOS ANGELES                             46         13,068,138                1.12        6.978         354            80.35
Other                                5,294      1,068,224,298               91.89        7.319         356            82.24
Total:                               5,723     $1,162,489,625              100.00        7.315         356            82.21



600k($)>13. Original Principal Balance > 600k ($)

                                                                                                               Pct
Original                                            % of      Weighted     Weighted    Weighted     Pct        Cash       Pct
Principal                        Current          Current      Average     Average      Average    Owner       -out      Full
Balance > 600k ($)               Balance          Balance      Coupon        Fico        OLTV       Occ        Refi       Doc
-------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000            25,574,219.92         24.51        6.927      647       83.06        97.58      38.89     56.43
$650,001 - $700,000            26,348,485.02         25.25        7.112      626       80.13        87.23      36.24     43.46
$700,001 - $750,000            44,663,842.21         42.81        7.057      637       79.58        96.65      41.14     40.97
$750,001 - $800,000             2,326,602.44          2.23        6.106      652       78.35       100.00       0.00     66.57
$800,001 - $850,000             1,636,000.00          1.57        5.996      692       76.16       100.00     100.00    100.00
$850,001 - $900,000               877,307.98          0.84        5.900      675       80.00       100.00     100.00    100.00
$900,001 - $950,000               937,151.62          0.90        5.950      632       80.00       100.00       0.00    100.00
$950,001 - $1,000,000           1,971,933.33          1.89        5.953      644       75.67       100.00      49.43    100.00
Total:                        104,335,542.52        100.00        6.961      638       80.42        94.75      39.64     49.03



14. Product Types

                         Number of        Aggregate           Averagae                     Weighted
Product                   Mortgage       Cut-off Date       Cut-off Date     % of Interest  Average      % of Owner
Types                      Loans        Principal Balance   Principal Balance      Only        Fico         Occupied   % of Purchase
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO        885           $260,521,716            $294,375       100.00         649            99.89        72.44
3/27 ARM 60 Month IO         42             11,974,003             285,095       100.00         670           100.00        35.20
30 Fixed                  1,317            158,129,040             120,068         0.00         645            93.08        48.14
15 Fixed                    109              3,165,536              29,042         0.00         622            92.18        54.52
Other                     3,370            728,699,330             216,231         0.00         619            89.36        49.35
Total:                    5,723         $1,162,489,625            $203,126        23.44         630            92.34        54.23

                         Weighted                      Weighted
Product                   Average  % of Full % of 2nd   Average
Types                         DTI       Doc     Liens   Initial Cap
-------------------------------------------------------------------
2/28 ARM 60 Month IO       42.30     81.33     0.00       2.022
3/27 ARM 60 Month IO       39.86     79.25     0.00       2.025
30 Fixed                   42.01     69.19    36.52       0.000
15 Fixed                   40.71     72.46    67.82       0.000
Other                      42.46     52.24     0.54       2.036
Total:                     42.33     61.40     5.49       2.032


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Cash-out Refi


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $524,864,452
Number of Loans: 2,339
Average Current Balance: $224,397
Weighted Average Coupon: 7.318%
Weighted Average Net Coupon: 6.798%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 2.45%
Weighted Average Combined OLTV: 80.43%
Weighted Average FICO: 610
Loans w/ Prepay Penalties: 80.22%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.270%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.350%
Weighted Average Initial Per Cap: 2.050%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.051%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 16.21%
Balloons: 0.00%
2-28 Arms: 78.68%
3-27 Arms: 3.93%
Other Hybrid: 1.18%
:
Index:
6-Month Libor: 83.79%
1-Month Libor: 0.00%
Other Index: 16.21%



2. Loan Purpose

                                                             % of Mortgage         Weighted        Weighted
                                                             Loan Pool by           Average        Average           Weighted
                       Number of         Aggregate             Aggregate             Gross        Remaining          Average
Loan                    Mortgage        Cut-off Date         Cut-off Date          Interest          Term            Combined
Purpose                  Loans       Principal Balance     Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout      2,339         $524,864,452                100.00           7.318            356                80.43
Total:                   2,339         $524,864,452                100.00           7.318            356                80.43



3. Occupancy

                                                           % of Mortgage         Weighted        Weighted
                                                           Loan Pool by           Average        Average           Weighted
                 Number of           Aggregate               Aggregate             Gross        Remaining          Average
                  Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Occupancy          Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                  2,122           $484,457,267                   92.30           7.274            356                80.52
Investment                 188             32,903,049                    6.27           7.902            356                80.08
Second Home                 29              7,504,136                    1.43           7.641            356                75.85
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43




4. Property Type

                                                            % of Mortgage         Weighted        Weighted
                                                            Loan Pool by           Average        Average           Weighted
                       Number of         Aggregate            Aggregate             Gross        Remaining          Average
Property                Mortgage        Cut-off Date        Cut-off Date          Interest          Term            Combined
Type                     Loans       Principal Balance    Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence  1,976         $435,569,338                82.99           7.328            356                80.42
2-4 Family                 217           60,947,814                11.61           7.251            354                79.40
Condo                      146           28,347,300                 5.40           7.304            356                82.71
Total:                   2,339         $524,864,452               100.00           7.318            356                80.43




5. Documentation Type

                                                           % of Mortgage         Weighted     Weighted
                                                           Loan Pool by           Average     Average         Weighted
                       Number of        Aggregate            Aggregate             Gross     Remaining        Average
Documentation           Mortgage       Cut-off Date        Cut-off Date          Interest       Term          Combined
Type                     Loans      Principal Balance    Principal Balance         Rate       (months)     Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation       1,586        $331,112,510                63.09           7.145         355              82.14
Stated Documentation       713         182,977,619                34.86           7.644         356              77.35
EASY                        40          10,774,323                 2.05           7.099         355              80.02
Total:                   2,339        $524,864,452               100.00           7.318         356              80.43



6. Fico Distribution

                                                               % of Mortgage         Weighted        Weighted
                                                               Loan Pool by           Average        Average           Weighted
                     Number of           Aggregate               Aggregate             Gross        Remaining          Average
Fico                  Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Distribution           Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
500 - 519                  128            $28,658,976                    5.46           8.583            357                72.81
520 - 539                  154             34,454,270                    6.56           8.081            357                76.11
540 - 559                  207             45,732,339                    8.71           7.803            355                77.99
560 - 579                  218             44,633,025                    8.50           7.646            355                79.64
580 - 599                  290             66,126,268                   12.60           7.291            356                80.22
600 - 619                  363             79,961,903                   15.23           7.130            354                82.47
620 - 639                  318             71,477,085                   13.62           7.138            355                81.11
640 - 659                  245             54,875,994                   10.46           6.850            357                81.57
660 - 679                  179             40,349,340                    7.69           6.923            356                83.26
680 - 699                  123             28,369,765                    5.41           6.878            357                82.48
700 - 719                   56             14,840,633                    2.83           6.836            356                83.59
720 - 739                   22              5,832,868                    1.11           6.669            357                82.05
740 - 759                   19              4,627,615                    0.88           6.648            357                84.93
760 >=                      17              4,924,371                    0.94           7.013            350                80.87
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43

Minimum: 500
Maximum: 804
Weighted Average: 610.3



7. Combined Original Loan-to-Value Ratio (%)

                                                               % of Mortgage         Weighted        Weighted
Combined                                                       Loan Pool by           Average        Average           Weighted
Original             Number of           Aggregate               Aggregate             Gross        Remaining          Average
Loan-to-Value         Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Ratio (%)              Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00                     1               $100,732                    0.02           6.650            357                19.80
20.01 - 30.00                7                777,609                    0.15           8.274            321                26.66
30.01 - 40.00               13              1,994,830                    0.38           7.887            343                35.49
40.01 - 50.00               25              4,026,711                    0.77           7.676            357                45.96
50.01 - 60.00               93             20,486,886                    3.90           7.294            354                56.32
60.01 - 70.00              220             51,982,139                    9.90           7.732            355                66.78
70.01 - 80.00              856            213,034,407                   40.59           7.151            357                78.39
80.01 - 90.00              780            196,547,911                   37.45           7.189            356                87.05
90.01 - 100.00             344             35,913,227                    6.84           8.344            351                97.45
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43

Minimum: 19.80
Maximum: 100.00
Weighted Average by Original Balance: 80.42
Weighted Average by Current Balance: 80.43



8. Current Principal Balance ($)

                                                                % of Mortgage         Weighted        Weighted
                                                                Loan Pool by           Average        Average           Weighted
Current               Number of           Aggregate               Aggregate             Gross        Remaining          Average
Principal              Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Balance ($)             Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                84             $1,133,419                    0.22          11.527            173                95.14
$25,001 - $50,000           95              3,532,472                    0.67           9.871            345                98.36
$50,001 - $75,000          118              7,406,097                    1.41           9.083            348                84.34
$75,001 - $100,000         185             16,134,371                    3.07           8.345            356                80.19
$100,001 - $150,000        351             43,920,043                    8.37           7.810            356                79.54
$150,001 - $200,000        393             68,313,732                   13.02           7.447            355                78.68
$200,001 - $250,000        297             67,043,668                   12.77           7.339            356                78.76
$250,001 - $300,000        216             59,695,733                   11.37           7.085            356                79.05
$300,001 - $350,000        182             59,082,256                   11.26           7.136            357                81.37
$350,001 - $400,000        131             48,884,135                    9.31           7.018            356                80.34
$400,001 - $450,000         99             42,348,633                    8.07           7.102            356                82.33
$450,001 - $500,000         63             29,905,976                    5.70           6.992            357                82.35
$500,001 - $550,000         38             19,988,322                    3.81           7.050            357                84.13
$550,001 - $600,000         28             16,116,798                    3.07           7.239            357                82.02
$600,001 - $650,000         16              9,946,132                    1.89           6.993            357                83.45
$650,001 - $700,000         14              9,549,418                    1.82           7.459            357                77.35
$700,001 - $750,000         25             18,375,145                    3.50           7.135            357                78.50
$800,001 - $850,000          2              1,636,000                    0.31           5.996            357                76.16
$850,001 - $900,000          1                877,308                    0.17           5.900            357                80.00
$950,001 - $1,000,000        1                974,795                    0.19           5.650            356                80.00
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43

Minimum: 4,911.09
Maximum: 974,794.73
Average: 224,396.94



9. Geographical Distribution

                                                                % of Mortgage         Weighted        Weighted
                                                                Loan Pool by           Average        Average           Weighted
                      Number of           Aggregate               Aggregate             Gross        Remaining          Average
Geographical           Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Distribution            Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Alaska                       1               $424,291                    0.08           8.950            357                89.47
Arizona                     61             11,491,820                    2.19           7.341            349                81.72
Arkansas                     2                211,381                    0.04           7.363            356                80.00
California                 489            147,462,367                   28.10           6.973            356                79.78
Colorado                    34              4,358,831                    0.83           7.373            356                82.85
Connecticut                 35              7,903,336                    1.51           7.401            357                81.08
Delaware                     7              1,209,172                    0.23           7.444            357                84.37
District of Columbia        16              3,227,109                    0.61           7.897            357                74.10
Florida                    287             53,843,584                   10.26           7.486            356                79.96
Georgia                     77             10,830,422                    2.06           7.770            354                81.87
Hawaii                      31              7,980,659                    1.52           6.932            356                82.63
Idaho                        3                712,091                    0.14           8.370            357                80.64
Illinois                   138             22,788,379                    4.34           7.594            356                81.37
Indiana                      8              1,090,176                    0.21           7.136            357                82.00
Iowa                         2                138,308                    0.03           6.896            357                83.96
Kansas                       6                863,559                    0.16           8.189            357                91.38
Kentucky                     1                105,062                    0.02           7.450            357                90.00
Maine                        6                878,104                    0.17           7.604            357                83.17
Maryland                   133             28,274,592                    5.39           7.507            356                81.82
Massachusetts               73             19,330,256                    3.68           7.369            356                79.46
Michigan                    53              8,005,079                    1.53           7.547            357                82.35
Minnesota                   66             11,476,647                    2.19           7.263            353                82.40
Missouri                    18              1,606,302                    0.31           8.478            355                83.50
Nebraska                     1                171,928                    0.03           8.500            356                90.00
Nevada                      33              7,587,263                    1.45           7.259            357                80.79
New Hampshire               11              2,259,718                    0.43           7.227            357                86.37
New Jersey                 193             47,954,602                    9.14           7.610            355                79.68
New Mexico                   5                556,256                    0.11           8.179            357                88.08
New York                   196             62,494,725                   11.91           7.238            355                78.94
North Carolina              12              1,195,490                    0.23           8.452            347                82.03
Ohio                        35              4,123,324                    0.79           7.567            354                83.15
Oklahoma                     5                429,877                    0.08           7.764            357                85.55
Oregon                      13              2,291,246                    0.44           7.063            353                86.43
Pennsylvania                44              6,433,023                    1.23           7.734            356                82.69
Rhode Island                 9              2,007,515                    0.38           7.206            357                76.88
South Carolina              14              1,582,754                    0.30           8.274            355                83.26
Tennessee                   18              1,692,511                    0.32           8.079            350                86.41
Texas                       15              1,903,073                    0.36           7.750            354                82.66
Utah                        11              1,750,259                    0.33           6.978            356                89.06
Vermont                      2                477,698                    0.09           7.897            357                86.45
Virginia                   102             24,335,900                    4.64           7.374            355                80.20
Washington                  33              7,372,116                    1.40           7.139            357                78.53
West Virginia                4                301,938                    0.06           8.340            356                79.10
Wisconsin                   36              3,731,708                    0.71           7.845            352                85.92
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43

Number of States Represented: 44



10. Back Debt to Income Ratio

                                                            % of Mortgage         Weighted        Weighted
                                                            Loan Pool by           Average        Average           Weighted
                       Number of         Aggregate            Aggregate             Gross        Remaining          Average
Back Debt to            Mortgage        Cut-off Date        Cut-off Date          Interest          Term            Combined
Income Ratio             Loans       Principal Balance    Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                 16           $4,554,399                 0.87           7.373            356                79.86
10.00 - 19.99               58           10,218,686                 1.95           7.179            354                78.59
20.00 - 24.99               71           12,860,937                 2.45           7.672            355                79.16
25.00 - 29.99              172           32,077,596                 6.11           7.403            356                79.46
30.00 - 34.99              217           43,135,200                 8.22           7.270            355                80.03
35.00 - 39.99              325           68,201,976                12.99           7.389            355                80.56
40.00 - 44.99              407           93,318,763                17.78           7.261            356                80.06
45.00 - 49.99              693          165,733,583                31.58           7.259            355                82.35
50.00 - 54.99              379           94,538,833                18.01           7.385            356                78.23
55.00 >=                     1              224,481                 0.04           7.350            357                79.51
Total:                   2,339         $524,864,452               100.00           7.318            356                80.43

Non-Zero Minimum: 2.39
Maximum: 55.00
Non-Zero Weighted Average: 42.48



11. Zip Codes

                                                                % of Mortgage         Weighted        Weighted
                                                                Loan Pool by           Average        Average           Weighted
                      Number of           Aggregate               Aggregate             Gross        Remaining          Average
                       Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Zip Codes               Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
33308                        5             $2,708,432                    0.52           7.290            356                76.02
96797                        8              2,645,419                    0.50           6.541            357                85.24
92336                        9              2,509,491                    0.48           6.659            356                78.02
94531                        7              2,498,039                    0.48           7.399            357                81.65
08753                        8              2,263,582                    0.43           7.339            357                77.37
Other                    2,302            512,239,490                   97.59           7.325            356                80.44
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43



12. Top 5 Cities

                                                               % of Mortgage         Weighted        Weighted
                                                               Loan Pool by           Average        Average           Weighted
                     Number of           Aggregate               Aggregate             Gross        Remaining          Average
                      Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Top 5 Cities           Loans         Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                    30            $13,166,679                    2.51           7.073            357                79.25
CHICAGO                     50              9,670,137                    1.84           7.747            357                79.58
LOS ANGELES                 26              7,656,631                    1.46           6.979            354                78.30
MIAMI                       35              6,407,866                    1.22           7.141            355                79.38
LAS VEGAS                   23              4,518,510                    0.86           7.340            357                80.07
Other                    2,175            483,444,629                   92.11           7.324            356                80.53
Total:                   2,339           $524,864,452                  100.00           7.318            356                80.43


600k($)>13. Original Principal Balance > 600k ($)

Original                                                        % of                 Weighted        Weighted             Weighted
Principal                               Current                Current               Average          Average              Average
Balance > 600k ($)                      Balance                Balance                Coupon           Fico                 OLTV
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000                9,946,131.73                24.05                  6.993              622               83.45
$650,001 - $700,000                9,549,418.47                23.09                  7.459              609               77.35
$700,001 - $750,000               18,375,145.28                44.43                  7.135              617               78.50
$800,001 - $850,000                1,636,000.00                 3.96                  5.996              692               76.16
$850,001 - $900,000                  877,307.98                 2.12                  5.900              675               80.00
$950,001 - $1,000,000                974,794.73                 2.36                  5.650              651               80.00
Total:                            41,358,798.19               100.00                  7.069              621               79.40


                                                     Pct
Original                          Pct                Cash              Pct
Principal                        Owner               -out             Full
Balance > 600k ($)                Occ                Refi              Doc
---------------------------------------------------------------------------
$600,001 - $650,000               93.78            100.00             63.24
$650,001 - $700,000               85.67            100.00             35.70
$700,001 - $750,000               91.86            100.00             51.97
$800,001 - $850,000              100.00            100.00            100.00
$850,001 - $900,000              100.00            100.00            100.00
$950,001 - $1,000,000            100.00            100.00            100.00
Total:                            91.58            100.00             54.97




14. Product Types

                               Number of          Aggregate                Averagae                             Weighted
Product                         Mortgage        Cut-off Date             Cut-off Date        % of Interest       Average
Types                            Loans        Principal Balance       Principal Balance          Only             Fico
-------------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO              238            $70,519,793                 $296,302         100.00             632
3/27 ARM 60 Month IO               26              7,759,058                  298,425         100.00             656
30 Fixed                          477             80,829,763                  169,454           0.00             636
15 Fixed                           34              1,439,706                   42,344           0.00             610
Other                           1,564            364,316,132                  232,939           0.00             600
Total:                          2,339           $524,864,452                 $224,397          14.91             610

                                                                     Weighted                                           Weighted
Product                        % of Owner                             Average         % of Full       % of 2nd          Average
Types                           Occupied         % of Purchase          DTI              Doc            Liens         Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO              100.00              0.00             42.45           93.50            0.00              2.022
3/27 ARM 60 Month IO              100.00              0.00             39.49           89.22            0.00              2.018
30 Fixed                           91.14              0.00             41.47           73.59           14.04              0.000
15 Fixed                           91.66              0.00             41.62           63.61           39.48              0.000
Other                              90.91              0.00             42.78           54.31            0.25              2.056
Total:                             92.30              0.00             42.48           63.09            2.45              2.050


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Stated


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $430,426,476
Number of Loans: 1,767
Average Current Balance: $243,592
Weighted Average Coupon: 7.528%
Weighted Average Net Coupon: 7.008%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 5.37%
Weighted Average Combined OLTV: 80.34%
Weighted Average FICO: 646
Loans w/ Prepay Penalties: 77.31%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.373%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.458%
Weighted Average Initial Per Cap: 2.031%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.032%
Weighted Average Months To Roll: 21
:
Loan Type:
Fixed: 11.37%
Balloons: 0.00%
2-28 Arms: 85.76%
3-27 Arms: 2.38%
Other Hybrid: 0.48%
:
Index:
6-Month Libor: 88.63%
1-Month Libor: 0.00%
Other Index: 11.37%


2. Loan Purpose

                                                                 % of Mortgage     Weighted        Weighted
                                                                  Loan Pool by      Average        Average           Weighted
                             Number of         Aggregate           Aggregate         Gross        Remaining          Average
Loan                          Mortgage       Cut-off Date         Cut-off Date     Interest          Term            Combined
Purpose                        Loans       Principal Balance   Principal Balance     Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Purchase                       1,042         $244,239,359               56.74       7.444            356                82.66
Refinance - Cashout              713          182,977,619               42.51       7.644            356                77.35
Refinance - Rate Term             12            3,209,498                0.75       7.356            357                74.26
Total:                         1,767         $430,426,476              100.00       7.528            356                80.34



3. Occupancy

                                                            % of Mortgage         Weighted        Weighted
                                                             Loan Pool by          Average        Average           Weighted
                         Number of       Aggregate            Aggregate             Gross        Remaining          Average
                          Mortgage     Cut-off Date          Cut-off Date         Interest          Term            Combined
Occupancy                  Loans     Principal Balance    Principal Balance         Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Primary                 1,633          $403,652,957                93.78           7.494            356                80.59
Investment                115            20,731,165                 4.82           8.112            356                76.44
Second Home                19             6,042,355                 1.40           7.840            357                76.73
Total:                  1,767          $430,426,476               100.00           7.528            356                80.34



4. Property Type

                                                                 % of Mortgage     Weighted        Weighted
                                                                  Loan Pool by      Average        Average           Weighted
                               Number of       Aggregate           Aggregate         Gross        Remaining          Average
Property                        Mortgage     Cut-off Date         Cut-off Date     Interest          Term            Combined
Type                             Loans     Principal Balance   Principal Balance     Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,392       $333,057,221               77.38       7.563            356                80.39
2-4 Family                         260         76,791,637               17.84       7.316            356                79.88
Condo                              115         20,577,618                4.78       7.757            357                81.19
Total:                           1,767       $430,426,476              100.00       7.528            356                80.34



5. Documentation Type

                                                              % of Mortgage         Weighted        Weighted
                                                               Loan Pool by          Average        Average           Weighted
                          Number of         Aggregate           Aggregate             Gross        Remaining          Average
Documentation              Mortgage       Cut-off Date         Cut-off Date         Interest          Term            Combined
Type                        Loans       Principal Balance   Principal Balance         Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation        1,767         $430,426,476              100.00           7.528            356                80.34
Total:                      1,767         $430,426,476              100.00           7.528            356                80.34



6. Fico Distribution

                                                              % of Mortgage         Weighted        Weighted
                                                               Loan Pool by          Average        Average           Weighted
                       Number of         Aggregate              Aggregate             Gross        Remaining          Average
Fico                    Mortgage       Cut-off Date            Cut-off Date         Interest          Term            Combined
Distribution             Loans       Principal Balance      Principal Balance         Rate          (months)      Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
500 - 519                     52          $13,109,826                   3.05           9.003            357                72.92
520 - 539                     54           13,724,604                   3.19           8.500            357                73.41
540 - 559                     69           17,624,902                   4.09           8.243            356                73.35
560 - 579                     54           13,227,733                   3.07           8.080            356                73.15
580 - 599                     93           25,638,410                   5.96           7.611            357                76.46
600 - 619                    110           31,506,983                   7.32           7.529            356                81.20
620 - 639                    314           67,079,258                  15.58           7.620            356                81.22
640 - 659                    285           66,051,406                  15.35           7.306            356                81.68
660 - 679                    277           69,139,124                  16.06           7.356            356                82.25
680 - 699                    173           45,328,445                  10.53           7.275            357                81.80
700 - 719                    111           24,736,120                   5.75           7.230            356                82.55
720 - 739                     71           17,299,870                   4.02           7.218            357                82.96
740 - 759                     63           15,606,662                   3.63           7.170            357                82.94
760 >=                        41           10,353,134                   2.41           7.094            357                80.00
Total:                     1,767         $430,426,476                 100.00           7.528            356                80.34

Minimum: 500
Maximum: 816
Weighted Average: 645.9



7. Combined Original Loan-to-Value Ratio (%)

                                                               % of Mortgage      Weighted        Weighted
Combined                                                        Loan Pool by       Average        Average         Weighted
Original                   Number of         Aggregate           Aggregate          Gross        Remaining        Average
Loan-to-Value               Mortgage       Cut-off Date         Cut-off Date      Interest          Term          Combined
Ratio (%)                    Loans       Principal Balance   Principal Balance      Rate          (months)    Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
<= 20.00                          1              $50,345                0.01       10.990            357              12.00
20.01 - 30.00                     3              387,823                0.09        7.007            286              25.61
30.01 - 40.00                     9            1,434,077                0.33        8.124            351              34.77
40.01 - 50.00                    14            2,255,711                0.52        7.871            357              45.38
50.01 - 60.00                    50           11,786,942                2.74        7.575            354              56.13
60.01 - 70.00                   122           30,158,101                7.01        7.959            357              66.63
70.01 - 80.00                 1,000          282,995,997               65.75        7.230            357              79.36
80.01 - 90.00                   196           63,713,589               14.80        7.552            356              87.35
90.01 - 100.00                  372           37,643,889                8.75        9.324            353              98.90
Total:                        1,767         $430,426,476              100.00        7.528            356              80.34

Minimum: 12.00
Maximum: 100.00
Weighted Average by Original Balance: 80.34
Weighted Average by Current Balance: 80.34



8. Current Principal Balance ($)

                                                            % of Mortgage         Weighted      Weighted
                                                             Loan Pool by          Average      Average           Weighted
Current                  Number of        Aggregate           Aggregate             Gross      Remaining          Average
Principal                 Mortgage      Cut-off Date         Cut-off Date         Interest        Term            Combined
Balance ($)                Loans      Principal Balance   Principal Balance         Rate        (months)      Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   30            $648,372                0.15          10.416          239                99.07
$25,001 - $50,000              87           3,222,099                0.75          10.105          348                99.57
$50,001 - $75,000             136           8,492,714                1.97           9.735          353                90.59
$75,001 - $100,000            133          11,685,089                2.71           8.828          353                85.34
$100,001 - $150,000           241          30,039,268                6.98           8.476          357                82.03
$150,001 - $200,000           232          40,437,479                9.39           7.803          355                78.15
$200,001 - $250,000           190          42,658,356                9.91           7.518          357                77.67
$250,001 - $300,000           149          41,215,996                9.58           7.383          357                78.47
$300,001 - $350,000           151          49,019,511               11.39           7.359          357                80.43
$350,001 - $400,000           115          43,113,902               10.02           7.158          357                78.96
$400,001 - $450,000           101          43,320,299               10.06           7.133          356                81.02
$450,001 - $500,000            64          30,311,238                7.04           7.088          357                80.46
$500,001 - $550,000            33          17,254,684                4.01           7.210          357                80.97
$550,001 - $600,000            30          17,242,474                4.01           7.276          357                79.54
$600,001 - $650,000            18          11,141,794                2.59           7.227          357                83.15
$650,001 - $700,000            21          14,227,374                3.31           7.440          357                79.87
$700,001 - $750,000            35          25,617,976                5.95           7.246          357                80.72
$750,001 - $800,000             1             777,852                0.18           6.450          357                80.00
Total:                      1,767        $430,426,476              100.00           7.528          356                80.34

Minimum: 14,892.10
Maximum: 777,852.44
Average: 243,591.67



9. Geographical Distribution

                                                                      % of Mortgage       Weighted     Weighted
                                                                       Loan Pool by        Average     Average         Weighted
                                   Number of        Aggregate           Aggregate           Gross     Remaining        Average
Geographical                        Mortgage      Cut-off Date         Cut-off Date       Interest       Term          Combined
Distribution                         Loans      Principal Balance   Principal Balance       Rate       (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Alaska                                   1            $119,734                0.03         7.550         357              63.19
Arizona                                 36           6,557,705                1.52         7.911         355              80.77
Arkansas                                 2             161,907                0.04         7.564         356              80.00
California                             402         126,736,663               29.44         7.319         357              80.23
Colorado                                11           1,465,624                0.34         8.503         353              81.05
Connecticut                             25           5,021,956                1.17         7.533         357              79.92
Delaware                                 3             924,766                0.21         7.490         357              81.73
District of Columbia                     9           2,659,660                0.62         7.926         357              76.47
Florida                                202          39,087,646                9.08         7.846         357              80.10
Georgia                                 37           5,922,469                1.38         8.018         357              80.25
Hawaii                                  31           9,224,521                2.14         7.085         357              81.33
Idaho                                    3             329,973                0.08         7.361         357              80.00
Illinois                               116          21,136,153                4.91         7.595         357              80.86
Indiana                                  6             900,798                0.21         7.174         357              73.31
Iowa                                     2             106,136                0.02         8.059         332              83.99
Kansas                                   2             308,672                0.07         7.374         357              84.49
Kentucky                                 2             107,811                0.03         8.728         357              80.00
Maine                                    4             401,259                0.09         8.511         357              77.07
Maryland                                69          15,045,033                3.50         7.730         357              80.31
Massachusetts                           67          16,812,302                3.91         7.767         357              80.67
Michigan                                40           5,061,748                1.18         8.302         356              80.67
Minnesota                               25           4,274,743                0.99         7.532         357              80.37
Missouri                                12           1,010,489                0.23         8.587         351              83.75
Nevada                                  35           8,024,145                1.86         7.404         357              83.31
New Hampshire                            9           1,453,836                0.34         7.547         357              85.36
New Jersey                             144          37,288,943                8.66         7.757         356              80.06
New Mexico                               5             496,468                0.12         8.536         351              86.99
New York                               279          86,104,159               20.00         7.293         356              80.13
North Carolina                          11             950,901                0.22         8.202         339              81.87
Ohio                                     8             921,588                0.21         8.387         351              84.16
Oregon                                   4             374,897                0.09         7.698         349              81.17
Pennsylvania                            26           4,158,554                0.97         8.011         356              80.71
Rhode Island                             4             881,212                0.20         7.797         357              70.33
South Carolina                          10           1,038,162                0.24         8.288         355              82.07
Tennessee                                6             574,186                0.13         7.960         357              82.74
Texas                                   29           3,796,771                0.88         8.104         349              85.27
Utah                                     5             288,855                0.07         7.966         348              85.53
Vermont                                  1             325,138                0.08         7.990         357              90.00
Virginia                                58          16,321,889                3.79         7.487         357              79.00
Washington                               8           2,230,798                0.52         7.854         357              78.15
West Virginia                            3             318,240                0.07         8.345         357              80.49
Wisconsin                               15           1,499,965                0.35         8.418         355              83.06
Total:                               1,767        $430,426,476              100.00         7.528         356              80.34

Number of States Represented: 42



10. Back Debt to Income Ratio

                                                                       % of Mortgage     Weighted    Weighted
                                                                        Loan Pool by      Average    Average        Weighted
                                    Number of        Aggregate           Aggregate         Gross    Remaining       Average
                                     Mortgage      Cut-off Date         Cut-off Date     Interest      Term         Combined
Back Debt to Income Ratio             Loans      Principal Balance   Principal Balance     Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                2            $286,744                0.07       8.619        357             84.86
10.00 - 19.99                             23           2,773,185                0.64       7.833        356             75.06
20.00 - 24.99                             41           6,725,715                1.56       8.008        354             77.56
25.00 - 29.99                            101          20,276,973                4.71       7.649        356             78.28
30.00 - 34.99                            136          28,518,996                6.63       7.600        355             78.65
35.00 - 39.99                            253          55,133,156               12.81       7.633        356             80.20
40.00 - 44.99                            413         102,644,919               23.85       7.463        356             80.88
45.00 - 49.99                            640         169,077,200               39.28       7.454        356             81.83
50.00 - 54.99                            158          44,989,589               10.45       7.629        357             76.39
Total:                                 1,767        $430,426,476              100.00       7.528        356             80.34

Non-Zero Minimum: 9.69
Maximum: 55.00
Non-Zero Weighted Average: 43.22



11. Zip Codes

                                                               % of Mortgage         Weighted        Weighted
                                                                Loan Pool by          Average        Average           Weighted
                     Number of            Aggregate              Aggregate             Gross        Remaining          Average
                      Mortgage          Cut-off Date            Cut-off Date         Interest          Term            Combined
Zip Codes              Loans          Principal Balance      Principal Balance         Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11221                     14              $4,517,982                   1.05           7.064            357                82.31
11550                      9               2,259,395                   0.52           7.080            357                82.81
11236                      6               2,208,429                   0.51           7.072            357                82.69
11369                      5               2,141,974                   0.50           7.247            357                82.49
33029                      4               1,882,118                   0.44           7.927            357                88.30
Other                  1,729             417,416,579                  96.98           7.538            356                80.25
Total:                 1,767            $430,426,476                 100.00           7.528            356                80.34



12. Top 5 Cities

                                                                    % of Mortgage     Weighted     Weighted
                                                                     Loan Pool by      Average     Average         Weighted
                            Number of            Aggregate            Aggregate         Gross     Remaining        Average
                             Mortgage          Cut-off Date          Cut-off Date     Interest       Term          Combined
Top 5 Cities                  Loans          Principal Balance    Principal Balance     Rate       (months)    Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                        50             $17,995,374                 4.18       7.169         357              79.80
CHICAGO                         58              11,191,033                 2.60       7.593         357              80.17
LOS ANGELES                     20               5,335,619                 1.24       7.206         353              78.78
SAN JOSE                        10               5,116,858                 1.19       6.829         357              80.15
JAMAICA                         15               5,084,048                 1.18       6.922         357              82.26
Other                        1,614             385,703,544                89.61       7.565         356              80.37
Total:                       1,767            $430,426,476               100.00       7.528         356              80.34



600k($)>13. Original Principal Balance > 600k ($)


Original                                                % of                  Weighted        Weighted        Weighted
Principal                         Current              Current                Average          Average        Average
Balance > 600k ($)                Balance              Balance                 Coupon           Fico            OLTV
--------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000          11,141,793.54               21.52                  7.227             665          83.15
$650,001 - $700,000          14,227,374.27               27.48                  7.440             634          79.87
$700,001 - $750,000          25,617,975.50               49.49                  7.246             658          80.72
$750,001 - $800,000             777,852.44                1.50                  6.450             688          80.00
Total:                       51,764,995.75              100.00                  7.283             654          81.00

                                                  Pct
Original                      Pct                 Cash         Pct
Principal                    Owner                -out         Full
Balance > 600k ($)            Occ                 Refi         Doc
----------------------------------------------------------------------
$600,001 - $650,000          94.45              32.82         0.00
$650,001 - $700,000          90.38              43.16         0.00
$700,001 - $750,000          97.08              31.53         0.00
$750,001 - $800,000         100.00               0.00         0.00
Total:                       94.72              34.53         0.00




14. Product Types

                             Number of            Aggregate               Averagae                           Weighted
Product                       Mortgage          Cut-off Date            Cut-off Date       % of Interest     Average
Types                          Loans          Principal Balance      Principal Balance         Only            Fico
---------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO              107             $45,778,149               $427,833          100.00            680
3/27 ARM 60 Month IO                4               1,784,056                446,014          100.00            705
30 Fixed                          389              46,905,348                120,579            0.00            661
15 Fixed                           14                 770,972                 55,069            0.00            647
Other                           1,253             335,187,951                267,508            0.00            639
Total:                          1,767            $430,426,476               $243,592           11.05            646

                                                                  Weighted                             Weighted
Product                      % of Owner                           Average     % of Full   % of 2nd      Average
Types                         Occupied         % of Purchase        DTI          Doc        Liens     Initial Cap
-----------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO             100.00              91.26        42.16        0.00        0.00         2.030
3/27 ARM 60 Month IO             100.00              92.33        37.47        0.00        0.00         2.077
30 Fixed                          94.38              56.77        43.89        0.00       47.04         0.000
15 Fixed                          92.79              45.13        39.15        0.00       34.50         0.000
Other                             92.82              51.86        43.31        0.00        0.24         2.031
Total:                            93.78              56.74        43.22        0.00        5.37         2.031

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Fixed Rate


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $167,460,353
Number of Loans: 1,692
Average Current Balance: $98,972
Weighted Average Coupon: 8.246%
Weighted Average Net Coupon: 7.726%
Weighted Average Remaining Term: 348
Weighted Average Seasoning: 3
Second Liens: 38.14%
Weighted Average Combined OLTV: 86.95%
Weighted Average FICO: 644
Loans w/ Prepay Penalties: 78.60%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 0.000%
Weighted Average Remaining Term (Arm Only): 0
Weighted Average Margin: 0.000%
Weighted Average Initial Per Cap: 0.000%
Weighted Average Per Cap: 0.000%
Weighted Average Lifetime Rate Cap: 0.000%
Weighted Average Months To Roll: 0
:
Loan Type:
Fixed: 100.00%
Balloons: 0.00%
2-28 Arms: 0.00%
3-27 Arms: 0.00%
Other Hybrid: 0.00%
:
Index:
6-Month Libor: 0.00%
1-Month Libor: 0.00%
Other Index: 100.00%



2. Loan Purpose

                                                                 % of Mortgage         Weighted        Weighted
                                                                 Loan Pool by           Average        Average          Weighted
                            Number of          Aggregate           Aggregate             Gross        Remaining         Average
Loan                        Mortgage          Cut-off Date       Cut-off Date          Interest          Term           Combined
Purpose                       Loans        Principal Balance   Principal Balance         Rate          (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             587            $85,065,544               50.80           7.566            349               81.28
Purchase                      1,098             81,179,691               48.48           8.976            347               92.86
Refinance - Rate Term             7              1,215,119                0.73           7.128            350               87.98
Total:                        1,692           $167,460,353              100.00           8.246            348               86.95



3. Occupancy

                                                                 % of Mortgage      Weighted        Weighted
                                                                 Loan Pool by        Average        Average           Weighted
                            Number of          Aggregate           Aggregate          Gross        Remaining          Average
                            Mortgage          Cut-off Date       Cut-off Date       Interest          Term            Combined
Occupancy                     Loans        Principal Balance   Principal Balance      Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                        1,609           $155,758,469               93.01        8.273            348                87.43
Investment                        67              8,785,384                5.25        8.091            346                81.35
Second Home                       16              2,916,501                1.74        7.285            351                77.93
Total:                         1,692           $167,460,353              100.00        8.246            348                86.95



4. Property Type

                                                                 % of Mortgage      Weighted        Weighted
                                                                 Loan Pool by        Average        Average           Weighted
                            Number of          Aggregate           Aggregate          Gross        Remaining          Average
Property                    Mortgage          Cut-off Date       Cut-off Date       Interest          Term            Combined
Type                          Loans        Principal Balance   Principal Balance      Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        1,399           $134,283,272               80.19        8.266            348                86.97
2-4 Family                       162             22,637,231               13.52        7.980            346                85.46
Condo                            131             10,539,850                6.29        8.569            351                89.79
Total:                         1,692           $167,460,353              100.00        8.246            348                86.95



5. Documentation Type

                                                                 % of Mortgage      Weighted        Weighted
                                                                 Loan Pool by        Average        Average           Weighted
                            Number of          Aggregate           Aggregate          Gross        Remaining          Average
Documentation               Mortgage          Cut-off Date       Cut-off Date       Interest          Term            Combined
Type                          Loans        Principal Balance   Principal Balance      Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation             1,247           $116,588,130               69.62        8.054            347                86.99
Stated Documentation             432             48,948,338               29.23        8.742            351                87.13
EASY                              13              1,923,885                1.15        7.279            346                79.23
Total:                         1,692           $167,460,353              100.00        8.246            348                86.95



6. Fico Distribution

                                                                 % of Mortgage      Weighted        Weighted
                                                                 Loan Pool by        Average        Average           Weighted
                            Number of          Aggregate           Aggregate          Gross        Remaining          Average
Fico                        Mortgage          Cut-off Date       Cut-off Date       Interest          Term            Combined
Distribution                  Loans        Principal Balance   Principal Balance      Rate          (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

500 - 519                         9             $1,074,645                0.64        9.400            357                63.68
520 - 539                        14              2,102,086                1.26        8.502            357                77.93
540 - 559                        68              4,998,530                2.98        8.389            327                77.56
560 - 579                       114              6,566,576                3.92        8.655            323                80.01
580 - 599                       200             15,857,477                9.47        8.907            345                85.17
600 - 619                       195             20,549,823               12.27        8.187            345                86.12
620 - 639                       308             28,576,710               17.06        8.650            346                86.46
640 - 659                       263             29,085,423               17.37        7.832            353                87.67
660 - 679                       225             23,841,339               14.24        8.238            353                91.07
680 - 699                       126             14,313,522                8.55        7.769            355                88.63
700 - 719                        69              7,483,143                4.47        7.887            351                90.98
720 - 739                        40              4,972,346                2.97        7.853            350                87.68
740 - 759                        31              2,990,901                1.79        9.180            355                93.29
760 >=                           30              5,047,832                3.01        7.245            349                86.78
Total:                        1,692           $167,460,353              100.00        8.246            348                86.95

Minimum: 501
Maximum: 810
Weighted Average: 643.6



7. Combined Original Loan-to-Value Ratio (%)

                                                                   % of Mortgage      Weighted     Weighted
Combined                                                           Loan Pool by        Average     Average        Weighted
Original                     Number of          Aggregate            Aggregate          Gross     Remaining       Average
Loan-to-Value                Mortgage          Cut-off Date        Cut-off Date       Interest       Term         Combined
Ratio (%)                      Loans        Principal Balance    Principal Balance      Rate       (months)   Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                      5               $553,317                 0.33        8.594         307             25.78
30.01 - 40.00                      7              1,057,037                 0.63        8.242         322             33.79
40.01 - 50.00                      6                799,354                 0.48        8.007         357             45.96
50.01 - 60.00                     25              3,826,791                 2.29        7.276         342             56.13
60.01 - 70.00                     40              9,768,198                 5.83        7.332         349             66.27
70.01 - 80.00                    203             47,528,172                28.38        6.998         356             78.86
80.01 - 90.00                    196             39,460,630                23.56        7.260         350             87.38
90.01 - 100.00                 1,210             64,466,854                38.50        9.966         342             99.50
Total:                         1,692           $167,460,353               100.00        8.246         348             86.95

Minimum: 22.16
Maximum: 100.00
Weighted Average by Original Balance: 86.94
Weighted Average by Current Balance: 86.95



8. Current Principal Balance ($)

                                                                   % of Mortgage      Weighted     Weighted
                                                                    Loan Pool by        Average     Average        Weighted
Current                       Number of          Aggregate            Aggregate          Gross     Remaining       Average
Principal                     Mortgage          Cut-off Date        Cut-off Date       Interest       Term         Combined
Balance ($)                     Loans        Principal Balance    Principal Balance      Rate       (months)   Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                      323             $4,484,717                 2.68       11.211         183             96.97
$25,001 - $50,000                 413             14,982,825                 8.95       10.005         346             99.40
$50,001 - $75,000                 258             15,880,364                 9.48        9.844         351             96.59
$75,001 - $100,000                164             14,219,842                 8.49        9.502         352             93.48
$100,001 - $150,000               208             25,208,298                15.05        8.978         353             89.98
$150,001 - $200,000               119             20,971,883                12.52        7.915         351             82.75
$200,001 - $250,000                52             11,689,400                 6.98        7.100         354             79.25
$250,001 - $300,000                33              9,001,783                 5.38        6.976         353             77.12
$300,001 - $350,000                33             10,740,246                 6.41        6.973         355             83.01
$350,001 - $400,000                30             11,327,625                 6.76        6.767         353             78.81
$400,001 - $450,000                22              9,424,452                 5.63        7.098         354             80.25
$450,001 - $500,000                19              9,013,573                 5.38        6.743         357             81.88
$500,001 - $550,000                 8              4,218,041                 2.52        7.048         357             83.43
$550,001 - $600,000                 6              3,494,762                 2.09        7.023         357             81.96
$600,001 - $650,000                 1                638,280                 0.38        6.575         357             80.00
$700,001 - $750,000                 3              2,164,263                 1.29        6.233         357             83.31
Total:                          1,692           $167,460,353               100.00        8.246         348             86.95

Minimum: 4,182.96
Maximum: 737,982.18
Average: 98,971.84



9. Geographical Distribution

                                                                     % of Mortgage      Weighted      Weighted
                                                                     Loan Pool by        Average      Average           Weighted
                                  Number of       Aggregate            Aggregate          Gross      Remaining          Average
Geographical                      Mortgage       Cut-off Date        Cut-off Date       Interest        Term            Combined
Distribution                        Loans     Principal Balance    Principal Balance      Rate        (months)      Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                 40          $4,641,191               2.77        7.686          333                85.79
Arkansas                                 3             168,252               0.10        8.307          348                87.21
California                             313          41,123,050              24.56        8.308          352                87.82
Colorado                                40           1,979,096               1.18        9.372          348                95.25
Connecticut                             38           3,596,713               2.15        7.785          351                85.84
Delaware                                 3             236,332               0.14        7.605          342                90.52
District of Columbia                     7             792,528               0.47        7.671          354                77.08
Florida                                213          16,620,711               9.93        8.447          348                86.17
Georgia                                105           5,924,036               3.54        8.567          340                85.78
Hawaii                                  31           5,890,227               3.52        7.801          356                86.99
Idaho                                    1             121,259               0.07        7.350          357                80.00
Illinois                                78           4,528,137               2.70        8.708          345                90.63
Indiana                                  5             287,345               0.17        8.682          348                88.21
Iowa                                     4              89,599               0.05        9.754          245               100.00
Kansas                                   4              94,038               0.06       11.060          327                99.74
Kentucky                                 1              29,868               0.02        9.250          357               100.00
Maine                                    3             174,813               0.10        8.605          350                84.33
Maryland                                73           7,710,329               4.60        8.391          352                88.82
Massachusetts                           59           4,731,734               2.83        8.651          349                87.37
Michigan                                25           1,813,175               1.08        8.424          345                87.31
Minnesota                               35           3,141,395               1.88        7.723          341                86.96
Missouri                                13             342,203               0.20        9.821          311                87.89
Nebraska                                 1             171,928               0.10        8.500          356                90.00
Nevada                                  32           3,283,548               1.96        8.346          352                86.19
New Hampshire                           13             941,639               0.56        8.345          348                92.41
New Jersey                              89          12,816,594               7.65        7.910          348                81.39
New Mexico                               2              53,556               0.03       10.454          308               100.00
New York                               162          26,314,213              15.71        8.002          351                86.47
North Carolina                          38           1,303,349               0.78        9.972          315                92.89
Ohio                                    26           1,066,272               0.64        9.068          334                89.53
Oklahoma                                 2              59,120               0.04        9.982          357               100.00
Oregon                                  12           1,095,472               0.65        7.473          349                89.03
Pennsylvania                            32           2,351,628               1.40        8.442          346                85.15
Rhode Island                             2             270,803               0.16        6.894          355                86.88
South Carolina                          16           1,197,604               0.72        8.243          346                87.56
Tennessee                               26           1,010,574               0.60        9.232          326                92.82
Texas                                   50           3,435,480               2.05        8.062          333                86.44
Utah                                     8             782,413               0.47        7.602          351                99.94
Vermont                                  2             477,698               0.29        7.897          357                86.45
Virginia                                43           4,435,708               2.65        8.212          344                85.75
Washington                              23           1,688,139               1.01        8.508          354                89.64
West Virginia                            2              72,640               0.04       10.350          323               100.00
Wisconsin                               17             595,940               0.36        8.478          309                91.52
Total:                               1,692        $167,460,353             100.00        8.246          348                86.95

Number of States Represented: 43



10. Back Debt to Income Ratio

                                                                    % of Mortgage      Weighted     Weighted
                                                                    Loan Pool by        Average     Average        Weighted
                                 Number of       Aggregate            Aggregate          Gross     Remaining       Average
                                 Mortgage       Cut-off Date        Cut-off Date       Interest       Term         Combined
Back Debt to Income Ratio          Loans     Principal Balance    Principal Balance      Rate       (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
0.0000 - 9.9999                      9          $1,595,578                 0.95        7.379         351             81.47
10.0000 - 19.9999                   37           3,386,985                 2.02        8.461         342             83.82
20.0000 - 24.9999                   36           3,632,957                 2.17        8.501         347             81.91
25.0000 - 29.9999                  100          10,880,908                 6.50        7.915         350             84.84
30.0000 - 34.9999                  166          16,471,638                 9.84        8.059         348             86.03
35.0000 - 39.9999                  231          19,275,355                11.51        8.259         342             85.95
40.0000 - 44.9999                  350          30,614,279                18.28        8.486         348             88.57
45.0000 - 49.9999                  662          61,144,064                36.51        8.619         348             89.94
50.0000 - 54.9999                  101          20,458,589                12.22        7.075         353             80.19
Total:                           1,692        $167,460,353               100.00        8.246         348             86.95

Non-Zero Minimum: 2.39
Maximum: 54.99
Non-Zero Weighted Average: 41.97



11. Zip Codes

                                                               % of Mortgage     Weighted      Weighted
                                                               Loan Pool by       Average      Average         Weighted
                           Number of        Aggregate            Aggregate         Gross      Remaining        Average
                           Mortgage        Cut-off Date        Cut-off Date      Interest        Term          Combined
Zip Codes                    Loans      Principal Balance    Principal Balance     Rate        (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
11236                            5           $1,449,944                 0.87       7.158          357              83.97
92345                           10            1,387,683                 0.83       7.441          357              82.95
96797                            5            1,379,922                 0.82       7.031          357              88.09
94531                            5              964,184                 0.58       8.198          356              88.99
11221                            7              948,138                 0.57       8.564          357              91.48
Other                        1,660          161,330,481                96.34       8.272          348              86.96
Total:                       1,692         $167,460,353               100.00       8.246          348              86.95



12. Top 5 Cities

                                                               % of Mortgage         Weighted        Weighted
                                                               Loan Pool by           Average        Average           Weighted
                      Number of          Aggregate               Aggregate             Gross        Remaining          Average
                      Mortgage          Cut-off Date           Cut-off Date          Interest          Term            Combined
Top 5 Cities            Loans        Principal Balance       Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                   27             $5,191,114                    3.10           7.909            357                87.03
MIAMI                      35              2,620,922                    1.57           8.155            349                83.98
LAS VEGAS                  22              1,788,985                    1.07           8.981            350                92.13
BRONX                       7              1,781,332                    1.06           6.965            355                88.43
LOS ANGELES                13              1,735,215                    1.04           8.251            336                81.81
Other                   1,588            154,342,784                   92.17           8.265            348                86.97
Total:                  1,692           $167,460,353                  100.00           8.246            348                86.95




600k($)>13. Original Principal Balance > 600k ($)

                                                                                                              Pct
Original                                          % of     Weighted     Weighted      Weighted     Pct        Cash        Pct
Principal                       Current         Current     Average      Average      Average      Owner      -out        Full
Balance > 600k ($)              Balance         Balance     Coupon        Fico          OLTV       Occ        Refi        Doc
--------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000              638,280.03       22.78       6.575        626          80.00      100.00    100.00     100.00
$700,001 - $750,000            2,164,262.85       77.22       6.233        657          83.31      100.00     33.14     100.00
Total:                         2,802,542.88      100.00       6.311        650          82.56      100.00     48.37     100.00


14. Product Types

                             Number of          Aggregate            Averagae                           Weighted
Product                      Mortgage          Cut-off Date        Cut-off Date        % of Interest    Average      % of Owner
Types                          Loans        Principal Balance    Principal Balance         Only           Fico        Occupied
--------------------------------------------------------------------------------------------------------------------------------
30 Fixed                      1,317           $158,129,040             $120,068            0.00           645            93.08
15 Fixed                        109              3,165,536               29,042            0.00           622            92.18
Other                           266              6,165,777               23,180            0.00           626            91.74
Total:                        1,692           $167,460,353              $98,972            0.00           644            93.01

                                             Weighted                             Weighted
Product                                      Average     % of Full   % of 2nd      Average
Types                        % of Purchase     DTI          Doc        Liens     Initial Cap
----------------------------------------------------------------------------------------------
30 Fixed                         48.14        42.01       69.19       36.52         0.000
15 Fixed                         54.52        40.71       72.46       67.82         0.000
Other                            54.08        41.59       79.13       64.39         0.000
Total:                           48.48        41.97       69.62       38.14         0.000



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2-4 Family


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $143,183,908
Number of Loans: 552
Average Current Balance: $259,391
Weighted Average Coupon: 7.268%
Weighted Average Net Coupon: 6.748%
Weighted Average Remaining Term: 355
Weighted Average Seasoning: 3
Second Liens: 4.49%
Weighted Average Combined OLTV: 82.01%
Weighted Average FICO: 649
Loans w/ Prepay Penalties: 71.67%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.134%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.298%
Weighted Average Initial Per Cap: 2.021%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.021%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 15.81%
Balloons: 0.00%
2-28 Arms: 78.97%
3-27 Arms: 3.48%
Other Hybrid: 1.74%
:
Index:
6-Month Libor: 84.19%
1-Month Libor: 0.00%
Other Index: 15.81%



2. Loan Purpose

                                                               % of Mortgage      Weighted     Weighted
                                                                Loan Pool by       Average     Average         Weighted
                            Number of        Aggregate           Aggregate          Gross     Remaining        Average
Loan                        Mortgage       Cut-off Date         Cut-off Date      Interest       Term          Combined
Purpose                       Loans      Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Purchase                       332          $81,417,519               56.86        7.283         356              84.01
Refinance - Cashout            217           60,947,814               42.57        7.251         354              79.40
Refinance - Rate Term            3              818,576                0.57        6.963         354              77.08
Total:                         552         $143,183,908              100.00        7.268         355              82.01



3. Occupancy

                                                               % of Mortgage      Weighted     Weighted
                                                                Loan Pool by       Average     Average         Weighted
                            Number of        Aggregate           Aggregate          Gross     Remaining        Average
                            Mortgage       Cut-off Date         Cut-off Date      Interest       Term          Combined
Occupancy                     Loans      Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Primary                        450         $123,321,194               86.13        7.181         355              81.99
Investment                     102           19,862,714               13.87        7.809         356              82.09
Total:                         552         $143,183,908              100.00        7.268         355              82.01



4. Property Type

                                                               % of Mortgage      Weighted     Weighted
                                                                Loan Pool by       Average     Average         Weighted
                            Number of        Aggregate           Aggregate          Gross     Remaining        Average
Property                    Mortgage       Cut-off Date         Cut-off Date      Interest       Term          Combined
Type                          Loans      Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------
2-4 Family                     552         $143,183,908              100.00        7.268         355              82.01
Total:                         552         $143,183,908              100.00        7.268         355              82.01



5. Documentation Type

                                                               % of Mortgage      Weighted     Weighted
                                                                Loan Pool by       Average     Average         Weighted
                            Number of        Aggregate           Aggregate          Gross     Remaining        Average
Documentation               Mortgage       Cut-off Date         Cut-off Date      Interest       Term          Combined
Type                          Loans      Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------
Stated Documentation           260          $76,791,637               53.63        7.316         356              79.88
Full Documentation             289           65,061,456               45.44        7.198         355              84.43
EASY                             3            1,330,815                0.93        7.918         356              86.11
Total:                         552         $143,183,908              100.00        7.268         355              82.01



6. Fico Distribution

                                                               % of Mortgage      Weighted     Weighted
                                                                Loan Pool by       Average     Average         Weighted
                            Number of        Aggregate           Aggregate          Gross     Remaining        Average
Fico                        Mortgage       Cut-off Date         Cut-off Date      Interest       Term          Combined
Distribution                  Loans      Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------
500 - 519                       6           $1,727,926                1.21        8.964         357              71.72
520 - 539                      16            4,351,703                3.04        8.063         357              77.95
540 - 559                      20            5,179,845                3.62        7.984         357              72.54
560 - 579                      27            6,508,295                4.55        7.337         353              78.31
580 - 599                      42            9,026,073                6.30        7.700         354              81.33
600 - 619                      54           14,622,132               10.21        7.206         354              82.35
620 - 639                      94           19,867,633               13.88        7.336         353              81.32
640 - 659                      82           21,164,383               14.78        7.043         356              83.73
660 - 679                      75           21,710,352               15.16        7.217         355              82.77
680 - 699                      38           11,003,039                7.68        7.033         357              82.82
700 - 719                      36           10,143,294                7.08        6.969         356              85.15
720 - 739                      28            7,984,055                5.58        7.118         356              83.14
740 - 759                      21            6,072,369                4.24        7.229         356              84.96
760 >=                         13            3,822,810                2.67        6.738         357              82.63
Total:                        552         $143,183,908              100.00        7.268         355              82.01

Minimum: 503
Maximum: 803
Weighted Average: 648.7



7. Combined Original Loan-to-Value Ratio (%)

                                                                    % of Mortgage      Weighted     Weighted
Combined                                                             Loan Pool by       Average     Average         Weighted
Original                        Number of        Aggregate            Aggregate          Gross     Remaining        Average
Loan-to-Value                   Mortgage       Cut-off Date          Cut-off Date      Interest       Term          Combined
Ratio (%)                         Loans      Principal Balance    Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
<= 20.00                              1              $50,345                 0.04       10.990         357              12.00
20.01 - 30.00                         2              278,948                 0.19        9.279         257              24.07
30.01 - 40.00                         5              654,673                 0.46        7.639         314              37.74
40.01 - 50.00                         4              793,370                 0.55        8.004         357              46.54
50.01 - 60.00                        12            3,543,188                 2.47        6.894         346              55.26
60.01 - 70.00                        26            6,786,281                 4.74        7.878         357              67.96
70.01 - 80.00                       237           75,369,840                52.64        6.954         357              79.31
80.01 - 90.00                       148           42,801,752                29.89        7.215         356              88.16
90.01 - 100.00                      117           12,905,511                 9.01        8.932         350              98.01
Total:                              552         $143,183,908               100.00        7.268         355              82.01

Minimum: 12.00
Maximum: 100.00
Weighted Average by Original Balance: 82.00
Weighted Average by Current Balance: 82.01



8. Current Principal Balance ($)

                                                                    % of Mortgage      Weighted     Weighted
                                                                     Loan Pool by       Average     Average         Weighted
Current                           Number of       Aggregate           Aggregate          Gross     Remaining        Average
Principal                         Mortgage      Cut-off Date         Cut-off Date      Interest       Term          Combined
Balance ($)                         Loans     Principal Balance   Principal Balance      Rate       (months)    Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                           26            $394,321                0.28       11.562         174              95.56
$25,001 - $50,000                      21             769,989                0.54       10.244         315              99.27
$50,001 - $75,000                      34           2,123,720                1.48        9.461         352              85.88
$75,001 - $100,000                     34           2,936,282                2.05        8.941         351              91.23
$100,001 - $150,000                    63           7,867,559                5.49        8.349         357              85.65
$150,001 - $200,000                    63          10,971,205                7.66        7.534         349              77.63
$200,001 - $250,000                    40           8,835,226                6.17        7.244         357              81.67
$250,001 - $300,000                    41          11,377,947                7.95        7.160         357              77.64
$300,001 - $350,000                    48          15,781,946               11.02        6.933         357              81.83
$350,001 - $400,000                    54          20,320,709               14.19        7.142         357              79.79
$400,001 - $450,000                    55          23,558,758               16.45        7.016         356              83.78
$450,001 - $500,000                    40          18,960,407               13.24        6.914         357              83.86
$500,001 - $550,000                    14           7,372,376                5.15        6.858         357              81.09
$550,001 - $600,000                     9           5,127,821                3.58        7.130         357              81.81
$600,001 - $650,000                     2           1,257,725                0.88        7.857         357              90.32
$650,001 - $700,000                     6           4,044,095                2.82        7.276         356              78.08
$700,001 - $750,000                     2           1,483,823                1.04        7.174         356              83.41
Total:                                552        $143,183,908              100.00        7.268         355              82.01

Minimum: 5,115.64
Maximum: 747,543.54
Average: 259,391.14



9. Geographical Distribution

                                                                       % of Mortgage      Weighted    Weighted
                                                                        Loan Pool by       Average    Average        Weighted
                                    Number of        Aggregate           Aggregate          Gross    Remaining       Average
Geographical                        Mortgage       Cut-off Date         Cut-off Date      Interest      Term         Combined
Distribution                          Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Arizona                                   2             $300,770                0.21        7.861        357             78.04
California                               48           15,931,317               11.13        6.935        356             81.06
Connecticut                              25            3,998,726                2.79        7.220        355             83.92
District of Columbia                      3              705,631                0.49        6.951        357             90.00
Florida                                  18            3,263,879                2.28        7.326        354             84.60
Georgia                                   1              356,286                0.25        9.650        357             79.29
Illinois                                 44            8,107,754                5.66        7.647        357             80.85
Kansas                                    1              129,536                0.09        7.450        357             90.00
Maryland                                  1               63,639                0.04        8.750        357             83.22
Massachusetts                            57           14,838,949               10.36        7.411        355             81.20
Michigan                                 18            1,338,431                0.93        8.422        355             82.15
Minnesota                                10            1,768,591                1.24        7.466        354             88.78
Missouri                                  4              352,383                0.25        8.605        357             82.98
New Hampshire                            12            1,895,798                1.32        7.302        354             86.93
New Jersey                               72           19,521,763               13.63        7.438        354             82.18
New York                                197           65,052,795               45.43        7.144        356             81.85
North Carolina                            2              239,838                0.17        8.728        333             83.99
Ohio                                      6              370,997                0.26        8.253        345             88.37
Oregon                                    1              190,944                0.13        6.990        357             90.00
Pennsylvania                              3              559,884                0.39        7.178        357             70.16
Rhode Island                              9            2,134,088                1.49        7.402        356             79.83
Vermont                                   1              152,559                0.11        7.700        356             78.87
Virginia                                  2              156,641                0.11        8.534        345             90.26
Washington                                4              699,667                0.49        7.338        351             82.95
Wisconsin                                11            1,053,043                0.74        7.504        351             87.45
Total:                                  552         $143,183,908              100.00        7.268        355             82.01

Number of States Represented: 25



10. Back Debt to Income Ratio

                                                                        % of Mortgage      Weighted    Weighted
                                                                         Loan Pool by       Average    Average        Weighted
                                     Number of        Aggregate           Aggregate          Gross    Remaining       Average
                                     Mortgage       Cut-off Date         Cut-off Date      Interest      Term         Combined
Back Debt to Income Ratio              Loans      Principal Balance   Principal Balance      Rate      (months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0.0000 - 9.9999                            1             $129,536                0.09        7.450        357             90.00
10.0000 - 19.9999                         11            2,166,228                1.51        7.126        355             82.84
20.0000 - 24.9999                         11            1,473,522                1.03        8.147        351             73.42
25.0000 - 29.9999                         28            6,388,368                4.46        7.284        357             79.31
30.0000 - 34.9999                         34            7,205,173                5.03        7.363        351             80.39
35.0000 - 39.9999                         63           16,918,208               11.82        7.370        356             82.15
40.0000 - 44.9999                        110           27,426,009               19.15        7.225        355             82.16
45.0000 - 49.9999                        221           61,075,518               42.66        7.225        355             83.04
50.0000 - 54.9999                         73           20,401,346               14.25        7.281        356             80.48
Total:                                   552         $143,183,908              100.00        7.268        355             82.01

Non-Zero Minimum: 7.96
Maximum: 54.97
Non-Zero Weighted Average: 43.91



11. Zip Codes

                                                               % of Mortgage         Weighted        Weighted
                                                                Loan Pool by          Average        Average           Weighted
                      Number of           Aggregate              Aggregate             Gross        Remaining          Average
                      Mortgage          Cut-off Date            Cut-off Date         Interest          Term            Combined
Zip Codes               Loans         Principal Balance      Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
11221                     18              $5,190,672                   3.63           7.048            357                82.53
11236                     10               3,460,125                   2.42           6.946            357                82.21
11432                      7               2,320,459                   1.62           7.084            357                84.81
11368                      6               2,308,377                   1.61           7.555            355                81.42
11369                      5               2,141,974                   1.50           7.247            357                82.49
Other                    506             127,762,302                  89.23           7.284            355                81.93
Total:                   552            $143,183,908                 100.00           7.268            355                82.01




12. Top 5 Cities

                                                               % of Mortgage         Weighted        Weighted
                                                                Loan Pool by          Average        Average           Weighted
                      Number of           Aggregate              Aggregate             Gross        Remaining          Average
                      Mortgage          Cut-off Date            Cut-off Date         Interest          Term            Combined
Top 5 Cities            Loans         Principal Balance      Principal Balance         Rate          (months)      Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                   66             $22,738,440                  15.88           6.999            357                82.12
JAMAICA                    21               7,046,463                   4.92           6.979            357                84.23
CHICAGO                    36               6,689,668                   4.67           7.667            357                81.31
BRONX                      18               6,005,838                   4.19           7.417            356                85.45
NEWARK                     16               3,377,140                   2.36           7.134            354                79.83
Other                     395              97,326,360                  67.97           7.319            355                81.73
Total:                    552            $143,183,908                 100.00           7.268            355                82.01



600k($)>13. Original Principal Balance > 600k ($)

                                                                                                             Pct
Original                                         % of      Weighted     Weighted     Weighted     Pct        Cash         Pct
Principal                       Current         Current    Average       Average     Average     Owner       -out         Full
Balance > 600k ($)              Balance         Balance     Coupon        Fico         OLTV       Occ        Refi         Doc
------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000            1,257,724.59      18.54      7.857          689         90.32     100.00      0.00      0.00
$650,001 - $700,000            4,044,095.08      59.60      7.276          622         78.08      83.46     49.89     32.91
$700,001 - $750,000            1,483,823.05      21.87      7.174          695         83.41     100.00     49.62      0.00
Total:                         6,785,642.72     100.00      7.361          651         81.51      90.14     40.58     19.61



14. Product Types

                               Number of           Aggregate               Averagae                           Weighted
Product                        Mortgage          Cut-off Date            Cut-off Date       % of Interest     Average
Types                            Loans         Principal Balance      Principal Balance         Only            Fico
-----------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO              36             $13,614,074               $378,169          100.00            665
3/27 ARM 60 Month IO               3               1,179,200                393,067          100.00            673
30 Fixed                         124              20,953,736                168,982            0.00            672
15 Fixed                          17                 753,995                 44,353            0.00            634
Other                            372             106,682,904                286,782            0.00            642
Total:                           552            $143,183,908               $259,391           10.33            649

                                                                    Weighted                            Weighted
Product                        % of Owner                           Average    % of Full   % of 2nd      Average
Types                           Occupied         % of Purchase        DTI         Doc        Liens     Initial Cap
------------------------------------------------------------------------------------------------------------------
2/28 ARM 60 Month IO             100.00              81.32           44.68      68.23        0.00         2.000
3/27 ARM 60 Month IO             100.00              59.29           35.44      53.19        0.00         2.000
30 Fixed                          80.81              59.12           44.17      57.57       27.83         0.000
15 Fixed                          89.87              31.66           42.30      53.37       41.34         0.000
Other                             85.22              53.45           43.87      40.01        0.28         2.024
Total:                            86.13              56.86           43.91      45.44        4.49         2.021

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Investor


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $74,734,507
Number of Loans: 417
Average Current Balance: $179,219
Weighted Average Coupon: 7.746%
Weighted Average Net Coupon: 7.226%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 0.40%
Weighted Average Combined OLTV: 83.88%
Weighted Average FICO: 651
Loans w/ Prepay Penalties: 77.10%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.700%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.668%
Weighted Average Initial Per Cap: 2.012%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.012%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 11.76%
Balloons: 0.00%
2-28 Arms: 83.21%
3-27 Arms: 3.06%
Other Hybrid: 1.97%
:
Index:
6-Month Libor: 88.24%
1-Month Libor: 0.00%
Other Index: 11.76%



2. Loan Purpose

                                                                     % of Mortgage        Weighted     Weighted
                                                                      Loan Pool by        Average       Average        Weighted
                                Number of        Aggregate             Aggregate           Gross       Remaining        Average
Loan                            Mortgage       Cut-off Date           Cut-off Date        Interest        Term         Combined
Purpose                           Loans      Principal Balance     Principal Balance        Rate        (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            227         $41,146,520              55.06             7.620          355             87.09
Refinance - Cashout                 188          32,903,049              44.03             7.902          356             80.08
Refinance - Rate Term                 2             684,938               0.92             7.794          357             73.53
Total:                              417         $74,734,507             100.00             7.746          356             83.88



3. Occupancy

                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by        Average       Average        Weighted
                                Number of        Aggregate           Aggregate           Gross       Remaining        Average
                                Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Occupancy                         Loans      Principal Balance   Principal Balance        Rate        (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Investment                         417         $74,734,507               100.00          7.746          356             83.88
Total:                             417         $74,734,507               100.00          7.746          356             83.88



4. Property Type

                                                                   % of Mortgage        Weighted     Weighted
                                                                    Loan Pool by        Average       Average        Weighted
                                Number of        Aggregate           Aggregate           Gross       Remaining        Average
Property                        Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Type                              Loans      Principal Balance   Principal Balance        Rate        (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            278         $48,795,406                65.29          7.753          356             84.44
2-4 Family                         102          19,862,714                26.58          7.809          356             82.09
Condo                               37           6,076,387                 8.13          7.484          352             85.23
Total:                             417         $74,734,507               100.00          7.746          356             83.88



5. Documentation Type

                                                                       % of Mortgage        Weighted     Weighted
                                                                        Loan Pool by        Average       Average      Weighted
                                    Number of        Aggregate           Aggregate           Gross       Remaining      Average
Documentation                       Mortgage       Cut-off Date         Cut-off Date        Interest        Term       Combined
Type                                  Loans      Principal Balance   Principal Balance        Rate        (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     293         $51,606,379                69.05          7.586          355             87.24
Stated Documentation                   115          20,731,165                27.74          8.112          356             76.44
EASY                                     9           2,396,964                 3.21          8.022          354             75.83
Total:                                 417         $74,734,507               100.00          7.746          356             83.88



6. Fico Distribution

                                                                       % of Mortgage        Weighted     Weighted
                                                                        Loan Pool by        Average       Average        Weighted
                                    Number of        Aggregate           Aggregate           Gross       Remaining        Average
Fico                                Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Distribution                          Loans      Principal Balance   Principal Balance        Rate        (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                8          $1,705,894                 2.28          9.691          357             74.60
520 - 539                               12           1,760,288                 2.36          8.910          357             74.57
540 - 559                               17           2,044,471                 2.74          8.769          352             77.01
560 - 579                               14           1,558,801                 2.09          8.678          356             77.43
580 - 599                               40           7,656,605                10.25          8.007          356             76.82
600 - 619                               38           6,497,474                 8.69          7.934          356             85.87
620 - 639                               65          11,700,739                15.66          7.759          356             84.28
640 - 659                               54          11,432,954                15.30          7.548          356             86.93
660 - 679                               50           7,970,415                10.66          7.570          356             84.88
680 - 699                               34           5,351,203                 7.16          7.286          356             85.56
700 - 719                               29           5,178,651                 6.93          7.450          356             87.69
720 - 739                               24           4,925,085                 6.59          7.393          351             85.98
740 - 759                               18           3,326,269                 4.45          7.294          356             87.09
760 >=                                  14           3,625,657                 4.85          7.360          357             83.90
Total:                                 417         $74,734,507               100.00          7.746          356             83.88

Minimum: 503
Maximum: 817
Weighted Average: 651.2



7. Combined Original Loan-to-Value Ratio (%)

                                                                  % of Mortgage        Weighted     Weighted
Combined                                                           Loan Pool by        Average       Average        Weighted
Original                       Number of        Aggregate           Aggregate           Gross       Remaining        Average
Loan-to-Value                  Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Ratio (%)                        Loans      Principal Balance   Principal Balance        Rate        (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00                             1             $50,345                 0.07         10.990          357             12.00
30.01 - 40.00                        1              77,850                 0.10          8.250          357             33.33
40.01 - 50.00                        2             514,127                 0.69          8.874          357             45.63
50.01 - 60.00                        6           1,488,253                 1.99          7.829          356             56.47
60.01 - 70.00                       19           3,985,636                 5.33          8.277          357             67.44
70.01 - 80.00                      124          22,651,560                30.31          7.905          356             79.22
80.01 - 90.00                      246          45,754,928                61.22          7.580          356             89.05
90.01 - 100.00                      18             211,808                 0.28         12.266          136             95.00
Total:                             417         $74,734,507               100.00          7.746          356             83.88

Minimum: 12.00
Maximum: 95.00
Weighted Average by Original Balance: 83.88
Weighted Average by Current Balance: 83.88



8. Current Principal Balance ($)

                                                                 % of Mortgage        Weighted     Weighted
                                                                  Loan Pool by        Average       Average        Weighted
Current                       Number of        Aggregate           Aggregate           Gross       Remaining        Average
Principal                     Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Balance ($)                     Loans      Principal Balance   Principal Balance        Rate        (months)   Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                       21            $241,221                 0.32         12.253          138             93.72
$25,001 - $50,000                   2              57,412                 0.08         12.366          177             90.37
$50,001 - $75,000                  68           4,180,820                 5.59          8.998          354             83.10
$75,001 - $100,000                 54           4,603,840                 6.16          8.072          357             82.59
$100,001 - $150,000                74           9,233,202                12.35          8.064          357             85.39
$150,001 - $200,000                65          11,264,931                15.07          7.651          357             84.68
$200,001 - $250,000                36           8,018,425                10.73          7.622          357             82.57
$250,001 - $300,000                23           6,110,041                 8.18          7.475          357             82.07
$300,001 - $350,000                26           8,465,852                11.33          7.315          355             86.13
$350,001 - $400,000                11           4,124,347                 5.52          7.726          357             81.12
$400,001 - $450,000                16           6,858,335                 9.18          7.415          357             85.13
$450,001 - $500,000                 4           1,878,051                 2.51          7.622          357             85.04
$500,001 - $550,000                 8           4,177,648                 5.59          7.493          357             84.35
$550,001 - $600,000                 5           2,834,992                 3.79          7.715          357             83.90
$600,001 - $650,000                 1             618,555                 0.83          7.300          357             80.00
$650,001 - $700,000                 2           1,319,128                 1.77          8.210          356             90.00
$700,001 - $750,000                 1             747,708                 1.00          7.400          356             55.56
Total:                            417         $74,734,507               100.00          7.746          356             83.88

Minimum: 5,115.64
Maximum: 747,707.51
Average: 179,219.44



9. Geographical Distribution

                                                               % of Mortgage        Weighted     Weighted
                                                                Loan Pool by        Average       Average        Weighted
                            Number of        Aggregate           Aggregate           Gross       Remaining        Average
Geographical                Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Distribution                  Loans      Principal Balance   Principal Balance        Rate        (months)     Original LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Arizona                            4            $522,600                 0.70          8.051          357           79.84
Arkansas                           1             114,097                 0.15          8.650          357           90.00
California                        55          13,390,076                17.92          7.428          354           83.10
Colorado                           1             206,536                 0.28          7.500          357           90.00
Connecticut                        8           1,635,866                 2.19          7.473          355           88.12
Delaware                           2             249,513                 0.33          8.194          357           87.92
District of Columbia               6           1,056,609                 1.41          7.604          357           84.27
Florida                           54           8,853,896                11.85          7.744          356           83.61
Georgia                           27           4,539,757                 6.07          7.836          357           86.02
Hawaii                             8           1,750,357                 2.34          7.103          356           85.57
Idaho                              1             170,358                 0.23          6.350          356           90.00
Illinois                          34           4,457,555                 5.96          7.835          356           84.97
Indiana                            2             134,784                 0.18          8.143          357           82.93
Kansas                             2             562,662                 0.75          7.849          357           90.00
Kentucky                           3             212,873                 0.28          8.097          357           84.94
Maine                              1             159,704                 0.21          8.450          357           68.38
Maryland                          19           3,202,814                 4.29          7.759          357           85.32
Massachusetts                      7           1,831,419                 2.45          8.372          356           76.45
Michigan                          25           1,851,140                 2.48          8.796          357           82.75
Minnesota                         10           1,588,121                 2.13          7.810          353           88.01
Missouri                           9             684,615                 0.92          8.634          357           85.23
Nevada                             4             781,415                 1.05          8.010          357           83.06
New Hampshire                      2             295,669                 0.40          7.672          357           90.00
New Jersey                        26           7,075,116                 9.47          7.850          356           83.41
New Mexico                         1             116,664                 0.16          7.600          357           90.00
New York                          36          10,550,392                14.12          7.567          356           82.42
North Carolina                     5             275,263                 0.37          9.286          316           81.81
Ohio                               7             592,125                 0.79          8.075          354           83.86
Oklahoma                           1             108,688                 0.15          8.200          357           90.00
Oregon                             1             190,944                 0.26          6.990          357           90.00
Pennsylvania                      11           1,449,742                 1.94          8.032          357           83.42
Rhode Island                       2             458,179                 0.61          8.093          357           74.47
South Carolina                     5             493,063                 0.66          8.426          357           88.02
Tennessee                          2             115,021                 0.15          9.310          357           78.92
Texas                              5             470,305                 0.63          7.669          353           89.13
Utah                               2             176,024                 0.24          7.471          357           89.79
Vermont                            1             152,559                 0.20          7.700          356           78.87
Virginia                          15           2,759,395                 3.69          7.796          357           85.18
Washington                         6             981,234                 1.31          7.558          353           83.23
West Virginia                      1              55,438                 0.07          9.650          354           80.00
Wisconsin                          5             461,918                 0.62          8.533          352           88.50
Total:                           417         $74,734,507               100.00          7.746          356           83.88
Number of States Represented: 41



10. Back Debt to Income Ratio

                                                                     % of Mortgage        Weighted    Weighted
                                                                      Loan Pool by        Average       Average        Weighted
                                  Number of        Aggregate           Aggregate           Gross       Remaining        Average
                                  Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Back Debt to Income Ratio           Loans      Principal Balance   Principal Balance        Rate        (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.0000 - 9.9999                         7          $1,542,879                 2.06          8.332          357             87.83
10.0000 - 19.9999                      21           2,740,309                 3.67          7.948          354             83.53
20.0000 - 24.9999                      25           3,736,736                 5.00          7.741          353             82.51
25.0000 - 29.9999                      40           6,840,720                 9.15          7.825          355             81.82
30.0000 - 34.9999                      33           6,066,271                 8.12          7.916          356             83.21
35.0000 - 39.9999                      42           7,822,366                10.47          7.704          357             84.06
40.0000 - 44.9999                      66          10,823,425                14.48          7.782          356             82.28
45.0000 - 49.9999                      91          16,547,230                22.14          7.792          355             85.62
50.0000 - 54.9999                      92          18,614,570                24.91          7.539          356             84.16
Total:                                417         $74,734,507               100.00          7.746          356             83.88

Non-Zero Minimum: 7.51
Maximum: 54.99
Non-Zero Weighted Average: 40.77



11. Zip Codes

                                                          % of Mortgage        Weighted     Weighted
                                                           Loan Pool by        Average       Average        Weighted
                       Number of        Aggregate           Aggregate           Gross       Remaining        Average
                       Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Zip Codes                Loans      Principal Balance   Principal Balance        Rate        (months)     Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
07670                        2            $929,340                 1.24          7.343          357           89.98
33019                        2             849,891                 1.14          6.998          357           88.08
30315                        5             840,529                 1.12          7.140          357           90.00
33904                        2             833,016                 1.11          7.409          356           59.09
11967                        2             746,928                 1.00          6.958          357           90.00
Other                      404          70,534,804                94.38          7.780          356           83.90
Total:                     417         $74,734,507               100.00          7.746          356           83.88



12. Top 5 Cities

                                                          % of Mortgage        Weighted     Weighted
                                                           Loan Pool by        Average       Average        Weighted
                       Number of        Aggregate           Aggregate           Gross       Remaining        Average
                       Mortgage       Cut-off Date         Cut-off Date        Interest        Term         Combined
Top 5 Cities             Loans      Principal Balance   Principal Balance        Rate        (months)    Original LTV (%)
--------------------------------------------------------------------------------------------------------------------------
ATLANTA                     14          $2,492,967                 3.34          8.197          357             86.19
CHICAGO                     10           1,687,821                 2.26          7.764          357             86.40
BROOKLYN                     4           1,560,397                 2.09          7.334          357             73.01
STATEN ISLAND                4           1,375,423                 1.84          7.569          357             81.36
CAPE CORAL                   4           1,261,484                 1.69          7.394          356             64.96
Other                      381          66,356,416                88.79          7.748          355             84.39
Total:                     417         $74,734,507               100.00          7.746          356             83.88



600k($)>13. Original Principal Balance > 600k ($)

                                                                                                                 Pct
Original                                      % of        Weighted      Weighted      Weighted       Pct         Cash       Pct
Principal                   Current          Current      Average       Average       Average       Owner        -out      Full
Balance > 600k ($)          Balance          Balance       Coupon         Fico          OLTV         Occ         Refi       Doc
-------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000         618,554.62         23.03         7.300        629           80.00        0.00      100.00      0.00
$650,001 - $700,000       1,319,127.61         49.12         8.210        622           90.00        0.00        0.00     49.29
$700,001 - $750,000         747,707.51         27.84         7.400        593           55.56        0.00      100.00      0.00
Total:                    2,685,389.74        100.00         7.775        616           78.11        0.00       50.88     24.21



14. Product Types

                       Number of        Aggregate            Averagae                       Weighted
Product                Mortgage       Cut-off Date         Cut-off Date     % of Interest    Average    % of Owner
Types                    Loans      Principal Balance   Principal Balance        Only          Fico      Occupied      % of Purchase
------------------------------------------------------------------------------------------------------------------------------------
30 Fixed                    42          $8,104,450             $192,963           0.00          655           0.00           37.91
15 Fixed                     8             209,754               26,219           0.00          648           0.00           60.82
Other                      367          66,420,303              180,982           0.00          651           0.00           57.13
Total:                     417         $74,734,507             $179,219           0.00          651           0.00           55.06

                       Weighted                             Weighted
Product                 Average   % of Full    % of 2nd      Average
Types                     DTI        Doc        Liens      Initial Cap
----------------------------------------------------------------------
30 Fixed                 40.59     66.58        0.00           0.000
15 Fixed                 30.40     60.82       73.50           0.000
Other                    40.83     69.38        0.22           2.012
Total:                   40.77     69.05        0.40           2.012


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

All averages are weighted averages.  Stdevs are stdev of mean.

                                      Originator/             Originator/        Originator/
                                        Source 1                Source 2           Source 3         Aggregate
---------------------------------------------------------------------------------------------------------------
Description (expected bbg ticker)      SABR 2005-FR3
Originator                          Fremont Investment & Loan
Dealer Shelf                        Securitized Asset Backed Receivables
Dealer                              Barclays Capital Inc.
Largest Servicer                         Countrywide
FICO avg                                         630                                                     630
FICO stdev                                     57.07                                                   57.07
FICO < 500 %                                    0.00                                                    0.00
FICO < 560 %                                   12.91                                                   12.91
10th Percentile FICO                             553                                                     553
90th Percentile FICO                             699                                                     699
CLTV avg                                       82.21                                                   82.21
CLTV >80%                                      38.60                                                   38.60
SS CLTV (incl. silent second LTVs)             89.73                                                   89.73
% With Silent 2nds                             44.23                                                   44.23
10th Percentile CLTV                           75.00                                                   75.00
90th Percentile CLTV                          100.00                                                  100.00
Full Doc %                                     61.40                                                   61.40
Loan Bal avg                              203,125.92                                              203,125.92
DTI Avg                                        42.33                                                   42.33
DTI >45%                                       48.79                                                   48.79
Purch %                                        54.23                                                   54.23
Cash Out %                                     45.15                                                   45.15
Fxd %                                          14.41                                                   14.41
3 yr ARM >= %                                   3.58                                                    3.58
WAC avg                                        7.315                                                   7.315
WAC stdev                                       1.61                                                   1.608
1st Lien %                                     94.51                                                   94.51
MI %                                           68.13                                                   68.13
MI Insurer                                    Radian                                                  Radian
CA %                                           28.12                                                   28.12
Sng Fam %                                      81.15                                                   81.15
Invt Prop %                                     6.43                                                    6.43
MH %                                            0.00                                                    0.00
IO %                                           23.44                                                   23.44
2yr IO%                                         0.00                                                    0.00
IO non-Full Doc %                               4.40                                                    4.40
2-4 Fam %                                      12.32                                                   12.32
Prim Occ %                                     92.34                                                   92.34
<$100K Bal %                                    7.34                                                    7.34
2-yr Prepay Penalty %                          55.04                                                   55.04
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B FF/LS
Fitch single-B FF/LS
---------------------------------------------------------------------------------------------------------------



Originator/
Source               WA LTV       WA CLTV       WA SS CLTV         FICO       WAC       % Bal.        Purch         Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
Fremont              77.79         82.21          89.73            630       7.315       100.00        54.23            6.43
Name 2
Name 3
Name 4
-------------------------------------------------------------------------------------------------------------------------------
Total:               77.79         82.21          89.73            630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

Originator/
Source                 1st Lien     % with S.2nd       CA%          Full Doc      IO%         DTI %     DTI% > 45      MI %
-------------------------------------------------------------------------------------------------------------------------------
Fremont                  94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
Name 2
Name 3
Name 4
-------------------------------------------------------------------------------------------------------------------------------
Total:                   94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



Documentation        WALTV        WACLTV       WA SS CLTV       WAFICO      WAC       % Bal.        Purch %       Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
Full                 78.68         83.29          90.38          621       7.186        61.40        53.04            7.23
Non-Full             76.37         80.49          88.70          644       7.521        38.60        56.11            5.15
-------------------------------------------------------------------------------------------------------------------------------
Total                77.79         82.21          89.73          630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

Documentation        1st Lien %     % with S.2nd        CA%          Full Doc       IO%        DTI %     DTI% > 45      MI %
-------------------------------------------------------------------------------------------------------------------------------
Full                      94.30         45.21          27.45          100.00       31.02       41.89       48.36        66.15
Non-Full                  94.84         42.67          29.19            0.00       11.39       43.04       49.48        71.28
-------------------------------------------------------------------------------------------------------------------------------
Total                     94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



Interest Only        WALTV        WACLTV       WA SS CLTV      WAFICO       WAC        % Bal.      Purch %        Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
2-yr IO               0.00          0.00           0.00            0       0.000         0.00         0.00            0.00
Other IO             81.41         81.41          95.92          650       6.496        23.44        70.81            0.00
Non-IO               76.68         82.46          87.84          624       7.566        76.56        49.15            8.40
-------------------------------------------------------------------------------------------------------------------------------
Total                77.79         82.21          89.73          630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

Interest Only          1st Lien %    % with S.2nd       CA%         Full Doc %     IO%         DTI %     DTI% > 45       MI %
-------------------------------------------------------------------------------------------------------------------------------
2-yr IO                    0.00          0.00           0.00            0.00        0.00        0.00        0.00         0.00
Other IO                 100.00         75.99          48.71           81.24      100.00       42.19       47.95        67.68
Non-IO                    92.82         34.50          21.82           55.32        0.00       42.38       49.05        68.27
-------------------------------------------------------------------------------------------------------------------------------
Total                     94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



FICO                 WALTV        WACLTV       WA SS CLTV      WAFICO       WAC       % Bal.        Purch %       Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
0-600                78.20         80.25          83.33          562       7.814        30.51        36.36            4.23
601-640              77.94         82.88          89.82          622       7.247        26.65        50.74            6.09
641-680              76.89         83.29          94.03          659       7.058        24.55        66.54            6.60
681-700              77.56         82.51          93.61          690       6.912         7.21        66.16            5.93
700>                 78.40         83.43          95.11          732       6.939        11.08        76.75           13.24
-------------------------------------------------------------------------------------------------------------------------------
Total                77.79         82.21          89.73          630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

FICO                   1st Lien %    % with S.2nd       CA%         Full Doc %      IO%        DTI %     DTI% > 45      MI %
-------------------------------------------------------------------------------------------------------------------------------
0-600                     97.51         25.73          26.12           74.09       12.78       42.84       50.71        60.20
601-640                   93.86         39.56          25.92           65.56       24.56       41.86       47.60        66.43
641-680                   92.02         57.73          31.31           51.72       30.17       42.21       47.36        74.21
681-700                   93.82         60.38          35.44           48.00       30.49       42.23       48.45        80.11
700>                      93.72         65.97          27.11           46.58       30.61       42.40       49.76        72.78
-------------------------------------------------------------------------------------------------------------------------------
Total                     94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



Low Balance          WALTV        WACLTV        WA SS CLTV     WAFICO       WAC        % Bal.       Purch %       Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
<80,000              37.56         93.11          94.68          634       9.640         4.53        70.66           11.33
80,000-100,000       64.79         85.43          89.89          619       8.502         2.81        60.92            9.53
100,000>=            80.15         81.58          89.49          630       7.166        92.66        53.22            6.10
-------------------------------------------------------------------------------------------------------------------------------
Total                77.79         82.21          89.73          630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

Low Balance            1st Lien %    % with S.2nds      CA%          Full Doc %     IO%        DTI %     DTI% > 45    % with MI
-------------------------------------------------------------------------------------------------------------------------------
<80,000                   31.46         10.44          12.92           71.84        0.95       41.00       42.19        11.39
80,000-100,000            74.21         29.25          12.93           70.18        4.29       40.75       41.74        41.84
100,000>=                 98.20         46.34          29.33           60.62       25.12       42.45       49.33        71.70
-------------------------------------------------------------------------------------------------------------------------------
Total                     94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



Lien Position        WALTV        WACLTV       WA SS CLTV      WAFICO      WAC         % Bal.       Purch %        Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
1st Lien             81.22         81.22          89.18          629       7.156        94.51        52.74            6.78
2nd Lien             18.79         99.32          99.32          651      10.050         5.49        79.83            0.47
-------------------------------------------------------------------------------------------------------------------------------
Total                77.79         82.21          89.73          630       7.315       100.00        54.23            6.43
-------------------------------------------------------------------------------------------------------------------------------

Lien Position        1st Lien %    % with S.2nd        CA%         Full Doc %      IO%        DTI %     DTI% > 45       MI %
-------------------------------------------------------------------------------------------------------------------------------
1st Lien                100.00         46.80          27.91           61.26       24.80       42.32       48.75        72.09
2nd Lien                  0.00          0.00          31.68           63.72        0.00       42.52       49.44         0.00
-------------------------------------------------------------------------------------------------------------------------------
Total                    94.51         44.23          28.12           61.40       23.44       42.33       48.79        68.13
-------------------------------------------------------------------------------------------------------------------------------



CLTV              WA SS CLTV       WAFICO          WAC        % Bal.     Purch %    Invt Prop %    1st Lien %     % with S.2nds
-------------------------------------------------------------------------------------------------------------------------------
80-85%               86.06           604          7.176        10.69       24.59         6.43        99.93           15.41
85-90%               92.22           622          7.439        18.54       50.72        17.52        99.38           37.92
90-95%               94.83           641          8.070         2.31       36.10         0.79        82.49            0.00
95-100%              99.94           655          9.424         7.06       77.10         0.00        29.67            0.00
-------------------------------------------------------------------------------------------------------------------------------

CLTV              CA%        Full Doc %        IO%         DTI %     DTI% > 45      % with MI
------------------------------------------------------------------------------------------------
80-85%           25.85         74.03          16.21        42.34       51.66          63.69
85-90%           22.71         82.34          11.89        42.81       50.31          77.95
90-95%           24.97         65.46          13.96        43.20       57.06          60.68
95-100%          25.68         59.76           6.52        41.94       47.45           0.00
------------------------------------------------------------------------------------------------



SSCLTV               WAFICO         WAC          % Bal.    Purch %    Invt Prop %   1st Lien %   % with S.2nds        CA%
-------------------------------------------------------------------------------------------------------------------------------
80-85%                 602         7.186           9.16        17.98        3.78        99.92         1.27           26.40
85-90%                 627         7.282          13.24        37.92       14.77        99.13        13.07           30.77
90-95%                 627         7.621           9.18        58.54       15.26        95.60        74.88           17.40
95-100%                658         7.214          42.41        85.04        0.93        88.29        83.34           30.48
-------------------------------------------------------------------------------------------------------------------------------

SSCLTV              Full Doc %           IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------
80-85%                   69.63         13.97          42.50           50.46       62.85
85-90%                   72.51         12.21          43.26           53.34       75.45
90-95%                   78.91          9.66          41.53           46.52       74.47
95-100%                  58.64         41.00          42.52           49.49       70.98
------------------------------------------------------------------------------------------------



Coupon-ARM           WALTV       WACLTV     WA SS CLTV         WAFICO            WAC       % Bal.      Purch %     Invt Prop %
-------------------------------------------------------------------------------------------------------------------------------
<8%                  81.30        81.30        90.82             637            6.869       83.81        57.40         5.70
8-9%                 83.30        83.30        85.90             585            8.426       13.58        44.83        10.63
9-10%                78.06        78.06        79.75             552            9.455        1.86        40.10        17.27
10-11%               69.51        69.51        70.38             544           10.588        0.58        31.86        14.76
11-12%               67.33        67.33        67.71             561           11.581        0.15        39.45         0.00
12-13%               66.99        66.99        66.99             503           12.282        0.02        64.22         0.00
13-14%
-------------------------------------------------------------------------------------------------------------------------------

Coupon-ARM             1st Lien %     % with S.2nds      CA%        Full Doc %         IO%         DTI %     DTI% > 45    % with MI
-----------------------------------------------------------------------------------------------------------------------------------
<8%                       100.00          54.22         31.66          61.36          32.27        42.50       49.67       75.86
8-9%                      100.00          24.48         14.16          53.21           2.46        41.86       44.64       52.11
9-10%                     100.00          14.36          6.66          55.36           0.32        42.00       44.02       19.26
10-11%                    100.00           5.48         19.43          38.52           0.00        41.95       44.83        5.69
11-12%                    100.00          11.85         16.04          58.42           0.00        38.69       16.19        0.00
12-13%                    100.00           0.00          0.00         100.00           0.00        38.29       35.78        0.00
13-14%
>14%
-----------------------------------------------------------------------------------------------------------------------------------



Coupon-fixed rate    WALTV       WACLTV     WA SS CLTV         WAFICO            WAC        % Bal.      Purch %     Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
<8%                  79.48        79.71        84.12             646             6.891       54.11        30.76         6.52
8-9%                 53.73        86.71        87.31             633             8.641       10.37        30.33         9.32
9-10%                23.80        98.07        98.24             665             9.566       18.98        80.52         2.21
10-11%               20.14        99.17        99.21             623            10.598       10.67        82.45         1.42
11-12%               18.00        97.36        97.36             607            11.314        4.90        82.78         0.88
12-13%               11.52        88.10        88.10             601            12.338        0.92        57.51        13.28
13-14%               4.99         90.42        90.42             621            13.333        0.06        50.23        21.94
>14%
-----------------------------------------------------------------------------------------------------------------------------------

Coupon-fixed rate      1st Lien %     % with S.2nds      CA%       Full Doc %          IO%        DTI %     DTI% > 45    % with MI
-----------------------------------------------------------------------------------------------------------------------------------
<8%                       99.71           26.60         22.13          76.25           0.00        41.96       49.00      85.00
8-9%                      58.89            6.64         20.13          68.43           0.00        41.02       46.51      37.35
9-10%                      7.17            1.53         32.05          51.13           0.00        42.46       48.63       4.90
10-11%                     1.82            0.40         31.98          73.43           0.00        42.55       49.65       0.00
11-12%                     2.68            0.00         19.94          58.64           0.00        42.05       51.27       0.00
12-13%                    13.16            0.00          2.61          87.25           0.00        36.30       35.51       0.00
13-14%                     0.00            0.00          0.00         100.00           0.00        43.92       47.33       0.00
>14%
-----------------------------------------------------------------------------------------------------------------------------------



Top 20 Cities            % of Total Bal        # of Loans       Loan Bal      Avg Loan Bal      WA LTV    % with 2nd       WAFICO
------------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                        2.51                84       29,125,926.86     346,737.22       76.61        44.83          659
CHICAGO                         1.71               115       19,874,364.41     172,820.56       78.60        42.74          634
MIAMI                           1.51               107       17,554,407.22     164,059.88       77.91        53.81          641
LAS VEGAS                       1.26                77       14,642,490.52     190,162.21       76.71        45.76          625
LOS ANGELES                     1.12                46       13,068,137.93     284,089.96       76.90        38.01          633
SAN JOSE                        0.88                25       10,203,363.80     408,134.55       77.20        64.47          648
JAMAICA                         0.72                26        8,419,785.63     323,837.91       78.68        71.50          654
BRONX                           0.65                24        7,552,314.93     314,679.79       84.00        28.64          640
ATLANTA                         0.62                49        7,237,385.09     147,701.74       82.57        49.85          627
WASHINGTON                      0.62                34        7,165,553.74     210,751.58       76.06        35.25          624
SAN DIEGO                       0.61                22        7,126,265.16     323,921.14       73.31        35.16          628
ANTIOCH                         0.56                21        6,512,016.24     310,096.01       74.74        55.61          618
SACRAMENTO                      0.55                31        6,407,056.51     206,679.24       72.77        66.90          640
STOCKTON                        0.55                28        6,359,783.45     227,135.12       77.08        42.51          622
FONTANA                         0.54                25        6,268,253.07     250,730.12       78.62        36.09          646
RICHMOND                        0.53                34        6,212,403.16     182,717.74       80.40        41.99          617
WOODBRIDGE                      0.53                23        6,154,027.74     267,566.42       77.01        44.41          614
CORONA                          0.53                17        6,114,623.30     359,683.72       77.01        35.06          621
ORLANDO                         0.51                41        5,948,314.90     145,080.85       79.51        35.95          609
TAMPA                           0.46                37        5,351,477.22     144,634.52       76.34        37.98          639
------------------------------------------------------------------------------------------------------------------------------------



Top 10 States            % of Total Bal        # of Loans       Loan Bal      Avg Loan Bal      WA LTV   % with 2nd       WAFICO
------------------------------------------------------------------------------------------------------------------------------------
California-Southern            16.86               695      196,022,687.55     282,047.03       76.62        44.22          633
New York                       12.10               490      140,698,955.78     287,140.73       77.14        45.05          643
California-Northern            11.26               420      130,889,907.15     311,642.64       76.31        47.65          634
Florida                        11.00               732      127,821,505.60     174,619.54       78.13        38.23          624
New Jersey                      7.32               359       85,064,609.12     236,948.77       79.23        31.31          629
Maryland                        4.82               285       56,000,219.42     196,492.00       78.95        38.73          618
Illinois                        4.30               326       49,979,335.79     153,310.85       79.68        43.08          628
Virginia                        3.93               196       45,634,806.06     232,830.64       77.84        43.47          622
Massachusetts                   3.64               194       42,259,340.16     217,831.65       76.49        42.29          632
Georgia                         2.89               282       33,653,124.54     119,337.32       78.20        61.61          620
------------------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAY
       CAPITAL

                                                Deal Name                                Data
MI Data                             MI Flag                             Y/N                Y
-------
                                    % of Pool Covered                    %                   68.128
                                    Effective LTV                        %                   67.307

WA DTI

DTI Distribution                    DTI <10.00                           %                    0.745
----------------
                                    DTI 10.00-19.99                      %                    2.117
                                    DTI 20.00-29.99                      %                    7.572
                                    DTI 30.00-39.99                      %                   20.596
                                    DTI 40.00-49.99                      %                   56.713
                                    DTI 50.00-59.99                      %                   12.257
                                    DTI 60.00-69.99                      %                    0.000


Geographic Distribution             AK                                   %                    0.047
-----------------------
                                    AL                                   %                    0.000
                                    AR                                   %                    0.090
                                    AZ                                   %                    1.941
                                    CA                                   %                   28.122
                                    CO                                   %                    1.119
                                    CT                                   %                    1.568
                                    DC                                   %                    0.584
                                    DE                                   %                    0.271
                                    FL                                   %                   10.995
                                    GA                                   %                    2.895
                                    HI                                   %                    1.941
                                    IA                                   %                    0.056
                                    ID                                   %                    0.203
                                    IL                                   %                    4.299
                                    IN                                   %                    0.332
                                    KS                                   %                    0.134
                                    KY                                   %                    0.067
                                    LA                                   %                    0.000
                                    MA                                   %                    3.635
                                    MD                                   %                    4.817
                                    ME                                   %                    0.090
                                    MI                                   %                    1.371
                                    MN                                   %                    1.582
                                    MO                                   %                    0.348
                                    MS                                   %                    0.000
                                    MT                                   %                    0.000
                                    NC                                   %                    0.822
                                    ND                                   %                    0.000
                                    NE                                   %                    0.015
                                    NH                                   %                    0.540
                                    NJ                                   %                    7.317
                                    NM                                   %                    0.088
                                    NV                                   %                    1.867
                                    NY                                   %                   12.103
                                    OH                                   %                    0.615
                                    OK                                   %                    0.055
                                    OR                                   %                    0.385
                                    PA                                   %                    1.225
                                    RI                                   %                    0.286
                                    SC                                   %                    0.440
                                    SD                                   %                    0.000
                                    TN                                   %                    0.410
                                    TX                                   %                    1.172
                                    UT                                   %                    0.274
                                    VA                                   %                    3.926
                                    VT                                   %                    0.041
                                    WA                                   %                    1.261
                                    WI                                   %                    0.579
                                    WV                                   %                    0.062
                                    WY                                   %                    0.010


Please populate column D (&E) with the corresponding pool characteristics in Column B.
-  For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag, Y or N.

     Balance         # of loans    WAC    WA FICO   WA LTV   Owner Occ %   Cashout Refi%   Full Doc%
<= 500,000.00             5,413   7.387       628    82.36         92.34           46.08       62.97
500,000 - 550,000            90   6.897       650    83.39         87.75           42.32       61.24
550,000 - 600,000            70   7.005       632    81.86         91.43           40.21       55.59
 $600,001-650,000            41   6.927       647    83.06         97.58           38.89       56.43
 $650,001-700,000            39   7.112       626    80.13         87.23           36.24       43.46
 $700,001-750,000            61   7.057       637    79.58         96.65           41.14       40.97
 $751,001-800,000             3   6.106       652    78.35        100.00            0.00       66.57
 $800,001-850,000             2   5.996       692    76.16        100.00          100.00      100.00
 $850,001-900,000             1   5.900       675    80.00        100.00          100.00      100.00
 $900,001-950,000             1   5.950       632    80.00        100.00            0.00      100.00
$950,001-1,000,000            2   5.953       644    75.67        100.00           49.43      100.00
>$1,000,000

Please populate appropriate loan characteristics for each loan bucket.

Percentage by range                           Loans without MI
                                                    FICOs

                            <450   451-500    501-550    551-600    601-650    651-700    701-750     >750
                      <20     --        --       0.00%        --       0.01%        --       0.00%      --
                    20-30     --        --       0.02%      0.02%      0.01%      0.01%      0.01%      --
                    30-40     --        --       0.06%      0.07%      0.05%      0.03%      0.02%      --
                    40-50     --      0.01%      0.14%      0.18%      0.09%      0.04%      0.00%    0.01%
         LTVs       50-60     --      0.03%      0.48%      0.69%      0.53%      0.22%      0.00%    0.03%
                    60-70     --        --       0.93%      0.64%      0.43%      0.12%      0.00%    0.05%
                    70-80     --      0.01%      1.83%      2.13%      3.60%      2.25%      1.03%    0.19%
                    80-90     --        --       1.90%      2.17%      2.69%      0.63%      0.44%    0.15%
                   90-100     --        --       0.01%      0.85%      3.17%      2.85%      0.89%    0.20%
                     >100     --        --         --         --         --         --         --       --


                                                Loans with MI
                                                    FICOs

                            <450   451-500    501-550    551-600    601-650    651-700    701-750     >750
                      <20     --        --         --         --         --         --         --       --
                    20-30     --        --         --         --         --         --         --       --
                    30-40     --        --         --         --         --         --         --       --
                    40-50     --        --         --         --         --         --         --       --
         LTVs       50-60     --        --         --         --         --         --         --       --
                    60-70     --      0.03%      0.61%      0.92%      1.08%      0.27%      0.07%    0.07%
                    70-80     --      0.05%      2.66%      5.61%     14.20%     13.82%      4.79%    1.30%
                    80-90     --        --       0.64%      7.39%      7.83%      3.89%      1.22%    0.30%
                   90-100     --        --         --       0.46%      0.20%      0.41%      0.24%    0.09%
                     >100     --        --         --         --         --         --         --       --


      Loan Count                              Loans without MI
                                                    FICOs

                            <450   451-500    501-550    551-600    601-650    651-700    701-750     >750
                      <20     --        --          1         --          1         --         --       --
                    20-30     --        --          3          2          1          1          1       --
                    30-40     --        --          4          4          5          3          2       --
                    40-50     --         1         11         12          8          3         --        1
         LTVs       50-60     --         1         27         32         30         15         --        1
                    60-70     --        --         46         34         21          5         --        1
                    70-80     --         1        100        110        132         52         22        5
                    80-90     --        --         96        151        111         28         19        6
                   90-100     --        --          5        294        493        407        110       27
                     >100     --        --         --         --         --         --         --       --
                     #


                                                Loans with MI
                                                    FICOs

                            <450   451-500    501-550    551-600    601-650    651-700    701-750     >750
                      <20     --        --         --         --         --         --         --       --
                    20-30     --        --         --         --         --         --         --       --
                    30-40     --        --         --         --         --         --         --       --
                    40-50     --        --         --         --         --         --         --       --
         LTVs       50-60     --        --         --         --         --         --         --       --
                    60-70     --         1         32         46         52         14          5        3
                    70-80     --         2        147        275        685        618        207       60
                    80-90     --        --         33        410        373        179         58       16
                   90-100     --        --         --         18         11         18         11        3
                     >100     --        --         --         --         --         --         --       --


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

      ------------------------------------------------------------------------------------------------------------------
          Product Type       WA IO Term   Number of Loans     Loan Balance   Avg. Loan Balance   % of Total IO   WA FICO
      2/28 ARM 24 Month IO          n/a                 0                0                   0             n/a       n/a
      2/28 ARM 60 Month IO           60               885   260,521,716.21          294,374.82          95.606       649
      3/27 ARM 36 Month IO          n/a                 0                0                   0             n/a       n/a
      3/27 ARM 60 Month IO           60                42    11,974,003.14          285,095.31           4.394       670
      5/25 ARM 60 Month IO          n/a                 0                0                   0             n/a       n/a
          30 Fixed IO               n/a                 0                0                   0             n/a       n/a
          15 Fixed IO               n/a                 0                0                   0             n/a       n/a
            Other IO                n/a                 0                0                   0             n/a       n/a
      ------------------------------------------------------------------------------------------------------------------
            Totals:                  60               927   272,495,719.35          293,954.39         100.000       650
      ------------------------------------------------------------------------------------------------------------------


      -----------------------------------------------------------------------------------
          Product Type       WA LTV   % Owner Occupied   % Purchase   WA DTI   % Full Doc
      2/28 ARM 24 Month IO      n/a                n/a          n/a      n/a          n/a
      2/28 ARM 60 Month IO    81.49             99.885       72.443    42.30       81.334
      3/27 ARM 36 Month IO      n/a                n/a          n/a      n/a          n/a
      3/27 ARM 60 Month IO    79.73            100.000       35.201    39.86       79.255
      5/25 ARM 60 Month IO      n/a                n/a          n/a      n/a          n/a
          30 Fixed IO           n/a                n/a          n/a      n/a          n/a
          15 Fixed IO           n/a                n/a          n/a      n/a          n/a
            Other IO            n/a                n/a          n/a      n/a          n/a
      -----------------------------------------------------------------------------------
            Totals:           81.41              99.89       70.806    42.19       81.243
      -----------------------------------------------------------------------------------


Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Column F, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

      ---------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Caps
      ---------------------------------------------------------------------------------------------------------------
          Product Type        1.00%   1.50%             2.00%   2.50%           3.00%   3.50%   4.00%   4.50%   5.00%
      2/28 ARM 24 Month IO      --      --                --      --              --      --      --      --      --
      2/28 ARM 36 Month IO      --      --                --      --              --      --      --      --      --
      2/28 ARM 60 Month IO      --      --    254,742,014.21      --    5,779,702.00      --      --      --      --
      2/28 ARM 120 Month IO     --      --                --      --              --      --      --      --      --
      3/27 ARM 24 Month IO      --      --                --      --              --      --      --      --      --
      3/27 ARM 36 Month IO      --      --                --      --              --      --      --      --      --
      3/27 ARM 60 Month IO      --      --     11,668,903.14      --      305,100.00      --      --      --      --
      5/25 ARM 60 Month IO      --      --                --      --              --      --      --      --      --
            30 Fixed            --      --                --      --              --      --      --      --      --
            15 Fixed            --      --                --      --              --      --      --      --      --
              Other             --      --                --      --              --      --      --      --      --
      ---------------------------------------------------------------------------------------------------------------

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 5,723
Aggregate Principal Balance ($): 1,162,489,625
% Silent Second: 44.23
Wtd Avg Combined OLTV for Silent Second: 98.63
Average Borrower Income: $7,868.01


2. Product Types

                                                         % of Mortgage
                                                         Loan Pool by    Weighted   Weighted    Weighted              Weighted
                                           Aggregate       Aggregate     Average     Average    Average    Non-Zero   Average
                             Number of   Cut-off Date    Cut-off Date     Gross     Remaining   Combined   Weighted     Back
                             Mortgage      Principal       Principal     Interest     Term      Original   Average      Debt
Product Types                  Loans        Balance         Balance        Rate     (months)    LTV (%)      FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                      15         116,471            0.01     12.034          57      94.13        577      43.39
Fixed - 10 Year                    151       1,488,153            0.13     11.891         117      95.32        588      40.75
Fixed - 15 Year                    109       3,165,536            0.27      9.873         177      84.60        622      40.71
Fixed - 20 Year                     98       3,832,243            0.33      9.066         237      89.92        632      40.50
Fixed - 25 Year                      2         728,910            0.06      6.627         297      87.24        676      48.76
Fixed - 30 Year                  1,317     158,129,040           13.60      8.164         357      86.84        645      42.01
ARM - 2 Year/6 Month LIBOR       2,988     692,863,778           59.60      7.424         357      81.36        619      42.56
ARM - 2 Year/6 Month LIBOR
 /5 Year Interest Only             885     260,521,716           22.41      6.501         357      81.49        649      42.30
ARM - 3 Year/6 Month LIBOR          86      19,105,929            1.64      7.181         357      83.25        631      40.89
ARM - 3 Year/6 Month LIBOR
 /5 Year Interest Only              42      11,974,003            1.03      6.392         357      79.73        670      39.86
ARM - 5 Year/6 Month LIBOR          30      10,563,846            0.91      6.813         357      81.44        643      39.41
------------------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625          100.00      7.315         356      82.21        630      42.33
------------------------------------------------------------------------------------------------------------------------------


3. Range of Combined Original LTV Ratios (%)

                                                         % of Mortgage
                                                         Loan Pool by    Weighted   Weighted    Weighted              Weighted
Range of                                   Aggregate       Aggregate     Average     Average    Average    Non-Zero   Average
Combined                     Number of   Cut-off Date    Cut-off Date     Gross     Remaining   Combined   Weighted     Back
Original                     Mortgage      Principal       Principal     Interest     Term      Original   Average      Debt
LTV Ratios (%)                 Loans        Balance         Balance        Rate     (months)    LTV (%)      FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                      1          50,345            0.00     10.990         357      12.00        526      21.78
15.01% - 20.00%                      1         100,732            0.01      6.650         357      19.80        604      47.44
20.01% - 25.00%                      2         228,425            0.02      7.076         236      23.01        630      35.79
25.01% - 30.00%                      6         624,031            0.05      8.673         357      27.76        593      34.13
30.01% - 35.00%                      6       1,038,479            0.09      8.293         357      32.49        597      42.37
35.01% - 40.00%                     12       1,507,742            0.13      7.800         332      37.58        600      44.64
40.01% - 45.00%                     14       2,173,832            0.19      7.851         357      43.07        570      44.37
45.01% - 50.00%                     22       3,238,855            0.28      7.520         357      48.05        584      37.30
50.01% - 55.00%                     40       8,175,301            0.70      7.085         351      53.15        589      42.96
55.01% - 60.00%                     66      14,733,185            1.27      7.495         356      58.23        587      41.33
60.01% - 65.00%                    109      23,990,794            2.06      7.703         354      63.65        601      42.71
65.01% - 70.00%                    151      36,301,308            3.12      7.838         357      69.05        579      42.07
70.01% - 75.00%                    227      56,873,219            4.89      7.360         357      73.85        595      41.71
75.01% - 80.00%                  2,189     564,695,406           48.58      6.893         357      79.85        645      42.28
80.01% - 85.00%                    497     124,282,522           10.69      7.176         356      84.47        604      42.34
85.01% - 90.00%                    983     215,548,694           18.54      7.439         356      89.72        622      42.81
90.01% - 95.00%                    305      26,806,585            2.31      8.070         340      94.83        641      43.20
95.01% - 100.00%                 1,092      82,120,169            7.06      9.424         350      99.94        655      41.94
------------------------------------------------------------------------------------------------------------------------------
Total:                           5,723   1,162,489,625          100.00      7.315         356      82.21        630      42.33
------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%


4. Northern Southern California

                                                         % of Mortgage
                                                         Loan Pool by    Weighted   Weighted    Weighted              Weighted
                                           Aggregate       Aggregate     Average     Average    Average    Non-Zero   Average
Northern                     Number of   Cut-off Date    Cut-off Date     Gross     Remaining   Combined   Weighted     Back
Southern                     Mortgage      Principal       Principal     Interest     Term      Original   Average      Debt
California                     Loans        Balance         Balance        Rate     (months)    LTV (%)      FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------
California-Southern                695     196,022,688           59.96      6.932         356      81.24        633      43.11
California-Northern                420     130,889,907           40.04      7.032         356      81.77        634      43.28
------------------------------------------------------------------------------------------------------------------------------
Total:                           1,115     326,912,595          100.00      6.972         356      81.45        634      43.18
------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 1


5. Florida By Zip Code

                                                         % of Mortgage
                                                         Loan Pool by    Weighted   Weighted    Weighted              Weighted
                                           Aggregate       Aggregate     Average     Average    Average    Non-Zero   Average
Florida                      Number of   Cut-off Date    Cut-off Date     Gross     Remaining   Combined   Weighted     Back
By Zip                       Mortgage      Principal       Principal     Interest     Term      Original   Average      Debt
Code                           Loans        Balance         Balance        Rate     (months)    LTV (%)      FICO      Ratio
------------------------------------------------------------------------------------------------------------------------------
33308                                5       2,708,432            2.12      7.290         356      76.02        634      42.17
33029                                5       2,426,595            1.90      7.562         357      88.68        638      44.32
33156                                4       1,606,499            1.26      7.346         357      84.96        614      46.76
34759                               11       1,531,510            1.20      7.608         357      84.52        649      36.40
34953                                7       1,504,859            1.18      7.371         357      79.56        624      37.15
33467                                5       1,460,137            1.14      7.488         357      82.89        602      47.73
33647                                5       1,458,363            1.14      6.649         357      81.03        607      36.84
33569                                9       1,405,481            1.10      7.444         355      84.02        607      37.10
33134                                3       1,376,735            1.08      7.063         357      84.54        616      47.71
33175                                7       1,372,751            1.07      7.078         356      82.67        690      41.28
32541                                3       1,348,715            1.06      6.857         357      70.42        567      28.55
33033                                9       1,341,889            1.05      7.677         357      88.44        681      40.97
34746                                6       1,340,679            1.05      7.657         357      82.40        580      33.40
33139                                2       1,281,391            1.00      6.350         357      75.47        642      28.02
33129                                4       1,269,028            0.99      7.302         357      80.90        613      41.06
33023                                7       1,240,398            0.97      7.809         357      86.99        611      40.00
33140                                4       1,228,510            0.96      7.786         353      86.96        700      44.26
33019                                3       1,158,611            0.91      6.932         357      85.92        652      49.71
33186                                8       1,129,415            0.88      7.583         357      74.24        651      39.71
33412                                3       1,114,687            0.87      7.216         357      78.96        600      44.38
33185                                4       1,093,134            0.86      6.494         357      82.73        598      44.17
33168                                7       1,073,830            0.84      7.491         357      81.60        633      44.70
33068                                8       1,046,987            0.82      7.717         354      81.09        583      43.83
34116                                4       1,046,378            0.82      7.700         357      83.73        574      42.56
33157                                7       1,040,956            0.81      7.285         357      85.20        621      37.40
33155                                4       1,023,128            0.80      7.540         353      87.23        586      47.24
33993                                4       1,017,281            0.80      7.107         357      80.00        627      48.39
34120                                5         991,966            0.78      8.039         357      79.53        672      30.62
33414                                2         991,025            0.78      7.435         357      90.00        676      47.39
33027                                4         954,926            0.75      7.007         357      82.15        671      42.14
33013                                5         952,862            0.75      7.626         357      81.50        616      38.55
34747                                2         934,901            0.73      7.385         357      84.00        689      48.90
33189                                8         917,174            0.72      7.462         354      85.16        649      40.75
33015                                6         895,012            0.70      7.607         357      76.73        689      46.06
32712                                6         892,667            0.70      7.346         357      81.19        597      30.81
33594                                5         891,595            0.70      8.067         357      84.50        603      33.86
33030                                7         886,939            0.69      7.170         357      81.58        645      45.13
32825                                7         885,751            0.69      7.574         357      81.78        609      30.17
33177                                6         878,019            0.69      7.352         357      81.75        650      35.95
33025                                6         870,653            0.68      7.168         356      85.08        656      40.59
33904                                2         833,016            0.65      7.409         356      59.09        604      41.59
34734                                2         792,156            0.62      7.610         357      77.95        603      46.66
33327                                1         768,750            0.60      5.875         357      75.00        640      24.51
33325                                2         768,374            0.60      7.865         357      84.00        743      49.69
34232                                5         750,739            0.59      7.936         357      82.37        618      45.93
33180                                1         747,955            0.59      6.500         357      75.76        612       9.29
33428                                3         743,126            0.58      7.506         357      79.29        583      42.92
32837                                5         736,908            0.58      7.333         353      83.05        648      46.04
33032                                7         736,458            0.58      7.810         353      83.04        641      40.92
33511                                6         716,183            0.56      7.964         355      85.75        618      32.96
33556                                3         705,184            0.55      7.730         350      88.76        562      46.79
33437                                5         693,013            0.54      7.542         357      84.25        631      39.06
33070                                1         691,687            0.54      6.440         357      80.00        650      48.11
34119                                3         685,569            0.54      7.867         357      85.41        583      29.90
34997                                3         684,241            0.54      6.894         357      81.05        608      27.80
34714                                3         682,798            0.53      7.668         357      84.78        649      29.75
33332                                2         656,168            0.51      6.835         357      84.00        730       7.30
33936                                6         653,337            0.51      7.689         344      80.50        640      42.54
33470                                2         607,256            0.48      7.295         357      80.00        547      43.96
33558                                2         585,676            0.46      7.534         357      85.36        582      44.06
33609                                2         580,183            0.45      7.082         357      79.46        702      50.05
33173                                3         575,581            0.45      7.299         356      78.34        629      39.98
33055                                4         567,095            0.44      6.515         357      81.63        718      36.85
32828                                2         557,961            0.44      7.377         357      82.47        520      54.91
33763                                4         556,764            0.44      7.243         357      84.99        630      23.86
33547                                2         555,411            0.43      7.155         357      86.22        595      27.13
33712                                5         539,262            0.42      7.794         347      90.53        610      47.75
34135                                4         537,766            0.42      7.683         357      81.13        695      42.92
33478                                2         533,810            0.42      8.023         357      63.12        587      35.27
33549                                3         520,721            0.41      8.194         352      80.09        565      37.07
34286                                4         519,926            0.41      7.130         357      72.98        600      45.25
33176                                5         518,785            0.41      8.119         352      86.33        602      46.48
33931                                1         514,566            0.40      6.400         357      80.00        638      42.38
33990                                2         511,491            0.40      7.090         357      84.38        717      33.93
33024                                3         504,208            0.39      8.000         357      81.77        659      48.28
34758                                4         502,106            0.39      7.690         351      86.53        631      44.67
33919                                3         497,698            0.39      7.357         357      85.19        660      41.16
33411                                2         495,973            0.39      5.880         357      79.98        684      47.42
32738                                6         492,601            0.39      8.171         353      80.34        579      45.05
34698                                4         487,641            0.38      7.643         349      89.06        590      41.20
33611                                2         486,223            0.38      7.042         357      74.96        617      23.15
33328                                3         485,436            0.38      7.001         357      71.40        605      48.13
33010                                3         485,323            0.38      8.584         350      85.81        551      35.33
33477                                1         476,000            0.37      7.000         357      80.00        712      46.44
32817                                1         474,727            0.37      6.600         357      85.00        605      51.51
33778                                4         473,889            0.37      7.413         357      86.42        606      39.97
33178                                3         470,802            0.37      6.951         357      81.87        669      42.88
34117                                2         468,085            0.37      7.049         357      81.77        580      50.63
32818                                4         467,908            0.37      7.112         357      81.47        618      42.73
33147                                4         466,604            0.37      8.331         357      86.14        612      39.74
32839                                6         450,438            0.35      8.390         357      86.58        644      39.04
32725                                3         449,201            0.35      7.382         356      87.67        634      40.58
33193                                4         446,649            0.35      8.045         357      82.70        668      43.21
33952                                6         445,130            0.35      8.403         353      81.70        654      34.46
33703                                1         441,150            0.35      6.350         357      85.00        643       4.85
33615                                5         440,332            0.34      8.984         356      87.54        620      40.24
33067                                1         438,868            0.34      6.800         357      80.00        599      50.02
34949                                1         436,836            0.34      7.850         357      85.00        609      52.31
33312                                3         435,091            0.34      7.390         357      78.84        633      49.67
32820                                3         426,653            0.33      7.285         350      72.37        682      38.80
33971                                3         425,193            0.33      8.014         357      84.70        560      44.49
32708                                4         424,980            0.33      7.972         357      81.94        598      37.54
34202                                1         423,149            0.33      8.050         357      80.00        529      47.05
32084                                3         421,848            0.33      7.707         356      58.46        568      37.98
33897                                2         421,613            0.33      8.303         357      87.37        655      48.87
33169                                3         418,013            0.33      8.578         357      76.99        587      43.84
33305                                2         414,910            0.32      7.959         357      84.00        587      43.03
33510                                3         413,933            0.32      7.354         357      90.00        614      42.93
33908                                3         413,485            0.32      7.917         357      87.04        651      45.79
33484                                2         409,934            0.32      6.717         357      91.00        670      33.67
34711                                2         409,741            0.32      7.050         357      82.06        600      40.45
33618                                3         408,217            0.32      6.669         357      82.31        666      27.43
33162                                2         402,417            0.31      8.562         357      83.72        641      43.79
33138                                3         399,510            0.31      7.061         357      86.63        676      34.35
33755                                1         398,867            0.31      6.300         357     100.00        639      47.04
33009                                2         398,069            0.31      7.352         357      85.19        674      33.74
34608                                3         397,968            0.31      8.551         357      79.31        575      27.46
33181                                1         391,500            0.31      6.600         356      90.00        715      39.13
34432                                1         391,245            0.31      8.250         357      70.00        535      16.89
33141                                4         388,195            0.30      7.691         343      90.26        574      38.85
33130                                1         384,000            0.30      5.750         357      80.00        644      45.98
34104                                2         382,226            0.30      9.429         356      58.51        560      46.54
33167                                4         380,122            0.30      7.407         357      79.44        627      37.75
32808                                4         375,739            0.29      8.297         357      89.44        642      41.95
33351                                2         367,719            0.29      6.490         357      80.00        648      39.85
33326                                4         367,653            0.29      7.148         344      87.96        633      45.89
33056                                5         367,331            0.29      7.150         351      84.77        640      44.98
33415                                3         367,134            0.29      7.676         357      86.14        609      49.66
34639                                2         363,910            0.28      7.817         357      87.21        566      50.11
32256                                1         354,606            0.28      7.050         357      90.00        615      42.20
33174                                1         347,375            0.27      8.590         357     100.00        652      47.26
34983                                2         344,722            0.27      7.398         356      82.99        641      28.53
34482                                2         343,015            0.27      7.444         348      90.26        586       3.85
33610                                4         340,602            0.27      7.769         348      80.34        669      43.06
32835                                1         339,378            0.27      8.500         357      80.00        510      40.40
32034                                1         337,536            0.26      5.800         356      80.00        768      44.49
34293                                2         336,681            0.26      7.752         357      82.37        620      38.73
33543                                3         335,518            0.26      8.091         357      84.53        586      51.23
33309                                2         324,613            0.25      8.688         357      71.50        609      47.41
34743                                2         323,355            0.25      8.087         357      80.00        574      29.79
33914                                2         318,831            0.25      6.920         356      76.18        590      32.81
33844                                2         318,410            0.25      7.897         356      79.15        612      42.72
33461                                3         316,369            0.25      6.787         357      87.20        628      46.07
34655                                1         315,332            0.25      7.500         357      90.00        715      32.04
32789                                1         315,000            0.25      8.250         357     100.00        627      31.87
33165                                2         313,960            0.25      7.214         357      82.16        698      32.09
34688                                1         311,133            0.24      6.400         357      80.00        643      44.99
33063                                1         309,384            0.24      8.100         357     100.00        600      41.91
32765                                1         309,372            0.24      8.000         357      80.00        520      50.27
34145                                1         299,314            0.23      7.400         357      61.60        636      52.87
33187                                1         299,213            0.23      6.700         357      63.83        606      25.05
34208                                3         297,996            0.23      7.923         327      76.55        619      38.11
33434                                1         295,228            0.23      6.100         357      89.73        621      51.30
32217                                2         293,730            0.23      7.843         357      82.53        554      53.52
33064                                2         291,798            0.23      7.995         357      76.44        636      38.45
34952                                1         289,587            0.23      7.400         357      75.00        636      36.30
33160                                3         289,390            0.23      7.942         357      84.30        564      48.06
32950                                1         289,170            0.23      6.250         357      71.43        635      50.50
32927                                3         287,113            0.22      7.428         352      83.84        607      40.69
34287                                2         286,207            0.22      8.342         357      79.89        560      41.52
33947                                1         280,823            0.22      7.140         357      84.03        637      46.06
33625                                2         280,145            0.22      7.148         357      85.16        673      40.41
34238                                1         279,347            0.22      7.300         357      79.77        520      39.84
33756                                2         277,412            0.22      7.807         357      76.42        617      34.71
33020                                2         274,331            0.21      8.019         339      87.25        599      49.96
34606                                3         270,947            0.21      7.931         349      88.45        568      32.78
34990                                1         269,383            0.21      7.400         357      90.00        590      53.76
33323                                2         266,882            0.21      7.410         357      84.00        655      40.92
34473                                2         266,157            0.21      8.416         357      74.20        524      46.58
34753                                2         265,482            0.21      8.100         357      85.04        612      36.14
33708                                2         265,210            0.21      7.381         344      90.26        704      47.61
34667                                2         264,558            0.21      8.005         357      82.40        526      41.52
34251                                1         260,335            0.20      7.900         357      85.00        540      43.65
33917                                2         259,341            0.20      7.021         357      91.00        586      39.81
33435                                1         255,522            0.20      8.400         357      80.00        542      54.93
33781                                2         253,171            0.20      8.583         357      88.12        622      49.21
33809                                1         252,971            0.20      7.850         357      56.33        509      47.48
33317                                1         250,795            0.20      8.550         357      75.00        534      29.70
32092                                2         249,429            0.20      7.505         357      84.00        714      35.48
33527                                1         249,418            0.20      7.550         357      80.00        632      51.06
34292                                1         249,292            0.20      8.900         355      56.82        552      43.45
33196                                1         248,844            0.19      5.950         357      78.00        604      37.29
33144                                1         247,323            0.19      6.500         357      80.00        669      53.26
33463                                2         245,138            0.19      8.368         357      80.00        567      34.40
33401                                2         244,958            0.19      7.447         357      82.37        653      47.97
33912                                2         244,347            0.19      8.087         356      78.71        652      41.62
33311                                2         241,770            0.19      8.164         357      79.64        590      40.65
32317                                1         239,848            0.19      7.850         357      95.00        582      38.79
33313                                3         237,560            0.19      7.757         350      90.14        618      40.81
34653                                4         236,459            0.18      8.348         327      83.99        610      35.43
33143                                2         234,952            0.18      7.929         357      84.00        638      49.22
33909                                2         228,429            0.18      7.035         357      84.00        728      41.34
33170                                2         227,567            0.18      8.466         357      84.00        627      47.52
33462                                1         227,340            0.18      6.990         357      95.00        725      47.93
34601                                2         226,980            0.18      8.410         345      90.26        552      43.14
34744                                2         219,595            0.17      8.590         357      84.00        638      41.01
32055                                1         216,489            0.17      7.250         357      80.37        634      43.76
32804                                1         215,301            0.17      5.600         357      90.00        626      32.97
33426                                1         211,306            0.17      7.050         356      80.00        715      36.53
33813                                1         207,484            0.16      6.990         357     100.00        717      42.20
33150                                2         206,588            0.16      8.123         357      90.00        619      45.93
32303                                2         206,433            0.16      8.179         356      83.99        614      47.20
33190                                1         204,000            0.16      6.850         357      80.00        580      33.54
32826                                1         202,089            0.16      7.990         357      90.00        553      48.88
33602                                1         200,000            0.16      7.650         357      80.00        575      16.74
34607                                1         199,561            0.16      7.600         357      80.00        551      34.24
33713                                2         198,752            0.16      7.602         357      74.40        611      32.09
33018                                1         193,103            0.15      8.000         357      90.00        685      33.82
32246                                2         191,474            0.15      6.777         357      84.01        611      49.41
34239                                1         191,300            0.15      6.500         356      66.21        594      47.01
33125                                1         190,937            0.15      9.050         357      85.00        539      41.77
33026                                1         189,505            0.15      8.200         356      86.76        684      42.85
32277                                2         184,494            0.14      6.591         357      84.00        687      32.42
33603                                1         182,817            0.14      7.850         357      80.00        711      44.64
32908                                1         178,845            0.14      7.990         356     100.00        658      41.80
32533                                1         177,700            0.14      6.600         355      84.92        653      54.70
32801                                1         175,591            0.14      8.400         357      80.00        632      19.02
33837                                2         174,861            0.14      7.774         357      84.00        602      45.70
34668                                2         172,075            0.13      8.438         357      78.09        683      42.95
32244                                2         171,016            0.13      9.065         357      84.00        626      45.60
32258                                1         169,633            0.13      7.800         357      89.47        611      28.78
32935                                1         169,544            0.13      8.000         356     100.00        599      50.35
33823                                2         167,050            0.13      7.848         357      90.00        612      41.94
33624                                1         161,587            0.13      6.850         357      72.00        652      26.37
32822                                1         160,000            0.13      6.500         357      80.00        647      45.93
32707                                1         159,645            0.12      7.550         357      80.00        634      48.06
34689                                2         159,609            0.12      7.145         357      84.00        675      40.36
33898                                2         159,607            0.12      8.341         339      91.00        619      49.20
33172                                1         158,400            0.12      6.990         357      80.00        729      37.12
33034                                1         158,042            0.12      7.450         357      90.00        640      46.89
32907                                1         156,958            0.12      6.800         356      90.00        526      54.40
32833                                1         155,920            0.12      6.750         357      80.00        591      34.41
34207                                1         155,618            0.12      7.050         357      80.00        630      36.37
32218                                1         153,600            0.12      6.990         356      80.00        590      40.72
33777                                1         152,667            0.12      7.650         357      90.00        597      33.90
32404                                1         151,815            0.12      8.700         357      90.00        570      43.10
32751                                1         150,000            0.12      5.250         357      54.55        692      43.23
32501                                1         149,708            0.12      8.200         357      76.73        511      46.09
33980                                1         149,595            0.12      6.550         357      58.82        698      38.87
32909                                1         148,472            0.12      8.400         357      85.00        547      45.51
33584                                2         144,953            0.11      7.264         357      83.99        664      34.23
33948                                1         144,753            0.11      8.850         357     100.00        606      25.33
34609                                1         143,648            0.11      8.350         357      80.00        544      42.75
34695                                1         142,828            0.11      6.750         357      80.00        690      26.54
33860                                1         140,491            0.11      7.600         357      80.00        606      52.86
34772                                1         140,485            0.11      7.500         357      80.00        522      26.47
33614                                1         140,000            0.11      6.800         357      80.00        667      36.47
32211                                2         138,714            0.11      8.000         357      84.00        655      26.51
33127                                1         135,602            0.11      7.600         357      90.00        668      50.44
34669                                1         132,946            0.10      8.300         357      90.00        572      51.92
33605                                2         132,760            0.10      8.496         329      82.35        615      45.11
33760                                2         132,521            0.10      8.881         342      90.25        561      41.06
33142                                2         131,905            0.10      7.683         339      83.06        637      24.99
33413                                1         131,445            0.10      6.600         357      80.00        585      54.85
33065                                1         130,196            0.10      8.750         356      90.00        572      41.19
33612                                2         129,676            0.10      7.035         357      84.00        716      49.01
33054                                2         127,847            0.10      8.884         344      90.26        577      49.36
33542                                1         127,766            0.10      8.500         357      80.00        528      32.47
32812                                1         127,737            0.10      8.700         357      80.00        549      50.13
33534                                1         127,545            0.10      8.250         357      90.00        709      47.81
33016                                1         127,467            0.10      8.200         356      90.00        639      28.50
32720                                1         127,178            0.10      8.350         356      85.00        525      53.87
32086                                1         127,172            0.10      6.800         357      68.92        579      40.89
32327                                2         124,971            0.10      8.454         357      84.00        602      44.20
33838                                1         121,273            0.09      8.400         357      90.00        578      25.80
33604                                2         119,139            0.09      6.969         336      82.90        695      47.80
32566                                1         118,583            0.09      6.700         356      82.07        640      38.22
34677                                1         115,170            0.09      8.200         357      78.38        640      42.05
33907                                1         114,023            0.09      8.150         355      80.00        777      43.88
33183                                1         113,715            0.09      6.950         357      78.62        683      54.08
32141                                1         111,789            0.09      8.350         357      65.88        535      53.80
32605                                1         111,703            0.09      6.650         357      80.00        637      30.72
32714                                1         110,557            0.09      7.600         357      80.00        548      27.56
32807                                1         109,815            0.09      8.900         357     100.00        610      46.84
32526                                1         108,963            0.09      6.700         357      95.00        719      29.80
34433                                1         106,424            0.08      8.990         357      65.00        519      48.56
33935                                1         105,080            0.08      7.850         357      90.00        633      46.91
32796                                1         104,758            0.08      7.350         357      70.00        637      36.54
33801                                1         100,800            0.08      6.990         357      90.00        589      48.73
34234                                1         100,565            0.08      7.300         357      80.00        633      49.70
34471                                1         100,116            0.08      8.500         357      85.00        529      15.98
33714                                1          99,840            0.08      9.150         357      54.05        556      52.81
32205                                2          88,913            0.07      8.017         330      87.24        585      39.54
32254                                2          88,136            0.07      8.804         344      89.92        633      33.53
32811                                1          86,400            0.07      6.990         357      80.00        612      26.87
33607                                1          85,327            0.07      8.000         357      75.00        534      46.42
34221                                1          84,795            0.07      7.350         357      75.22        600      43.09
32779                                1          84,792            0.07      7.050         357      26.65        728      37.86
34996                                1          83,883            0.07      9.800         357      80.00        517      47.19
33830                                1          83,173            0.07      9.400         357      85.00        533      46.94
33880                                1          80,708            0.06      6.550         356      82.65        601      33.68
33012                                1          79,815            0.06      7.350         357      80.00        590      43.12
33617                                1          79,810            0.06      7.200         357      51.61        585      44.19
33876                                1          79,798            0.06      6.900         357      66.67        611       6.14
33179                                1          79,773            0.06      6.300         357      64.00        718      28.36
34691                                1          77,879            0.06      9.300         357      71.56        534      32.58
33619                                1          76,347            0.06      8.050         357      90.00        576      29.39
33950                                1          76,329            0.06      7.500         357      90.00        672      28.73
34602                                1          76,239            0.06      7.500         357      90.00        685      31.21
33161                                1          75,865            0.06      8.650         357      80.00        593      54.08
33916                                1          75,841            0.06      7.850         357      80.00        581      34.05
32401                                1          74,843            0.06      7.850         357     100.00        601      27.26
32208                                1          67,232            0.05      8.150         354      90.00        690      51.10
32703                                1          56,727            0.04      8.550         237      64.77        631      45.63
33062                                1          49,949            0.04     11.250         357     100.00        575      16.74
32778                                1          49,898            0.04      7.950         357      66.67        669      29.08
34112                                1          48,947            0.04     10.975         357     100.00        795      27.35
------------------------------------------------------------------------------------------------------------------------------
Total:                             732     127,821,506          100.00      7.472         356      82.16        624      40.41
------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 1


BARCLAY CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Deal Info
-------------------------------------------------------
Deal Name                         SABR 2005-FR3
Bloomberg Ticker:                 SABR 2005-FR3
Asset Class:                      Subprime
Issuer:                           SABR 2005-FR5
Trustee:                          Wells Fargo
Lead Manager(s)                   Barclays Capital Inc.

Month:
  To Roll                         22
  Remaining Term                  356
  Remaining IO Term               57

% Interest Only
-------------------------------------------------------
Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.


Master Servicer:
Backup Servicer:
Primary Servicer (s):     %        Name          Originator (s):      %              Name               FICO by Originator
--------------------------------------------------------------------------------------------------------------------------
                    1         100 Countrywide                 1    100.00%   Fremont Investment & Loan
                    2                                         2
                    3                                         3
                    4                                         4
                    5                                         5
                    6                                         6
                    7                                         7
                    8                                         8
                    9                                         9
                   10                                        10

Please fill out complete list of servicers and originators even if it is greater then ten                     100

                                   FICO BUCKET
                                   -----------

                         Deal Size
             ---------------------------------   WA Loan
FICO         # Loans      Balance        %       Balance
--------------------------------------------------------
NA                                       0.00%
=<500              6       1,421,432     0.12%   236,905
>500 =<520       176      37,198,218     3.20%   211,354
>520 =<540       208      44,994,121     3.87%   216,318
>540 =<560       373      70,131,996     6.03%   188,021
>560 =<580       459      79,758,628     6.86%   173,766
>580 =<600       677     121,170,891    10.42%   178,982
>600 =<620       642     133,539,977    11.49%   208,006
>620 =<640       907     176,238,662    15.16%   194,309
>640 =<660       745     156,192,760    13.44%   209,655
>660 =<680       592     129,230,379    11.12%   218,295
>680 =<700       380      83,759,108     7.21%   220,419
>700 =<750       435     101,122,280     8.70%   232,465
>750             123      27,731,174     2.39%   225,457
--------------------------------------------------------
TOTAL          5,723   1,162,489,626   100.00%   203,126
--------------------------------------------------------


                                     Weighted Average Collateral Characteristics
             ---------------------------------------------------------------------------------------------------------
FICO         WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only     MI%
----------------------------------------------------------------------------------------------------------------------
NA
=<500        8.40%    500   67.43%   39.06%    100.00%   100.00%          79.24%      75.84%            0.00%   64.24%
>500 =<520   8.59%    512   74.37%   42.86%     91.21%    90.65%          80.75%      62.25%            0.00%   45.64%
>520 =<540   8.17%    531   76.31%   43.79%     94.70%    88.15%          74.34%      67.26%            0.00%   31.17%
>540 =<560   7.90%    552   80.43%   43.34%     96.86%    85.43%          65.70%      73.17%            0.00%   64.76%
>560 =<580   7.76%    570   82.23%   42.65%     95.30%    85.89%          58.08%      80.19%            3.68%   70.84%
>580 =<600   7.43%    591   82.25%   42.36%     92.85%    87.93%          54.30%      76.77%           34.98%   65.77%
>600 =<620   7.27%    610   83.44%   41.36%     92.57%    83.19%          60.27%      72.50%           27.09%   60.40%
>620 =<640   7.23%    631   82.46%   42.24%     93.11%    80.02%          39.52%      60.30%           22.65%   70.99%
>640 =<660   7.01%    650   83.13%   42.22%     91.45%    80.32%          36.66%      56.49%           28.58%   74.84%
>660 =<680   7.11%    669   83.48%   42.20%     93.99%    77.77%          28.75%      45.95%           32.10%   73.44%
>680 =<700   6.91%    690   82.51%   42.23%     92.81%    77.35%          33.37%      48.00%           30.49%   80.11%
>700 =<750   6.95%    721   83.60%   42.55%     86.61%    70.05%          22.72%      46.72%           30.93%   72.57%
>750         6.89%    772   82.80%   41.88%     78.26%    71.60%          23.70%      46.07%           29.43%   73.57%
----------------------------------------------------------------------------------------------------------------------
TOTAL        7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%   68.13%
----------------------------------------------------------------------------------------------------------------------

FICO Mean: 627   Median: 627   Standard Deviation: 57.07

                                   LTV BUCKET
                                   ----------

                         Deal Size
             ---------------------------------   WA Loan
LTV          # Loans      Balance        %       Balance
=<50              64       8,962,442     0.77%   140,038
>50 =<55          40       8,175,301     0.70%   204,383
>55 =<60          66      14,733,185     1.27%   223,230
>60 =<65         109      23,990,794     2.06%   220,099
>65 =<70         151      36,301,308     3.12%   240,406
>70 =<75         227      56,873,219     4.89%   250,543
>75 =<80       2,189     564,695,406    48.58%   257,970
>80 =<85         497     124,282,522    10.69%   250,065
>85 =<90         983     215,548,694    18.54%   219,276
>90 =<95         305      26,806,585     2.31%    87,890
>95 <100          36       2,637,642     0.23%    73,268
=>100          1,056      79,482,528     6.84%    75,268
--------------------------------------------------------
TOTAL          5,723   1,162,489,626   100.00%   203,126
--------------------------------------------------------


                                     Weighted Average Collateral Characteristics
             ---------------------------------------------------------------------------------------------------------
LTV          WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only     MI%
=<50         7.82%    587   40.71%   40.60%     92.83%    71.14%          76.99%      52.66%            1.84%    0.00%
>50 =<55     7.09%    589   53.15%   42.96%     99.02%    68.72%          94.02%      36.93%            3.53%    0.00%
>55 =<60     7.50%    587   58.23%   41.33%     84.95%    87.33%          86.88%      46.64%            0.79%    0.00%
>60 =<65     7.70%    601   63.65%   42.71%     85.97%    91.83%          87.58%      40.03%            5.54%   60.66%
>65 =<70     7.84%    580   69.05%   42.07%     91.20%    82.13%          85.32%      53.53%            4.03%   57.05%
>70 =<75     7.36%    595   73.85%   41.71%     94.39%    82.98%          79.77%      53.33%           11.75%   61.01%
>75 =<80     6.89%    645   79.85%   42.28%     95.61%    80.95%          29.69%      53.77%           36.76%   81.21%
>80 =<85     7.18%    604   84.47%   42.34%     91.68%    84.56%          74.48%      74.03%           16.21%   63.69%
>85 =<90     7.44%    622   89.72%   42.81%     81.25%    78.35%          48.24%      82.34%           11.89%   77.95%
>90 =<95     8.07%    641   94.83%   43.20%     98.93%    77.48%          63.81%      65.46%           13.96%   60.68%
>95 <100     9.43%    667   98.19%   43.65%    100.00%    61.64%          64.16%      51.56%            0.00%    0.00%
=>100        9.42%    655  100.00%   41.88%     99.32%    82.92%          21.53%      60.03%            6.74%    0.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL        7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%   68.13%
----------------------------------------------------------------------------------------------------------------------

LTV Mean: 84.89    CLTV: 82.21     Standard Deviation: 11.04  LTV =80: 44.43         % Silent Seconds: 44.23

                                                             LTV =100: 6.84    CLTV W/ Silent Seconds: 89.73

                                   DTI BUCKET
                                   ----------

                                  Deal Size
                      ---------------------------------   WA Loan
DTI                   # Loans      Balance        %       Balance
-----------------------------------------------------------------
=<20                      160      33,279,667     2.86%   207,998
>20 =<25                  136      25,200,439     2.17%   185,297
>25 =<30                  352      62,932,716     5.41%   178,786
>30 =<35                  508      92,055,691     7.92%   181,212
>35 =<40                  783     147,692,215    12.70%   188,624
>40 =<45                1,161     234,136,194    20.14%   201,668
>45 =<50                2,031     428,008,286    36.82%   210,738
>50 =<55                  592     139,184,416    11.97%   235,109
>55 =<60                                          0.00%
>60                                               0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,624   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
DTI                   WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
=<20                  7.27%    624   82.20%   13.72%     84.56%    86.09%          44.39%      84.38%           16.60%
>20 =<25              7.39%    632   80.27%   22.70%     85.17%    87.47%          51.35%      69.37%           22.44%
>25 =<30              7.35%    627   81.43%   27.78%     88.81%    83.30%          50.84%      66.22%           23.30%
>30 =<35              7.38%    627   81.37%   32.62%     92.61%    84.69%          46.86%      67.12%           22.34%
>35 =<40              7.40%    630   82.52%   37.75%     92.04%    79.78%          46.32%      60.85%           22.96%
>40 =<45              7.30%    635   82.25%   42.75%     94.34%    83.14%          39.76%      55.39%           26.27%
>45 =<50              7.24%    638   83.14%   47.89%     95.16%    78.92%          39.22%      59.19%           30.40%
>50 =<55              7.43%    601   80.22%   52.81%     85.20%    80.45%          66.54%      65.97%            0.39%
>55 =<60
>60
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------

DTI Mean: 41.81    Median: 44.12    Standard Deviation: 8.95

                                 PURPOSE BUCKET
                                 --------------

                                  Deal Size
                      ---------------------------------   WA Loan
Purpose               # Loans      Balance        %       Balance
-----------------------------------------------------------------
Purchase                3,353     630,382,878    54.23%   188,006
Refi (Cash out)         2,339     524,864,452    45.15%   224,397
Refi (no Cash)                                    0.00%
Refi (Rate Term)           31       7,242,294     0.62%   233,622
Consolidation                                     0.00%
Other                                             0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,624   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Purpose               WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Purchase              7.31%    646   83.74%   42.19%     92.39%    79.67%           0.00%      60.06%           30.61%
Refi (Cash out)       7.32%    610   80.43%   42.48%     92.30%    82.99%         100.00%      63.09%           14.91%
Refi (no Cash)
Refi (Rate Term)      7.26%    612   78.71%   43.65%     90.54%    76.15%           0.00%      55.68%           17.58%
Consolidation
Other
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                OCCUPANCY BUCKET
                                ----------------

                                  Deal Size
                      ---------------------------------   WA Loan
Occ Type              # Loans      Balance        %       Balance
-----------------------------------------------------------------
Primary (OOC)           5,251   1,073,437,580    92.34%   204,425
Investment                417      74,734,507     6.43%   179,219
2nd / Vacation             55      14,317,538     1.23%   260,319
Rental                                            0.00%
Other                                             0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Occ Type              WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Primary (OOC)         7.28%    628   82.14%   42.45%    100.00%    82.20%          45.13%      60.97%           25.36%
Investment            7.75%    651   83.88%   40.77%      0.00%    65.29%          44.03%      69.05%            0.00%
2nd / Vacation        7.50%    632   79.24%   41.50%      0.00%    85.07%          52.41%      53.21%            2.09%
Rental
Other
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------

Investment LTV = 80:


                              DOCUMENTATION BUCKET
                              --------------------

                                  Deal Size
                      ---------------------------------   WA Loan
Doc Type              # Loans      Balance        %       Balance
------------------------------------------------------------------
Full                    3,885     713,738,859    61.40%   183,717
Alternative                                       0.00%
Limited                                           0.00%
Stated                  1,767     430,426,476    37.03%   243,592
No Ratio                                          0.00%
NINA                                              0.00%
No Doc                                            0.00%
Other                      71      18,324,290     1.58%   258,089
------------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
------------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Doc Type              WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Full                  7.19%    621   83.29%   41.89%     91.70%    83.30%          46.39%     100.00%           31.02%
Alternative
Limited
Stated                7.53%    646   80.34%   43.22%     93.78%    77.38%          42.51%       0.00%           11.05%
No Ratio
NINA
No Doc
Other                 7.36%    612   84.05%   38.84%     83.34%    85.97%          58.80%       0.00%           19.37%
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                 PROPERTY BUCKET
                                 ---------------

                                  Deal Size
                      ---------------------------------   WA Loan
Property Type         # Loans      Balance        %       Balance
-----------------------------------------------------------------
Single Family           4,739     943,333,738    81.15%   199,058
PUD                                               0.00%
2-4 Unit                  552     143,183,908    12.32%   259,391
Townhouse                                         0.00%
Condo                     431      75,844,644     6.52%   175,974
MH                                                0.00%
Other                       1         127,335     0.01%   127,335
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Property Type         WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Single Family         7.32%    626   82.17%   42.14%     93.54%   100.00%          46.17%      63.02%           25.19%
PUD
2-4 Unit              7.27%    649   82.01%   43.91%     86.13%     0.00%          42.57%      45.44%           10.33%
Townhouse
Condo                 7.33%    641   83.15%   41.81%     89.17%     0.00%          37.38%      71.23%           26.45%
MH
Other                10.15%    517   75.00%   49.85%    100.00%     0.00%           0.00%     100.00%            0.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                PRINCIPAL BUCKET
                                ----------------

                                  Deal Size
                      ---------------------------------   WA Loan
UPB                   # Loans      Balance        %       Balance
-----------------------------------------------------------------
=<50                      738      19,567,303     1.68%    26,514
>50 =<75                  412      25,463,623     2.19%    61,805
>75 =<100                 463      40,545,216     3.49%    87,571
>100 =<125                547      61,403,999     5.28%   112,256
>125 =<150                442      60,763,452     5.23%   137,474
>150 =<200                825     143,684,751    12.36%   174,163
>200 =<250                579     129,801,887    11.17%   224,183
>250 =<300                435     119,548,594    10.28%   274,824
>300 =<350                374     121,306,719    10.44%   324,350
>350 =<400                252      94,285,428     8.11%   374,149
>400 =<450                207      88,533,268     7.62%   427,697
>450 =<500                139      65,938,636     5.67%   474,379
>500 =<600                160      87,311,207     7.51%   545,695
>600 =<700                 80      51,922,705     4.47%   649,034
=>700                      70      52,412,838     4.51%   748,755
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,626   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
UPB                   WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
=<50                  10.27%   639   98.71%   41.61%     98.09%    82.79%          23.85%      80.01%            0.00%
>50 =<75               9.48%   633   90.91%   41.11%     83.37%    85.35%          29.09%      65.08%            0.47%
>75 =<100              8.51%   620   85.53%   40.46%     88.65%    83.59%          39.79%      70.95%            4.90%
>100 =<125             8.02%   620   84.14%   41.21%     91.91%    86.27%          33.46%      76.38%           12.74%
>125 =<150             7.85%   618   82.64%   40.90%     90.52%    83.77%          38.46%      72.50%           15.06%
>150 =<200             7.41%   625   81.14%   41.50%     91.31%    82.39%          47.54%      70.32%           19.20%
>200 =<250             7.20%   622   80.50%   42.15%     92.12%    86.86%          51.65%      65.59%           21.93%
>250 =<300             7.04%   626   80.70%   42.63%     94.17%    83.49%          49.93%      63.90%           26.33%
>300 =<350             7.04%   624   82.24%   42.93%     92.47%    81.37%          48.70%      57.99%           23.26%
>350 =<400             6.90%   637   80.89%   43.25%     95.20%    73.60%          51.85%      52.33%           29.31%
>400 =<450             6.95%   642   82.01%   44.04%     91.26%    68.95%          47.83%      49.58%           25.10%
>450 =<500             6.89%   640   82.48%   44.12%     94.93%    68.36%          45.35%      50.46%           31.68%
>500 =<600             6.95%   642   82.69%   42.02%     89.44%    82.09%          41.35%      58.65%           38.03%
>600 =<700             7.02%   636   81.57%   43.59%     92.33%    86.10%          37.55%      49.85%           35.06%
=>700                  6.90%   640   79.29%   40.81%     97.15%    87.92%          41.71%      48.21%           29.59%
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------
* In $1,000
Min 4,183       Max 997,139


                          State Concentration Bucket *
                          ----------------------------

                                  Deal Size
                      ---------------------------------   WA Loan
State*                # Loans      Balance        %       Balance
-----------------------------------------------------------------
Southern California       695     196,022,688    16.86%   282,047
New York                  490     140,698,956    12.10%   287,141
Northern California       420     130,889,907    11.26%   311,643
Florida                   732     127,821,506    11.00%   174,620
New Jersey                359      85,064,609     7.32%   236,949
Maryland                  285      56,000,219     4.82%   196,492
Illinois                  326      49,979,336     4.30%   153,311
Virginia                  196      45,634,806     3.93%   232,831
Massachusetts             194      42,259,340     3.64%   217,832
Georgia                   282      33,653,125     2.89%   119,337
Arizona                   127      22,569,194     1.94%   177,710
Hawaii                     78      22,566,522     1.94%   289,314
Nevada                    107      21,699,995     1.87%   202,804
Minnesota                 113      18,387,919     1.58%   162,725
Connecticut               102      18,224,667     1.57%   178,673
Other                   1,217     151,016,836    12.99%   124,089
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
State*                WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Southern California   6.93%    633   81.24%   43.11%     95.38%    86.85%          44.69%      61.33%           37.27%
New York              7.23%    643   81.48%   44.23%     92.00%    50.45%          44.42%      37.08%           10.17%
Northern California   7.03%    634   81.77%   43.28%     94.60%    92.44%          45.73%      57.85%           45.59%
Florida               7.47%    624   82.16%   40.41%     89.41%    86.71%          42.12%      67.13%           16.87%
New Jersey            7.62%    629   81.86%   42.11%     90.76%    69.63%          56.37%      53.28%           11.13%
Maryland              7.38%    618   83.26%   42.40%     93.77%    93.35%          50.49%      71.65%           24.46%
Illinois              7.57%    628   83.33%   42.17%     91.08%    75.52%          45.60%      56.10%            6.24%
Virginia              7.33%    622   81.29%   41.37%     91.99%    93.46%          53.33%      60.66%           23.10%
Massachusetts         7.38%    632   81.47%   43.44%     95.67%    55.34%          45.74%      58.31%           19.76%
Georgia               7.69%    620   84.47%   40.92%     85.50%    94.46%          32.18%      81.87%           20.23%
Arizona               7.42%    623   82.48%   40.67%     95.79%    98.67%          50.92%      66.65%           19.78%
Hawaii                6.87%    661   82.04%   42.24%     88.34%    73.01%          35.37%      58.47%           31.59%
Nevada                7.27%    632   82.47%   41.96%     95.29%    95.90%          34.96%      62.36%           27.20%
Minnesota             7.29%    626   83.23%   42.04%     91.36%    87.12%          62.41%      76.75%           22.76%
Connecticut           7.40%    631   82.25%   42.58%     89.94%    71.96%          43.37%      72.44%           14.66%
Other                 7.67%    619   83.82%   41.14%     90.77%    89.08%          40.47%      77.72%           18.25%
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------
* Fill in top 15 states only, combine the remaning in the "Other" bucket.


*Separate California into North and South if possible.

                                  Deal Size
California            ---------------------------------   WA Loan
Breakdown             # Loans      Balance        %       Balance
-----------------------------------------------------------------
CA North                  420     130,889,907    40.04%   311,643
CA South                  695     196,022,688    59.96%   282,047
-----------------------------------------------------------------
                        1,115     326,912,595   100.00%   293,195
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
California            ------------------------------------------------------------------------------------------------
Breakdown             WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
CA North              7.03%    634   81.77%   43.28%     94.60%    92.44%          45.73%      57.85%           45.59%
CA South              6.93%    633   81.24%   43.11%     95.38%    86.85%          44.69%      61.33%           37.27%
----------------------------------------------------------------------------------------------------------------------
                      6.97%    634   81.45%   43.18%     95.06%    89.08%          45.11%      59.93%           40.60%
----------------------------------------------------------------------------------------------------------------------


                             FIXED / FLOATING (ii)
                             ---------------------

                                  Deal Size
                      ---------------------------------   WA Loan
Type                  # Loans      Balance        %       Balance
-----------------------------------------------------------------
Fixed                   1,692     167,460,353    14.41%    98,972
Balloon                                           0.00%
2/28                    2,988     692,863,778    59.60%   231,882
3/27                       86      19,105,929     1.64%   222,162
5/25                       30      10,563,846     0.91%   352,128
2/28 IO                   885     260,521,716    22.41%   294,375
3/27 IO                    42      11,974,003     1.03%   285,095
5/25 IO                                           0.00%
Other                                             0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Type                  WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Fixed                 8.25%   643.56 86.95%   41.97%     93.01%    80.19%          50.80%      69.62%            0.00%
Balloon
2/28                  7.42%    619   81.36%   42.56%     89.44%    79.25%          49.42%      51.71%            0.00%
3/27                  7.18%    631   83.25%   40.89%     87.34%    77.73%          67.47%      47.97%            0.00%
5/25                  6.81%    643   81.44%   39.41%     86.04%    70.68%          58.80%      78.85%            0.00%
2/28 IO               6.50%    649   81.49%   42.30%     99.89%    87.56%          27.07%      81.33%          100.00%
3/27 IO               6.39%    670   79.73%   39.86%    100.00%    79.51%          64.80%      79.25%          100.00%
5/25 IO
Other
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

% of 30/40 Year Loans   0.00     % of 40 Year am Loans 0.00


                                  LIEN BUCKET
                                  -----------

                                  Deal Size
                      ---------------------------------   WA Loan
Type                  # Loans      Balance        %       Balance
-----------------------------------------------------------------
First                   4,482   1,098,623,140    94.51%   245,119
Second                  1,241      63,866,485     5.49%    51,464
Third                                             0.00%
Other                                             0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Type                  WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
First                  7.16%   629   81.22%   42.32%     91.93%    81.11%          46.61%      61.26%           24.80%
Second                10.05%   651   99.32%   42.52%     99.41%    81.83%          20.12%      63.72%            0.00%
Third
Other
----------------------------------------------------------------------------------------------------------------------
TOTAL                  7.32%   630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                PREPAYMENT BUCKET
                                -----------------

                                  Deal Size
                      ---------------------------------   WA Loan
                      # Loans      Balance        %       Balance
-----------------------------------------------------------------
None                    1,364     235,512,882    20.26%   172,663
6 Months                                          0.00%
1 Year                    715     174,538,294    15.01%   244,110
2 Year                  3,095     639,856,528    55.04%   206,739
3 Year                    549     112,581,922     9.68%   205,067
5 Year                                            0.00%
Other                                             0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,626   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
                      WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
None                  7.72%    632   83.30%   41.88%     91.57%    76.01%          44.07%      56.67%           14.52%
6 Months
1 Year                7.40%    638   81.59%   43.38%     91.28%    66.46%          41.43%      48.26%           15.04%
2 Year                7.20%    627   82.19%   42.39%     93.04%    85.77%          42.27%      64.44%           30.08%
3 Year                7.01%    629   81.03%   41.34%     91.59%    88.41%          69.55%      74.34%           17.38%
5 Year
Other
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                  INDEX BUCKET
                                  ------------

                                  Deal Size
                      ---------------------------------   WA Loan
Type                  # Loans      Balance        %       Balance
-----------------------------------------------------------------
Libor - 6 Month         4,031     995,029,272    85.59%   246,844
Libor - 1 Year                                    0.00%
Treasury - 1 Year                                 0.00%
CMT - 1 Year                                      0.00%
                                                  0.00%
                                                  0.00%
                                                  0.00%
Other                   1,692     167,460,353    14.41%    98,972
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,625   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Type                  WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
Libor - 6 Month       7.16%    628   81.42%   42.39%     92.23%    81.31%          44.20%      60.01%           27.39%
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year



Other                 8.25%    644   86.95%   41.97%     93.01%    80.19%          50.80%      69.62%            0.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------
List all reset rates


                           MORTGAGE RATE (WAC) BUCKET
                           --------------------------

                                  Deal Size
                      ---------------------------------   WA Loan
Type                  # Loans      Balance        %       Balance
-----------------------------------------------------------------
=> 5.00
>5.00 =<5.50               51      15,786,109     1.36%   309,532
>5.50 =<6.00              298      99,605,933     8.57%   334,248
>6.00 =<6.50              662     200,883,482    17.28%   303,449
>6.50 =<7.00              906     244,432,614    21.03%   269,793
>7.00 =<7.50              752     185,486,578    15.96%   246,658
>7.50 =<8.00              819     178,352,674    15.34%   217,769
>8.00 =<8.50              504      98,557,815     8.48%   195,551
>8.50 =<9.00              404      53,891,133     4.64%   133,394
>9.00 =<9.50              305      26,814,868     2.31%    87,918
>9.50 =<10.00             290      23,491,007     2.02%    81,003
>10.00 =<10.50            192      11,279,127     0.97%    58,745
>10.50 =<11.00            184      12,385,264     1.07%    67,311
>11.00 =<11.50            160       7,454,677     0.64%    46,592
>11.50 =<12.00             72       2,265,674     0.19%    31,468
>12.00 =<12.50            108       1,624,029     0.14%    15,037
>12.50 =<13.00              7          76,639     0.01%    10,948
>13.00                      9         102,003     0.01%    11,334
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,626   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Type                  WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
=> 5.00                                                                                                          0.00%
>5.00 =<5.50           5.39%   673   78.73%   42.40%     98.71%    88.51%          47.52%      84.31%           75.14%
>5.50 =<6.00           5.87%   657   79.55%   42.08%     98.95%    83.97%          40.60%      86.04%           61.74%
>6.00 =<6.50           6.34%   654   80.64%   42.62%     97.13%    81.33%          42.49%      73.15%           44.19%
>6.50 =<7.00           6.81%   642   80.68%   42.52%     93.48%    78.95%          45.36%      59.45%           25.40%
>7.00 =<7.50           7.31%   628   81.77%   42.61%     90.50%    78.22%          44.40%      50.02%           15.40%
>7.50 =<8.00           7.79%   612   82.79%   42.18%     86.63%    81.17%          47.98%      54.25%            9.16%
>8.00 =<8.50           8.27%   590   83.55%   41.63%     90.33%    87.01%          56.49%      55.35%            2.99%
>8.50 =<9.00           8.77%   592   83.94%   42.02%     84.48%    79.63%          55.02%      54.19%            0.69%
>9.00 =<9.50           9.26%   612   89.79%   41.86%     89.26%    86.07%          38.43%      65.85%            0.22%
>9.50 =<10.00          9.83%   636   91.74%   42.78%     91.16%    77.55%          29.73%      37.65%            0.00%
>10.00 =<10.50        10.33%   610   94.21%   42.39%     91.67%    83.55%          25.46%      66.01%            0.00%
>10.50 =<11.00        10.84%   597   89.81%   42.42%     97.62%    87.02%          34.00%      63.87%            0.00%
>11.00 =<11.50        11.22%   609   96.95%   41.71%     99.54%    87.40%          16.44%      58.54%            0.00%
>11.50 =<12.00        11.79%   569   78.59%   40.92%     91.13%    73.50%          47.94%      58.82%            0.00%
>12.00 =<12.50        12.31%   593   85.77%   36.58%     83.71%    61.98%          40.64%      87.93%            0.00%
>12.50 =<13.00        12.79%   579   92.39%   34.61%     89.63%    89.63%          59.95%     100.00%            0.00%
>13.00                13.33%   621   90.42%   43.92%     78.06%    68.62%          40.33%     100.00%            0.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL                  7.32%   630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                              MARGIN (WAM) BUCKET
                              -------------------

                                  Deal Size
                      ---------------------------------   WA Loan
Type                  # Loans      Balance        %       Balance
-----------------------------------------------------------------
=> 2.00                 1,692     167,460,353    14.41%    98,972
>2.00 =<2.50                                      0.00%
>2.50 =<3.00                1         301,500     0.03%   301,500
>3.00 =<3.50                                      0.00%
>3.50 =<4.00                                      0.00%
>4.00 =<4.50                5       1,411,842     0.12%   282,368
>4.50 =<5.00               82      26,351,962     2.27%   321,365
>5.00 =<5.50              332     110,700,784     9.52%   333,436
>5.50 =<6.00              679     196,747,495    16.92%   289,761
>6.00 =<6.50              759     202,030,725    17.38%   266,180
>6.50 =<7.00            2,173     457,484,963    39.35%   210,532
>7.00 =<7.50                                      0.00%
>7.50 =<8.00                                      0.00%
>8.00 =<8.50                                      0.00%
>8.50 =<9.00                                      0.00%
>9.00 =<9.50                                      0.00%
>9.50 =<10.00                                     0.00%
>12.00 =<12.50                                    0.00%
>12.50 =<13.00                                    0.00%
>13.00 =<13.50                                    0.00%
>13.50 =<14.00                                    0.00%
>14.00                                            0.00%
-----------------------------------------------------------------
TOTAL                   5,723   1,162,489,624   100.00%   203,126
-----------------------------------------------------------------


                                              Weighted Average Collateral Characteristics
                      ------------------------------------------------------------------------------------------------
Type                  WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
----------------------------------------------------------------------------------------------------------------------
=> 2.00               8.25%    644   86.95%   41.97%     93.01%    80.19%          50.80%      69.62%            0.00%
>2.00 =<2.50
>2.50 =<3.00          6.95%    648   90.00%   41.25%    100.00%   100.00%           0.00%     100.00%          100.00%
>3.00 =<3.50
>3.50 =<4.00
>4.00 =<4.50          5.17%    700   77.43%   41.20%     85.60%    85.60%           0.00%     100.00%           85.60%
>4.50 =<5.00          5.51%    664   79.16%   43.25%    100.00%    85.62%          41.85%      87.53%           74.68%
>5.00 =<5.50          5.95%    656   80.02%   42.30%     99.06%    83.03%          38.32%      81.02%           63.03%
>5.50 =<6.00          6.44%    651   80.46%   42.41%     96.27%    79.34%          38.68%      67.76%           43.61%
>6.00 =<6.50          6.92%    637   81.31%   42.36%     92.36%    80.71%          42.81%      57.91%           27.65%
>6.50 =<7.00          7.96%    604   82.35%   42.38%     88.34%    81.73%          48.91%      50.80%            8.71%
>7.00 =<7.50
>7.50 =<8.00
>8.00 =<8.50
>8.50 =<9.00
>9.00 =<9.50
>9.50 =<10.00
>12.00 =<12.50
>12.50 =<13.00
>13.00 =<13.50
>13.50 =<14.00
>14.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                 7.32%    630   82.21%   42.33%     92.34%    81.15%          45.15%      61.40%           23.44%
----------------------------------------------------------------------------------------------------------------------


                                  Deal Coverage
                                  -------------

Percentage
of the deal
based on
FICO and LTV
buckets*                                                    Loan-to-Value (LTV)
----------------------------------------------------------------------------------------------------------------------------------
                    =<55  >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80  >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
----------------------------------------------------------------------------------------------------------------------------------
        NA
        =<500       0.01%     0.03%      0.03%      0.00%      0.03%      0.03%     0.00%      0.00%      0.00%      0.00%   0.00%
        >500 =<550  0.41%     0.29%      0.50%      1.04%      1.32%      3.17%     2.04%      0.50%      0.01%      0.00%   0.00%
        >550 =<600  0.44%     0.51%      0.54%      1.01%      1.28%      6.46%     3.28%      6.27%      0.65%      0.01%   0.65%
        >600 =<625  0.22%     0.12%      0.37%      0.44%      0.72%      5.82%     1.91%      3.86%      0.29%      0.02%   1.09%
FICO    >625 =<650  0.24%     0.11%      0.20%      0.49%      0.72%     10.53%     1.44%      3.30%      0.35%      0.06%   1.56%
        >650 =<675  0.05%     0.14%      0.09%      0.06%      0.38%      9.28%     0.89%      2.05%      0.45%      0.08%   1.65%
        >675 =<700  0.07%     0.04%      0.19%      0.05%      0.18%      6.23%     0.66%      0.92%      0.19%      0.04%   0.86%
        >700 =<725  0.00%     0.00%      0.04%      0.02%      0.19%      3.41%     0.15%      0.80%      0.24%      0.01%   0.49%
        >725 =<750  0.02%     0.00%      0.00%      0.00%      0.04%      2.19%     0.27%      0.44%      0.03%      0.02%   0.33%
        >750 <800   0.01%     0.03%      0.08%      0.01%      0.04%      1.39%     0.04%      0.34%      0.10%      0.01%   0.19%
        =>800       0.00%     0.00%      0.02%      0.00%      0.00%      0.06%     0.00%      0.07%      0.00%      0.00%   0.00%
----------------------------------------------------------------------------------------------------------------------------------
* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets


                                  MI Coverage
                                  -----------

Percentage of MI
coverage based
on FICO and LTV
buckets*                                                    Loan-to-Value (LTV)
----------------------------------------------------------------------------------------------------------------------------------
                    =<55  >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80  >80 =<85   >85 =<90   >90 =<95   >95 <100   =>100
----------------------------------------------------------------------------------------------------------------------------------
        NA
        =<500       0.00%     0.00%      0.04%      0.00%      0.03%      0.04%     0.00%      0.00%      0.00%      0.00%   0.00%
        >500 =<550  0.00%     0.00%      0.27%      0.62%      0.98%      2.93%     0.43%      0.51%      0.00%      0.00%   0.00%
        >550 =<600  0.00%     0.00%      0.47%      0.88%      1.25%      6.98%     3.40%      7.44%      0.68%      0.00%   0.00%
        >600 =<625  0.00%     0.00%      0.33%      0.42%      0.82%      6.39%     1.76%      4.24%      0.09%      0.00%   0.00%
FICO    >625 =<650  0.00%     0.00%      0.28%      0.55%      0.57%     13.05%     1.83%      3.66%      0.20%      0.00%   0.00%
        >650 =<675  0.00%     0.00%      0.12%      0.05%      0.38%     11.82%     1.13%      2.47%      0.40%      0.00%   0.00%
        >675 =<700  0.00%     0.00%      0.18%      0.06%      0.15%      7.94%     0.84%      1.26%      0.20%      0.00%   0.00%
        >700 =<725  0.00%     0.00%      0.07%      0.03%      0.08%      4.09%     0.16%      0.88%      0.32%      0.00%   0.00%
        >725 =<750  0.00%     0.00%      0.00%      0.00%      0.06%      2.81%     0.39%      0.36%      0.03%      0.00%   0.00%
        >750 <800   0.00%     0.00%      0.05%      0.02%      0.06%      1.76%     0.05%      0.36%      0.14%      0.00%   0.00%
        =>800       0.00%     0.00%      0.03%      0.00%      0.00%      0.09%     0.00%      0.02%      0.00%      0.00%   0.00%
----------------------------------------------------------------------------------------------------------------------------------
* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets


                              IO ONLY FICO BUCKET
                              -------------------

                        Deal Size
             -------------------------------   WA Loan
Type         # Loans     Balance       %       Balance
------------------------------------------------------
NA                                     0.00%
=<500                                  0.00%
>500 =<520                             0.00%
>520 =<540                             0.00%
>540 =<560                             0.00%
>560 =<580        15     2,932,279     1.08%   195,485
>580 =<600       176    42,382,257    15.55%   240,808
>600 =<620       135    36,177,538    13.28%   267,982
>620 =<640       135    39,911,710    14.65%   295,642
>640 =<660       145    44,639,148    16.38%   307,856
>660 =<680       113    41,479,033    15.22%   367,071
>680 =<700        89    25,537,755     9.37%   286,941
>700 =<750        92    31,274,217    11.48%   339,937
>750              27     8,161,782     3.00%   302,288
------------------------------------------------------
TOTAL            927   272,495,719   100.00%   293,954
------------------------------------------------------


                                    Weighted Average Collateral Characteristics
             ------------------------------------------------------------------------------------------------
Type         WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
-------------------------------------------------------------------------------------------------------------
NA
=<500
>500 =<520
>520 =<540
>540 =<560
>560 =<580   6.98%    578   80.36%   38.19%    100.00%    82.98%          20.56%     100.00%           96.04%
>580 =<600   6.73%    591   81.94%   42.72%    100.00%    89.33%          35.66%      99.15%           96.54%
>600 =<620   6.66%    610   82.39%   41.71%    100.00%    88.31%          51.52%      96.94%           90.33%
>620 =<640   6.42%    630   82.13%   43.46%    100.00%    89.61%          35.06%      94.29%           90.19%
>640 =<660   6.36%    650   81.42%   42.36%    100.00%    87.02%          24.68%      75.03%           95.68%
>660 =<680   6.57%    669   81.03%   41.18%    100.00%    87.40%          19.10%      58.54%           92.68%
>680 =<700   6.35%    689   79.59%   41.65%    100.00%    87.04%          20.42%      77.49%           91.35%
>700 =<750   6.29%    717   80.84%   42.48%    100.00%    83.14%          18.47%      64.79%           96.40%
>750         6.34%    769   81.00%   41.65%     96.33%    77.31%           0.00%      72.29%          100.00%
-------------------------------------------------------------------------------------------------------------
TOTAL        6.50%    650   81.41%   42.19%     99.89%    87.21%          28.73%      81.24%           93.65%
-------------------------------------------------------------------------------------------------------------


                            IO ONLY PRINCIPAL BUCKET
                            ------------------------

                        Deal Size
             -------------------------------   WA Loan
UPB          # Loans     Balance       %       Balance
------------------------------------------------------
=<50                                   0.00%
>50 =<75           2       119,500     0.04%    59,750
>75 =<100         23     1,986,491     0.73%    86,369
>100 =<500       792   203,467,156    74.67%   256,903
>500 =<600        61    33,206,428    12.19%   544,368
>600 =<700        28    18,204,813     6.68%   650,172
=>700             21    15,511,331     5.69%   738,635
------------------------------------------------------
TOTAL            927   272,495,719   100.00%   293,954
------------------------------------------------------


                                    Weighted Average Collateral Characteristics
             ------------------------------------------------------------------------------------------------
UPB          WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
-------------------------------------------------------------------------------------------------------------
=<50
>50 =<75     8.87%    639   100.00%  49.05%    100.00%   100.00%          50.21%     100.00%          100.00%
>75 =<100    7.15%    629    82.07%  41.04%    100.00%    91.33%          25.89%      95.77%           95.57%
>100 =<500   6.48%    647    81.57%  42.32%     99.85%    86.09%          31.28%      85.80%           94.62%
>500 =<600   6.50%    660    82.03%  41.87%    100.00%    88.69%          21.02%      70.31%           96.92%
>600 =<700   6.42%    653    80.23%  43.98%    100.00%    89.61%          17.88%      64.58%           92.73%
=>700        6.66%    660    79.22%  39.24%    100.00%    95.30%          24.59%      62.36%           74.83%
-------------------------------------------------------------------------------------------------------------
TOTAL        6.50%    650    81.41%  42.19%     99.89%    87.21%          28.73%      81.24%           93.65%
-------------------------------------------------------------------------------------------------------------
* In $1,000


                            INITAIL IO RESET PERIOD
                            -----------------------

                        Deal Size
             -------------------------------   WA Loan
UPB          # Loans     Balance       %       Balance
------------------------------------------------------
None                                  0.00%
2 Year                                0.00%
3 Year                                0.00%
5 Year           927   272,495,719   100.00%   293,954
7 Year                                0.00%
10 year                               0.00%
Other                                 0.00%
------------------------------------------------------
TOTAL            927   272,495,719   100.00%   293,954
------------------------------------------------------


                                    Weighted Average Collateral Characteristics
             ------------------------------------------------------------------------------------------------
UPB          WAC     FICO   %LTV     % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
-------------------------------------------------------------------------------------------------------------
None
2 Year
3 Year
5 Year       6.50%    650   81.41%   42.19%     99.89%    87.21%          28.73%      81.24%           93.65%
7 Year
10 year
Other
-------------------------------------------------------------------------------------------------------------
TOTAL        6.50%    650   81.41%   42.19%     99.89%    87.21%          28.73%      81.24%           93.65%
-------------------------------------------------------------------------------------------------------------


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

-----------------------------------------------------------------------------------------------------------------------------------
          Fixed
         Full Doc          Combined LTV
                           --------------------------------------------------------------------------------------------------------
                             0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range    Less than 560    0.02%        0.11%        0.11%        0.00%        0.08%        0.15%        0.03%        0.01%
                560 - 599      0.05%        0.16%        0.05%        0.02%        0.24%        0.40%        0.13%        0.52%
                600 - 619      0.05%        0.05%        0.07%        0.06%        0.39%        0.45%        0.02%        0.50%
                620 - 659      0.16%        0.21%        0.12%        0.07%        0.78%        0.76%        0.09%        1.24%
                660 - 699      0.00%        0.04%        0.04%        0.02%        0.56%        0.59%        0.05%        0.73%
                700 - 740      0.00%        0.00%        0.00%        0.02%        0.13%        0.29%        0.01%        0.16%
                  740 +        0.00%        0.00%        0.03%        0.00%        0.06%        0.15%        0.00%        0.06%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
         Fixed
      Not Full Doc         Combined LTV
                           --------------------------------------------------------------------------------------------------------
                             0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range    Less than 560    0.05%        0.02%        0.00%        0.00%        0.10%        0.01%        0.00%        0.00%
                560 - 599      0.07%        0.08%        0.03%        0.03%        0.14%        0.02%        0.00%        0.00%
                600 - 619      0.02%        0.04%        0.01%        0.01%        0.05%        0.01%        0.00%        0.04%
                620 - 659      0.05%        0.07%        0.15%        0.01%        0.31%        0.24%        0.03%        0.67%
                660 - 699      0.06%        0.02%        0.00%        0.00%        0.21%        0.20%        0.05%        0.73%
                700 - 740      0.01%        0.04%        0.00%        0.00%        0.07%        0.09%        0.06%        0.22%
                  740 +        0.00%        0.00%        0.00%        0.00%        0.13%        0.03%        0.01%        0.18%
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
    Amortizing ARM
       Full Doc            Combined LTV
                           --------------------------------------------------------------------------------------------------------
                             0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range    Less than 560    0.59%        0.82%        0.77%        0.36%        2.01%        3.74%        0.03%        0.00%
                560 - 599      0.20%        0.45%        0.38%        0.19%        1.03%        5.35%        0.42%        0.02%
                600 - 619      0.03%        0.26%        0.22%        0.32%        0.64%        1.95%        0.10%        0.25%
                620 - 659      0.09%        0.23%        0.19%        0.24%        2.86%        2.99%        0.12%        0.31%
                660 - 699      0.01%        0.02%        0.09%        0.01%        1.50%        1.30%        0.14%        0.02%
                700 - 740      0.01%        0.01%        0.04%        0.04%        0.55%        0.73%        0.08%        0.09%
                  740 +        0.00%        0.00%        0.00%        0.00%        0.11%        0.41%        0.00%        0.02%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
    Amortizing ARM
     Not Full Doc         Combined LTV
                          ---------------------------------------------------------------------------------------------------------
                            0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range   Less than 560    0.31%        0.96%        0.85%        0.17%        1.21%        0.39%        0.00%        0.00%
               560 - 599      0.41%        0.45%        0.36%        0.16%        1.03%        0.91%        0.03%        0.00%
               600 - 619      0.13%        0.24%        0.21%        0.06%        0.55%        1.47%        0.02%        0.04%
               620 - 659      0.25%        0.35%        0.29%        0.20%        6.00%        1.81%        0.13%        0.12%
               660 - 699      0.10%        0.19%        0.18%        0.17%        4.80%        0.71%        0.23%        0.40%
               700 - 740      0.00%        0.02%        0.07%        0.01%        1.91%        0.11%        0.12%        0.19%
                 740 +        0.04%        0.12%        0.04%        0.06%        1.05%        0.03%        0.09%        0.08%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
  Non-Amortizing ARM
       Full Doc           Combined LTV
                          ---------------------------------------------------------------------------------------------------------
                            0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range   Less than 560    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
               560 - 599      0.01%        0.03%        0.00%        0.07%        2.56%        0.93%        0.02%        0.00%
               600 - 619      0.00%        0.06%        0.08%        0.10%        1.82%        0.98%        0.09%        0.05%
               620 - 659      0.01%        0.04%        0.32%        0.13%        4.02%        1.27%        0.14%        0.15%
               660 - 699      0.03%        0.00%        0.03%        0.07%        3.25%        0.42%        0.04%        0.07%
               700 - 740      0.00%        0.00%        0.07%        0.00%        1.28%        0.24%        0.00%        0.00%
                 740 +        0.00%        0.00%        0.00%        0.00%        0.56%        0.08%        0.00%        0.02%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
  Non-Amortizing ARM
     Not Full Doc         Combined LTV
                          ---------------------------------------------------------------------------------------------------------
                            0% - 60%   60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% - 100%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range   Less than 560    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
               560 - 599      0.00%        0.00%        0.00%        0.00%        0.03%        0.00%        0.00%        0.00%
               600 - 619      0.00%        0.00%        0.00%        0.00%        0.06%        0.02%        0.00%        0.01%
               620 - 659      0.00%        0.01%        0.00%        0.00%        0.99%        0.00%        0.03%        0.07%
               660 - 699      0.00%        0.09%        0.08%        0.00%        1.81%        0.00%        0.00%        0.05%
               700 - 740      0.00%        0.00%        0.00%        0.00%        0.82%        0.00%        0.00%        0.04%
                 740 +        0.00%        0.00%        0.00%        0.00%        0.29%        0.00%        0.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------


1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:
2.    Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4.    Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)


             -------------------------------------------
             Should equal 100% ---->             100.00%
             -------------------------------------------

             ---------------------------------
             80% CLTV (%)              45.99%
             GT 80% CLTV (%)           38.60%
             ---------------------------------

------------------------------------------------------
Counterparty
------------------------------------------------------
Underwriter         Barclays Capital Inc.
Issuer              SABR 2005-FR5
Depositor           Securitized Asset Backed Receivables
Seller              Fremont Investment & Loan
Aggregator
Rep Provider        Fremont Investment & Loan
Master Servicer
Trustee             Wells Fargo
MI Provider         Radian
Monoline            MBIA
Credit Manager
Federal Tax Status  REMIC
------------------------------------------------------


------------------------------------------------------
Originators                   Group (%)     Total (%)
------------------------------------------------------
Fremont Investment & Loan       100%          100%
------------------------------------------------------



------------------------------------------------------
Servicers                     Group (%)     Total (%)
------------------------------------------------------
Countrywide                     100%          100%
------------------------------------------------------



------------------------------------------------------
   FICO                 AGG UPB                 AGG %
------------------------------------------------------
   < 500                        -               0.00%
 500 - 519             35,383,294               3.04%
 520 - 539             45,254,556               3.89%
 540 - 559             69,397,446               5.97%
 560 - 579             74,986,264               6.45%
 580 - 599            122,442,059              10.53%
 600 - 619            134,315,140              11.55%
 620 - 639            175,798,754              15.12%
 640 - 659            152,939,453              13.16%
 660 - 679            135,070,273              11.62%
 680 - 699             86,780,645               7.47%
 700 - 719             54,777,609               4.71%
 720 - 739             31,867,140               2.74%
 740 - 759             22,397,167               1.93%
 760 - 779             12,914,952               1.11%
 780 - 799              6,375,326               0.55%
 800 plus               1,789,548               0.15%
------------------------------------------------------



--------------------------------------------------------------------------------
Collateral Info                               Group                    TOTAL
--------------------------------------------------------------------------------
Gross WAC                                    7.378%                   7.315%
WA CLTV                                      81.85%                   82.21%
CLTV >80%                                    38.66%                   38.60%
CLTV >90%                                     8.24%                    9.37%
CLTV >95%                                     6.05%                    7.06%
LB <$50,000                                   2.24%                    1.68%
LB $50k - $100k                               7.05%                    5.66%
LB $100k - $150k                             14.14%                   10.50%
WA FICO                                       626.9                      630
<560 FICO                                    15.55%                   12.91%
560 - 600 FICO                               15.16%                   16.98%
SF / TH / PUD                                78.15%                   81.15%
2-4 Family                                   14.82%                   12.32%
Condo                                         7.01%                    6.52%
Manufactured Housing (MH)                     0.00%                    0.00%
Other                                         0.02%                    0.01%
Primary                                      91.33%                   92.34%
Second                                        0.84%                    1.23%
Investment                                    7.84%                    6.43%
Full / Alt                                   63.72%                   61.40%
Stated / Limited                             36.28%                   38.60%
NINA                                          0.00%                    0.00%
1st Lien                                     96.12%                   94.51%
2nd Lien                                      3.88%                    5.49%
State 1                                          CA                       CA
%                                            17.67%                   28.12%
State 2                                          FL                       NY
%                                            12.47%                   12.10%
State 3                                          NY                       FL
%                                            11.68%                   11.00%
State 4                                          NJ                       NJ
%                                             7.96%                    7.32%
State 5                                          IL                       MD
%                                             5.93%                    4.82%
ARM / HYB                                    86.09%                   85.59%
Fixed                                        13.91%                   14.41%
Purchase                                     52.48%                   54.23%
Refi-RT                                       0.71%                    0.62%
Refi-CO                                      46.82%                   45.15%
Size                                   $723,846,755           $1,162,489,625
AVG Balance                                $169,917                 $203,126
Loan Count                                    4,260                    5,723
Interest Only (IO)                           16.12%                   23.44%
Negative Amortization                         0.00%                    0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 GWAC            AGG ARM UPB             ARM %     AGG FIX UPB        FIX %
--------------------------------------------------------------------------------
0 - 4.5                    -             0.00%               -           0.00%
4.5 - 5                    -             0.00%               -           0.00%
5 - 5.5           15,786,109             1.59%               -           0.00%
5.5 - 6           94,243,503             9.47%       5,362,430           3.20%
6 - 6.5          176,244,126            17.71%      24,639,356          14.71%
6.5 - 7          216,596,417            21.77%      27,836,197          16.62%
7 - 7.5          167,678,956            16.85%      17,807,622          10.63%
7.5 - 8          163,385,987            16.42%      14,966,687           8.94%
8 - 8.5           91,662,894             9.21%       6,894,921           4.12%
8.5 - 9           43,428,127             4.36%      10,463,006           6.25%
9 - 9.5           12,041,411             1.21%      14,773,457           8.82%
9.5 - 10           6,488,631             0.65%      17,002,375          10.15%
10 - 10.5          2,192,709             0.22%       9,086,418           5.43%
10.5 - 11          3,598,837             0.36%       8,786,427           5.25%
11 - 11.5            533,880             0.05%       6,920,797           4.13%
11.5 - 12            984,319             0.10%       1,281,355           0.77%
12 - 12.5            163,367             0.02%       1,460,663           0.87%
12.5 - 13                                               76,639           0.05%
13 - 13.5                                               82,036           0.05%
13.5 - 14                                               19,968           0.01%
14 - 14.5
14.5 +
--------------------------------------------------------------------------------



------------------------------------------------------
Ratings
------------------------------------------------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating
------------------------------------------------------



------------------------------------------------------
Credit Enhancement
------------------------------------------------------
Subordination (not including OC)            15.85%
Prefund OC (%)                               2.95%
Initial Target OC (%)                        2.95%
Stepdown OC (%)                              5.90%
Stepdown Date                           11/25/2008
Excess Interest (12m Avg, Fwd Libor)
------------------------------------------------------



Notes

All non-dollar amount numbers should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


[LOGO - BARCLAYS]

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


Entire Pool

                                                                    % of
                                                                Mortgage
                                                            Loan Pool by
                                              Aggregate        Aggregate         Weighted         Weighted
                                Number          Cut-off          Cut-off          Average          Average         Weighted
                                    of             Date             Date            Gross        Remaining          Average
Back Debt to Income           Mortgage        Principal        Principal         Interest             Term         Original
Ratio Entire Pool                Loans          Balance          Balance             Rate         (months)          LTV (%)
---------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                         32   $    8,666,195             0.75            7.273              356            81.31
10.00 - 19.99                      128       24,613,471             2.12            7.264              355            82.51
20.00 - 24.99                      135       25,120,667             2.16            7.389              355            80.41
25.00 - 29.99                      351       62,897,816             5.41            7.345              356            81.36
30.00 - 34.99                      510       92,170,363             7.93            7.386              355            81.38
35.00 - 39.99                      781      147,252,296            12.67            7.406              355            82.47
40.00 - 44.99                    1,163      234,576,113            20.18            7.300              356            82.28
45.00 - 49.99                    2,016      424,705,006            36.53            7.241              356            83.13
50.00 - 54.99                      606      142,263,216            12.24            7.409              356            80.33
55.00 >=                             1          224,481             0.02            7.350              357            79.51
---------------------------------------------------------------------------------------------------------------------------
Total:                           5,723   $1,162,489,625           100.00            7.315              356            82.21
---------------------------------------------------------------------------------------------------------------------------
Minimum: 2.39
Maximum: 55.00
Weighted Average: 42.33



Interest Only Loans

                                                                    % of
                                                                Mortgage
                                                            Loan Pool by
                                              Aggregate        Aggregate         Weighted         Weighted
                                Number          Cut-off          Cut-off          Average          Average         Weighted
                                    of             Date             Date            Gross        Remaining          Average
Back Debt to Income           Mortgage        Principal        Principal         Interest             Term         Original
Ratio IO Loans Only              Loans          Balance          Balance             Rate         (months)          LTV (%)
---------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                          2   $      644,350             0.24            6.555              357            83.42
10.00 - 19.99                       16        4,881,728             1.79            6.276              357            80.31
20.00 - 24.99                       15        5,655,639             2.08            6.207              357            79.32
25.00 - 29.99                       46       14,664,038             5.38            6.427              357            80.07
30.00 - 34.99                       76       20,566,808             7.55            6.662              357            80.75
35.00 - 39.99                      122       33,911,106            12.44            6.609              357            81.81
40.00 - 44.99                      206       61,509,019            22.57            6.528              357            81.16
45.00 - 49.99                      434      127,842,446            46.92            6.459              357            81.79
50.00 - 54.99                       10        2,820,586             1.04            6.213              357            82.30
---------------------------------------------------------------------------------------------------------------------------
Total:                             927   $  272,495,719           100.00            6.496              357            81.41
---------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 52.15
Weighted Average: 42.19



3. Range of Original LTV
Ratios (%) IO Only

                                                                    % of
                                                                Mortgage
                                                            Loan Pool by
                                              Aggregate        Aggregate         Weighted         Weighted
                                Number          Cut-off          Cut-off          Average          Average         Weighted
                                    of             Date             Date            Gross        Remaining          Average
Range of Original LTV         Mortgage        Principal        Principal         Interest             Term         Original
LTV Ratios (%) IO Only           Loans          Balance          Balance             Rate         (months)         CLTV (%)
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                        1   $      165,000             0.06            5.500              357            50.00
50.01 - 55.00                        2          288,288             0.11            5.442              357            52.95
55.01 - 60.00                        1          116,000             0.04            6.750              357            58.00
60.01 - 65.00                        4        1,328,999             0.49            7.228              356            62.33
65.01 - 70.00                        5        1,461,599             0.54            6.180              357            70.00
70.01 - 75.00                       16        6,681,655             2.45            5.955              357            74.14
75.01 - 80.00                      703      207,569,682            76.17            6.429              357            79.95
80.01 - 85.00                       72       20,144,623             7.39            6.517              357            84.26
85.01 - 90.00                       91       25,638,493             9.41            6.801              357            89.37
90.01 - 95.00                       11        3,743,401             1.37            7.107              357            94.83
95.01 - 100.00                      21        5,357,979             1.97            7.791              357           100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                             927   $  272,495,719           100.00            6.496              357            81.41
---------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



4. FICO Score IO Only

                                                                    % of
                                                                Mortgage
                                                            Loan Pool by
                                              Aggregate        Aggregate         Weighted         Weighted
                                Number          Cut-off          Cut-off          Average          Average         Weighted
                                    of             Date             Date            Gross        Remaining          Average
                              Mortgage        Principal        Principal         Interest             Term         Original
FICO Score IO Only               Loans          Balance          Balance             Rate         (months)         CLTV (%)
---------------------------------------------------------------------------------------------------------------------------
561 - 580                           15   $    2,932,279             1.08            6.983              357            80.36
581 - 600                          176       42,382,257            15.55            6.730              357            81.94
601 - 620                          135       36,177,538            13.28            6.663              357            82.39
621 - 640                          135       39,911,710            14.65            6.419              357            82.13
641 - 660                          145       44,639,148            16.38            6.357              357            81.42
661 - 680                          113       41,479,033            15.22            6.573              357            81.03
681 - 700                           89       25,537,755             9.37            6.354              357            79.59
701 - 720                           56       20,411,967             7.49            6.279              357            80.77
721 - 740                           26        7,899,091             2.90            6.351              357            80.86
741 - 760                           18        5,632,183             2.07            6.304              357            80.68
761 - 780                           12        3,925,613             1.44            6.245              357            81.31
781 - 800                            6        1,347,145             0.49            6.567              357            82.22
801 >=                               1          220,000             0.08            5.850              357            80.00
---------------------------------------------------------------------------------------------------------------------------
Total:                             927   $  272,495,719           100.00            6.496              357            81.41
---------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 572
Maximum: 813
Non-Zero Weighted Average: 650



Silent Seconds

                                                                    % of
                                                                Mortgage
                                                            Loan Pool by
                                              Aggregate        Aggregate         Weighted         Weighted
                                Number          Cut-off          Cut-off          Average          Average         Weighted
                                    of             Date             Date            Gross        Remaining          Average
Back Debt to Income           Mortgage        Principal        Principal         Interest             Term         Original
Ratio Silent Seconds             Loans          Balance          Balance             Rate         (months)          LTV (%)
---------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                          8   $    2,476,302             0.48            7.395              357            85.44
10.00 - 19.99                       35        8,369,844             1.63            6.753              355            83.00
20.00 - 24.99                       38        9,596,996             1.87            6.807              357            81.70
25.00 - 29.99                      109       25,446,107             4.95            6.925              357            81.52
30.00 - 34.99                      182       40,247,831             7.83            7.046              357            81.39
35.00 - 39.99                      298       64,899,041            12.62            7.031              357            82.02
40.00 - 44.99                      455      111,934,291            21.77            6.894              357            81.47
45.00 - 49.99                      894      232,301,824            45.18            6.805              357            81.34
50.00 - 54.99                       96       18,892,378             3.67            7.226              357            84.11
---------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   $  514,164,614           100.00            6.895              357            81.62
---------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 54.96
Weighted Average: 42.32

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO - BARCLAYS CAPITAL]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records






1. FICO Score (1ST Lien Only)

                                                                                                        Weighted
                                             Percent      Weighted                                       Average
FICO                       Number of              of       Average           Percent  Percent              Gross  Weighted   Percent
Score                       Mortgage           Total      Combined      Max     Full    Owner  Percent  Interest   Average    Silent
(1ST Lien Only)                Loans            Deal  Original LTV      LTV      Doc      Occ       IO      Rate    Margin    Second
------------------------------------------------------------------------------------------------------------------------------------
<= 519                           170      35,383,294         73.63    85.00    62.09    92.97     0.00     8.621     6.937      2.50
520 - 539                        209      45,254,556         76.23    90.00    67.16    93.59     0.00     8.160     6.836      5.08
540 - 559                        319      68,856,944         80.09    92.88    72.41    96.42     0.00     7.876     6.771     16.78
560 - 579                        349      73,804,115         82.01    95.00    79.86    95.85     1.37     7.739     6.695     34.52
580 - 599                        511     115,767,754         81.21   100.00    75.21    92.34    35.79     7.223     6.358     40.93
600 - 619                        520     128,158,307         82.75   100.00    73.16    93.52    29.76     7.097     6.256     32.94
620 - 639                        682     162,684,147         81.18   100.00    59.79    91.96    23.71     7.010     6.205     50.41
640 - 659                        543     142,689,536         81.95   100.00    55.84    91.46    31.39     6.812     6.043     58.49
660 - 679                        432     122,700,609         81.71   100.00    47.32    92.85    34.67     6.845     6.107     66.35
680 - 699                        306      81,352,432         81.39   100.00    46.59    91.26    32.49     6.769     5.995     63.96
700 - 719                        189      51,588,234         82.65   100.00    53.73    88.32    37.86     6.733     5.992     69.63
720 - 739                        105      30,012,466         82.72   100.00    45.70    83.77    29.71     6.862     6.100     67.48
740 - 759                         72      20,193,831         81.91   100.00    31.93    82.58    24.77     6.730     5.949     70.23
760 - 779                         47      12,290,182         81.59   100.00    53.43    75.08    37.07     6.754     5.960     73.65
780 - 799                         20       6,144,057         82.16   100.00    38.49    77.97    18.07     6.762     6.092     76.38
800 >=                             8       1,742,676         81.77    90.00    76.63    65.22    26.21     6.691     5.853     76.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                         4,482   1,098,623,140         81.22   100.00    61.26    91.93    24.80     7.156     6.282     46.80
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 629



2. 2nd Lien FICO Score

                                                                                                        Weighted
2nd                                          Percent      Weighted                                       Average
Lien                       Number of              of       Average           Percent  Percent              Gross  Weighted   Percent
FICO                        Mortgage           Total      Combined      Max     Full    Owner  Percent  Interest   Average    Silent
Score                          Loans            Deal  Original LTV      LTV      Doc      Occ       IO      Rate    Margin    Second
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                         42         540,502         96.44   100.00    99.05    98.61     0.00    11.085     0.000      0.00
560 - 579                         92       1,182,148         94.36   100.00   100.00    99.56     0.00    11.945     0.000      0.00
580 - 599                        162       6,674,305         99.27   100.00    99.60    99.06     0.00    11.024     0.000      0.00
600 - 619                        129       6,156,833         99.46   100.00    93.35    99.79     0.00    10.669     0.000      0.00
620 - 639                        235      13,114,608         99.43   100.00    67.63    99.81     0.00    10.468     0.000      0.00
640 - 659                        186      10,249,917         99.54   100.00    59.62    99.42     0.00     9.627     0.000      0.00
660 - 679                        185      12,369,664         99.74   100.00    48.63    99.65     0.00     9.538     0.000      0.00
680 - 699                         85       5,428,212         99.41   100.00    51.66    99.60     0.00     9.422     0.000      0.00
700 - 719                         55       3,189,374         98.74   100.00    46.18    98.70     0.00     9.421     0.000      0.00
720 - 739                         28       1,854,674         99.54   100.00    27.59    97.16     0.00     9.431     0.000      0.00
740 - 759                         26       2,203,336         98.90   100.00    15.52    99.49     0.00     9.719     0.000      0.00
760 - 779                         10         624,771         99.39   100.00    46.22    95.13     0.00     9.422     0.000      0.00
780 - 799                          5         231,269        100.00   100.00    53.80   100.00     0.00     9.444     0.000      0.00
800 >=                             1          46,872        100.00   100.00   100.00   100.00     0.00     8.500     0.000      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         1,241      63,866,485         99.32   100.00    63.72    99.41     0.00    10.050     0.000      0.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651



3

FRM%: 14.41
ARM%: 85.59



4. IO FICO Score

                                                                                               Weighted
                                             Percent      Weighted                              Average
IO                         Number of              of       Average           Percent  Percent     Gross  Weighted  Percent
FICO                        Mortgage           Total      Combined      Max     Full    Owner  Interest   Average   Silent
Score                          Loans            Deal  Original LTV      LTV      Doc      Occ      Rate    Margin   Second
--------------------------------------------------------------------------------------------------------------------------
560 - 579                          5       1,010,160         78.59    84.38   100.00   100.00     6.848     6.108    63.04
580 - 599                        175      41,428,359         81.89    95.00    99.13   100.00     6.748     6.039    74.33
600 - 619                        142      38,142,566         82.42   100.00    97.10   100.00     6.656     5.938    65.44
620 - 639                        133      38,576,640         81.90   100.00    95.47   100.00     6.442     5.704    68.60
640 - 659                        145      44,791,790         81.61   100.00    75.44   100.00     6.353     5.630    70.40
660 - 679                        117      42,540,693         81.09   100.00    59.67   100.00     6.551     5.836    82.32
680 - 699                         90      26,432,713         79.61   100.00    76.04   100.00     6.374     5.651    87.03
700 - 719                         54      19,530,367         80.80   100.00    71.10   100.00     6.256     5.572    90.01
720 - 739                         29       8,917,491         80.76    90.00    51.17   100.00     6.411     5.709    79.83
740 - 759                         16       5,001,783         80.77    87.38    58.24   100.00     6.318     5.606    82.01
760 - 779                         14       4,556,013         81.13   100.00    78.56   100.00     6.238     5.567    94.34
780 - 799                          5       1,110,425         82.70    90.00    69.02    73.04     6.517     5.777   100.00
800 >=                             2         456,720         80.00    80.00   100.00   100.00     6.342     5.602   100.00
--------------------------------------------------------------------------------------------------------------------------
Total:                           927     272,495,719         81.41   100.00    81.24    99.89     6.496     5.779    75.99
--------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650



5. Range of Combined Original LTV Ratios (%) for Non-MI

Range of
Combined                                                    Percent
Original                                 Percent               FICO
LTV Ratios (%)                                of  Weighted     Less  Percent    Percent
for                                        Total   Average     Than     Full  Non-Owner
Non-MI                                      Deal      FICO      550      Doc        Occ
---------------------------------------------------------------------------------------
<= 50.00%                              8,962,442       587    28.73    52.66       7.17
50.01% - 60.00%                       22,908,486       587    24.76    43.17      10.02
60.01% - 70.00%                       25,030,078       572    42.39    45.37      15.60
70.01% - 80.00%                      128,281,930       620    15.56    61.21       9.44
80.01% - 85.00%                       45,130,122       573    45.00    83.85       7.25
85.01% - 90.00%                       47,530,724       627     3.48    86.50      35.27
90.01% - 95.00%                       10,539,734       628     0.11    86.24       2.73
95.01% - 100.00%                      82,120,169       655     0.00    59.76       0.66
---------------------------------------------------------------------------------------
Total:                               370,503,684       617    16.41    65.21      10.75
---------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%

6. Range of Original Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage           Original       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,524,954               0.39    13,884.57    11.211         96.97         613
$25,001 - $50,000                         414         15,061,909               1.29    36,310.62     9.996         99.22         647
$50,001 - $75,000                         413         25,571,263               2.19    61,776.30     9.477         90.92         633
$75,001 - $100,000                        463         40,628,226               3.49    87,570.66     8.507         85.53         620
$100,001 - $125,000                       541         60,771,432               5.22   112,116.69     8.023         84.09         621
$125,001 - $150,000                       446         61,331,177               5.27   137,247.44     7.857         82.69         618
$150,001 - $175,000                       420         67,877,290               5.83   161,300.30     7.499         81.88         621
$175,001 - $200,000                       405         75,996,078               6.52   187,257.91     7.343         80.50         627
$200,001 - $225,000                       325         69,515,479               5.97   213,453.75     7.159         81.04         624
$225,001 - $250,000                       255         60,696,924               5.21   237,563.72     7.234         79.89         619
$250,001 - $275,000                       225         59,128,486               5.08   262,259.97     7.105         81.23         624
$275,001 - $300,000                       210         60,602,839               5.20   288,049.68     6.976         80.33         627
$300,001 - $333,700                       259         82,210,813               7.06   316,784.48     7.091         82.48         624
$333,701 - $350,000                       113         38,603,247               3.31   340,807.62     6.941         81.55         626
$350,001 - $600,000                       761        337,800,443              29.00   442,991.18     6.920         81.96         640
$600,001 >=                               150        104,522,270               8.98   695,570.28     6.961         80.42         638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,164,842,829             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,400
Maximum: $1,000,000
Average: $203,537



7. Range of Cut-off Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Cut-off                             Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,484,717               0.39    13,884.57    11.211         96.97         613
$25,001 - $50,000                         415         15,082,586               1.30    36,343.58     9.991         99.22         647
$50,001 - $75,000                         412         25,463,623               2.19    61,804.91     9.479         90.91         633
$75,001 - $100,000                        463         40,545,216               3.49    87,570.66     8.507         85.53         620
$100,001 - $125,000                       547         61,403,999               5.28   112,255.94     8.021         84.14         620
$125,001 - $150,000                       442         60,763,452               5.23   137,473.87     7.853         82.64         618
$150,001 - $175,000                       423         68,320,033               5.88   161,513.08     7.501         81.89         621
$175,001 - $200,000                       402         75,364,718               6.48   187,474.42     7.334         80.46         628
$200,001 - $225,000                       328         70,096,873               6.03   213,709.98     7.162         81.09         623
$225,001 - $250,000                       251         59,705,013               5.14   237,868.58     7.238         79.81         620
$250,001 - $275,000                       224         58,758,689               5.05   262,315.58     7.104         81.23         624
$275,001 - $300,000                       211         60,789,904               5.23   288,103.81     6.971         80.18         627
$300,001 - $333,700                       261         82,742,654               7.12   317,021.66     7.103         82.56         624
$333,701 - $350,000                       113         38,564,066               3.32   341,274.92     6.903         81.56         626
$350,001 - $600,000                       758        336,068,539              28.91   443,362.19     6.922         81.96         640
$600,001 >=                               150        104,335,543               8.98   695,570.28     6.961         80.42         638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $203,126



8. Range of Gross Interest Rates (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Gross                               Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Interest                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Rates (%)                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.499%                            38         11,262,066               0.97   296,370.16     5.344         79.42         674
5.500% - 5.999%                           274         92,693,315               7.97   338,296.77     5.831         79.42         659
6.000% - 6.499%                           531        161,430,041              13.89   304,011.38     6.271         80.42         653
6.500% - 6.999%                         1,031        284,859,815              24.50   276,294.68     6.747         80.70         644
7.000% - 7.499%                           679        164,877,219              14.18   242,823.59     7.254         81.98         630
7.500% - 7.999%                           896        201,404,160              17.33   224,781.43     7.736         82.43         613
8.000% - 8.499%                           481         97,613,385               8.40   202,938.43     8.231         83.44         591
8.500% - 8.999%                           457         62,085,621               5.34   135,854.75     8.730         84.06         590
9.000% - 9.499%                           283         23,974,358               2.06    84,715.05     9.214         90.19         614
9.500% - 9.999%                           280         24,236,603               2.08    86,559.30     9.760         90.31         629
10.000% - 10.499%                         202         12,673,777               1.09    62,741.47    10.233         94.58         620
10.500% - 10.999%                         205         13,273,545               1.14    64,749.00    10.795         90.47         599
11.000% - 11.499%                         149          7,352,314               0.63    49,344.39    11.179         97.35         608
11.500% - 11.999%                          85          2,827,227               0.24    33,261.50    11.713         81.08         574
12.000% - 12.499%                          89          1,292,103               0.11    14,518.01    12.215         91.85         593
12.500% - 12.999%                          33            525,464               0.05    15,923.16    12.536         73.76         588
13.000% - 13.499%                           8             88,643               0.01    11,080.33    13.231         91.98         628
13.500% >=                                  2             19,968               0.00     9,983.78    13.674         85.00         572
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



9. Original Terms (month)

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 180                                    275          4,770,160               0.41    17,346.04    10.555         88.18         610
181 - 240                                  98          3,832,243               0.33    39,104.52     9.066         89.92         632
241 - 360                               5,350      1,153,887,222              99.26   215,679.85     7.296         82.16         630
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 359



10. Range of Remaining Terms (month)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Remaining                           Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                                     15            116,471               0.01     7,764.72    12.034         94.13         577
61 - 120                                  151          1,488,153               0.13     9,855.32    11.891         95.32         588
121 - 180                                 109          3,165,536               0.27    29,041.61     9.873         84.60         622
181 - 240                                  98          3,832,243               0.33    39,104.52     9.066         89.92         632
241 - 300                                   2            728,910               0.06   364,454.96     6.627         87.24         676
301 - 360                               5,348      1,153,158,312              99.20   215,624.22     7.297         82.16         630
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 356



11. Mortgage Insurance

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Mortgage Insurance                      Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Yes                                     3,277        791,985,941              68.13   241,680.18     7.014         81.88         636
No                                      2,446        370,503,684              31.87   151,473.30     7.960         82.93         617
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



12. Lien Position

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Lien                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Position                                Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                4,482      1,098,623,140              94.51   245,118.95     7.156         81.22         629
2nd Lien                                1,241         63,866,485               5.49    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



13. Seasoning

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Seasoning                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
3                                       4,938        989,863,245              85.15   200,458.33     7.324         82.33         630
4                                         709        152,913,668              13.15   215,675.13     7.290         81.30         627
5                                          66         17,337,178               1.49   262,684.52     7.057         82.64         628
6                                           9          2,121,018               0.18   235,668.64     7.416         87.95         650
8                                           1            254,517               0.02   254,517.07     6.250         90.00         689
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



14. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Combined                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Original                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
LTV Ratios (%)                          Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 25.00%                                   4            379,503               0.03    94,875.70     7.482         20.70         610
25.01% - 30.00%                             6            624,031               0.05   104,005.14     8.673         27.76         593
30.01% - 35.00%                             6          1,038,479               0.09   173,079.81     8.293         32.49         597
35.01% - 40.00%                            12          1,507,742               0.13   125,645.15     7.800         37.58         600
40.01% - 45.00%                            14          2,173,832               0.19   155,273.71     7.851         43.07         570
45.01% - 50.00%                            22          3,238,855               0.28   147,220.70     7.520         48.05         584
50.01% - 55.00%                            40          8,175,301               0.70   204,382.54     7.085         53.15         589
55.01% - 60.00%                            66         14,733,185               1.27   223,230.07     7.495         58.23         587
60.01% - 65.00%                           109         23,990,794               2.06   220,099.03     7.703         63.65         601
65.01% - 70.00%                           151         36,301,308               3.12   240,406.01     7.838         69.05         579
70.01% - 75.00%                           227         56,873,219               4.89   250,542.82     7.360         73.85         595
75.01% - 80.00%                         2,189        564,695,406              48.58   257,969.58     6.893         79.85         645
80.01% - 85.00%                           497        124,282,522              10.69   250,065.44     7.176         84.47         604
85.01% - 90.00%                           983        215,548,694              18.54   219,276.39     7.439         89.72         622
90.01% - 95.00%                           305         26,806,585               2.31    87,890.44     8.070         94.83         641
95.01% - 100.00%                        1,092         82,120,169               7.06    75,201.62     9.424         99.94         655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



15. Occupancy

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Occupancy                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 5,251      1,073,437,580              92.34   204,425.36     7.283         82.14         628
Investment                                417         74,734,507               6.43   179,219.44     7.746         83.88         651
Second Home                                55         14,317,538               1.23   260,318.88     7.503         79.24         632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Property                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 4,739        943,333,738              81.15   199,057.55     7.321         82.17         626
2-4 Family                                552        143,183,908              12.32   259,391.14     7.268         82.01         649
Condo                                     431         75,844,644               6.52   175,973.65     7.332         83.15         641
Modular                                     1            127,335               0.01   127,334.71    10.150         75.00         517
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Loan                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Purpose                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                3,353        630,382,878              54.23   188,005.63     7.314         83.74         646
Refinance - Cashout                     2,339        524,864,452              45.15   224,396.94     7.318         80.43         610
Refinance - Rate Term                      31          7,242,294               0.62   233,622.40     7.259         78.71         612
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Documentation                        Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Level                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      3,885        713,738,859              61.40   183,716.57     7.186         83.29         621
Stated Documentation                    1,767        430,426,476              37.03   243,591.67     7.528         80.34         646
Easy Documentation                         71         18,324,290               1.58   258,088.59     7.359         84.05         612
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



19. Product Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Product                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month/5 Yr IO              885        260,521,716              22.41   294,374.82     6.501         81.49         649
ARM - 3 Year/6 Month/5 Yr IO               42         11,974,003               1.03   285,095.31     6.392         79.73         670
ARM - 2 Year/6 Month                    2,988        692,863,778              59.60   231,882.12     7.424         81.36         619
ARM - 3 Year/6 Month                       86         19,105,929               1.64   222,161.96     7.181         83.25         631
ARM - 5 Year/6 Month                       30         10,563,846               0.91   352,128.21     6.813         81.44         643
Fixed                                   1,692        167,460,353              14.41    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



20. Geographical Distribution

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Geographical                         Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Distribution                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                              1,115        326,912,595              28.12   293,195.15     6.972         81.45         634
New York                                  490        140,698,956              12.10   287,140.73     7.231         81.48         643
Florida                                   732        127,821,506              11.00   174,619.54     7.472         82.16         624
Other                                   3,386        567,056,569              48.78   167,470.93     7.499         82.84         625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45



21. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                      4,359        926,976,743              79.74   212,658.12     7.214         81.93         629
None                                    1,364        235,512,882              20.26   172,663.40     7.715         83.30         632
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------



22. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                       1,364        235,512,882              20.26   172,663.40     7.715         83.30         632
12                                        715        174,538,294              15.01   244,109.50     7.395         81.59         638
24                                      3,095        639,856,528              55.04   206,738.78     7.200         82.19         627
36                                        549        112,581,922               9.68   205,067.25     7.013         81.03         629
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



23. FICO Score

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
FICO                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Score                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 520                                    182         38,619,650               3.32   212,195.88     8.579         74.12         511
521 - 540                                 208         44,994,121               3.87   216,317.89     8.166         76.31         531
541 - 560                                 373         70,131,996               6.03   188,021.44     7.895         80.43         552
561 - 580                                 459         79,758,628               6.86   173,766.07     7.761         82.23         570
581 - 600                                 677        121,170,891              10.42   178,982.11     7.427         82.25         591
601 - 620                                 642        133,539,977              11.49   208,006.19     7.271         83.44         610
621 - 640                                 907        176,238,662              15.16   194,309.44     7.229         82.46         631
641 - 660                                 745        156,192,760              13.44   209,654.71     7.013         83.13         650
661 - 680                                 592        129,230,379              11.12   218,294.56     7.112         83.48         669
681 - 700                                 380         83,759,108               7.21   220,418.71     6.912         82.51         690
701 - 720                                 247         56,034,778               4.82   226,861.45     6.908         83.57         710
721 - 740                                 125         30,137,921               2.59   241,103.37     6.983         83.52         731
741 - 760                                  98         22,334,602               1.92   227,904.10     7.012         83.72         748
761 - 780                                  55         12,572,185               1.08   228,585.18     6.896         82.44         769
781 - 800                                  25          6,221,141               0.54   248,845.65     6.888         82.88         789
801 >=                                      8          1,552,828               0.13   194,103.44     6.729         82.59         809
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  5,723      1,162,489,625             100.00   203,125.92     7.315         82.21         630
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 630

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

6. Range of Original Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average       Weighted   Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross        Average    Average
Date Principal                       Mortgage           Original       Cut-off Date      Current  Interest       Combined       FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate   Original LTV      Score
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                           2            100,000               0.01    49,880.34     7.950          73.33        654
$50,001 - $75,000                         154          9,602,713               0.96    62,228.96     8.874          81.48        610
$75,001 - $100,000                        299         26,380,216               2.65    88,044.73     7.970          81.24        608
$100,001 - $125,000                       414         46,551,939               4.67   112,234.31     7.727          82.22        612
$125,001 - $150,000                       365         50,290,084               5.04   137,518.31     7.615          81.17        614
$150,001 - $175,000                       367         59,281,944               5.95   161,231.54     7.394          81.51        620
$175,001 - $200,000                       339         63,564,196               6.38   187,143.72     7.273          80.28        624
$200,001 - $225,000                       298         63,805,877               6.40   213,691.85     7.169          81.16        621
$225,001 - $250,000                       230         54,681,013               5.49   237,311.51     7.243          80.01        616
$250,001 - $275,000                       206         54,141,766               5.43   262,320.86     7.129          81.67        626
$275,001 - $300,000                       196         56,561,399               5.67   288,056.35     6.964          80.49        628
$300,001 - $333,700                       235         74,522,110               7.48   316,510.20     7.097          82.44        622
$333,701 - $350,000                       104         35,522,297               3.56   340,752.87     6.952          81.38        624
$350,001 - $600,000                       676        300,215,579              30.11   443,251.24     6.922          82.11        639
$600,001 >=                               146        101,711,070              10.20   695,431.50     6.978          80.37        638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        996,932,202             100.00   246,844.27     7.159          81.42        628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,000
Maximum: $1,000,000
Average: $247,316



7. Range of Cut-off Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Cut-off                             Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                           2             99,761               0.01    49,880.34     7.950         73.33         654
$50,001 - $75,000                         154          9,583,260               0.96    62,228.96     8.874         81.48         610
$75,001 - $100,000                        299         26,325,374               2.65    88,044.73     7.970         81.24         608
$100,001 - $125,000                       419         47,089,069               4.73   112,384.41     7.726         82.29         612
$125,001 - $150,000                       362         49,870,085               5.01   137,762.67     7.612         81.11         614
$150,001 - $175,000                       369         59,571,212               5.99   161,439.60     7.399         81.52         620
$175,001 - $200,000                       337         63,141,656               6.35   187,363.96     7.261         80.25         625
$200,001 - $225,000                       299         63,955,056               6.43   213,896.51     7.174         81.21         621
$225,001 - $250,000                       228         54,157,431               5.44   237,532.59     7.246         79.94         617
$250,001 - $275,000                       205         53,788,294               5.41   262,381.92     7.129         81.68         625
$275,001 - $300,000                       197         56,758,517               5.70   288,114.30     6.959         80.33         628
$300,001 - $333,700                       237         75,075,371               7.55   316,773.72     7.111         82.54         621
$333,701 - $350,000                       104         35,491,103               3.57   341,260.60     6.909         81.39         624
$350,001 - $600,000                       673        298,590,085              30.01   443,670.26     6.925         82.12         639
$600,001 >=                               146        101,533,000              10.20   695,431.50     6.978         80.37         638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $997,139
Average: $246,844



8. Range of Gross Interest Rates (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Gross                               Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Interest                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Rates (%)                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.499%                            38         11,262,066               1.13   296,370.16     5.344         79.42         674
5.500% - 5.999%                           260         87,801,967               8.82   337,699.87     5.822         79.52         659
6.000% - 6.499%                           464        141,538,928              14.22   305,040.79     6.265         80.38         652
6.500% - 6.999%                           910        252,848,423              25.41   277,855.41     6.749         80.85         642
7.000% - 7.499%                           613        150,350,904              15.11   245,270.64     7.255         82.28         630
7.500% - 7.999%                           802        182,472,805              18.34   227,522.20     7.739         82.66         611
8.000% - 8.499%                           443         91,932,262               9.24   207,522.04     8.228         83.63         590
8.500% - 8.999%                           307         50,301,019               5.06   163,846.97     8.717         82.84         578
9.000% - 9.499%                            77         10,583,452               1.06   137,447.43     9.221         80.95         562
9.500% - 9.999%                            68          8,384,441               0.84   123,300.60     9.717         74.87         542
10.000% - 10.499%                          17          2,149,670               0.22   126,451.16    10.246         72.33         532
10.500% - 10.999%                          21          3,721,769               0.37   177,227.11    10.773         67.77         552
11.000% - 11.499%                           2            443,967               0.04   221,983.41    11.272         70.00         589
11.500% - 11.999%                           7          1,074,232               0.11   153,461.69    11.709         66.23         549
12.000% - 12.499%                           2            163,367               0.02    81,683.41    12.282         66.99         503
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 12.300%
Weighted Average: 7.159%



9. Original Terms (month)

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                               4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



10. Range of Remaining Terms (month)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Remaining                           Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                               4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 352
Maximum: 357
Weighted Average: 357



11. Mortgage Insurance

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Mortgage Insurance                      Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Yes                                     2,926        706,926,004              71.05   241,601.51     7.012         81.97         635
No                                      1,105        288,103,268              28.95   260,726.94     7.518         80.06         609
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



12. Lien Position

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Lien                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Position                                Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



13. Seasoning

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Seasoning                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
3                                       3,470        848,622,647              85.29   244,559.84     7.162         81.51         628
4                                         495        128,858,529              12.95   260,320.26     7.140         80.45         623
5                                          57         15,223,398               1.53   267,077.16     7.107         83.26         628
6                                           8          2,070,181               0.21   258,772.65     7.373         88.27         651
8                                           1            254,517               0.03   254,517.07     6.250         90.00         689
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



14. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Combined                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Original                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
LTV Ratios (%)                          Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 25.00%                                   3            225,924               0.02    75,308.13     8.048         19.70         565
25.01% - 30.00%                             2            224,293               0.02   112,146.36     7.483         28.81         566
30.01% - 35.00%                             4            460,153               0.05   115,038.33     8.581         33.90         587
35.01% - 40.00%                             7          1,029,030               0.10   147,004.34     7.494         37.99         596
40.01% - 45.00%                            12          1,934,368               0.19   161,197.33     7.887         43.06         565
45.01% - 50.00%                            18          2,678,965               0.27   148,831.41     7.378         48.24         584
50.01% - 55.00%                            30          6,633,492               0.67   221,116.40     7.083         53.06         583
55.01% - 60.00%                            51         12,448,203               1.25   244,082.41     7.513         58.29         580
60.01% - 65.00%                            88         19,064,095               1.92   216,637.44     7.852         63.65         599
65.01% - 70.00%                           132         31,459,809               3.16   238,331.88     7.883         69.06         575
70.01% - 75.00%                           193         49,661,007               4.99   257,310.92     7.410         73.88         591
75.01% - 80.00%                         2,020        524,379,446              52.70   259,593.78     6.885         79.86         645
80.01% - 85.00%                           429        108,775,730              10.93   253,556.48     7.190         84.51         599
85.01% - 90.00%                           855        191,594,856              19.26   224,087.55     7.446         89.75         618
90.01% - 95.00%                            77         21,272,419               2.14   276,265.18     7.468         94.84         643
95.01% - 100.00%                          110         23,187,482               2.33   210,795.29     8.145         99.93         663
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 81.42%



15. Occupancy

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Occupancy                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 3,642        917,679,111              92.23   251,971.20     7.115         81.24         626
Investment                                350         65,949,124               6.63   188,426.07     7.700         84.22         650
Second Home                                39         11,401,038               1.15   292,334.30     7.558         79.58         626
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Property                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 3,340        809,050,466              81.31   242,230.68     7.164         81.37         624
2-4 Family                                390        120,546,678              12.11   309,094.05     7.134         81.36         645
Condo                                     300         65,304,794               6.56   217,682.65     7.132         82.08         638
Modular                                     1            127,335               0.01   127,334.71    10.150         75.00         517
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Loan                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Purpose                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                2,255        549,203,188              55.19   243,549.09     7.068         82.39         645
Refinance - Cashout                     1,752        439,798,909              44.20   251,026.77     7.270         80.26         606
Refinance - Rate Term                      24          6,027,176               0.61   251,132.33     7.286         76.84         606
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Documentation                        Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Level                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      2,638        597,150,729              60.01   226,364.95     7.016         82.57         618
Stated Documentation                    1,335        381,478,138              38.34   285,751.41     7.373         79.47         644
Easy Documentation                         58         16,400,405               1.65   282,765.60     7.369         84.61         611
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



19. Product Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Product                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month/5 Yr IO              885        260,521,716              26.18   294,374.82     6.501         81.49         649
ARM - 3 Year/6 Month/5 Yr IO               42         11,974,003               1.20   285,095.31     6.392         79.73         670
ARM - 2 Year/6 Month                    2,988        692,863,778              69.63   231,882.12     7.424         81.36         619
ARM - 3 Year/6 Month                       86         19,105,929               1.92   222,161.96     7.181         83.25         631
ARM - 5 Year/6 Month                       30         10,563,846               1.06   352,128.21     6.813         81.44         643
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



20. Geographical Distribution

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Geographical                         Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Distribution                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                                802        285,789,544              28.72   356,346.07     6.780         80.54         632
New York                                  328        114,384,743              11.50   348,733.97     7.054         80.33         640
Florida                                   519        111,200,795              11.18   214,259.72     7.326         81.56         623
Other                                   2,382        483,654,190              48.61   203,045.42     7.369         82.15         623
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 43



21. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                      3,175        795,345,026              79.93   250,502.37     7.069         81.18         627
None                                      856        199,684,246              20.07   233,275.99     7.515         82.35         630
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------



22. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                         856        199,684,246              20.07   233,275.99     7.515         82.35         630
12                                        510        147,620,633              14.84   289,452.22     7.271         80.62         635
24                                      2,442        596,383,713              59.94   244,219.37     7.040         81.23         626
36                                        223         51,340,680               5.16   230,227.27     6.826         82.18         617
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



23. FICO Score

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
FICO                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Score                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 520                                    172         37,213,749               3.74   216,359.00     8.565         74.37         511
521 - 540                                 194         43,073,575               4.33   222,028.74     8.144         76.29         531
541 - 560                                 298         64,542,630               6.49   216,586.01     7.854         80.55         552
561 - 580                                 340         72,860,211               7.32   214,294.74     7.667         82.42         570
581 - 600                                 477        105,708,138              10.62   221,610.35     7.209         81.78         591
601 - 620                                 447        111,836,576              11.24   250,193.68     7.093         83.04         610
621 - 640                                 601        147,603,673              14.83   245,596.79     6.976         81.65         631
641 - 660                                 478        126,725,726              12.74   265,116.58     6.810         82.17         650
661 - 680                                 374        106,347,004              10.69   284,350.28     6.870         81.72         669
681 - 700                                 258         69,925,093               7.03   271,027.49     6.749         81.20         690
701 - 720                                 178         48,886,856               4.91   274,645.26     6.740         82.49         710
721 - 740                                  87         25,394,341               2.55   291,888.98     6.835         82.85         731
741 - 760                                  68         19,510,105               1.96   286,913.31     6.681         82.07         748
761 - 780                                  36          9,402,935               0.94   261,192.63     6.732         81.03         768
781 - 800                                  18          5,097,524               0.51   283,195.79     6.879         82.10         790
801 >=                                      5            901,136               0.09   180,227.15     6.479         78.79         812
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,031        995,029,272             100.00   246,844.27     7.159         81.42         628
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 628

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

6. Range of Original Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage           Original       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,524,954               2.68    13,884.57    11.211         96.97         613
$25,001 - $50,000                         412         14,961,909               8.92    36,244.75    10.010         99.40         647
$50,001 - $75,000                         259         15,968,550               9.51    61,507.15     9.840         96.60         648
$75,001 - $100,000                        164         14,248,010               8.49    86,706.35     9.502         93.48         641
$100,001 - $125,000                       127         14,219,493               8.47   111,733.24     8.992         90.23         649
$125,001 - $150,000                        81         11,041,093               6.58   136,026.86     8.961         89.65         637
$150,001 - $175,000                        53          8,595,346               5.12   161,776.41     8.223         84.42         632
$175,001 - $200,000                        66         12,431,882               7.40   187,844.44     7.701         81.60         646
$200,001 - $225,000                        27          5,709,602               3.40   210,825.88     7.044         79.70         649
$225,001 - $250,000                        25          6,015,911               3.58   239,884.03     7.153         78.82         650
$250,001 - $275,000                        19          4,986,720               2.97   261,599.78     6.839         76.35         610
$275,001 - $300,000                        14          4,041,440               2.41   287,956.22     7.144         78.08         621
$300,001 - $333,700                        24          7,688,703               4.58   319,470.12     7.033         82.82         644
$333,701 - $350,000                         9          3,080,950               1.84   341,440.32     6.824         83.47         651
$350,001 - $600,000                        85         37,584,864              22.38   440,922.99     6.900         80.73         650
$600,001 >=                                 4          2,811,200               1.67   700,635.72     6.311         82.56         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,910,627             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,400
Maximum: $740,000
Average: $99,238



7. Range of Cut-off Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Cut-off                             Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,484,717               2.68    13,884.57    11.211         96.97         613
$25,001 - $50,000                         413         14,982,825               8.95    36,278.03    10.005         99.40         647
$50,001 - $75,000                         258         15,880,364               9.48    61,551.80     9.844         96.59         648
$75,001 - $100,000                        164         14,219,842               8.49    86,706.35     9.502         93.48         641
$100,001 - $125,000                       128         14,314,930               8.55   111,835.39     8.993         90.23         648
$125,001 - $150,000                        80         10,893,367               6.51   136,167.09     8.959         89.64         638
$150,001 - $175,000                        54          8,748,821               5.22   162,015.20     8.200         84.44         631
$175,001 - $200,000                        65         12,223,062               7.30   188,047.11     7.711         81.55         647
$200,001 - $225,000                        29          6,141,817               3.67   211,786.81     7.043         79.90         645
$225,001 - $250,000                        23          5,547,582               3.31   241,199.22     7.163         78.52         656
$250,001 - $275,000                        19          4,970,396               2.97   261,599.78     6.839         76.35         610
$275,001 - $300,000                        14          4,031,387               2.41   287,956.22     7.144         78.08         621
$300,001 - $333,700                        24          7,667,283               4.58   319,470.12     7.033         82.82         644
$333,701 - $350,000                         9          3,072,963               1.84   341,440.32     6.824         83.47         651
$350,001 - $600,000                        85         37,478,454              22.38   440,922.99     6.900         80.73         650
$600,001 >=                                 4          2,802,543               1.67   700,635.72     6.311         82.56         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $737,982
Average: $98,972



8. Range of Gross Interest Rates (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Gross                               Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Interest                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Rates (%)                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
5.500% - 5.999%                            14          4,891,348               2.92   349,382.02     5.990         77.50         663
6.000% - 6.499%                            67         19,891,113              11.88   296,882.29     6.309         80.75         663
6.500% - 6.999%                           121         32,011,392              19.12   264,556.96     6.737         79.47         653
7.000% - 7.499%                            66         14,526,316               8.67   220,095.69     7.244         78.85         631
7.500% - 7.999%                            94         18,931,355              11.30   201,397.39     7.703         80.28         627
8.000% - 8.499%                            38          5,681,123               3.39   149,503.23     8.283         80.33         608
8.500% - 8.999%                           150         11,784,602               7.04    78,564.01     8.787         89.27         643
9.000% - 9.499%                           206         13,390,906               8.00    65,004.40     9.209         97.49         656
9.500% - 9.999%                           212         15,852,162               9.47    74,774.35     9.782         98.47         674
10.000% - 10.499%                         185         10,524,108               6.28    56,887.07    10.231         99.12         638
10.500% - 10.999%                         184          9,551,775               5.70    51,911.82    10.803         99.31         617
11.000% - 11.499%                         147          6,908,347               4.13    46,995.56    11.173         99.11         610
11.500% - 11.999%                          78          1,752,995               1.05    22,474.30    11.715         90.18         588
12.000% - 12.499%                          87          1,128,736               0.67    12,973.98    12.205         95.45         606
12.500% - 12.999%                          33            525,464               0.31    15,923.16    12.536         73.76         588
13.000% - 13.499%                           8             88,643               0.05    11,080.33    13.231         91.98         628
13.500% >=                                  2             19,968               0.01     9,983.78    13.674         85.00         572
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.990%
Maximum: 13.750%
Weighted Average: 8.246%



9. Original Terms (month)

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 180                                    275          4,770,160               2.85    17,346.04    10.555         88.18         610
181 - 240                                  98          3,832,243               2.29    39,104.52     9.066         89.92         632
241 - 360                               1,319        158,857,949              94.86   120,438.17     8.157         86.84         645
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 351



10. Range of Remaining Terms (month)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Remaining                           Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                                     15            116,471               0.07     7,764.72    12.034         94.13         577
61 - 120                                  151          1,488,153               0.89     9,855.32    11.891         95.32         588
121 - 180                                 109          3,165,536               1.89    29,041.61     9.873         84.60         622
181 - 240                                  98          3,832,243               2.29    39,104.52     9.066         89.92         632
241 - 300                                   2            728,910               0.44   364,454.96     6.627         87.24         676
301 - 360                               1,317        158,129,040              94.43   120,067.61     8.164         86.84         645
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 348



11. Mortgage Insurance

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Mortgage Insurance                      Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Yes                                       351         85,059,937              50.79   242,336.00     7.025         81.12         642
No                                      1,341         82,400,416              49.21    61,446.99     9.506         92.96         645
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



12. Lien Position

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Lien                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Position                                Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                  451        103,593,868              61.86   229,698.15     7.134         79.31         639
2nd Lien                                1,241         63,866,485              38.14    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



13. Seasoning

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Seasoning                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
3                                       1,468        141,240,597              84.34    96,212.94     8.295         87.27         643
4                                         214         24,055,139              14.36   112,407.19     8.091         85.85         648
5                                           9          2,113,780               1.26   234,864.43     6.697         78.19         626
6                                           1             50,837               0.03    50,836.58     9.200         75.00         622
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



14. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Combined                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Original                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
LTV Ratios (%)                          Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 25.00%                                   1            153,578               0.09   153,578.41     6.650         22.16         675
25.01% - 30.00%                             4            399,738               0.24    99,934.53     9.341         27.18         607
30.01% - 35.00%                             2            578,326               0.35   289,162.77     8.064         31.38         605
35.01% - 40.00%                             5            478,711               0.29    95,742.28     8.457         36.71         611
40.01% - 45.00%                             2            239,464               0.14   119,732.01     7.554         43.11         609
45.01% - 50.00%                             4            559,890               0.33   139,972.52     8.201         47.18         586
50.01% - 55.00%                            10          1,541,809               0.92   154,180.93     7.095         53.55         612
55.01% - 60.00%                            15          2,284,982               1.36   152,332.13     7.398         57.87         622
60.01% - 65.00%                            21          4,926,699               2.94   234,604.71     7.123         63.64         608
65.01% - 70.00%                            19          4,841,499               2.89   254,815.75     7.544         68.95         608
70.01% - 75.00%                            34          7,212,212               4.31   212,123.89     7.015         73.63         620
75.01% - 80.00%                           169         40,315,960              24.07   238,555.98     6.995         79.80         643
80.01% - 85.00%                            68         15,506,792               9.26   228,041.06     7.078         84.19         643
85.01% - 90.00%                           128         23,953,838              14.30   187,139.36     7.378         89.45         654
90.01% - 95.00%                           228          5,534,166               3.30    24,272.66    10.384         94.81         634
95.01% - 100.00%                          982         58,932,688              35.19    60,012.92     9.927         99.95         652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.16%
Maximum: 100.00%
Weighted Average: 86.95%



15. Occupancy

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Occupancy                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 1,609        155,758,469              93.01    96,804.52     8.273         87.43         643
Investment                                 67          8,785,384               5.25   131,125.13     8.091         81.35         657
Second Home                                16          2,916,501               1.74   182,281.29     7.285         77.93         654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Property                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 1,399        134,283,272              80.19    95,985.18     8.266         86.97         638
2-4 Family                                162         22,637,231              13.52   139,735.99     7.980         85.46         669
Condo                                     131         10,539,850               6.29    80,456.87     8.569         89.79         656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Loan                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Purpose                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                       587         85,065,544              50.80   144,915.75     7.566         81.28         635
Purchase                                1,098         81,179,691              48.48    73,934.14     8.976         92.86         653
Refinance - Rate Term                       7          1,215,119               0.73   173,588.37     7.128         87.98         642
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Documentation                        Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Level                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      1,247        116,588,130              69.62    93,494.89     8.054         86.99         637
Stated Documentation                      432         48,948,338              29.23   113,306.34     8.742         87.13         660
Easy Documentation                         13          1,923,885               1.15   147,991.13     7.279         79.23         626
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



19. Product Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Product                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                   1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



20. Geographical Distribution

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Geographical                         Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Distribution                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                                313         41,123,050              24.56   131,383.55     8.308         87.82         647
New York                                  162         26,314,213              15.71   162,433.42     8.002         86.47         656
Florida                                   213         16,620,711               9.93    78,031.50     8.447         86.17         634
Other                                   1,004         83,402,379              49.80    83,070.10     8.252         86.82         640
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 43



21. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                      1,184        131,631,717              78.60   111,175.44     8.088         86.50         644
None                                      508         35,828,636              21.40    70,528.81     8.828         88.59         643
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------



22. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                         508         35,828,636              21.40    70,528.81     8.828         88.59         643
12                                        205         26,917,660              16.07   131,305.66     8.076         86.91         656
24                                        653         43,472,815              25.96    66,573.99     9.387         95.30         643
36                                        326         61,241,242              36.57   187,856.57     7.170         80.07         639
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27



23. FICO Score

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
FICO                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Score                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 520                                     10          1,405,901               0.84   140,590.15     8.952         67.52         513
521 - 540                                  14          1,920,546               1.15   137,181.83     8.663         76.65         530
541 - 560                                  75          5,589,366               3.34    74,524.88     8.364         79.03         554
561 - 580                                 119          6,898,417               4.12    57,969.89     8.760         80.26         572
581 - 600                                 200         15,462,753               9.23    77,313.76     8.924         85.47         591
601 - 620                                 195         21,703,401              12.96   111,299.49     8.187         85.54         611
621 - 640                                 306         28,634,989              17.10    93,578.39     8.534         86.66         630
641 - 660                                 267         29,467,033              17.60   110,363.42     7.884         87.26         651
661 - 680                                 218         22,883,375              13.66   104,969.61     8.239         91.66         670
681 - 700                                 122         13,834,015               8.26   113,393.56     7.739         89.15         689
701 - 720                                  69          7,147,922               4.27   103,593.07     8.057         90.97         711
721 - 740                                  38          4,743,580               2.83   124,831.04     7.779         87.10         730
741 - 760                                  30          2,824,496               1.69    94,149.88     9.297         95.11         748
761 - 780                                  19          3,169,250               1.89   166,802.64     7.382         86.60         771
781 - 800                                   7          1,123,617               0.67   160,516.71     6.925         86.41         785
801 >=                                      3            651,692               0.39   217,230.59     7.075         87.84         806
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,692        167,460,353             100.00    98,971.84     8.246         86.95         644
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 501
Maximum: 810
Weighted Average: 644

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

6. Range of Original Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage           Original       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                           2            119,500               0.04    59,750.00     8.872        100.00         639
$75,001 - $100,000                         23          1,986,562               0.73    86,369.19     7.150         82.07         629
$100,001 - $125,000                        70          7,825,527               2.87   111,791.99     7.020         81.42         628
$125,001 - $150,000                        66          9,153,426               3.36   138,680.53     6.836         80.11         640
$150,001 - $175,000                        80         12,907,559               4.74   161,337.94     6.599         81.52         628
$175,001 - $200,000                        78         14,685,623               5.39   188,267.94     6.543         81.25         645
$200,001 - $225,000                        68         14,464,098               5.31   212,676.60     6.496         81.84         642
$225,001 - $250,000                        59         14,000,070               5.14   237,283.77     6.407         81.26         646
$250,001 - $275,000                        53         13,960,515               5.12   263,404.50     6.494         81.66         659
$275,001 - $300,000                        61         17,515,638               6.43   287,128.35     6.456         82.12         646
$300,001 - $333,700                        61         19,347,912               7.10   317,149.98     6.575         82.88         637
$333,701 - $350,000                        26          8,883,047               3.25   341,053.30     6.197         80.89         661
$350,001 - $600,000                       231        103,961,096              38.15   450,011.87     6.410         81.62         656
$600,001 >=                                49         33,717,970              12.37   688,084.56     6.532         79.76         656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,528,543             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,990



7. Range of Cut-off Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Cut-off                             Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                           2            119,500               0.04    59,750.00     8.872        100.00         639
$75,001 - $100,000                         23          1,986,491               0.73    86,369.19     7.150         82.07         629
$100,001 - $125,000                        70          7,825,440               2.87   111,791.99     7.020         81.42         628
$125,001 - $150,000                        66          9,152,915               3.36   138,680.53     6.836         80.11         640
$150,001 - $175,000                        80         12,907,035               4.74   161,337.94     6.599         81.52         628
$175,001 - $200,000                        78         14,684,899               5.39   188,267.94     6.543         81.25         645
$200,001 - $225,000                        68         14,462,009               5.31   212,676.60     6.496         81.84         642
$225,001 - $250,000                        59         13,999,742               5.14   237,283.77     6.407         81.26         646
$250,001 - $275,000                        53         13,960,439               5.12   263,404.50     6.494         81.66         659
$275,001 - $300,000                        61         17,514,829               6.43   287,128.35     6.456         82.12         646
$300,001 - $333,700                        62         19,674,493               7.22   317,330.53     6.580         82.91         636
$333,701 - $350,000                        25          8,539,042               3.13   341,561.67     6.170         80.74         664
$350,001 - $600,000                       231        103,952,742              38.15   450,011.87     6.410         81.62         656
$600,001 >=                                49         33,716,143              12.37   688,084.56     6.532         79.76         656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954



8. Range of Gross Interest Rates (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Gross                               Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Interest                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Rates (%)                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.499%                            27          7,996,421               2.93   296,163.73     5.324         79.35         674
5.500% - 5.999%                           171         59,393,704              21.80   347,331.60     5.814         79.97         662
6.000% - 6.499%                           236         71,478,634              26.23   302,875.57     6.245         80.96         650
6.500% - 6.999%                           293         82,547,813              30.29   281,733.15     6.707         81.26         648
7.000% - 7.499%                           113         29,900,740              10.97   264,608.32     7.232         83.56         635
7.500% - 7.999%                            62         16,739,525               6.14   269,992.34     7.729         83.60         634
8.000% - 8.499%                            21          4,008,383               1.47   190,875.37     8.169         91.01         629
8.500% - 8.999%                             3            371,000               0.14   123,666.67     8.774        100.00         664
9.500% - 9.999%                             1             59,500               0.02    59,500.00     9.500        100.00         655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



9. Original Terms (month)

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                                 927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



10. Range of Remaining Terms (month)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Remaining                           Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                 927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357



11. Mortgage Insurance

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Mortgage Insurance                      Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Yes                                       684        184,416,467              67.68   269,614.72     6.414         80.82         656
No                                        243         88,079,252              32.32   362,466.06     6.667         82.67         636
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



12. Lien Position

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Lien                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Position                                Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                  927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



13. Seasoning

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Seasoning                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
3                                         776        226,507,174              83.12   291,890.69     6.498         81.51         649
4                                         141         42,578,144              15.63   301,972.65     6.490         80.44         656
5                                           9          3,137,202               1.15   348,578.00     6.366         87.76         640
6                                           1            273,200               0.10   273,200.00     6.990         80.00         656
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



14. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Combined                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Original                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
LTV Ratios (%)                          Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                             1            165,000               0.06   165,000.00     5.500         50.00         688
50.01% - 55.00%                             2            288,288               0.11   144,144.00     5.442         52.95         669
55.01% - 60.00%                             1            116,000               0.04   116,000.00     6.750         58.00         579
60.01% - 65.00%                             4          1,328,999               0.49   332,249.73     7.228         62.33         665
65.01% - 70.00%                             5          1,461,599               0.54   292,319.80     6.180         70.00         615
70.01% - 75.00%                            16          6,681,655               2.45   417,603.41     5.955         74.14         650
75.01% - 80.00%                           703        207,569,682              76.17   295,262.71     6.429         79.95         654
80.01% - 85.00%                            72         20,144,623               7.39   279,786.43     6.517         84.26         628
85.01% - 90.00%                            91         25,638,493               9.41   281,741.69     6.801         89.37         632
90.01% - 95.00%                            11          3,743,401               1.37   340,309.17     7.107         94.83         627
95.01% - 100.00%                           21          5,357,979               1.97   255,141.87     7.791        100.00         655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



15. Occupancy

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Occupancy                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                   926        272,196,318              99.89   293,948.51     6.497         81.40         650
Second Home                                 1            299,401               0.11   299,401.00     5.900         90.00         790
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Property                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                   807        237,644,415              87.21   294,478.83     6.484         81.34         649
Condo                                      81         20,058,030               7.36   247,630.01     6.529         82.07         648
2-4 Family                                 39         14,793,274               5.43   379,314.71     6.642         81.64         666
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Loan                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Purpose                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                  659        192,943,557              70.81   292,782.33     6.515         80.89         656
Refinance - Cashout                       264         78,278,851              28.73   296,510.80     6.438         82.63         634
Refinance - Rate Term                       4          1,273,311               0.47   318,327.71     7.260         86.45         608
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Documentation                        Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Level                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        806        221,383,446              81.24   274,669.29     6.400         81.65         643
Stated Documentation                      111         47,562,205              17.45   428,488.34     6.900         79.45         681
Easy Documentation                         10          3,550,069               1.30   355,006.87     7.092         92.83         650
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



19. Product Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Product                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month/5 Yr IO              885        260,521,716              95.61   294,374.82     6.501         81.49         649
ARM - 3 Year/6 Month/5 Yr IO               42         11,974,003               4.39   285,095.31     6.392         79.73         670
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



20. Geographical Distribution

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Geographical                         Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Distribution                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                                347        132,719,045              48.71   382,475.64     6.352         80.64         653
Florida                                    91         21,563,743               7.91   236,964.21     6.653         82.37         646
New York                                   37         14,309,253               5.25   386,736.58     6.481         80.88         654
Other                                     452        103,903,678              38.13   229,875.39     6.650         82.28         646
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37



21. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        789        238,292,334              87.45   302,018.17     6.436         81.26         650
None                                      138         34,203,385              12.55   247,850.62     6.913         82.50         648
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------



22. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                         138         34,203,385              12.55   247,850.62     6.913         82.50         648
12                                         71         26,245,630               9.63   369,656.76     6.691         81.21         659
24                                        642        192,481,721              70.64   299,815.76     6.428         81.17         650
36                                         76         19,564,984               7.18   257,434.00     6.177         82.19         643
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24



23. FICO Score

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
FICO                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Score                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                  15          2,932,279               1.08   195,485.30     6.983         80.36         578
581 - 600                                 176         42,382,257              15.55   240,808.28     6.730         81.94         591
601 - 620                                 135         36,177,538              13.28   267,981.76     6.663         82.39         610
621 - 640                                 135         39,911,710              14.65   295,642.30     6.419         82.13         630
641 - 660                                 145         44,639,148              16.38   307,856.20     6.357         81.42         650
661 - 680                                 113         41,479,033              15.22   367,071.09     6.573         81.03         669
681 - 700                                  89         25,537,755               9.37   286,941.07     6.354         79.59         689
701 - 720                                  56         20,411,967               7.49   364,499.40     6.279         80.77         709
721 - 740                                  26          7,899,091               2.90   303,811.19     6.351         80.86         730
741 - 760                                  18          5,632,183               2.07   312,899.03     6.304         80.68         750
761 - 780                                  12          3,925,613               1.44   327,134.39     6.245         81.31         768
781 - 800                                   6          1,347,145               0.49   224,524.22     6.567         82.22         793
801 >=                                      1            220,000               0.08   220,000.00     5.850         80.00         813
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    927        272,495,719             100.00   293,954.39     6.496         81.41         650
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

6. Range of Original Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage           Original       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,524,954               7.02    13,884.57    11.211         96.97         613
$25,001 - $50,000                         411         14,911,909              23.30    36,212.48    10.017         99.61         647
$50,001 - $75,000                         236         14,505,700              22.66    61,322.68     9.950         99.40         652
$75,001 - $100,000                        124         10,708,149              16.74    86,215.37     9.999         99.48         650
$100,001 - $125,000                        72          8,026,246              12.55   111,298.51     9.925         99.71         664
$125,001 - $150,000                        43          5,832,016               9.11   135,376.92     9.917         99.62         657
$150,001 - $175,000                        17          2,752,600               4.30   161,678.74    10.013         99.50         645
$175,001 - $200,000                        15          2,756,700               4.31   183,489.59     9.758         98.74         681
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         64,018,274             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,400
Maximum: $195,000
Average: $51,586



7. Range of Cut-off Date Principal Balances ($)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Cut-off                             Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Date Principal                       Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Balances ($)                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323          4,484,717               7.02    13,884.57    11.211         96.97         613
$25,001 - $50,000                         412         14,933,318              23.38    36,245.92    10.012         99.61         647
$50,001 - $75,000                         235         14,422,163              22.58    61,370.91     9.955         99.40         652
$75,001 - $100,000                        124         10,690,706              16.74    86,215.37     9.999         99.48         650
$100,001 - $125,000                        72          8,013,493              12.55   111,298.51     9.925         99.71         664
$125,001 - $150,000                        43          5,821,207               9.11   135,376.92     9.917         99.62         657
$150,001 - $175,000                        17          2,748,539               4.30   161,678.74    10.013         99.50         645
$175,001 - $200,000                        15          2,752,344               4.31   183,489.59     9.758         98.74         681
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464



8. Range of Gross Interest Rates (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Gross                               Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Interest                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Rates (%)                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.999%                             4            264,888               0.41    66,221.99     7.990         99.24         668
8.000% - 8.499%                            11            774,978               1.21    70,452.54     8.381         99.96         701
8.500% - 8.999%                           111          6,108,665               9.56    55,033.02     8.879         99.49         686
9.000% - 9.499%                           193         11,723,942              18.36    60,745.82     9.218         99.68         668
9.500% - 9.999%                           207         15,293,086              23.95    73,879.64     9.788         99.55         677
10.000% - 10.499%                         182         10,337,656              16.19    56,800.31    10.234         99.37         638
10.500% - 10.999%                         183          9,480,304              14.84    51,804.94    10.803         99.49         618
11.000% - 11.499%                         146          6,789,276              10.63    46,501.89    11.177         99.44         611
11.500% - 11.999%                          76          1,533,189               2.40    20,173.54    11.682         96.34         594
12.000% - 12.499%                          87          1,128,736               1.77    12,973.98    12.205         95.45         606
12.500% - 12.999%                          31            323,155               0.51    10,424.34    12.559         93.01         585
13.000% - 13.499%                           8             88,643               0.14    11,080.33    13.231         91.98         628
13.500% >=                                  2             19,968               0.03     9,983.78    13.674         85.00         572
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%



9. Original Terms (month)

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
Original                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
<= 180                                    266          3,751,489               5.87    14,103.34    11.466         96.13         610
181 - 240                                  89          2,365,554               3.70    26,579.25    10.300         99.59         632
241 - 360                                 886         57,749,443              90.42    65,179.96     9.948         99.52         654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343



10. Range of Remaining Terms (month)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Remaining                           Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Terms                                Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
(month)                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                                     15            116,471               0.18     7,764.72    12.034         94.13         577
61 - 120                                  151          1,488,153               2.33     9,855.32    11.891         95.32         588
121 - 180                                 100          2,146,865               3.36    21,468.65    11.140         96.80         627
181 - 240                                  89          2,365,554               3.70    26,579.25    10.300         99.59         632
301 - 360                                 886         57,749,443              90.42    65,179.96     9.948         99.52         654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340



11. Mortgage Insurance

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Mortgage Insurance                      Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
No                                      1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



12. Lien Position

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Lien                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Position                                Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



13. Seasoning

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Seasoning                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
3                                       1,092         55,522,276              86.93    50,844.57    10.032         99.32         651
4                                         148          8,211,569              12.86    55,483.57    10.191         99.33         651
5                                           1            132,641               0.21   132,640.70     9.125        100.00         669
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



14. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage               Weighted
Range of                                                               Loan Pool by                Average      Weighted    Weighted
Combined                            Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Original                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
LTV Ratios (%)                          Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                             5             82,438               0.13    16,487.54    12.310         85.00         608
85.01% - 90.00%                            35          1,335,894               2.09    38,168.39    10.532         89.42         659
90.01% - 95.00%                           225          4,693,470               7.35    20,859.87    10.877         94.77         624
95.01% - 100.00%                          976         57,754,684              90.43    59,174.88     9.969         99.94         653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%



15. Occupancy

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
                                     Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Occupancy                               Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                 1,212         63,491,964              99.41    52,386.11    10.037         99.36         650
Investment                                 23            298,633               0.47    12,984.04    12.274         93.08         666
Second Home                                 6             75,889               0.12    12,648.14    12.244         95.00         682
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Property                             Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                 1,036         52,260,944              81.83    50,444.93    10.049         99.37         648
2-4 Family                                102          6,435,946              10.08    63,097.51    10.059         99.22         672
Condo                                     103          5,169,595               8.09    50,190.24    10.051         99.00         654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Loan                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Purpose                                 Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                  965         50,983,911              79.83    52,833.07    10.084         99.60         652
Refinance - Cashout                       273         12,847,532              20.12    47,060.56     9.910         98.23         644
Refinance - Rate Term                       3             35,042               0.05    11,680.83    12.384         93.63         581
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Documentation                        Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Level                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        913         40,698,672              63.72    44,576.86    10.018         99.28         637
Stated Documentation                      325         23,126,385              36.21    71,158.11    10.104         99.43         674
Easy Documentation                          3             41,428               0.06    13,809.31    12.442         88.58         620
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



19. Product Types

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Product                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Types                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                   1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



20. Geographical Distribution

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Geographical                         Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Distribution                            Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                                239         20,233,053              31.68    84,657.12     9.919         99.41         652
New York                                   99          7,616,945              11.93    76,938.84    10.040         99.12         667
Florida                                   149          6,374,286               9.98    42,780.44    10.154         99.25         652
Other                                     754         29,642,202              46.41    39,313.26    10.121         99.34         645
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40



21. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        819         45,511,846              71.26    55,570.02     9.995         99.31         650
None                                      422         18,354,640              28.74    43,494.41    10.187         99.36         652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------



22. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage               Weighted
Original                                                               Loan Pool by                Average      Weighted    Weighted
Prepayment                          Number of          Aggregate          Aggregate      Average     Gross       Average     Average
Penalty                              Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Term (months)                           Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                         422         18,354,640              28.74    43,494.41    10.187         99.36         652
12                                        139          8,878,684              13.90    63,875.43     9.916         99.43         665
24                                        612         33,706,911              52.78    55,076.65    10.034         99.25         647
36                                         68          2,926,250               4.58    43,033.09     9.794         99.60         647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22



23. FICO Score

                                                                      % of Mortgage               Weighted
                                                                       Loan Pool by                Average      Weighted    Weighted
                                    Number of          Aggregate          Aggregate      Average     Gross       Average     Average
FICO                                 Mortgage            Cut-off       Cut-off Date      Current  Interest      Combined        FICO
Score                                   Loans  Principal Balance  Principal Balance      Balance      Rate  Original LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                  47            601,317               0.94    12,793.97    11.168         96.30         554
561 - 580                                  98          1,589,106               2.49    16,215.37    11.721         94.99         573
581 - 600                                 162          6,625,607              10.37    40,898.81    10.987         99.48         590
601 - 620                                 125          6,025,920               9.44    48,207.36    10.688         99.46         611
621 - 640                                 232         12,985,622              20.33    55,972.51    10.454         99.43         630
641 - 660                                 191         10,575,943              16.56    55,371.43     9.614         99.56         651
661 - 680                                 179         12,191,437              19.09    68,108.59     9.524         99.74         670
681 - 700                                  84          5,175,311               8.10    61,610.84     9.444         99.38         688
701 - 720                                  56          3,389,479               5.31    60,526.41     9.396         98.81         711
721 - 740                                  25          1,600,496               2.51    64,019.86     9.494         99.47         729
741 - 760                                  26          2,203,336               3.45    84,743.68     9.719         98.90         747
761 - 780                                  10            624,771               0.98    62,477.06     9.422         99.39         769
781 - 800                                   5            231,269               0.36    46,253.86     9.444        100.00         791
801 >=                                      1             46,872               0.07    46,872.04     8.500        100.00         810
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,241         63,866,485             100.00    51,463.73    10.050         99.32         651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

NON-IO

Doc Stat = full
Occ Stat = owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             1.09%           1.09%           3.27%            0.31%     0.00%
>= 550 / < 570    0.43%           0.68%           1.69%            2.65%     0.01%
>= 570 / < 590    0.20%           0.44%           1.44%            2.03%     0.28%
>= 590 / < 610    0.34%           0.49%           1.57%            1.36%     0.65%
>= 610 / < 630    0.33%           0.68%           1.86%            1.29%     0.75%
>= 630 / < 650    0.27%           0.56%           2.29%            0.74%     0.72%
>= 650 / < 670    0.09%           0.23%           1.95%            0.63%     0.67%
>= 670 / < 690    0.01%           0.07%           1.21%            0.21%     0.35%
>= 690 / < 710    0.00%           0.06%           0.60%            0.20%     0.11%
>= 710 / < 730    0.01%           0.05%           0.32%            0.20%     0.13%
>= 730            0.01%           0.06%           0.41%            0.05%     0.15%


Doc Stat = not full
Occ Stat = owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.60%           1.03%           1.05%            0.00%     0.00%
>= 550 / < 570    0.43%           0.53%           0.76%            0.06%     0.00%
>= 570 / < 590    0.29%           0.36%           0.80%            0.03%     0.00%
>= 590 / < 610    0.31%           0.48%           1.06%            0.51%     0.04%
>= 610 / < 630    0.33%           0.51%           1.93%            0.73%     0.18%
>= 630 / < 650    0.38%           0.29%           3.89%            0.56%     0.34%
>= 650 / < 670    0.12%           0.14%           3.09%            0.61%     0.64%
>= 670 / < 690    0.21%           0.23%           2.40%            0.27%     0.51%
>= 690 / < 710    0.03%           0.17%           1.58%            0.18%     0.29%
>= 710 / < 730    0.02%           0.22%           0.75%            0.14%     0.21%
>= 730            0.10%           0.16%           1.60%            0.19%     0.29%


Doc Stat = full
Occ Stat = not owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.00%           0.10%           0.16%            0.00%     0.00%
>= 550 / < 570    0.02%           0.00%           0.07%            0.03%     0.00%
>= 570 / < 590    0.07%           0.11%           0.10%            0.10%     0.00%
>= 590 / < 610    0.01%           0.02%           0.21%            0.18%     0.00%
>= 610 / < 630    0.01%           0.03%           0.08%            0.28%     0.00%
>= 630 / < 650    0.01%           0.01%           0.17%            0.66%     0.00%
>= 650 / < 670    0.04%           0.00%           0.25%            0.50%     0.00%
>= 670 / < 690    0.00%           0.00%           0.17%            0.29%     0.00%
>= 690 / < 710    0.00%           0.00%           0.05%            0.22%     0.00%
>= 710 / < 730    0.00%           0.00%           0.11%            0.31%     0.00%
>= 730            0.00%           0.00%           0.12%            0.57%     0.00%


Doc Stat = not full
Occ Stat = not owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.09%           0.01%           0.20%            0.00%     0.00%
>= 550 / < 570    0.02%           0.01%           0.03%            0.00%     0.00%
>= 570 / < 590    0.08%           0.00%           0.05%            0.00%     0.00%
>= 590 / < 610    0.20%           0.04%           0.18%            0.07%     0.00%
>= 610 / < 630    0.02%           0.11%           0.28%            0.00%     0.00%
>= 630 / < 650    0.01%           0.07%           0.15%            0.01%     0.00%
>= 650 / < 670    0.02%           0.06%           0.15%            0.01%     0.00%
>= 670 / < 690    0.02%           0.08%           0.06%            0.00%     0.05%
>= 690 / < 710    0.01%           0.00%           0.14%            0.00%     0.00%
>= 710 / < 730    0.00%           0.00%           0.09%            0.02%     0.00%
>= 730            0.05%           0.01%           0.16%            0.01%     0.00%


IO

Doc Stat = full
Occ Stat = owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.00%           0.00%           0.00%            0.00%     0.00%
>= 550 / < 570    0.00%           0.00%           0.00%            0.00%     0.00%
>= 570 / < 590    0.02%           0.02%           1.47%            0.13%     0.00%
>= 590 / < 610    0.00%           0.23%           2.75%            0.55%     0.05%
>= 610 / < 630    0.01%           0.30%           2.56%            0.40%     0.01%
>= 630 / < 650    0.01%           0.28%           2.47%            0.27%     0.12%
>= 650 / < 670    0.00%           0.08%           2.29%            0.19%     0.06%
>= 670 / < 690    0.01%           0.14%           1.47%            0.04%     0.02%
>= 690 / < 710    0.01%           0.02%           1.29%            0.09%     0.02%
>= 710 / < 730    0.00%           0.10%           0.65%            0.08%     0.00%
>= 730            0.00%           0.00%           0.76%            0.00%     0.02%


Doc Stat = not full
Occ Stat = owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.00%           0.00%           0.00%            0.00%     0.00%
>= 550 / < 570    0.00%           0.00%           0.00%            0.00%     0.00%
>= 570 / < 590    0.00%           0.00%           0.00%            0.00%     0.00%
>= 590 / < 610    0.00%           0.00%           0.03%            0.00%     0.01%
>= 610 / < 630    0.00%           0.00%           0.08%            0.03%     0.03%
>= 630 / < 650    0.00%           0.01%           0.57%            0.00%     0.05%
>= 650 / < 670    0.00%           0.10%           1.05%            0.00%     0.00%
>= 670 / < 690    0.09%           0.00%           0.99%            0.00%     0.05%
>= 690 / < 710    0.00%           0.04%           0.43%            0.00%     0.04%
>= 710 / < 730    0.00%           0.00%           0.31%            0.00%     0.00%
>= 730            0.00%           0.00%           0.50%            0.00%     0.00%

Doc Stat = full
Occ Stat = not owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.00%           0.00%           0.00%            0.00%     0.00%
>= 550 / < 570    0.00%           0.00%           0.00%            0.00%     0.00%
>= 570 / < 590    0.00%           0.00%           0.00%            0.00%     0.00%
>= 590 / < 610    0.00%           0.00%           0.00%            0.00%     0.00%
>= 610 / < 630    0.00%           0.00%           0.00%            0.00%     0.00%
>= 630 / < 650    0.00%           0.00%           0.00%            0.00%     0.00%
>= 650 / < 670    0.00%           0.00%           0.00%            0.00%     0.00%
>= 670 / < 690    0.00%           0.00%           0.00%            0.00%     0.00%
>= 690 / < 710    0.00%           0.00%           0.00%            0.00%     0.00%
>= 710 / < 730    0.00%           0.00%           0.00%            0.00%     0.00%
>= 730            0.00%           0.00%           0.00%            0.03%     0.00%


Doc Stat = not full
Occ Stat = not owner occupied

                 < 70     >= 70 / < 80    >= 80 / < 90    >= 90 / < 100    >= 100
--------------   -----    ------------    ------------    -------------    ------
< 550             0.00%           0.00%           0.00%            0.00%     0.00%
>= 550 / < 570    0.00%           0.00%           0.00%            0.00%     0.00%
>= 570 / < 590    0.00%           0.00%           0.00%            0.00%     0.00%
>= 590 / < 610    0.00%           0.00%           0.00%            0.00%     0.00%
>= 610 / < 630    0.00%           0.00%           0.00%            0.00%     0.00%
>= 630 / < 650    0.00%           0.00%           0.00%            0.00%     0.00%
>= 650 / < 670    0.00%           0.00%           0.00%            0.00%     0.00%
>= 670 / < 690    0.00%           0.00%           0.00%            0.00%     0.00%
>= 690 / < 710    0.00%           0.00%           0.00%            0.00%     0.00%
>= 710 / < 730    0.00%           0.00%           0.00%            0.00%     0.00%
>= 730            0.00%           0.00%           0.00%            0.00%     0.00%

Deal Name:                    SABR 2005-FR5

                      #Of Laons   Balance         Avg balan    % of the pool   Seasoning   WAC      WARM   FICO   OLTV    CLTV
-------------------   ---------   -------------   ----------   -------------   ---------   ------   ----   ----   -----   ------
Aggregated pool           5,723   1,162,489,625   203,125.92             100           3    7.315    356    630   77.79   82.210
2nd lien                  1,241      63,866,485    51,463.73            5.49           3   10.050    340    651   18.79   99.320
IO loans only               927     272,495,719   293,954.39           23.44           3    6.496    357    650   81.41   81.410

rates:
9.5-10                      290      23,491,007    81,003.47            2.02           3    9.829    352    636   36.03   91.740
10.01-10.5                  192      11,279,127    58,745.45            0.97           3   10.328    346    610   30.42   94.210
10.51-11                    184      12,385,264    67,311.22            1.07           3   10.840    345    597   33.87   89.810
11.01-12                    232       9,720,351    41,898.06            0.84           3   11.356    325    600    25.7   92.670
12.01-13                    115       1,700,668    14,788.42            0.15           3   12.333    200    592   16.85   86.070
gt 13%                        9         102,003    11,333.70            0.01           3   13.333    141    621    4.99   90.420

FICO---
<=500                         6       1,421,432   236,905.33            0.12           3    8.400    357    500   67.43   67.430
501-525                     213      44,769,925   210,187.44            3.85           3    8.543    357    514   74.34   74.340
526-550                     292      63,027,532   215,847.71            5.42           3    8.036    356    538   77.66   77.750
551-575                     595     104,184,894   175,100.66            8.96           3    7.826    354    562   80.21   81.490
576-600                     793     141,271,504   178,148.18           12.15           3    7.469    355    589   78.29   82.450
601-625                     869     172,806,087   198,856.26           14.87           3    7.258    355    613   78.85   83.130
626-650                   1,054     220,995,903   209,673.53           19.01           3    7.128    355    638   77.53   82.650

Balance
<=50,000                    738      19,567,303    26,513.96            1.68           3   10.271    309    639   17.44   98.710
50,000-75,000               412      25,463,623    61,804.91            2.19           3    9.479    353    633   45.54   90.910
75,000-100,000              463      40,545,216    87,570.66            3.49           3    8.507    355    620   64.43   85.530
400,000-500,000             346     154,471,904   446,450.59           13.29           3    6.922    357    641   82.21   82.210
500,001-600,000             160      87,311,207   545,695.05            7.51           3    6.946    357    642   82.69   82.690
>600,000                    150     104,335,543   695,570.28            8.98           3    6.961    357    638   80.42   80.420

LTV
80-85                       497     124,282,522   250,065.44           10.69           3    7.176    356    604   84.42   84.470
85.01-90                    983     215,548,694   219,276.39           18.54           3    7.439    356    622   89.23   89.720
90.01-95                    305      26,806,585    87,890.44            2.31           3    8.070    340    641   80.16   94.830
95.01-100                 1,092      82,120,169    75,201.62            7.06           3    9.424    350    655   43.47   99.940

Stated doc                1,767     430,426,476   243,591.67           37.03           3    7.528    356    646   76.05   80.340
NO DOC
Limited/Limited Doc          71      18,324,290   258,088.59            1.58           3    7.359    355    612   83.86   84.050

2nd home                     55      14,317,538   260,318.88            1.23           3    7.503    356    632   78.77   79.240
investment property         417      74,734,507   179,219.44            6.43           3    7.746    356    651   83.53   83.880
cash out loans            2,339     524,864,452   224,396.94           45.15           3    7.318    356    610   78.45   80.430
condo                       431      75,844,644   175,973.65            6.52           3    7.332    356    641   77.69   83.150
2-4 family                  552     143,183,908   259,391.14           12.32           3    7.268    355    649   78.37   82.010

fixed rate                1,692     167,460,353    98,971.84           14.41           3    8.246    348    644   56.23   86.950
arm                       4,031     995,029,272   246,844.27           85.59           3    7.159    357    628   81.42   81.420

CA                        1,115     326,912,595   293,195.15           28.12           3    6.972    356    634    76.5   81.450
NY                          490     140,698,956   287,140.73            12.1           3    7.231    356    643   77.14   81.480
MI, LA, AL                  132      15,932,147   120,698.08            1.37           3    7.877    356    614   81.26   83.570
GA                          282      33,653,125   119,337.32            2.89           3    7.692    354    620    78.2   84.470

DTI
40-45                     1,161     234,136,194   201,667.69           20.14           3    7.301    356    635   77.31   82.250
45.01-50                  2,031     428,008,286   210,737.71           36.82           3    7.236    356    638   77.32   83.140
DTI > 50                    592     139,184,416   235,108.81           11.97           3    7.426    356    601   79.84   80.220

Silent 2nds               2,115     514,164,614   243,103.84           44.23           3    6.895    357    651   81.62   81.620
                      DTI     % Of Full Doc   % of Primary   % of (single family and PUD)   % of cashout   % of 2nd lien   IO %
-------------------   -----   -------------   ------------   ----------------------------   ------------   -------------   ------
Aggregated pool       42.33           61.40          92.34                          81.15          45.15            5.49    23.44
2nd lien              42.52           63.72          99.41                          81.83          20.12          100.00     0.00
IO loans only         42.19           81.24          99.89                          87.21          28.73            0.00   100.00

rates:
9.5-10                42.78           37.65          91.16                          77.55          29.73           69.78     0.00
10.01-10.5            42.39           66.01          91.67                          83.55          25.46           79.36     0.00
10.51-11              42.42           63.87          97.62                          87.02          34.00           69.40     0.00
11.01-12              41.53           58.60          97.58                          84.16          23.78           82.12     0.00
12.01-13              36.49           88.47          83.97                          63.22          41.51           78.50     0.00
gt 13%                43.92          100.00          78.06                          68.62          40.33          100.00     0.00

FICO---
<=500                 39.06           75.84         100.00                         100.00          79.24            0.00     0.00
501-525               43.50           64.16          92.70                          89.52          80.03            0.00     0.00
526-550               43.10           69.65          94.69                          85.73          74.17            0.09     0.00
551-575               43.12           76.32          96.56                          87.46          60.35            1.47     0.86
576-600               42.34           77.57          92.87                          87.15          53.96            5.11    31.44
601-625               41.55           71.26          93.48                          83.51          56.63            5.31    26.92
626-650               42.34           57.65          92.70                          80.16          37.73            6.39    25.42

Balance
<=50,000              41.61           80.01          98.09                          82.79          23.85           99.24     0.00
50,000-75,000         41.11           65.08          83.37                          85.35          29.09           56.64     0.47
75,000-100,000        40.46           70.95          88.65                          83.59          39.79           26.37     4.90
400,000-500,000       44.07           49.96          92.83                          68.70          46.78            0.00    27.91
500,001-600,000       42.02           58.65          89.44                          82.09          41.35            0.00    38.03
>600,000              42.19           49.03          94.75                          87.01          39.64            0.00    32.32

LTV
80-85                 42.34           74.03          91.68                          84.56          74.48            0.07    16.21
85.01-90              42.81           82.34          81.25                          78.35          48.24            0.62    11.89
90.01-95              43.20           65.46          98.93                          77.48          63.81           17.51    13.96
95.01-100             41.94           59.76          99.34                          82.23          22.90           70.33     6.52

Stated doc            43.22            0.00          93.78                          77.38          42.51            5.37    11.05
NO DOC
Limited/Limited Doc   38.84            0.00          83.34                          85.97          58.80            0.23    19.37

2nd home              41.50           53.21           0.00                          85.07          52.41            0.53     2.09
investment property   40.77           69.05           0.00                          65.29          44.03            0.40     0.00
cash out loans        42.48           63.09          92.30                          82.99         100.00            2.45    14.91
condo                 41.81           71.23          89.17                           0.00          37.38            6.82    26.45
2-4 family            43.91           45.44          86.13                           0.00          42.57            4.49    10.33

fixed rate            41.97           69.62          93.01                          80.19          50.80           38.14     0.00
arm                   42.39           60.01          92.23                          81.31          44.20            0.00    27.39

CA                    43.18           59.93          95.06                          89.08          45.11            6.19    40.60
NY                    44.23           37.08          92.00                          50.45          44.42            5.41    10.17
MI, LA, AL            39.86           67.84          88.38                          78.95          50.24            2.84     8.86
GA                    40.92           81.87          85.50                          94.46          32.18            7.70    20.23

DTI
40-45                 42.75           55.39          94.34                          83.14          39.76            6.15    26.27
45.01-50              47.89           59.19          95.16                          78.92          39.22            7.23    30.40
DTI > 50              52.81           65.97          85.20                          80.45          66.54            0.47     0.39

Silent 2nds           42.32           62.76          94.75                          79.98          17.86            0.00    40.27

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

1. Summary Statistics
As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 5,723
Aggregate Principal Balance ($): 1,162,489,625
Weighted Average Current Mortgage Rate (%): 7.315
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 82.21
% First Liens: 94.51
% Owner Occupied: 92.34
% Purchase: 54.23
% Full Documentation: 61.40
Non-Zero Weighted Average FICO Score: 630
Geographic Concentration in:
.....90.01 - 95.00% CLTV: CA-S(17%),NY(13%),NJ(12%),FL(11%),CA-N(8%),MD(5%),
IL(4%),VA(4%),MA(3%),GA(3%)
.....95.01 - 100.00% CLTV: CA-S(14%),FL(12%),CA-N(11%),NY(11%),NJ(8%),IL(5%),
MD(5%),MA(5%),GA(4%),VA(2%)



2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
Fixed - 5 Year                                           15            $116,471                0.01
Fixed - 10 Year                                         151           1,488,153                0.13
Fixed - 15 Year                                         109           3,165,536                0.27
Fixed - 20 Year                                          98           3,832,243                0.33
Fixed - 25 Year                                           2             728,910                0.06
Fixed - 30 Year                                       1,317         158,129,040               13.60
ARM - 2 Year/6 Month LIBOR                            2,988         692,863,778               59.60
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         885         260,521,716               22.41
ARM - 3 Year/6 Month LIBOR                               86          19,105,929                1.64
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          42          11,974,003                1.03
ARM - 5 Year/6 Month LIBOR                               30          10,563,846                0.91
-----------------------------------------------   ---------   -----------------   -----------------
Total:                                                5,723      $1,162,489,625              100.00
                                                  Weighted   Weighted
                                                  Average     Average        Weighted       Non-Zero
                                                   Gross     Remaining       Average        Weighted
Product                                           Interest     Term          Combined       Average
Types                                               Rate     (months)    Original LTV (%)     FICO
-----------------------------------------------   --------   ---------   ----------------   --------
Fixed - 5 Year                                      12.034          57              94.13        577
Fixed - 10 Year                                     11.891         117              95.32        588
Fixed - 15 Year                                      9.873         177              84.60        622
Fixed - 20 Year                                      9.066         237              89.92        632
Fixed - 25 Year                                      6.627         297              87.24        676
Fixed - 30 Year                                      8.164         357              86.84        645
ARM - 2 Year/6 Month LIBOR                           7.424         357              81.36        619
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only      6.501         357              81.49        649
ARM - 3 Year/6 Month LIBOR                           7.181         357              83.25        631
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only      6.392         357              79.73        670
ARM - 5 Year/6 Month LIBOR                           6.813         357              81.44        643
-----------------------------------------------   --------   ---------   ----------------   --------
Total:                                               7.315         356              82.21        630



3. Range of Gross Interest Rates (%)

                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
Gross                        Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Interest                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
5.000% - 5.999%                    312         $103,955,381                8.94      5.778         357              79.42        661
6.000% - 6.999%                  1,562          446,289,857               38.39      6.575         356              80.60        647
7.000% - 7.999%                  1,575          366,281,379               31.51      7.519         356              82.23        621
8.000% - 8.999%                    938          159,699,006               13.74      8.425         357              83.68        591
9.000% - 9.999%                    563           48,210,961                4.15      9.488         354              90.25        621
10.000% - 10.999%                  407           25,947,322                2.23     10.521         345              92.47        609
11.000% - 11.999%                  234           10,179,541                0.88     11.328         328              92.83        599
12.000% - 12.999%                  122            1,817,567                0.16     12.308         197              86.62        592
13.000% - 13.999%                   10              108,610                0.01     13.313         139              90.70        618
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



4. Range of Cut-off Date Principal Balances ($)

                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
Cut-off                      Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Date Principal               Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Balances ($)                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
$1 - $25,000                       323           $4,484,717                0.39     11.211         183              96.97        613
$25,001 - $50,000                  415           15,082,586                1.30      9.991         346              99.22        647
$50,001 - $75,000                  412           25,463,623                2.19      9.479         353              90.91        633
$75,001 - $100,000                 463           40,545,216                3.49      8.507         355              85.53        620
$100,001 - $125,000                547           61,403,999                5.28      8.021         356              84.14        620
$125,001 - $150,000                442           60,763,452                5.23      7.853         356              82.64        618
$150,001 - $175,000                423           68,320,033                5.88      7.501         356              81.89        621
$175,001 - $200,000                402           75,364,718                6.48      7.334         356              80.46        628
$200,001 - $225,000                328           70,096,873                6.03      7.162         357              81.09        623
$225,001 - $250,000                251           59,705,013                5.14      7.238         356              79.81        620
$250,001 - $275,000                224           58,758,689                5.05      7.104         356              81.23        624
$275,001 - $300,000                211           60,789,904                5.23      6.971         357              80.18        627
$300,001 - $325,000                198           61,997,280                5.33      7.094         357              82.50        622
$325,001 - $350,000                176           59,309,439                5.10      6.982         357              81.98        627
$350,001 - $375,000                133           48,073,422                4.14      6.900         356              80.94        631
$375,001 - $400,000                119           46,212,006                3.98      6.899         357              80.84        644
$400,001 - $425,000                 93           38,432,447                3.31      7.071         356              81.52        631
$425,001 - $450,000                114           50,100,821                4.31      6.855         357              82.38        651
$450,001 - $475,000                 74           34,313,897                2.95      6.893         357              82.44        640
$475,001 - $500,000                 65           31,624,739                2.72      6.878         357              82.52        640
$500,001 - $750,000                301          183,897,755               15.82      6.994         357              81.62        639
$750,001 - $1,000,000                9            7,748,995                0.67      6.002         357              77.59        659
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Minimum: $4,183
Maximum: $997,139
Average: $203,126



5. Original Terms (month)

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
Original                     Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Terms                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
(month)                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 60                                 15             $116,471                0.01     12.034          57              94.13        577
 120                               151            1,488,153                0.13     11.891         117              95.32        588
 180                               109            3,165,536                0.27      9.873         177              84.60        622
 240                                98            3,832,243                0.33      9.066         237              89.92        632
 300                                 2              728,910                0.06      6.627         297              87.24        676
 359                                 6            1,861,853                0.16      6.482         355              79.45        630
 360                             5,342        1,151,296,459               99.04      7.298         357              82.16        630
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Minimum: 60
Maximum: 360
Weighted Average: 359



6. Range of Remaining Terms (month)

                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
Remaining                    Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Terms                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
(month)                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
1-60                                15             $116,471                0.01     12.034          57              94.13        577
61 - 120                           151            1,488,153                0.13     11.891         117              95.32        588
121 - 180                          109            3,165,536                0.27      9.873         177              84.60        622
181 - 240                           98            3,832,243                0.33      9.066         237              89.92        632
241 - 300                            2              728,910                0.06      6.627         297              87.24        676
301 - 360                        5,348        1,153,158,312               99.20      7.297         357              82.16        630
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Minimum: 56
Maximum: 357
Weighted Average: 356



7. Range of Combined Original LTV Ratios (%)

                                                                % of Mortgage     Weighted   Weighted
Range of                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
Combined                     Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Original                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
LTV Ratios (%)                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
10.01% - 15.00%                      1              $50,345                0.00     10.990         357              12.00        526
15.01% - 20.00%                      1              100,732                0.01      6.650         357              19.80        604
20.01% - 25.00%                      2              228,425                0.02      7.076         236              23.01        630
25.01% - 30.00%                      6              624,031                0.05      8.673         357              27.76        593
30.01% - 35.00%                      6            1,038,479                0.09      8.293         357              32.49        597
35.01% - 40.00%                     12            1,507,742                0.13      7.800         332              37.58        600
40.01% - 45.00%                     14            2,173,832                0.19      7.851         357              43.07        570
45.01% - 50.00%                     22            3,238,855                0.28      7.520         357              48.05        584
50.01% - 55.00%                     40            8,175,301                0.70      7.085         351              53.15        589
55.01% - 60.00%                     66           14,733,185                1.27      7.495         356              58.23        587
60.01% - 65.00%                    109           23,990,794                2.06      7.703         354              63.65        601
65.01% - 70.00%                    151           36,301,308                3.12      7.838         357              69.05        579
70.01% - 75.00%                    227           56,873,219                4.89      7.360         357              73.85        595
75.01% - 80.00%                  2,189          564,695,406               48.58      6.893         357              79.85        645
80.01% - 85.00%                    497          124,282,522               10.69      7.176         356              84.47        604
85.01% - 90.00%                    983          215,548,694               18.54      7.439         356              89.72        622
90.01% - 95.00%                    305           26,806,585                2.31      8.070         340              94.83        641
95.01% - 100.00%                 1,092           82,120,169                7.06      9.424         350              99.94        655
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



8. Range of Gross Margins (%)

                                                                % of Mortgage     Weighted   Weighted
Range                                                           Loan Pool by      Average     Average        Weighted       Non-Zero
of                           Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Gross                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Margins (%)                    Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
1.000% - 3.500%                      1              301,500                0.03      6.950         357              90.00        648
4.001% - 4.500%                      5            1,411,842                0.12      5.172         357              77.43        700
4.501% - 5.000%                     82           26,351,962                2.27      5.505         357              79.16        664
5.001% - 5.500%                    332          110,700,784                9.52      5.954         357              80.02        656
5.501% - 6.000%                    679          196,747,495               16.92      6.444         357              80.46        651
6.001% - 6.500%                    759          202,030,725               17.38      6.921         357              81.31        637
6.501% - 7.000%                  2,173          457,484,963               39.35      7.964         357              82.35        604
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%



9. Range of Minimum Mortgage Rates (%)

Range                                                           % of Mortgage     Weighted   Weighted
of                                                              Loan Pool by      Average     Average        Weighted       Non-Zero
Minimum                      Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Mortgage                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
5.001% - 5.500%                     51           15,786,109                1.36      5.389         357              78.73        673
5.501% - 6.000%                    283           94,243,503                8.11      5.858         357              79.70        656
6.001% - 6.500%                    579          176,244,126               15.16      6.343         357              80.54        652
6.501% - 7.000%                    796          216,596,417               18.63      6.812         357              80.91        641
7.001% - 7.500%                    677          167,678,956               14.42      7.308         357              82.07        627
7.501% - 8.000%                    738          163,385,987               14.05      7.790         357              82.99        610
8.001% - 8.500%                    445           91,359,148                7.86      8.268         357              83.72        589
8.501% - 9.000%                    272           43,428,127                3.74      8.757         357              82.51        578
9.001% - 9.500%                     83           12,041,411                1.04      9.276         357              80.09        557
9.501% - 10.000%                    58            6,488,631                0.56      9.786         357              74.29        544
10.001% - 10.500%                   19            2,496,455                0.21     10.048         357              72.92        539
10.501% - 11.000%                   19            3,598,837                0.31     10.782         357              67.19        551
11.001% - 11.500%                    3              533,880                0.05     11.310         357              68.32        580
11.501% - 12.000%                    6              984,319                0.08     11.728         357              66.79        551
12.001% - 12.500%                    2              163,367                0.01     12.282         357              66.99        503
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%



10. Range of Maximum Mortgage Rates (%)

Range                                                           % of Mortgage     Weighted   Weighted
of                                                              Loan Pool by      Average     Average        Weighted       Non-Zero
Maximum                      Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Mortgage                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
11.001% - 11.500%                   50           15,572,697                1.34      5.389         357              78.64        672
11.501% - 12.000%                  273           90,405,120                7.78      5.862         357              79.73        656
12.001% - 12.500%                  565          170,817,680               14.69      6.344         357              80.67        652
12.501% - 13.000%                  781          213,764,772               18.39      6.794         357              80.81        642
13.001% - 13.500%                  676          169,162,888               14.55      7.273         357              81.85        628
13.501% - 14.000%                  740          164,314,131               14.13      7.749         357              83.05        611
14.001% - 14.500%                  447           91,981,060                7.91      8.225         357              83.48        590
14.501% - 15.000%                  288           47,509,003                4.09      8.640         357              82.65        581
15.001% - 15.500%                   97           15,761,885                1.36      9.033         357              82.16        569
15.501% - 16.000%                   63            7,906,625                0.68      9.585         357              74.56        545
16.001% - 16.500%                   18            2,256,184                0.19     10.217         357              73.87        533
16.501% - 17.000%                   20            3,625,295                0.31     10.714         357              67.09        547
17.001% - 17.500%                    4              587,691                0.05     11.213         356              68.01        576
17.501% - 18.000%                    7            1,200,875                0.10     11.588         357              67.37        557
18.001% - 18.500%                    2              163,367                0.01     12.282         357              66.99        503
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%



11. Initial Cap (%)

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
                             Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Initial Cap (%)                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
 2.00%                           3,915          962,936,638               82.83      7.159         357              81.42        628
 3.00%                             116           32,092,635                2.76      7.158         355              81.20        620
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%



12. Periodic Cap (%)

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Periodic                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Cap (%)                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
 1.50%                           4,031          995,029,272               85.59      7.159         357              81.42        628
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                                % of Mortgage     Weighted   Weighted
Next                                                            Loan Pool by      Average     Average        Weighted       Non-Zero
Rate                         Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Adjustment                   Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Date                           Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans                 1,692         $167,460,353               14.41      8.246         348              86.95        644
Feb-07                               1              254,517                0.02      6.250         352              90.00        689
Apr-07                               8            2,070,181                0.18      7.373         354              88.27        651
May-07                              54           14,689,866                1.26      7.102         355              83.11        625
Jun-07                             475          122,584,963               10.55      7.143         356              80.52        622
Jul-07                           3,335          813,785,967               70.00      7.177         357              81.48        627
May-08                               3              533,532                0.05      7.258         355              87.44        701
Jun-08                              18            5,364,858                0.46      7.064         356              80.65        645
Jul-08                             107           25,181,541                2.17      6.829         357              82.05        645
Jun-10                               2              908,708                0.08      7.216         356              69.35        582
Jul-10                              28            9,655,139                0.83      6.775         357              82.57        648
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Weighted Average: 2007-07-19



14. Geographical Distribution

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Geographical                 Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Distribution                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
California                       1,115         $326,912,595               28.12      6.972         356              81.45        634
New York                           490          140,698,956               12.10      7.231         356              81.48        643
Florida                            732          127,821,506               11.00      7.472         356              82.16        624
New Jersey                         359           85,064,609                7.32      7.622         356              81.86        629
Maryland                           285           56,000,219                4.82      7.382         356              83.26        618
Illinois                           326           49,979,336                4.30      7.565         356              83.33        628
Virginia                           196           45,634,806                3.93      7.331         356              81.29        622
Massachusetts                      194           42,259,340                3.64      7.384         356              81.47        632
Georgia                            282           33,653,125                2.89      7.692         354              84.47        620
Arizona                            127           22,569,194                1.94      7.422         352              82.48        623
Hawaii                              78           22,566,522                1.94      6.865         357              82.04        661
Other                            1,539          209,329,417               18.01      7.568         355              83.49        622
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Number of States Represented: 46



15. Occupancy

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
                             Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Occupancy                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Primary                          5,251       $1,073,437,580               92.34      7.283         356              82.14        628
Investment                         417           74,734,507                6.43      7.746         356              83.88        651
Second Home                         55           14,317,538                1.23      7.503         356              79.24        632
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630



16. Property Types

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Property                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Types                          Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Single Family Residence          4,739         $943,333,738               81.15      7.321         356              82.17        626
2-4 Family                         552          143,183,908               12.32      7.268         355              82.01        649
Condo                              431           75,844,644                6.52      7.332         356              83.15        641
Modular                              1              127,335                0.01     10.150         357              75.00        517
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630



17. Loan Purpose

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Loan                         Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Purpose                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Purchase                         3,353         $630,382,878               54.23      7.314         356              83.74        646
Refinance - Cashout              2,339          524,864,452               45.15      7.318         356              80.43        610
Refinance - Rate Term               31            7,242,294                0.62      7.259         356              78.71        612
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630



18. Documentation Level

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Documentation                Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Level                          Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Full Documentation               3,885         $713,738,859               61.40      7.186         355              83.29        621
Stated Documentation             1,767          430,426,476               37.03      7.528         356              80.34        646
EASY                                71           18,324,290                1.58      7.359         355              84.05        612
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630



19. Original Prepayment Penalty Term (months)

                                                                % of Mortgage     Weighted   Weighted
Original                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
Prepayment                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Penalty                      Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Term (months)                  Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 0                               1,364         $235,512,882               20.26      7.715         355              83.30        632
 12                                715          174,538,294               15.01      7.395         356              81.59        638
 24                              3,095          639,856,528               55.04      7.200         356              82.19        627
 36                                549          112,581,922                9.68      7.013         355              81.03        629
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Lien                         Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Position                       Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
1st Lien                         4,482       $1,098,623,140               94.51      7.156         356              81.22        629
2nd Lien                         1,241           63,866,485                5.49     10.050         340              99.32        651
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630



21. FICO Score

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
FICO                         Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Score                          Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
500 - 500                            6           $1,421,432                0.12      8.400         357              67.43        500
501 - 520                          176           37,198,218                3.20      8.586         357              74.37        512
521 - 540                          208           44,994,121                3.87      8.166         357              76.31        531
541 - 560                          373           70,131,996                6.03      7.895         355              80.43        552
561 - 580                          459           79,758,628                6.86      7.761         354              82.23        570
581 - 600                          677          121,170,891               10.42      7.427         355              82.25        591
601 - 620                          642          133,539,977               11.49      7.271         355              83.44        610
621 - 640                          907          176,238,662               15.16      7.229         355              82.46        631
641 - 660                          745          156,192,760               13.44      7.013         356              83.13        650
661 - 680                          592          129,230,379               11.12      7.112         356              83.48        669
681 - 700                          380           83,759,108                7.21      6.912         357              82.51        690
701 - 720                          247           56,034,778                4.82      6.908         356              83.57        710
721 - 740                          125           30,137,921                2.59      6.983         356              83.52        731
741 - 760                           98           22,334,602                1.92      7.012         357              83.72        748
761 - 780                           55           12,572,185                1.08      6.896         354              82.44        769
781 - 800                           25            6,221,141                0.54      6.888         356              82.88        789
801 >=                               8            1,552,828                0.13      6.729         357              82.59        809
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                           5,723       $1,162,489,625              100.00      7.315         356              82.21        630
Non-Zero Minimum: 500
Maximum: 817
Non-Zero Weighted Average: 630



22. New York Zip Codes

                                                                % of Mortgage     Weighted   Weighted
                                                                Loan Pool by      Average     Average        Weighted       Non-Zero
                             Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
New York                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Zip Codes                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 11221                              18           $5,190,672                3.69      7.048         357              82.53        675
 11236                              10            3,460,125                2.46      6.946         357              82.21        678
 11368                               7            2,739,360                1.95      7.507         355              81.19        637
 11550                              10            2,546,529                1.81      6.957         357              82.49        652
 11421                               9            2,486,598                1.77      7.079         353              82.74        669
 11432                               7            2,320,459                1.65      7.084         357              84.81        650
 11369                               5            2,141,974                1.52      7.247         357              82.49        650
 11216                               5            2,134,760                1.52      6.348         357              79.18        656
 11417                               6            2,025,715                1.44      6.667         357              80.69        634
 11520                               7            1,984,862                1.41      7.176         357              86.22        640
 11434                               5            1,935,620                1.38      6.855         357              85.07        626
 11435                               5            1,851,608                1.32      6.915         357              83.09        678
 11420                               5            1,818,644                1.29      6.572         357              73.83        625
 11433                               7            1,716,880                1.22      6.771         357              85.29        642
 11413                               8            1,634,009                1.16      7.458         354              78.19        608
 11207                               4            1,612,453                1.15      6.644         357              81.41        709
 11212                               4            1,595,425                1.13      8.419         357              79.22        607
 11223                               3            1,579,878                1.12      7.050         357              75.80        705
 11208                               6            1,559,966                1.11      7.509         357              80.15        634
 10467                               5            1,532,176                1.09      6.912         357              86.71        667
Other                              354           96,831,244               68.82      7.314         355              81.32        638
--------------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                             490         $140,698,956              100.00      7.231         356              81.48        643

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

1. Fico Distribution

                                                % of         Average     Weighted   Weighted   Weighted   Weighted
Fico                                         Outstanding     Current     Average    Average    Average    Average     Pct     Pct
Distribution                                   Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
500.00 - 524.99 & CLTV > 65%                        3.06%   211,734.34        513      43.17      77.57      8.580    90.47   0.00
525.00 - 574.99 & CLTV > 65%                       12.87%   189,136.53        552      43.12      82.54      7.897    86.82   0.00
550.00 - 599.99 & CLTV > 65%                       11.21%   176,982.50        588      42.44      83.89      7.483    87.83   0.00
600.00 - 619.99 & CLTV > 70%                       10.67%   206,003.55        609      41.27      85.23      7.259    83.02   0.00
620.00 - 639.99 & CLTV > 70%                       14.24%   191,416.89        630      42.54      83.88      7.282    80.98   0.00
640.00 - 659.99 & CLTV > 70%                       12.57%   209,623.55        649      42.10      84.09      7.018    80.47   0.00
660.00 - 679.99 & CLTV > 80%                        3.54%   140,496.82        668      42.60      93.17      7.834    77.48   0.00
680.00 - 699.99 & CLTV > 80%                        2.20%   157,764.26        689      43.21      91.74      7.577    75.78   0.00
700.00 - 724.99 & CLTV > 80%                        1.68%   152,636.29        710      42.20      92.98      7.657    63.99   0.00
725.00 - 749.99 & CLTV > 80%                        1.16%   184,454.24        736      42.98      91.83      7.638    69.76   0.00
Greater than 750 and CLTV > 90%                     0.30%   115,034.30        765      43.53      98.34      8.181    69.15   0.00
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
Total:                                             73.49%   187,967.41        613      42.42      84.69      7.479    82.71   0.00
                                              Pct                           Pct         Pct        Pct                Pct       Pct
Fico                                         Owner      Pct        Pct      Full    Easy\Limited    No    Percent   Interest   With
Distribution                                  Occ     Investor   2-4 Fam    Doc         Doc        Doc      MI        Only      SS
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
500.00 - 524.99 & CLTV > 65%                  91.16       4.76      5.16    63.81           0.86   0.00     51.56       0.00    4.28
525.00 - 574.99 & CLTV > 65%                  96.90       2.36      8.28    75.90           2.50   0.00     63.39       0.29   21.26
550.00 - 599.99 & CLTV > 65%                  93.49       5.53      7.57    79.76           1.54   0.00     68.71      32.04   40.79
600.00 - 619.99 & CLTV > 70%                  94.15       5.17     10.72    75.92           2.37   0.00     60.88      30.16   34.04
620.00 - 639.99 & CLTV > 70%                  92.72       6.52     10.46    61.07           1.33   0.00     72.82      22.99   49.38
640.00 - 659.99 & CLTV > 70%                  91.62       7.83     13.81    56.24           0.75   0.00     76.24      30.49   57.12
660.00 - 679.99 & CLTV > 80%                  86.41      13.59     14.77    61.39           4.51   0.00     51.67      12.65   10.70
680.00 - 699.99 & CLTV > 80%                  83.45      13.14     11.66    54.11           1.98   0.00     61.44       6.19   15.48
700.00 - 724.99 & CLTV > 80%                  73.23      24.59     27.60    65.62           4.36   0.00     54.97      10.58   28.07
725.00 - 749.99 & CLTV > 80%                  68.55      31.45     23.99    65.22           0.00   0.00     50.14      13.51   24.76
Greater than 750 and CLTV > 90%               99.12       0.00     27.73    25.43           0.00   0.00     31.01       7.48    0.00
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
Total:                                        92.14       6.91     10.95    67.79           1.81   0.00     66.21      20.26   36.41



2. Original Loan-to-Value Ratio (%)

Original                                        % of         Average     Weighted   Weighted   Weighted   Weighted
Loan-to-Value                                Outstanding     Current     Average    Average    Average    Average     Pct     Pct
Ratio (%)                                      Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
70.00 - 79.99 & DTI > 50%                           2.10%   246,833.24        583      53.28      74.84      7.585    82.16   0.00
80.00 - 84.99 & DTI > 50%                           3.44%   243,730.45        606      52.57      80.78      7.364    82.06   0.00
85.00 - 89.99 & DTI > 50%                           1.77%   254,138.95        596      53.16      86.02      7.174    75.36   0.00
90.00 - 94.99 & DTI > 50%                           2.75%   231,645.70        622      52.60      90.00      7.363    80.12   0.00
95.00 - 109.99 & DTI > 50%                          0.24%   117,839.44        633      51.96      97.96      8.251    69.97   0.00
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
Total:                                             10.30%   236,736.74        605      52.81      83.34      7.397    80.13   0.00
Original                                      Pct                           Pct         Pct        Pct                Pct       Pct
Loan-to-Value                                Owner      Pct        Pct      Full    Easy\Limited    No    Percent   Interest   With
Ratio (%)                                     Occ     Investor   2-4 Fam    Doc         Doc        Doc      MI        Only      SS
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
70.00 - 79.99 & DTI > 50%                     93.19       6.81     14.37    54.80           2.96   0.00     57.32       0.00    2.36
80.00 - 84.99 & DTI > 50%                     86.14      12.26     14.38    60.93           2.75   0.00     71.17       1.37   19.59
85.00 - 89.99 & DTI > 50%                     89.01       8.87     16.43    73.71           4.37   0.00     66.42       0.00    6.72
90.00 - 94.99 & DTI > 50%                     71.32      28.68     13.65    86.60           1.01   0.00     71.90       0.00   24.01
95.00 - 109.99 & DTI > 50%                    99.82       0.18     18.39    66.57           0.00   0.00     21.42       0.00    0.00
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
Total:                                        84.44      14.66     14.63    68.86           2.54   0.00     66.55       0.46   14.58



3. Back Ratio

                                                % of         Average     Weighted   Weighted   Weighted   Weighted
Back                                         Outstanding     Current     Average    Average    Average    Average     Pct     Pct
Ratio                                          Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
20.00 - 29.99 & FICO < 550                          0.67%   159,479.85        526      26.33      76.48      8.432    86.84   0.00
30.00 - 34.99 & FICO < 600                          2.35%   165,321.38        562      32.68      80.18      7.987    93.85   0.00
35.00 - 39.99 & FICO < 675                          9.96%   182,880.07        608      37.74      82.31      7.510    82.97   0.00
40.00 - 44.99 & FICO < 675                         15.47%   197,163.50        613      42.74      81.93      7.407    85.30   0.00
45.00 - 49.99 & FICO < 700                         31.85%   205,567.19        624      47.85      83.07      7.288    80.01   0.00
50.00 - 54.99 & FICO < 750                         12.13%   235,078.65        600      52.74      80.30      7.412    80.74   0.00
Greater than or Equal to 55 and FICO < 750          0.02%   224,480.64        550      55.00      79.51      7.350   100.00   0.00
------------------------------------------   -----------    ----------   --------   --------   --------   --------   ------   ----
Total:                                             72.45%   202,395.32        612      45.50      82.10      7.398    82.19   0.00
                                              Pct                           Pct         Pct        Pct                Pct       Pct
Back                                         Owner      Pct        Pct      Full    Easy\Limited    No    Percent   Interest   With
Ratio                                         Occ     Investor   2-4 Fam    Doc         Doc        Doc      MI        Only      SS
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
20.00 - 29.99 & FICO < 550                    91.14       8.86      8.28    68.28           1.90   0.00     48.22       0.00    4.35
30.00 - 34.99 & FICO < 600                    95.99       3.63      3.11    81.29           0.59   0.00     62.62      15.96   32.71
35.00 - 39.99 & FICO < 675                    93.98       4.12     10.55    64.93           1.57   0.00     66.90      21.76   38.74
40.00 - 44.99 & FICO < 675                    94.88       4.08     10.28    59.97           0.89   0.00     67.45      23.86   42.23
45.00 - 49.99 & FICO < 700                    95.92       3.15     12.95    61.68           1.23   0.00     68.65      29.41   51.90
50.00 - 54.99 & FICO < 750                    85.96      12.63     14.13    66.14           2.16   0.00     62.74       2.00   12.85
Greater than or Equal to 55 and FICO < 750   100.00       0.00      0.00   100.00           0.00   0.00      0.00       0.00    0.00
------------------------------------------   ------   --------   -------   ------   ------------   ----   -------   --------   -----
Total:                                        93.72       5.14     11.88    63.21           1.35   0.00     66.76      21.86   40.41



4. Fico Distribution Limited and Stated Doc

Fico
Distribution      % of         Average     Weighted   Weighted   Weighted   Weighted                    Pct
Limited and    Outstanding     Current     Average    Average    Average    Average     Pct     Pct    Owner      Pct        Pct
Stated Doc       Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD     Occ     Investor   2-4 Fam
------------   -----------    ----------   --------   --------   --------   --------   ------   ----   ------   --------   -------
500 - 524             1.32%   259,853.47        511      44.10      73.39      9.016    96.86   0.00    91.54       4.10      2.51
525 - 549             1.47%   244,011.31        536      44.61      73.22      8.383    78.03   0.00    91.94       8.06     17.42
550 - 574             1.97%   257,355.44        560      43.75      73.38      8.099    87.06   0.00    93.81       3.14     11.23
575 - 599             2.41%   269,314.37        589      42.69      75.96      7.678    80.24   0.00    88.59      11.41     16.32
600 - 624             3.85%   264,539.38        613      43.03      80.70      7.573    85.46   0.00    88.97       7.10     11.84
625 - 649             7.74%   229,988.01        637      43.38      81.24      7.449    77.42   0.00    95.00       4.63     15.58
650 - 674             7.11%   224,450.17        662      42.58      82.66      7.386    74.84   0.00    96.89       2.65     21.54
675 - 699             5.32%   267,857.52        686      43.26      81.71      7.286    75.08   0.00    95.19       2.46     18.67
700 - 724             2.48%   219,868.83        711      42.58      82.83      7.267    74.76   0.00    93.52       4.05     16.84
725 - 749             2.08%   262,249.87        737      44.77      82.48      7.132    58.75   0.00    95.76       4.24     36.85
750 - 774             0.86%   223,414.80        761      42.83      81.41      7.247    69.36   0.00    87.03      12.97     26.66
775 - 799             0.40%   287,812.99        787      42.95      81.66      7.012    71.17   0.00    93.01       5.81     26.58
800 - 824             0.04%   203,653.64        809      34.73      72.70      6.216   100.00   0.00   100.00       0.00      0.00
------------   -----------    ----------   --------   --------   --------   --------   ------   ----   ------   --------   -------
Total:               37.03%   243,591.67        646      43.22      80.34      7.528    77.38   0.00    93.78       4.82     17.84
Fico
Distribution   Pct        Pct        Pct                Pct
Limited and    Full   Easy\Limited    No    Percent   Interest      Pct         Pct        Pct
Stated Doc     Doc        Doc        Doc      MI        Only     California   New York   Florida
------------   ----   ------------   ----   -------   --------   ----------   --------   -------
500 - 524      0.00           0.00   0.00     46.50       0.00        28.90      16.79      9.79
525 - 549      0.00           0.00   0.00     41.36       0.00        27.51      12.83     18.02
550 - 574      0.00           0.00   0.00     58.77       0.00        28.57      24.82     10.13
575 - 599      0.00           0.00   0.00     75.54       0.00        30.75      20.37     10.69
600 - 624      0.00           0.00   0.00     78.31       1.01        32.79      10.93     13.72
625 - 649      0.00           0.00   0.00     77.71       7.51        26.88      18.54      9.65
650 - 674      0.00           0.00   0.00     75.79      20.28        28.48      23.19      6.77
675 - 699      0.00           0.00   0.00     72.21      17.77        34.14      18.43      6.69
700 - 724      0.00           0.00   0.00     69.60      21.94        24.24      24.85      7.19
725 - 749      0.00           0.00   0.00     74.56      16.70        31.24      27.50      5.99
750 - 774      0.00           0.00   0.00     70.34      19.07        30.03      20.59      6.78
775 - 799      0.00           0.00   0.00     75.44       7.47        31.07      37.55      9.82
800 - 824      0.00           0.00   0.00    100.00       0.00         0.00      61.19      0.00
------------   ----   ------------   ----   -------   --------   ----------   --------   -------
Total:         0.00           0.00   0.00     72.02      11.05        29.44      20.00      9.08



5. HI LTV

                     % of         Average     Weighted   Weighted   Weighted   Weighted                    Pct
HI                Outstanding     Current     Average    Average    Average    Average     Pct     Pct    Owner     Pct        Pct
LTV                 Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD     Occ    Investor   2-4 Fam
---------------   -----------    ----------   --------   --------   --------   --------   ------   ----   -----   --------   -------
80.00 - 89.99           58.17%   255,837.72        638      42.38      81.26      6.946    81.36   0.00   94.88       4.21     11.78
90.00 - 94.99           15.73%   210,360.84        621      42.76      90.05      7.524    78.76   0.00   79.24      19.31     14.05
95.00 - 99.99            2.31%    83,765.02        645      43.54      95.31      8.173    74.97   0.00   98.93       0.79     20.03
100.00 - 109.99          6.84%    75,267.55        655      41.88     100.00      9.423    82.92   0.00   99.32       0.00      9.48
---------------   -----------    ----------   --------   --------   --------   --------   ------   ----   -----   --------   -------
Total:                  83.03%   197,477.49        636      42.44      84.85      7.294    80.82   0.00   92.39       6.63     12.25
                   Pct         Pct        Pct                Pct
HI                 Full    Easy\Limited    No    Percent   Interest      Pct         Pct        Pct
LTV                Doc         Doc        Doc      MI        Only     California   New York   Florida   2/28    3/27    5/25
---------------   ------   ------------   ----   -------   --------   ----------   --------   -------   -----   -----   ----
80.00 - 89.99      58.13           0.98   0.00     78.99      33.82        30.66      12.56     10.13   88.36    2.67   0.65
90.00 - 94.99      83.62           1.47   0.00     78.07       9.69        20.33       9.33     12.79   85.50    2.99   1.32
95.00 - 99.99      63.16           6.11   0.00     54.76      12.89        26.10      13.12     11.26   71.86    1.31   1.44
100.00 - 109.99    60.03           3.80   0.00      0.00       6.74        25.28      11.23     11.59   27.55    0.87   0.00
---------------   ------   ------------   ----   -------   --------   ----------   --------   -------   -----   -----   ----
Total:             63.25           1.45   0.00     71.64      26.44        28.14      11.85     10.79   82.35    2.54   0.74



6. Fico Distribution IO Loans

Fico                 % of         Average     Weighted   Weighted   Weighted   Weighted                    Pct
Distribution      Outstanding     Current     Average    Average    Average    Average     Pct     Pct    Owner     Pct        Pct
IO Loans            Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD     Occ    Investor   2-4 Fam
---------------   -----------    ----------   --------   --------   --------   --------   ------   ----   -----   --------   -------
550 - 574                0.04%   218,400.00        573      46.61      80.00      7.011   100.00   0.00   100.00      0.00      0.00
575 - 599                3.61%   235,964.71        590      42.50      81.83      6.748    90.88   0.00   100.00      0.00      1.94
600 - 624                4.08%   270,700.48        612      42.06      82.23      6.612    86.65   0.00   100.00      0.00      3.62
625 - 649                4.74%   302,581.12        637      43.08      82.00      6.373    89.92   0.00   100.00      0.00      5.95
650 - 674                4.46%   336,973.36        662      41.11      81.19      6.511    84.23   0.00   100.00      0.00      7.30
675 - 699                3.11%   311,622.04        685      42.05      79.89      6.420    89.37   0.00   100.00      0.00      3.81
700 - 724                1.91%   357,219.59        710      42.34      80.70      6.285    82.86   0.00   100.00      0.00     10.39
725 - 749                0.78%   304,006.73        735      42.68      81.18      6.327    83.81   0.00   100.00      0.00      2.96
750 - 774                0.55%   334,475.59        762      42.52      80.81      6.285    72.68   0.00   100.00      0.00     19.64
775 - 799                0.13%   213,317.90        788      38.70      82.01      6.544    92.23   0.00   79.95       0.00      0.00
800 - 824                0.04%   228,360.00        806      41.17      80.00      6.342   100.00   0.00   100.00      0.00      0.00
---------------   -----------    ----------   --------   --------   --------   --------   ------   ----   -----   --------   -------
Total:                  23.44%   293,954.39        650      42.19      81.41      6.496    87.21   0.00   99.89       0.00      5.43
Fico               Pct         Pct        Pct                Pct
Distribution       Full    Easy\Limited    No    Percent   Interest      Pct         Pct        Pct
IO Loans           Doc         Doc        Doc      MI        Only     California   New York   Florida   2/28    3/27    5/25
---------------   ------   ------------   ----   -------   --------   ----------   --------   -------   -----   -----   ----
550 - 574         100.00           0.00   0.00      0.00     100.00         0.00       0.00     58.06   100.00   0.00   0.00
575 - 599          99.14           0.86   0.00     57.21     100.00        42.83       6.49     10.76   98.28    1.72   0.00
600 - 624          97.66           1.39   0.00     49.12     100.00        43.71       3.74      6.28   96.14    3.86   0.00
625 - 649          85.59           2.14   0.00     69.00     100.00        47.23       5.01      9.68   97.38    2.62   0.00
650 - 674          66.65           1.07   0.00     77.40     100.00        53.48       4.67      5.74   94.83    5.17   0.00
675 - 699          69.58           0.00   0.00     80.18     100.00        59.86       3.06      5.32   92.90    7.10   0.00
700 - 724          69.40           2.07   0.00     70.73     100.00        44.91      10.48      8.95   96.30    3.70   0.00
725 - 749          52.08           3.73   0.00     82.30     100.00        51.32       0.00      7.71   89.36   10.64   0.00
750 - 774          69.82           0.00   0.00     76.30     100.00        53.97      10.94      9.37   89.06   10.94   0.00
775 - 799          76.96           0.00   0.00    100.00     100.00        23.04      17.89     20.05   83.47   16.53   0.00
800 - 824         100.00           0.00   0.00    100.00     100.00        48.17      51.83      0.00   100.00   0.00   0.00
---------------   ------   ------------   ----   -------   --------   ----------   --------   -------   -----   -----   ----
Total:             81.24           1.30   0.00     67.68     100.00        48.71       5.25      7.91   95.61    4.39   0.00



7. Fico Distribution Second Liens

Fico              % of         Average     Weighted   Weighted   Weighted   Weighted                    Pct
Distribution   Outstanding     Current     Average    Average    Average    Average     Pct     Pct    Owner      Pct        Pct
Second Liens     Balance       Balance       Fico       DTI        CLTV      Coupon     SFD     PUD     Occ     Investor   2-4 Fam
------------   -----------    ----------   --------   --------   --------   --------   ------   ----   ------   --------   -------
525 - 549             0.00%    12,083.92        549      31.47      95.00     11.500     0.00   0.00   100.00       0.00      0.00
550 - 574             0.12%    12,584.13        562      41.52      95.00     11.619    93.57   0.00    99.46       0.00      5.13
575 - 599             0.60%    37,841.18        588      42.64      99.08     11.066    88.22   0.00    99.03       0.69      3.36
600 - 624             0.75%    48,756.79        613      42.16      99.44     10.624    88.07   0.00    99.75       0.25      5.13
625 - 649             1.22%    56,813.18        635      43.00      99.47     10.264    80.75   0.00    99.68       0.26      9.42
650 - 674             1.37%    60,906.03        661      41.88      99.63      9.570    84.25   0.00    99.53       0.47     10.31
675 - 699             0.73%    65,357.31        684      43.12      99.56      9.436    77.77   0.00    99.74       0.26     10.87
700 - 724             0.34%    59,549.41        712      42.42      98.97      9.382    73.91   0.00    98.95       0.81     15.78
725 - 749             0.25%    79,319.91        740      43.69      99.06      9.707    60.97   0.00    97.76       2.24     33.34
750 - 774             0.09%    65,777.09        763      43.02      99.06      9.443    71.46   0.00    97.11       0.00     19.92
775 - 799             0.02%    44,202.14        789      37.63     100.00      9.384    70.94   0.00   100.00       0.00      0.00
800 - 824             0.00%    46,872.04        810      45.44     100.00      8.500   100.00   0.00   100.00       0.00      0.00
------------   -----------    ----------   --------   --------   --------   --------   ------   ----   ------   --------   -------
Total:                5.49%    51,463.73        651      42.52      99.32     10.050    81.83   0.00    99.41       0.47     10.08
Fico           Pct        Pct        Pct                Pct
Distribution   Full   Easy\Limited    No    Percent   Interest      Pct         Pct        Pct
Second Liens   Doc        Doc        Doc      MI        Only     California   New York   Florida
------------   ----   ------------   ----   -------   --------   ----------   --------   -------
525 - 549      100.00         0.00   0.00      0.00       0.00         0.00       0.00    100.00
550 - 574      99.63          0.37   0.00      0.00       0.00        22.97       4.13     10.42
575 - 599      99.62          0.38   0.00      0.00       0.00        34.03       3.86     10.95
600 - 624      86.12          0.00   0.00      0.00       0.00        31.05       3.78      7.87
625 - 649      66.37          0.00   0.00      0.00       0.00        28.49      15.71     10.69
650 - 674      53.56          0.00   0.00      0.00       0.00        30.94      11.46      8.78
675 - 699      48.13          0.00   0.00      0.00       0.00        40.02      13.44     12.29
700 - 724      41.69          0.25   0.00      0.00       0.00        24.98      23.36      6.34
725 - 749      20.30          0.00   0.00      0.00       0.00        35.70      24.90     13.15
750 - 774      34.49          0.00   0.00      0.00       0.00        44.22      13.09      7.29
775 - 799      59.71          0.00   0.00      0.00       0.00         0.00       0.00     40.29
800 - 824      100.00         0.00   0.00      0.00       0.00         0.00       0.00      0.00
------------   ----   ------------   ----   -------   --------   ----------   --------   -------
Total:         63.72          0.06   0.00      0.00       0.00        31.68      11.93      9.98


8. Manufactured Housing

No MH

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Please fill in all values!
Thank You!

                                ARM                FRM
-----------------------   ---------------    ---------------
Percentage Bal.                     85.59%             14.41%
Deal Balance                  995,029,272        167,460,353

Gross WAC                           7.159%             8.246%

CLTV (incld. Sil. 2nds)             89.78%             89.43%
FICO                                  628                644
Loan Balance                      246,844             98,972
Stated Document %                   38.34%             29.23%
DTI                                 42.39%             41.97%
IO %                                27.39%              0.00%
Second Lien %                        0.00%             38.14%
Silent Seconds %                    49.08%             15.42%
Property Type
-----------------------
Single Family %                     81.31%             80.19%
PUD %                                0.00%              0.00%
2-4 Unit %                          12.11%             13.52%
MH %                                 0.00%              0.00%
Occupancy Type
-----------------------
Owner Occupied                      92.23%             93.01%
2nd Home                             1.15%              1.74%
Investor Prop.                       6.63%              5.25%
Loan Purpose
-----------------------
Purchase                            55.19%             48.48%
Cash-Out                            44.20%             50.80%
Rate-Reduction                       0.61%              0.73%


                                 IO               Non-IO
-----------------------   ---------------    ---------------
Percentage Bal.                     23.44%             76.56%
Deal Balance                  272,495,719        889,993,906

Gross WAC                           6.496%             7.566%

CLTV (incld. Sil. 2nds)             95.92%             87.84%
FICO                                  650                624
Loan Balance                      293,954            185,570
Stated Document %                   17.45%             43.02%
DTI                                 42.19%             42.38%
IO %                               100.00%              0.00%
Second Lien %                        0.00%              7.18%
Silent Seconds %                    75.99%             34.50%
Property Type
-----------------------
Single Family %                     87.21%             79.29%
PUD %                                0.00%              0.00%
2-4 Unit %                           5.43%             14.43%
MH %                                 0.00%              0.00%
Occupancy Type
-----------------------
Owner Occupied                      99.89%             90.03%
2nd Home                             0.11%              1.58%
Investor Prop.                       0.00%              8.40%
Loan Purpose
-----------------------
Purchase                            70.81%             49.15%
Cash-Out                            28.73%             50.18%
Rate-Reduction                       0.47%              0.67%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and
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[BARCLAYS CAPITAL LOGO]

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625

1. Summary Info

Percent Silent Seconds: 44.23
Investment Homes in FL and Las Vegas: 0.83
WA DTI: 42.33
ARM Balance: 995,029,272.36
Fixed Balance: 167460353



2. CLTV FICO ARM PURCHASE

CLTV FICO ARM PURCHASE        0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.17%        0.20%        0.08%        0.10%        0.02%        0.13%
65.01 - 70.00                     0.00%        0.05%        0.17%        0.03%        0.05%        0.06%        0.09%
70.01 - 75.00                     0.00%        0.04%        0.10%        0.27%        0.08%        0.16%        0.18%
75.01 - 78.00                     0.00%        0.03%        0.00%        0.13%        0.28%        0.04%        0.16%
78.01 - 80.00                     0.00%        0.73%        0.57%        0.84%        0.99%        5.18%        3.95%
80.01 - 85.00                     0.00%        0.12%        0.68%        0.61%        0.28%        0.79%        0.72%
85.01 - 90.00                     0.00%        0.00%        0.00%        2.13%        3.28%        1.99%        2.61%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.34%        0.09%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.01%        0.39%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM PURCHASE        620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.04%        0.02%        0.00%        0.20%        0.04%   0.10%
65.01 - 70.00                       0.17%        0.00%        0.00%        0.00%        0.00%   0.03%
70.01 - 75.00                       0.32%        0.35%        0.24%        0.16%        0.00%   0.00%
75.01 - 78.00                       0.03%        0.00%        0.08%        0.00%        0.00%   0.14%
78.01 - 80.00                      12.44%       10.75%       12.40%        7.57%        5.17%   6.95%
80.01 - 85.00                       0.58%        0.79%        0.20%        0.09%        0.12%   0.19%
85.01 - 90.00                       2.65%        2.47%        0.82%        0.81%        0.76%   1.19%
90.01 - 95.00                       0.00%        0.07%        0.34%        0.11%        0.18%   0.18%
95.01 - 100.00                      0.31%        0.60%        0.32%        0.39%        0.27%   0.46%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



3. CLTV FICO ARM Rate Term

CLTV FICO ARM Rate Term       0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        4.13%        0.00%        4.14%        0.00%        3.98%
65.01 - 70.00                     0.00%        0.00%        0.00%        3.85%        2.11%        6.95%        0.00%
70.01 - 75.00                     0.00%        0.00%        5.03%        0.00%        0.00%        0.00%        0.00%
75.01 - 78.00                     0.00%        2.48%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        0.00%        0.00%        0.00%        0.00%       10.39%        0.00%
80.01 - 85.00                     0.00%        0.00%        2.98%        0.00%        0.00%        0.00%        0.00%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        3.55%        0.00%       15.39%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Rate Term       620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        3.48%        0.00%        0.00%        0.00%        0.00%   0.00%
65.01 - 70.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       0.00%        0.00%        9.89%        0.00%        0.00%   6.84%
80.01 - 85.00                       4.57%        0.00%        3.06%        0.00%        0.00%   0.00%
85.01 - 90.00                       3.77%        3.42%        0.00%        0.00%        0.00%   0.00%
90.01 - 95.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



4. CLTV FICO ARM Cash Out

CLTV FICO ARM Cash Out        0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        1.17%        1.05%        1.05%        1.18%        0.95%        0.80%
65.01 - 70.00                     0.00%        0.87%        0.83%        1.12%        0.64%        0.87%        0.80%
70.01 - 75.00                     0.00%        1.36%        1.18%        1.17%        0.66%        1.02%        1.13%
75.01 - 78.00                     0.00%        0.07%        0.19%        0.42%        0.21%        0.27%        0.73%
78.01 - 80.00                     0.00%        2.65%        2.03%        1.64%        1.27%        3.41%        3.56%
80.01 - 85.00                     0.00%        0.20%        2.03%        2.16%        2.30%        3.40%        2.94%
85.01 - 90.00                     0.00%        0.00%        0.20%        1.85%        2.82%        2.53%        4.39%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.08%        0.04%        0.77%        0.45%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.04%        0.44%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Cash Out        620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.80%        0.64%        0.32%        0.35%        0.02%   0.26%
65.01 - 70.00                       0.32%        0.48%        0.09%        0.14%        0.00%   0.00%
70.01 - 75.00                       0.91%        0.35%        0.33%        0.16%        0.49%   0.12%
75.01 - 78.00                       0.72%        0.09%        0.18%        0.10%        0.00%   0.00%
78.01 - 80.00                       4.04%        4.29%        2.94%        2.29%        1.21%   1.07%
80.01 - 85.00                       1.78%        1.04%        1.07%        0.76%        0.11%   0.32%
85.01 - 90.00                       3.31%        1.63%        1.30%        0.85%        0.44%   0.52%
90.01 - 95.00                       0.36%        0.64%        0.51%        0.03%        0.13%   0.19%
95.01 - 100.00                      0.41%        0.16%        0.38%        0.16%        0.19%   0.05%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



5. CLTV FICO Fixed PURCHASE

CLTV FICO Fixed PURCHASE      0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.14%        0.00%        0.00%        0.20%
65.01 - 70.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
70.01 - 75.00                     0.00%        0.09%        0.00%        0.43%        0.08%        0.00%        0.00%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        0.22%        0.17%        0.14%        0.00%        2.55%        2.56%
80.01 - 85.00                     0.00%        0.00%        0.65%        0.06%        0.29%        0.00%        0.33%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.13%        1.29%        0.21%        0.50%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.32%        0.68%        0.52%        0.07%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.14%        6.59%        4.96%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed PURCHASE      620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.00%        0.12%        0.00%        0.25%        0.00%   0.00%
65.01 - 70.00                       0.59%        0.58%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.49%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       1.98%        5.01%        3.94%        2.91%        0.75%   3.70%
80.01 - 85.00                       0.00%        0.51%        0.56%        0.23%        0.00%   0.00%
85.01 - 90.00                       0.41%        2.35%        0.62%        0.08%        1.32%   1.17%
90.01 - 95.00                       0.37%        0.34%        0.08%        0.10%        0.35%   0.23%
95.01 - 100.00                     12.35%        9.65%       12.96%        4.86%        2.59%   5.25%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



6. CLTV FICO Fixed Rate Term

CLTV FICO Fixed Rate Term     0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
65.01 - 70.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
80.01 - 85.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.79%       45.44%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        2.09%        0.00%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Rate Term     620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
65.01 - 70.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
80.01 - 85.00                       0.00%       10.35%        0.00%       32.09%        0.00%   0.00%
85.01 - 90.00                       0.00%        0.00%        9.23%        0.00%        0.00%   0.00%
90.01 - 95.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



7. CLTV FICO Fixed Cash Out

CLTV FICO Fixed Cash Out      0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.74%        0.11%        0.57%        1.35%        2.57%        1.62%
65.01 - 70.00                     0.00%        0.00%        0.09%        1.17%        0.58%        0.31%        0.34%
70.01 - 75.00                     0.00%        0.00%        0.36%        0.64%        0.43%        0.62%        1.12%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.35%        0.12%        0.23%
78.01 - 80.00                     0.00%        0.23%        0.98%        0.79%        0.73%        2.17%        4.29%
80.01 - 85.00                     0.00%        0.00%        0.16%        0.38%        0.89%        1.48%        1.01%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.84%        0.66%        0.98%        3.87%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.12%        0.29%        0.28%        0.22%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.19%        0.05%        0.68%        2.59%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Cash Out      620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        2.88%        0.83%        0.95%        0.38%        0.26%   0.20%
65.01 - 70.00                       1.18%        0.62%        0.00%        0.00%        0.00%   0.29%
70.01 - 75.00                       2.16%        1.62%        0.31%        0.19%        0.00%   0.00%
75.01 - 78.00                       0.25%        0.67%        0.14%        0.00%        0.00%   0.00%
78.01 - 80.00                       4.22%        4.08%        2.50%        1.56%        0.47%   0.79%
80.01 - 85.00                       3.29%        2.53%        0.72%        2.13%        1.19%   1.35%
85.01 - 90.00                       1.52%        2.96%        3.64%        2.30%        0.93%   1.95%
90.01 - 95.00                       0.81%        0.17%        0.54%        0.59%        0.50%   0.04%
95.01 - 100.00                      2.31%        2.84%        1.78%        1.19%        0.67%   0.36%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



8. CLTV FICO ARM Primary

CLTV FICO ARM Primary         0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.65%        0.60%        0.52%        0.57%        0.36%        0.40%
65.01 - 70.00                     0.00%        0.38%        0.49%        0.58%        0.35%        0.41%        0.42%
70.01 - 75.00                     0.00%        0.64%        0.64%        0.72%        0.36%        0.46%        0.63%
75.01 - 78.00                     0.00%        0.07%        0.09%        0.28%        0.27%        0.16%        0.44%
78.01 - 80.00                     0.00%        1.57%        1.18%        1.20%        1.14%        4.53%        3.92%
80.01 - 85.00                     0.00%        0.17%        1.29%        1.32%        1.21%        1.98%        1.70%
85.01 - 90.00                     0.00%        0.00%        0.10%        2.13%        3.32%        2.18%        3.38%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.04%        0.02%        0.58%        0.27%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.03%        0.44%
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Primary         620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.40%        0.32%        0.11%        0.27%        0.02%   0.13%
65.01 - 70.00                       0.23%        0.23%        0.04%        0.04%        0.00%   0.00%
70.01 - 75.00                       0.62%        0.32%        0.28%        0.17%        0.24%   0.06%
75.01 - 78.00                       0.36%        0.03%        0.13%        0.04%        0.00%   0.08%
78.01 - 80.00                       8.97%        8.32%        8.71%        5.36%        3.50%   4.44%
80.01 - 85.00                       1.20%        0.85%        0.53%        0.38%        0.10%   0.15%
85.01 - 90.00                       2.50%        1.52%        0.75%        0.56%        0.24%   0.23%
90.01 - 95.00                       0.17%        0.35%        0.45%        0.08%        0.17%   0.20%
95.01 - 100.00                      0.39%        0.43%        0.38%        0.25%        0.25%   0.30%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



9. CLTV FICO ARM Investor

CLTV FICO ARM Investor        0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.19%        0.68%        0.44%        0.00%        1.53%        0.00%
65.01 - 70.00                     0.00%        0.58%        0.10%        0.00%        0.00%        1.26%        0.13%
70.01 - 75.00                     0.00%        0.54%        0.26%        0.00%        0.09%        0.62%        0.28%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        1.10%        0.87%        1.28%        0.76%        3.79%        1.74%
80.01 - 85.00                     0.00%        0.00%        0.76%        0.65%        0.88%        1.51%        1.32%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.26%        0.25%        2.33%        5.36%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Investor        620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.12%        0.00%        0.55%        0.00%        0.00%   0.84%
65.01 - 70.00                       0.37%        0.00%        0.00%        0.37%        0.00%   0.21%
70.01 - 75.00                       0.00%        0.77%        0.25%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.08%        0.23%        0.00%        0.09%        0.00%   0.00%
78.01 - 80.00                       4.32%        2.06%        2.02%        2.47%        1.84%   3.53%
80.01 - 85.00                       0.35%        1.80%        1.76%        0.34%        0.00%   1.58%
85.01 - 90.00                       9.38%       10.31%        5.16%        4.72%        5.97%   8.96%
90.01 - 95.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



10. CLTV FICO ARM Second Home

CLTV FICO ARM Second Home     0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.00%        6.13%        0.00%        6.56%
65.01 - 70.00                     0.00%        2.16%        0.00%        0.00%        0.00%        0.00%        1.10%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.00%        5.95%        0.00%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        4.69%        5.87%        0.00%        0.00%        0.00%        1.89%
80.01 - 85.00                     0.00%        0.00%        4.13%        2.49%        0.00%        1.06%        3.83%
85.01 - 90.00                     0.00%        0.00%        0.00%        1.19%        0.00%        4.02%        0.00%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Second Home     620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        1.37%        0.00%        0.00%        1.18%        1.05%   0.00%
65.01 - 70.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       8.20%        1.84%        3.49%        6.80%        2.97%   2.26%
80.01 - 85.00                       0.99%        0.00%        0.00%        1.31%        2.12%   0.00%
85.01 - 90.00                       1.73%        1.40%        0.00%        0.00%        0.00%   7.44%
90.01 - 95.00                       0.00%        0.00%        0.00%        4.76%        0.00%   0.00%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



11. CLTV FICO Fixed Primary

CLTV FICO Fixed Primary       0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.41%        0.06%        0.39%        0.20%        1.29%        0.91%
65.01 - 70.00                     0.00%        0.00%        0.05%        0.47%        0.32%        0.17%        0.19%
70.01 - 75.00                     0.00%        0.05%        0.20%        0.58%        0.28%        0.34%        0.40%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.19%        0.06%        0.13%
78.01 - 80.00                     0.00%        0.16%        0.62%        0.47%        0.40%        2.42%        3.56%
80.01 - 85.00                     0.00%        0.00%        0.43%        0.24%        0.50%        0.79%        0.60%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.53%        1.03%        0.65%        2.64%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.23%        0.53%        0.41%        0.15%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.11%        0.10%        3.81%        4.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Primary       620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        1.57%        0.52%        0.23%        0.33%        0.14%   0.11%
65.01 - 70.00                       0.59%        0.64%        0.00%        0.00%        0.00%   0.16%
70.01 - 75.00                       1.08%        0.76%        0.17%        0.11%        0.00%   0.26%
75.01 - 78.00                       0.00%        0.37%        0.07%        0.00%        0.00%   0.00%
78.01 - 80.00                       2.69%        4.73%        3.08%        2.32%        0.65%   1.92%
80.01 - 85.00                       1.80%        1.25%        0.60%        1.53%        0.65%   0.74%
85.01 - 90.00                       1.00%        2.39%        1.81%        1.18%        1.08%   0.59%
90.01 - 95.00                       0.62%        0.24%        0.33%        0.36%        0.43%   0.09%
95.01 - 100.00                      7.70%        6.58%        7.72%        3.18%        1.71%   2.93%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



12. CLTV FICO Fixed Investor

CLTV FICO Fixed Investor      0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.00%        2.84%        1.99%        0.00%
65.01 - 70.00                     0.00%        0.00%        0.00%        2.90%        0.00%        0.00%        0.00%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        3.66%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        1.36%        0.00%        0.63%        0.00%        1.74%        0.00%
80.01 - 85.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.30%        2.27%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        0.06%        0.11%        1.64%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.08%        0.15%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Investor      620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
65.01 - 70.00                       6.52%        0.00%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       1.77%        2.13%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       2.41%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                      11.49%        0.72%        5.91%        0.78%        0.00%   7.66%
80.01 - 85.00                       0.00%        4.74%        1.42%        0.00%        0.00%   0.00%
85.01 - 90.00                       0.82%        8.02%       10.14%        0.00%        0.00%  13.56%
90.01 - 95.00                       0.29%        0.58%        0.22%        0.25%        0.36%   0.50%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



13. CLTV FICO Fixed Second Home

CLTV FICO Fixed Second Home   0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.00%       20.53%        0.00%        3.76%
65.01 - 70.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
78.01 - 80.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        6.45%
80.01 - 85.00                     0.00%        0.00%        0.00%        0.00%        7.27%        0.00%        0.00%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.26%        0.00%        0.67%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Second Home   620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.00%        0.00%       15.23%        0.00%        0.00%   0.00%
65.01 - 70.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       0.00%        3.95%        0.00%        0.00%        0.00%   0.00%
80.01 - 85.00                       0.00%       11.09%        0.00%        0.00%        0.00%   0.00%
85.01 - 90.00                       0.00%        0.00%        0.00%        6.15%        6.03%  16.93%
90.01 - 95.00                       0.00%        0.30%        0.00%        0.00%        0.33%   1.04%
95.01 - 100.00                      0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



14. CLTV FICO ARM Full

CLTV FICO ARM Full            0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.67%        0.55%        0.38%        0.44%        0.22%        0.19%
65.01 - 70.00                     0.00%        0.34%        0.45%        0.34%        0.30%        0.39%        0.51%
70.01 - 75.00                     0.00%        0.52%        0.47%        0.52%        0.40%        0.34%        0.58%
75.01 - 78.00                     0.00%        0.03%        0.14%        0.25%        0.27%        0.10%        0.55%
78.01 - 80.00                     0.00%        1.86%        1.33%        0.99%        0.93%        6.19%        5.06%
80.01 - 85.00                     0.00%        0.18%        1.74%        1.94%        1.79%        1.94%        2.02%
85.01 - 90.00                     0.00%        0.00%        0.15%        3.27%        4.96%        3.54%        3.68%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.06%        0.03%        0.82%        0.38%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.04%        0.58%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Full            620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.12%        0.22%        0.01%        0.05%        0.01%   0.02%
65.01 - 70.00                       0.23%        0.15%        0.01%        0.03%        0.00%   0.00%
70.01 - 75.00                       0.68%        0.30%        0.22%        0.00%        0.22%   0.00%
75.01 - 78.00                       0.42%        0.04%        0.14%        0.02%        0.00%   0.00%
78.01 - 80.00                       7.70%        5.95%        5.32%        3.93%        2.58%   2.36%
80.01 - 85.00                       1.23%        1.01%        0.69%        0.35%        0.15%   0.36%
85.01 - 90.00                       3.32%        2.74%        1.28%        1.02%        0.97%   1.35%
90.01 - 95.00                       0.21%        0.28%        0.31%        0.05%        0.12%   0.04%
95.01 - 100.00                      0.48%        0.41%        0.14%        0.03%        0.07%   0.18%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



15. CLTV FICO ARM Easy Stated

CLTV FICO ARM Easy
Stated                        0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.52%        0.67%        0.70%        0.83%        0.75%        0.83%
65.01 - 70.00                     0.00%        0.51%        0.46%        0.83%        0.37%        0.57%        0.24%
70.01 - 75.00                     0.00%        0.78%        0.81%        0.88%        0.24%        0.83%        0.62%
75.01 - 78.00                     0.00%        0.12%        0.00%        0.27%        0.21%        0.22%        0.19%
78.01 - 80.00                     0.00%        1.15%        1.03%        1.48%        1.37%        1.78%        1.79%
80.01 - 85.00                     0.00%        0.12%        0.61%        0.32%        0.24%        1.94%        1.20%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.07%        0.25%        0.23%        3.16%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.09%        0.05%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.14%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM Easy
Stated                        620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.81%        0.40%        0.33%        0.58%        0.05%   0.41%
65.01 - 70.00                       0.25%        0.31%        0.08%        0.11%        0.00%   0.04%
70.01 - 75.00                       0.42%        0.42%        0.36%        0.39%        0.22%   0.13%
75.01 - 78.00                       0.21%        0.04%        0.11%        0.09%        0.00%   0.19%
78.01 - 80.00                      10.07%       10.66%       12.53%        7.08%        4.60%   7.34%
80.01 - 85.00                       1.01%        0.74%        0.47%        0.43%        0.06%   0.08%
85.01 - 90.00                       2.38%        1.15%        0.65%        0.53%        0.08%   0.19%
90.01 - 95.00                       0.08%        0.37%        0.58%        0.10%        0.21%   0.41%
95.01 - 100.00                      0.17%        0.39%        0.65%        0.67%        0.47%   0.43%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



16. CLTV FICO ARM No Doc



17. CLTV FICO Fixed Full

CLTV FICO Fixed Full          0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.08%        0.08%        0.52%        0.92%        0.90%        0.73%
65.01 - 70.00                     0.00%        0.00%        0.07%        0.60%        0.00%        0.22%        0.25%
70.01 - 75.00                     0.00%        0.06%        0.26%        0.77%        0.32%        0.22%        0.67%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.09%        0.17%
78.01 - 80.00                     0.00%        0.22%        0.40%        0.17%        0.53%        1.95%        4.32%
80.01 - 85.00                     0.00%        0.00%        0.48%        0.32%        0.85%        0.93%        0.97%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.71%        1.38%        0.87%        3.52%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.31%        0.70%        0.57%        0.21%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.14%        0.13%        5.08%        4.99%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Full          620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        1.73%        0.60%        0.38%        0.00%        0.00%   0.00%
65.01 - 70.00                       0.78%        0.62%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.71%        0.50%        0.22%        0.14%        0.00%   0.34%
75.01 - 78.00                       0.18%        0.49%        0.10%        0.00%        0.00%   0.00%
78.01 - 80.00                       3.52%        4.21%        3.37%        2.29%        0.53%   1.50%
80.01 - 85.00                       1.60%        1.69%        0.91%        1.07%        0.86%   0.60%
85.01 - 90.00                       1.26%        3.00%        2.95%        0.95%        1.27%   1.69%
90.01 - 95.00                       0.72%        0.15%        0.34%        0.13%        0.04%   0.06%
95.01 - 100.00                      6.82%        5.52%        5.06%        2.21%        1.22%   0.99%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



18. CLTV FICO Fixed Easy&Stated

CLTV FICO Fixed Easy&Stated   0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        1.06%        0.00%        0.00%        0.15%        2.22%        1.35%
65.01 - 70.00                     0.00%        0.00%        0.00%        0.57%        0.97%        0.00%        0.00%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.12%        0.52%        0.33%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.59%        0.00%        0.00%
78.01 - 80.00                     0.00%        0.23%        0.98%        1.15%        0.00%        3.24%        1.36%
80.01 - 85.00                     0.00%        0.00%        0.20%        0.00%        0.00%        0.35%        0.00%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.28%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.01%        0.00%        0.00%        0.00%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.80%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO Fixed Easy&Stated   620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.85%        0.21%        0.71%        1.02%        0.44%   0.33%
65.01 - 70.00                       1.13%        0.55%        0.00%        0.00%        0.00%   0.48%
70.01 - 75.00                       1.98%        1.56%        0.00%        0.00%        0.00%   0.00%
75.01 - 78.00                       0.00%        0.00%        0.00%        0.00%        0.00%   0.00%
78.01 - 80.00                       2.15%        5.18%        2.74%        2.00%        0.78%   3.78%
80.01 - 85.00                       1.82%        1.42%        0.00%        2.24%        0.03%   0.88%
85.01 - 90.00                       0.30%        1.84%        0.55%        1.80%        0.76%   1.24%
90.01 - 95.00                       0.31%        0.48%        0.26%        0.83%        1.28%   0.27%
95.01 - 100.00                      7.93%        7.48%       12.07%        4.67%        2.45%   6.69%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



19. CLTV FICO Fixed No Doc



20. CLTV FICO ARM IO

CLTV FICO ARM IO              0 to 499   500 to 519   520 to 539   540 to 559   560 to 579   580 to 599   600 to 619
---------------------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
0.01 - 65.00                      0.00%        0.00%        0.00%        0.00%        0.04%        0.06%        0.00%
65.01 - 70.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.09%        0.27%
70.01 - 75.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.35%
75.01 - 78.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.11%        0.33%
78.01 - 80.00                     0.00%        0.00%        0.00%        0.00%        0.23%       11.00%        8.14%
80.01 - 85.00                     0.00%        0.00%        0.00%        0.00%        0.09%        1.45%        2.22%
85.01 - 90.00                     0.00%        0.00%        0.00%        0.00%        0.00%        2.40%        2.05%
90.01 - 95.00                     0.00%        0.00%        0.00%        0.00%        0.00%        0.09%        0.39%
95.01 - 100.00                    0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.25%
100 +                             0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
CLTV FICO ARM IO              620 to 639   640 to 659   660 to 679   680 to 699   700 to 719   720 +
---------------------------   ----------   ----------   ----------   ----------   ----------   -----
0.01 - 65.00                        0.05%        0.05%        0.10%        0.39%        0.00%   0.00%
65.01 - 70.00                       0.13%        0.04%        0.00%        0.00%        0.00%   0.00%
70.01 - 75.00                       0.70%        0.65%        0.26%        0.19%        0.30%   0.00%
75.01 - 78.00                       0.29%        0.09%        0.30%        0.00%        0.00%   0.00%
78.01 - 80.00                       9.40%       12.12%       13.04%        8.54%        6.11%   6.48%
80.01 - 85.00                       1.29%        1.21%        0.41%        0.08%        0.26%   0.37%
85.01 - 90.00                       1.30%        1.62%        0.87%        0.43%        0.33%   0.41%
90.01 - 95.00                       0.49%        0.21%        0.19%        0.00%        0.00%   0.00%
95.01 - 100.00                      0.49%        0.45%        0.45%        0.07%        0.17%   0.09%
100 +                               0.00%        0.00%        0.00%        0.00%        0.00%   0.00%



21. Manufactured Housing



22. All Loans State

                            Total         Percent
All Loans State            Balance        Balance
--------------------   ----------------   -------
California-Southern      196,022,687.55     16.86
New York                 140,698,955.78     12.10
California-Northern      130,889,907.15     11.26
Florida                  127,821,505.60     11.00
New Jersey                85,064,609.12      7.32
Maryland                  56,000,219.42      4.82
Illinois                  49,979,335.79      4.30
Virginia                  45,634,806.06      3.93
Massachusetts             42,259,340.16      3.64
Georgia                   33,653,124.54      2.89
Arizona                   22,569,194.32      1.94
Hawaii                    22,566,522.35      1.94
Nevada                    21,699,995.48      1.87
Minnesota                 18,387,919.10      1.58
Connecticut               18,224,667.08      1.57
Michigan                  15,932,146.96      1.37
Washington                14,655,750.01      1.26
Pennsylvania              14,238,573.23      1.22
Texas                     13,620,648.75      1.17
Colorado                  13,003,357.55      1.12
North Carolina             9,555,975.17      0.82
Ohio                       7,154,485.37      0.62
District of Columbia       6,783,736.62      0.58
Wisconsin                  6,734,383.27      0.58
New Hampshire              6,272,452.05      0.54
South Carolina             5,113,884.98      0.44
Tennessee                  4,765,905.96      0.41
Oregon                     4,470,436.20      0.38
Missouri                   4,046,098.93      0.35
Indiana                    3,863,664.58      0.33
Rhode Island               3,329,639.03      0.29
Utah                       3,185,038.29      0.27
Delaware                   3,145,519.89      0.27
Idaho                      2,361,583.02      0.20
Kansas                     1,557,365.12      0.13
Arkansas                   1,051,435.25      0.09
Maine                      1,048,451.03      0.09
New Mexico                 1,022,102.23      0.09
Kentucky                     784,313.34      0.07
West Virginia                719,168.68      0.06
Iowa                         650,872.79      0.06
Oklahoma                     641,440.18      0.06
Alaska                       544,024.82      0.05
Vermont                      477,697.93      0.04
Nebraska                     171,927.91      0.01
Wyoming                      114,756.57      0.01
Total:                 1,162,489,625.21    100.00



23. IO Loans State

                            Total         Percent
IO Loans State             Balance        Balance
--------------------   ----------------   -------
California-Southern       73,050,972.99     26.81
California-Northern       59,668,072.50     21.90
Florida                   21,563,742.71      7.91
New York                  14,309,253.30      5.25
Maryland                  13,697,352.12      5.03
Virginia                  10,543,822.12      3.87
New Jersey                 9,464,496.82      3.47
Massachusetts              8,350,569.63      3.06
Colorado                   7,521,668.41      2.76
Hawaii                     7,127,817.23      2.62
Georgia                    6,807,931.69      2.50
Nevada                     5,902,425.30      2.17
Washington                 5,515,516.23      2.02
Arizona                    4,465,205.91      1.64
Minnesota                  4,185,732.66      1.54
Illinois                   3,120,689.17      1.15
Connecticut                2,672,051.72      0.98
Ohio                       1,737,477.68      0.64
Michigan                   1,411,019.64      0.52
North Carolina             1,368,883.88      0.50
Pennsylvania               1,190,340.99      0.44
Utah                       1,067,496.77      0.39
Oregon                       945,252.97      0.35
South Carolina               813,693.99      0.30
District of Columbia         780,899.99      0.29
Texas                        768,279.99      0.28
Tennessee                    762,833.98      0.28
Wisconsin                    650,298.11      0.24
New Hampshire                629,300.00      0.23
Arkansas                     442,468.89      0.16
Rhode Island                 405,899.98      0.15
Kentucky                     363,659.99      0.13
Delaware                     309,272.00      0.11
Idaho                        302,119.99      0.11
Indiana                      240,000.00      0.09
Missouri                     144,000.00      0.05
Oklahoma                     112,000.00      0.04
West Virginia                 83,200.00      0.03
Total:                   272,495,719.35    100.00



24. ARM State

                            Total         Percent
ARM State                  Balance        Balance
--------------------   ----------------   -------
California-Southern      168,115,220.75     16.90
California-Northern      117,674,323.58     11.83
New York                 114,384,742.51     11.50
Florida                  111,200,795.04     11.18
New Jersey                72,248,014.88      7.26
Maryland                  48,289,889.97      4.85
Illinois                  45,451,198.48      4.57
Virginia                  41,199,097.66      4.14
Massachusetts             37,527,606.25      3.77
Georgia                   27,729,089.04      2.79
Nevada                    18,416,447.15      1.85
Arizona                   17,928,002.85      1.80
Hawaii                    16,676,295.44      1.68
Minnesota                 15,246,524.33      1.53
Connecticut               14,627,954.42      1.47
Michigan                  14,118,971.96      1.42
Washington                12,967,610.72      1.30
Pennsylvania              11,886,945.68      1.19
Colorado                  11,024,261.54      1.11
Texas                     10,185,168.69      1.02
North Carolina             8,252,625.82      0.83
Wisconsin                  6,138,443.55      0.62
Ohio                       6,088,213.23      0.61
District of Columbia       5,991,209.09      0.60
New Hampshire              5,330,812.91      0.54
South Carolina             3,916,280.52      0.39
Tennessee                  3,755,331.60      0.38
Missouri                   3,703,895.96      0.37
Indiana                    3,576,319.74      0.36
Oregon                     3,374,963.83      0.34
Rhode Island               3,058,835.88      0.31
Delaware                   2,909,187.66      0.29
Utah                       2,402,625.39      0.24
Idaho                      2,240,323.58      0.23
Kansas                     1,463,326.72      0.15
New Mexico                   968,546.15      0.10
Arkansas                     883,183.56      0.09
Maine                        873,637.71      0.09
Kentucky                     754,445.25      0.08
West Virginia                646,528.81      0.06
Oklahoma                     582,319.74      0.06
Iowa                         561,273.33      0.06
Alaska                       544,024.82      0.05
Wyoming                      114,756.57      0.01
Total:                   995,029,272.36    100.00



25. Fixed State

                            Total         Percent
Fixed State                Balance        Balance
--------------------   ----------------   -------
California-Southern       27,907,466.80     16.67
New York                  26,314,213.27     15.71
Florida                   16,620,710.56      9.93
California-Northern       13,215,583.57      7.89
New Jersey                12,816,594.24      7.65
Maryland                   7,710,329.45      4.60
Georgia                    5,924,035.50      3.54
Hawaii                     5,890,226.91      3.52
Massachusetts              4,731,733.91      2.83
Arizona                    4,641,191.47      2.77
Illinois                   4,528,137.31      2.70
Virginia                   4,435,708.40      2.65
Connecticut                3,596,712.66      2.15
Texas                      3,435,480.06      2.05
Nevada                     3,283,548.33      1.96
Minnesota                  3,141,394.77      1.88
Pennsylvania               2,351,627.55      1.40
Colorado                   1,979,096.01      1.18
Michigan                   1,813,175.00      1.08
Washington                 1,688,139.29      1.01
North Carolina             1,303,349.35      0.78
South Carolina             1,197,604.46      0.72
Oregon                     1,095,472.37      0.65
Ohio                       1,066,272.14      0.64
Tennessee                  1,010,574.36      0.60
New Hampshire                941,639.14      0.56
District of Columbia         792,527.53      0.47
Utah                         782,412.90      0.47
Wisconsin                    595,939.72      0.36
Vermont                      477,697.93      0.29
Missouri                     342,202.97      0.20
Indiana                      287,344.84      0.17
Rhode Island                 270,803.15      0.16
Delaware                     236,332.23      0.14
Maine                        174,813.32      0.10
Nebraska                     171,927.91      0.10
Arkansas                     168,251.69      0.10
Idaho                        121,259.44      0.07
Kansas                        94,038.40      0.06
Iowa                          89,599.46      0.05
West Virginia                 72,639.87      0.04
Oklahoma                      59,120.44      0.04
New Mexico                    53,556.08      0.03
Kentucky                      29,868.09      0.02
Total:                   167,460,352.85    100.00




26. ARM Breakout

                           WA       WA                    Percent    Percent
                 WA     Periodic   Life                     of         of
ARM Breakout   Margin     Cap       Cap    CLTV    FICO    Pool        ARM
------------   ------   --------   -----   -----   ----   -------    -------
A2/6 0          6.634      1.500   6.036   82.29    626     13.66%     15.96
A2/6 12         6.502      1.500   6.034   80.58    629     10.00%     11.68
A2/6 24         6.423      1.500   6.038   81.23    614     34.15%     39.89
A2/6 36         6.332      1.500   6.028   81.31    589      1.80%      2.10
A2/6-IO5 0      6.146      1.500   6.014   82.83    647      2.77%      3.24
A2/6-IO512      6.009      1.500   6.019   81.40    656      2.07%      2.42
A2/6-IO524      5.713      1.500   6.025   81.18    649     16.50%     19.27
A2/6-IO536      5.509      1.500   6.000   82.97    629      1.07%      1.25
A3/6 0          6.478      1.500   6.000   84.09    629      0.43%      0.51
A3/6 12         5.961      1.500   6.000   80.29    680      0.14%      0.16
A3/6 24         6.189      1.500   6.000   83.27    630      0.31%      0.36
A3/6 36         6.399      1.500   6.135   83.29    623      0.77%      0.90
A3/6-IO5 0      6.578      1.500   6.068   77.13    665      0.17%      0.20
A3/6-IO512      5.724      1.500   6.000   79.16    683      0.19%      0.22
A3/6-IO524      5.597      1.500   6.000   78.27    663      0.06%      0.07
A3/6-IO536      5.412      1.500   6.024   80.80    668      0.61%      0.71
A5/6 0          6.147      1.500   6.000   80.23    651      0.14%      0.16
A5/6 12         6.108      1.500   6.000   77.84    644      0.31%      0.36
A5/6 24         5.987      1.500   6.000   82.99    644      0.29%      0.34
A5/6 36         5.987      1.500   6.000   86.33    631      0.17%      0.20
Total:          6.282      1.500   6.033   81.42    628     85.59%    100.00



27. Raw Zip

          Percent
          Balance
Raw Zip   of Deal
-------   -------
  14210      0.01%
  14214      0.01%
  14225      0.01%
  18510      0.01%
  27804      0.01%
  27858      0.01%
  28205      0.01%
  28208      0.01%
  28213      0.01%
  28214      0.01%
  28216      0.08%
  28227      0.01%
  28269      0.06%
  28277      0.02%
  28602      0.00%
  29210      0.01%
  29229      0.05%
  29406      0.01%
  29412      0.02%
  29418      0.01%
  29579      0.01%
  29611      0.01%
  29615      0.02%
  38109      0.00%
  38117      0.01%
  38125      0.01%
  43204      0.02%
  43206      0.01%
  43221      0.02%
  43224      0.01%
  43227      0.01%
  43229      0.01%
  43235      0.01%
  43240      0.02%
  44118      0.01%
  44125      0.01%
  44129      0.01%
  44132      0.01%
  44142      0.01%
  44147      0.01%
  44306      0.01%
  44312      0.01%
  45011      0.01%
  45013      0.01%
  45217      0.01%
  45236      0.01%
  45244      0.01%
  45251      0.01%
  46202      0.01%
  46205      0.01%
  46208      0.01%
  46214      0.00%
  46218      0.01%
  46224      0.00%
  46227      0.01%
  46231      0.01%
  46254      0.00%
  46268      0.01%
  46404      0.02%
  46807      0.01%
  46818      0.01%
  48203      0.02%
  48205      0.01%
  48206      0.01%
  48208      0.01%
  48210      0.01%
  48212      0.03%
  48215      0.01%
  48221      0.02%
  48223      0.01%
  48224      0.02%
  48225      0.01%
  48226      0.01%
  48227      0.02%
  48228      0.02%
  48234      0.02%
  48235      0.02%
  48237      0.04%
  48238      0.03%
  48239      0.01%
  48240      0.01%
  48503      0.01%
  48504      0.01%
  48505      0.00%
  48506      0.01%
  48507      0.01%
  50702      0.01%
  61101      0.00%
  61103      0.01%
  61107      0.02%
  61111      0.01%
  61114      0.03%
Total:       1.25%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

A                  % of pool   average LTV   CLTV above 80%  CLTV above 90%  % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   --------------  --------------  ----------   -----------   -------   ------------
FICO below 600         29.89         80.15            43.87            4.07       73.85         94.28     7.821           7.30
FICO below 580         19.36         79.04            42.97            0.90       72.39         95.14     8.034           6.61
FICO below 560         12.91         77.46            33.79            0.58       68.49         94.76     8.149           6.34
A                  % above 500k   % IO     ave DTI   DTI > 45%
----------------   ------------   ------   -------   ---------
FICO below 600            11.23    12.21     42.90       50.94
FICO below 580            12.11     0.45     43.10       50.73
FICO below 560            10.96     0.00     43.38       54.52


B                  % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   ---------   ----------   ----------   -----------   -------   ------------
LTV above 85%          27.91         92.73       28.00        15.00        75.23         87.29     7.993          17.82
LTV above 90%           9.37         98.68       13.00         2.00        61.16         99.24     9.091          42.62
LTV above 95%           7.06         99.94        8.00         0.00        59.76         99.34     9.424          51.09
B                  % above 500k   % IO     ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
LTV above 85%             12.75    10.71     42.62       50.15           100.00        33.57
LTV above 90%              7.30     8.36     42.25       49.82           100.00       100.00
LTV above 95%              4.27     6.52     41.94       47.45           100.00       100.00


C                  % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   ---------   ----------   ----------   -----------   -------   ------------
DTI > 40%              68.93         82.37       30.00        18.00        59.26         93.19     7.288           6.61
DTI > 45%              48.79         82.42       31.00        19.00        60.86         92.71     7.283           6.33
DTI > 50%              11.97         80.22       51.00        38.00        65.97         85.20     7.426           4.92
Average DTI
C                  % above 500k   % IO     ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
DTI > 40%                 16.79    23.98     47.24       70.78            39.14         9.64
DTI > 45%                 17.51    23.04     49.10      100.00            40.01         9.57
DTI > 50%                 16.46     0.39     52.81      100.00            46.47         2.04
Average DTI


D                  % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   ---------   ----------   ----------   -----------   -------   ------------
Non Owner Occ           7.66         83.13       22.00        11.00        66.51          0.00     7.707          10.35
Stated Docs            37.03         80.34       19.00        13.00         0.00         93.78     7.528           5.59
Loans below 100k        7.34         90.17       30.00        16.00        71.21         89.21     9.204         100.00
IO Loans               23.44         81.41       16.00         0.00        81.24         99.89     6.496           0.70
D                  % above 500k   % IO     ave DTI   DTI > 45%   LTV > 80%       CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
Non Owner Occ             16.51     0.34     40.89       46.41            57.93         0.93
Stated Docs               20.04    11.05     43.22       49.73            23.55         8.75
Loans below 100k           0.00     2.23     40.90       42.02            72.79        54.38
IO Loans                  24.56   100.00     42.19       47.95            20.14         3.34


E      When do IOs reset

Months to next reset (arms only)   Count   Balance ($)     % of Balance   WAC     Remaining Term   WA CLTV   WA FICO
--------------------------------   -----   -------------   ------------   -----   --------------   -------   -------
0 - 5
6 - 11
12 - 17
18 - 23                              885     260,521,716          95.61   6.501              357     81.49       649
24 - 29                               42      11,974,003           4.39   6.392              357     79.73       670
30 - 35
36 - 41
54 - 59
60
--------------------------------   -----   -------------   ------------   -----   --------------   -------   -------
Total:                               927     272,495,719         100.00   6.496              357     81.41       650


F      Is DTI off current mortgage rate for IO    YES


G      Summary of pool per grades

Credit Grade                       Count   Balance ($)     % of Balance   WAC     Remaining Term   WA LTV    WA FICO
--------------------------------   -----   -------------   ------------   -----   --------------   -------   -------
C                                      1         109,904           0.01   11.990             357     37.93       511
AXP                                  411      89,824,018           7.73   7.458              356     80.22       581
AXTC                                  36       7,676,091           0.66   6.814              357     80.89       622
AXTH                                  54      16,638,242           1.43   7.781              357     89.13       616
AXTJ                                   1         937,152           0.08   5.950              357     80.00       632
A-XP                                 238      52,074,817           4.48   7.779              356     77.94       576
A+XP                               2,191     493,159,197          42.42   7.025              355     81.28       629
A+XT                               1,415     370,826,268          31.90   6.951              357     83.10       659
BXP                                  201      44,286,773           3.81   7.982              356     75.01       572
CXP                                  103      19,801,475           1.70   8.559              356     71.06       577
C-XP                                  31       5,283,071           0.45   10.956             357     66.38       560
DXP                                    2         302,090           0.03   11.389             356     46.06       576
XTA                                   37       2,053,600           0.18   10.412             336     98.54       612
XTA+                               1,002      59,516,926           5.12   9.959              348     99.55       654
--------------------------------   -----   -------------   ------------   -----   --------------   -------   -------
Total:                             5,723   1,162,489,625         100.00   7.315              356     82.21       630


H      What are top 10 cities and average strats for each

Top 10 Cities of Overall Pool   Loans   Balance ($)     % of Balance   Rate (%)   Remaining Term   LTV   Score
-----------------------------   -----   -------------   ------------   --------   --------------   ---   -----
BROOKLYN                           84      29,125,927           2.51      7.087              357   81.16   659
CHICAGO                           115      19,874,364           1.71      7.669              356   82.22   634
MIAMI                             107      17,554,407           1.51      7.310              356   82.66   641
LAS VEGAS                          77      14,642,491           1.26      7.312              356   83.07   625
LOS ANGELES                        46      13,068,138           1.12      6.978              354   80.35   633
SAN JOSE                           25      10,203,364           0.88      6.783              355   82.25   648
JAMAICA                            26       8,419,786           0.72      6.925              357   84.19   654
BRONX                              24       7,552,315           0.65      7.365              356   85.54   640
ATLANTA                            49       7,237,385           0.62      7.736              355   86.28   627
WASHINGTON                         34       7,165,554           0.62      7.554              357   78.58   624
Other                           5,136   1,027,645,895          88.40      7.323              356   82.20   628
-----------------------------   -----   -------------   ------------   --------   --------------   ---   -----
Total:                          5,723   1,162,489,625         100.00      7.315              356   82.21   630


I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   % stated Doctype
--------   -----   -----------   ------------   --------   ----------------
             727    60,885,021           5.24      9.147              61.83
LTV > 90   % IO Loans   % non-owner Occupied   % Fico Less Than 600
--------   ----------   --------------------   --------------------
                14.95                   1.36                  23.22



J What is max LTv fo stated income and minimum FICO for stated income?

       MAX LTV, STATED INC.                               100.00
       MIN FICO, STATED INC.                                 500

K      What is min FICO for loans above 90% LTV
       Min Fico for ltv greater than 90:                     549



L      Seasoning hisotry - any over 3m?                      YES

M      Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

       Please specify as part of the strats , silent seconds, second liens, MH,

O      [_]

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

LTV/FICO Matrix

FIXED
FICO
LTV

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-      Total
          ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.23%    0.10%    0.05%    0.00%    0.04%    0.22%    0.00%    0.00%    0.00%     0.64%
520-539   0.05%    0.00%    0.00%    0.16%    0.07%    0.66%    0.32%    0.00%    0.00%     1.26%
540-559   0.10%    0.12%    0.65%    0.35%    0.27%    0.47%    0.33%    0.38%    0.32%     2.98%
560-579   0.19%    0.49%    0.29%    0.26%    0.44%    0.49%    0.39%    0.81%    0.55%     3.92%
580-599   0.57%    0.70%    0.19%    0.00%    0.47%    2.58%    0.61%    0.54%    3.82%     9.47%
600-619   0.49%    0.43%    0.17%    0.38%    0.98%    3.11%    0.73%    2.12%    3.86%    12.27%
620-639   1.10%    0.36%    0.28%    1.46%    0.46%    3.33%    1.84%    0.61%    7.62%    17.06%
640-659   0.37%    0.00%    0.43%    0.99%    1.00%    4.77%    1.13%    2.37%    6.31%    17.37%
660-679   0.22%    0.00%    0.27%    0.16%    0.07%    3.25%    1.60%    1.24%    7.44%    14.24%
680-699   0.20%    0.11%    0.00%    0.10%    0.14%    2.31%    1.70%    0.70%    3.29%     8.55%
700-719   0.00%    0.13%    0.00%    0.00%    0.11%    0.95%    0.46%    0.84%    1.97%     4.47%
720-739   0.05%    0.00%    0.00%    0.15%    0.17%    0.69%    0.54%    0.31%    1.07%     2.97%
740-759   0.05%    0.00%    0.00%    0.00%    0.00%    0.31%    0.04%    0.14%    1.25%     1.79%
760-779   0.00%    0.00%    0.00%    0.00%    0.39%    0.29%    0.15%    0.52%    0.37%     1.72%
780-799   0.00%    0.00%    0.00%    0.24%    0.00%    0.23%    0.00%    0.29%    0.14%     0.90%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.11%    0.00%    0.25%    0.03%     0.39%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     3.63%    2.44%    2.33%    4.22%    4.61%   23.77%    9.84%   11.13%   38.04%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.23%    0.16%    0.41%    0.60%    0.47%    1.45%    0.13%    0.00%    0.00%     3.45%
520-539   0.33%    0.20%    0.35%    0.35%    0.60%    1.39%    1.05%    0.08%    0.00%     4.34%
540-559   0.37%    0.09%    0.27%    0.70%    0.74%    1.28%    1.12%    1.90%    0.00%     6.47%
560-579   0.33%    0.21%    0.27%    0.32%    0.50%    1.36%    1.27%    2.62%    0.02%     6.88%
580-599   0.32%    0.11%    0.23%    0.51%    0.69%    4.62%    1.81%    1.90%    0.52%    10.71%
600-619   0.15%    0.24%    0.22%    0.62%    0.91%    3.83%    1.69%    3.17%    0.61%    11.43%
620-639   0.22%    0.11%    0.19%    0.52%    0.86%    8.72%    1.32%    2.35%    0.51%    14.80%
640-659   0.15%    0.14%    0.16%    0.15%    0.51%    7.91%    1.12%    1.62%    0.68%    12.45%
660-679   0.09%    0.05%    0.02%    0.22%    0.46%    8.18%    0.55%    0.85%    0.76%    11.18%
680-699   0.06%    0.20%    0.03%    0.14%    0.36%    5.07%    0.49%    0.58%    0.35%     7.28%
700-719   0.00%    0.03%    0.00%    0.12%    0.28%    3.25%    0.07%    0.62%    0.39%     4.75%
720-739   0.01%    0.00%    0.00%    0.00%    0.05%    1.96%    0.14%    0.33%    0.22%     2.70%
740-759   0.01%    0.04%    0.00%    0.00%    0.13%    1.31%    0.11%    0.20%    0.16%     1.95%
760-779   0.04%    0.00%    0.06%    0.01%    0.00%    0.68%    0.00%    0.18%    0.04%     1.01%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.40%    0.00%    0.06%    0.02%     0.49%
800-850   0.00%    0.03%    0.00%    0.00%    0.00%    0.05%    0.00%    0.03%    0.00%     0.11%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     2.30%    1.61%    2.21%    4.25%    6.55%   51.45%   10.85%   16.50%    4.28%   100.00%


CLTV/FICO Matrix
FIXED
FICO
CLTV (including silent seconds)

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110       110+   Total
          ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.23%    0.10%    0.05%    0.00%    0.04%    0.22%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.64%
520-539   0.05%    0.00%    0.00%    0.16%    0.07%    0.66%    0.24%    0.00%     0.08%      0.00%      0.00%     0.00%     1.26%
540-559   0.10%    0.12%    0.65%    0.35%    0.27%    0.47%    0.30%    0.16%     0.44%      0.13%      0.00%     0.00%     2.98%
560-579   0.19%    0.49%    0.29%    0.22%    0.44%    0.49%    0.33%    0.12%     1.21%      0.13%      0.00%     0.00%     3.92%
580-599   0.57%    0.70%    0.19%    0.00%    0.47%    2.02%    0.61%    0.54%     0.32%      4.06%      0.00%     0.00%     9.47%
600-619   0.49%    0.43%    0.17%    0.38%    0.98%    1.62%    0.57%    1.81%     0.60%      5.22%      0.00%     0.00%    12.27%
620-639   1.10%    0.36%    0.28%    1.46%    0.37%    2.13%    1.74%    0.48%     0.99%      8.16%      0.00%     0.00%    17.06%
640-659   0.37%    0.00%    0.43%    0.99%    0.79%    2.09%    1.36%    2.22%     1.10%      8.03%      0.00%     0.00%    17.37%
660-679   0.22%    0.00%    0.27%    0.16%    0.07%    1.16%    1.51%    1.35%     1.17%      8.34%      0.00%     0.00%    14.24%
680-699   0.20%    0.11%    0.00%    0.10%    0.14%    1.08%    1.55%    0.70%     0.69%      3.98%      0.00%     0.00%     8.55%
700-719   0.00%    0.13%    0.00%    0.00%    0.00%    0.69%    0.58%    0.44%     0.51%      2.12%      0.00%     0.00%     4.47%
720-739   0.05%    0.00%    0.00%    0.15%    0.17%    0.00%    0.54%    0.54%     0.02%      1.51%      0.00%     0.00%     2.97%
740-759   0.05%    0.00%    0.00%    0.00%    0.00%    0.20%    0.04%    0.14%     0.18%      1.18%      0.00%     0.00%     1.79%
760-779   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.15%    0.27%     0.84%      0.46%      0.00%     0.00%     1.72%
780-799   0.00%    0.00%    0.00%    0.24%    0.00%    0.00%    0.00%    0.29%     0.00%      0.37%      0.00%     0.00%     0.90%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.25%      0.14%      0.00%     0.00%     0.39%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     3.63%    2.44%    2.33%    4.19%    3.80%   12.83%    9.51%    9.06%     8.38%     43.83%      0.00%     0.00%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.23%    0.16%    0.41%    0.60%    0.47%    1.36%    0.13%    0.03%     0.06%      0.00%      0.00%     0.00%     3.45%
520-539   0.33%    0.20%    0.35%    0.34%    0.58%    1.37%    0.92%    0.18%     0.05%      0.02%      0.00%     0.00%     4.34%
540-559   0.37%    0.09%    0.27%    0.70%    0.64%    1.21%    1.04%    1.11%     0.88%      0.16%      0.00%     0.00%     6.47%
560-579   0.33%    0.13%    0.27%    0.32%    0.50%    1.10%    1.18%    1.11%     1.69%      0.27%      0.00%     0.00%     6.88%
580-599   0.32%    0.11%    0.23%    0.44%    0.63%    1.66%    1.36%    1.19%     1.26%      3.51%      0.00%     0.00%    10.71%
600-619   0.15%    0.24%    0.22%    0.62%    0.80%    1.21%    1.56%    2.30%     0.71%      3.63%      0.00%     0.00%    11.43%
620-639   0.22%    0.11%    0.18%    0.51%    0.61%    1.92%    1.18%    1.93%     1.15%      6.99%      0.00%     0.00%    14.80%
640-659   0.15%    0.14%    0.16%    0.12%    0.43%    1.09%    0.92%    1.24%     1.05%      7.15%      0.00%     0.00%    12.45%
660-679   0.09%    0.05%    0.02%    0.18%    0.27%    0.99%    0.50%    0.73%     1.04%      7.30%      0.00%     0.00%    11.18%
680-699   0.06%    0.12%    0.03%    0.14%    0.27%    0.69%    0.46%    0.46%     0.68%      4.36%      0.00%     0.00%     7.28%
700-719   0.00%    0.03%    0.00%    0.05%    0.24%    0.34%    0.11%    0.23%     0.67%      3.09%      0.00%     0.00%     4.75%
720-739   0.01%    0.00%    0.00%    0.00%    0.05%    0.27%    0.02%    0.27%     0.27%      1.81%      0.00%     0.00%     2.70%
740-759   0.01%    0.04%    0.00%    0.00%    0.05%    0.12%    0.11%    0.21%     0.31%      1.10%      0.00%     0.00%     1.95%
760-779   0.04%    0.00%    0.06%    0.01%    0.00%    0.03%    0.00%    0.08%     0.12%      0.67%      0.00%     0.00%     1.01%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.03%    0.00%    0.01%     0.07%      0.39%      0.00%     0.00%     0.49%
800-850   0.00%    0.03%    0.00%    0.00%    0.00%    0.00%    0.00%    0.02%     0.02%      0.05%      0.00%     0.00%     0.11%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     2.30%    1.46%    2.20%    4.02%    5.53%   13.41%    9.48%   11.10%    10.01%     40.50%      0.00%     0.00%   100.00%


FICO

          IO
          ------------------
350-479                 0.00
480-499                 0.00
500-519                 0.00
520-539                 0.00
540-559                 0.00
560-579                 0.09
580-599                 3.56
600-619                 3.28
620-639                 3.32
640-659                 3.85
660-679                 3.66
680-699                 2.27
700-719                 1.68
720-739                 0.77
740-759                 0.43
760-779                 0.39
780-799                 0.10
800-850                 0.04


FICO

          Mortgage Insurance
          ------------------
350-479                 0.00%
480-499                 0.00%
500-519                 1.40%
520-539                 1.28%
540-559                 3.69%
560-579                 4.58%
580-599                 6.99%
600-619                 6.87%
620-639                10.85%
640-659                 9.84%
660-679                 8.58%
680-699                 5.86%
700-719                 3.39%
720-739                 2.12%
740-759                 1.32%
760-779                 0.80%
780-799                 0.44%
800-850                 0.10%

DTI/FICO matrix
DTI

product   fico range   <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9
-------   ----------   ----    -------    -------    -------    -------    -------
ARM       300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.42%      0.23%      0.52%      0.74%      1.17%      1.42%
          550-575      0.13%      0.16%      0.55%      0.67%      1.40%      2.16%
          575-600      0.34%      0.24%      0.53%      1.00%      1.72%      2.28%
          600-620      0.53%      0.30%      0.75%      1.08%      1.51%      1.99%
          620-650      0.65%      0.39%      1.06%      1.65%      2.36%      4.70%
          650-680      0.28%      0.40%      0.90%      1.27%      2.37%      3.92%
          680-700      0.13%      0.11%      0.43%      0.62%      0.91%      1.57%
          700-750      0.35%      0.23%      0.36%      0.44%      1.09%      1.94%
          750-800      0.00%      0.09%      0.12%      0.11%      0.27%      0.53%
          800-900      0.01%      0.00%      0.00%      0.03%      0.04%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        2.84%      2.16%      5.23%      7.61%     12.86%     20.50%

Fixed     300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.11%      0.00%      0.20%      0.25%      0.20%      0.71%
          550-575      0.14%      0.04%      0.26%      0.51%      0.58%      0.33%
          575-600      0.62%      0.30%      0.77%      1.22%      0.71%      1.55%
          600-620      0.92%      0.21%      1.02%      1.24%      1.66%      1.81%
          620-650      0.40%      0.77%      2.30%      1.92%      2.98%      4.35%
          650-680      0.31%      0.55%      1.10%      2.73%      2.85%      5.59%
          680-700      0.08%      0.27%      0.41%      0.95%      0.82%      1.55%
          700-750      0.09%      0.04%      0.41%      0.60%      1.32%      1.77%
          750-800      0.30%      0.00%      0.03%      0.42%      0.39%      0.61%
          800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        2.98%      2.17%      6.50%      9.84%     11.51%     18.28%
product   45-49.9    50-54.9    55-59.9       60+   TOTAL
-------   -------    -------    -------    -----    ------
ARM          0.00%      0.00%      0.00%    0.00%     0.00%
             2.30%      3.26%      0.00%    0.00%    10.06%
             2.71%      1.80%      0.02%    0.00%     9.60%
             4.33%      1.73%      0.00%    0.00%    12.18%
             3.80%      1.47%      0.00%    0.00%    11.43%
             8.87%      1.86%      0.00%    0.00%    21.55%
             6.72%      1.01%      0.00%    0.00%    16.87%
             3.07%      0.45%      0.00%    0.00%     7.28%
             3.74%      0.59%      0.00%    0.00%     8.75%
             0.95%      0.08%      0.00%    0.00%     2.15%
             0.04%      0.00%      0.00%    0.00%     0.11%
          -------    -------    -------    -----    ------
            36.54%     12.24%      0.02%    0.00%   100.00%

Fixed        0.00%      0.00%      0.00%    0.00%     0.00%
             0.80%      0.38%      0.00%    0.00%     2.64%
             2.40%      1.19%      0.00%    0.00%     5.46%
             3.71%      1.29%      0.00%    0.00%    10.18%
             4.20%      1.21%      0.00%    0.00%    12.27%
             9.64%      3.04%      0.00%    0.00%    25.40%
             7.86%      2.29%      0.00%    0.00%    23.27%
             3.47%      1.00%      0.00%    0.00%     8.55%
             3.08%      1.57%      0.00%    0.00%     8.88%
             1.21%      0.00%      0.00%    0.00%     2.96%
             0.14%      0.25%      0.00%    0.00%     0.39%
          -------    -------    -------    -----    ------
            36.51%     12.22%      0.00%    0.00%   100.00%

General Pool Statistics

Geographic distribution
State                                     %
---------------------------   -------------
California                            28.12
Florida                               11.00
New York                              12.10
New Jersey                             7.32
Nevada                                 1.87
Texas                                  1.17
Illinois                               4.30
Washington                             1.26
Maryland                               4.82
Massachusetts                          3.64
Arizona                                1.94
Colorado                               1.12
Oregon                                 0.38
Connecticut                            1.57
Georgia                                2.89
North Carolina                         0.82
Alaska                                 0.05
Arkansas                               0.09
Delaware                               0.27
Hawaii                                 1.94
Idaho                                  0.20
Indiana                                0.33
Iowa                                   0.06
Kansas                                 0.13
Kentucky                               0.07
Maine                                  0.09
Michigan                               1.37
Minnesota                              1.58
Missouri                               0.35
Nebraska                               0.01
New Hampshire                          0.54
New Mexico                             0.09
Ohio                                   0.62
Oklahoma                               0.06
Pennsylvania                           1.22
Rhode Island                           0.29
South Carolina                         0.44
Tennessee                              0.41
Utah                                   0.27
Vermont                                0.04
Virginia                               3.93
West Virginia                          0.06
Wisconsin                              0.58
Wyoming                                0.01
District of Columbia                   0.58

Documentation
                                          %
---------------------------   -------------
Full                                   61.4
Stated                                37.03
Limited                                1.58
No documentation


Occupancy Status
                                          %
---------------------------   -------------
Primary                               92.34
Second Home                            1.23
Investment                             6.43


Distribution by Property Type
                                          %
---------------------------   -------------
One                                   81.15
2-4 Unit                              12.32
Pud detached                           0.00
Condo                                  6.52
Pud attached                           0.00
Modular Home                           0.01
Manufactured Housing                   0.00
Town house                             0.00


Repayment type
                                          %
---------------------------   -------------
2 year ARM                            59.60
2 year ARM IO                         22.41
3 Year ARM                             1.64
3 Year ARM IO                          1.03
25 Lib 1M/IO/10YR                      0.00
5 Year ARM                             0.91
5 Year ARM IO                          0.00
15/30 Balloon                          0.00
20/30 Balloon                          0.00
Fixed                                 14.41
IO                                     0.00
Actuarial                              0.00


Prepay penalty
                                          %
---------------------------   -------------
1 year                                15.01
2 year                                55.04
3 year                                 9.68
other                                  0.00
none                                  20.26


Rate type
                                          %
---------------------------   -------------
Fixed                                 14.41
ARM                                   85.59


Borrower type
                                          %
---------------------------   -------------
1st Lien                              94.51
2nd lien                               5.49


Mortgage purpose
                                          %
---------------------------   -------------
Purchase                              54.23
Rate/Term refinance                    0.62
Equity refinance                      45.15


Summary statistics

Number of loans                       5,723
Total principal balance       1,162,489,625
Average outstanding balance         203,126
Largest outstanding balance         997,139
WA LTV                                82.21
LTV >90%                               9.37
WA Remaining Term (Months)              356
WA Seasoning (months)                     3
WA Credit Score                         630
WA Net Mortgage Rate                  6.125
WA Neg Am limit


AFC

                                          %
---------------------------   -------------
0.50%                                  0.00
1.00%                                  0.00
1.50%                                  0.00
2.00%                                  0.00
3.00%                                  0.00
NA or fixed rate                          0


Group Breakout

                                          %
---------------------------   -------------
Group 1                               62.27
Group 2                               37.73

LTV/FICO Matrix

FIXED
FICO
LTV

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100   Total
          ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.27%    0.16%    0.09%    0.00%    0.07%    0.25%    0.00%    0.00%    0.00%     0.84%
520-539   0.09%    0.00%    0.00%    0.18%    0.12%    1.09%    0.53%    0.00%    0.00%     2.01%
540-559   0.17%    0.20%    0.63%    0.58%    0.45%    0.78%    0.55%    0.62%    0.02%     4.00%
560-579   0.32%    0.23%    0.00%    0.06%    0.74%    0.56%    0.50%    0.84%    0.10%     3.35%
580-599   0.45%    0.32%    0.32%    0.00%    0.77%    2.19%    0.99%    0.64%    3.12%     8.80%
600-619   0.81%    0.71%    0.29%    0.15%    1.38%    2.64%    1.14%    1.26%    3.66%    12.04%
620-639   1.70%    0.16%    0.47%    1.37%    0.77%    3.42%    1.88%    0.66%    5.67%    16.10%
640-659   0.61%    0.00%    0.71%    0.76%    1.10%    6.38%    1.83%    1.93%    5.44%    18.76%
660-679   0.36%    0.00%    0.00%    0.26%    0.12%    3.20%    0.79%    1.17%    4.88%    10.77%
680-699   0.33%    0.18%    0.00%    0.16%    0.23%    2.72%    2.82%    1.01%    2.67%    10.14%
700-719   0.00%    0.22%    0.00%    0.00%    0.19%    1.22%    0.55%    0.95%    1.98%     5.11%
720-739   0.08%    0.00%    0.00%    0.24%    0.28%    0.76%    0.90%    0.45%    0.78%     3.49%
740-759   0.09%    0.00%    0.00%    0.00%    0.00%    0.51%    0.00%    0.18%    0.44%     1.22%
760-779   0.00%    0.00%    0.00%    0.00%    0.65%    0.48%    0.24%    0.45%    0.36%     2.18%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.39%    0.00%    0.00%    0.15%     0.54%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.19%    0.00%    0.41%    0.05%     0.65%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     5.29%    2.17%    2.50%    3.78%    6.86%   26.78%   12.72%   10.58%   29.32%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.25%    0.25%    0.31%    0.67%    0.69%    1.99%    0.14%    0.00%    0.00%     4.30%
520-539   0.46%    0.23%    0.24%    0.42%    0.74%    1.63%    1.05%    0.12%    0.00%     4.90%
540-559   0.52%    0.09%    0.29%    0.64%    0.76%    1.59%    1.39%    2.48%    0.00%     7.76%
560-579   0.39%    0.21%    0.34%    0.44%    0.68%    1.30%    1.31%    3.50%    0.03%     8.18%
580-599   0.33%    0.10%    0.31%    0.36%    0.73%    1.98%    1.37%    1.76%    0.54%     7.47%
600-619   0.12%    0.14%    0.27%    0.91%    0.90%    4.23%    1.24%    2.94%    0.78%    11.54%
620-639   0.36%    0.18%    0.22%    0.37%    0.69%    8.93%    1.54%    2.87%    0.62%    15.77%
640-659   0.23%    0.23%    0.10%    0.19%    0.38%    8.24%    1.00%    1.35%    0.85%    12.57%
660-679   0.14%    0.08%    0.04%    0.16%    0.27%    7.25%    0.81%    0.84%    0.52%    10.12%
680-699   0.10%    0.02%    0.05%    0.08%    0.31%    5.10%    0.44%    0.67%    0.29%     7.07%
700-719   0.00%    0.05%    0.00%    0.08%    0.19%    2.69%    0.10%    0.69%    0.47%     4.26%
720-739   0.02%    0.00%    0.00%    0.00%    0.09%    2.09%    0.14%    0.28%    0.19%     2.80%
740-759   0.01%    0.00%    0.00%    0.00%    0.01%    0.87%    0.12%    0.24%    0.15%     1.40%
760-779   0.06%    0.00%    0.00%    0.02%    0.00%    0.85%    0.00%    0.21%    0.07%     1.20%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.35%    0.00%    0.10%    0.04%     0.49%
800-850   0.00%    0.04%    0.00%    0.00%    0.00%    0.09%    0.00%    0.06%    0.00%     0.18%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     2.99%    1.60%    2.17%    4.34%    6.45%   49.16%   10.66%   18.10%    4.53%   100.00%


CLTV/FICO Matrix

FIXED
FICO
CLTV (including silent seconds)

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110       110+   Total
          ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.27%    0.16%    0.09%    0.00%    0.07%    0.25%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.84%
520-539   0.09%    0.00%    0.00%    0.18%    0.12%    1.09%    0.40%    0.00%     0.13%      0.00%      0.00%     0.00%     2.01%
540-559   0.17%    0.20%    0.63%    0.58%    0.45%    0.78%    0.50%    0.25%     0.39%      0.05%      0.00%     0.00%     4.00%
560-579   0.32%    0.23%    0.00%    0.00%    0.74%    0.56%    0.40%    0.10%     0.85%      0.15%      0.00%     0.00%     3.35%
580-599   0.45%    0.32%    0.32%    0.00%    0.77%    1.69%    0.99%    0.64%     0.18%      3.44%      0.00%     0.00%     8.80%
600-619   0.81%    0.71%    0.29%    0.15%    1.38%    1.02%    0.87%    1.48%     0.37%      4.95%      0.00%     0.00%    12.04%
620-639   1.70%    0.16%    0.47%    1.37%    0.61%    1.77%    1.72%    0.43%     0.79%      7.07%      0.00%     0.00%    16.10%
640-659   0.61%    0.00%    0.71%    0.76%    0.74%    3.00%    1.70%    1.67%     1.40%      8.15%      0.00%     0.00%    18.76%
660-679   0.36%    0.00%    0.00%    0.26%    0.12%    1.46%    0.64%    0.82%     0.84%      6.28%      0.00%     0.00%    10.77%
680-699   0.33%    0.18%    0.00%    0.16%    0.23%    0.67%    2.58%    1.01%     0.86%      4.11%      0.00%     0.00%    10.14%
700-719   0.00%    0.22%    0.00%    0.00%    0.00%    0.80%    0.73%    0.29%     0.62%      2.45%      0.00%     0.00%     5.11%
720-739   0.08%    0.00%    0.00%    0.24%    0.28%    0.00%    0.90%    0.45%     0.00%      1.55%      0.00%     0.00%     3.49%
740-759   0.09%    0.00%    0.00%    0.00%    0.00%    0.34%    0.00%    0.18%     0.00%      0.62%      0.00%     0.00%     1.22%
760-779   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.24%    0.45%     0.95%      0.54%      0.00%     0.00%     2.18%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.54%      0.00%     0.00%     0.54%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.41%      0.23%      0.00%     0.00%     0.65%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     5.29%    2.17%    2.50%    3.72%    5.51%   13.43%   11.68%    7.78%     7.78%     40.13%      0.00%     0.00%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.25%    0.25%    0.31%    0.67%    0.69%    1.84%    0.14%    0.04%     0.10%      0.00%      0.00%     0.00%     4.30%
520-539   0.46%    0.23%    0.24%    0.42%    0.71%    1.60%    0.95%    0.19%     0.07%      0.03%      0.00%     0.00%     4.90%
540-559   0.52%    0.09%    0.29%    0.64%    0.73%    1.50%    1.25%    1.30%     1.20%      0.24%      0.00%     0.00%     7.76%
560-579   0.39%    0.21%    0.34%    0.44%    0.68%    0.99%    1.19%    1.32%     2.32%      0.32%      0.00%     0.00%     8.18%
580-599   0.33%    0.10%    0.31%    0.36%    0.69%    1.53%    0.96%    1.14%     1.25%      0.80%      0.00%     0.00%     7.47%
600-619   0.12%    0.14%    0.27%    0.91%    0.84%    1.16%    1.00%    1.81%     0.96%      4.33%      0.00%     0.00%    11.54%
620-639   0.36%    0.18%    0.19%    0.35%    0.60%    1.65%    1.32%    1.92%     1.22%      7.97%      0.00%     0.00%    15.77%
640-659   0.23%    0.23%    0.10%    0.14%    0.32%    1.00%    0.76%    0.81%     1.17%      7.79%      0.00%     0.00%    12.57%
660-679   0.14%    0.08%    0.04%    0.16%    0.23%    0.78%    0.74%    0.61%     0.78%      6.55%      0.00%     0.00%    10.12%
680-699   0.10%    0.02%    0.05%    0.08%    0.16%    0.67%    0.40%    0.34%     0.76%      4.49%      0.00%     0.00%     7.07%
700-719   0.00%    0.05%    0.00%    0.08%    0.12%    0.26%    0.05%    0.28%     0.88%      2.55%      0.00%     0.00%     4.26%
720-739   0.02%    0.00%    0.00%    0.00%    0.09%    0.37%    0.03%    0.18%     0.36%      1.75%      0.00%     0.00%     2.80%
740-759   0.01%    0.00%    0.00%    0.00%    0.01%    0.13%    0.09%    0.13%     0.20%      0.83%      0.00%     0.00%     1.40%
760-779   0.06%    0.00%    0.00%    0.02%    0.00%    0.05%    0.00%    0.12%     0.11%      0.84%      0.00%     0.00%     1.20%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.04%    0.00%    0.01%     0.11%      0.33%      0.00%     0.00%     0.49%
800-850   0.00%    0.04%    0.00%    0.00%    0.00%    0.00%    0.00%    0.03%     0.03%      0.09%      0.00%     0.00%     0.18%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     2.99%    1.60%    2.14%    4.28%    5.87%   13.59%    8.89%   10.24%    11.51%     38.89%      0.00%     0.00%   100.00%


FICO

          IO
          ------------------
350-479                 0.00
480-499                 0.00
500-519                 0.00
520-539                 0.00
540-559                 0.00
560-579                 0.00
580-599                 0.00
600-619                 3.46
620-639                 2.77
640-659                 3.32
660-679                 2.21
680-699                 1.84
700-719                 0.92
720-739                 0.68
740-759                 0.28
760-779                 0.43
780-799                 0.15
800-850                 0.06

FICO

          Mortgage Insurance
          ------------------
350-479                 0.00%
480-499                 0.00%
500-519                 1.95%
520-539                 1.68%
540-559                 4.65%
560-579                 5.73%
580-599                 5.48%
600-619                 7.51%
620-639                12.59%
640-659                10.68%
660-679                 8.42%
680-699                 6.66%
700-719                 3.70%
720-739                 2.44%
740-759                 1.11%
760-779                 1.08%
780-799                 0.44%
800-850                 0.16%

DTI/Fico Matrix

DTI
product   fico range   <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9
-------   ----------   ----    -------    -------    -------    -------    -------
ARM       300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.21%      0.28%      0.77%      0.80%      1.23%      1.90%
          550-575      0.16%      0.26%      0.79%      0.95%      1.70%      2.49%
          575-600      0.20%      0.21%      0.51%      0.71%      1.43%      1.60%
          600-620      0.22%      0.25%      0.95%      1.24%      1.79%      1.78%
          620-650      0.45%      0.28%      1.13%      1.82%      2.76%      5.24%
          650-680      0.22%      0.48%      0.85%      1.21%      2.29%      3.83%
          680-700      0.18%      0.09%      0.47%      0.68%      0.91%      1.51%
          700-750      0.14%      0.30%      0.34%      0.58%      1.06%      1.93%
          750-800      0.00%      0.14%      0.13%      0.18%      0.26%      0.56%
          800-900      0.01%      0.00%      0.00%      0.04%      0.06%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        1.80%      2.29%      5.94%      8.22%     13.50%     20.86%

Fixed     300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.10%      0.00%      0.33%      0.40%      0.33%      0.62%
          550-575      0.20%      0.06%      0.39%      0.40%      0.52%      0.26%
          575-600      0.35%      0.17%      0.75%      1.19%      1.00%      1.53%
          600-620      0.58%      0.34%      1.53%      1.40%      1.17%      1.55%
          620-650      0.43%      0.73%      2.77%      2.40%      3.86%      4.17%
          650-680      0.48%      0.38%      1.07%      3.35%      2.38%      5.12%
          680-700      0.14%      0.31%      0.54%      0.65%      1.31%      2.20%
          700-750      0.00%      0.00%      0.47%      0.45%      2.18%      1.99%
          750-800      0.10%      0.00%      0.05%      0.13%      0.49%      0.87%
          800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        2.38%      2.00%      7.90%     10.38%     13.23%     18.30%
DTI
product   45-49.9    50-54.9    55-59.9       60+   TOTAL
-------   -------    -------    -------    -----    ------
ARM          0.00%      0.00%      0.00%    0.00%     0.00%
             2.58%      3.99%      0.00%    0.00%    11.77%
             3.01%      2.23%      0.04%    0.00%    11.63%
             2.69%      1.86%      0.00%    0.00%     9.21%
             4.17%      1.13%      0.00%    0.00%    11.54%
             8.73%      1.77%      0.00%    0.00%    22.19%
             6.26%      1.11%      0.00%    0.00%    16.26%
             2.84%      0.39%      0.00%    0.00%     7.07%
             3.12%      0.39%      0.00%    0.00%     7.85%
             0.89%      0.13%      0.00%    0.00%     2.29%
             0.07%      0.00%      0.00%    0.00%     0.18%
          -------    -------    -------    -----    ------
            34.35%     13.00%      0.04%    0.00%   100.00%

Fixed        0.00%      0.00%      0.00%    0.00%     0.00%
             1.22%      0.64%      0.00%    0.00%     3.63%
             2.50%      1.54%      0.00%    0.00%     5.88%
             2.93%      1.58%      0.00%    0.00%     9.50%
             4.00%      1.48%      0.00%    0.00%    12.04%
             7.97%      2.72%      0.00%    0.00%    25.05%
             5.55%      2.25%      0.00%    0.00%    20.57%
             3.74%      1.24%      0.00%    0.00%    10.14%
             2.74%      1.71%      0.00%    0.00%     9.54%
             1.36%      0.00%      0.00%    0.00%     3.00%
             0.23%      0.41%      0.00%    0.00%     0.65%
          -------    -------    -------    -----    ------
            32.24%     13.58%      0.00%    0.00%   100.00%

General Pool Statistics

Geographic distribution

State                                     %
---------------------------   -------------
California                            17.67
Florida                               12.47
New York                              11.68
New Jersey                             7.96
Nevada                                 2.05
Texas                                  1.48
Illinois                               5.93
Washington                             1.27
Maryland                               5.84
Massachusetts                          4.56
Arizona                                2.21
Colorado                               1.32
Oregon                                 0.45
Connecticut                            1.79
Georgia                                3.73
North Carolina                         1.10
Alaska                                 0.08
Arkansas                               0.13
Delaware                               0.34
Hawaii                                 2.05
Idaho                                  0.27
Indiana                                0.52
Iowa                                   0.09
Kansas                                 0.13
Kentucky                               0.11
Maine                                  0.14
Michigan                               1.61
Minnesota                              2.08
Missouri                               0.53
Nebraska                               0.02
New Hampshire                          0.84
New Mexico                             0.14
Ohio                                   0.74
Oklahoma                               0.09
Pennsylvania                           1.59
Rhode Island                           0.46
South Carolina                         0.52
Tennessee                              0.61
Utah                                   0.34
Vermont                                0.07
Virginia                               3.30
West Virginia                          0.09
Wisconsin                              0.89
Wyoming                                0.02
District of Columbia                   0.69

Documentation
                                          %
---------------------------   -------------
Full Documentation                    63.72
Stated Documentation                  34.82
Reduced Documentation                  1.46
No documentation                       0.00


Occupancy Status
                                          %
---------------------------   -------------
Primary Residence                     91.33
Second / Vacation                      0.84
Non Owner Occupied                     7.84


Distribution by Property Type
                                          %
---------------------------   -------------
One                                   78.15
2-4 Unit                              14.82
Pud detached
Condo                                  7.01
Pud attached                           0.00
Modular Home                           0.02
Manufactured Housing                   0.00
Town house                             0.00


Repayment type
                                          %
---------------------------   -------------
2 year ARM                            67.46
2 year ARM IO                         15.15
3 Year ARM                             1.80
3 Year ARM IO                          0.97
25 Lib 1M/IO/10YR                      0.00
5 Year ARM                             0.70
5 Year ARM IO                          0.00
15/30 Balloon                          0.00
20/30 Balloon                          0.00
Fixed                                 13.91
IO                                     0.00
Actuarial                              0.00


Prepay penalty
                                          %
---------------------------   -------------
1 year                                14.12
2 year                                53.28
3 year                                10.30
other                                  0.00
none                                  22.30


Rate type
                                          %
---------------------------   -------------
Fixed                                 13.91
ARM                                   86.09


Borrower type
                                          %
---------------------------   -------------
1st Lien                              96.12
2nd lien                               3.88



Mortgage purpose
                                          %
---------------------------   -------------
Purchase                              52.48
Rate/Term refinance                    0.71
Equity refinance                      46.82



Summary statistics

Number of loans                       4,260
Total principal balance         723,846,755
Average outstanding balance         169,917
Largest outstanding balance         583,228
WA LTV                                81.85
LTV >90%                               8.24
WA Remaining Term (Months)              356
WA Seasoning (months)                     3
WA Credit Score                         627
WA Net Mortgage Rate                  6.188
WA Neg Am limit


AFC
                                          %
---------------------------   -------------
 0.50%                                 0.00
 1.00%                                 0.00
 1.50%                                 0.00
 2.00%                                 0.00
 3.00%                                 0.00
NA or fixed rate                       0.00


Conforming
                                          %
---------------------------   -------------
Group 1                              100.00
Group 2                                0.00

LTV/FICO Matrix

FIXED
FICO
LTV

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100   Total
          ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.16%    0.00%    0.00%    0.00%    0.00%    0.18%    0.00%    0.00%    0.00%     0.34%
520-539   0.00%    0.00%    0.00%    0.12%    0.00%    0.00%    0.00%    0.00%    0.00%     0.12%
540-559   0.00%    0.00%    0.67%    0.00%    0.00%    0.00%    0.00%    0.01%    0.77%     1.46%
560-579   0.00%    0.90%    0.74%    0.55%    0.00%    0.37%    0.22%    0.76%    1.24%     4.79%
580-599   0.76%    1.27%    0.00%    0.00%    0.00%    3.16%    0.04%    0.37%    4.87%    10.48%
600-619   0.00%    0.00%    0.00%    0.72%    0.37%    3.82%    0.12%    3.42%    4.17%    12.62%
620-639   0.19%    0.67%    0.00%    1.59%    0.00%    3.20%    1.78%    0.54%   10.55%    18.52%
640-659   0.00%    0.00%    0.00%    1.33%    0.86%    2.33%    0.08%    3.03%    7.64%    15.27%
660-679   0.00%    0.00%    0.67%    0.00%    0.00%    3.34%    2.82%    1.35%   11.29%    19.47%
680-699   0.00%    0.00%    0.00%    0.00%    0.00%    1.70%    0.00%    0.23%    4.22%     6.14%
700-719   0.00%    0.00%    0.00%    0.00%    0.00%    0.54%    0.34%    0.67%    1.96%     3.50%
720-739   0.00%    0.00%    0.00%    0.00%    0.00%    0.59%    0.00%    0.10%    1.49%     2.18%
740-759   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.09%    0.08%    2.47%     2.64%
760-779   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.64%    0.39%     1.03%
780-799   0.00%    0.00%    0.00%    0.60%    0.00%    0.00%    0.00%    0.74%    0.11%     1.45%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     1.11%    2.84%    2.07%    4.90%    1.23%   19.22%    5.49%   11.95%   51.19%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
500-519   0.19%    0.02%    0.57%    0.48%    0.10%    0.56%    0.11%    0.00%    0.00%     2.02%
520-539   0.11%    0.13%    0.53%    0.22%    0.36%    1.00%    1.04%    0.00%    0.00%     3.40%
540-559   0.13%    0.11%    0.25%    0.79%    0.70%    0.75%    0.67%    0.91%    0.00%     4.31%
560-579   0.22%    0.20%    0.14%    0.11%    0.20%    1.46%    1.20%    1.15%    0.00%     4.69%
580-599   0.30%    0.14%    0.10%    0.75%    0.62%    9.04%    2.55%    2.15%    0.50%    16.15%
600-619   0.18%    0.41%    0.13%    0.13%    0.92%    3.17%    2.44%    3.54%    0.34%    11.25%
620-639   0.00%    0.00%    0.15%    0.78%    1.13%    8.36%    0.95%    1.49%    0.32%    13.17%
640-659   0.00%    0.00%    0.27%    0.10%    0.72%    7.35%    1.32%    2.08%    0.41%    12.24%
660-679   0.00%    0.00%    0.00%    0.31%    0.79%    9.73%    0.10%    0.86%    1.17%    12.96%
680-699   0.00%    0.50%    0.00%    0.24%    0.45%    5.02%    0.57%    0.44%    0.44%     7.64%
700-719   0.00%    0.00%    0.00%    0.20%    0.42%    4.19%    0.00%    0.50%    0.26%     5.57%
720-739   0.00%    0.00%    0.00%    0.00%    0.00%    1.72%    0.13%    0.41%    0.28%     2.54%
740-759   0.00%    0.11%    0.00%    0.00%    0.32%    2.04%    0.10%    0.14%    0.16%     2.87%
760-779   0.00%    0.00%    0.15%    0.00%    0.00%    0.39%    0.00%    0.15%    0.00%     0.69%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.49%    0.00%    0.00%    0.00%     0.49%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
-------   ----    -----    -----    -----    -----    -----    -----    -----    -----    ------
Total     1.14%    1.62%    2.28%    4.10%    6.72%   55.28%   11.18%   13.82%    3.86%   100.00%


CLTV/FICO Matrix
FIXED
FICO
CLTV (including silent seconds)

          60-     60-65    65-70    70-75    75-80    80-85    85-90    90-95    95-100    100-105    105-110       110+   Total
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.16%    0.00%    0.00%    0.00%    0.00%    0.18%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.34%
520-539   0.00%    0.00%    0.00%    0.12%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.12%
540-559   0.00%    0.00%    0.67%    0.00%    0.00%    0.00%    0.00%    0.01%     0.52%      0.25%      0.00%     0.00%     1.46%
560-579   0.00%    0.90%    0.74%    0.55%    0.00%    0.37%    0.22%    0.16%     1.75%      0.09%      0.00%     0.00%     4.79%
580-599   0.76%    1.27%    0.00%    0.00%    0.00%    2.50%    0.04%    0.37%     0.52%      5.01%      0.00%     0.00%    10.48%
600-619   0.00%    0.00%    0.00%    0.72%    0.37%    2.53%    0.12%    2.30%     0.96%      5.63%      0.00%     0.00%    12.62%
620-639   0.19%    0.67%    0.00%    1.59%    0.00%    2.66%    1.78%    0.54%     1.29%      9.80%      0.00%     0.00%    18.52%
640-659   0.00%    0.00%    0.00%    1.33%    0.86%    0.72%    0.84%    3.03%     0.64%      7.85%      0.00%     0.00%    15.27%
660-679   0.00%    0.00%    0.67%    0.00%    0.00%    0.72%    2.82%    2.16%     1.65%     11.46%      0.00%     0.00%    19.47%
680-699   0.00%    0.00%    0.00%    0.00%    0.00%    1.70%    0.00%    0.23%     0.43%      3.79%      0.00%     0.00%     6.14%
700-719   0.00%    0.00%    0.00%    0.00%    0.00%    0.54%    0.34%    0.67%     0.34%      1.62%      0.00%     0.00%     3.50%
720-739   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.69%     0.05%      1.44%      0.00%     0.00%     2.18%
740-759   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.09%    0.08%     0.45%      2.02%      0.00%     0.00%     2.64%
760-779   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.68%      0.35%      0.00%     0.00%     1.03%
780-799   0.00%    0.00%    0.00%    0.60%    0.00%    0.00%    0.00%    0.74%     0.00%      0.11%      0.00%     0.00%     1.45%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     1.11%    2.84%    2.07%    4.90%    1.23%   11.91%    6.25%   10.98%     9.29%     49.42%      0.00%     0.00%   100.00%

ARM
FICO
350-479   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
480-499   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
500-519   0.19%    0.02%    0.57%    0.48%    0.10%    0.56%    0.11%    0.00%     0.00%      0.00%      0.00%     0.00%     2.02%
520-539   0.11%    0.13%    0.53%    0.20%    0.36%    1.00%    0.87%    0.17%     0.02%      0.00%      0.00%     0.00%     3.40%
540-559   0.13%    0.11%    0.25%    0.79%    0.49%    0.74%    0.67%    0.79%     0.33%      0.02%      0.00%     0.00%     4.31%
560-579   0.22%    0.00%    0.14%    0.11%    0.20%    1.29%    1.15%    0.76%     0.62%      0.18%      0.00%     0.00%     4.69%
580-599   0.30%    0.14%    0.10%    0.56%    0.54%    1.86%    2.04%    1.27%     1.29%      8.05%      0.00%     0.00%    16.15%
600-619   0.18%    0.41%    0.13%    0.13%    0.72%    1.31%    2.50%    3.13%     0.28%      2.47%      0.00%     0.00%    11.25%
620-639   0.00%    0.00%    0.15%    0.78%    0.63%    2.37%    0.95%    1.94%     1.02%      5.34%      0.00%     0.00%    13.17%
640-659   0.00%    0.00%    0.27%    0.10%    0.60%    1.24%    1.18%    1.96%     0.84%      6.06%      0.00%     0.00%    12.24%
660-679   0.00%    0.00%    0.00%    0.20%    0.33%    1.35%    0.10%    0.94%     1.47%      8.57%      0.00%     0.00%    12.96%
680-699   0.00%    0.29%    0.00%    0.24%    0.45%    0.74%    0.57%    0.67%     0.54%      4.15%      0.00%     0.00%     7.64%
700-719   0.00%    0.00%    0.00%    0.00%    0.42%    0.48%    0.20%    0.14%     0.34%      3.99%      0.00%     0.00%     5.57%
720-739   0.00%    0.00%    0.00%    0.00%    0.00%    0.10%    0.00%    0.41%     0.13%      1.90%      0.00%     0.00%     2.54%
740-759   0.00%    0.11%    0.00%    0.00%    0.12%    0.10%    0.13%    0.36%     0.49%      1.56%      0.00%     0.00%     2.87%
760-779   0.00%    0.00%    0.15%    0.00%    0.00%    0.00%    0.00%    0.00%     0.15%      0.39%      0.00%     0.00%     0.69%
780-799   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.49%      0.00%     0.00%     0.49%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%      0.00%     0.00%     0.00%
-------   ----    -----    -----    -----    -----    -----    -----    -----    ------    -------    -------    ------    ------
Total     1.14%    1.22%    2.28%    3.59%    4.96%   13.12%   10.46%   12.54%     7.50%     43.18%      0.00%     0.00%   100.00%

FICO

          IO
          ------------------
350-479                 0.00
480-499                 0.00
500-519                 0.00
520-539                 0.00
540-559                 0.00
560-579                 0.23
580-599                 9.44
600-619                 2.98
620-639                 4.23
640-659                 4.74
660-679                 6.05
680-699                 3.00
700-719                 2.93
720-739                 0.91
740-759                 0.68
760-779                 0.33
780-799                 0.00
800-850                 0.00

FICO

          Mortgage Insurance
          ------------------
350-479                 0.00%
480-499                 0.00%
500-519                 0.50%
520-539                 0.63%
540-559                 2.12%
560-579                 2.69%
580-599                 9.49%
600-619                 5.81%
620-639                 7.98%
640-659                 8.46%
660-679                 8.84%
680-699                 4.53%
700-719                 2.88%
720-739                 1.58%
740-759                 1.67%
760-779                 0.33%
780-799                 0.45%
800-850                 0.00%


DTI/FICO Matrix

DTI
product   fico range   <20     20-24.9    25-29.9    30-34.9    35-39.9    40-44.9
-------   ----------   ----    -------    -------    -------    -------    -------
ARM       300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.78%      0.14%      0.10%      0.63%      1.07%      0.60%
          550-575      0.09%      0.00%      0.15%      0.19%      0.91%      1.59%
          575-600      0.59%      0.30%      0.58%      1.49%      2.21%      3.41%
          600-620      1.05%      0.39%      0.43%      0.82%      1.02%      2.33%
          620-650      0.97%      0.57%      0.94%      1.36%      1.69%      3.81%
          650-680      0.39%      0.27%      0.96%      1.37%      2.50%      4.06%
          680-700      0.04%      0.14%      0.37%      0.50%      0.92%      1.67%
          700-750      0.70%      0.12%      0.39%      0.21%      1.16%      1.96%
          750-800      0.00%      0.00%      0.10%      0.00%      0.30%      0.47%
          800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        4.60%      1.94%      4.03%      6.59%     11.78%     19.89%

Fixed     300-500      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          500-550      0.12%      0.00%      0.00%      0.02%      0.00%      0.85%
          550-575      0.05%      0.01%      0.06%      0.68%      0.66%      0.44%
          575-600      1.04%      0.50%      0.80%      1.25%      0.28%      1.59%
          600-620      1.45%      0.00%      0.26%      1.00%      2.41%      2.20%
          620-650      0.36%      0.81%      1.59%      1.19%      1.65%      4.62%
          650-680      0.05%      0.81%      1.15%      1.80%      3.56%      6.30%
          680-700      0.00%      0.19%      0.20%      1.39%      0.10%      0.57%
          700-750      0.22%      0.11%      0.31%      0.83%      0.01%      1.45%
          750-800      0.60%      0.00%      0.00%      0.85%      0.25%      0.22%
          800-900      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
          ----------   ----    -------    -------    -------    -------    -------
          Total        3.87%      2.43%      4.39%      9.02%      8.92%     18.25%
DTI
product   45-49.9    50-54.9    55-59.9       60+   TOTAL
-------   -------    -------    -------    -----    ------
ARM          0.00%      0.00%      0.00%    0.00%     0.00%
             1.84%      2.03%      0.00%    0.00%     7.20%
             2.20%      1.08%      0.00%    0.00%     6.20%
             7.08%      1.50%      0.00%    0.00%    17.16%
             3.17%      2.03%      0.00%    0.00%    11.25%
             9.12%      2.01%      0.00%    0.00%    20.47%
             7.50%      0.84%      0.00%    0.00%    17.90%
             3.47%      0.54%      0.00%    0.00%     7.64%
             4.78%      0.93%      0.00%    0.00%    10.25%
             1.04%      0.00%      0.00%    0.00%     1.91%
             0.00%      0.00%      0.00%    0.00%     0.00%
          -------    -------    -------    -----    ------
            40.20%     10.97%      0.00%    0.00%   100.00%

Fixed        0.00%      0.00%      0.00%    0.00%     0.00%
             0.16%      0.00%      0.00%    0.00%     1.15%
             2.25%      0.66%      0.00%    0.00%     4.82%
             4.88%      0.86%      0.00%    0.00%    11.20%
             4.51%      0.79%      0.00%    0.00%    12.62%
            12.17%      3.52%      0.00%    0.00%    25.91%
            11.33%      2.35%      0.00%    0.00%    27.35%
             3.06%      0.63%      0.00%    0.00%     6.14%
             3.61%      1.35%      0.00%    0.00%     7.89%
             0.98%      0.00%      0.00%    0.00%     2.91%
             0.00%      0.00%      0.00%    0.00%     0.00%
          -------    -------    -------    -----    ------
            42.95%     10.16%      0.00%    0.00%   100.00%


General Pool Statistics

Geographic distribution

State                                     %
---------------------------   -------------
California                            45.38
Florida                                8.57
New York                              12.80
New Jersey                             6.25
Nevada                                 1.56
Texas                                  0.66
Illinois                               1.61
Washington                             1.24
Maryland                               3.13
Massachusetts                          2.11
Arizona                                1.51
Colorado                               0.78
Oregon                                 0.27
Connecticut                            1.21
Georgia                                1.52
North Carolina                         0.36
Arkansas                               0.02
Delaware                               0.16
Hawaii                                 1.76
Idaho                                  0.09
Indiana                                0.02
Kansas                                 0.13
Maine                                  0.00
Michigan                               0.97
Minnesota                              0.76
Missouri                               0.04
New Hampshire                          0.05
Ohio                                   0.42
Pennsylvania                           0.63
South Carolina                         0.31
Tennessee                              0.08
Utah                                   0.16
Virginia                               4.95
West Virginia                          0.02
Wisconsin                              0.06
District of Columbia                   0.40


Documentation
                                          %
---------------------------   -------------
Full Documentation                    57.57
Stated Documentation                  40.67
Reduced Documentation                  1.77
No documentation                       0.00


Occupancy Status
                                          %
---------------------------   -------------
Primary Residence                     94.01
Second / Vacation                      1.88
Non Owner Occupied                     4.11


Distribution by Property Type
                                          %
---------------------------   -------------
One                                   86.09
2-4 Unit                               8.19
Pud detached
Condo                                  5.72
Pud attached                           0.00
Modular Home                           0.00
Manufactured Housing                   0.00
Town house                             0.00


Repayment type
                                          %
---------------------------   -------------
2 year ARM                            46.63
2 year ARM IO                         34.39
3 Year ARM                             1.38
3 Year ARM IO                          1.13
25 Lib 1M/IO/10YR                      0.00
5 Year ARM                             1.25
5 Year ARM IO                          0.00
15/30 Balloon                          0.00
20/30 Balloon                          0.00
Fixed                                 15.22
IO                                     0.00
Actuarial                              0.00


Prepay penalty
                                          %
---------------------------   -------------
1 year                                16.49
2 year                                57.94
3 year                                 8.68
other                                  0.00
none                                  16.89


Rate type
                                          %
---------------------------   -------------
Fixed                                 15.22
ARM                                   84.78


Borrower type
                                          %
---------------------------   -------------
1st Lien                              91.85
2nd lien                               8.15


Mortgage purpose
                                          %
---------------------------   -------------
Purchase                              57.12
Rate/Term refinance                    0.48
Equity refinance                      42.40



Summary statistics

Number of loans                       1,463
Total principal balance         438,642,870
Average outstanding balance         299,824
Largest outstanding balance         997,139
WA LTV                                82.81
LTV >90%                              11.24
WA Remaining Term (Months)              355
WA Seasoning (months)                     3
WA Credit Score                         635
WA Net Mortgage Rate                  6.022
WA Neg Am limit


AFC
                                          %
---------------------------   -------------
 0.50%                                 0.00
 1.00%                                 0.00
 1.50%                                 0.00
 2.00%                                 0.00
 3.00%                                 0.00
NA or fixed rate                       0.00


Conforming
                                          %
---------------------------   -------------
Group 1                                0.00
Group 2                              100.00

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

1. By Loan Type please use more rows if there are other type of loans

             No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
----------   ---------------------   -----------------   ----------------------   ---------------------   ------
Fixed Rate                   1,692      167,460,352.85                    14.41                   8.246     0.00
2/28 ARM                     3,873      953,385,494.21                    82.01                   7.172   100.00
3/27 ARM                       128       31,079,931.78                     2.67                   6.877   100.00
5/25 ARM                        30       10,563,846.37                     0.91                   6.813   100.00
                                                FICO
             <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
----------   ------   ---------   ---------   ---------   ---------   -----   --------
Fixed Rate     0.00        1.07        1.66        5.52       10.42   81.32        644
2/28 ARM       0.15        4.48        6.16        9.76       12.56   66.89        627
3/27 ARM       0.00        0.98        4.75        3.12       10.87   80.28        646
5/25 ARM       0.00        0.00        0.00        8.88        6.29   84.84        643
                                Effective Combined LTV (includes silent seconds)
             <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
----------   -----   --------   --------   --------   ---------   ----   --------
Fixed Rate   26.16       8.68      12.09       6.85       46.22   0.00      89.43
2/28 ARM     25.60       9.10      13.15       9.76       42.39   0.00      89.89
3/27 ARM     32.90      15.56      17.99       3.59       29.96   0.00      87.71
5/25 ARM     39.95       2.83      25.80      10.27       21.15   0.00      86.28
                           Debt-to-Income Ratio                 Documentation
             <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited
----------   -----   --------   --------   ----   --------   ------   ---------
Fixed Rate   51.27      36.62      12.11   0.00      41.97    69.62        1.15
2/28 ARM     50.81      37.23      11.96   0.00      42.49    59.80        1.48
3/27 ARM     61.06      29.49       9.44   0.00      40.49    60.02        6.98
5/25 ARM     57.28      24.63      18.09   0.00      39.41    78.85        1.58
                                       Owner Occupancy                            IO Loan Distribution
             % Refinancing   % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
----------   -------------   ----------------   ---------------------   --------   --------   --------   ---------
Fixed Rate           51.52              93.01                    5.25       0.00       0.00       0.00        0.00
2/28 ARM             43.94              92.30                    6.52       0.00       0.00      27.33        0.00
3/27 ARM             66.44              92.22                    7.36       0.00       0.00      38.53        0.00
5/25 ARM             58.80              86.04                   13.96       0.00       0.00       0.00        0.00

2. By Original IO Term    please use more rows if there are other type of IO
products

             No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
----------   ---------------------   -----------------   ----------------------   ---------------------   ------
None                         4,796      889,993,905.86                    76.56                   7.566    81.18
24 months
36 months
60 months                      927      272,495,719.35                    23.44                   6.496   100.00
120 months
                                                FICO
             <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
----------   ------   ---------   ---------   ---------   ---------   -----   --------
None           0.16        5.03        7.08       11.61       10.88   65.24        624
24 months
36 months
60 months      0.00        0.00        0.00        0.33       16.30   83.37        650
120 months
                                Effective Combined LTV (includes silent seconds)
             <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
----------   -----   --------   --------   --------   ---------   ----   --------
None         31.01      10.29      15.18      10.83       32.68   0.00      87.84
24 months
36 months
60 months     9.68       5.46       6.90       3.78       74.19   0.00      95.92
120 months
                             Debt-to-Income Ratio               Documentation
             <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
----------   -----   --------   --------   ----   --------   ------   ---------   -------------
None         50.95      33.47      15.58   0.00      42.38    55.32        1.66           50.85
24 months
36 months
60 months    52.05      47.75       0.20   0.00      42.19    81.24        1.30           29.19
120 months
                        Owner Occupancy                           IO Loan Distribution
             % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
----------   ----------------   ---------------------   --------   --------   --------   ---------
None                    90.03                    8.40       0.00       0.00       0.00        0.00
24 months
36 months
60 months               99.89                    0.00       0.00       0.00     100.00        0.00
120 months

3. By Occupancy Status

                      No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
-------------------   ---------------------   -----------------   ----------------------   ---------------------   -----
Owner Occupied                        5,251    1,073,437,579.68                    92.34                   7.283   85.49
2nd Homes                                55       14,317,538.14                     1.23                   7.503   79.63
Investor Properties                     417       74,734,507.39                     6.43                   7.746   88.24
                                                         FICO
                      <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
-------------------   ------   ---------   ---------   ---------   ---------   -----   --------
Owner Occupied          0.13        3.87        5.56        9.37       12.22   68.85        628
2nd Homes               0.00       10.13        5.27       11.54        9.80   63.25        632
Investor Properties     0.00        2.43        3.47        2.58       11.60   79.92        651
                                  Effective Combined LTV (includes silent seconds)
                      <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
-------------------   -----   --------   --------   --------   ---------   ----   --------
Owner Occupied        24.92       9.35      12.14       8.22       45.37   0.00      90.10
2nd Homes             53.64      14.74       6.08      15.60        9.94   0.00      81.57
Investor Properties   36.28       5.38      30.42      21.78        6.13   0.00      86.06
                                   Debt-to-Income Ratio                 Documentation
                      <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
-------------------   -----   --------   --------   ----   --------   ------   ---------   -------------
Owner Occupied        51.01      37.94      11.05   0.00      42.45    60.97        1.42           45.74
2nd Homes             56.92      29.24      13.84   0.00      41.50    53.21        4.58           52.41
Investor Properties   52.95      22.14      24.91   0.00      40.77    69.05        3.21           44.94
                                 Owner Occupancy                           IO Loan Distribution
                      % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
-------------------   ----------------   ---------------------   --------   --------   --------   ---------
Owner Occupied                  100.00                    0.00       0.00       0.00      25.36        0.00
2nd Homes                         0.00                    0.00       0.00       0.00       2.09        0.00
Investor Properties               0.00                  100.00       0.00       0.00       0.00        0.00

4. By Documentation

                      No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
-------------------   ---------------------   -----------------   ----------------------   ---------------------   -----
Full Doc                              3,885      713,738,859.09                    61.40                   7.186   83.67
Limited Doc                              71       18,324,289.79                     1.58                   7.359   89.50
Stated Doc                            1,767      430,426,476.33                    37.03                   7.528   88.63
No Doc
                                                 FICO
              <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
-----------   ------   ---------   ---------   ---------   ---------   -----   --------
Full Doc        0.15        4.02        6.15       11.14       15.35   63.18        621
Limited Doc     0.00        1.66       10.19       11.19       20.85   56.11        612
Stated Doc      0.08        3.66        4.01        5.26        6.47   80.52        646
No Doc
                  Effective Combined LTV (includes silent seconds)
             <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
----------   -----   --------   --------   --------   ---------   ----   --------
Full Doc     21.67      10.39      15.64      11.80       40.51   0.00      90.38
Limited Doc  35.52      18.80      15.64      13.21       16.83   0.00      84.60
Stated Doc   32.80       6.71       9.17       4.67       46.66   0.00      88.88
No Doc
                           Debt-to-Income Ratio                  Documentation
              <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
-----------   -----   --------   --------   ----   --------   ------   ---------   -------------
Full Doc      51.64      35.50      12.86   0.00      41.89   100.00        0.00           46.96
Limited Doc   56.58      26.80      16.62   0.00      38.84     0.00      100.00           58.80
Stated Doc    50.27      39.44      10.30   0.00      43.22     0.00        0.00           43.26
No Doc
                         Owner Occupancy                           IO Loan Distribution
              % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
-----------   ----------------   ---------------------   --------   --------   --------   ---------
Full Doc                 91.70                    7.23       0.00       0.00      31.02        0.00
Limited Doc              83.34                   13.08       0.00       0.00      19.37        0.00
Stated Doc               93.78                    4.82       0.00       0.00      11.05        0.00
No Doc


5. Debt-to-Income Ratio Distribution

                      No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
-------------------   ---------------------   -----------------   ----------------------   ---------------------   -----
<=30                                    648      121,412,822.34                    10.44                   7.334   83.94
30.01-35.00                             508       92,055,691.34                     7.92                   7.384   82.11
35.01-40.00                             783      147,692,215.34                    12.70                   7.404   86.95
40.01-45.00                           1,161      234,136,193.88                    20.14                   7.301   86.92
45.01-50.00                           2,031      428,008,286.24                    36.82                   7.236   85.67
50.01-55.00                             592      139,184,416.07                    11.97                   7.426   85.43
55.01-60.00
>60.00
Wt. Avg. DTI =
                                                 FICO
              <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
-----------   ------   ---------   ---------   ---------   ---------   -----   --------
<=30            0.23        3.94        6.24        7.57       11.98   70.04        627
30.01-35.00     0.00        4.60        4.35        7.91       13.96   69.19        627
35.01-40.00     0.06        3.81        4.96       10.20       12.47   68.50        630
40.01-45.00     0.25        2.45        3.97        9.62       10.86   72.85        635
45.01-50.00     0.08        2.15        3.65        7.28       12.11   74.73        638
50.01-55.00     0.09       10.93       13.80       13.64       13.06   48.48        601
55.01-60.00
>60.00
                      Effective Combined LTV (includes silent seconds)
              <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
-----------   -----   --------   --------   --------   ---------   ----   --------
<=30          33.74      11.08      11.93       9.07       34.18   0.00      87.45
30.01-35.00   32.19       5.90      10.96      11.19       39.76   0.00      88.76
35.01-40.00   26.54       8.75      13.40      10.10       41.21   0.00      89.81
40.01-45.00   23.41       8.94      11.73       8.90       47.02   0.00      90.53
45.01-50.00   16.53       7.32      11.65       9.86       54.64   0.00      92.75
50.01-55.00   48.12      16.09      23.17       5.33        7.29   0.00      81.66
55.01-60.00
>60.00
                           Debt-to-Income Ratio                Documentation
              <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
-----------   -----   --------   --------   ----   --------   ------   ---------   -------------
<=30          100.00      0.00       0.00   0.00      22.87    71.85        3.39           49.98
30.01-35.00   100.00      0.00       0.00   0.00      32.62    67.12        1.90           47.30
35.01-40.00   100.00      0.00       0.00   0.00      37.75    60.85        1.82           46.32
40.01-45.00   100.00      0.00       0.00   0.00      42.75    55.39        0.77           40.71
45.01-50.00    0.00     100.00       0.00   0.00      47.89    59.19        1.15           39.86
50.01-55.00    0.00       0.00     100.00   0.00      52.81    65.97        2.19           67.19
55.01-60.00
>60.00
                            Owner Occupancy                           IO Loan Distribution
                 % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
--------------   ----------------   ---------------------   --------   --------   --------   ---------
<=30                        86.89                   12.24       0.00       0.00      21.29        0.00
30.01-35.00                 92.61                    6.59       0.00       0.00      22.34        0.00
35.01-40.00                 92.04                    5.30       0.00       0.00      22.96        0.00
40.01-45.00                 94.34                    4.62       0.00       0.00      26.27        0.00
45.01-50.00                 95.16                    3.87       0.00       0.00      30.40        0.00
50.01-55.00                 85.20                   13.37       0.00       0.00       0.39        0.00
55.01-60.00
>60.00

6. Silent Seconds

                      No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
-------------------   ---------------------   -----------------   ----------------------   ---------------------   -----
                                      2,115      514,164,613.97                    44.23                   6.895   94.98
Effective Combined LTV (taking into account the silent seconds) =
                                                FICO
             <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
----------   ------   ---------   ---------   ---------   ---------   -----   --------
               0.00        0.32        0.76        6.07       10.59   82.25        651
                            Effective Combined LTV (includes silent seconds)
              <=80    80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
-----------   -----   --------   --------   --------   ---------   ----   --------
               0.37       0.26       3.91      15.54       79.92   0.00      98.63
                          Debt-to-Income Ratio                 Documentation
             <=45    45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
----------   -----   --------   --------   ----   --------   ------   ---------   -------------
             51.15      45.42       3.44   0.00      42.32    62.76        0.25           18.26
                         Owner Occupancy                         IO Loan Distribution
             % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
----------   ----------------   ---------------------   --------   --------   --------   ---------
                        94.75                    4.66       0.00       0.00      40.27        0.00


7. Credit Grades please use originator's grades

                      No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
-------------------   ---------------------   -----------------   ----------------------   ---------------------   ------
C                                         1          109,903.65                     0.01                  11.990     0.00
AXP                                     411       89,824,018.01                     7.73                   7.458    87.45
AXTC                                     36        7,676,091.23                     0.66                   6.814    90.29
AXTH                                     54       16,638,242.19                     1.43                   7.781    96.48
AXTJ                                      1          937,151.62                     0.08                   5.950   100.00
A-XP                                    238       52,074,817.39                     4.48                   7.779    95.58
A+XP                                  2,191      493,159,197.10                    42.42                   7.025    86.71
A+XT                                  1,415      370,826,268.34                    31.90                   6.951    94.41
BXP                                     201       44,286,772.60                     3.81                   7.982    91.55
CXP                                     103       19,801,475.12                     1.70                   8.559    97.27
C-XP                                     31        5,283,071.26                     0.45                  10.956    96.46
DXP                                       2          302,090.48                     0.03                  11.389    58.50
XTA                                      37        2,053,599.89                     0.18                  10.412     0.00
XTA+                                  1,002       59,516,926.33                     5.12                   9.959     0.00
                                                FICO
             <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
----------   ------   ---------   ---------   ---------   ---------   -----   --------
C              0.00      100.00        0.00        0.00        0.00    0.00        511
AXP            0.38       10.89       16.40       21.66       15.72   34.96        581
AXTC           0.00        0.00        0.00        2.13       35.60   62.27        622
AXTH           0.00        0.00        0.00        7.01       25.21   67.78        616
AXTJ           0.00        0.00        0.00        0.00        0.00   100.00       632
A-XP           0.00       14.19       16.03       28.01       17.78   23.99        576
A+XP           0.18        2.91        5.44       10.62       12.66   68.20        629
A+XT           0.00        0.00        0.07        0.15        8.79   90.99        659
BXP            0.47       18.99       21.16       21.25       11.06   27.08        572
CXP            0.00       16.19       12.19       28.36       15.04   28.22        577
C-XP           0.00       28.84       17.34        8.75       25.28   19.80        560
DXP            0.00        0.00       58.50        0.00        0.00   41.50        576
XTA            0.00        0.00        0.00       14.88       25.29   59.83        612
XTA+           0.00        0.00        0.00        0.19       10.44   89.37        654
                            Effective Combined LTV (includes silent seconds)
              <=80     80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
-----------   ------   --------   --------   --------   ---------   ----   --------
C             100.00       0.00       0.00       0.00        0.00   0.00      37.93
AXP            47.28      23.11      18.29       7.77        3.56   0.00      81.36
AXTC            0.00       0.00       0.00       6.16       93.84   0.00      99.68
AXTH            0.00      30.38      48.84      18.13        2.65   0.00      89.18
AXTJ            0.00       0.00     100.00       0.00        0.00   0.00      90.00
A-XP           62.01      16.85      12.04       7.93        1.17   0.00      78.53
A+XP           32.74       9.17      16.96      11.32       29.81   0.00      87.71
A+XT            2.46       4.87       9.36       8.98       74.33   0.00      97.24
BXP            76.08      17.36       6.00       0.57        0.00   0.00      75.35
CXP            88.88       4.65       0.41       0.00        6.07   0.00      72.56
C-XP          100.00       0.00       0.00       0.00        0.00   0.00      66.49
DXP           100.00       0.00       0.00       0.00        0.00   0.00      46.06
XTA             0.00       0.00       6.76      11.35       81.89   0.00      98.54
XTA+            0.00       0.03       1.59       4.17       94.21   0.00      99.55
                                     Debt-to-Income Ratio                 Documentation
             <=45     45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
----------   ------   --------   --------   ----   --------   ------   ---------   -------------
C              0.00     100.00       0.00   0.00      48.66     0.00        0.00          100.00
AXP           49.98      29.24      20.78   0.00      42.29    69.60        3.54           79.93
AXTC          43.03      56.97       0.00   0.00      42.24    93.87        0.00           56.00
AXTH          48.81      31.38      19.81   0.00      43.35    17.82        1.94           75.83
AXTJ         100.00       0.00       0.00   0.00      19.35   100.00        0.00            0.00
A-XP          52.01      24.71      23.28   0.00      42.28    61.16        2.33           76.28
A+XP          52.00      33.43      14.58   0.00      42.18    71.69        1.91           46.55
A+XT          51.90      45.10       3.00   0.00      42.25    46.32        1.02           28.14
BXP           41.94      27.14      30.92   0.00      44.00    63.67        0.69           87.75
CXP           46.55      20.92      32.53   0.00      43.72    62.67        0.58           77.24
C-XP          60.11      15.49      24.39   0.00      42.19    67.75        0.00           61.02
DXP           41.50       0.00      58.50   0.00      39.60   100.00        0.00          100.00
XTA           46.06      53.94       0.00   0.00      42.58    94.26        0.00           64.52
XTA+          50.46      48.68       0.86   0.00      42.60    61.34        0.00           17.88
                        Owner Occupancy                            IO Loan Distribution
             % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
----------   ----------------   ---------------------   --------   --------   --------   ---------
C                      100.00                    0.00       0.00       0.00       0.00        0.00
AXP                     88.19                   11.17       0.00       0.00      10.02        0.00
AXTC                   100.00                    0.00       0.00       0.00      45.47        0.00
AXTH                   100.00                    0.00       0.00       0.00       3.16        0.00
AXTJ                   100.00                    0.00       0.00       0.00       0.00        0.00
A-XP                    95.02                    2.61       0.00       0.00       0.00        0.00
A+XP                    85.92                   12.17       0.00       0.00      25.06        0.00
A+XT                    99.27                    0.32       0.00       0.00      36.48        0.00
BXP                     93.18                    4.52       0.00       0.00       1.35        0.00
CXP                     97.89                    0.87       0.00       0.00       0.00        0.00
C-XP                    94.67                    0.00       0.00       0.00       0.00        0.00
DXP                    100.00                    0.00       0.00       0.00       0.00        0.00
XTA                    100.00                    0.00       0.00       0.00       0.00        0.00
XTA+                   100.00                    0.00       0.00       0.00       0.00        0.00

8. Others

                       No. of Mortgage Loans   Principal Balance   % of Principal Balance   Wt. Avg. Gross Coupon   % ARM
--------------------   ---------------------   -----------------   ----------------------   ---------------------   ------
Manufactured Housing
2nd Lien                               1,241       63,866,485.32                     5.49                  10.050     0.00
                                              FICO
                       <= 500   500.1-525   525.1-550   550.1-575   575.1-600   >600    Wt. Avg.
--------------------   ------   ---------   ---------   ---------   ---------   -----   --------
Manufactured Housing
2nd Lien                 0.00        0.00        0.09        2.40       11.31   86.20        651
                            Effective Combined LTV (includes silent seconds)
                       <=80     80.01-85   85.01-90   90.01-95   95.01-100   >100   Wt. Avg.
--------------------   ------   --------   --------   --------   ---------   ----   --------
Manufactured Housing
2nd Lien                 0.00       0.13       2.09       7.35       90.43   0.00      99.32
                                     Debt-to-Income Ratio                 Documentation
                       <=45     45.01-50   50.01-55   >55    Wt. Avg.   % Full   % Limited   % Refinancing
--------------------   ------   --------   --------   ----   --------   ------   ---------   -------------
Manufactured Housing
2nd Lien                50.56      48.42       1.01   0.00      42.52    63.72        0.06           20.17
                        Owner Occupancy                            IO Loan Distribution
             % Owner Occupied   % Investor Properties   24mth IO   36mth IO   60mth IO   120mth IO
-----------------------------   ---------------------   --------   --------   --------   ---------
Manufactured Housing
2nd Lien                99.41                    0.47       0.00       0.00       0.00        0.00

9. Loss Coverage Levels           these are not the credit enhancement levels
found in termsheet

            S&P LEVELS output for different ratings   Moody's Loss Coverage levels for different ratings
---------   ---------------------------------------   --------------------------------------------------
Aaa/AAA
Aa1/AA+
Aa2/AA
Aa3/AA-
A1/A+
A2/A
A3/A-
Baa1/BBB+
Baa2/BBB
Baa3/BBB-
Ba2/BB
B2/B

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAY
       CAPITAL

                        ***INTERNAL DISTRIBUTION ONLY***

         --------------------------------------------------------------------------------------
                                          SABR 2005-FR5 ~ AXA
         --------------------------------------------------------------------------------------

Assumptions
Triggers Failing
to Maturity
12 Mon Lag
100% Advances
First $ Prin Wrietdown

         Class M1 Breakeven
         50 % Severity
         --------------------------------------------------------------------------------------
                 FWD LIBOR + 100             FWD LIBOR + 200             FWD LIBOR + 300
         --------------------------------------------------------------------------------------
           CDR     Cum Loss     WAL     CDR     Cum Loss     WAL     CDR     Cum Loss     WAL
           ---     --------     ---     ---     --------     ---     ---     --------     ---
75 PPC    11.893      18.91%   10.77   11.062      18.02%   11.04    9.669      16.41%   11.49
100 PPC   13.185      16.66%    8.51   12.468      16.00%    8.66   11.339      14.92%    8.87
125 PPC   13.207      17.30%     9.1   12.521      16.68%    9.27   11.348      15.55%    9.54
         --------------------------------------------------------------------------------------


         35 % Severity
         --------------------------------------------------------------------------------------
                 FWD LIBOR + 100             FWD LIBOR + 200             FWD LIBOR + 300
         --------------------------------------------------------------------------------------
           CDR     Cum Loss     WAL     CDR     Cum Loss     WAL     CDR     Cum Loss     WAL
           ---     --------     ---     ---     --------     ---     ---     --------     ---
75 PPC    18.397      17.30%    9.01   17.166      16.64%    9.31   15.171      15.46%     9.8
100 PPC   20.449      15.65%    7.27   19.406      15.14%    7.43   17.833      14.34%    7.66
125 PPC   20.432      16.07%    7.63   19.425      15.59%    7.81   11.797      11.19%    6.75
         --------------------------------------------------------------------------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.


Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

                       FL                                             FL+200
                       --------------------------------------------   --------------------------------------------
 Period         Date       Balance         Excess ($)    Excess (%)       Balance         Excess ($)    Excess (%)
       0    3-Nov-05                                 0                                              0
       1   25-Nov-05   1,162,489,625.21   2,463,461.50        2.543   1,162,489,625.21   2,505,375.93        2.586
       2   25-Dec-05   1,137,365,001.79   1,185,321.36        1.251   1,137,365,001.79   1,229,802.97        1.298
       3   25-Jan-06   1,112,704,613.18   1,160,765.70        1.252   1,112,704,613.18   1,191,074.73        1.285
       4   25-Feb-06   1,088,492,288.05   1,139,797.56        1.257   1,088,492,288.05   1,152,105.60        1.270
       5   25-Mar-06   1,064,713,242.39   1,149,859.72        1.296   1,064,713,242.39   1,142,795.00        1.288
       6   25-Apr-06   1,041,354,058.90   1,094,755.78        1.262   1,041,354,058.90   1,064,895.73        1.227
       7   25-May-06   1,018,402,661.36   1,084,380.23        1.278   1,018,402,661.36   1,032,523.54        1.217
       8   25-Jun-06     995,848,284.07   1,046,031.23        1.260     995,848,284.07     967,256.81        1.166
       9   25-Jul-06     973,681,436.22   1,039,064.02        1.281     973,681,436.22     937,252.73        1.155
      10   25-Aug-06     951,893,861.16     996,997.21        1.257     951,893,861.16     864,341.47        1.090
      11   25-Sep-06     930,478,490.66     972,219.02        1.254     930,478,490.66     881,032.80        1.136
      12   25-Oct-06     909,429,757.30     970,981.25        1.281     909,429,757.30     848,386.37        1.119
      13   25-Nov-06     888,743,191.04           0.00        0.000     888,743,191.04           0.00        0.000
      14   25-Dec-06     863,715,133.41           0.00        0.000     863,715,133.41           0.00        0.000
      15   25-Jan-07     839,379,026.36           0.00        0.000     839,379,026.36           0.00        0.000
      16   25-Feb-07     815,716,550.05           0.00        0.000     815,716,550.05           0.00        0.000
      17   25-Mar-07     792,709,904.38           0.00        0.000     792,709,904.38           0.00        0.000
      18   25-Apr-07     770,341,790.52           0.00        0.000     770,341,790.52           0.00        0.000
      19   25-May-07     748,595,392.79           0.00        0.000     748,595,392.79           0.00        0.000
      20   25-Jun-07     727,454,361.09           0.00        0.000     727,454,361.09           0.00        0.000
      21   25-Jul-07     706,902,793.83           0.00        0.000     706,902,793.83           0.00        0.000
      22   25-Aug-07     686,925,755.49           0.00        0.000     686,925,755.49           0.00        0.000
      23   25-Sep-07     667,617,370.12           0.00        0.000     667,617,370.12           0.00        0.000
      24   25-Oct-07     648,847,381.39           0.00        0.000     648,847,381.39           0.00        0.000
      25   25-Nov-07     630,601,753.34           0.00        0.000     630,601,753.34           0.00        0.000
      26   25-Dec-07     612,866,810.82           0.00        0.000     612,866,810.82           0.00        0.000
      27   25-Jan-08     595,628,303.68           0.00        0.000     595,628,303.68           0.00        0.000
      28   25-Feb-08     578,872,606.90           0.00        0.000     578,872,625.40           0.00        0.000
      29   25-Mar-08     562,637,970.54           0.00        0.000     562,638,017.08           0.00        0.000
      30   25-Apr-08     546,856,649.01           0.00        0.000     546,856,722.14           0.00        0.000
      31   25-May-08     531,516,019.18           0.00        0.000     531,516,117.54           0.00        0.000
      32   25-Jun-08     516,603,808.86           0.00        0.000     516,603,931.13           0.00        0.000
      33   25-Jul-08     502,108,087.03           0.00        0.000     502,108,231.93           0.00        0.000
      34   25-Aug-08     488,017,581.51           0.00        0.000     488,017,895.17           0.00        0.000
      35   25-Sep-08     474,334,322.21           0.00        0.000     474,358,113.76           0.00        0.000
      36   25-Oct-08     461,032,991.87           0.00        0.000     461,079,077.67           0.00        0.000
      37   25-Nov-08     448,102,959.68           0.00        0.000     448,170,200.61           0.00        0.000
      38   25-Dec-08     435,533,890.26           0.00        0.000     435,621,190.24           0.00        0.000
      39   25-Jan-09     423,315,735.42           0.00        0.000     423,422,039.96           0.00        0.000
      40   25-Feb-09     411,438,849.13           0.00        0.000     411,563,194.46           0.00        0.000
      41   25-Mar-09     399,893,545.09           0.00        0.000     400,050,915.03           0.00        0.000
      42   25-Apr-09     388,670,651.25           0.00        0.000     388,859,311.35           0.00        0.000
      43   25-May-09     377,761,190.94           0.00        0.000     377,979,472.64           0.00        0.000
      44   25-Jun-09     367,156,436.98           0.00        0.000     367,402,735.38           0.00        0.000
      45   25-Jul-09     356,847,904.75           0.00        0.000     357,120,676.47           0.00        0.000
      46   25-Aug-09     346,827,390.81           0.00        0.000     347,125,200.55           0.00        0.000
      47   25-Sep-09     337,089,308.97           0.00        0.000     337,409,920.53           0.00        0.000
      48   25-Oct-09     327,623,254.84           0.00        0.000     327,965,338.11           0.00        0.000
      49   25-Nov-09     318,421,653.46           0.00        0.000     318,783,930.32           0.00        0.000
      50   25-Dec-09     309,477,140.37           0.00        0.000     309,858,382.99           0.00        0.000
      51   25-Jan-10     300,782,555.82           0.00        0.000     301,181,584.91           0.00        0.000
      52   25-Feb-10     292,330,940.03           0.00        0.000     292,746,655.95           0.00        0.000
      53   25-Mar-10     284,114,715.97           0.00        0.000     284,546,916.82           0.00        0.000
      54   25-Apr-10     276,128,154.60           0.00        0.000     276,575,749.98           0.00        0.000
      55   25-May-10     268,364,858.10           0.00        0.000     268,826,801.63           0.00        0.000
      56   25-Jun-10     260,818,606.48           0.00        0.000     261,293,894.30           0.00        0.000
      57   25-Jul-10     253,483,352.70           0.00        0.000     253,971,021.99           0.00        0.000
      58   25-Aug-10     246,353,066.08           0.00        0.000     246,852,233.75           0.00        0.000
      59   25-Sep-10     239,388,184.79           0.00        0.000     239,906,013.90           0.00        0.000
      60   25-Oct-10     232,618,748.12           0.00        0.000     233,153,978.34           0.00        0.000
      61   25-Nov-10     226,039,297.24           0.00        0.000     226,590,719.55           0.00        0.000
      62   25-Dec-10     219,644,525.37           0.00        0.000     220,210,980.24           0.00        0.000
      63   25-Jan-11     213,429,273.51           0.00        0.000     214,009,649.23           0.00        0.000
      64   25-Feb-11     207,388,525.86           0.00        0.000     207,981,757.12           0.00        0.000
      65   25-Mar-11     201,516,676.75           0.00        0.000     202,122,714.10           0.00        0.000
      66   25-Apr-11     195,809,754.02           0.00        0.000     196,427,569.05           0.00        0.000
      67   25-May-11     190,263,148.51           0.00        0.000     190,891,756.19           0.00        0.000
      68   25-Jun-11     184,872,379.46           0.00        0.000     185,510,836.65           0.00        0.000
      69   25-Jul-11     179,633,090.97           0.00        0.000     180,280,494.91           0.00        0.000
      70   25-Aug-11     174,541,053.58           0.00        0.000     175,196,537.49           0.00        0.000
      71   25-Sep-11     169,593,863.07           0.00        0.000     170,255,264.27           0.00        0.000
      72   25-Oct-11     164,785,711.16           0.00        0.000     165,452,309.17           0.00        0.000
      73   25-Nov-11     160,112,710.95           0.00        0.000     160,783,817.55           0.00        0.000
      74   25-Dec-11     155,571,083.84           0.00        0.000     156,246,041.93           0.00        0.000
      75   25-Jan-12     151,157,156.50           0.00        0.000     151,835,339.02           0.00        0.000
      76   25-Feb-12     146,867,359.81           0.00        0.000     147,548,167.54           0.00        0.000
      77   25-Mar-12     142,697,758.35           0.00        0.000     143,381,189.45           0.00        0.000
      78   25-Apr-12     138,645,463.40           0.00        0.000     139,330,945.17           0.00        0.000
      79   25-May-12     134,707,193.42           0.00        0.000     135,394,180.14           0.00        0.000
      80   25-Jun-12     130,879,758.34           0.00        0.000     131,567,730.29           0.00        0.000
      81   25-Jul-12     127,160,057.03           0.00        0.000     127,848,519.54           0.00        0.000
      82   25-Aug-12     123,545,077.56           0.00        0.000     124,233,558.48           0.00        0.000
      83   25-Sep-12     120,032,945.39           0.00        0.000     120,719,961.36           0.00        0.000
      84   25-Oct-12     116,619,697.72           0.00        0.000     117,304,877.62           0.00        0.000
      85   25-Nov-12     113,302,567.20           0.00        0.000     113,985,559.35           0.00        0.000
      86   25-Dec-12     110,078,863.61           0.00        0.000     110,759,335.06           0.00        0.000
      87   25-Jan-13     106,945,971.75           0.00        0.000     107,623,607.55           0.00        0.000
      88   25-Feb-13     103,901,350.08           0.00        0.000     104,575,852.18           0.00        0.000
      89   25-Mar-13     100,942,057.55           0.00        0.000     101,613,607.39           0.00        0.000
      90   25-Apr-13      98,066,184.97           0.00        0.000      98,734,493.56           0.00        0.000
      91   25-May-13      95,271,395.94           0.00        0.000      95,936,190.61           0.00        0.000
      92   25-Jun-13      92,555,419.26           0.00        0.000      93,216,443.00           0.00        0.000
      93   25-Jul-13      89,916,047.06           0.00        0.000      90,573,057.96           0.00        0.000
      94   25-Aug-13      87,351,137.10           0.00        0.000      88,003,905.43           0.00        0.000
      95   25-Sep-13      84,859,647.14           0.00        0.000      85,506,925.82           0.00        0.000
      96   25-Oct-13      82,438,446.10           0.00        0.000      83,080,088.90           0.00        0.000
      97   25-Nov-13      80,085,564.53           0.00                   80,721,435.97           0.00
      98   25-Dec-13      77,799,087.93           0.00                   78,429,062.83           0.00
      99   25-Jan-14      75,577,155.20           0.00                   76,201,118.25           0.00
     100   25-Feb-14      73,417,957.32           0.00                   74,035,802.58           0.00
     101   25-Mar-14      71,319,331.84           0.00                   71,931,360.42           0.00
     102   25-Apr-14      69,279,993.88           0.00                   69,886,096.91           0.00
     103   25-May-14      67,298,280.78           0.00                   67,898,358.48           0.00
     104   25-Jun-14      65,372,576.28           0.00                   65,966,537.61           0.00
     105   25-Jul-14      63,501,309.27           0.00                   64,089,071.52           0.00
     106   25-Aug-14      61,682,955.42           0.00                   62,264,442.25           0.00
     107   25-Sep-14      59,916,823.20           0.00                   60,491,182.04           0.00
     108   25-Oct-14      58,200,631.58           0.00                   58,767,843.89           0.00
     109   25-Nov-14      56,532,979.34           0.00                   57,093,032.00           0.00
     110   25-Dec-14      54,912,504.40           0.00                   55,465,389.40           0.00
     111   25-Jan-15      53,337,920.54           0.00                   53,883,634.79           0.00
     112   25-Feb-15      51,807,901.40           0.00                   52,346,446.32           0.00
     113   25-Mar-15      50,320,900.12           0.00                   50,852,573.68           0.00
     114   25-Apr-15      48,876,011.58           0.00                   49,400,808.66           0.00
     115   25-May-15      47,472,052.99           0.00                   47,989,973.06           0.00
     116   25-Jun-15      46,107,874.66           0.00                   46,618,921.55           0.00
     117   25-Jul-15      44,782,358.97           0.00                   45,286,540.67           0.00
     118   25-Aug-15      43,494,421.85           0.00                   43,991,749.03           0.00
     119   25-Sep-15      42,243,657.67           0.00                   42,733,541.40           0.00
     120   25-Oct-15      41,028,353.19           0.00                   41,510,844.57           0.00
     121   25-Nov-15      39,847,511.92           0.00                   40,322,664.16           0.00
     122   25-Dec-15      38,700,165.21           0.00                   39,168,033.52           0.00
     123   25-Jan-16      37,585,371.51           0.00                   38,046,012.94           0.00
     124   25-Feb-16      36,502,216.62           0.00                   36,955,689.40           0.00
     125   25-Mar-16      35,449,699.89           0.00                   35,896,174.27           0.00
     126   25-Apr-16      34,427,071.79           0.00                   34,866,603.93           0.00
     127   25-May-16      33,433,491.65           0.00                   33,866,139.28           0.00
     128   25-Jun-16      32,468,142.13           0.00                   32,893,964.48           0.00
     129   25-Jul-16      31,530,228.94           0.00                   31,949,286.65           0.00
     130   25-Aug-16      30,618,980.83           0.00                   31,031,335.37           0.00
     131   25-Sep-16      29,733,974.70           0.00                   30,139,361.13           0.00
     132   25-Oct-16      28,874,135.51           0.00                   29,272,635.37           0.00
     133   25-Nov-16      28,038,754.90           0.00                   28,430,450.04           0.00
     134   25-Dec-16      27,227,144.30           0.00                   27,612,116.85           0.00
     135   25-Jan-17      26,438,634.43           0.00                   26,816,966.67           0.00
     136   25-Feb-17      25,672,574.65           0.00                   26,044,349.05           0.00
     137   25-Mar-17      24,928,487.09           0.00                   25,293,990.90           0.00
     138   25-Apr-17      24,205,597.58           0.00                   24,564,902.42           0.00
     139   25-May-17      23,503,446.37           0.00                   23,856,624.26           0.00
     140   25-Jun-17      22,821,308.77           0.00                   23,168,432.04           0.00
     141   25-Jul-17      22,158,619.98           0.00                   22,499,761.25           0.00
     142   25-Aug-17      21,514,832.65           0.00                   21,850,063.95           0.00
     143   25-Sep-17      20,889,730.99           0.00                   21,218,823.72           0.00
     144   25-Oct-17      20,282,461.81           0.00                   20,605,505.17           0.00
     145   25-Nov-17      19,692,522.19           0.00                   20,009,604.78           0.00
     146   25-Dec-17      19,119,423.31           0.00                   19,430,633.14           0.00
     147   25-Jan-18      18,562,690.05           0.00                   18,868,114.49           0.00
     148   25-Feb-18      18,021,860.36           0.00                   18,321,586.35           0.00
     149   25-Mar-18      17,496,314.49           0.00                   17,790,599.12           0.00
     150   25-Apr-18      16,985,796.43           0.00                   17,274,715.88           0.00
     151   25-May-18      16,489,881.76           0.00                   16,773,511.86           0.00
     152   25-Jun-18      16,008,557.41           0.00                   16,286,973.61           0.00
     153   25-Jul-18      15,541,005.01           0.00                   15,814,282.35           0.00
     154   25-Aug-18      15,086,835.92           0.00                   15,355,048.40           0.00
     155   25-Sep-18      14,645,881.26           0.00                   14,908,892.99           0.00
     156   25-Oct-18      14,217,570.65           0.00                   14,475,466.61           0.00
     157   25-Nov-18      13,801,527.53      12,369.39                   14,054,391.77      12,369.39
     158   25-Dec-18      13,397,404.99     110,705.86                   13,645,320.58     110,705.86
     159   25-Jan-19      13,004,865.85     107,454.01                   13,247,914.91     107,454.01
     160   25-Feb-19      12,623,582.16     103,637.87                   12,861,846.05     103,637.87
     161   25-Mar-19      12,253,099.87     100,589.72                   12,486,794.50     100,589.72
     162   25-Apr-19      11,893,252.34      97,629.29                   12,122,449.58      97,629.29
     163   25-May-19      11,543,743.85      94,754.12                   11,768,514.89      94,754.12
     164   25-Jun-19      11,204,276.03      91,961.77                   11,424,691.37      91,961.77
     165   25-Jul-19      10,874,600.10      89,252.24                   11,090,729.55      89,252.24
     166   25-Aug-19      10,554,402.79      87,323.98                   10,766,315.02      87,323.98
     167   25-Sep-19      10,243,564.82      84,746.77                   10,451,178.47      84,746.77
     168   25-Oct-19       9,941,667.11      82,243.87                   10,145,057.98      82,243.87
     169   25-Nov-19       9,648,456.26      79,813.17                    9,847,699.10      79,813.17
     170   25-Dec-19       9,363,685.98      77,452.61                    9,558,854.49      77,452.61
     171   25-Jan-20       9,087,116.91      75,160.52                    9,278,283.77      75,160.52
     172   25-Feb-20       8,818,516.49      72,616.56                    9,005,753.25      72,616.56
     173   25-Mar-20       8,557,729.21      70,464.50                    8,741,175.97      70,464.50
     174   25-Apr-20       8,304,461.90      68,374.66                    8,484,184.44      68,374.66
     175   25-May-20       8,058,546.28      66,345.51                    8,234,609.52      66,345.51
     176   25-Jun-20       7,819,727.39      64,375.07                    7,992,195.38      64,375.07
     177   25-Jul-20       7,587,803.61      62,461.80                    7,756,739.55      62,461.80
     178   25-Aug-20       7,362,579.02      60,917.76                    7,528,045.22      60,917.76
     179   25-Sep-20       7,143,977.81      59,105.05                    7,305,964.95      59,105.05
     180   25-Oct-20       6,931,694.23      57,344.86                    7,090,266.85      57,344.86
     181   25-Nov-20       6,725,548.64      55,635.70                    6,880,770.26      55,635.70
     182   25-Dec-20       6,525,366.44      53,976.10                    6,677,299.60      53,976.10
     183   25-Jan-21       6,330,977.97      52,363.81                    6,479,684.21      52,363.81
     184   25-Feb-21       6,142,218.12      50,435.50                    6,287,758.20      50,435.50
     185   25-Mar-21       5,958,842.21      48,926.51                    6,101,360.35      48,926.51
     186   25-Apr-21       5,780,783.82      47,461.39                    5,920,334.00      47,461.39
     187   25-May-21       5,607,891.42      46,038.88                    5,744,526.86      46,038.88
     188   25-Jun-21       5,440,017.74      44,657.77                    5,573,790.92      44,657.77
     189   25-Jul-21       5,277,019.67      43,317.65                    5,407,982.31      43,317.65
     190   25-Aug-21       5,118,758.31      42,325.22                    5,246,961.24      42,325.22
     191   25-Sep-21       4,965,172.53      41,052.60                    5,090,591.82      41,052.60
     192   25-Oct-21       4,816,052.65      39,817.08                    4,938,741.96      39,817.08
     193   25-Nov-21       4,671,271.21      38,617.60                    4,791,283.30      38,617.60
     194   25-Dec-21       4,530,704.34      37,453.11                    4,648,091.09      37,453.11
     195   25-Jan-22       4,394,231.65      36,321.96                    4,509,044.10      36,321.96
     196   25-Feb-22       4,261,736.03      34,961.62                    4,374,024.46      34,961.62
     197   25-Mar-22       4,133,039.01      33,903.70                    4,242,917.66      33,903.70
     198   25-Apr-22       4,008,098.73      32,876.72                    4,115,612.41      32,876.72
     199   25-May-22       3,886,807.70      31,879.82                    3,992,000.55      31,879.82
     200   25-Jun-22       3,769,061.48      30,912.13                    3,871,976.95      30,912.13
     201   25-Jul-22       3,654,758.56      29,973.29                    3,755,439.46      29,973.29
     202   25-Aug-22       3,543,800.44      29,270.40                    3,642,288.78      29,270.40
     203   25-Sep-22       3,436,144.31      28,379.45                    3,532,428.43      28,379.45
                           3,331,640.89      27,514.65                    3,425,764.61      27,514.65
                           3,230,199.80      26,675.25                    3,322,206.20      26,675.25
                           3,131,733.23      25,860.52                    3,221,664.62      25,860.52
                           3,036,155.84      25,069.27                    3,124,053.80      25,069.27
                           2,943,384.61      24,114.90                    3,029,290.08      24,114.90
                           2,853,290.14      23,375.36                    2,937,292.18      23,375.36
                           2,765,845.89      22,657.62                    2,847,981.11      22,657.62
                           2,680,975.70      21,961.06                    2,761,280.09      21,961.06
                           2,598,605.54      21,285.07                    2,677,114.54      21,285.07
                           2,518,663.48      20,629.36                    2,595,411.95      20,629.36
                           2,441,079.73      20,131.39                    2,516,101.88      20,131.39
                           2,365,823.70      19,509.62                    2,439,115.86      19,509.62
                           2,292,789.87      18,906.25                    2,364,387.36      18,906.25
                           2,221,914.21      18,320.75                    2,291,851.72      18,320.75
                           2,153,134.55      17,752.61                    2,221,446.11      17,752.61
                           2,086,390.44      17,201.25                    2,153,109.49      17,201.25
                           2,021,623.15      16,575.65                    2,086,782.53      16,575.65
                           1,958,750.52      16,059.24                    2,022,407.58      16,059.24
                           1,897,743.71      15,558.19                    1,959,928.62      15,558.19
                           1,838,548.83      15,072.06                    1,899,291.22      15,072.06
                           1,781,113.48      14,600.41                    1,840,442.48      14,600.41
                           1,725,386.79      14,142.75                    1,783,331.02      14,142.75
                           1,671,319.29      13,754.97                    1,727,906.87      13,754.97
                           1,618,878.99      13,322.66                    1,674,121.54      13,322.66
                           1,568,002.25      12,903.27                    1,621,927.84      12,903.27
                           1,518,643.78      12,496.43                    1,571,279.96      12,496.43
                           1,470,759.57      12,101.76                    1,522,133.39      12,101.76
                           1,424,306.88      11,718.64                    1,474,444.86      11,718.64
                           1,379,244.07      11,255.64                    1,428,172.33      11,255.64
                           1,335,503.98      10,898.12                    1,383,274.96      10,898.12
                           1,293,075.92      10,551.35                    1,339,713.08      10,551.35
                           1,251,921.73      10,215.01                    1,297,448.12      10,215.01
                           1,212,004.34       9,888.80                    1,256,442.64       9,888.80
                           1,173,287.76       9,572.53                    1,216,660.22       9,572.53
                           1,135,737.03       9,324.66                    1,178,065.50       9,324.66
                           1,099,335.94       9,025.35                    1,140,624.14       9,025.35
                           1,064,032.62       8,735.09                    1,104,302.74       8,735.09
                           1,029,795.07       8,453.61                    1,069,068.86       8,453.61
                             996,592.16       8,180.65                    1,034,890.98       8,180.65
                             964,393.71       7,915.77                    1,001,738.50       7,915.77
                             933,170.30       7,596.04                      969,581.66       7,596.04
                             902,873.94       7,349.08                      938,391.56       7,349.08
                             873,497.68       7,109.64                      908,140.13       7,109.64
                             845,014.57       6,877.49                      878,800.09       6,877.49
                             817,398.45       6,652.42                      850,344.95       6,652.42
                             790,623.88       6,434.29                      822,748.95       6,434.29
                             764,666.20       6,261.87                      795,987.10       6,261.87
                             739,513.83       6,055.63                      770,035.09       6,055.63
                             715,130.26       5,855.70                      744,869.32       5,855.70
                             691,492.90       5,661.91                      720,466.86       5,661.91
                             668,579.81       5,474.07                      696,805.42       5,474.07
                             646,369.66       5,291.87                      673,863.37       5,291.87
                             624,841.72       5,073.68                      651,619.68       5,073.68
                             603,962.29       4,903.94                      630,053.92       4,903.94
                             583,726.33       4,739.44                      609,146.28       4,739.44
                             564,114.85       4,580.02                      588,877.47       4,580.02
                             545,109.38       4,425.55                      569,228.79       4,425.55
                             526,692.00       4,275.90                      550,182.05       4,275.90
                             508,845.32       4,157.16                      531,719.59       4,157.16
                             491,561.22       4,015.80                      513,824.26       4,015.80
                             474,813.92       3,878.85                      496,479.39       3,878.85
                             458,587.50       3,746.16                      479,668.78       3,746.16
                             442,866.50       3,617.61                      463,376.72       3,617.61
                             427,635.90       3,493.06                      447,587.94       3,493.06
                             412,881.13       3,353.26                      432,287.60       3,353.26
                             398,581.45       3,237.02                      417,461.29       3,237.02
                             384,730.13       3,124.43                      403,095.02       3,124.43
                             371,313.80       3,015.38                      389,175.21       3,015.38
                             358,319.49       2,909.77                      375,688.66       2,909.77
                             345,734.58       2,807.47                      362,622.53       2,807.47
                             333,546.84       2,719.09                      349,964.39       2,719.09
                             321,748.14       2,622.84                      337,702.14       2,622.84
                             310,322.94       2,529.64                      325,824.04       2,529.64
                             299,260.05       2,439.39                      314,318.68       2,439.39
                             288,548.59       2,352.02                      303,174.98       2,352.02
                             278,178.02       2,267.38                      292,382.19       2,267.38
                             268,138.08       2,168.00                      281,929.85       2,168.00
                             258,412.53       2,089.32                      271,807.82       2,089.32
                             248,998.46       2,013.16                      262,006.26       2,013.16
                             239,886.48       1,939.45                      252,515.60       1,939.45
                             231,067.46       1,868.11                      243,326.55       1,868.11
                             222,532.56       1,799.10                      234,430.09       1,799.10
                             214,273.19       1,743.34                      225,817.46       1,743.34
                             206,285.06       1,678.32                      217,480.15       1,678.32
                             198,555.71       1,615.41                      209,409.91       1,615.41
                             191,077.29       1,554.55                      201,598.72       1,554.55
                             183,842.19       1,495.68                      194,038.77       1,495.68
                             176,843.01       1,438.69                      186,722.53       1,438.69
                             170,072.54       1,372.62                      179,642.62       1,372.62
                             163,519.71       1,319.72                      172,791.94       1,319.72
                             157,182.18       1,268.57                      166,163.56       1,268.57
                             151,053.38       1,219.10                      159,750.77       1,219.10
                             145,126.92       1,171.27                      153,547.05       1,171.27
                             139,396.60       1,125.03                      147,546.05       1,125.03
                             133,856.41       1,087.30                      141,741.64       1,087.30
                             128,503.20       1,043.83                      136,127.85       1,043.83
                             123,328.39       1,001.80                      130,698.87       1,001.80
                             118,327.05         961.18                      125,449.63         961.18
                             113,493.27         921.93                      120,374.09         921.93
                             108,821.88         883.98                      115,466.96         883.98
                             104,307.87         840.66                      110,723.08         840.66
                              99,943.75          805.5                      106,137.47          805.5
                              95,727.62         771.54                      101,705.27         771.54
                              91,654.90         738.73                       97,421.79         738.73
                              87,721.12         707.04                       93,282.46         707.04
                              83,921.96         676.45                       89,282.84         676.45
                              80,253.87         651.09                       85,419.29         651.09
                              76,713.78          622.4                       81,686.94          622.4
                              73,295.90         594.69                       78,081.74         594.69
                              69,996.42         567.95                       74,599.76         567.95
                              66,811.63         542.13                       71,237.18         542.13
                              63,737.91         517.22                       67,990.29         517.22
                              60,771.77         490.52                       64,855.50         490.52
                              57,908.73         467.44                       61,829.32         467.44
                              55,146.70         445.17                       58,908.37         445.17
                              52,482.48          423.7                       56,089.35          423.7
                              49,912.98         402.99                       53,369.09         402.99
                              47,435.18         383.02                       50,744.48         383.02
                              45,046.16         365.26                       48,212.54         365.26
                              42,743.74         346.63                       45,770.34         346.63
                              40,524.47         328.67                       43,415.07         328.67
                              38,385.70         311.37                       41,143.97         311.37
                              36,324.85         294.69                       38,954.40         294.69
                              34,341.15         278.63                       36,845.50         278.63
                              32,430.37         261.13                       34,812.95         261.13
                              30,589.29         246.34                       32,854.33         246.34
                              28,816.61         232.11                       30,967.28         232.11
                              27,110.09          218.4                       29,149.54          218.4
                              25,468.85         205.22                       27,400.12         205.22
                              23,889.69         192.55                       25,715.76         192.55
                              22,370.39         181.52                       24,094.19         181.52
                              20,909.52         169.72                       22,533.40         169.72
                              19,504.59         158.36                       21,031.41         158.36
                              18,153.78         147.45                       19,586.33         147.45
                              16,855.31         136.96                       18,196.32         136.96
                              15,607.45         126.87                       16,859.59         126.87
                              14,408.55         116.27                       15,574.40         116.27
                              13,256.55         107.03                       14,339.06         107.03
                              12,150.33          98.16                       13,151.92          98.16
                              11,088.39          89.65                       12,011.42          89.65
                              10,069.25          81.48                       10,916.03          81.48
                               9,091.49          73.64                        9,864.28          73.64
                               8,153.78          66.56                        8,854.80          66.56
                               7,254.80          59.31                        7,886.00          59.31
                               6,392.59          52.35                        6,956.07          52.35
                               5,566.12          45.68                        6,063.93          45.68
                               4,774.37          39.29                        5,208.55          39.29
                               4,016.36          33.17                        4,388.91          33.17
                               3,309.19          27.21                        3,622.08          27.21
                               2,652.32          21.88                        2,907.56          21.88
                               2,025.12           16.8                        2,224.58           16.8
                               1,427.53          11.95                        1,573.05          11.95
                                 870.81           7.38                           964.2           7.38
                                 384.21           3.29                          427.27           3.29
                                                            0                                0



                  FL            FL-100        FL-200
                  -----------------------------------
      Days        M1 AFC        M1 AFC        M1 AFC
  1     22          4.46          3.46          2.46
  2     30          4.60          3.60          2.60
  3     31          4.80          3.80          2.80
  4     31          4.87          3.87          2.87
  5     28          4.94          3.94          2.94
  6     31          5.01          4.01          3.01
  7     30          5.06          4.06          3.06
  8     31          5.10          4.10          3.10
  9     30          5.11          4.11          3.11
 10     31          5.13          4.13          3.13
 11     31          5.14          4.14          3.14
 12     30          5.15          4.15          3.15
 13     31          5.16          4.16          3.16
 14     30          5.15          4.15          3.15
 15     31          5.18          4.18          3.18
 16     31          5.14          4.14          3.14
 17     28          5.14          4.14          3.14
 18     31          5.14          4.14          3.14
 19     30          5.14          4.14          3.14
 20     31          5.14          4.14          3.14
 21     30          5.14          4.14          3.14
 22     31          5.15          4.15          3.15
 23     31          5.15          4.15          3.15
 24     30          5.16          4.16          3.16
 25     31          5.16          4.16          3.16
 26     30          5.17          4.17          3.17
 27     31          5.18          4.18          3.18
 28     31          5.18          4.18          3.18
 29     29          5.19          4.19          3.19
 30     31          5.20          4.20          3.20
 31     30          5.20          4.20          3.20
 32     31          5.21          4.21          3.21
 33     30          5.22          4.22          3.22
 34     31          5.22          4.22          3.22
 35     31          5.23          4.23          3.23
 36     30          5.23          4.23          3.23
 37     31          5.40          4.40          3.40
 38     30          5.24          4.24          3.24
 39     31          5.40          4.40          3.40
 40     31          5.41          4.41          3.41
 41     28          4.94          3.94          2.94
 42     31          5.42          4.42          3.42
 43     30          5.27          4.27          3.27
 44     31          5.43          4.43          3.43
 45     30          5.28          4.28          3.28
 46     31          5.44          4.45          3.45
 47     31          5.44          4.44          3.44
 48     30          5.30          4.30          3.30
 49     31          5.46          4.46          3.46
 50     30          5.31          4.31          3.31
 51     31          5.48          4.48          3.48
 52     31          5.48          4.48          3.48
 53     28          5.00          4.00          3.00
 54     31          5.49          4.49          3.49
 55     30          5.33          4.33          3.33
 56     31          5.49          4.49          3.49
 57     30          5.34          4.34          3.34
 58     31          5.51          4.51          3.51
 59     31          5.51          4.51          3.51
 60     30          5.36          4.36          3.36
 61     31          5.53          4.53          3.53
 62     30          5.37          4.37          3.37
 63     31          5.53          4.53          3.53
 64     31          5.52          4.52          3.52
 65     28          5.05          4.05          3.05
 66     31          5.54          4.54          3.54
 67     30          5.38          4.38          3.38
 68     31          5.55          4.55          3.55
 69     30          5.39          4.39          3.39
 70     31          5.56          4.56          3.56
 71     31          5.56          4.56          3.56
 72     30          5.40          4.40          3.40
 73     31          5.55          4.55          3.56
 74     30          5.40          4.40          3.40
 75     31          5.57          4.57          3.57
 76     31          5.56          4.56          3.56
 77     29          5.25          4.25          3.25
 78     31          5.58          4.58          3.58
 79     30          5.42          4.42          3.42
 80     31          5.82          4.82          3.82
 81     30          5.66          4.66          3.66
 82     31          5.83          4.83          3.83
 83     31          5.84          4.84          3.84
 84     30          5.68          4.68          3.68
 85     31          5.85          4.85          3.85
 86     30          5.69          4.69          3.69
 87     31          5.85          4.85          3.85
 88     31          5.87          4.87          3.87
 89     28          5.37          4.37          3.37
 90     31          5.88          4.88          3.88
 91     30          5.72          4.72          3.72
 92     31          5.90          4.90          3.90
 93     30          5.73          4.73          3.73
 94     31          5.91          4.91          3.91
 95     31          5.91          4.91          3.91
 96     30          5.75          4.75          3.75
 97     31          5.92          4.92          3.92
 98     30          5.76          4.76          3.76
 99     31          5.93          4.93          3.93
100     31          5.94          4.94          3.94
101     28          5.44          4.44          3.43
102     31          5.94          4.94          3.94
103     30          5.79          4.79          3.79
104     31          5.96          4.96          3.96
105     30          5.80          4.80          3.80
106     31          5.97          4.97          3.97
107     31          5.98          4.98          3.98
108     30          5.81          4.81          3.81
109     31          5.99          4.99          3.99
110     30          5.83          4.82          3.83
111     31          6.00          5.00          4.00
112     31          6.01          5.01          4.01
113     28          5.50          4.50          3.50
114     31          6.01          5.02          4.02
115     30          5.85          4.85          3.85
116     31          6.03          5.03          4.03
117     30          5.87          4.86          3.87
118     31          6.04          5.04          4.04
119     31          6.04          5.04          4.04
120     30          5.88          4.88          3.88
121     31          6.06          5.06          4.06
122     30          5.90          4.90          3.90
123     31          6.07          5.07          4.07
124     31          6.08          5.08          4.08
125     29          5.75          4.75          3.75
126     31          6.09          5.09          4.09
127     30          5.92          4.92          3.92
128     31          6.10          5.09          4.10
129     30          5.93          4.93          3.93
130     31          6.11          5.11          4.11
131     31          6.12          5.12          4.12
132     30          5.94          4.94          3.94
133     31          6.11          5.11          4.11
134     30          5.95          4.95          3.95
135     31          6.13          5.13          4.13
136     31          6.13          5.13          4.13
137     28          5.61          4.61          3.61
138     31          6.15          5.15          4.14
139     30          5.97          4.97          3.97
140     31          6.15          5.15          4.15
141     30          5.98          4.98          3.98
142     31          6.15          5.15          4.15
143     31          6.16          5.16          4.16
144     30          5.99          4.99          3.99
145     31          6.16          5.16          4.16
146     30          6.00          4.99          3.99
147     31          6.17          5.17          4.17
148     31          6.17          5.17          4.17
149     28          5.65          4.65          3.65
150     31          6.18          5.18          4.18
151     30          6.01          5.01          4.01
152     31          6.19          5.19          4.19
153     30          6.01          5.01          4.01
154     31          6.19          5.19          4.19
155     31          6.20          5.20          4.20
156     30          6.02          5.02          4.02
157     31          6.20          5.20          4.20
158     30          6.02          5.02          4.02
159     31          6.19          5.19          4.19
160     31          6.21          5.21          4.21
161     28          5.67          4.67          3.67
162     31          6.19          5.19          4.19
163     30          6.03          5.03          4.03
164     31          6.21          5.21          4.21
165     30          6.04          5.04          4.04
166     31          6.22          5.22          4.22
167     31          6.22          5.22          4.22
168     30          6.04          5.04          4.04
169     31          6.22          5.22          4.22
170     30          6.04          5.04          4.04
171     31          6.21          5.21          4.21
172     31          6.22          5.22          4.22
173     29          5.87          4.87          3.87
174     31          6.22          5.22          4.22
175     30          6.05          5.05          4.05
176     31          6.23          5.23          4.23
177     30          6.05          5.05          4.05
178     31          6.23          5.23          4.23
179     31          6.22          5.22          4.22
180     30          6.05          5.05          4.05
181     31          6.23          5.23          4.23
182     30          6.05          5.05          4.05
183     31          6.23          5.23          4.23
184     31          6.23          5.23          4.23
185     28          5.69          4.69          3.69
186     31          6.23          5.23          4.23
187     30          6.05          5.05          4.05
188     31          6.22          5.22          4.22
189     30          6.05          5.05          4.05
190     31          6.23          5.23          4.23
191     31          6.23          5.23          4.23
192     30          6.05          5.05          4.05
193     31          6.23          5.23          4.23
194     30          6.05          5.05          4.05
195     31          6.23          5.23          4.23
196     31          6.22          5.22          4.22
197     28          5.69          4.69          3.69
198     31          6.23          5.23          4.23
199     30          6.05          5.05          4.05
200     31          6.23          5.22          4.22
201     30          6.05          5.05          4.05
202     31          6.23          5.23          4.23
203     31          6.23          5.23          4.23
204

SABR-05FR5

           *************** INTERNAL DISTRIBUTION ONLY ****************


Princeton Runs ~
---------------------------
to Maturty
Triggers Failing
12mo lag
First $ Prin Writedown
45% Severity


          B1
         -------------------------------   ----------------------------------   ----------------------------------
          FL                               FL + 100                             FL + 200
          CDR    Cum Loss     WAL    DM      CDR      Cum Loss     WAL    DM      CDR      Cum Loss     WAL    DM
          ---    --------     ---    --      ---      --------     ---    --      ---      --------     ---    --
   75%    9.09      14.10%   18.13   151      8.482      13.42%   18.55   149      7.655      12.44%   19.04   148
  100%   9.286      11.51%   14.67   153      8.712      10.96%   14.94   152      7.991      10.23%   15.22   150
  125%    9.61       9.79%   12.07   154      9.104       9.36%   12.22   154      8.513       8.85%   12.37   153
         -------------------------------   ----------------------------------   ----------------------------------


        ----------------------------------
        FL + 300
          CDR      Cum Loss     WAL    DM
          ---      --------     ---    --
   75      6.219      10.59%   19.87   146
  100      6.805       8.97%   15.67   149
  125      7.594       8.04%   12.59   151
        ----------------------------------



         B2
          ------------------------------    ---------------------------------    ----------------------------------
           FL                               FL + 100                             FL + 200
           CDR    Cum Loss     WAL    DM      CDR      Cum Loss     WAL    DM      CDR      Cum Loss     WAL    DM
           ---    --------     ---    --      ---      --------     ---    --      ---      --------     ---    --
    75%   8.438      13.35%   18.50   168      7.843      12.66%   18.92   167      7.028      11.65%   19.41   165
   100%   8.493      10.73%   14.98   171       7.93      10.16%   15.25   170      7.218       9.42%   15.54   168
   125%   8.662       8.98%   12.32   173      8.165       8.55%   12.48   172      7.583       8.03%   12.63   171
          ------------------------------    ---------------------------------    ----------------------------------



         ---------------------------------
         FL + 300
           CDR      Cum Loss     WAL    DM
           ---      --------     ---    --
    75       5.61       9.75%   20.25   163
   100      6.049       8.12%   16.00   167
   125      6.675       7.19%   12.86   169
         ----------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636

Top


2. Product Types

                                                                                                 % of Mortgage        Weighted
                                                                                                  Loan Pool by         Average
                                                         Number of          Aggregate              Aggregate            Gross
Product                                                   Mortgage         Cut-off Date           Cut-off Date        Interest
Types                                                      Loans        Principal Balance      Principal Balance        Rate
--------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                                4                487,701                   0.06         7.307
Fixed - 20 Year                                                6              1,158,434                   0.15         7.022
Fixed - 25 Year                                                1                402,186                   0.05         6.750
Fixed - 30 Year                                              340             83,011,617                  10.48         7.025
ARM - 2 Year/6 Month LIBOR                                 2,146            498,378,497                  62.93         7.237
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only              654            177,030,264                  22.35         6.427
ARM - 3 Year/6 Month LIBOR                                    71             16,071,290                   2.03         7.042
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only               30              7,386,203                   0.93         6.123
ARM - 5 Year/6 Month LIBOR                                    25              8,059,750                   1.02         6.750
Total:                                                     3,277            791,985,941                 100.00         7.014

                                                        Weighted
                                                         Average        Weighted         Weighted
                                                        Remaining       Average          Average        Weighted     Weighted
Product                                                   Term          Combined       Original LTV     Average      Average
Types                                                   (months)      Original LTV         w SS           FICO         DTI
-----------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                            177            73.51            73.51          601        44.72
Fixed - 20 Year                                            237            83.14            84.06          638        39.77
Fixed - 25 Year                                            297            85.00            85.00          637        44.12
Fixed - 30 Year                                            357            81.12            85.86          643        41.52
ARM - 2 Year/6 Month LIBOR                                 357            82.38            90.06          627        42.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only            357            80.79            97.43          655        42.33
ARM - 3 Year/6 Month LIBOR                                 357            83.30            87.38          633        40.43
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only            357            81.38            92.60          683        40.84
ARM - 5 Year/6 Month LIBOR                                 357            79.99            86.34          639        38.20
Total:                                                     357            81.88            91.18          636        42.30

Top


3. Range of Gross Interest Rates (%)

                                                                                                 % of Mortgage        Weighted
Range of                                                                                          Loan Pool by         Average
Gross                                                    Number of          Aggregate              Aggregate            Gross
Interest                                                  Mortgage         Cut-off Date           Cut-off Date        Interest
Rates (%)                                                  Loans        Principal Balance      Principal Balance        Rate
------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                              252             78,115,652                   9.86         5.776
6.000% - 6.999%                                            1,308            353,645,367                  44.65         6.562
7.000% - 7.999%                                            1,228            272,437,395                  34.40         7.502
8.000% - 8.999%                                              453             82,126,850                  10.37         8.356
9.000% - 9.999%                                               35              5,331,113                   0.67         9.299
10.000% - 10.999%                                              1                329,563                   0.04        10.050
Total:                                                     3,277            791,985,941                 100.00         7.014

                                                         Weighted
Range of                                                  Average        Weighted         Weighted
Gross                                                    Remaining       Average          Average        Weighted     Weighted
Interest                                                   Term          Combined       Original LTV     Average      Average
Rates (%)                                                (months)      Original LTV         w SS           FICO         DTI
------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                             357            80.09            92.18          667        42.49
6.000% - 6.999%                                             356            81.09            92.43          650        42.80
7.000% - 7.999%                                             356            82.82            90.63          624        42.13
8.000% - 8.999%                                             357            83.99            87.39          587        40.79
9.000% - 9.999%                                             357            79.74            80.51          552        38.98
10.000% - 10.999%                                           357            75.00            75.00          513        43.16
Total:                                                      357            81.88            91.18          636        42.30

Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%

Top


4. Range of Cut-off Date Principal Balances ($)

                                                                           % of Mortgage        Weighted      Weighted
Range of                                                                    Loan Pool by         Average       Average
Cut-off                            Number of          Aggregate              Aggregate            Gross       Remaining
Date Principal                      Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Balances ($)                         Loans        Principal Balance      Principal Balance        Rate        (months)
------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                        2                 99,761                   0.01         7.950           357
$50,001 - $75,000                       48              2,942,088                   0.37         8.276           355
$75,001 - $100,000                     189             16,745,091                   2.11         7.617           355
$100,001 - $125,000                    362             40,814,168                   5.15         7.528           356
$125,001 - $150,000                    318             43,684,051                   5.52         7.518           357
$150,001 - $175,000                    320             51,651,097                   6.52         7.212           357
$175,001 - $200,000                    312             58,527,254                   7.39         7.076           356
$200,001 - $225,000                    265             56,669,238                   7.16         7.063           357
$225,001 - $250,000                    193             45,895,886                   5.80         6.993           356
$250,001 - $275,000                    177             46,484,691                   5.87         6.968           356
$275,001 - $300,000                    170             48,953,748                   6.18         6.891           357
$300,001 - $325,000                    163             51,052,012                   6.45         7.035           357
$325,001 - $350,000                    136             45,832,377                   5.79         6.894           357
$350,001 - $375,000                    108             39,015,436                   4.93         6.799           356
$375,001 - $400,000                     91             35,364,669                   4.47         6.740           357
$400,001 - $425,000                     70             28,937,086                   3.65         6.931           356
$425,001 - $450,000                     91             39,981,007                   5.05         6.653           357
$450,001 - $475,000                     55             25,513,539                   3.22         6.748           357
$475,001 - $500,000                     48             23,372,614                   2.95         6.696           357
$500,001 - $750,000                    159             90,450,129                  11.42         6.893           357
Total:                               3,277            791,985,941                 100.00         7.014           357


Range of                             Weighted         Weighted
Cut-off                              Average          Average        Weighted     Weighted
Date Principal                       Combined       Original LTV     Average      Average
Balances ($)                       Original LTV         w SS           FICO         DTI
------------------------------------------------------------------------------------------
$25,001 - $50,000                      73.33            73.33          654        36.61
$50,001 - $75,000                      80.72            82.49          644        39.57
$75,001 - $100,000                     81.70            89.75          623        38.17
$100,001 - $125,000                    82.67            92.55          623        40.69
$125,001 - $150,000                    82.52            92.25          622        40.50
$150,001 - $175,000                    82.79            91.66          628        41.47
$175,001 - $200,000                    81.63            92.07          636        41.22
$200,001 - $225,000                    82.17            90.65          629        41.54
$225,001 - $250,000                    81.33            90.25          635        42.56
$250,001 - $275,000                    81.79            91.41          634        41.90
$275,001 - $300,000                    80.48            89.73          632        42.60
$300,001 - $325,000                    82.46            91.16          629        42.71
$325,001 - $350,000                    82.43            90.93          633        42.34
$350,001 - $375,000                    81.38            90.99          642        44.82
$375,001 - $400,000                    80.61            90.18          651        41.90
$400,001 - $425,000                    80.87            91.10          639        43.90
$425,001 - $450,000                    81.54            91.02          655        43.88
$450,001 - $475,000                    81.78            92.66          646        46.17
$475,001 - $500,000                    82.42            90.41          645        42.74
$500,001 - $750,000                    82.28            91.70          644        42.75
Total:                                 81.88            91.18          636        42.30

Minimum: $49,863
Maximum: $698,265
Average: $241,680

Top


5. Original Terms (month)

                                                                           % of Mortgage        Weighted      Weighted
                                                                            Loan Pool by         Average       Average
Original                           Number of          Aggregate              Aggregate            Gross       Remaining
Terms                               Mortgage         Cut-off Date           Cut-off Date        Interest        Term
(month)                              Loans        Principal Balance      Principal Balance        Rate        (months)
------------------------------------------------------------------------------------------------------------------------
180                                      4                487,701                   0.06         7.307           177
240                                      6              1,158,434                   0.15         7.022           237
300                                      1                402,186                   0.05         6.750           297
359                                      5              1,181,853                   0.15         6.731           355
360                                  3,261            788,755,768                  99.59         7.014           357
Total:                               3,277            791,985,941                 100.00         7.014           357


                                     Weighted         Weighted
Original                             Average          Average        Weighted     Weighted
Terms                                Combined       Original LTV     Average      Average
(month)                            Original LTV         w SS           FICO         DTI
------------------------------------------------------------------------------------------
180                                    73.51            73.51          601        44.72
240                                    83.14            84.06          638        39.77
300                                    85.00            85.00          637        44.12
359                                    80.71            80.71          630        47.21
360                                    81.88            91.22          636        42.30
Total:                                 81.88            91.18          636        42.30

Minimum: 180
Maximum: 360
Weighted Average: 360

Top


6. Range of Remaining Terms (month)

                                                                     % of Mortgage        Weighted      Weighted
Range of                                                              Loan Pool by         Average       Average        Weighted
Remaining                    Number of          Aggregate              Aggregate            Gross       Remaining       Average
Terms                         Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
(month)                        Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                          4                487,701                   0.06         7.307           177            73.51
181 - 240                          6              1,158,434                   0.15         7.022           237            83.14
241 - 300                          1                402,186                   0.05         6.750           297            85.00
301 - 360                      3,266            789,937,621                  99.74         7.014           357            81.88
Total:                         3,277            791,985,941                 100.00         7.014           357            81.88


Range of                       Weighted
Remaining                      Average        Weighted     Weighted
Terms                        Original LTV     Average      Average
(month)                          w SS           FICO         DTI
-------------------------------------------------------------------
121 - 180                        73.51          601        44.72
181 - 240                        84.06          638        39.77
241 - 300                        85.00          637        44.12
301 - 360                        91.20          636        42.31
Total:                           91.18          636        42.30

Minimum: 176
Maximum: 357
Weighted Average: 357

Top


7. Range of Combined Original LTV Ratios (%)

                                                                      % of Mortgage        Weighted      Weighted
Range of                                                               Loan Pool by         Average       Average        Weighted
Combined                      Number of          Aggregate              Aggregate            Gross       Remaining       Average
Original                       Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
LTV Ratios (%)                  Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
-----------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                    66             14,552,305                   1.84         6.927           352            63.46
65.01% - 70.00%                    87             20,709,719                   2.61         7.183           357            68.86
70.01% - 75.00%                   143             34,698,799                   4.38         7.172           357            73.72
75.01% - 80.00%                 1,851            458,587,896                  57.90         6.850           357            79.89
80.01% - 85.00%                   313             79,152,400                   9.99         6.970           356            84.43
85.01% - 90.00%                   756            168,017,970                  21.21         7.382           356            89.73
90.01% - 95.00%                    61             16,266,852                   2.05         7.549           357            94.83
Total:                          3,277            791,985,941                 100.00         7.014           357            81.88


Range of                       Weighted
Combined                       Average        Weighted     Weighted
Original                     Original LTV     Average      Average
LTV Ratios (%)                   w SS           FICO         DTI
-------------------------------------------------------------------
60.01% - 65.00%                  63.46          613        41.98
65.01% - 70.00%                  69.01          590        40.91
70.01% - 75.00%                  74.69          599        42.20
75.01% - 80.00%                  94.64          649        42.34
80.01% - 85.00%                  86.29          622        42.21
85.01% - 90.00%                  92.21          620        42.39
90.01% - 95.00%                  94.83          650        43.14
Total:                           91.18          636        42.30


Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%

Top


8. Range of Gross Margins (%)

                                                                       % of Mortgage        Weighted      Weighted
Range                                                                   Loan Pool by         Average       Average        Weighted
of                             Number of          Aggregate              Aggregate            Gross       Remaining       Average
Gross                           Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
Margins (%)                      Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   351             85,059,937                  10.74         7.025           354            81.12
1.000% - 3.500%                      1                301,500                   0.04         6.950           357            90.00
4.001% - 4.500%                      5              1,411,842                   0.18         5.172           357            77.43
4.501% - 5.000%                     67             20,278,250                   2.56         5.499           357            80.16
5.001% - 5.500%                    277             87,385,198                  11.03         5.967           357            80.43
5.501% - 6.000%                    572            153,572,306                  19.39         6.444           357            80.88
6.001% - 6.500%                    612            152,820,908                  19.30         6.916           357            81.74
6.501% - 7.000%                  1,392            291,156,000                  36.76         7.790           357            83.26
Total:                           3,277            791,985,941                 100.00         7.014           357            81.88


Range                           Weighted
of                              Average        Weighted     Weighted
Gross                         Original LTV     Average      Average
Margins (%)                       w SS           FICO         DTI
--------------------------------------------------------------------
Fixed Rate Loans                  85.76          642        41.53
1.000% - 3.500%                   90.00          648        41.25
4.001% - 4.500%                   89.42          700        41.20
4.501% - 5.000%                   92.49          669        43.85
5.001% - 5.500%                   94.00          662        42.61
5.501% - 6.000%                   93.32          654        42.86
6.001% - 6.500%                   92.67          641        42.12
6.501% - 7.000%                   89.92          611        42.14
Total:                            91.18          636        42.30

Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%

Top


9. Range of Minimum Mortgage Rates (%)

Range                                                                       % of Mortgage        Weighted      Weighted
of                                                                           Loan Pool by         Average       Average
Minimum                             Number of          Aggregate              Aggregate            Gross       Remaining
Mortgage                             Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Rates (%)                             Loans        Principal Balance      Principal Balance        Rate        (months)
Fixed Rate Loans                        351             85,059,937                  10.74         7.025           354
---------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                          42             12,437,387                   1.57         5.373           357
5.501% - 6.000%                         231             71,705,725                   9.05         5.865           357
6.001% - 6.500%                         497            141,374,324                  17.85         6.342           357
6.501% - 7.000%                         646            165,287,224                  20.87         6.807           357
7.001% - 7.500%                         551            127,591,261                  16.11         7.310           357
7.501% - 8.000%                         545            114,239,120                  14.42         7.782           357
8.001% - 8.500%                         280             53,260,144                   6.72         8.271           357
8.501% - 9.000%                         109             16,828,529                   2.12         8.713           357
9.001% - 9.500%                          17              2,843,377                   0.36         9.278           357
9.501% - 10.000%                          6                725,603                   0.09         9.650           357
10.001% - 10.500%                         2                633,310                   0.08         9.283           357
Total:                                3,277            791,985,941                 100.00         7.014           357

Range
of                                    Weighted         Weighted
Minimum                               Average          Average        Weighted     Weighted
Mortgage                              Combined       Original LTV     Average      Average
Rates (%)                           Original LTV         w SS           FICO         DTI
Fixed Rate Loans                        81.12            85.76          642        41.53
-------------------------------------------------------------------------------------------
5.001% - 5.500%                         79.57            90.85          677        43.55
5.501% - 6.000%                         80.33            93.36          662        42.80
6.001% - 6.500%                         80.88            93.87          655        42.86
6.501% - 7.000%                         81.45            92.86          645        42.45
7.001% - 7.500%                         82.45            91.89          631        42.62
7.501% - 8.000%                         83.56            89.89          613        42.14
8.001% - 8.500%                         84.33            88.01          588        40.79
8.501% - 9.000%                         83.85            86.67          575        40.41
9.001% - 9.500%                         79.79            80.05          542        42.46
9.501% - 10.000%                        79.58            82.57          532        39.66
10.001% - 10.500%                       72.60            72.60          542        46.65
Total:                                  81.88            91.18          636        42.30

Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%

Top


10. Range of Maximum Mortgage Rates (%)

Range                                                                        % of Mortgage        Weighted      Weighted
of                                                                            Loan Pool by         Average       Average
Maximum                              Number of          Aggregate              Aggregate            Gross       Remaining
Mortgage                              Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Rates (%)                              Loans        Principal Balance      Principal Balance        Rate        (months)
---------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         351             85,059,937                  10.74         7.025           354
11.001% - 11.500%                         41             12,223,975                   1.54         5.373           357
11.501% - 12.000%                        223             68,465,540                   8.64         5.870           357
12.001% - 12.500%                        486            137,523,782                  17.36         6.342           357
12.501% - 13.000%                        634            163,980,001                  20.70         6.786           357
13.001% - 13.500%                        552            128,672,928                  16.25         7.277           357
13.501% - 14.000%                        550            114,857,759                  14.50         7.743           357
14.001% - 14.500%                        283             54,577,301                   6.89         8.220           357
14.501% - 15.000%                        121             20,198,545                   2.55         8.536           357
15.001% - 15.500%                         26              4,812,254                   0.61         8.863           356
15.501% - 16.000%                          9              1,284,356                   0.16         9.282           356
16.001% - 16.500%                          1                329,563                   0.04        10.050           357
Total:                                 3,277            791,985,941                 100.00         7.014           357

Range
of                                     Weighted         Weighted
Maximum                                Average          Average        Weighted     Weighted
Mortgage                               Combined       Original LTV     Average      Average
Rates (%)                            Original LTV         w SS           FICO         DTI
--------------------------------------------------------------------------------------------
Fixed Rate Loans                         81.12            85.76          642        41.53
11.001% - 11.500%                        79.48            90.95          676        43.45
11.501% - 12.000%                        80.18            93.36          663        43.16
12.001% - 12.500%                        80.85            94.01          655        42.80
12.501% - 13.000%                        81.43            93.04          646        42.29
13.001% - 13.500%                        82.37            91.78          632        42.81
13.501% - 14.000%                        83.55            89.88          613        42.37
14.001% - 14.500%                        84.10            88.02          590        40.53
14.501% - 15.000%                        84.03            86.92          582        39.77
15.001% - 15.500%                        83.88            84.50          574        43.69
15.501% - 16.000%                        78.09            79.78          532        39.15
16.001% - 16.500%                        75.00            75.00          513        43.16
Total:                                   81.88            91.18          636        42.30

Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%

Top


11. Initial Cap (%)

                                                                             % of Mortgage        Weighted      Weighted
                                                                              Loan Pool by         Average       Average
                                     Number of          Aggregate              Aggregate            Gross       Remaining
                                      Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Initial Cap (%)                        Loans        Principal Balance      Principal Balance        Rate        (months)
Fixed Rate Loans                         351             85,059,937                  10.74         7.025           354
--------------------------------------------------------------------------------------------------------------------------
2.00%                                  2,848            685,718,653                  86.58         7.014           357
3.00%                                     78             21,207,351                   2.68         6.973           355
Total:                                 3,277            791,985,941                 100.00         7.014           357


                                      Weighted         Weighted
                                      Average          Average        Weighted     Weighted
                                      Combined       Original LTV     Average      Average
Initial Cap (%)                     Original LTV         w SS           FICO         DTI
Fixed Rate Loans                        81.12            85.76          642        41.53
-------------------------------------------------------------------------------------------
2.00%                                   81.91            91.92          635        42.45
3.00%                                   83.78            88.74          632        40.68
Total:                                  81.88            91.18          636        42.30
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%

Top


12. Periodic Cap (%)

                                                                                % of Mortgage        Weighted      Weighted
                                                                                 Loan Pool by         Average       Average
                                        Number of          Aggregate              Aggregate            Gross       Remaining
Periodic                                 Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Cap (%)                                   Loans        Principal Balance      Principal Balance        Rate        (months)
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            351             85,059,937                  10.74         7.025           354
1.50%                                     2,926            706,926,004                  89.26         7.012           357
Total:                                    3,277            791,985,941                 100.00         7.014           357


                                         Weighted         Weighted
                                         Average          Average        Weighted     Weighted
Periodic                                 Combined       Original LTV     Average      Average
Cap (%)                                Original LTV         w SS           FICO         DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                           81.12            85.76          642        41.53
1.50%                                      81.97            91.83          635        42.40
Total:                                     81.88            91.18          636        42.30

Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

Top


13. Next Rate Adjustment Date

                                                                            % of Mortgage        Weighted      Weighted
Next                                                                         Loan Pool by         Average       Average
Rate                                Number of          Aggregate              Aggregate            Gross       Remaining
Adjustment                           Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Date                                  Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                        351             85,059,937                  10.74         7.025           354
Feb-07                                    1                254,517                   0.03         6.250           352
Apr-07                                    3              1,231,548                   0.16         6.607           354
May-07                                   40             10,804,688                   1.36         6.944           355
Jun-07                                  326             82,173,190                  10.38         6.940           356
Jul-07                                2,430            580,944,818                  73.35         7.039           357
May-08                                    3                533,532                   0.07         7.258           355
Jun-08                                   14              4,233,759                   0.53         6.843           356
Jul-08                                   84             18,690,202                   2.36         6.717           357
Jun-10                                    2                908,708                   0.11         7.216           356
Jul-10                                   23              7,151,043                   0.90         6.691           357
Total:                                3,277            791,985,941                 100.00         7.014           357


Next                                 Weighted         Weighted
Rate                                 Average          Average        Weighted     Weighted
Adjustment                           Combined       Original LTV     Average      Average
Date                               Original LTV         w SS           FICO         DTI
------------------------------------------------------------------------------------------
Fixed Rate Loans                       81.12            85.76          642        41.53
Feb-07                                 90.00           100.00          689        35.14
Apr-07                                 83.30            87.73          641        49.37
May-07                                 84.99            89.73          633        42.21
Jun-07                                 81.23            91.37          633        42.89
Jul-07                                 82.01            92.13          635        42.45
May-08                                 87.44            96.85          701        40.11
Jun-08                                 84.43            88.80          645        36.43
Jul-08                                 82.17            88.85          648        41.51
Jun-10                                 69.35            69.35          582        40.19
Jul-10                                 81.35            88.50          646        37.95
Total:                                 81.88            91.18          636        42.30

Non-Zero Weighted Average: 2007-07-21

Top


14. Geographical Distribution

                                                                        % of Mortgage        Weighted      Weighted
                                                                         Loan Pool by         Average       Average
                                Number of          Aggregate              Aggregate            Gross       Remaining
Geographical                     Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Distribution                      Loans        Principal Balance      Principal Balance        Rate        (months)
---------------------------------------------------------------------------------------------------------------------
California                          636            216,420,279                  27.33         6.670           357
New York                            279             92,227,493                  11.65         6.923           356
Florida                             430             86,124,792                  10.87         7.224           357
New Jersey                          215             58,044,154                   7.33         7.272           357
Maryland                            173             40,584,533                   5.12         7.117           357
Illinois                            208             38,518,501                   4.86         7.316           357
Virginia                            115             29,845,466                   3.77         7.053           356
Massachusetts                       105             26,380,568                   3.33         6.985           357
Georgia                             167             25,874,446                   3.27         7.319           356
Nevada                               69             16,680,522                   2.11         6.944           357
Arizona                              75             16,488,835                   2.08         7.134           352
Other                               805            144,796,351                  18.28         7.185           357
Total:                            3,277            791,985,941                 100.00         7.014           357


                                  Weighted         Weighted
                                  Average          Average        Weighted     Weighted
Geographical                      Combined       Original LTV     Average      Average
Distribution                    Original LTV         w SS           FICO         DTI
---------------------------------------------------------------------------------------
California                          81.11            91.25          640        42.92
New York                            81.16            91.27          649        44.77
Florida                             82.35            90.53          632        40.31
New Jersey                          81.72            88.35          635        42.27
Maryland                            82.47            91.00          624        41.89
Illinois                            82.21            90.73          633        42.76
Virginia                            81.76            89.69          623        41.46
Massachusetts                       81.18            92.10          638        43.03
Georgia                             83.80            94.67          627        41.99
Nevada                              81.45            90.72          637        43.05
Arizona                             80.92            89.18          631        40.41
Other                               82.98            92.49          632        41.24
Total:                              81.88            91.18          636        42.30

Number of States Represented: 44

Top


15. Occupancy

                                                                         % of Mortgage        Weighted      Weighted
                                                                          Loan Pool by         Average       Average
                                 Number of          Aggregate              Aggregate            Gross       Remaining
                                  Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Occupancy                          Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------
Primary                            3,016            742,758,826                  93.78         6.985           356
Investment                           227             40,858,216                   5.16         7.561           357
Second Home                           34              8,368,899                   1.06         6.907           357
Total:                             3,277            791,985,941                 100.00         7.014           357


                                  Weighted         Weighted
                                  Average          Average        Weighted     Weighted
                                  Combined       Original LTV     Average      Average
Occupancy                       Original LTV         w SS           FICO         DTI
---------------------------------------------------------------------------------------
Primary                             81.70            91.44          634        42.48
Investment                          85.22            87.66          665        39.55
Second Home                         81.50            85.15          658        40.26
Total:                              81.88            91.18          636        42.30

Top


16. Property Types

                                                                         % of Mortgage        Weighted      Weighted
                                                                          Loan Pool by         Average       Average
                                 Number of          Aggregate              Aggregate            Gross       Remaining
Property                          Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Types                              Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------
Single Family Residence            2,744            654,961,058                  82.70         7.016           357
2-4 Family                           300             87,710,753                  11.07         6.991           356
Condo                                233             49,314,131                   6.23         7.018           357
Total:                             3,277            791,985,941                 100.00         7.014           357


                                   Weighted         Weighted
                                   Average          Average        Weighted     Weighted
Property                           Combined       Original LTV     Average      Average
Types                            Original LTV         w SS           FICO         DTI
----------------------------------------------------------------------------------------
Single Family Residence              81.84            90.97          632        42.13
2-4 Family                           81.94            91.12          657        43.78
Condo                                82.29            94.05          644        42.01
Total:                               81.88            91.18          636        42.30

Top



17. Loan Purpose

                                                                         % of Mortgage        Weighted      Weighted
                                                                          Loan Pool by         Average       Average
                                 Number of          Aggregate              Aggregate            Gross       Remaining
Loan                              Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Purpose                            Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------
Purchase                           1,942            460,305,128                  58.12         6.966           357
Refinance - Cashout                1,314            326,812,171                  41.26         7.081           356
Refinance - Rate Term                 21              4,868,642                   0.61         6.974           357
Total:                             3,277            791,985,941                 100.00         7.014           357


                                  Weighted         Weighted
                                  Average          Average        Weighted     Weighted
Loan                              Combined       Original LTV     Average      Average
Purpose                         Original LTV         w SS           FICO         DTI
---------------------------------------------------------------------------------------
Purchase                            82.10            95.95          648        42.26
Refinance - Cashout                 81.56            84.53          618        42.36
Refinance - Rate Term               82.37            86.09          630        42.76
Total:                              81.88            91.18          636        42.30

Top


18. Documentation Level

                                                                         % of Mortgage        Weighted      Weighted
                                                                          Loan Pool by         Average       Average
                                 Number of          Aggregate              Aggregate            Gross       Remaining
Documentation                     Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Level                              Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------
Full Documentation                 2,135            472,126,365                  59.61         6.871           356
Stated Documentation               1,104            309,979,960                  39.14         7.231           357
Easy Documentation                    38              9,879,616                   1.25         6.993           357
Total:                             3,277            791,985,941                 100.00         7.014           357


                                   Weighted         Weighted
                                   Average          Average        Weighted     Weighted
Documentation                      Combined       Original LTV     Average      Average
Level                            Original LTV         w SS           FICO         DTI
----------------------------------------------------------------------------------------
Full Documentation                   82.80            91.68          627        41.63
Stated Documentation                 80.44            90.66          650        43.41
Easy Documentation                   82.60            83.32          615        40.00
Total:                               81.88            91.18          636        42.30

Top


19. Original Prepayment Penalty Term (months)

                                                                          % of Mortgage        Weighted      Weighted
Original                                                                   Loan Pool by         Average       Average
Prepayment                        Number of          Aggregate              Aggregate            Gross       Remaining
Penalty                            Mortgage         Cut-off Date           Cut-off Date        Interest        Term
Term (months)                       Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------
0                                    696            156,300,804                  19.74         7.295           357
12                                   435            119,032,795                  15.03         7.126           357
24                                 1,808            436,299,185                  55.09         6.920           357
36                                   338             80,353,157                  10.15         6.812           355
Total:                             3,277            791,985,941                 100.00         7.014           357
Non-Zero Minimum: 12


Original                           Weighted         Weighted
Prepayment                         Average          Average        Weighted     Weighted
Penalty                            Combined       Original LTV     Average      Average
Term (months)                    Original LTV         w SS           FICO         DTI
------------------------------------------------------------------------------------------------------
0                                   82.27            91.14          635        41.79
12                                  81.17            91.22          644        43.98
24                                  81.93            91.90          633        42.36
36                                  81.85            87.26          640        40.52
Total:                              81.88            91.18          636        42.30

Maximum: 36
Non-Zero Weighted Average: 23

Top


20. Lien Position

                                                                   % of Mortgage        Weighted      Weighted
                                                                    Loan Pool by         Average       Average        Weighted
                           Number of          Aggregate              Aggregate            Gross       Remaining       Average
Lien                        Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
Position                     Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
---------------------------------------------------------------------------------------------------------------------------------
1st Lien                     3,277            791,985,941                 100.00         7.014           357            81.88
Total:                       3,277            791,985,941                 100.00         7.014           357            81.88


                             Weighted
                             Average        Weighted     Weighted
Lien                       Original LTV     Average      Average
Position                       w SS           FICO         DTI
-------------------------------------------------------------------------------
1st Lien                       91.18          636        42.30
Total:                         91.18          636        42.30

Top


21. FICO Score

                                                           % of Mortgage        Weighted      Weighted
                                                            Loan Pool by         Average       Average        Weighted
                   Number of          Aggregate              Aggregate            Gross       Remaining       Average
FICO                Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
Score                Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
-------------------------------------------------------------------------------------------------------------------------
500 - 500                3                913,083                   0.12         8.583           357            72.25
501 - 520               79             16,978,464                   2.14         8.245           357            77.13
521 - 540               67             14,023,957                   1.77         7.900           357            75.59
541 - 560              205             45,420,517                   5.74         7.756           356            82.92
561 - 580              252             56,498,578                   7.13         7.579           357            84.54
581 - 600              358             79,690,142                  10.06         7.161           357            82.42
601 - 620              338             80,664,423                  10.19         7.058           356            82.99
621 - 640              536            125,110,944                  15.80         6.914           356            81.34
641 - 660              456            116,896,343                  14.76         6.755           357            81.71
661 - 680              357             94,904,429                  11.98         6.807           357            81.61
681 - 700              263             67,101,585                   8.47         6.666           357            81.31
701 - 720              159             39,318,561                   4.96         6.730           357            82.08
721 - 740               86             24,253,016                   3.06         6.755           357            81.82
741 - 760               58             15,002,970                   1.89         6.524           357            81.57
761 - 780               38              9,307,118                   1.18         6.667           354            81.83
781 - 800               17              5,001,926                   0.63         6.750           357            81.70
801 >=                   5                899,884                   0.11         6.280           357            76.70
Total:               3,277            791,985,941                 100.00         7.014           357            81.88


                    Weighted
                    Average        Weighted     Weighted
FICO              Original LTV     Average      Average
Score                 w SS           FICO         DTI
--------------------------------------------------------
500 - 500             72.25          500        35.70
501 - 520             77.66          512        42.36
521 - 540             75.59          531        43.26
541 - 560             84.02          552        43.26
561 - 580             87.32          570        42.97
581 - 600             89.49          591        42.13
601 - 620             88.87          610        41.61
621 - 640             91.52          630        42.44
641 - 660             94.10          650        42.32
661 - 680             95.34          669        41.94
681 - 700             93.57          690        42.20
701 - 720             95.46          710        41.89
721 - 740             95.59          731        43.17
741 - 760             94.19          748        43.11
761 - 780             96.87          769        43.62
781 - 800             95.10          790        37.72
801 >=                87.64          810        37.82
Total:                91.18          636        42.30

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617

Top


2. Product Types

                                                                                                    % of Mortgage        Weighted
                                                                                                     Loan Pool by        Average
                                                            Number of          Aggregate              Aggregate           Gross
Product                                                     Mortgage         Cut-off Date            Cut-off Date        Interest
Types                                                         Loans        Principal Balance      Principal Balance        Rate
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                                   15             116,471                   0.03            12.034
Fixed - 10 Year                                                 151           1,488,153                   0.40            11.891
Fixed - 15 Year                                                 105           2,677,835                   0.72            10.340
Fixed - 20 Year                                                  92           2,673,810                   0.72             9.951
Fixed - 25 Year                                                   1             326,724                   0.09             6.475
Fixed - 30 Year                                                 977          75,117,423                  20.27             9.423
ARM - 2 Year/6 Month LIBOR                                      842         194,485,281                  52.49             7.903
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only                 231          83,491,452                  22.53             6.658
ARM - 3 Year/6 Month LIBOR                                       15           3,034,639                   0.82             7.920
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only                  12           4,587,800                   1.24             6.825
ARM - 5 Year/6 Month LIBOR                                        5           2,504,096                   0.68             7.018
Total:                                                        2,446         370,503,684                 100.00             7.960

                                                             Weighted
                                                             Average         Weighted        Weighted
                                                            Remaining        Average          Average       Weighted     Weighted
Product                                                        Term          Combined      Original LTV     Average       Average
Types                                                        (months)      Original LTV        w SS           FICO          DTI
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                                   57            94.13           94.13          577         43.39
Fixed - 10 Year                                                 117            95.32           95.32          588         40.75
Fixed - 15 Year                                                 177            86.62           86.62          625         39.98
Fixed - 20 Year                                                 237            92.85           92.85          630         40.82
Fixed - 25 Year                                                 296            90.00           90.00          725         54.48
Fixed - 30 Year                                                 357            93.15           93.43          647         42.55
ARM - 2 Year/6 Month LIBOR                                      357            78.76           80.96          596         42.52
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only                 357            82.97           93.71          636         42.23
ARM - 3 Year/6 Month LIBOR                                      357            83.00           84.04          621         43.33
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only                 357            77.08           83.42          648         38.27
ARM - 5 Year/6 Month LIBOR                                      357            86.08           86.08          654         43.28
Total:                                                          354            82.93           86.65          617         42.40

Top


3. Range of Gross Interest Rates (%)

                                                                                % of Mortgage        Weighted      Weighted
Range of                                                                         Loan Pool by        Average       Average
Gross                                   Number of          Aggregate              Aggregate           Gross       Remaining
Interest                                Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Rates (%)                                 Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                              60           25,839,729                   6.97            5.785         357
6.000% - 6.999%                             254           92,644,489                  25.01            6.623         356
7.000% - 7.999%                             347           93,843,984                  25.33            7.568         357
8.000% - 8.999%                             485           77,572,155                  20.94            8.498         356
9.000% - 9.999%                             528           42,879,848                  11.57            9.512         354
10.000% - 10.999%                           406           25,617,759                   6.91           10.527         345
11.000% - 11.999%                           234           10,179,541                   2.75           11.328         328
12.000% - 12.999%                           122            1,817,567                   0.49           12.308         197
13.000% - 13.999%                            10              108,610                   0.03           13.313         139
Total:                                    2,446          370,503,684                 100.00            7.960         354


Range of                                 Weighted        Weighted
Gross                                    Average          Average     Weighted     Weighted
Interest                                 Combined      Original LTV   Average       Average
Rates (%)                              Original LTV        w SS         FICO          DTI
-------------------------------------------------------------------------------------------
5.000% - 5.999%                           77.37           85.41          642         40.32
6.000% - 6.999%                           78.72           86.24          635         42.37
7.000% - 7.999%                           80.49           83.84          610         42.84
8.000% - 8.999%                           83.35           84.88          595         42.68
9.000% - 9.999%                           91.55           92.34          630         42.58
10.000% - 10.999%                         92.70           92.95          610         42.48
11.000% - 11.999%                         92.83           92.89          599         41.62
12.000% - 12.999%                         86.62           86.62          592         36.94
13.000% - 13.999%                         90.70           90.70          618         43.75
Total:                                    82.93           86.65          617         42.40

Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%

Top


4. Range of Cut-off Date Principal Balances ($)

                                                                              % of Mortgage        Weighted      Weighted
Range of                                                                       Loan Pool by        Average       Average
Cut-off                               Number of          Aggregate              Aggregate           Gross       Remaining
Date Principal                        Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Balances ($)                            Loans        Principal Balance      Principal Balance        Rate        (months)
----------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                              323               4,484,717                1.21          11.211            183
$25,001 - $50,000                         413              14,982,825                4.04          10.005            346
$50,001 - $75,000                         364              22,521,536                6.08           9.636            353
$75,001 - $100,000                        274              23,800,125                6.42           9.133            355
$100,001 - $125,000                       185              20,589,832                5.56           8.998            356
$125,001 - $150,000                       124              17,079,401                4.61           8.710            355
$150,001 - $175,000                       103              16,668,936                4.50           8.399            354
$175,001 - $200,000                        90              16,837,464                4.54           8.233            355
$200,001 - $225,000                        63              13,427,635                3.62           7.582            357
$225,001 - $250,000                        58              13,809,127                3.73           8.052            357
$250,001 - $275,000                        47              12,273,999                3.31           7.621            357
$275,001 - $300,000                        41              11,836,156                3.19           7.302            357
$300,001 - $325,000                        35              10,945,268                2.95           7.371            357
$325,001 - $350,000                        40              13,477,063                3.64           7.283            355
$350,001 - $375,000                        25               9,057,986                2.44           7.335            357
$375,001 - $400,000                        28              10,847,337                2.93           7.417            357
$400,001 - $425,000                        23               9,495,361                2.56           7.497            357
$425,001 - $450,000                        23              10,119,813                2.73           7.652            357
$450,001 - $475,000                        19               8,800,358                2.38           7.312            357
$475,001 - $500,000                        17               8,252,125                2.23           7.391            357
$500,001 - $750,000                       142              93,447,625               25.22           7.092            357
$750,001 - $1,000,000                       9               7,748,995                2.09           6.002            357
Total:                                  2,446             370,503,684              100.00           7.960            354


Range of                                 Weighted        Weighted
Cut-off                                  Average          Average       Weighted     Weighted
Date Principal                           Combined      Original LTV     Average       Average
Balances ($)                           Original LTV        w SS           FICO          DTI
---------------------------------------------------------------------------------------------
$1 - $25,000                                96.97           96.97          613         40.49
$25,001 - $50,000                           99.40           99.40          647         41.99
$50,001 - $75,000                           92.24           94.51          632         41.31
$75,001 - $100,000                          88.23           89.96          617         42.06
$100,001 - $125,000                         87.07           89.68          615         42.24
$125,001 - $150,000                         82.93           84.71          610         41.91
$150,001 - $175,000                         79.11           80.52          600         42.40
$175,001 - $200,000                         76.38           77.81          602         41.69
$200,001 - $225,000                         76.54           79.91          596         42.42
$225,001 - $250,000                         74.77           77.22          572         43.04
$250,001 - $275,000                         79.10           80.99          587         43.61
$275,001 - $300,000                         78.93           82.19          608         44.61
$300,001 - $325,000                         82.69           84.56          587         44.75
$325,001 - $350,000                         80.44           83.96          604         44.27
$350,001 - $375,000                         79.08           80.10          586         41.08
$375,001 - $400,000                         81.58           87.27          620         43.82
$400,001 - $425,000                         83.48           84.80          606         43.90
$425,001 - $450,000                         85.73           87.92          633         45.18
$450,001 - $475,000                         84.37           88.30          623         41.88
$475,001 - $500,000                         82.79           85.42          624         44.08
$500,001 - $750,000                         80.98           89.09          634         42.15
$750,001 - $1,000,000                       77.59           80.81          659         34.16
Total:                                      82.93           86.65          617         42.40

Minimum: $4,183
Maximum: $997,139
Average: $151,473

Top


5. Original Terms (month)

                                                                       % of Mortgage        Weighted      Weighted
                                                                        Loan Pool by        Average       Average         Weighted
Original                       Number of          Aggregate              Aggregate           Gross       Remaining        Average
Terms                          Mortgage         Cut-off Date            Cut-off Date        Interest        Term          Combined
(month)                          Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
------------------------------------------------------------------------------------------------------------------------------------
60                                  15                 116,471                0.03          12.034             57            94.13
120                                151               1,488,153                0.40          11.891            117            95.32
180                                105               2,677,835                0.72          10.340            177            86.62
240                                 92               2,673,810                0.72           9.951            237            92.85
300                                  1                 326,724                0.09           6.475            296            90.00
359                                  1                 680,000                0.18           6.050            355            77.27
360                              2,081             362,540,691               97.85           7.915            357            82.78
Total:                           2,446             370,503,684              100.00           7.960            354            82.93


                                Weighted
Original                         Average       Weighted     Weighted
Terms                         Original LTV     Average       Average
(month)                           w SS           FICO          DTI
--------------------------------------------------------------------
60                                 94.13          577         43.39
120                                95.32          588         40.75
180                                86.62          625         39.98
240                                92.85          630         40.82
300                                90.00          725         54.48
359                                93.74          630         49.78
360                                86.55          617         42.41
Total:                             86.65          617         42.40

Minimum: 60
Maximum: 360
Weighted Average: 357

Top


6. Range of Remaining Terms (month)

                                                                                    % of Mortgage        Weighted      Weighted
Range of                                                                             Loan Pool by        Average       Average
Remaining                                   Number of          Aggregate              Aggregate           Gross       Remaining
Terms                                       Mortgage         Cut-off Date            Cut-off Date        Interest        Term
(month)                                       Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
Jan-60                                           15             116,471                   0.03           12.034             57
61 - 120                                        151           1,488,153                   0.40           11.891            117
121 - 180                                       105           2,677,835                   0.72           10.340            177
181 - 240                                        92           2,673,810                   0.72            9.951            237
241 - 300                                         1             326,724                   0.09            6.475            296
301 - 360                                     2,082         363,220,691                  98.03            7.912            357
Total:                                        2,446         370,503,684                 100.00            7.960            354


Range of                                     Weighted        Weighted
Remaining                                    Average          Average       Weighted     Weighted
Terms                                        Combined      Original LTV     Average       Average
(month)                                    Original LTV        w SS           FICO          DTI
-------------------------------------------------------------------------------------------------
Jan-60                                          94.13           94.13          577         43.39
61 - 120                                        95.32           95.32          588         40.75
121 - 180                                       86.62           86.62          625         39.98
181 - 240                                       92.85           92.85          630         40.82
241 - 300                                       90.00           90.00          725         54.48
301 - 360                                       82.77           86.56          617         42.42
Total:                                          82.93           86.65          617         42.40

Minimum: 56
Maximum: 357
Weighted Average: 354

Top


7. Range of Combined Original LTV Ratios (%)

                                                                               % of Mortgage        Weighted      Weighted
Range of                                                                        Loan Pool by        Average       Average
Combined                               Number of          Aggregate              Aggregate           Gross       Remaining
Original                               Mortgage         Cut-off Date            Cut-off Date        Interest        Term
LTV Ratios (%)                           Loans        Principal Balance      Principal Balance        Rate        (months)
---------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                             1                  50,345                   0.01       10.990            357
15.01% - 20.00%                             1                 100,732                   0.03        6.650            357
20.01% - 25.00%                             2                 228,425                   0.06        7.076            236
25.01% - 30.00%                             6                 624,031                   0.17        8.673            357
30.01% - 35.00%                             6               1,038,479                   0.28        8.293            357
35.01% - 40.00%                            12               1,507,742                   0.41        7.800            332
40.01% - 45.00%                            14               2,173,832                   0.59        7.851            357
45.01% - 50.00%                            22               3,238,855                   0.87        7.520            357
50.01% - 55.00%                            40               8,175,301                   2.21        7.085            351
55.01% - 60.00%                            66              14,733,185                   3.98        7.495            356
60.01% - 65.00%                            43               9,438,489                   2.55        8.898            357
65.01% - 70.00%                            64              15,591,589                   4.21        8.709            357
70.01% - 75.00%                            84              22,174,420                   5.98        7.655            357
75.01% - 80.00%                           338             106,107,509                  28.64        7.075            357
80.01% - 85.00%                           184              45,130,122                  12.18        7.538            356
85.01% - 90.00%                           227              47,530,724                  12.83        7.637            355
90.01% - 95.00%                           244              10,539,734                   2.84        8.874            313
95.01% - 100.00%                        1,092              82,120,169                  22.16        9.424            350
Total:                                  2,446             370,503,684                 100.00        7.960            354


Range of                                 Weighted        Weighted
Combined                                 Average          Average       Weighted     Weighted
Original                                 Combined      Original LTV     Average       Average
LTV Ratios (%)                         Original LTV        w SS           FICO          DTI
---------------------------------------------------------------------------------------------
10.01% - 15.00%                            12.00           12.00          526         21.78
15.01% - 20.00%                            19.80           19.80          604         47.44
20.01% - 25.00%                            23.01           23.01          630         35.79
25.01% - 30.00%                            27.76           27.76          593         34.13
30.01% - 35.00%                            32.49           32.49          597         42.37
35.01% - 40.00%                            37.58           37.58          600         44.64
40.01% - 45.00%                            43.07           43.68          570         44.37
45.01% - 50.00%                            48.05           48.05          584         37.30
50.01% - 55.00%                            53.15           53.15          589         42.96
55.01% - 60.00%                            58.23           59.15          587         41.33
60.01% - 65.00%                            63.93           65.24          582         43.84
65.01% - 70.00%                            69.29           69.57          566         43.60
70.01% - 75.00%                            74.05           75.22          590         40.94
75.01% - 80.00%                            79.70           90.50          627         42.01
80.01% - 85.00%                            84.53           85.67          573         42.56
85.01% - 90.00%                            89.70           92.28          627         44.27
90.01% - 95.00%                            94.84           94.84          627         43.28
95.01% - 100.00%                           99.94           99.94          655         41.94
Total:                                     82.93           86.65          617         42.40

Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%

Top


8. Range of Gross Margins (%)

                                                                              % of Mortgage        Weighted      Weighted
Range                                                                          Loan Pool by        Average       Average
of                                    Number of          Aggregate              Aggregate           Gross       Remaining
Gross                                 Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Margins (%)                             Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                        1,341              82,400,416              22.24            9.506            342
4.501% - 5.000%                            15               6,073,712               1.64            5.526            357
5.001% - 5.500%                            55              23,315,586               6.29            5.903            357
5.501% - 6.000%                           107              43,175,189              11.65            6.441            357
6.001% - 6.500%                           147              49,209,818              13.28            6.937            357
6.501% - 7.000%                           781             166,328,963              44.89            8.268            357
Total:                                  2,446             370,503,684             100.00            7.960            354


Range                                   Weighted        Weighted
of                                      Average          Average       Weighted     Weighted
Gross                                   Combined      Original LTV     Average       Average
Margins (%)                           Original LTV        w SS           FICO          DTI
--------------------------------------------------------------------------------------------
Fixed Rate Loans                           92.96           93.21          645         42.43
4.501% - 5.000%                            75.79           86.18          650         41.25
5.001% - 5.500%                            78.47           86.91          636         41.15
5.501% - 6.000%                            78.98           87.90          640         40.81
6.001% - 6.500%                            79.98           86.77          624         43.11
6.501% - 7.000%                            80.74           83.01          592         42.79
Total:                                     82.93           86.65          617         42.40

Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%

Top


9. Range of Minimum Mortgage Rates (%)

Range                                                                             % of Mortgage        Weighted      Weighted
of                                                                                 Loan Pool by        Average       Average
Minimum                                   Number of          Aggregate              Aggregate           Gross       Remaining
Mortgage                                  Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Rates (%)                                   Loans        Principal Balance      Principal Balance        Rate        (months)
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,341            82,400,416               22.24              9.506          342
5.001% - 5.500%                                 9             3,348,722                0.90              5.445          357
5.501% - 6.000%                                52            22,537,778                6.08              5.837          357
6.001% - 6.500%                                82            34,869,802                9.41              6.346          357
6.501% - 7.000%                               150            51,309,193               13.85              6.827          357
7.001% - 7.500%                               126            40,087,694               10.82              7.303          357
7.501% - 8.000%                               193            49,146,866               13.26              7.809          357
8.001% - 8.500%                               165            38,099,003               10.28              8.264          357
8.501% - 9.000%                               163            26,599,598                7.18              8.785          357
9.001% - 9.500%                                66             9,198,034                2.48              9.276          357
9.501% - 10.000%                               52             5,763,028                1.56              9.803          357
10.001% - 10.500%                              17             1,863,146                0.50             10.308          357
10.501% - 11.000%                              19             3,598,837                0.97             10.782          357
11.001% - 11.500%                               3               533,880                0.14             11.310          357
11.501% - 12.000%                               6               984,319                0.27             11.728          357
12.001% - 12.500%                               2               163,367                0.04             12.282          357
Total:                                      2,446           370,503,684              100.00              7.960          354

Range
of                                          Weighted        Weighted
Minimum                                     Average          Average       Weighted     Weighted
Mortgage                                    Combined      Original LTV     Average       Average
Rates (%)                                 Original LTV        w SS           FICO          DTI
------------------------------------------------------------------------------------------------
Fixed Rate Loans                              92.96           93.21          645         42.43
5.001% - 5.500%                               75.60           80.30          657         38.13
5.501% - 6.000%                               77.72           86.70          637         40.85
6.001% - 6.500%                               79.16           89.47          640         41.44
6.501% - 7.000%                               79.16           85.69          628         42.46
7.001% - 7.500%                               80.87           84.59          614         42.77
7.501% - 8.000%                               81.69           84.80          605         43.04
8.001% - 8.500%                               82.88           84.42          590         43.28
8.501% - 9.000%                               81.66           83.48          580         42.79
9.001% - 9.500%                               80.18           82.07          561         42.48
9.501% - 10.000%                              73.63           75.55          545         41.31
10.001% - 10.500%                             73.02           75.72          538         37.24
10.501% - 11.000%                             67.19           67.19          551         44.28
11.001% - 11.500%                             68.32           68.32          580         37.95
11.501% - 12.000%                             66.79           67.39          551         39.09
12.001% - 12.500%                             66.99           66.99          503         38.29
Total:                                        82.93           86.65          617         42.40

Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%


Top


10. Range of Maximum Mortgage Rates (%)

Range                                                                               % of Mortgage        Weighted      Weighted
of                                                                                   Loan Pool by        Average       Average
Maximum                                     Number of          Aggregate              Aggregate           Gross       Remaining
Mortgage                                    Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Rates (%)                                     Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             1,341              82,400,416               22.24            9.506            342
11.001% - 11.500%                                9               3,348,722                0.90            5.445            357
11.501% - 12.000%                               50              21,939,580                5.92            5.837            357
12.001% - 12.500%                               79              33,293,898                8.99            6.354            357
12.501% - 13.000%                              147              49,784,771               13.44            6.820            357
13.001% - 13.500%                              124              40,489,960               10.93            7.259            357
13.501% - 14.000%                              190              49,456,372               13.35            7.761            357
14.001% - 14.500%                              164              37,403,758               10.10            8.233            357
14.501% - 15.000%                              167              27,310,458                7.37            8.717            357
15.001% - 15.500%                               71              10,949,631                2.96            9.107            357
15.501% - 16.000%                               54               6,622,269                1.79            9.644            357
16.001% - 16.500%                               17               1,926,621                0.52           10.245            357
16.501% - 17.000%                               20               3,625,295                0.98           10.714            357
17.001% - 17.500%                                4                 587,691                0.16           11.213            356
17.501% - 18.000%                                7               1,200,875                0.32           11.588            357
18.001% - 18.500%                                2                 163,367                0.04           12.282            357
Total:                                       2,446             370,503,684              100.00            7.960            354

Range
of                                            Weighted        Weighted
Maximum                                       Average          Average       Weighted     Weighted
Mortgage                                      Combined      Original LTV     Average       Average
Rates (%)                                   Original LTV        w SS           FICO          DTI
--------------------------------------------------------------------------------------------------
Fixed Rate Loans                                 92.96           93.21          645         42.43
11.001% - 11.500%                                75.60           80.30          657         38.13
11.501% - 12.000%                                78.33           87.56          637         40.88
12.001% - 12.500%                                79.89           90.35          641         41.29
12.501% - 13.000%                                78.77           85.25          629         42.26
13.001% - 13.500%                                80.21           84.17          614         42.85
13.501% - 14.000%                                81.86           85.17          607         43.15
14.001% - 14.500%                                82.59           84.14          591         43.06
14.501% - 15.000%                                81.63           83.48          579         42.68
15.001% - 15.500%                                81.40           83.05          567         43.39
15.501% - 16.000%                                73.87           75.54          547         42.53
16.001% - 16.500%                                73.67           76.28          537         37.78
16.501% - 17.000%                                67.09           67.09          547         43.26
17.001% - 17.500%                                68.01           68.01          576         35.59
17.501% - 18.000%                                67.37           67.86          557         41.29
18.001% - 18.500%                                66.99           66.99          503         38.29
Total:                                           82.93           86.65          617         42.40

Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%

Top



11. Initial Cap (%)

                                                                                    % of Mortgage        Weighted      Weighted
                                                                                     Loan Pool by        Average       Average
                                            Number of          Aggregate              Aggregate           Gross       Remaining
                                            Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Initial Cap (%)                               Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,341           82,400,416                  22.24            9.506         342
2.00%                                         1,067          277,217,985                  74.82            7.518         357
3.00%                                            38           10,885,283                   2.94            7.518         356
Total:                                        2,446          370,503,684                 100.00            7.960         354


                                              Weighted        Weighted
                                              Average          Average       Weighted     Weighted
                                              Combined      Original LTV     Average       Average
Initial Cap (%)                             Original LTV        w SS           FICO          DTI
--------------------------------------------------------------------------------------------------
Fixed Rate Loans                               92.96             93.21          645         42.43
2.00%                                          80.21             85.01          610         42.29
3.00%                                          76.15             78.60          595         44.78
Total:                                         82.93             86.65          617         42.40

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%

Top



12. Periodic Cap (%)

                                                                                         % of Mortgage        Weighted      Weighted
                                                                                          Loan Pool by        Average       Average
                                                 Number of          Aggregate              Aggregate           Gross       Remaining
Periodic                                         Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Cap (%)                                            Loans        Principal Balance      Principal Balance        Rate        (months)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                   1,341           82,400,416                22.24            9.506            342
1.50%                                              1,105          288,103,268                77.76            7.518            357
Total:                                             2,446          370,503,684               100.00            7.960            354


                                                  Weighted        Weighted
                                                  Average          Average       Weighted     Weighted
Periodic                                          Combined      Original LTV     Average       Average
Cap (%)                                         Original LTV        w SS           FICO          DTI
------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    92.96           93.21          645         42.43
1.50%                                               80.06           84.77          609         42.39
Total:                                              82.93           86.65          617         42.40

Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

Top



13. Next Rate Adjustment Date

                                                                                    % of Mortgage        Weighted      Weighted
Next                                                                                 Loan Pool by        Average       Average
Rate                                        Number of          Aggregate              Aggregate           Gross       Remaining
Adjustment                                  Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Date                                          Loans        Principal Balance      Principal Balance        Rate        (months)
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,341           82,400,416                  22.24           9.506            342
Apr-07                                            5              838,633                   0.23           8.497            354
May-07                                           14            3,885,178                   1.05           7.541            355
Jun-07                                          149           40,411,772                  10.91           7.555            356
Jul-07                                          905          232,841,150                  62.84           7.521            357
Jun-08                                            4            1,131,099                   0.31           7.891            356
Jul-08                                           23            6,491,339                   1.75           7.151            357
Jul-10                                            5            2,504,096                   0.68           7.018            357
Total:                                        2,446          370,503,684                 100.00           7.960            354


Next                                          Weighted        Weighted
Rate                                          Average          Average       Weighted     Weighted
Adjustment                                    Combined      Original LTV     Average       Average
Date                                        Original LTV        w SS           FICO          DTI
--------------------------------------------------------------------------------------------------
Fixed Rate Loans                                 92.96           93.21          645         42.43
Apr-07                                           95.57           96.37          664         42.48
May-07                                           77.85           78.43          604         42.79
Jun-07                                           79.08           84.07          601         43.81
Jul-07                                           80.17           84.97          609         42.19
Jun-08                                           66.48           78.75          647         35.14
Jul-08                                           81.70           84.53          636         41.18
Jul-10                                           86.08           86.08          654         43.28
Total:                                           82.93           86.65          617         42.40

Non-Zero Weighted Average: 2007-07-15

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14. Geographical Distribution

                                                                                    % of Mortgage        Weighted      Weighted
                                                                                     Loan Pool by        Average       Average
                                            Number of          Aggregate              Aggregate           Gross       Remaining
Geographical                                Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Distribution                                  Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
California                                      479          110,492,316                  29.82           7.565          355
New York                                        211           48,471,463                  13.08           7.818          354
Florida                                         302           41,696,714                  11.25           7.984          354
New Jersey                                      144           27,020,455                   7.29           8.374          353
Massachusetts                                    89           15,878,772                   4.29           8.047          354
Virginia                                         81           15,789,340                   4.26           7.858          355
Maryland                                        112           15,415,687                   4.16           8.082          354
Illinois                                        118           11,460,835                   3.09           8.403          352
Georgia                                         115            7,778,678                   2.10           8.934          346
Hawaii                                           34            7,496,602                   2.02           7.483          357
Connecticut                                      47            6,585,953                   1.78           7.900          353
Other                                           714           62,416,870                  16.85           8.407          350
Total:                                        2,446          370,503,684                 100.00           7.960          354


                                              Weighted        Weighted
                                              Average          Average       Weighted     Weighted
Geographical                                  Combined      Original LTV     Average       Average
Distribution                                Original LTV        w SS           FICO          DTI
--------------------------------------------------------------------------------------------------
California                                     82.14             87.06          621         43.69
New York                                       82.10             85.68          633         43.21
Florida                                        81.77             84.16          608         40.61
New Jersey                                     82.17             83.69          618         41.77
Massachusetts                                  81.94             84.51          622         44.12
Virginia                                       80.41             85.99          620         41.20
Maryland                                       85.36             86.09          601         43.75
Illinois                                       87.09             89.42          612         40.21
Georgia                                        86.70             89.86          595         37.38
Hawaii                                         83.99             94.28          663         41.01
Connecticut                                    81.09             82.71          618         45.64
Other                                          85.18             89.04          604         41.31
Total:                                         82.93             86.65          617         42.40

Number of States Represented: 42

Top



15. Occupancy

                                                                                    % of Mortgage        Weighted      Weighted
                                                                                     Loan Pool by        Average       Average
                                            Number of          Aggregate              Aggregate           Gross       Remaining
                                            Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Occupancy                                     Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
Primary                                      2,235             330,678,754               89.25            7.952          353
Investment                                     190              33,876,291                9.14            7.969          354
Second Home                                     21               5,948,640                1.61            8.341          354
Total:                                       2,446             370,503,684              100.00            7.960          354

Top



16. Property Types


                                             Weighted        Weighted
                                             Average          Average       Weighted     Weighted
Property                                     Combined      Original LTV     Average       Average
Types                                      Original LTV        w SS           FICO          DTI
-------------------------------------------------------------------------------------------------
Single Family Residence                       82.92           86.48            612         42.15
2-4 Family                                    82.10           87.08            636         44.11
Condo                                         84.75           87.57            635         41.43
Modular                                       75.00           75.00            517         49.85
Total:                                        82.93           86.65            617         42.40

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17. Loan Purpose

                                                                                    % of Mortgage        Weighted      Weighted
                                                                                     Loan Pool by        Average       Average
                                            Number of          Aggregate              Aggregate           Gross       Remaining
Loan                                        Mortgage         Cut-off Date            Cut-off Date        Interest        Term
Purpose                                       Loans        Principal Balance      Principal Balance        Rate        (months)
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           1,025           198,052,282               53.45             7.710          355
Purchase                                      1,411           170,077,750               45.90             8.253          352
Refinance - Rate Term                            10             2,373,652                0.64             7.844          353
Total:                                        2,446           370,503,684              100.00             7.960          354


                                             Weighted        Weighted
                                             Average          Average     Weighted     Weighted
Loan                                         Combined      Original LTV   Average       Average
Purpose                                    Original LTV        w SS         FICO          DTI
-----------------------------------------------------------------------------------------------
Refinance - Cashout                           78.56           80.50          597         42.68
Purchase                                      88.18           93.97          641         42.02
Refinance - Rate Term                         71.21           74.28          575         45.46
Total:                                        82.93           86.65          617         42.40


Top


18. Documentation Level

                                                                        % of Mortgage      Weighted      Weighted
                                                                         Loan Pool by       Average       Average        Weighted
                                Number of          Aggregate              Aggregate          Gross       Remaining       Average
Documentation                    Mortgage         Cut-off Date           Cut-off Date      Interest        Term          Combined
Level                             Loans        Principal Balance      Principal Balance      Rate        (months)      Original LTV
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 2,135            472,126,365              59.61           6.871         356            82.80
Stated Documentation               1,104            309,979,960              39.14           7.231         357            80.44
Easy Documentation                    38              9,879,616               1.25           6.993         357            82.60
Total:                             3,277            791,985,941             100.00           7.014         357            81.88


                                  Weighted
                                  Average        Weighted     Weighted
Documentation                   Original LTV     Average      Average
Level                               w SS           FICO         DTI
----------------------------------------------------------------------
Full Documentation                 91.68          627        41.63
Stated Documentation               90.66          650        43.41
Easy Documentation                 83.32          615        40.00
Total:                             91.18          636        42.30

Top



19. Original Prepayment Penalty Term (months)

                                                                      % of Mortgage        Weighted      Weighted
Original                                                               Loan Pool by         Average       Average        Weighted
Prepayment                    Number of          Aggregate              Aggregate            Gross       Remaining       Average
Penalty                        Mortgage         Cut-off Date           Cut-off Date        Interest        Term          Combined
Term (months)                   Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  696            156,300,804              19.74             7.295           357            82.27
12                                 435            119,032,795              15.03             7.126           357            81.17
24                               1,808            436,299,185              55.09             6.920           357            81.93
36                                 338             80,353,157              10.15             6.812           355            81.85
Total:                           3,277            791,985,941             100.00             7.014           357            81.88


Original                        Weighted
Prepayment                      Average        Weighted     Weighted
Penalty                       Original LTV     Average      Average
Term (months)                     w SS           FICO         DTI
--------------------------------------------------------------------
0                                  91.14          635        41.79
12                                 91.22          644        43.98
24                                 91.90          633        42.36
36                                 87.26          640        40.52
Total:                             91.18          636        42.30

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


Top


20. Lien Position

                                                                 % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by        Average       Average         Weighted
                         Number of          Aggregate              Aggregate           Gross       Remaining        Average
Lien                     Mortgage         Cut-off Date            Cut-off Date        Interest        Term          Combined
Position                   Loans        Principal Balance      Principal Balance        Rate        (months)      Original LTV
------------------------------------------------------------------------------------------------------------------------------
1st Lien                   1,205          306,637,199                  82.76           7.524          356            79.51
2nd Lien                   1,241           63,866,485                  17.24          10.050          340            99.32
Total:                     2,446          370,503,684                 100.00           7.960          354            82.93



                          Weighted
                           Average       Weighted     Weighted
Lien                    Original LTV     Average       Average
Position                    w SS           FICO          DTI
--------------------------------------------------------------
1st Lien                   84.00            610         42.37
2nd Lien                   99.32            651         42.52
Total:                     86.65            617         42.40

Top


21. FICO Score

                                                               % of Mortgage        Weighted      Weighted
                                                                Loan Pool by        Average       Average         Weighted
                         Number of          Aggregate            Aggregate           Gross       Remaining        Average
FICO                     Mortgage         Cut-off Date          Cut-off Date        Interest        Term          Combined
Score                      Loans        Principal Balance    Principal Balance        Rate        (months)      Original LTV
------------------------------------------------------------------------------------------------------------------------------
500 - 500                      3              508,349              0.14              8.072           357            58.77
501 - 520                     97           20,219,754              5.46              8.873           357            72.06
521 - 540                    141           30,970,164              8.36              8.286           357            76.63
541 - 560                    168           24,711,480              6.67              8.149           352            75.86
561 - 580                    207           23,260,050              6.28              8.203           347            76.63
581 - 600                    319           41,480,748             11.20              7.939           352            81.92
601 - 620                    304           52,875,554             14.27              7.596           354            84.13
621 - 640                    371           51,127,718             13.80              8.000           352            85.21
641 - 660                    289           39,296,416             10.61              7.780           354            87.35
661 - 680                    235           34,325,950              9.26              7.957           354            88.63
681 - 700                    117           16,657,523              4.50              7.906           356            87.34
701 - 720                     88           16,716,217              4.51              7.326           354            87.06
721 - 740                     39            5,884,904              1.59              7.924           351            90.50
741 - 760                     40            7,331,631              1.98              8.010           356            88.12
761 - 780                     17            3,265,067              0.88              7.548           355            84.15
781 - 800                      8            1,219,215              0.33              7.452           354            87.74
801 >=                         3              652,944              0.18              7.348           357            90.72
Total:                     2,446          370,503,684            100.00              7.960           354            82.93


                          Weighted
                           Average       Weighted     Weighted
FICO                    Original LTV     Average       Average
Score                       w SS           FICO          DTI
--------------------------------------------------------------
500 - 500                   58.77          500         45.09
501 - 520                   72.54          512         43.27
521 - 540                   77.54          531         44.03
541 - 560                   77.17          550         43.47
561 - 580                   79.47          570         41.87
581 - 600                   86.22          591         42.79
601 - 620                   87.84          610         40.98
621 - 640                   89.21          631         41.77
641 - 660                   90.71          650         41.93
661 - 680                   94.01          670         42.91
681 - 700                   93.77          689         42.35
701 - 720                   94.86          710         42.48
721 - 740                   93.42          731         40.70
741 - 760                   96.54          748         42.95
761 - 780                   87.77          770         43.00
781 - 800                  100.00          787         45.45
801 >=                      95.36          808         52.22
Total:                      86.65          617         42.40

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached files or obtained from the model relating to the securities (the Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ( Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions(parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL GRAPHIC]

SABR 2005-FR5
                 B1  ~   AFC @ 20%

Period     Date      with CAP   without CAP
------   ---------   --------   -----------
0        3-Nov-05           0             0
1        25-Nov-05      21.25         21.25
2        25-Dec-05      21.25         21.25
3        25-Jan-06      21.25         21.25
4        25-Feb-06      21.25         21.25
5        25-Mar-06      21.25         21.25
6        25-Apr-06      21.25         21.25
7        25-May-06      21.25         21.25
8        25-Jun-06      21.25         21.25
9        25-Jul-06      21.25         21.25
10       25-Aug-06      21.25         21.25
11       25-Sep-06      21.25         21.25
12       25-Oct-06      21.25         21.25
13       25-Nov-06      21.25          5.94
14       25-Dec-06      21.25          6.14
15       25-Jan-07      10.00          5.94
16       25-Feb-07      10.00          5.94
17       25-Mar-07      10.00          6.58
18       25-Apr-07      10.00          5.94
19       25-May-07      10.00          6.14
20       25-Jun-07      10.00          5.94
21       25-Jul-07      10.00          6.15
22       25-Aug-07      10.00          7.52
23       25-Sep-07      10.00          7.52
24       25-Oct-07      10.00          7.77
25       25-Nov-07      10.00          7.52
26       25-Dec-07      10.00          7.77
27       25-Jan-08      10.00          7.52
28       25-Feb-08      10.00          8.68
29       25-Mar-08      10.00          9.28
30       25-Apr-08      10.00          8.68
31       25-May-08      10.00          8.97
32       25-Jun-08      10.00          8.68
33       25-Jul-08      10.00          8.98
34       25-Aug-08      10.00          9.89
35       25-Sep-08      10.00          9.89
36       25-Oct-08      10.22         10.22
37       25-Nov-08      10.00          9.89
38       25-Dec-08      10.22         10.22
39       25-Jan-09      10.00          9.89
40       25-Feb-09      10.70         10.70
41       25-Mar-09      11.84         11.84
42       25-Apr-09      10.69         10.69
43       25-May-09      11.05         11.05
44       25-Jun-09      10.69         10.69
45       25-Jul-09      11.05         11.05
46       25-Aug-09      10.73         10.73
47       25-Sep-09      10.73         10.73
48       25-Oct-09      11.08         11.08
49       25-Nov-09      10.72         10.72
50       25-Dec-09      11.08         11.08
51       25-Jan-10      10.72         10.72
52       25-Feb-10      10.75         10.75
53       25-Mar-10      11.90         11.90
54       25-Apr-10      10.75         10.75
55       25-May-10      11.10         11.10
56       25-Jun-10      10.74         10.74
57       25-Jul-10      11.10         11.10
58       25-Aug-10      10.76         10.76
59       25-Sep-10      10.76         10.76
60       25-Oct-10      11.11         11.11
61       25-Nov-10      10.76         10.76
62       25-Dec-10      11.11         11.11
63       25-Jan-11      10.75         10.75
64       25-Feb-11      10.76         10.76
65       25-Mar-11      11.92         11.92
66       25-Apr-11      10.76         10.76
67       25-May-11      11.12         11.12
68       25-Jun-11      10.76         10.76
69       25-Jul-11      11.12         11.12
70       25-Aug-11      10.77         10.77
71       25-Sep-11      10.77         10.77
72       25-Oct-11      11.13         11.13
73       25-Nov-11      10.77         10.77
74       25-Dec-11      11.13         11.13
75       25-Jan-12      10.77         10.77
76       25-Feb-12      10.77         10.77
77       25-Mar-12      11.52         11.52
78       25-Apr-12      10.77         10.77
79       25-May-12      11.13         11.13
80       25-Jun-12      10.77         10.77
81       25-Jul-12      11.13         11.13
82       25-Aug-12      10.77         10.77
83       25-Sep-12      10.77         10.77
84       25-Oct-12      11.13         11.13
85       25-Nov-12      10.77         10.77
86       25-Dec-12      11.12         11.12
87       25-Jan-13      10.76         10.76
88       25-Feb-13      10.76         10.76
89       25-Mar-13      11.92         11.92
90       25-Apr-13      10.76         10.76
91       25-May-13      11.12         11.12
92       25-Jun-13      10.76         10.76
93       25-Jul-13      11.12         11.12
94       25-Aug-13      10.76         10.76
95       25-Sep-13      10.76         10.76
96       25-Oct-13      11.11         11.11
                        10.75         10.75
                        11.11         11.11
                        10.75         10.75
                        10.75         10.75
                        11.90         11.90
                        10.75         10.75
                        11.11         11.11
                        10.75         10.75
                        11.11         11.11
                        10.75         10.75
                        10.75         10.75
                        11.10         11.10
                        10.74         10.74
                        11.10         11.10
                        10.74         10.74
                        10.74         10.74
                        11.89         11.89
                        10.74         10.74
                        11.10         11.10
                        10.74         10.74
                        11.10         11.10
                        10.74         10.74
                        10.74         10.74
                        11.09         11.09
                        10.74         10.74
                        11.09         11.09
                        10.73         10.73
                        10.73         10.73
                        11.47         11.47
                        10.73         10.73
                        11.09         11.09
                        10.73         10.73
                        11.09         11.09
                        10.73         10.73
                        10.73         10.73
                        11.08         11.08
                        10.73         10.73
                        11.08         11.08
                        10.73         10.73
                                      10.72
                                      11.87
                                      10.72
                                      11.08
                                      10.72
                                      11.08
                                      10.72
                                      10.72
                                      11.08
                                      10.72
                                      11.08
                                      10.72
                                      10.72
                                      11.86
                                      10.72
                                      11.07
                                      10.71
                                      11.07
                                      10.71
                                      10.71
                                      11.07
                                      10.71
                                      11.07
                                      10.71
                                      10.71
                                      11.86
                                      10.71
                                      11.07
                                      10.71
                                      11.07
                                      10.71
                                      10.71
                                      11.06
                                      10.71
                                      11.06
                                      10.71
                                      10.71
                                      11.44
                                      10.70
                                      11.06
                                      10.70
                                      11.06


** Fwd LIBORs used in stress runs for SABR-05FR5

Period      Date      LIBOR_1MO   LIBOR_6MO
------   ----------   --------   -----------
0        3-Nov-05
1        25-Nov-05       4.000         4.360
2        25-Dec-05       4.139         4.465
3        25-Jan-06       4.343         4.544
4        25-Feb-06       4.407         4.597
5        25-Mar-06       4.478         4.645
6        25-Apr-06       4.548         4.677
7        25-May-06       4.602         4.701
8        25-Jun-06       4.636         4.717
9        25-Jul-06       4.652         4.726
10       25-Aug-06       4.667         4.739
11       25-Sep-06       4.680         4.742
12       25-Oct-06       4.690         4.741
13       25-Nov-06       4.697         4.739
14       25-Dec-06       4.695         4.735
15       25-Jan-07       4.724         4.733
16       25-Feb-07       4.684         4.725
17       25-Mar-07       4.678         4.726
18       25-Apr-07       4.676         4.729
19       25-May-07       4.676         4.732
20       25-Jun-07       4.678         4.737
21       25-Jul-07       4.682         4.742
22       25-Aug-07       4.688         4.749
23       25-Sep-07       4.692         4.754
24       25-Oct-07       4.696         4.760
25       25-Nov-07       4.702         4.767
26       25-Dec-07       4.708         4.773
27       25-Jan-08       4.717         4.780
28       25-Feb-08       4.724         4.787
29       25-Mar-08       4.729         4.793
30       25-Apr-08       4.737         4.800
31       25-May-08       4.743         4.886
32       25-Jun-08       4.749         4.919
33       25-Jul-08       4.756         4.897
34       25-Aug-08       4.761         4.930
35       25-Sep-08       4.766         4.935
36       25-Oct-08       4.772         4.859
37       25-Nov-08       4.936         4.891
38       25-Dec-08       4.781         4.869
39       25-Jan-09       4.941         4.902
40       25-Feb-09       4.952         4.881
41       25-Mar-09       4.476         4.886
42       25-Apr-09       4.957         4.973
43       25-May-09       4.807         4.952
44       25-Jun-09       4.974         4.986
45       25-Jul-09       4.819         4.964
46       25-Aug-09       4.985         4.998
47       25-Sep-09       4.982         5.004
48       25-Oct-09       4.836         4.927
49       25-Nov-09       5.003         4.960
50       25-Dec-09       4.848         4.938
51       25-Jan-10       5.016         4.971
52       25-Feb-10       5.021         4.949
53       25-Mar-10       4.539         4.954
54       25-Apr-10       5.031         5.042
55       25-May-10       4.874         5.019
56       25-Jun-10       5.032         5.052
57       25-Jul-10       4.884         5.029
58       25-Aug-10       5.052         5.061
59       25-Sep-10       5.051         5.064
60       25-Oct-10       4.897         4.986
61       25-Nov-10       5.065         5.017
62       25-Dec-10       4.906         4.993
63       25-Jan-11       5.073         5.025
64       25-Feb-11       5.064         5.000
65       25-Mar-11       4.588         5.004
66       25-Apr-11       5.084         5.090
67       25-May-11       4.923         5.065
68       25-Jun-11       5.086         5.096
69       25-Jul-11       4.929         5.071
70       25-Aug-11       5.096         5.101
71       25-Sep-11       5.099         5.104
72       25-Oct-11       4.937         5.051
73       25-Nov-11       5.095         5.082
74       25-Dec-11       4.942         5.058
75       25-Jan-12       5.110         5.090
76       25-Feb-12       5.104         5.067
77       25-Mar-12       4.787         5.072
78       25-Apr-12       5.121         5.133
79       25-May-12       4.961         5.110
80       25-Jun-12       5.131         5.145
81       25-Jul-12       4.970         5.123
82       25-Aug-12       5.137         5.157
83       25-Sep-12       5.149         5.165
84       25-Oct-12       4.988         5.085
85       25-Nov-12       5.162         5.120
86       25-Dec-12       5.002         5.099
87       25-Jan-13       5.162         5.133
88       25-Feb-13       5.183         5.111
89       25-Mar-13       4.685         5.117
90       25-Apr-13       5.194         5.208
91       25-May-13       5.033         5.185
92       25-Jun-13       5.206         5.220
93       25-Jul-13       5.043         5.197
94       25-Aug-13       5.218         5.230
95       25-Sep-13       5.223         5.236
96       25-Oct-13       5.060         5.155

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Product                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Types                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR
 /5 Year Interest Only             885         260,521,716               95.61      6.501         357          81.49          96.23
ARM - 3 Year/6 Month LIBOR
 /5 Year Interest Only              42          11,974,003                4.39      6.392         357          79.73          89.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Product                      Average    Average
Types                          FICO       DTI
------------------------------------------------
ARM - 2 Year/6 Month LIBOR
 /5 Year Interest Only            649      42.30
ARM - 3 Year/6 Month LIBOR
 /5 Year Interest Only            670      39.86
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


3. Range of Gross Interest Rates (%)

                                                               % of Mortgage     Weighted   Weighted
Range of                                                       Loan Pool by      Average     Average      Weighted       Weighted
Gross                        Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Interest                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    198          67,390,125               24.73      5.756         357          79.90          94.43
6.000% - 6.999%                    529         154,026,447               56.52      6.493         357          81.12          96.13
7.000% - 7.999%                    175          46,640,265               17.12      7.411         357          83.57          97.08
8.000% - 8.999%                     24           4,379,383                1.61      8.220         357          91.77          99.14
9.000% - 9.999%                      1              59,500                0.02      9.500         356         100.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range of
Gross                        Weighted   Weighted
Interest                     Average    Average
Rates (%)                      FICO       DTI
------------------------------------------------
5.000% - 5.999%                   663      42.25
6.000% - 6.999%                   649      42.19
7.000% - 7.999%                   635      42.14
8.000% - 8.999%                   632      41.78
9.000% - 9.999%                   655      50.00
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

                                                               % of Mortgage     Weighted   Weighted
Range of                                                       Loan Pool by      Average     Average      Weighted       Weighted
Cut-off                      Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Date Principal               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Balances ($)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                    2             119,500                0.04      8.872         356         100.00         100.00
$75,001 - $100,000                  23           1,986,491                0.73      7.150         357          82.07          98.87
$100,001 - $125,000                 70           7,825,440                2.87      7.020         357          81.42          97.37
$125,001 - $150,000                 66           9,152,915                3.36      6.836         357          80.11          97.12
$150,001 - $175,000                 80          12,907,035                4.74      6.599         357          81.52          96.41
$175,001 - $200,000                 78          14,684,899                5.39      6.543         357          81.25          98.51
$200,001 - $225,000                 68          14,462,009                5.31      6.496         357          81.84          97.78
$225,001 - $250,000                 59          13,999,742                5.14      6.407         357          81.26          97.08
$250,001 - $275,000                 53          13,960,439                5.12      6.494         357          81.66          95.83
$275,001 - $300,000                 61          17,514,829                6.43      6.456         357          82.12          94.94
$300,001 - $325,000                 46          14,389,996                5.28      6.553         357          82.60          94.70
$325,001 - $350,000                 41          13,823,538                5.07      6.356         357          81.89          95.18
$350,001 - $375,000                 40          14,491,506                5.32      6.440         357          81.93          93.80
$375,001 - $400,000                 34          13,147,434                4.82      6.317         357          81.11          95.61
$400,001 - $425,000                 24           9,937,344                3.65      6.478         357          82.16          97.12
$425,001 - $450,000                 28          12,282,991                4.51      6.049         357          81.25          94.81
$450,001 - $475,000                 20           9,229,278                3.39      6.743         357          80.90          97.15
$475,001 - $500,000                 24          11,657,760                4.28      6.296         357          81.15          95.28
$500,001 - $750,000                106          63,737,822               23.39      6.541         357          81.09          96.29
$750,001 - $1,000,000                4           3,184,750                1.17      5.965         357          76.82          76.82
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range of
Cut-off                      Weighted   Weighted
Date Principal               Average    Average
Balances ($)                   FICO       DTI
------------------------------------------------
$50,001 - $75,000                 639      49.05
$75,001 - $100,000                629      41.04
$100,001 - $125,000               628      42.43
$125,001 - $150,000               640      43.26
$150,001 - $175,000               628      42.75
$175,001 - $200,000               645      41.59
$200,001 - $225,000               642      42.60
$225,001 - $250,000               646      42.92
$250,001 - $275,000               659      40.13
$275,001 - $300,000               646      42.22
$300,001 - $325,000               637      43.00
$325,001 - $350,000               652      42.55
$350,001 - $375,000               645      41.60
$375,001 - $400,000               654      41.73
$400,001 - $425,000               649      43.08
$425,001 - $450,000               665      42.58
$450,001 - $475,000               655      45.06
$475,001 - $500,000               661      40.96
$500,001 - $750,000               658      42.27
$750,001 - $1,000,000             664      33.13
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
Original                     Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Terms                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
(month)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
359                                  2             848,300                0.31      6.169         355          79.80          93.00
360                                925         271,647,419               99.69      6.497         357          81.42          95.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




Original                     Weighted   Weighted
Terms                        Average    Average
(month)                        FICO       DTI
------------------------------------------------
359                               645      47.34
360                               650      42.18
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

                                                               % of Mortgage     Weighted   Weighted
Range of                                                       Loan Pool by      Average     Average      Weighted       Weighted
Remaining                    Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Terms                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
(month)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                          927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range of
Remaining                    Weighted   Weighted
Terms                        Average    Average
(month)                        FICO       DTI
------------------------------------------------
301 - 360                         650      42.19
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

                                                               % of Mortgage     Weighted   Weighted
Range of                                                       Loan Pool by      Average     Average      Weighted       Weighted
Combined                     Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Original                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
LTV Ratios (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                      1             165,000                0.06      5.500         357          50.00          50.00
50.01% - 55.00%                      2             288,288                0.11      5.442         357          52.95          52.95
55.01% - 60.00%                      1             116,000                0.04      6.750         357          58.00          58.00
60.01% - 65.00%                      4           1,328,999                0.49      7.228         356          62.33          71.20
65.01% - 70.00%                      5           1,461,599                0.54      6.180         357          70.00          70.00
70.01% - 75.00%                     16           6,681,655                2.45      5.955         357          74.14          75.75
75.01% - 80.00%                    703         207,569,682               76.17      6.429         357          79.95          98.07
80.01% - 85.00%                     72          20,144,623                7.39      6.517         357          84.26          88.02
85.01% - 90.00%                     91          25,638,493                9.41      6.801         357          89.37          92.97
90.01% - 95.00%                     11           3,743,401                1.37      7.107         357          94.83          94.83
95.01% - 100.00%                    21           5,357,979                1.97      7.791         357         100.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range of
Combined                     Weighted   Weighted
Original                     Average    Average
LTV Ratios (%)                 FICO       DTI
------------------------------------------------
45.01% - 50.00%                   688      44.98
50.01% - 55.00%                   669      30.98
55.01% - 60.00%                   579      34.14
60.01% - 65.00%                   665      31.28
65.01% - 70.00%                   615      45.38
70.01% - 75.00%                   650      36.05
75.01% - 80.00%                   654      42.21
80.01% - 85.00%                   628      41.41
85.01% - 90.00%                   632      44.71
90.01% - 95.00%                   627      45.49
95.01% - 100.00%                  655      40.38
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

                                                               % of Mortgage     Weighted   Weighted
Range                                                          Loan Pool by      Average     Average      Weighted       Weighted
of                           Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Gross                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Margins (%)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                      1             301,500                0.11      6.950         357          90.00          90.00
4.001% - 4.500%                      4           1,208,560                0.44      5.175         357          77.00          91.00
4.501% - 5.000%                     59          19,679,495                7.22      5.498         357          79.51          94.03
5.001% - 5.500%                    207          69,778,106               25.61      5.951         357          80.38          95.69
5.501% - 6.000%                    294          85,806,843               31.49      6.417         357          80.96          95.45
6.001% - 6.500%                    203          55,871,070               20.50      6.902         357          81.83          96.81
6.501% - 7.000%                    159          39,850,145               14.62      7.581         357          84.64          97.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------


Range
of                           Weighted   Weighted
Gross                        Average    Average
Margins (%)                    FICO       DTI
------------------------------------------------
1.000% - 3.500%                   648      41.25
4.001% - 4.500%                   691      43.78
4.501% - 5.000%                   668      42.91
5.001% - 5.500%                   659      42.05
5.501% - 6.000%                   646      42.44
6.001% - 6.500%                   646      41.76
6.501% - 7.000%                   637      42.11
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

Range                                                          % of Mortgage     Weighted   Weighted
of                                                             Loan Pool by      Average     Average      Weighted       Weighted
Minimum                      Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Mortgage                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                     38          11,861,396                4.35      5.381         357          78.64          91.06
5.501% - 6.000%                    180          61,500,578               22.57      5.851         357          80.25          95.42
6.001% - 6.500%                    293          88,773,782               32.58      6.328         357          80.92          96.00
6.501% - 7.000%                    227          62,077,164               22.78      6.798         357          81.36          96.31
7.001% - 7.500%                    108          28,563,892               10.48      7.269         357          83.73          97.19
7.501% - 8.000%                     60          16,341,673                6.00      7.767         357          84.22          96.58
8.001% - 8.500%                     17           2,946,735                1.08      8.230         357          92.00          98.72
8.501% - 9.000%                      3             371,000                0.14      8.774         357         100.00         100.00
9.001% - 9.500%                      1              59,500                0.02      9.500         356         100.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range
of
Minimum                      Weighted   Weighted
Mortgage                     Average    Average
Rates (%)                      FICO       DTI
------------------------------------------------
5.001% - 5.500%                   674      42.25
5.501% - 6.000%                   659      42.31
6.001% - 6.500%                   649      42.56
6.501% - 7.000%                   648      41.35
7.001% - 7.500%                   636      42.59
7.501% - 8.000%                   635      41.91
8.001% - 8.500%                   622      44.31
8.501% - 9.000%                   664      38.09
9.001% - 9.500%                   655      50.00
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

Range                                                          % of Mortgage     Weighted   Weighted
of                                                             Loan Pool by      Average     Average      Weighted       Weighted
Maximum                      Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Mortgage                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                   38          11,861,396                4.35      5.381         357          78.64          91.06
11.501% - 12.000%                  175          59,090,978               21.69      5.856         357          80.14          95.44
12.001% - 12.500%                  291          87,900,590               32.26      6.330         357          80.95          96.01
12.501% - 13.000%                  227          62,812,464               23.05      6.759         357          81.37          96.26
13.001% - 13.500%                  107          28,309,374               10.39      7.234         357          83.32          97.02
13.501% - 14.000%                   65          18,015,973                6.61      7.672         357          84.17          96.55
14.001% - 14.500%                   20           4,074,445                1.50      7.962         357          91.29          99.08
14.501% - 15.000%                    3             371,000                0.14      8.774         357         100.00         100.00
15.001% - 15.500%                    1              59,500                0.02      9.500         356         100.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------



Range
of
Maximum                      Weighted   Weighted
Mortgage                     Average    Average
Rates (%)                      FICO       DTI
------------------------------------------------
11.001% - 11.500%                 674      42.25
11.501% - 12.000%                 659      42.74
12.001% - 12.500%                 649      42.50
12.501% - 13.000%                 649      40.82
13.001% - 13.500%                 634      42.56
13.501% - 14.000%                 638      42.44
14.001% - 14.500%                 634      45.22
14.501% - 15.000%                 664      38.09
15.001% - 15.500%                 655      50.00
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Initial Cap (%)                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
2.00%                              912         266,410,917               97.77      6.499         357          81.36          95.91
3.00%                               15           6,084,802                2.23      6.354         355          83.69          96.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
                             Average    Average
Initial Cap (%)                FICO       DTI
------------------------------------------------
2.00%                             650      42.21
3.00%                             658      41.45
------------------------------------------------
Total:                            650      42.19
------------------------------------------------

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Periodic                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Cap (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                              927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Periodic                     Average    Average
Cap (%)                        FICO       DTI
------------------------------------------------
1.50%                             650      42.19
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

                                                               % of Mortgage     Weighted   Weighted
Next                                                           Loan Pool by      Average     Average      Weighted       Weighted
Rate                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Adjustment                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Date                           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
Apr-07                               1             273,200                0.10      6.990         354          80.00         100.00
May-07                               7           2,832,102                1.04      6.301         355          88.00          94.24
Jun-07                             135          40,627,799               14.91      6.466         356          80.71          95.92
Jul-07                             742         216,788,616               79.56      6.509         357          81.55          96.32
May-08                               2             305,100                0.11      6.964         354          85.52          94.48
Jun-08                               6           1,950,345                0.72      7.004         356          74.78          88.73
Jul-08                              34           9,718,558                3.57      6.251         357          80.55          88.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12



Next
Rate                         Weighted   Weighted
Adjustment                   Average    Average
Date                           FICO       DTI
------------------------------------------------
Apr-07                            656      48.63
May-07                            633      43.10
Jun-07                            654      42.28
Jul-07                            648      42.29
May-08                            703      38.66
Jun-08                            702      38.94
Jul-08                            662      40.08
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Geographical                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Distribution                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
California                         347         132,719,045               48.71      6.352         357          80.64          95.39
Florida                             91          21,563,743                7.91      6.653         357          82.37          95.33
New York                            37          14,309,253                5.25      6.481         357          80.88          93.43
Maryland                            52          13,697,352                5.03      6.492         357          83.40          97.33
Virginia                            32          10,543,822                3.87      6.552         357          82.03          96.95
New Jersey                          35           9,464,497                3.47      6.967         357          86.60          96.25
Massachusetts                       29           8,350,570                3.06      6.574         357          81.93          97.39
Colorado                            41           7,521,668                2.76      6.523         357          80.25          99.75
Hawaii                              18           7,127,817                2.62      6.225         357          80.77          98.78
Georgia                             41           6,807,932                2.50      6.861         357          82.07          98.21
Nevada                              23           5,902,425                2.17      6.737         357          81.50          95.87
Other                              181          34,487,595               12.66      6.733         357          81.73          96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Geographical                 Average    Average
Distribution                   FICO       DTI
------------------------------------------------
California                        653      42.51
Florida                           646      40.13
New York                          654      43.28
Maryland                          639      41.71
Virginia                          667      42.28
New Jersey                        641      41.48
Massachusetts                     664      43.96
Colorado                          644      43.85
Hawaii                            678      40.87
Georgia                           637      42.09
Nevada                            639      39.97
Other                             637      42.07
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Number of States Represented: 37


15. Occupancy

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Occupancy                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
Primary                            926         272,196,318               99.89      6.497         357          81.40          95.92
Second Home                          1             299,401                0.11      5.900         357          90.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
                             Average    Average
Occupancy                      FICO       DTI
------------------------------------------------
Primary                           650      42.19
Second Home                       790      48.85
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


16. Property Types

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Property                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Types                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            807         237,644,415               87.21      6.484         357          81.34          95.75
Condo                               81          20,058,030                7.36      6.529         357          82.07          97.24
2-4 Family                          39          14,793,274                5.43      6.642         357          81.64          96.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Property                     Average    Average
Types                          FICO       DTI
------------------------------------------------
Single Family Residence           649      41.92
Condo                             648      44.18
2-4 Family                        666      43.94
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


17. Loan Purpose

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Loan                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Purpose                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                           659         192,943,557               70.81      6.515         357          80.89          98.41
Refinance - Cashout                264          78,278,851               28.73      6.438         357          82.63          89.73
Refinance - Rate Term                4           1,273,311                0.47      7.260         357          86.45         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Loan                         Average    Average
Purpose                        FICO       DTI
------------------------------------------------
Purchase                          656      42.16
Refinance - Cashout               634      42.16
Refinance - Rate Term             608      48.46
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


18. Documentation Level

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Documentation                Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Level                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 806         221,383,446               81.24      6.400         357          81.65          95.73
Stated Documentation               111          47,562,205               17.45      6.900         357          79.45          97.02
Easy Documentation                  10           3,550,069                1.30      7.092         357          92.83          92.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Documentation                Average    Average
Level                          FICO       DTI
------------------------------------------------
Full Documentation                643      42.30
Stated Documentation              681      41.99
Easy Documentation                650      38.52
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


19. Original Prepayment Penalty Term (months)

                                                               % of Mortgage     Weighted   Weighted
Original                                                       Loan Pool by      Average     Average      Weighted       Weighted
Prepayment                   Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Penalty                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Term (months)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
0                                  138          34,203,385               12.55      6.913         357          82.50          96.93
12                                  71          26,245,630                9.63      6.691         357          81.21          96.17
24                                 642         192,481,721               70.64      6.428         357          81.17          96.09
36                                  76          19,564,984                7.18      6.177         357          82.19          92.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------


Original
Prepayment                   Weighted   Weighted
Penalty                      Average    Average
Term (months)                  FICO       DTI
------------------------------------------------
0                                 648      41.51
12                                659      42.63
24                                650      42.26
36                                643      42.13
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Lien                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Position                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                           927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
Lien                         Average    Average
Position                       FICO       DTI
------------------------------------------------
1st Lien                          650      42.19
------------------------------------------------
Total:                            650      42.19
------------------------------------------------


21. FICO Score

                                                               % of Mortgage     Weighted   Weighted
                                                               Loan Pool by      Average     Average      Weighted       Weighted
                             Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
FICO                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Score                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                           15           2,932,279                1.08      6.983         357          80.36          96.97
581 - 600                          176          42,382,257               15.55      6.730         357          81.94          95.67
601 - 620                          135          36,177,538               13.28      6.663         357          82.39          93.97
621 - 640                          135          39,911,710               14.65      6.419         357          82.13          94.32
641 - 660                          145          44,639,148               16.38      6.357         357          81.42          95.58
661 - 680                          113          41,479,033               15.22      6.573         357          81.03          97.48
681 - 700                           89          25,537,755                9.37      6.354         357          79.59          96.61
701 - 720                           56          20,411,967                7.49      6.279         357          80.77          98.37
721 - 740                           26           7,899,091                2.90      6.351         357          80.86          96.31
741 - 760                           18           5,632,183                2.07      6.304         357          80.68          95.85
761 - 780                           12           3,925,613                1.44      6.245         357          81.31         100.00
781 - 800                            6           1,347,145                0.49      6.567         357          82.22         100.00
801 >=                               1             220,000                0.08      5.850         357          80.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             927         272,495,719              100.00      6.496         357          81.41          95.92
-----------------------------------------------------------------------------------------------------------------------------------




                             Weighted   Weighted
FICO                         Average    Average
Score                          FICO       DTI
------------------------------------------------
561 - 580                         578      38.19
581 - 600                         591      42.72
601 - 620                         610      41.71
621 - 640                         630      43.46
641 - 660                         650      42.36
661 - 680                         669      41.18
681 - 700                         689      41.65
701 - 720                         709      42.33
721 - 740                         730      45.06
741 - 760                         750      37.99
761 - 780                         768      44.81
781 - 800                         793      36.00
801 >=                            813      45.24
------------------------------------------------
Total:                            650      42.19
------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAY CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached files or obtained from the model relating to the securities (the Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ( Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions(parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR-2005FR5           50% PPC on FRM, 125% PPC on ARMS - AFC, FWD-LIBOR + 200

Period     Date      M-1
Total
------   ---------   ----

  0      3-Nov-05
  1      25-Nov-05   6.46
  2      25-Dec-05   6.60
  3      25-Jan-06   6.80
  4      25-Feb-06   6.87
  5      25-Mar-06   6.94
  6      25-Apr-06   7.01
  7      25-May-06   7.06
  8      25-Jun-06   7.10
  9      25-Jul-06   7.11
 10      25-Aug-06   7.13
 11      25-Sep-06   7.14
 12      25-Oct-06   7.15
 13      25-Nov-06   7.16
 14      25-Dec-06   7.15
 15      25-Jan-07   7.18
 16      25-Feb-07   7.14
 17      25-Mar-07   7.14
 18      25-Apr-07   7.14
 19      25-May-07   7.14
 20      25-Jun-07   7.14
 21      25-Jul-07   7.14
 22      25-Aug-07   7.15
 23      25-Sep-07   7.15
 24      25-Oct-07   7.16
 25      25-Nov-07   7.16
 26      25-Dec-07   7.17
 27      25-Jan-08   7.18
 28      25-Feb-08   7.18
 29      25-Mar-08   7.19
 30      25-Apr-08   7.20
 31      25-May-08   7.20
 32      25-Jun-08   7.21
 33      25-Jul-08   7.22
 34      25-Aug-08   7.22
 35      25-Sep-08   7.23
 36      25-Oct-08   7.23
 37      25-Nov-08   7.40
 38      25-Dec-08   7.24
 39      25-Jan-09   7.40
 40      25-Feb-09   7.41
 41      25-Mar-09   6.94
 42      25-Apr-09   7.42
 43      25-May-09   7.27
 44      25-Jun-09   7.43
 45      25-Jul-09   7.28
 46      25-Aug-09   7.44
 47      25-Sep-09   7.44
 48      25-Oct-09   7.30
 49      25-Nov-09   7.46
 50      25-Dec-09   7.31
 51      25-Jan-10   7.48
 52      25-Feb-10   7.48
 53      25-Mar-10   7.00
 54      25-Apr-10   7.49
 55      25-May-10   7.33
 56      25-Jun-10   7.49
 57      25-Jul-10   7.34
 58      25-Aug-10   7.51
 59      25-Sep-10   7.51
 60      25-Oct-10   7.36
 61      25-Nov-10   7.53
 62      25-Dec-10   7.37
 63      25-Jan-11   7.53
 64      25-Feb-11   7.52
 65      25-Mar-11   7.05
 66      25-Apr-11   7.54
 67      25-May-11   7.38
 68      25-Jun-11   7.55
 69      25-Jul-11   7.39
 70      25-Aug-11   7.56
 71      25-Sep-11   7.56
 72      25-Oct-11   7.40
 73      25-Nov-11   7.55
 74      25-Dec-11   7.40
 75      25-Jan-12   7.57
 76      25-Feb-12   7.56
 77      25-Mar-12   7.25
 78      25-Apr-12   7.58
 79      25-May-12   7.42
 80      25-Jun-12   7.59
 81      25-Jul-12   7.43
 82      25-Aug-12   7.60
 83      25-Sep-12   7.61
 84      25-Oct-12   7.45
 85      25-Nov-12   7.62
 86      25-Dec-12   7.46
 87      25-Jan-13   7.62
 88      25-Feb-13   7.64
 89      25-Mar-13   7.14
 90      25-Apr-13   7.65
 91      25-May-13   7.49
 92      25-Jun-13   7.67
 93      25-Jul-13   7.73
 94      25-Aug-13   7.91
 95      25-Sep-13   7.91
 96      25-Oct-13   7.75
 97      25-Nov-13   7.92
 98      25-Dec-13   7.76
 99      25-Jan-14   7.93
100      25-Feb-14   7.94
101      25-Mar-14   7.43
102      25-Apr-14   7.94
103      25-May-14   7.79
104      25-Jun-14   7.96
105      25-Jul-14   7.80
106      25-Aug-14   7.97
107      25-Sep-14   7.98
108      25-Oct-14   7.81
109      25-Nov-14   7.99
110      25-Dec-14   7.83
111      25-Jan-15   8.00
112      25-Feb-15   8.01
113      25-Mar-15   7.50
114      25-Apr-15   8.02
115      25-May-15   7.85
116      25-Jun-15   8.03
117      25-Jul-15   7.86
118      25-Aug-15   8.04
119      25-Sep-15   8.04
120      25-Oct-15   7.88
121      25-Nov-15   8.06
122      25-Dec-15   7.89
123      25-Jan-16   8.07
124      25-Feb-16   8.08
125      25-Mar-16   7.75
126      25-Apr-16   8.09
127      25-May-16   7.92
128      25-Jun-16   8.09
129      25-Jul-16   7.93
130      25-Aug-16   8.11
131      25-Sep-16   8.12
132      25-Oct-16   7.94
133      25-Nov-16   8.11
134      25-Dec-16   7.95
135      25-Jan-17   8.13
136      25-Feb-17   8.13
137      25-Mar-17   7.61
138      25-Apr-17   8.14
139      25-May-17   7.97
140      25-Jun-17   8.15
141      25-Jul-17   7.98
142      25-Aug-17   8.15
143      25-Sep-17   8.16
144      25-Oct-17   7.99
145      25-Nov-17   8.16
146      25-Dec-17   7.99
147      25-Jan-18   8.17
148      25-Feb-18   8.17
149      25-Mar-18   7.65
150      25-Apr-18   8.18
151      25-May-18   8.01
152      25-Jun-18   8.19
153      25-Jul-18   8.01
154      25-Aug-18   8.19
155      25-Sep-18   8.20
156      25-Oct-18   8.02
157      25-Nov-18   8.20
158      25-Dec-18   8.02
159      25-Jan-19   8.19
160      25-Feb-19   8.21
161      25-Mar-19   7.67
162      25-Apr-19   8.19
163      25-May-19   8.03
164      25-Jun-19   8.21
165      25-Jul-19   8.04
166      25-Aug-19   8.22
167      25-Sep-19   8.22
168      25-Oct-19   8.04
169      25-Nov-19   8.22
170      25-Dec-19   8.04
171      25-Jan-20   8.21
172      25-Feb-20   8.22
173      25-Mar-20   7.87
174      25-Apr-20   8.22
175      25-May-20   8.05
176      25-Jun-20   8.23
177      25-Jul-20   8.05
178      25-Aug-20   8.23
179      25-Sep-20   8.22
180      25-Oct-20   8.05
181      25-Nov-20   8.23
182      25-Dec-20   8.05
183      25-Jan-21   8.23
184      25-Feb-21   8.23
185      25-Mar-21   7.69
186      25-Apr-21   8.23
187      25-May-21   8.05
188      25-Jun-21   8.22
189      25-Jul-21   8.05
190      25-Aug-21   8.23
191      25-Sep-21   8.23
192      25-Oct-21   8.05
193      25-Nov-21   8.23
194      25-Dec-21   8.05
195      25-Jan-22   8.23
196      25-Feb-22   8.22
197      25-Mar-22   7.69
198      25-Apr-22   8.23
199      25-May-22   8.05
200      25-Jun-22   8.22
201      25-Jul-22   8.05
202      25-Aug-22   8.23
203      25-Sep-22   8.23
204      25-Oct-22   8.05
205      25-Nov-22   8.22
206      25-Dec-22   8.05
207      25-Jan-23   8.23
208      25-Feb-23   8.21

Securitized Asset Backed Receivables LLC Trust 2005-FR5

All records

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 5,723
Aggregate Principal Balance ($): 1,162,489,625
Weighted Average Current Mortgage Rate (%): 7.315
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 82.21
Weighted Average Combined Effective Original LTV (%): 67.31
% First Liens: 94.51
% Owner Occupied: 92.34
% Purchase: 54.23
% Full Documentation: 61.40
Non-Zero Weighted Average FICO Score: 630



2. Product Types

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Product                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
-----------------------------------------------   ---------   -----------------   -----------------   --------   ---------
Fixed - 5 Year                                           15             116,471                0.01     12.034          57
Fixed - 10 Year                                         151           1,488,153                0.13     11.891         117
Fixed - 15 Year                                         109           3,165,536                0.27      9.873         177
Fixed - 20 Year                                          98           3,832,243                0.33      9.066         237
Fixed - 25 Year                                           2             728,910                0.06      6.627         297
Fixed - 30 Year                                       1,317         158,129,040               13.60      8.164         357
ARM - 2 Year/6 Month LIBOR                            2,988         692,863,778               59.60      7.424         357
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         885         260,521,716               22.41      6.501         357
ARM - 3 Year/6 Month LIBOR                               86          19,105,929                1.64      7.181         357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          42          11,974,003                1.03      6.392         357
ARM - 5 Year/6 Month LIBOR                               30          10,563,846                0.91      6.813         357
Total:                                                5,723       1,162,489,625              100.00      7.315         356



                                                    Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Product                                             Combined     Original LTV   Average    Average
Types                                             Original LTV       w SS         FICO       DTI
-----------------------------------------------   ------------   ------------   --------   --------
Fixed - 5 Year                                           94.13          94.13        577      43.39
Fixed - 10 Year                                          95.32          95.32        588      40.75
Fixed - 15 Year                                          84.60          84.60        622      40.71
Fixed - 20 Year                                          89.92          90.20        632      40.50
Fixed - 25 Year                                          87.24          87.24        676      48.76
Fixed - 30 Year                                          86.84          89.46        645      42.01
ARM - 2 Year/6 Month LIBOR                               81.36          87.50        619      42.56
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          81.49          96.23        649      42.30
ARM - 3 Year/6 Month LIBOR                               83.25          86.85        631      40.89
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          79.73          89.08        670      39.86
ARM - 5 Year/6 Month LIBOR                               81.44          86.28        643      39.41
Total:                                                   82.21          89.73        630      42.33



3. Range of Gross Interest Rates (%)

                                                      % of Mortgage     Weighted   Weighted
Range of                                              Loan Pool by      Average     Average      Weighted
Gross               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
5.000% - 5.999%           312         103,955,381                8.94      5.778         357          79.42
6.000% - 6.999%         1,562         446,289,857               38.39      6.575         356          80.60
7.000% - 7.999%         1,575         366,281,379               31.51      7.519         356          82.23
8.000% - 8.999%           938         159,699,006               13.74      8.425         357          83.68
9.000% - 9.999%           563          48,210,961                4.15      9.488         354          90.25
10.000% - 10.999%         407          25,947,322                2.23     10.521         345          92.47
11.000% - 11.999%         234          10,179,541                0.88     11.328         328          92.83
12.000% - 12.999%         122           1,817,567                0.16     12.308         197          86.62
13.000% - 13.999%          10             108,610                0.01     13.313         139          90.70
Total:                  5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



Range of              Weighted
Gross                 Average      Weighted   Weighted
Interest            Original LTV   Average    Average
Rates (%)               w SS         FICO       DTI
-----------------   ------------   --------   --------
5.000% - 5.999%            90.50        661      41.95
6.000% - 6.999%            91.15        647      42.71
7.000% - 7.999%            88.89        621      42.31
8.000% - 8.999%            86.17        591      41.71
9.000% - 9.999%            91.03        621      42.18
10.000% - 10.999%          92.72        609      42.49
11.000% - 11.999%          92.89        599      41.62
12.000% - 12.999%          86.62        592      36.94
13.000% - 13.999%          90.70        618      43.75
Total:                     89.73        630      42.33
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage     Weighted   Weighted
Range of                                                  Loan Pool by      Average     Average      Weighted
Cut-off                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------------   ---------   -----------------   -----------------   --------   ---------   ------------
$1 - $25,000                  323           4,484,717                0.39     11.211         183          96.97
$25,001 - $50,000             415          15,082,586                1.30      9.991         346          99.22
$50,001 - $75,000             412          25,463,623                2.19      9.479         353          90.91
$75,001 - $100,000            463          40,545,216                3.49      8.507         355          85.53
$100,001 - $125,000           547          61,403,999                5.28      8.021         356          84.14
$125,001 - $150,000           442          60,763,452                5.23      7.853         356          82.64
$150,001 - $175,000           423          68,320,033                5.88      7.501         356          81.89
$175,001 - $200,000           402          75,364,718                6.48      7.334         356          80.46
$200,001 - $225,000           328          70,096,873                6.03      7.162         357          81.09
$225,001 - $250,000           251          59,705,013                5.14      7.238         356          79.81
$250,001 - $275,000           224          58,758,689                5.05      7.104         356          81.23
$275,001 - $300,000           211          60,789,904                5.23      6.971         357          80.18
$300,001 - $325,000           198          61,997,280                5.33      7.094         357          82.50
$325,001 - $350,000           176          59,309,439                5.10      6.982         357          81.98
$350,001 - $375,000           133          48,073,422                4.14      6.900         356          80.94
$375,001 - $400,000           119          46,212,006                3.98      6.899         357          80.84
$400,001 - $425,000            93          38,432,447                3.31      7.071         356          81.52
$425,001 - $450,000           114          50,100,821                4.31      6.855         357          82.38
$450,001 - $475,000            74          34,313,897                2.95      6.893         357          82.44
$475,001 - $500,000            65          31,624,739                2.72      6.878         357          82.52
$500,001 - $750,000           301         183,897,755               15.82      6.994         357          81.62
$750,001 - $1,000,000           9           7,748,995                0.67      6.002         357          77.59
Total:                      5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: $4,183
Maximum: $997,139
Average: $203,126



Range of                  Weighted
Cut-off                   Average      Weighted   Weighted
Date Principal          Original LTV   Average    Average
Balances ($)                w SS         FICO       DTI
---------------------   ------------   --------   --------
$1 - $25,000                   96.97        613      40.49
$25,001 - $50,000              99.22        647      41.95
$50,001 - $75,000              93.12        633      41.11
$75,001 - $100,000             89.88        620      40.46
$100,001 - $125,000            91.59        620      41.21
$125,001 - $150,000            90.13        618      40.90
$150,001 - $175,000            88.95        621      41.69
$175,001 - $200,000            88.88        628      41.32
$200,001 - $225,000            88.59        623      41.71
$225,001 - $250,000            87.23        620      42.67
$250,001 - $275,000            89.23        624      42.26
$275,001 - $300,000            88.26        627      42.99
$300,001 - $325,000            89.99        622      43.07
$325,001 - $350,000            89.35        627      42.78
$350,001 - $375,000            88.94        631      44.12
$375,001 - $400,000            89.50        644      42.35
$400,001 - $425,000            89.54        631      43.90
$425,001 - $450,000            90.39        651      44.14
$450,001 - $475,000            91.54        640      45.07
$475,001 - $500,000            89.11        640      43.09
$500,001 - $750,000            90.37        639      42.45
$750,001 - $1,000,000          80.81        659      34.16
Total:                         89.73        630      42.33
Minimum: $4,183
Maximum: $997,139
Average: $203,126



5. Original Terms (month)

                                             % of Mortgage     Weighted   Weighted
                                             Loan Pool by      Average     Average      Weighted
Original   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------   ---------   -----------------   -----------------   --------   ---------   ------------
60                15             116,471                0.01     12.034          57          94.13
120              151           1,488,153                0.13     11.891         117          95.32
180              109           3,165,536                0.27      9.873         177          84.60
240               98           3,832,243                0.33      9.066         237          89.92
300                2             728,910                0.06      6.627         297          87.24
359                6           1,861,853                0.16      6.482         355          79.45
360            5,342       1,151,296,459               99.04      7.298         357          82.16
Total:         5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: 60
Maximum: 360
Weighted Average: 359



             Weighted
Original     Average      Weighted   Weighted
Terms      Original LTV   Average    Average
(month)        w SS         FICO       DTI
--------   ------------   --------   --------
60                94.13        577      43.39
120               95.32        588      40.75
180               84.60        622      40.71
240               90.20        632      40.50
300               87.24        676      48.76
359               85.47        630      48.15
360               89.75        630      42.33
Total:            89.73        630      42.33
Minimum: 60
Maximum: 360
Weighted Average: 359



6. Range of Remaining Terms (month)

                                                % of Mortgage     Weighted   Weighted
Range of                                        Loan Pool by      Average     Average      Weighted
Remaining     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------   ---------   -----------------   -----------------   --------   ---------   ------------
Jan-60               15             116,471                0.01     12.034          57          94.13
61 - 120            151           1,488,153                0.13     11.891         117          95.32
121 - 180           109           3,165,536                0.27      9.873         177          84.60
181 - 240            98           3,832,243                0.33      9.066         237          89.92
241 - 300             2             728,910                0.06      6.627         297          87.24
301 - 360         5,348       1,153,158,312               99.20      7.297         357          82.16
Total:            5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: 56
Maximum: 357
Weighted Average: 356



Range of        Weighted
Remaining       Average      Weighted   Weighted
Terms         Original LTV   Average    Average
(month)           w SS         FICO       DTI
-----------   ------------   --------   --------
Jan-60               94.13        577      43.39
61 - 120             95.32        588      40.75
121 - 180            84.60        622      40.71
181 - 240            90.20        632      40.50
241 - 300            87.24        676      48.76
301 - 360            89.74        630      42.34
Total:               89.73        630      42.33
Minimum: 56
Maximum: 357
Weighted Average: 356



7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage     Weighted   Weighted
Range of                                             Loan Pool by      Average     Average      Weighted
Combined           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
10.01% - 15.00%            1              50,345                0.00     10.990         357          12.00
15.01% - 20.00%            1             100,732                0.01      6.650         357          19.80
20.01% - 25.00%            2             228,425                0.02      7.076         236          23.01
25.01% - 30.00%            6             624,031                0.05      8.673         357          27.76
30.01% - 35.00%            6           1,038,479                0.09      8.293         357          32.49
35.01% - 40.00%           12           1,507,742                0.13      7.800         332          37.58
40.01% - 45.00%           14           2,173,832                0.19      7.851         357          43.07
45.01% - 50.00%           22           3,238,855                0.28      7.520         357          48.05
50.01% - 55.00%           40           8,175,301                0.70      7.085         351          53.15
55.01% - 60.00%           66          14,733,185                1.27      7.495         356          58.23
60.01% - 65.00%          109          23,990,794                2.06      7.703         354          63.65
65.01% - 70.00%          151          36,301,308                3.12      7.838         357          69.05
70.01% - 75.00%          227          56,873,219                4.89      7.360         357          73.85
75.01% - 80.00%        2,189         564,695,406               48.58      6.893         357          79.85
80.01% - 85.00%          497         124,282,522               10.69      7.176         356          84.47
85.01% - 90.00%          983         215,548,694               18.54      7.439         356          89.72
90.01% - 95.00%          305          26,806,585                2.31      8.070         340          94.83
95.01% - 100.00%       1,092          82,120,169                7.06      9.424         350          99.94
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



Range of             Weighted
Combined             Average      Weighted   Weighted
Original           Original LTV   Average    Average
LTV Ratios (%)         w SS         FICO       DTI
----------------   ------------   --------   --------
10.01% - 15.00%           12.00        526      21.78
15.01% - 20.00%           19.80        604      47.44
20.01% - 25.00%           23.01        630      35.79
25.01% - 30.00%           27.76        593      34.13
30.01% - 35.00%           32.49        597      42.37
35.01% - 40.00%           37.58        600      44.64
40.01% - 45.00%           43.68        570      44.37
45.01% - 50.00%           48.05        584      37.30
50.01% - 55.00%           53.15        589      42.96
55.01% - 60.00%           59.15        587      41.33
60.01% - 65.00%           64.16        601      42.71
65.01% - 70.00%           69.25        579      42.07
70.01% - 75.00%           74.90        595      41.71
75.01% - 80.00%           93.86        645      42.28
80.01% - 85.00%           86.06        604      42.34
85.01% - 90.00%           92.22        622      42.81
90.01% - 95.00%           94.83        641      43.20
95.01% - 100.00%          99.94        655      41.94
Total:                    89.73        630      42.33
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



8. Range of Gross Margins (%)

                                                     % of Mortgage     Weighted   Weighted
Range                                                Loan Pool by      Average     Average      Weighted
of                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,692         167,460,353               14.41      8.246         348          86.95
1.000% - 3.500%            1             301,500                0.03      6.950         357          90.00
4.001% - 4.500%            5           1,411,842                0.12      5.172         357          77.43
4.501% - 5.000%           82          26,351,962                2.27      5.505         357          79.16
5.001% - 5.500%          332         110,700,784                9.52      5.954         357          80.02
5.501% - 6.000%          679         196,747,495               16.92      6.444         357          80.46
6.001% - 6.500%          759         202,030,725               17.38      6.921         357          81.31
6.501% - 7.000%        2,173         457,484,963               39.35      7.964         357          82.35
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%



Range                Weighted
of                   Average      Weighted   Weighted
Gross              Original LTV   Average    Average
Margins (%)            w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          89.43        644      41.97
1.000% - 3.500%           90.00        648      41.25
4.001% - 4.500%           89.42        700      41.20
4.501% - 5.000%           91.04        664      43.25
5.001% - 5.500%           92.51        656      42.30
5.501% - 6.000%           92.13        651      42.41
6.001% - 6.500%           91.23        637      42.36
6.501% - 7.000%           87.41        604      42.38
Total:                    89.73        630      42.33
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%



9. Range of Minimum Mortgage Rates (%)

Range                                                 % of Mortgage     Weighted   Weighted
of                                                    Loan Pool by      Average     Average      Weighted
Minimum             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans        1,692         167,460,353               14.41      8.246         348          86.95
5.001% - 5.500%            51          15,786,109                1.36      5.389         357          78.73
5.501% - 6.000%           283          94,243,503                8.11      5.858         357          79.70
6.001% - 6.500%           579         176,244,126               15.16      6.343         357          80.54
6.501% - 7.000%           796         216,596,417               18.63      6.812         357          80.91
7.001% - 7.500%           677         167,678,956               14.42      7.308         357          82.07
7.501% - 8.000%           738         163,385,987               14.05      7.790         357          82.99
8.001% - 8.500%           445          91,359,148                7.86      8.268         357          83.72
8.501% - 9.000%           272          43,428,127                3.74      8.757         357          82.51
9.001% - 9.500%            83          12,041,411                1.04      9.276         357          80.09
9.501% - 10.000%           58           6,488,631                0.56      9.786         357          74.29
10.001% - 10.500%          19           2,496,455                0.21     10.048         357          72.92
10.501% - 11.000%          19           3,598,837                0.31     10.782         357          67.19
11.001% - 11.500%           3             533,880                0.05     11.310         357          68.32
11.501% - 12.000%           6             984,319                0.08     11.728         357          66.79
12.001% - 12.500%           2             163,367                0.01     12.282         357          66.99
Total:                  5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%


Range
of                    Weighted
Minimum               Average      Weighted   Weighted
Mortgage            Original LTV   Average    Average
Rates (%)               w SS         FICO       DTI
-----------------   ------------   --------   --------
Fixed Rate Loans           89.43        644      41.97
5.001% - 5.500%            88.61        673      42.40
5.501% - 6.000%            91.76        656      42.33
6.001% - 6.500%            93.00        652      42.58
6.501% - 7.000%            91.16        641      42.46
7.001% - 7.500%            90.14        627      42.66
7.501% - 8.000%            88.36        610      42.41
8.001% - 8.500%            86.52        589      41.83
8.501% - 9.000%            84.71        578      41.87
9.001% - 9.500%            81.60        557      42.47
9.501% - 10.000%           76.33        544      41.12
10.001% - 10.500%          74.93        539      39.63
10.501% - 11.000%          67.19        551      44.28
11.001% - 11.500%          68.32        580      37.95
11.501% - 12.000%          67.39        551      39.09
12.001% - 12.500%          66.99        503      38.29
Total:                     89.73        630      42.33
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%



10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage     Weighted   Weighted
of                                                    Loan Pool by      Average     Average      Weighted
Maximum             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans        1,692         167,460,353               14.41      8.246         348          86.95
11.001% - 11.500%          50          15,572,697                1.34      5.389         357          78.64
11.501% - 12.000%         273          90,405,120                7.78      5.862         357          79.73
12.001% - 12.500%         565         170,817,680               14.69      6.344         357          80.67
12.501% - 13.000%         781         213,764,772               18.39      6.794         357          80.81
13.001% - 13.500%         676         169,162,888               14.55      7.273         357          81.85
13.501% - 14.000%         740         164,314,131               14.13      7.749         357          83.05
14.001% - 14.500%         447          91,981,060                7.91      8.225         357          83.48
14.501% - 15.000%         288          47,509,003                4.09      8.640         357          82.65
15.001% - 15.500%          97          15,761,885                1.36      9.033         357          82.16
15.501% - 16.000%          63           7,906,625                0.68      9.585         357          74.56
16.001% - 16.500%          18           2,256,184                0.19     10.217         357          73.87
16.501% - 17.000%          20           3,625,295                0.31     10.714         357          67.09
17.001% - 17.500%           4             587,691                0.05     11.213         356          68.01
17.501% - 18.000%           7           1,200,875                0.10     11.588         357          67.37
18.001% - 18.500%           2             163,367                0.01     12.282         357          66.99
Total:                  5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%


Range
of                    Weighted
Maximum               Average      Weighted   Weighted
Mortgage            Original LTV   Average    Average
Rates (%)               w SS         FICO       DTI
-----------------   ------------   --------   --------
Fixed Rate Loans           89.43        644      41.97
11.001% - 11.500%          88.66        672      42.31
11.501% - 12.000%          91.95        656      42.60
12.001% - 12.500%          93.30        652      42.51
12.501% - 13.000%          91.23        642      42.28
13.001% - 13.500%          89.96        628      42.82
13.501% - 14.000%          88.46        611      42.61
14.001% - 14.500%          86.44        590      41.56
14.501% - 15.000%          84.94        581      41.44
15.001% - 15.500%          83.49        569      43.48
15.501% - 16.000%          76.23        545      41.98
16.001% - 16.500%          76.09        533      38.57
16.501% - 17.000%          67.09        547      43.26
17.001% - 17.500%          68.01        576      35.59
17.501% - 18.000%          67.86        557      41.29
18.001% - 18.500%          66.99        503      38.29
Total:                     89.73        630      42.33
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%



11. Initial Cap (%)

                                                     % of Mortgage     Weighted   Weighted
                                                     Loan Pool by      Average     Average      Weighted
                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,692         167,460,353               14.41      8.246         348          86.95
2.00%                  3,915         962,936,638               82.83      7.159         357          81.42
3.00%                    116          32,092,635                2.76      7.158         355          81.20
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%



                     Weighted
                     Average      Weighted   Weighted
                   Original LTV   Average    Average
Initial Cap (%)        w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          89.43        644      41.97
2.00%                     89.93        628      42.40
3.00%                     85.30        620      42.07
Total:                    89.73        630      42.33
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%



12. Periodic Cap (%)

                                                     % of Mortgage     Weighted   Weighted
                                                     Loan Pool by      Average     Average      Weighted
                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,692         167,460,353               14.41      8.246         348          86.95
1.50%                  4,031         995,029,272               85.59      7.159         357          81.42
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



                     Weighted
                     Average      Weighted   Weighted
Periodic           Original LTV   Average    Average
Cap (%)                w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          89.43        644      41.97
1.50%                     89.78        628      42.39
Total:                    89.73        630      42.33
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                     % of Mortgage     Weighted   Weighted
Next                                                 Loan Pool by      Average     Average      Weighted
Rate               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,692         167,460,353               14.41      8.246         348          86.95
Feb-07                     1             254,517                0.02      6.250         352          90.00
Apr-07                     8           2,070,181                0.18      7.373         354          88.27
May-07                    54          14,689,866                1.26      7.102         355          83.11
Jun-07                   475         122,584,963               10.55      7.143         356          80.52
Jul-07                 3,335         813,785,967               70.00      7.177         357          81.48
May-08                     3             533,532                0.05      7.258         355          87.44
Jun-08                    18           5,364,858                0.46      7.064         356          80.65
Jul-08                   107          25,181,541                2.17      6.829         357          82.05
Jun-10                     2             908,708                0.08      7.216         356          69.35
Jul-10                    28           9,655,139                0.83      6.775         357          82.57
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Weighted Average: 2007-07-19



Next                 Weighted
Rate                 Average      Weighted   Weighted
Adjustment         Original LTV   Average    Average
Date                   w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          89.43        644      41.97
Feb-07                   100.00        689      35.14
Apr-07                    91.23        651      46.58
May-07                    86.75        625      42.36
Jun-07                    88.96        622      43.19
Jul-07                    90.08        627      42.38
May-08                    96.85        701      40.11
Jun-08                    86.68        645      36.15
Jul-08                    87.74        645      41.42
Jun-10                    69.35        582      40.19
Jul-10                    87.87        648      39.33
Total:                    89.73        630      42.33
Non-Zero Weighted Average: 2007-07-19



14. Geographical Distribution

                                                     % of Mortgage     Weighted   Weighted
                                                     Loan Pool by      Average     Average      Weighted
                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
California             1,115         326,912,595               28.12      6.972         356          81.45
New York                 490         140,698,956               12.10      7.231         356          81.48
Florida                  732         127,821,506               11.00      7.472         356          82.16
New Jersey               359          85,064,609                7.32      7.622         356          81.86
Maryland                 285          56,000,219                4.82      7.382         356          83.26
Illinois                 326          49,979,336                4.30      7.565         356          83.33
Virginia                 196          45,634,806                3.93      7.331         356          81.29
Massachusetts            194          42,259,340                3.64      7.384         356          81.47
Georgia                  282          33,653,125                2.89      7.692         354          84.47
Arizona                  127          22,569,194                1.94      7.422         352          82.48
Hawaii                    78          22,566,522                1.94      6.865         357          82.04
Other                  1,539         209,329,417               18.01      7.568         355          83.49
Total:                 5,723       1,162,489,625              100.00      7.315         356          82.21
Number of States Represented: 45



                     Weighted
                     Average      Weighted   Weighted
Geographical       Original LTV   Average    Average
Distribution           w SS         FICO       DTI
----------------   ------------   --------   --------
California                89.83        634      43.18
New York                  89.35        643      44.23
Florida                   88.45        624      40.41
New Jersey                86.87        629      42.11
Maryland                  89.65        618      42.40
Illinois                  90.43        628      42.17
Virginia                  88.41        622      41.37
Massachusetts             89.25        632      43.44
Georgia                   93.56        620      40.92
Arizona                   88.80        623      40.67
Hawaii                    92.97        661      42.24
Other                     91.16        622      41.43
Total:                    89.73        630      42.33
Number of States Represented: 45



15. Occupancy

                                                % of Mortgage     Weighted   Weighted
                                                Loan Pool by      Average     Average      Weighted
              Number of       Aggregate           Aggregate        Gross     Remaining     Average
              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------   ---------   -----------------   -----------------   --------   ---------   ------------
Primary           5,251       1,073,437,580               92.34      7.283         356          82.14
Investment          417          74,734,507                6.43      7.746         356          83.88
Second Home          55          14,317,538                1.23      7.503         356          79.24
Total:            5,723       1,162,489,625              100.00      7.315         356          82.21



                Weighted
                Average      Weighted   Weighted
              Original LTV   Average    Average
Occupancy         w SS         FICO       DTI
-----------   ------------   --------   --------
Primary              90.10        628      42.45
Investment           86.06        651      40.77
Second Home          81.57        632      41.50
Total:               89.73        630      42.33



16. Property Types

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence       4,739         943,333,738               81.15      7.321         356          82.17
2-4 Family                      552         143,183,908               12.32      7.268         355          82.01
Condo                           431          75,844,644                6.52      7.332         356          83.15
Modular                           1             127,335                0.01     10.150         357          75.00
Total:                        5,723       1,162,489,625              100.00      7.315         356          82.21



                            Weighted
                            Average      Weighted   Weighted
Property                  Original LTV   Average    Average
Types                         w SS         FICO       DTI
-----------------------   ------------   --------   --------
Single Family Residence          89.60        626      42.14
2-4 Family                       89.55        649      43.91
Condo                            91.78        641      41.81
Modular                          75.00        517      49.85
Total:                           89.73        630      42.33



17. Loan Purpose

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average      Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Purchase                    3,353         630,382,878               54.23      7.314         356          83.74
Refinance - Cashout         2,339         524,864,452               45.15      7.318         356          80.43
Refinance - Rate Term          31           7,242,294                0.62      7.259         356          78.71
Total:                      5,723       1,162,489,625              100.00      7.315         356          82.21



                          Weighted
                          Average      Weighted   Weighted
Loan                    Original LTV   Average    Average
Purpose                     w SS         FICO       DTI
---------------------   ------------   --------   --------
Purchase                       95.42        646      42.19
Refinance - Cashout            83.01        610      42.48
Refinance - Rate Term          82.22        612      43.65
Total:                         89.73        630      42.33



18. Documentation Level

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average      Weighted
                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation         3,885         713,738,859               61.40      7.186         355          83.29
Stated Documentation       1,767         430,426,476               37.03      7.528         356          80.34
Easy Documentation            71          18,324,290                1.58      7.359         355          84.05
Total:                     5,723       1,162,489,625              100.00      7.315         356          82.21



                         Weighted
                         Average      Weighted   Weighted
Documentation          Original LTV   Average    Average
Level                      w SS         FICO       DTI
--------------------   ------------   --------   --------
Full Documentation            90.38        621      41.89
Stated Documentation          88.88        646      43.22
Easy Documentation            84.60        612      38.84
Total:                        89.73        630      42.33



19. Original Prepayment Penalty Term (months)

                                                  % of Mortgage     Weighted   Weighted
Original                                          Loan Pool by      Average     Average      Weighted
Prepayment      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------   ---------   -----------------   -----------------   --------   ---------   ------------
0                   1,364         235,512,882               20.26      7.715         355          83.30
12                    715         174,538,294               15.01      7.395         356          81.59
24                  3,095         639,856,528               55.04      7.200         356          82.19
36                    549         112,581,922                9.68      7.013         355          81.03
Total:              5,723       1,162,489,625              100.00      7.315         356          82.21
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



Original          Weighted
Prepayment        Average      Weighted   Weighted
Penalty         Original LTV   Average    Average
Term (months)       w SS         FICO       DTI
-------------   ------------   --------   --------
0                      90.04        632      41.88
12                     89.61        638      43.38
24                     90.42        627      42.39
36                     85.39        629      41.34
Total:                 89.73        630      42.33
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                             % of Mortgage     Weighted   Weighted
                                             Loan Pool by      Average     Average      Weighted
           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------   ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien       4,482       1,098,623,140               94.51      7.156         356          81.22
2nd Lien       1,241          63,866,485                5.49     10.050         340          99.32
Total:         5,723       1,162,489,625              100.00      7.315         356          82.21



             Weighted
             Average      Weighted   Weighted
Lien       Original LTV   Average    Average
Position       w SS         FICO       DTI
--------   ------------   --------   --------
1st Lien          89.18        629      42.32
2nd Lien          99.32        651      42.52
Total:            89.73        630      42.33


21. 0

                                              % of Mortgage     Weighted   Weighted
                                              Loan Pool by      Average     Average      Weighted
            Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------   ---------   -----------------   -----------------   --------   ---------   ------------
500 - 500           6           1,421,432                0.12      8.400         357          67.43
501 - 520         176          37,198,218                3.20      8.586         357          74.37
521 - 540         208          44,994,121                3.87      8.166         357          76.31
541 - 560         373          70,131,996                6.03      7.895         355          80.43
561 - 580         459          79,758,628                6.86      7.761         354          82.23
581 - 600         677         121,170,891               10.42      7.427         355          82.25
601 - 620         642         133,539,977               11.49      7.271         355          83.44
621 - 640         907         176,238,662               15.16      7.229         355          82.46
641 - 660         745         156,192,760               13.44      7.013         356          83.13
661 - 680         592         129,230,379               11.12      7.112         356          83.48
681 - 700         380          83,759,108                7.21      6.912         357          82.51
701 - 720         247          56,034,778                4.82      6.908         356          83.57
721 - 740         125          30,137,921                2.59      6.983         356          83.52
741 - 760          98          22,334,602                1.92      7.012         357          83.72
761 - 780          55          12,572,185                1.08      6.896         354          82.44
781 - 800          25           6,221,141                0.54      6.888         356          82.88
801 >=              8           1,552,828                0.13      6.729         357          82.59
Total:          5,723       1,162,489,625              100.00      7.315         356          82.21
Minimum: 500
Maximum: 817
Weighted Average: 630



              Weighted
              Average      Weighted   Weighted
FICO        Original LTV   Average    Average
Score           w SS         FICO       DTI
---------   ------------   --------   --------
500 - 500          67.43        500      39.06
501 - 520          74.88        512      42.86
521 - 540          76.93        531      43.79
541 - 560          81.60        552      43.34
561 - 580          85.03        570      42.65
581 - 600          88.37        591      42.36
601 - 620          88.46        610      41.36
621 - 640          90.85        631      42.24
641 - 660          93.24        650      42.22
661 - 680          94.98        669      42.20
681 - 700          93.61        690      42.23
701 - 720          95.28        710      42.07
721 - 740          95.17        731      42.69
741 - 760          94.96        748      43.05
761 - 780          94.51        769      43.46
781 - 800          96.06        789      39.23
801 >=             90.89        809      43.88
Total:             89.73        630      42.33
Minimum: 500
Maximum: 817
Weighted Average: 630

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently
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is accurate, complete, or up-to-date. The Information contained herein is
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offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results
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commercial and/or investment bankers in relation to the Securities, related
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affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this
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supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or
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such offer, solicitation or sale would be unlawful prior to registration or
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the then current version of the Information. Offering Documents contain data
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be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This
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at persons who have professional experience in matters relating to investments.
The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Not Radian Covered; CLTV >= 80



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,040
Aggregate Principal Balance ($): 273,749,519
Weighted Average Current Mortgage Rate (%): 8.017
Non-Zero Weighted Average Margin (%): 6.416
Non-Zero Weighted Average Maximum Rate (%): 13.420
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 88.98
Weighted Average Combined Effective Original LTV (%): 88.98
% First Liens: 76.67
% Owner Occupied: 89.08
% Purchase: 55.62
% Full Documentation: 69.71
Non-Zero Weighted Average FICO Score: 627



2. Product Types

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                  Number of       Aggregate           Aggregate        Gross     Remaining
Product                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
-----------------------------------------------   ---------   -----------------   -----------------   --------   ---------
Fixed - 5 Year                                           15             116,471                0.04     12.034          57
Fixed - 10 Year                                         151           1,488,153                0.54     11.891         117
Fixed - 15 Year                                         101           2,202,441                0.80     11.101         177
Fixed - 20 Year                                          89           2,365,554                0.86     10.300         237
Fixed - 25 Year                                           1             326,724                0.12      6.475         296
Fixed - 30 Year                                         925          66,317,902               24.23      9.629         357
ARM - 2 Year/6 Month LIBOR                              530         119,725,718               43.74      7.838         357
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         209          75,817,265               27.70      6.703         357
ARM - 3 Year/6 Month LIBOR                                9           1,929,331                0.70      7.928         357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only           6           1,704,150                0.62      7.021         357
ARM - 5 Year/6 Month LIBOR                                4           1,755,810                0.64      6.855         357
Total:                                                2,040         273,749,519              100.00      8.017         353



                                                    Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Product                                             Combined     Original LTV   Average    Average
Types                                             Original LTV       w SS         FICO       DTI
-----------------------------------------------   ------------   ------------   --------   --------
Fixed - 5 Year                                           94.13          94.13        577      43.39
Fixed - 10 Year                                          95.32          95.32        588      40.75
Fixed - 15 Year                                          96.38          96.38        625      39.99
Fixed - 20 Year                                          99.59          99.59        632      41.22
Fixed - 25 Year                                          90.00          90.00        725      54.48
Fixed - 30 Year                                          97.95          98.25        653      42.82
ARM - 2 Year/6 Month LIBOR                               86.80          89.39        607      42.46
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          83.93          95.41        636      42.82
ARM - 3 Year/6 Month LIBOR                               92.04          93.68        641      43.75
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          84.59          94.74        653      40.22
ARM - 5 Year/6 Month LIBOR                               88.76          88.76        665      39.84
Total:                                                   88.98          93.44        627      42.60



3. Range of Gross Interest Rates (%)

                                                      % of Mortgage     Weighted   Weighted
Range of                                              Loan Pool by      Average     Average      Weighted
Gross               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
5.000% - 5.999%            40          19,580,285                7.15      5.800         357          81.09
6.000% - 6.999%           168          66,757,216               24.39      6.637         357          83.80
7.000% - 7.999%           237          64,765,260               23.66      7.558         357          87.02
8.000% - 8.999%           388          56,854,081               20.77      8.502         356          90.23
9.000% - 9.999%           480          35,255,996               12.88      9.503         353          96.45
10.000% - 10.999%         376          20,534,643                7.50     10.498         342          98.90
11.000% - 11.999%         223           8,441,536                3.08     11.266         323          98.61
12.000% - 12.999%         118           1,451,891                0.53     12.284         157          94.91
13.000% - 13.999%          10             108,610                0.04     13.313         139          90.70
Total:                  2,040         273,749,519              100.00      8.017         353          88.98
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 8.017%



Range of               Weighted
Gross                   Average        Weighted     Weighted
Interest             Original LTV      Average      Average
Rates (%)                w SS            FICO         DTI
-----------------    ------------    -----------   ---------
5.000% - 5.999%           91.70          642         41.30
6.000% - 6.999%           93.06          641         43.50
7.000% - 7.999%           90.96          618         42.43
8.000% - 8.999%           92.06          607         42.37
9.000% - 9.999%           97.29          649         42.50
10.000% - 10.999%         99.14          627         42.66
11.000% - 11.999%         98.61          607         42.32
12.000% - 12.999%         94.91          601         39.23
13.000% - 13.999%         90.70          618         43.75
Total:                    93.44          627         42.60
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 8.017%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage     Weighted   Weighted
Range of                                                  Loan Pool by      Average     Average      Weighted
Cut-off                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------------   ---------   -----------------   -----------------   --------   ---------   ------------
$1 - $25,000                  323           4,484,717                1.64     11.211         183          96.97
$25,001 - $50,000             412          14,933,318                5.46     10.012         347          99.61
$50,001 - $75,000             333          20,544,683                7.50      9.689         354          95.52
$75,001 - $100,000            233          20,168,936                7.37      9.250         355          94.12
$100,001 - $125,000           149          16,512,487                6.03      9.107         356          93.46
$125,001 - $150,000            87          11,922,917                4.36      9.014         355          93.17
$150,001 - $175,000            62          10,011,517                3.66      8.355         357          90.51
$175,001 - $200,000            50           9,303,429                3.40      8.509         357          90.28
$200,001 - $225,000            40           8,495,927                3.10      7.676         357          85.40
$225,001 - $250,000            28           6,619,858                2.42      7.426         357          86.17
$250,001 - $275,000            30           7,833,642                2.86      7.409         357          86.46
$275,001 - $300,000            25           7,178,538                2.62      7.046         357          88.82
$300,001 - $325,000            25           7,837,750                2.86      7.170         357          87.49
$325,001 - $350,000            24           8,076,865                2.95      7.156         354          86.65
$350,001 - $375,000            15           5,428,372                1.98      7.062         357          87.74
$375,001 - $400,000            21           8,139,247                2.97      7.051         357          86.29
$400,001 - $425,000            20           8,248,023                3.01      7.416         357          85.48
$425,001 - $450,000            19           8,382,238                3.06      7.545         357          89.18
$450,001 - $475,000            16           7,416,483                2.71      7.370         357          86.54
$475,001 - $500,000            14           6,812,886                2.49      7.294         357          86.58
$500,001 - $750,000           109          71,050,582               25.95      7.052         357          84.01
$750,001 - $1,000,000           5           4,347,107                1.59      5.969         357          80.00
Total:                      2,040         273,749,519              100.00      8.017         353          88.98
Minimum: $4,183
Maximum: $974,795
Average: $134,191



Range of                  Weighted
Cut-off                   Average      Weighted   Weighted
Date Principal          Original LTV   Average    Average
Balances ($)                w SS         FICO       DTI
---------------------   ------------   --------   --------
$1 - $25,000                   96.97        613      40.49
$25,001 - $50,000              99.61        647      41.99
$50,001 - $75,000              97.86        637      41.87
$75,001 - $100,000             96.04        623      42.61
$100,001 - $125,000            96.46        627      42.91
$125,001 - $150,000            95.51        621      42.05
$150,001 - $175,000            92.87        609      43.46
$175,001 - $200,000            92.80        617      41.24
$200,001 - $225,000            90.55        594      42.23
$225,001 - $250,000            91.28        597      40.19
$250,001 - $275,000            89.43        599      42.63
$275,001 - $300,000            94.18        621      45.25
$300,001 - $325,000            90.09        601      44.50
$325,001 - $350,000            91.47        622      45.32
$350,001 - $375,000            89.44        593      38.12
$375,001 - $400,000            93.87        629      44.16
$400,001 - $425,000            87.00        612      43.86
$425,001 - $450,000            91.83        638      46.19
$450,001 - $475,000            91.21        631      41.95
$475,001 - $500,000            89.76        638      45.49
$500,001 - $750,000            92.78        641      42.33
$750,001 - $1,000,000          85.73        654      37.66
Total:                         93.44        627      42.60
Minimum: $4,183
Maximum: $974,795
Average: $134,191



5. Original Terms (month)

                                             % of Mortgage     Weighted   Weighted
                                             Loan Pool by      Average     Average      Weighted
Original   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------   ---------   -----------------   -----------------   --------   ---------   ------------
60                15             116,471                0.04     12.034          57          94.13
120              151           1,488,153                0.54     11.891         117          95.32
180              101           2,202,441                0.80     11.101         177          96.38
240               89           2,365,554                0.86     10.300         237          99.59
300                1             326,724                0.12      6.475         296          90.00
360            1,683         267,250,176               97.63      7.950         357          88.79
Total:         2,040         273,749,519              100.00      8.017         353          88.98
Minimum: 60
Maximum: 360
Weighted Average: 356



             Weighted
Original     Average      Weighted   Weighted
Terms      Original LTV   Average    Average
(month)        w SS         FICO       DTI
--------   ------------   --------   --------
60                94.13        577      43.39
120               95.32        588      40.75
180               96.38        625      39.99
240               99.59        632      41.22
300               90.00        725      54.48
360               93.35        627      42.63
Total:            93.44        627      42.60
Minimum: 60
Maximum: 360
Weighted Average: 356



6. Range of Remaining Terms (month)

                                              % of Mortgage     Weighted   Weighted
Range of                                      Loan Pool by      Average     Average      Weighted
Remaining   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------   ---------   -----------------   -----------------   --------   ---------   ------------
Jan-60             15             116,471                0.04     12.034          57          94.13
61 - 120          151           1,488,153                0.54     11.891         117          95.32
121 - 180         101           2,202,441                0.80     11.101         177          96.38
181 - 240          89           2,365,554                0.86     10.300         237          99.59
241 - 300           1             326,724                0.12      6.475         296          90.00
301 - 360       1,683         267,250,176               97.63      7.950         357          88.79
Total:          2,040         273,749,519              100.00      8.017         353          88.98
Minimum: 56
Maximum: 357
Weighted Average: 353



Range of      Weighted
Remaining     Average      Weighted   Weighted
Terms       Original LTV   Average    Average
(month)         w SS         FICO       DTI
---------   ------------   --------   --------
Jan-60             94.13        577      43.39
61 - 120           95.32        588      40.75
121 - 180          96.38        625      39.99
181 - 240          99.59        632      41.22
241 - 300          90.00        725      54.48
301 - 360          93.35        627      42.63
Total:             93.44        627      42.60
Minimum: 56
Maximum: 357
Weighted Average: 353



7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage     Weighted   Weighted
Range of                                             Loan Pool by      Average     Average      Weighted
Combined           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
75.01% - 80.00%          293          88,428,770               32.30      7.056         357          80.00
80.01% - 85.00%          184          45,130,122               16.49      7.538         356          84.53
85.01% - 90.00%          227          47,530,724               17.36      7.637         355          89.70
90.01% - 95.00%          244          10,539,734                3.85      8.874         313          94.84
95.01% - 100.00%       1,092          82,120,169               30.00      9.424         350          99.94
Total:                 2,040         273,749,519              100.00      8.017         353          88.98
Minimum: 80.00%
Maximum: 100.00%
Weighted Average: 88.98%



Range of             Weighted
Combined             Average      Weighted   Weighted
Original           Original LTV   Average    Average
LTV Ratios (%)         w SS         FICO       DTI
----------------   ------------   --------   --------
75.01% - 80.00%           91.82        629      42.27
80.01% - 85.00%           85.67        573      42.56
85.01% - 90.00%           92.28        627      44.27
90.01% - 95.00%           94.84        627      43.28
95.01% - 100.00%          99.94        655      41.94
Total:                    93.44        627      42.60
Minimum: 80.00%
Maximum: 100.00%
Weighted Average: 88.98%



8. Range of Gross Margins (%)

                                                     % of Mortgage     Weighted   Weighted
Range                                                Loan Pool by      Average     Average      Weighted
of                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,282          72,817,244               26.60      9.731         342          97.86
4.501% - 5.000%            9           4,240,635                1.55      5.537         357          80.00
5.001% - 5.500%           40          18,049,299                6.59      5.912         357          81.56
5.501% - 6.000%           73          30,711,213               11.22      6.448         357          82.60
6.001% - 6.500%          105          37,048,823               13.53      6.949         357          84.80
6.501% - 7.000%          531         110,882,304               40.51      8.119         357          87.87
Total:                 2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.416%



Range                Weighted
of                   Average      Weighted   Weighted
Gross              Original LTV   Average    Average
Margins (%)            w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          98.13        650      42.70
4.501% - 5.000%           94.88        642      46.38
5.001% - 5.500%           91.85        638      41.13
5.501% - 6.000%           94.11        644      42.16
6.001% - 6.500%           92.29        629      43.98
6.501% - 7.000%           90.76        604      42.30
Total:                    93.44        627      42.60
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.416%



9. Range of Minimum Mortgage Rates (%)

Range                                                 % of Mortgage     Weighted   Weighted
of                                                    Loan Pool by      Average     Average      Weighted
Minimum             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans        1,282          72,817,244               26.60      9.731         342          97.86
5.001% - 5.500%             5           1,872,722                0.68      5.422         357          80.00
5.501% - 6.000%            36          17,594,415                6.43      5.840         357          81.22
6.001% - 6.500%            59          25,167,773                9.19      6.349         357          82.34
6.501% - 7.000%           103          38,088,420               13.91      6.840         357          84.17
7.001% - 7.500%            87          27,965,343               10.22      7.289         357          86.67
7.501% - 8.000%           140          34,972,359               12.78      7.798         357          87.92
8.001% - 8.500%           121          28,198,239               10.30      8.256         357          88.98
8.501% - 9.000%           127          18,997,974                6.94      8.786         357          88.13
9.001% - 9.500%            46           5,586,109                2.04      9.276         357          86.20
9.501% - 10.000%           26           1,958,690                0.72      9.752         357          86.07
10.001% - 10.500%           7             416,813                0.15     10.306         357          85.27
10.501% - 11.000%           1             113,419                0.04     10.600         356          80.00
Total:                  2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 5.250%
Maximum: 10.600%
Non-Zero Weighted Average: 7.395%


Range
of                    Weighted
Minimum               Average      Weighted   Weighted
Mortgage            Original LTV   Average    Average
Rates (%)               w SS         FICO       DTI
-----------------   ------------   --------   --------
Fixed Rate Loans           98.13        650      42.70
5.001% - 5.500%            88.41        632      44.47
5.501% - 6.000%            92.72        640      41.38
6.001% - 6.500%            95.01        646      42.93
6.501% - 7.000%            91.99        632      43.33
7.001% - 7.500%            91.13        622      42.20
7.501% - 8.000%            90.95        615      42.45
8.001% - 8.500%            91.07        598      42.91
8.501% - 9.000%            90.56        591      42.37
9.001% - 9.500%            89.31        572      41.11
9.501% - 10.000%           90.42        565      40.82
10.001% - 10.500%          93.33        568      40.17
10.501% - 11.000%          80.00        525      50.13
Total:                     93.44        627      42.60
Non-Zero Minimum: 5.250%
Maximum: 10.600%
Non-Zero Weighted Average: 7.395%



10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage     Weighted   Weighted
of                                                    Loan Pool by      Average     Average      Weighted
Maximum             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans        1,282          72,817,244               26.60      9.731         342          97.86
11.001% - 11.500%           5           1,872,722                0.68      5.422         357          80.00
11.501% - 12.000%          36          17,594,415                6.43      5.840         357          81.22
12.001% - 12.500%          59          25,167,773                9.19      6.349         357          82.34
12.501% - 13.000%         100          36,835,219               13.46      6.846         357          84.14
13.001% - 13.500%          84          27,225,361                9.95      7.289         357          86.37
13.501% - 14.000%         138          35,348,664               12.91      7.759         357          87.73
14.001% - 14.500%         118          27,069,337                9.89      8.228         357          89.33
14.501% - 15.000%         131          19,710,333                7.20      8.738         357          88.18
15.001% - 15.500%          51           7,337,706                2.68      9.025         356          86.58
15.501% - 16.000%          26           2,067,790                0.76      9.691         357          87.34
16.001% - 16.500%           8             534,099                0.20     10.074         357          84.11
16.501% - 17.000%           2             168,856                0.06     10.288         355          80.00
Total:                  2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 11.250%
Maximum: 16.650%
Non-Zero Weighted Average: 13.420%


Range
of                    Weighted
Maximum               Average      Weighted   Weighted
Mortgage            Original LTV   Average    Average
Rates (%)               w SS         FICO       DTI
-----------------   ------------   --------   --------
Fixed Rate Loans           98.13        650      42.70
11.001% - 11.500%          88.41        632      44.47
11.501% - 12.000%          92.72        640      41.38
12.001% - 12.500%          95.01        646      42.93
12.501% - 13.000%          91.88        631      43.20
13.001% - 13.500%          90.96        621      42.04
13.501% - 14.000%          91.01        617      42.61
14.001% - 14.500%          91.48        600      42.75
14.501% - 15.000%          90.64        591      42.41
15.001% - 15.500%          89.04        577      42.81
15.501% - 16.000%          91.47        573      40.48
16.001% - 16.500%          90.40        558      38.96
16.501% - 17.000%          80.00        523      47.86
Total:                     93.44        627      42.60
Non-Zero Minimum: 11.250%
Maximum: 16.650%
Non-Zero Weighted Average: 13.420%



11. Initial Cap (%)

                                                     % of Mortgage     Weighted   Weighted
                                                     Loan Pool by      Average     Average      Weighted
                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,282          72,817,244               26.60      9.731         342          97.86
2.00%                    738         195,856,049               71.55      7.387         357          85.68
3.00%                     20           5,076,226                1.85      7.706         355          89.12
Total:                 2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.025%



                     Weighted
                     Average      Weighted   Weighted
                   Original LTV   Average    Average
Initial Cap (%)        w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          98.13        650      42.70
2.00%                     91.73        619      42.48
3.00%                     92.16        618      45.94
Total:                    93.44        627      42.60
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.025%


12. Periodic Cap (%)

                                                     % of Mortgage     Weighted   Weighted
                                                     Loan Pool by      Average     Average      Weighted
                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,282          72,817,244               26.60      9.731         342          97.86
1.50%                    758         200,932,275               73.40      7.395         357          85.77
Total:                 2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



                     Weighted
                     Average      Weighted   Weighted
Periodic           Original LTV   Average    Average
Cap (%)                w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          98.13        650      42.70
1.50%                     91.74        619      42.57
Total:                    93.44        627      42.60
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                     % of Mortgage     Weighted   Weighted
Next                                                 Loan Pool by      Average     Average      Weighted
Rate               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans       1,282          72,817,244               26.60      9.731         342          97.86
Apr-07                     4             784,822                0.29      8.377         354          97.67
May-07                     9           2,245,589                0.82      7.464         355          92.83
Jun-07                    96          26,138,163                9.55      7.449         356          84.98
Jul-07                   630         166,374,410               60.78      7.385         357          85.65
Jun-08                     2             256,546                0.09      8.226         356          82.91
Jul-08                    13           3,376,935                1.23      7.448         357          88.98
Jul-10                     4           1,755,810                0.64      6.855         357          88.76
Total:                 2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Weighted Average: 2007-07-12



Next                 Weighted
Rate                 Average      Weighted   Weighted
Adjustment         Original LTV   Average    Average
Date                   w SS         FICO       DTI
----------------   ------------   --------   --------
Fixed Rate Loans          98.13        650      42.70
Apr-07                    98.52        673      44.56
May-07                    93.83        611      44.57
Jun-07                    91.15        612      43.86
Jul-07                    91.75        619      42.37
Jun-08                    91.03        564      45.13
Jul-08                    94.41        653      41.86
Jul-10                    88.76        665      39.84
Total:                    93.44        627      42.60
Non-Zero Weighted Average: 2007-07-12



14. Geographical Distribution

                                                  % of Mortgage     Weighted   Weighted
                                                  Loan Pool by      Average     Average      Weighted
                Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical    Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------   ---------   -----------------   -----------------   --------   ---------   ------------
California            377          83,395,625               30.46      7.627         355          87.78
New York              169          35,046,655               12.80      7.853         354          88.38
Florida               245          27,845,453               10.17      8.217         352          90.01
New Jersey             99          17,414,193                6.36      8.184         355          91.26
Massachusetts          70          11,775,845                4.30      7.972         355          89.18
Maryland               93          11,557,299                4.22      8.115         355          90.09
Virginia               65          10,749,752                3.93      7.877         355          86.20
Illinois              104           9,326,548                3.41      8.352         351          91.75
Hawaii                 30           6,025,735                2.20      7.627         356          86.67
Georgia               109           5,943,745                2.17      9.018         343          92.88
Arizona                44           4,823,713                1.76      8.252         349          91.48
Other                 635          49,844,957               18.21      8.474         349          89.41
Total:              2,040         273,749,519              100.00      8.017         353          88.98
Number of States Represented: 42



                  Weighted
                  Average      Weighted   Weighted
Geographical    Original LTV   Average    Average
Distribution        w SS         FICO       DTI
-------------   ------------   --------   --------
California             93.66        631      43.67
New York               92.95        650      43.89
Florida                92.78        614      42.65
New Jersey             93.63        639      41.57
Massachusetts          92.64        638      44.03
Maryland               91.06        615      44.05
Virginia               92.90        631      40.50
Illinois               94.61        623      38.24
Hawaii                 97.01        656      41.21
Georgia                94.95        609      37.66
Arizona                92.34        610      43.70
Other                  93.86        609      41.49
Total:                 93.44        627      42.60
Number of States Represented: 42



15. Occupancy

                                                % of Mortgage     Weighted   Weighted
                                                Loan Pool by      Average     Average      Weighted
              Number of       Aggregate           Aggregate        Gross     Remaining     Average
              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------   ---------   -----------------   -----------------   --------   ---------   ------------
Primary           1,869         243,847,028               89.08      8.030         353          89.28
Investment          158          26,847,189                9.81      7.861         353          86.53
Second Home          13           3,055,302                1.12      8.343         351          86.84
Total:            2,040         273,749,519              100.00      8.017         353          88.98



                Weighted
                Average      Weighted   Weighted
              Original LTV   Average    Average
Occupancy         w SS         FICO       DTI
-----------   ------------   --------   --------
Primary              94.03        626      42.67
Investment           88.75        646      42.23
Second Home          87.74        602      40.26
Total:               93.44        627      42.60



16. Property Types

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence       1,665         211,335,955               77.20      8.071         352          89.07
2-4 Family                      204          42,562,049               15.55      7.700         354          87.81
Condo                           171          19,851,515                7.25      8.113         354          90.53
Total:                        2,040         273,749,519              100.00      8.017         353          88.98



                            Weighted
                            Average      Weighted   Weighted
Property                  Original LTV   Average    Average
Types                         w SS         FICO       DTI
-----------------------   ------------   --------   --------
Single Family Residence          93.39        621      42.18
2-4 Family                       93.92        650      44.33
Condo                            92.89        642      43.42
Total:                           93.44        627      42.60



17. Loan Purpose

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average      Weighted
                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Purchase                    1,341         152,262,258               55.62      8.304         352          90.42
Refinance - Cashout           694         120,543,562               44.03      7.653         354          87.16
Refinance - Rate Term           5             943,699                0.34      8.058         348          89.18
Total:                      2,040         273,749,519              100.00      8.017         353          88.98



                          Weighted
                          Average      Weighted   Weighted
Loan                    Original LTV   Average    Average
Purpose                     w SS         FICO       DTI
---------------------   ------------   --------   --------
Purchase                       96.27        645      42.31
Refinance - Cashout            89.84        606      42.95
Refinance - Rate Term          96.91        589      46.33
Total:                         93.44        627      42.60



18. Documentation Level

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average      Weighted
                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation         1,524         190,820,413               69.71      7.872         352          88.82
Stated Documentation         490          76,196,237               27.83      8.397         355          89.06
Easy Documentation            26           6,732,869                2.46      7.817         355          92.65
Total:                     2,040         273,749,519              100.00      8.017         353          88.98



                         Weighted
                         Average      Weighted   Weighted
Documentation          Original LTV   Average    Average
Level                      w SS         FICO       DTI
--------------------   ------------   --------   --------
Full Documentation            92.98        616      42.64
Stated Documentation          94.63        657      43.05
Easy Documentation            92.86        617      36.57
Total:                        93.44        627      42.60



19. Original Prepayment Penalty Term (months)

                                                  % of Mortgage     Weighted   Weighted
Original                                          Loan Pool by      Average     Average      Weighted
Prepayment      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------   ---------   -----------------   -----------------   --------   ---------   ------------
0                     585          61,332,791               22.40      8.568         350          91.53
12                    229          41,365,626               15.11      7.962         354          88.91
24                  1,079         150,930,100               55.13      7.879         353          88.10
36                    147          20,121,001                7.35      7.478         353          88.02
Total:              2,040         273,749,519              100.00      8.017         353          88.98
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



Original          Weighted
Prepayment        Average      Weighted   Weighted
Penalty         Original LTV   Average    Average
Term (months)       w SS         FICO       DTI
-------------   ------------   --------   --------
0                      94.38        635      41.96
12                     93.47        642      42.91
24                     93.41        622      42.61
36                     90.72        610      43.91
Total:                 93.44        627      42.60
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                             % of Mortgage     Weighted   Weighted
                                             Loan Pool by      Average     Average      Weighted
           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------   ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien         799         209,883,034               76.67      7.398         357          85.84
2nd Lien       1,241          63,866,485               23.33     10.050         340          99.32
Total:         2,040         273,749,519              100.00      8.017         353          88.98



             Weighted
             Average      Weighted   Weighted
Lien       Original LTV   Average    Average
Position       w SS         FICO       DTI
--------   ------------   --------   --------
1st Lien          91.65        620      42.63
2nd Lien          99.32        651      42.52
Total:            93.44        627      42.60



21. FICO Score

                                              % of Mortgage     Weighted   Weighted
                                              Loan Pool by      Average     Average      Weighted
            Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------   ---------   -----------------   -----------------   --------   ---------   ------------
501 - 520          40           7,796,630                2.85      8.597         357          81.11
521 - 540          84          19,295,158                7.05      8.121         357          83.97
541 - 560         117          12,104,337                4.42      8.253         348          85.70
561 - 580         162          12,997,105                4.75      8.363         340          86.27
581 - 600         275          32,289,281               11.80      7.952         351          87.60
601 - 620         256          40,908,412               14.94      7.722         354          88.73
621 - 640         327          39,753,685               14.52      8.282         352          90.62
641 - 660         265          33,954,474               12.40      7.921         354          91.02
661 - 680         221          30,076,779               10.99      8.088         355          91.80
681 - 700         108          13,827,497                5.05      8.022         355          91.25
701 - 720          85          14,395,103                5.26      7.486         354          88.95
721 - 740          36           5,615,037                2.05      7.991         351          93.24
741 - 760          38           6,509,273                2.38      8.132         356          89.93
761 - 780          15           2,354,588                0.86      7.536         354          92.74
781 - 800           8           1,219,215                0.45      7.452         354          87.74
801 >=              3             652,944                0.24      7.348         357          90.72
Total:          2,040         273,749,519              100.00      8.017         353          88.98
Minimum: 502
Maximum: 817



              Weighted
              Average      Weighted   Weighted
FICO        Original LTV   Average    Average
Score           w SS         FICO       DTI
---------   ------------   --------   --------
501 - 520          82.37        512      45.01
521 - 540          84.62        532      43.06
541 - 560          87.95        549      41.47
561 - 580          89.60        571      41.48
581 - 600          93.07        591      43.18
601 - 620          93.36        610      41.61
621 - 640          94.83        631      41.97
641 - 660          94.91        650      42.72
661 - 680          97.45        670      42.90
681 - 700          97.07        688      42.92
701 - 720          97.07        710      44.86
721 - 740          96.29        731      40.72
741 - 760          97.20        748      42.96
761 - 780          97.77        770      41.22
781 - 800         100.00        787      45.45
801 >=             95.36        808      52.22
Total:             93.44        627      42.60
Minimum: 502
Maximum: 817

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

                                          SAMPLE DATA

Top Level Stats              All Loans      MH       2nds      1st lien Bal < 50k   FICO < 500   1st lien FRM Purchase
------------------------   -------------   ----   ----------   ------------------   ----------   ---------------------
Total Collateral           1,162,489,625      0   63,866,485              149,268            0              30,195,779
Percent of Deal                   100.00%  0.00         5.49                 0.01         0.00                    2.60
Statistical Cut-Off Date     10/1/2005


Top Level Stats            1st lien FRM Refi   ARM I/O Purchase   ARM I/O Refi   ARM Non I/O Puchase   ARM Non I/O Refi
------------------------   -----------------   ----------------   ------------   -------------------   ----------------
Total Collateral                  73,398,088        192,943,557     79,552,162           356,259,631        366,273,923
Percent of Deal                         6.31              16.60           6.84                 30.65              31.51
Statistical Cut-Off Date     10/1/2005


Averages by Group
-----------------
WALA                            3
FICO                          630
DTI                         42.33
LTV                         77.79
CLTV                        82.21
Coupon                      7.315
Balance                203,125.92


Pct by Group
------------
Prefunded                    0.00
Delinquent at closing        4.18
Full Doc %                  61.40
Owner Occupied %            92.34
First Lien %                94.51
Loans w/ MI                 68.13
Loans w/ Simult 2nds        44.23
First Time Borrowers          N/A
Stated Docs w/ W2           37.03


Stats only for ARMs
-------------------
Max Rate                   13.191
Margin                      6.282
Initial Cap                 2.032
Periodic Cap                1.500
Avg Reset Freq (mo)             6


FICO
----
< 500                        0.12
500 - 549                    9.27
550 - 599                   21.11
600 - 649                   33.88
650 - 699                   24.53
700 - 749                    8.70
750 - 799                    2.25
800 +                        0.13


DTI
---
<25                          5.03
25 - 29.99                   5.41
30 - 34.99                   7.92
35 - 39.99                  12.70
40 - 44.99                  20.14
45 - 49.99                  36.82
50 - 54.99                  11.97
55 - 59.99                   0.00
60 +                         0.00
                           100.00

LTV
---
<=60                         8.24
60.01 - 65                   2.06
65.01 - 70                   3.12
70.01 - 75                   4.89
75.01 - 80                  48.58
80.01 - 85                  10.68
85.01 - 90                  18.43
90.01 - 95                   1.90
95.01 - 100                  2.10
> 100                        0.00
                           100.00

CLTV
----
<=60                         2.74
60.01 - 65                   2.06
65.01 - 70                   3.12
70.01 - 75                   4.89
75.01 - 80                  48.58
80.01 - 85                  10.69
85.01 - 90                  18.54
90.01 - 95                   2.31
95.01 - 100                  7.06
> 100                        0.00
                           100.00


Product
-------
< 2 yr Fixed Term
2 yr fixed hybrid           82.01
3 yr fixed hybrid            2.67
5 yr or longer hybrid        0.91
Fixed Rate                  14.41



I/O Term
--------
No IO Term                  76.56
2 yr                         0.00
3 yr                         0.00
5 yr                        23.44
> 5 yr                       0.00
                           100.00


Loan Balance
------------
< 50,000                     1.68
50,000 - 74,999              2.19
75,000 - 99,999              3.47
100,000 - 199,999           22.80
200,000 - 499,999           53.28
500,000 - 999,999           16.57
1,000,000 -                  0.00
                           100.00


Amortization Term
-----------------
< 15 years                   0.14
15 yr                        0.27
20 yr                        0.33
30 yr                       99.26
40 yr                        0.00
                           100.00


Maturity Term
-------------
< 15 years                   0.14
15 yr                        0.27
20 yr                        0.33
30 yr                       99.26
40 yr                        0.00
                           100.00


Property Type
-------------
Single Family               81.15
PUD                          0.00
Multi Family                12.32
Condo, Townhouse             6.52
Other                        0.01
MH                           0.00
                           100.00


Loan Purpose
------------
Purchase                    54.23
Cash Out Refi               45.15
Non Cash Out Refi            0.62
                           100.00


Geographic Distribution
-----------------------
California-Southern          16.86
New York                     12.10
California-Northern          11.26
Florida                      11.00
New Jersey                    7.32
Maryland                      4.82
Illinois                      4.30
Virginia                      3.93
Massachusetts                 3.64
Georgia                       2.89
Arizona                       1.94
Hawaii                        1.94
Nevada                        1.87
Minnesota                     1.58
Connecticut                   1.57
Michigan                      1.37
Washington                    1.26
Pennsylvania                  1.22
Texas                         1.17
Colorado                      1.12
North Carolina                0.82
Ohio                          0.62
District of Columbia          0.58
Wisconsin                     0.58
New Hampshire                 0.54
South Carolina                0.44
Tennessee                     0.41
Oregon                        0.38
Missouri                      0.35
Indiana                       0.33
Rhode Island                  0.29
Utah                          0.27
Delaware                      0.27
Idaho                         0.20
Kansas                        0.13
Arkansas                      0.09
Maine                         0.09
New Mexico                    0.09
Kentucky                      0.07
West Virginia                 0.06
Iowa                          0.06
Oklahoma                      0.06
Alaska                        0.05
Vermont                       0.04
Nebraska                      0.01
Wyoming                       0.01
Total:                      100.00

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650



2. Product Types

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Product                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Types                       Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
  LIBOR/5 Year Interest
  Only                        885   260,521,716          95.61     6.501        357         81.49         96.23       649      42.30
ARM - 3 Year/6 Month
  LIBOR/5 Year Interest
  Only                         42    11,974,003           4.39     6.392        357         79.73         89.08       670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650      42.19
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Range of                              Aggregate      Aggregate   Average    Average      Weighted      Weighted
Gross                   Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Interest                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                   Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%               198    67,390,125          24.73     5.756        357         79.90         94.43       663      42.25
6.000% - 6.999%               529   154,026,447          56.52     6.493        357         81.12         96.13       649      42.19
7.000% - 7.999%               175    46,640,265          17.12     7.411        357         83.57         97.08       635      42.14
8.000% - 8.999%                24     4,379,383           1.61     8.220        357         91.77         99.14       632      41.78
9.000% - 9.999%                 1        59,500           0.02     9.500        356        100.00        100.00       655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



4. Range of Cut-off Date Principal Balances ($)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Range of                              Aggregate      Aggregate   Average    Average      Weighted      Weighted
Cut-off                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Date Principal           Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Balances ($)                Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000               2       119,500           0.04     8.872        356        100.00        100.00       639     49.05
$75,001 - $100,000             23     1,986,491           0.73     7.150        357         82.07         98.87       629     41.04
$100,001 - $125,000            70     7,825,440           2.87     7.020        357         81.42         97.37       628     42.43
$125,001 - $150,000            66     9,152,915           3.36     6.836        357         80.11         97.12       640     43.26
$150,001 - $175,000            80    12,907,035           4.74     6.599        357         81.52         96.41       628     42.75
$175,001 - $200,000            78    14,684,899           5.39     6.543        357         81.25         98.51       645     41.59
$200,001 - $225,000            68    14,462,009           5.31     6.496        357         81.84         97.78       642     42.60
$225,001 - $250,000            59    13,999,742           5.14     6.407        357         81.26         97.08       646     42.92
$250,001 - $275,000            53    13,960,439           5.12     6.494        357         81.66         95.83       659     40.13
$275,001 - $300,000            61    17,514,829           6.43     6.456        357         82.12         94.94       646     42.22
$300,001 - $325,000            46    14,389,996           5.28     6.553        357         82.60         94.70       637     43.00
$325,001 - $350,000            41    13,823,538           5.07     6.356        357         81.89         95.18       652     42.55
$350,001 - $375,000            40    14,491,506           5.32     6.440        357         81.93         93.80       645     41.60
$375,001 - $400,000            34    13,147,434           4.82     6.317        357         81.11         95.61       654     41.73
$400,001 - $425,000            24     9,937,344           3.65     6.478        357         82.16         97.12       649     43.08
$425,001 - $450,000            28    12,282,991           4.51     6.049        357         81.25         94.81       665     42.58
$450,001 - $475,000            20     9,229,278           3.39     6.743        357         80.90         97.15       655     45.06
$475,001 - $500,000            24    11,657,760           4.28     6.296        357         81.15         95.28       661     40.96
$500,001 - $750,000           106    63,737,822          23.39     6.541        357         81.09         96.29       658     42.27
$750,001 - $1,000,000           4     3,184,750           1.17     5.965        357         76.82         76.82       664     33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954



5. Original Terms (month)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
Original                Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Terms                    Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
(month)                     Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                             2       848,300           0.31     6.169        355         79.80         93.00       645     47.34
360                           925   271,647,419          99.69     6.497        357         81.42         95.93       650     42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Range of                              Aggregate      Aggregate   Average    Average      Weighted      Weighted
Remaining               Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Terms                    Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
(month)                     Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                     927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357



7. Range of Combined Original LTV Ratios (%)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Range of                              Aggregate      Aggregate   Average    Average      Weighted      Weighted
Combined                Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Original                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
LTV Ratios (%)              Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                 1       165,000           0.06     5.500        357         50.00         50.00       688     44.98
50.01% - 55.00%                 2       288,288           0.11     5.442        357         52.95         52.95       669     30.98
55.01% - 60.00%                 1       116,000           0.04     6.750        357         58.00         58.00       579     34.14
60.01% - 65.00%                 4     1,328,999           0.49     7.228        356         62.33         71.20       665     31.28
65.01% - 70.00%                 5     1,461,599           0.54     6.180        357         70.00         70.00       615     45.38
70.01% - 75.00%                16     6,681,655           2.45     5.955        357         74.14         75.75       650     36.05
75.01% - 80.00%               703   207,569,682          76.17     6.429        357         79.95         98.07       654     42.21
80.01% - 85.00%                72    20,144,623           7.39     6.517        357         84.26         88.02       628     41.41
85.01% - 90.00%                91    25,638,493           9.41     6.801        357         89.37         92.97       632     44.71
90.01% - 95.00%                11     3,743,401           1.37     7.107        357         94.83         94.83       627     45.49
95.01% - 100.00%               21     5,357,979           1.97     7.791        357        100.00        100.00       655     40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



8. Range of Gross Margins (%)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Range                                 Aggregate      Aggregate   Average    Average      Weighted      Weighted
of                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Gross                    Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Margins (%)                 Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                 1       301,500           0.11     6.950        357         90.00         90.00       648     41.25
4.001% - 4.500%                 4     1,208,560           0.44     5.175        357         77.00         91.00       691     43.78
4.501% - 5.000%                59    19,679,495           7.22     5.498        357         79.51         94.03       668     42.91
5.001% - 5.500%               207    69,778,106          25.61     5.951        357         80.38         95.69       659     42.05
5.501% - 6.000%               294    85,806,843          31.49     6.417        357         80.96         95.45       646     42.44
6.001% - 6.500%               203    55,871,070          20.50     6.902        357         81.83         96.81       646     41.76
6.501% - 7.000%               159    39,850,145          14.62     7.581        357         84.64         97.22       637     42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%



9. Range of Minimum Mortgage Rates (%)

                                                 % of Mortgage
Range                                             Loan Pool by  Weighted   Weighted
of                                    Aggregate      Aggregate   Average    Average      Weighted      Weighted
Minimum                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Mortgage                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                   Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                38    11,861,396           4.35     5.381        357         78.64         91.06       674     42.25
5.501% - 6.000%               180    61,500,578          22.57     5.851        357         80.25         95.42       659     42.31
6.001% - 6.500%               293    88,773,782          32.58     6.328        357         80.92         96.00       649     42.56
6.501% - 7.000%               227    62,077,164          22.78     6.798        357         81.36         96.31       648     41.35
7.001% - 7.500%               108    28,563,892          10.48     7.269        357         83.73         97.19       636     42.59
7.501% - 8.000%                60    16,341,673           6.00     7.767        357         84.22         96.58       635     41.91
8.001% - 8.500%                17     2,946,735           1.08     8.230        357         92.00         98.72       622     44.31
8.501% - 9.000%                 3       371,000           0.14     8.774        357        100.00        100.00       664     38.09
9.001% - 9.500%                 1        59,500           0.02     9.500        356        100.00        100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%



10. Range of Maximum Mortgage Rates (%)

                                                 % of Mortgage
Range                                             Loan Pool by  Weighted   Weighted
of                                    Aggregate      Aggregate   Average    Average      Weighted      Weighted
Maximum                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Mortgage                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                   Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%              38    11,861,396           4.35     5.381        357         78.64         91.06       674     42.25
11.501% - 12.000%             175    59,090,978          21.69     5.856        357         80.14         95.44       659     42.74
12.001% - 12.500%             291    87,900,590          32.26     6.330        357         80.95         96.01       649     42.50
12.501% - 13.000%             227    62,812,464          23.05     6.759        357         81.37         96.26       649     40.82
13.001% - 13.500%             107    28,309,374          10.39     7.234        357         83.32         97.02       634     42.56
13.501% - 14.000%              65    18,015,973           6.61     7.672        357         84.17         96.55       638     42.44
14.001% - 14.500%              20     4,074,445           1.50     7.962        357         91.29         99.08       634     45.22
14.501% - 15.000%               3       371,000           0.14     8.774        357        100.00        100.00       664     38.09
15.001% - 15.500%               1        59,500           0.02     9.500        356        100.00        100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  11.150%
Maximum: 15.500%
Non-Zero Weighted  Average: 12.518%



11. Initial Cap (%)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
                         Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Initial Cap (%)             Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                         912   266,410,917          97.77     6.499        357         81.36         95.91       650     42.21
3.00%                          15     6,084,802           2.23     6.354        355         83.69         96.34       658     41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%



12. Periodic Cap (%)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Periodic                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Cap (%)                     Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                         927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Next                                  Aggregate      Aggregate   Average    Average      Weighted      Weighted
Rate                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Adjustment               Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Date                        Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                          1       273,200           0.10     6.990        354         80.00        100.00       656     48.63
May-07                          7     2,832,102           1.04     6.301        355         88.00         94.24       633     43.10
Jun-07                        135    40,627,799          14.91     6.466        356         80.71         95.92       654     42.28
Jul-07                        742   216,788,616          79.56     6.509        357         81.55         96.32       648     42.29
May-08                          2       305,100           0.11     6.964        354         85.52         94.48       703     38.66
Jun-08                          6     1,950,345           0.72     7.004        356         74.78         88.73       702     38.94
Jul-08                         34     9,718,558           3.57     6.251        357         80.55         88.99       662     40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12



14. Geographical Distribution

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Geographical             Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Distribution                Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                    347   132,719,045          48.71     6.352        357         80.64         95.39       653     42.51
Florida                        91    21,563,743           7.91     6.653        357         82.37         95.33       646     40.13
New York                       37    14,309,253           5.25     6.481        357         80.88         93.43       654     43.28
Maryland                       52    13,697,352           5.03     6.492        357         83.40         97.33       639     41.71
Virginia                       32    10,543,822           3.87     6.552        357         82.03         96.95       667     42.28
New Jersey                     35     9,464,497           3.47     6.967        357         86.60         96.25       641     41.48
Massachusetts                  29     8,350,570           3.06     6.574        357         81.93         97.39       664     43.96
Colorado                       41     7,521,668           2.76     6.523        357         80.25         99.75       644     43.85
Hawaii                         18     7,127,817           2.62     6.225        357         80.77         98.78       678     40.87
Georgia                        41     6,807,932           2.50     6.861        357         82.07         98.21       637     42.09
Nevada                         23     5,902,425           2.17     6.737        357         81.50         95.87       639     39.97
Other                         181    34,487,595          12.66     6.733        357         81.73         96.17       637     42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37



15. Occupancy

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
                         Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Occupancy                   Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                       926   272,196,318          99.89     6.497        357         81.40         95.92       650     42.19
Second Home                     1       299,401           0.11     5.900        357         90.00        100.00       790     48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Property                 Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Types                       Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family
Residence                     807   237,644,415          87.21     6.484        357         81.34         95.75       649     41.92
Condo                          81    20,058,030           7.36     6.529        357         82.07         97.24       648     44.18
2-4 Family                     39    14,793,274           5.43     6.642        357         81.64         96.88       666     43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Loan                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Purpose                     Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      659   192,943,557          70.81     6.515        357         80.89         98.41       656     42.16
Refinance -
  Cashout                     264    78,278,851          28.73     6.438        357         82.63         89.73       634     42.16
Refinance -
  Rate Term                     4     1,273,311           0.47     7.260        357         86.45        100.00       608     48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Documentation            Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Level                       Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            806   221,383,446          81.24     6.400        357         81.65         95.73       643     42.30
Stated Documentation          111    47,562,205          17.45     6.900        357         79.45         97.02       681     41.99
Easy Documentation             10     3,550,069           1.30     7.092        357         92.83         92.83       650     38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
Original                              Aggregate      Aggregate   Average    Average      Weighted      Weighted
Prepayment              Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Penalty                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Term (months)               Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                             138    34,203,385          12.55     6.913        357         82.50         96.93       648     41.51
12                             71    26,245,630           9.63     6.691        357         81.21         96.17       659     42.63
24                            642   192,481,721          70.64     6.428        357         81.17         96.09       650     42.26
36                             76    19,564,984           7.18     6.177        357         82.19         92.12       643     42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24



20. Lien Position

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Lien                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Position                    Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                      927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                 % of Mortgage
                                                  Loan Pool by  Weighted   Weighted
                                      Aggregate      Aggregate   Average    Average      Weighted      Weighted
                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
FICO                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Score                       Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                      15     2,932,279           1.08     6.983        357         80.36         96.97       578     38.19
581 - 600                     176    42,382,257          15.55     6.730        357         81.94         95.67       591     42.72
601 - 620                     135    36,177,538          13.28     6.663        357         82.39         93.97       610     41.71
621 - 640                     135    39,911,710          14.65     6.419        357         82.13         94.32       630     43.46
641 - 660                     145    44,639,148          16.38     6.357        357         81.42         95.58       650     42.36
661 - 680                     113    41,479,033          15.22     6.573        357         81.03         97.48       669     41.18
681 - 700                      89    25,537,755           9.37     6.354        357         79.59         96.61       689     41.65
701 - 720                      56    20,411,967           7.49     6.279        357         80.77         98.37       709     42.33
721 - 740                      26     7,899,091           2.90     6.351        357         80.86         96.31       730     45.06
741 - 760                      18     5,632,183           2.07     6.304        357         80.68         95.85       750     37.99
761 - 780                      12     3,925,613           1.44     6.245        357         81.31        100.00       768     44.81
781 - 800                       6     1,347,145           0.49     6.567        357         82.22        100.00       793     36.00
801 >=                          1       220,000           0.08     5.850        357         80.00        100.00       813     45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                        927   272,495,719         100.00     6.496        357         81.41         95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617



2. Product Types

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Product                   Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Types                        Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                  15       116,471           0.03    12.034         57         94.13         94.13       577     43.39
Fixed - 10 Year                151     1,488,153           0.40    11.891        117         95.32         95.32       588     40.75
Fixed - 15 Year                105     2,677,835           0.72    10.340        177         86.62         86.62       625     39.98
Fixed - 20 Year                 92     2,673,810           0.72     9.951        237         92.85         92.85       630     40.82
Fixed - 25 Year                  1       326,724           0.09     6.475        296         90.00         90.00       725     54.48
Fixed - 30 Year                977    75,117,423          20.27     9.423        357         93.15         93.43       647     42.55
ARM - 2 Year/
  6 Month LIBOR                842   194,485,281          52.49     7.903        357         78.76         80.96       596     42.52
ARM - 2 Year/
  6 Month LIBOR/
  5 Year Interest Only         231    83,491,452          22.53     6.658        357         82.97         93.71       636     42.23
ARM - 3 Year/6
  Month LIBOR                   15     3,034,639           0.82     7.920        357         83.00         84.04       621     43.33
ARM - 3 Year/
  6 Month LIBOR/
  5 Year Interest Only          12     4,587,800           1.24     6.825        357         77.08         83.42       648     38.27
ARM - 5 Year/
  6 Month LIBOR                  5     2,504,096           0.68     7.018        357         86.08         86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Range of                               Aggregate      Aggregate   Average    Average      Weighted      Weighted
Gross                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Interest                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                    Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                 60    25,839,729           6.97     5.785        357         77.37         85.41       642     40.32
6.000% - 6.999%                254    92,644,489          25.01     6.623        356         78.72         86.24       635     42.37
7.000% - 7.999%                347    93,843,984          25.33     7.568        357         80.49         83.84       610     42.84
8.000% - 8.999%                485    77,572,155          20.94     8.498        356         83.35         84.88       595     42.68
9.000% - 9.999%                528    42,879,848          11.57     9.512        354         91.55         92.34       630     42.58
10.000% - 10.999%              406    25,617,759           6.91    10.527        345         92.70         92.95       610     42.48
11.000% - 11.999%              234    10,179,541           2.75    11.328        328         92.83         92.89       599     41.62
12.000% - 12.999%              122     1,817,567           0.49    12.308        197         86.62         86.62       592     36.94
13.000% - 13.999%               10       108,610           0.03    13.313        139         90.70         90.70       618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%



4. Range of Cut-off Date Principal Balances ($)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Range of                               Aggregate      Aggregate   Average    Average      Weighted      Weighted
Cut-off                  Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Date Principal            Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Balances ($)                 Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   323     4,484,717           1.21    11.211        183         96.97         96.97       613     40.49
$25,001 - $50,000              413    14,982,825           4.04    10.005        346         99.40         99.40       647     41.99
$50,001 - $75,000              364    22,521,536           6.08     9.636        353         92.24         94.51       632     41.31
$75,001 - $100,000             274    23,800,125           6.42     9.133        355         88.23         89.96       617     42.06
$100,001 - $125,000            185    20,589,832           5.56     8.998        356         87.07         89.68       615     42.24
$125,001 - $150,000            124    17,079,401           4.61     8.710        355         82.93         84.71       610     41.91
$150,001 - $175,000            103    16,668,936           4.50     8.399        354         79.11         80.52       600     42.40
$175,001 - $200,000             90    16,837,464           4.54     8.233        355         76.38         77.81       602     41.69
$200,001 - $225,000             63    13,427,635           3.62     7.582        357         76.54         79.91       596     42.42
$225,001 - $250,000             58    13,809,127           3.73     8.052        357         74.77         77.22       572     43.04
$250,001 - $275,000             47    12,273,999           3.31     7.621        357         79.10         80.99       587     43.61
$275,001 - $300,000             41    11,836,156           3.19     7.302        357         78.93         82.19       608     44.61
$300,001 - $325,000             35    10,945,268           2.95     7.371        357         82.69         84.56       587     44.75
$325,001 - $350,000             40    13,477,063           3.64     7.283        355         80.44         83.96       604     44.27
$350,001 - $375,000             25     9,057,986           2.44     7.335        357         79.08         80.10       586     41.08
$375,001 - $400,000             28    10,847,337           2.93     7.417        357         81.58         87.27       620     43.82
$400,001 - $425,000             23     9,495,361           2.56     7.497        357         83.48         84.80       606     43.90
$425,001 - $450,000             23    10,119,813           2.73     7.652        357         85.73         87.92       633     45.18
$450,001 - $475,000             19     8,800,358           2.38     7.312        357         84.37         88.30       623     41.88
$475,001 - $500,000             17     8,252,125           2.23     7.391        357         82.79         85.42       624     44.08
$500,001 - $750,000            142    93,447,625          25.22     7.092        357         80.98         89.09       634     42.15
$750,001 - $1,000,000            9     7,748,995           2.09     6.002        357         77.59         80.81       659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $151,473





5. Original Terms (month)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
Original                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Terms                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
(month)                      Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                              15       116,471           0.03    12.034         57         94.13         94.13       577     43.39
120                            151     1,488,153           0.40    11.891        117         95.32         95.32       588     40.75
180                            105     2,677,835           0.72    10.340        177         86.62         86.62       625     39.98
240                             92     2,673,810           0.72     9.951        237         92.85         92.85       630     40.82
300                              1       326,724           0.09     6.475        296         90.00         90.00       725     54.48
359                              1       680,000           0.18     6.050        355         77.27         93.74       630     49.78
360                          2,081   362,540,691          97.85     7.915        357         82.78         86.55       617     42.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 357



6. Range of Remaining Terms (month)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Range of                               Aggregate      Aggregate   Average    Average      Weighted      Weighted
Remaining                Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Terms                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
(month)                      Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                          15       116,471           0.03    12.034         57         94.13         94.13       577     43.39
61 - 120                       151     1,488,153           0.40    11.891        117         95.32         95.32       588     40.75
121 - 180                      105     2,677,835           0.72    10.340        177         86.62         86.62       625     39.98
181 - 240                       92     2,673,810           0.72     9.951        237         92.85         92.85       630     40.82
241 - 300                        1       326,724           0.09     6.475        296         90.00         90.00       725     54.48
301 - 360                    2,082   363,220,691          98.03     7.912        357         82.77         86.56       617     42.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 354



7. Range of Combined Original LTV Ratios (%)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Range of                               Aggregate      Aggregate   Average    Average      Weighted      Weighted
Combined                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Original                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
LTV Ratios (%)               Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                  1        50,345           0.01    10.990        357         12.00         12.00       526     21.78
15.01% - 20.00%                  1       100,732           0.03     6.650        357         19.80         19.80       604     47.44
20.01% - 25.00%                  2       228,425           0.06     7.076        236         23.01         23.01       630     35.79
25.01% - 30.00%                  6       624,031           0.17     8.673        357         27.76         27.76       593     34.13
30.01% - 35.00%                  6     1,038,479           0.28     8.293        357         32.49         32.49       597     42.37
35.01% - 40.00%                 12     1,507,742           0.41     7.800        332         37.58         37.58       600     44.64
40.01% - 45.00%                 14     2,173,832           0.59     7.851        357         43.07         43.68       570     44.37
45.01% - 50.00%                 22     3,238,855           0.87     7.520        357         48.05         48.05       584     37.30
50.01% - 55.00%                 40     8,175,301           2.21     7.085        351         53.15         53.15       589     42.96
55.01% - 60.00%                 66    14,733,185           3.98     7.495        356         58.23         59.15       587     41.33
60.01% - 65.00%                 43     9,438,489           2.55     8.898        357         63.93         65.24       582     43.84
65.01% - 70.00%                 64    15,591,589           4.21     8.709        357         69.29         69.57       566     43.60
70.01% - 75.00%                 84    22,174,420           5.98     7.655        357         74.05         75.22       590     40.94
75.01% - 80.00%                338   106,107,509          28.64     7.075        357         79.70         90.50       627     42.01
80.01% - 85.00%                184    45,130,122          12.18     7.538        356         84.53         85.67       573     42.56
85.01% - 90.00%                227    47,530,724          12.83     7.637        355         89.70         92.28       627     44.27
90.01% - 95.00%                244    10,539,734           2.84     8.874        313         94.84         94.84       627     43.28
95.01% - 100.00%             1,092    82,120,169          22.16     9.424        350         99.94         99.94       655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%



8. Range of Gross Margins (%)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Range                                  Aggregate      Aggregate   Average    Average      Weighted      Weighted
of                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Gross                     Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Margins (%)                  Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
4.501% - 5.000%                 15     6,073,712           1.64     5.526        357         75.79         86.18       650     41.25
5.001% - 5.500%                 55    23,315,586           6.29     5.903        357         78.47         86.91       636     41.15
5.501% - 6.000%                107    43,175,189          11.65     6.441        357         78.98         87.90       640     40.81
6.001% - 6.500%                147    49,209,818          13.28     6.937        357         79.98         86.77       624     43.11
6.501% - 7.000%                781   166,328,963          44.89     8.268        357         80.74         83.01       592     42.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%



9. Range of Minimum Mortgage Rates (%)

                                                  % of Mortgage
Range                                              Loan Pool by  Weighted   Weighted
of                                     Aggregate      Aggregate   Average    Average      Weighted      Weighted
Minimum                  Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Mortgage                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                    Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                  9     3,348,722           0.90     5.445        357         75.60         80.30       657     38.13
5.501% - 6.000%                 52    22,537,778           6.08     5.837        357         77.72         86.70       637     40.85
6.001% - 6.500%                 82    34,869,802           9.41     6.346        357         79.16         89.47       640     41.44
6.501% - 7.000%                150    51,309,193          13.85     6.827        357         79.16         85.69       628     42.46
7.001% - 7.500%                126    40,087,694          10.82     7.303        357         80.87         84.59       614     42.77
7.501% - 8.000%                193    49,146,866          13.26     7.809        357         81.69         84.80       605     43.04
8.001% - 8.500%                165    38,099,003          10.28     8.264        357         82.88         84.42       590     43.28
8.501% - 9.000%                163    26,599,598           7.18     8.785        357         81.66         83.48       580     42.79
9.001% - 9.500%                 66     9,198,034           2.48     9.276        357         80.18         82.07       561     42.48
9.501% - 10.000%                52     5,763,028           1.56     9.803        357         73.63         75.55       545     41.31
10.001% - 10.500%               17     1,863,146           0.50    10.308        357         73.02         75.72       538     37.24
10.501% - 11.000%               19     3,598,837           0.97    10.782        357         67.19         67.19       551     44.28
11.001% - 11.500%                3       533,880           0.14    11.310        357         68.32         68.32       580     37.95
11.501% - 12.000%                6       984,319           0.27    11.728        357         66.79         67.39       551     39.09
12.001% - 12.500%                2       163,367           0.04    12.282        357         66.99         66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%



10. Range of Maximum Mortgage Rates (%)

                                                  % of Mortgage
Range                                              Loan Pool by  Weighted   Weighted
of                                     Aggregate      Aggregate   Average    Average      Weighted      Weighted
Maximum                  Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Mortgage                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Rates (%)                    Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                9     3,348,722           0.90     5.445        357         75.60         80.30       657     38.13
11.501% - 12.000%               50    21,939,580           5.92     5.837        357         78.33         87.56       637     40.88
12.001% - 12.500%               79    33,293,898           8.99     6.354        357         79.89         90.35       641     41.29
12.501% - 13.000%              147    49,784,771          13.44     6.820        357         78.77         85.25       629     42.26
13.001% - 13.500%              124    40,489,960          10.93     7.259        357         80.21         84.17       614     42.85
13.501% - 14.000%              190    49,456,372          13.35     7.761        357         81.86         85.17       607     43.15
14.001% - 14.500%              164    37,403,758          10.10     8.233        357         82.59         84.14       591     43.06
14.501% - 15.000%              167    27,310,458           7.37     8.717        357         81.63         83.48       579     42.68
15.001% - 15.500%               71    10,949,631           2.96     9.107        357         81.40         83.05       567     43.39
15.501% - 16.000%               54     6,622,269           1.79     9.644        357         73.87         75.54       547     42.53
16.001% - 16.500%               17     1,926,621           0.52    10.245        357         73.67         76.28       537     37.78
16.501% - 17.000%               20     3,625,295           0.98    10.714        357         67.09         67.09       547     43.26
17.001% - 17.500%                4       587,691           0.16    11.213        356         68.01         68.01       576     35.59
17.501% - 18.000%                7     1,200,875           0.32    11.588        357         67.37         67.86       557     41.29
18.001% - 18.500%                2       163,367           0.04    12.282        357         66.99         66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%



11. Initial Cap (%)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
                          Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Initial Cap (%)              Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
2.00%                        1,067   277,217,985          74.82     7.518        357         80.21         85.01       610     42.29
3.00%                           38    10,885,283           2.94     7.518        356         76.15         78.60       595     44.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%



12. Periodic Cap (%)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Periodic                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Cap (%)                      Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
1.50%                        1,105   288,103,268          77.76     7.518        357         80.06         84.77       609     42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



13. Next Rate Adjustment Date

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Next                                   Aggregate      Aggregate   Average    Average      Weighted      Weighted
Rate                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Adjustment                Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Date                         Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans             1,341    82,400,416          22.24     9.506        342         92.96         93.21       645     42.43
Apr-07                           5       838,633           0.23     8.497        354         95.57         96.37       664     42.48
May-07                          14     3,885,178           1.05     7.541        355         77.85         78.43       604     42.79
Jun-07                         149    40,411,772          10.91     7.555        356         79.08         84.07       601     43.81
Jul-07                         905   232,841,150          62.84     7.521        357         80.17         84.97       609     42.19
Jun-08                           4     1,131,099           0.31     7.891        356         66.48         78.75       647     35.14
Jul-08                          23     6,491,339           1.75     7.151        357         81.70         84.53       636     41.18
Jul-10                           5     2,504,096           0.68     7.018        357         86.08         86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-15



14. Geographical Distribution

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Geographical              Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Distribution                 Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                     479   110,492,316          29.82     7.565        355         82.14         87.06       621     43.69
New York                       211    48,471,463          13.08     7.818        354         82.10         85.68       633     43.21
Florida                        302    41,696,714          11.25     7.984        354         81.77         84.16       608     40.61
New Jersey                     144    27,020,455           7.29     8.374        353         82.17         83.69       618     41.77
Massachusetts                   89    15,878,772           4.29     8.047        354         81.94         84.51       622     44.12
Virginia                        81    15,789,340           4.26     7.858        355         80.41         85.99       620     41.20
Maryland                       112    15,415,687           4.16     8.082        354         85.36         86.09       601     43.75
Illinois                       118    11,460,835           3.09     8.403        352         87.09         89.42       612     40.21
Georgia                        115     7,778,678           2.10     8.934        346         86.70         89.86       595     37.38
Hawaii                          34     7,496,602           2.02     7.483        357         83.99         94.28       663     41.01
Connecticut                     47     6,585,953           1.78     7.900        353         81.09         82.71       618     45.64
Other                          714    62,416,870          16.85     8.407        350         85.18         89.04       604     41.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42



15. Occupancy

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
                          Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Occupancy                    Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                      2,235   330,678,754          89.25     7.952        353         83.12         87.08       616     42.40
Investment                     190    33,876,291           9.14     7.969        354         82.26         84.14       635     42.24
Second Home                     21     5,948,640           1.61     8.341        354         76.07         76.53       595     43.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Property                  Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Types                        Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence      1,995   288,372,680          77.83     8.012        354         82.92         86.48       612     42.15
2-4 Family                     252    55,473,156          14.97     7.705        353         82.10         87.08       636     44.11
Condo                          198    26,530,513           7.16     7.915        354         84.75         87.57       635     41.43
Modular                          1       127,335           0.03    10.150        357         75.00         75.00       517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Loan                      Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Purpose                      Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout          1,025   198,052,282          53.45     7.710        355         78.56         80.50       597     42.68
Purchase                     1,411   170,077,750          45.90     8.253        352         88.18         93.97       641     42.02
Refinance - Rate Term           10     2,373,652           0.64     7.844        353         71.21         74.28       575     45.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Documentation             Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Level                        Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation           1,750   241,612,494          65.21     7.800        353         84.25         87.84       609     42.40
Stated Documentation           663   120,446,516          32.51     8.293        355         80.07         84.28       635     42.73
Easy Documentation              33     8,444,674           2.28     7.787        354         85.74         86.10       610     37.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
Original                               Aggregate      Aggregate   Average    Average      Weighted      Weighted
Prepayment               Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Penalty                   Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Term (months)                Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                              668    79,212,078          21.38     8.543        351         85.33         87.87       627     42.05
12                             280    55,505,499          14.98     7.971        354         82.49         86.16       625     42.08
24                           1,287   203,557,343          54.94     7.800        354         82.74         87.24       614     42.46
36                             211    32,228,765           8.70     7.516        354         78.99         80.73       602     43.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
Lien                      Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Position                     Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                     1,205   306,637,199          82.76     7.524        356         79.51         84.00       610     42.37
2nd Lien                     1,241    63,866,485          17.24    10.050        340         99.32         99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                  % of Mortgage
                                                   Loan Pool by  Weighted   Weighted
                                       Aggregate      Aggregate   Average    Average      Weighted      Weighted
                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining       Average       Average  Weighted  Weighted
FICO                      Mortgage     Principal      Principal  Interest       Term      Combined  Original LTV   Average   Average
Score                        Loans       Balance        Balance      Rate   (months)  Original LTV          w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                        3       508,349           0.14     8.072        357         58.77         58.77       500     45.09
501 - 520                       97    20,219,754           5.46     8.873        357         72.06         72.54       512     43.27
521 - 540                      141    30,970,164           8.36     8.286        357         76.63         77.54       531     44.03
541 - 560                      168    24,711,480           6.67     8.149        352         75.86         77.17       550     43.47
561 - 580                      207    23,260,050           6.28     8.203        347         76.63         79.47       570     41.87
581 - 600                      319    41,480,748          11.20     7.939        352         81.92         86.22       591     42.79
601 - 620                      304    52,875,554          14.27     7.596        354         84.13         87.84       610     40.98
621 - 640                      371    51,127,718          13.80     8.000        352         85.21         89.21       631     41.77
641 - 660                      289    39,296,416          10.61     7.780        354         87.35         90.71       650     41.93
661 - 680                      235    34,325,950           9.26     7.957        354         88.63         94.01       670     42.91
681 - 700                      117    16,657,523           4.50     7.906        356         87.34         93.77       689     42.35
701 - 720                       88    16,716,217           4.51     7.326        354         87.06         94.86       710     42.48
721 - 740                       39     5,884,904           1.59     7.924        351         90.50         93.42       731     40.70
741 - 760                       40     7,331,631           1.98     8.010        356         88.12         96.54       748     42.95
761 - 780                       17     3,265,067           0.88     7.548        355         84.15         87.77       770     43.00
781 - 800                        8     1,219,215           0.33     7.452        354         87.74        100.00       787     45.45
801 >=                           3       652,944           0.18     7.348        357         90.72         95.36       808     52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                       2,446   370,503,684         100.00     7.960        354         82.93         86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 617

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               885         260,521,716               95.61      6.501         357          81.49
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                42          11,974,003                4.39      6.392         357          79.73
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                96.23        649      42.30
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                89.08        670      39.86
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      198          67,390,125               24.73      5.756         357          79.90
6.000% - 6.999%                      529         154,026,447               56.52      6.493         357          81.12
7.000% - 7.999%                      175          46,640,265               17.12      7.411         357          83.57
8.000% - 8.999%                       24           4,379,383                1.61      8.220         357          91.77
9.000% - 9.999%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       94.43        663      42.25
6.000% - 6.999%                       96.13        649      42.19
7.000% - 7.999%                       97.08        635      42.14
8.000% - 8.999%                       99.14        632      41.78
9.000% - 9.999%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                      2             119,500                0.04      8.872         356         100.00
$75,001 - $100,000                    23           1,986,491                0.73      7.150         357          82.07
$100,001 - $125,000                   70           7,825,440                2.87      7.020         357          81.42
$125,001 - $150,000                   66           9,152,915                3.36      6.836         357          80.11
$150,001 - $175,000                   80          12,907,035                4.74      6.599         357          81.52
$175,001 - $200,000                   78          14,684,899                5.39      6.543         357          81.25
$200,001 - $225,000                   68          14,462,009                5.31      6.496         357          81.84
$225,001 - $250,000                   59          13,999,742                5.14      6.407         357          81.26
$250,001 - $275,000                   53          13,960,439                5.12      6.494         357          81.66
$275,001 - $300,000                   61          17,514,829                6.43      6.456         357          82.12
$300,001 - $325,000                   46          14,389,996                5.28      6.553         357          82.60
$325,001 - $350,000                   41          13,823,538                5.07      6.356         357          81.89
$350,001 - $375,000                   40          14,491,506                5.32      6.440         357          81.93
$375,001 - $400,000                   34          13,147,434                4.82      6.317         357          81.11
$400,001 - $425,000                   24           9,937,344                3.65      6.478         357          82.16
$425,001 - $450,000                   28          12,282,991                4.51      6.049         357          81.25
$450,001 - $475,000                   20           9,229,278                3.39      6.743         357          80.90
$475,001 - $500,000                   24          11,657,760                4.28      6.296         357          81.15
$500,001 - $750,000                  106          63,737,822               23.39      6.541         357          81.09
$750,001 - $1,000,000                  4           3,184,750                1.17      5.965         357          76.82
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$50,001 - $75,000                    100.00        639      49.05
$75,001 - $100,000                    98.87        629      41.04
$100,001 - $125,000                   97.37        628      42.43
$125,001 - $150,000                   97.12        640      43.26
$150,001 - $175,000                   96.41        628      42.75
$175,001 - $200,000                   98.51        645      41.59
$200,001 - $225,000                   97.78        642      42.60
$225,001 - $250,000                   97.08        646      42.92
$250,001 - $275,000                   95.83        659      40.13
$275,001 - $300,000                   94.94        646      42.22
$300,001 - $325,000                   94.70        637      43.00
$325,001 - $350,000                   95.18        652      42.55
$350,001 - $375,000                   93.80        645      41.60
$375,001 - $400,000                   95.61        654      41.73
$400,001 - $425,000                   97.12        649      43.08
$425,001 - $450,000                   94.81        665      42.58
$450,001 - $475,000                   97.15        655      45.06
$475,001 - $500,000                   95.28        661      40.96
$500,001 - $750,000                   96.29        658      42.27
$750,001 - $1,000,000                 76.82        664      33.13
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
359                                    2             848,300                0.31      6.169         355          79.80
360                                  925         271,647,419               99.69      6.497         357          81.42
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
359                                   93.00        645      47.34
360                                   95.93        650      42.18
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
301 - 360                            927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
301 - 360                             95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                        1             165,000                0.06      5.500         357          50.00
50.01% - 55.00%                        2             288,288                0.11      5.442         357          52.95
55.01% - 60.00%                        1             116,000                0.04      6.750         357          58.00
60.01% - 65.00%                        4           1,328,999                0.49      7.228         356          62.33
65.01% - 70.00%                        5           1,461,599                0.54      6.180         357          70.00
70.01% - 75.00%                       16           6,681,655                2.45      5.955         357          74.14
75.01% - 80.00%                      703         207,569,682               76.17      6.429         357          79.95
80.01% - 85.00%                       72          20,144,623                7.39      6.517         357          84.26
85.01% - 90.00%                       91          25,638,493                9.41      6.801         357          89.37
90.01% - 95.00%                       11           3,743,401                1.37      7.107         357          94.83
95.01% - 100.00%                      21           5,357,979                1.97      7.791         357         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
45.01% - 50.00%                       50.00        688      44.98
50.01% - 55.00%                       52.95        669      30.98
55.01% - 60.00%                       58.00        579      34.14
60.01% - 65.00%                       71.20        665      31.28
65.01% - 70.00%                       70.00        615      45.38
70.01% - 75.00%                       75.75        650      36.05
75.01% - 80.00%                       98.07        654      42.21
80.01% - 85.00%                       88.02        628      41.41
85.01% - 90.00%                       92.97        632      44.71
90.01% - 95.00%                       94.83        627      45.49
95.01% - 100.00%                     100.00        655      40.38
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                        1             301,500                0.11      6.950         357          90.00
4.001% - 4.500%                        4           1,208,560                0.44      5.175         357          77.00
4.501% - 5.000%                       59          19,679,495                7.22      5.498         357          79.51
5.001% - 5.500%                      207          69,778,106               25.61      5.951         357          80.38
5.501% - 6.000%                      294          85,806,843               31.49      6.417         357          80.96
6.001% - 6.500%                      203          55,871,070               20.50      6.902         357          81.83
6.501% - 7.000%                      159          39,850,145               14.62      7.581         357          84.64
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
1.000% - 3.500%                       90.00        648      41.25
4.001% - 4.500%                       91.00        691      43.78
4.501% - 5.000%                       94.03        668      42.91
5.001% - 5.500%                       95.69        659      42.05
5.501% - 6.000%                       95.45        646      42.44
6.001% - 6.500%                       96.81        646      41.76
6.501% - 7.000%                       97.22        637      42.11
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                       38          11,861,396                4.35      5.381         357          78.64
5.501% - 6.000%                      180          61,500,578               22.57      5.851         357          80.25
6.001% - 6.500%                      293          88,773,782               32.58      6.328         357          80.92
6.501% - 7.000%                      227          62,077,164               22.78      6.798         357          81.36
7.001% - 7.500%                      108          28,563,892               10.48      7.269         357          83.73
7.501% - 8.000%                       60          16,341,673                6.00      7.767         357          84.22
8.001% - 8.500%                       17           2,946,735                1.08      8.230         357          92.00
8.501% - 9.000%                        3             371,000                0.14      8.774         357         100.00
9.001% - 9.500%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.001% - 5.500%                       91.06        674      42.25
5.501% - 6.000%                       95.42        659      42.31
6.001% - 6.500%                       96.00        649      42.56
6.501% - 7.000%                       96.31        648      41.35
7.001% - 7.500%                       97.19        636      42.59
7.501% - 8.000%                       96.58        635      41.91
8.001% - 8.500%                       98.72        622      44.31
8.501% - 9.000%                      100.00        664      38.09
9.001% - 9.500%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                     38          11,861,396                4.35      5.381         357          78.64
11.501% - 12.000%                    175          59,090,978               21.69      5.856         357          80.14
12.001% - 12.500%                    291          87,900,590               32.26      6.330         357          80.95
12.501% - 13.000%                    227          62,812,464               23.05      6.759         357          81.37
13.001% - 13.500%                    107          28,309,374               10.39      7.234         357          83.32
13.501% - 14.000%                     65          18,015,973                6.61      7.672         357          84.17
14.001% - 14.500%                     20           4,074,445                1.50      7.962         357          91.29
14.501% - 15.000%                      3             371,000                0.14      8.774         357         100.00
15.001% - 15.500%                      1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
11.001% - 11.500%                     91.06        674      42.25
11.501% - 12.000%                     95.44        659      42.74
12.001% - 12.500%                     96.01        649      42.50
12.501% - 13.000%                     96.26        649      40.82
13.001% - 13.500%                     97.02        634      42.56
13.501% - 14.000%                     96.55        638      42.44
14.001% - 14.500%                     99.08        634      45.22
14.501% - 15.000%                    100.00        664      38.09
15.001% - 15.500%                    100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
2.00%                                912         266,410,917               97.77      6.499         357          81.36
3.00%                                 15           6,084,802                2.23      6.354         355          83.69
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
2.00%                                 95.91        650      42.21
3.00%                                 96.34        658      41.45
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.50%                                927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
1.50                                  95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Apr-07                                 1             273,200                0.10      6.990         354          80.00
May-07                                 7           2,832,102                1.04      6.301         355          88.00
Jun-07                               135          40,627,799               14.91      6.466         356          80.71
Jul-07                               742         216,788,616               79.56      6.509         357          81.55
May-08                                 2             305,100                0.11      6.964         354          85.52
Jun-08                                 6           1,950,345                0.72      7.004         356          74.78
Jul-08                                34           9,718,558                3.57      6.251         357          80.55
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Apr-07                               100.00        656      48.63
May-07                                94.24        633      43.10
Jun-07                                95.92        654      42.28
Jul-07                                96.32        648      42.29
May-08                                94.48        703      38.66
Jun-08                                88.73        702      38.94
Jul-08                                88.99        662      40.08
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           347         132,719,045               48.71      6.352         357          80.64
Florida                               91          21,563,743                7.91      6.653         357          82.37
New York                              37          14,309,253                5.25      6.481         357          80.88
Maryland                              52          13,697,352                5.03      6.492         357          83.40
Virginia                              32          10,543,822                3.87      6.552         357          82.03
New Jersey                            35           9,464,497                3.47      6.967         357          86.60
Massachusetts                         29           8,350,570                3.06      6.574         357          81.93
Colorado                              41           7,521,668                2.76      6.523         357          80.25
Hawaii                                18           7,127,817                2.62      6.225         357          80.77
Georgia                               41           6,807,932                2.50      6.861         357          82.07
Nevada                                23           5,902,425                2.17      6.737         357          81.50
Other                                181          34,487,595               12.66      6.733         357          81.73
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            95.39        653      42.51
Florida                               95.33        646      40.13
New York                              93.43        654      43.28
Maryland                              97.33        639      41.71
Virginia                              96.95        667      42.28
New Jersey                            96.25        641      41.48
Massachusetts                         97.39        664      43.96
Colorado                              99.75        644      43.85
Hawaii                                98.78        678      40.87
Georgia                               98.21        637      42.09
Nevada                                95.87        639      39.97
Other                                 96.17        637      42.07
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                              926         272,196,318               99.89      6.497         357          81.40
Second Home                            1             299,401                0.11      5.900         357          90.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               95.92        650      42.19
Second Home                          100.00        790      48.85
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence              807         237,644,415               87.21      6.484         357          81.34
Condo                                 81          20,058,030                7.36      6.529         357          82.07
2-4 Family                            39          14,793,274                5.43      6.642         357          81.64
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               95.75        649      41.92
Condo                                 97.24        648      44.18
2-4 Family                            96.88        666      43.94
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                             659         192,943,557               70.81      6.515         357          80.89
Refinance - Cashout                  264          78,278,851               28.73      6.438         357          82.63
Refinance - Rate Term                  4           1,273,311                0.47      7.260         357          86.45
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              98.41        656      42.16
Refinance - Cashout                   89.73        634      42.16
Refinance - Rate Term                100.00        608      48.46
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                   806         221,383,446               81.24      6.400         357          81.65
Stated Documentation                 111          47,562,205               17.45      6.900         357          79.45
Easy Documentation                    10           3,550,069                1.30      7.092         357          92.83
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    95.73        643      42.30
Stated Documentation                  97.02        681      41.99
Easy Documentation                    92.83        650      38.52
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    138          34,203,385               12.55      6.913         357          82.50
12                                    71          26,245,630                9.63      6.691         357          81.21
24                                   642         192,481,721               70.64      6.428         357          81.17
36                                    76          19,564,984                7.18      6.177         357          82.19
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     96.93        648      41.51
12                                    96.17        659      42.63
24                                    96.09        650      42.26
36                                    92.12        643      42.13
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                             927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
561 - 580                             15           2,932,279                1.08      6.983         357          80.36
581 - 600                            176          42,382,257               15.55      6.730         357          81.94
601 - 620                            135          36,177,538               13.28      6.663         357          82.39
621 - 640                            135          39,911,710               14.65      6.419         357          82.13
641 - 660                            145          44,639,148               16.38      6.357         357          81.42
661 - 680                            113          41,479,033               15.22      6.573         357          81.03
681 - 700                             89          25,537,755                9.37      6.354         357          79.59
701 - 720                             56          20,411,967                7.49      6.279         357          80.77
721 - 740                             26           7,899,091                2.90      6.351         357          80.86
741 - 760                             18           5,632,183                2.07      6.304         357          80.68
761 - 780                             12           3,925,613                1.44      6.245         357          81.31
781 - 800                              6           1,347,145                0.49      6.567         357          82.22
801 >=                                 1             220,000                0.08      5.850         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
561 - 580                             96.97        578      38.19
581 - 600                             95.67        591      42.72
601 - 620                             93.97        610      41.71
621 - 640                             94.32        630      43.46
641 - 660                             95.58        650      42.36
661 - 680                             97.48        669      41.18
681 - 700                             96.61        689      41.65
701 - 720                             98.37        709      42.33
721 - 740                             96.31        730      45.06
741 - 760                             95.85        750      37.99
761 - 780                            100.00        768      44.81
781 - 800                            100.00        793      36.00
801 >=                               100.00        813      45.24
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.


Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS CAPITAL LOGO

 Assumptions:


 Severity                                  100%
 Advances                                  100%
 Lag       12 months
 Libor     Forward
 Losses    SP default assumptions (on original pool)
 Prepays   SP prepays for nim bonds
 To Maturity



----------------------------------------------------------  -----------------------------   ---------------------
6 Month ARMs, 1/29's and      Prepay 3/27  Prepay Curve     15/15, 10/30, and Fixed Prepay
      2/28 Curve                                                      Curve                      Loss Curve
---------------------------    ---------------------------  -----------------------------   ---------------------
   Period        Value            Period        Value          Period         Value          Period     Value
---------------------------    ---------------------------  -----------------------------   ---------------------
           1          7.25                 1         7.25              1               4            1          4
           2           8.5                 2         8.17              2            6.27            2          0
           3          9.75                 3          9.1              3            8.55            3          0
           4         11.06                 4        10.08              4           10.82            4          0
           5         13.02                 5        11.65              5           13.09            5          0
           6         16.32                 6        14.37              6           15.36            6       5.75
           7         18.16                 7        15.79              7           17.64            7          0
           8         20.05                 8        17.24              8           19.91            8          0
           9         23.16                 9        19.72              9           22.18            9          0
          10         25.05                10        21.15             10           24.45           10          0
          11         30.15                11        25.28             11           26.73           11          0
          12          32.5                12        27.07             12              29           12       6.25
          13         33.79                13        27.99             13              29           13          0
          14         34.22                14         28.2             14              29           14          0
          15         34.92                15        28.55             15              29           15          0
          16         35.06                16        28.75             16              29           16          0
          17         34.19                17        28.94             17              29           17          0
          18         37.49                18        29.14             18              29           18         13
          19            40                19           30             19              29           19          0
          20            55                20           30             20              29           20          0
          21            55                21           30             21              29           21          0
          22            55                22           30             22              29           22          0
          23            55                23        30.93             23              29           23          0
          24            55                24           33             24              29           24      10.25
          25            55                25           40             25              29           25          0
          26            55                26           40             26              29           26          0
          27            55                27           40             27              29           27          0
          28            55                28           40             28              29           28          0
          29            55                29           40             29              29           29          0
          30            55                30           55             30              29           30         10
          31            35                31           55             31              29           31          0
          32            35                32           55             32              29           32          0
          33            35                33           55             33              29           33          0
          34            35                34           55             34              29           34          0
          35            35                35           55             35              29           35          0
          36            35                36           55             36              29           36        9.5
          37            35                37           55             37              29           37          0
          38            35                38           55             38              29           38          0
          39            35                39           55             39              29           39          0
          40            35                40           55             40              29           40          0
          41            35                41           35             41              29           41          0
          42            35                42           35             42              29           42          9
          43            35                43           35             43              29           43          0
          44            35                44           35             44              29           44          0
          45            35                45           35             45              29           45          0
          46            35                46           35             46              29           46          0
          47            35                47           35             47              29           47          0
          48            35                48           35             48              29           48          9
          49            35                49           35             49              29           49          0
          50            35                50           35             50              29           50          0
          51            35                51           35             51              29           51          0
          52            35                52           35             52              29           52          0
          53            35                53           35             53              29           53          0
          54            35                54           35             54              29           54       7.75
          55            35                55           35             55              29           55          0
          56            35                56           35             56              29           56          0
          57            35                57           35             57              29           57          0
          58            35                58           35             58              29           58          0
          59            35                59           35             59              29           59          0
          60            35                60           35             60              29           60       5.75
          61            35                61           35             61              29           61          0
          62            35                62           35             62              29           62          0
          63            35                63           35             63              29           63          0
          64            35                64           35             64              29           64          0
          65            35                65           35             65              29           65          0
          66            35                66           35             66              29           66        5.5
          67            35                67           35             67              29           67          0
          68            35                68           35             68              29           68          0
          69            35                69           35             69              29           69          0
          70            35                70           35             70              29           70          0
          71            35                71           35             71              29           71          0
          72            35                72           35             72              29           72       4.25
          73            35                73           35             73              29           73          0
          74            35                74           35             74              29           74
          75            35                75           35             75              29           75
          76            35                76           35             76              29           76
          77            35                77           35             77              29           77
          78            35                78           35             78              29           78
          79            35                79           35             79              29           79
          80            35                80           35             80              29           80
          81            35                81           35             81              29           81
          82            35                82           35             82              29           82
          83            35                83           35             83              29           83
          84            35                84           35             84              29           84
          85            35                85           35             85              29           85
          86            35                86           35             86              29           86
          87            35                87           35             87              29           87
          88            35                88           35             88              29           88
          89            35                89           35             89              29           89
          90            35                90           35             90              29           90
          91            35                91           35             91              29           91
          92            35                92           35             92              29           92
          93            35                93           35             93              29           93
          94            35                94           35             94              29           94
          95            35                95           35             95              29           95
          96            35                96           35             96              29           96
          97            35                97           35             97              29           97
          98            35                98           35             98              29           98
          99            35                99           35             99              29           99
         100            35               100           35            100              29          100
         101            35               101           35            101              29          101
         102            35               102           35            102              29          102
         103            35               103           35            103              29          103
         104            35               104           35            104              29          104
         105            35               105           35            105              29          105
         106            35               106           35            106              29          106
         107            35               107           35            107              29          107
         108            35               108           35            108              29          108
         109            35               109           35            109              29          109
         110            35               110           35            110              29          110
         111            35               111           35            111              29          111
         112            35               112           35            112              29          112
         113            35               113           35            113              29          113
         114            35               114           35            114              29          114
         115            35               115           35            115              29          115
         116            35               116           35            116              29          116
         117            35               117           35            117              29          117
         118            35               118           35            118              29          118
         119            35               119           35            119              29          119
         120            35               120           35            120              29          120
         121            35               121           35            121              29          121
         122            35               122           35            122              29          122
         123            35               123           35            123              29          123
         124            35               124           35            124              29          124
         125            35               125           35            125              29          125
         126            35               126           35            126              29          126
         127            35               127           35            127              29          127
         128            35               128           35            128              29          128
         129            35               129           35            129              29          129
         130            35               130           35            130              29          130
         131            35               131           35            131              29          131
         132            35               132           35            132              29          132
         133            35               133           35            133              29          133
         134            35               134           35            134              29          134
         135            35               135           35            135              29          135
         136            35               136           35            136              29          136
         137            35               137           35            137              29          137
         138            35               138           35            138              29          138
         139            35               139           35            139              29          139
         140            35               140           35            140              29          140
         141            35               141           35            141              29          141
         142            35               142           35            142              29          142
         143            35               143           35            143              29          143
         144            35               144           35            144              29          144
         145            35               145           35            145              29          145
         146            35               146           35            146              29          146
         147            35               147           35            147              29          147
         148            35               148           35            148              29          148
         149            35               149           35            149              29          149
         150            35               150           35            150              29          150
         151            35               151           35            151              29          151
         152            35               152           35            152              29          152
         153            35               153           35            153              29          153
         154            35               154           35            154              29          154
         155            35               155           35            155              29          155
         156            35               156           35            156              29          156
         157            35               157           35            157              29          157
         158            35               158           35            158              29          158
         159            35               159           35            159              29          159
         160            35               160           35            160              29          160
         161            35               161           35            161              29          161
         162            35               162           35            162              29          162
         163            35               163           35            163              29          163
         164            35               164           35            164              29          164
         165            35               165           35            165              29          165
         166            35               166           35            166              29          166
         167            35               167           35            167              29          167
         168            35               168           35            168              29          168
         169            35               169           35            169              29          169
         170            35               170           35            170              29          170
         171            35               171           35            171              29          171
         172            35               172           35            172              29          172
         173            35               173           35            173              29          173
         174            35               174           35            174              29          174
         175            35               175           35            175              29          175
         176            35               176           35            176              29          176
         177            35               177           35            177              29          177
         178            35               178           35            178              29          178
         179            35               179           35            179              29          179
         180            35               180           35            180              29          180
         181            35               181           35            181              29          181
         182            35               182           35            182              29          182
         183            35               183           35            183              29          183
         184            35               184           35            184              29          184
         185            35               185           35            185              29          185
         186            35               186           35            186              29          186
         187            35               187           35            187              29          187
         188            35               188           35            188              29          188
         189            35               189           35            189              29          189
         190            35               190           35            190              29          190
         191            35               191           35            191              29          191
         192            35               192           35            192              29          192
         193            35               193           35            193              29          193
         194            35               194           35            194              29          194
         195            35               195           35            195              29          195
         196            35               196           35            196              29          196
         197            35               197           35            197              29          197
         198            35               198           35            198              29          198
         199            35               199           35            199              29          199
         200            35               200           35            200              29          200
         201            35               201           35            201              29          201
         202            35               202           35            202              29          202
         203            35               203           35            203              29          203
         204            35               204           35            204              29          204
         205            35               205           35            205              29          205
         206            35               206           35            206              29          206
         207            35               207           35            207              29          207
         208            35               208           35            208              29          208
         209            35               209           35            209              29          209
         210            35               210           35            210              29          210
         211            35               211           35            211              29          211
         212            35               212           35            212              29          212
         213            35               213           35            213              29          213
         214            35               214           35            214              29          214
         215            35               215           35            215              29          215
         216            35               216           35            216              29          216
         217            35               217           35            217              29          217
         218            35               218           35            218              29          218
         219            35               219           35            219              29          219
         220            35               220           35            220              29          220
         221            35               221           35            221              29          221
         222            35               222           35            222              29          222
         223            35               223           35            223              29          223
         224            35               224           35            224              29          224
         225            35               225           35            225              29          225
         226            35               226           35            226              29          226
         227            35               227           35            227              29          227
         228            35               228           35            228              29          228
         229            35               229           35            229              29          229
         230            35               230           35            230              29          230
         231            35               231           35            231              29          231
         232            35               232           35            232              29          232
         233            35               233           35            233              29          233
         234            35               234           35            234              29          234
         235            35               235           35            235              29          235
         236            35               236           35            236              29          236
         237            35               237           35            237              29          237
         238            35               238           35            238              29          238
         239            35               239           35            239              29          239
         240            35               240           35            240              29          240
         241            35               241           35            241              29          241
         242            35               242           35            242              29          242
         243            35               243           35            243              29          243
         244            35               244           35            244              29          244
         245            35               245           35            245              29          245
         246            35               246           35            246              29          246
         247            35               247           35            247              29          247
         248            35               248           35            248              29          248
         249            35               249           35            249              29          249
         250            35               250           35            250              29          250
         251            35               251           35            251              29          251
         252            35               252           35            252              29          252
         253            35               253           35            253              29          253
         254            35               254           35            254              29          254
         255            35               255           35            255              29          255
         256            35               256           35            256              29          256
         257            35               257           35            257              29          257
         258            35               258           35            258              29          258
         259            35               259           35            259              29          259
         260            35               260           35            260              29          260
         261            35               261           35            261              29          261
         262            35               262           35            262              29          262
         263            35               263           35            263              29          263
         264            35               264           35            264              29          264
         265            35               265           35            265              29          265
         266            35               266           35            266              29          266
         267            35               267           35            267              29          267
         268            35               268           35            268              29          268
         269            35               269           35            269              29          269
         270            35               270           35            270              29          270
         271            35               271           35            271              29          271
         272            35               272           35            272              29          272
         273            35               273           35            273              29          273
         274            35               274           35            274              29          274
         275            35               275           35            275              29          275
         276            35               276           35            276              29          276
         277            35               277           35            277              29          277
         278            35               278           35            278              29          278
         279            35               279           35            279              29          279
         280            35               280           35            280              29          280
         281            35               281           35            281              29          281
         282            35               282           35            282              29          282
         283            35               283           35            283              29          283
         284            35               284           35            284              29          284
         285            35               285           35            285              29          285
         286            35               286           35            286              29          286
         287            35               287           35            287              29          287
         288            35               288           35            288              29          288
         289            35               289           35            289              29          289
         290            35               290           35            290              29          290
         291            35               291           35            291              29          291
         292            35               292           35            292              29          292
         293            35               293           35            293              29          293
         294            35               294           35            294              29          294
         295            35               295           35            295              29          295
         296            35               296           35            296              29          296
         297            35               297           35            297              29          297
         298            35               298           35            298              29          298
         299            35               299           35            299              29          299
         300            35               300           35            300              29          300
         301            35               301           35            301              29          301
         302            35               302           35            302              29          302
         303            35               303           35            303              29          303
         304            35               304           35            304              29          304
         305            35               305           35            305              29          305
         306            35               306           35            306              29          306
         307            35               307           35            307              29          307
         308            35               308           35            308              29          308
         309            35               309           35            309              29          309
         310            35               310           35            310              29          310
         311            35               311           35            311              29          311
         312            35               312           35            312              29          312
         313            35               313           35            313              29          313
         314            35               314           35            314              29          314
         315            35               315           35            315              29          315
         316            35               316           35            316              29          316
         317            35               317           35            317              29          317
         318            35               318           35            318              29          318
         319            35               319           35            319              29          319
         320            35               320           35            320              29          320
         321            35               321           35            321              29          321
         322            35               322           35            322              29          322
         323            35               323           35            323              29          323
         324            35               324           35            324              29          324
         325            35               325           35            325              29          325
         326            35               326           35            326              29          326
         327            35               327           35            327              29          327
         328            35               328           35            328              29          328
         329            35               329           35            329              29          329
         330            35               330           35            330              29          330
         331            35               331           35            331              29          331
         332            35               332           35            332              29          332
         333            35               333           35            333              29          333
         334            35               334           35            334              29          334
         335            35               335           35            335              29          335
         336            35               336           35            336              29          336
         337            35               337           35            337              29          337
         338            35               338           35            338              29          338
         339            35               339           35            339              29          339
         340            35               340           35            340              29          340
         341            35               341           35            341              29          341
         342            35               342           35            342              29          342
         343            35               343           35            343              29          343
         344            35               344           35            344              29          344
         345            35               345           35            345              29          345
         346            35               346           35            346              29          346
         347            35               347           35            347              29          347
         348            35               348           35            348              29          348
         349            35               349           35            349              29          349
         350            35               350           35            350              29          350
         351            35               351           35            351              29          351
         352            35               352           35            352              29          352
         353            35               353           35            353              29          353
         354            35               354           35            354              29          354
         355            35               355           35            355              29          355
         356            35               356           35            356              29          356
         357            35               357           35            357              29          357
         358            35               358           35            358              29          358
         359            35               359           35            359              29          359
         360            35               360           35            360              29          360
---------------------------    ---------------------------  -----------------------------   ---------------------

     1       S&P BB+ exp loss?

     2       % Loss of "BB" Class Princ

                             -------------------------------------------------------------------------------------------------------
TRIGGERS FAIL                    Libor forward - 50       Libor forward               Libor forward +200        Libor forward + 400
% Writedown                    100%    125%    150%      100%   125%  150%           100%    125%     150%       100%   125%   150%
             ----------------
                 Coll Loss %      Prepay Ramp              Prepay Ramp                  Prepay Ramp                 Prepay Ramp
             -----------------------------------------------------------------------------------------------------------------------
                      1

                      2
S&P Loss Ramp*
                      3

                      4
------------------------------------------------------------------------------------------------------------------------------------

     3       % Loss of "BB" Class Princ

                             -------------------------------------------------------------------------------------------------------
TRIGGERS PASS                    Libor forward - 50       Libor forward               Libor forward +200        Libor forward + 400
% Writedown                    100%    125%    150%      100%   125%  150%           100%    125%     150%       100%   125%   150%
             ----------------
                 Coll Loss %        Prepay Ramp                Prepay Ramp                 Prepay Ramp                 Prepay Ramp
             ----------------------------------------------------------------------------------------------------------------------
                      1

                      2
S&P Loss Ramp
                      3

                      4
------------------------------------------------------------------------------------------------------------------------------------


   4       Breakeven Runs

              --------------------------------------------------------------------------------------------------------
TRIGGERS FAIL                 Libor forward - 50             Libor forward                     Libor forward +200
                           100%      125%      150%      100%       125%      150%         100%      125%       150%
                                Prepay Ramp                   Prepay Ramp                       Prepay Ramp
              --------------------------------------------------------------------------------------------------------


      1st $ Loss CDR      2.954     2.830     2.787       2.852     2.763     2.768        2.449     2.556      2.802

 Cumulative Loss to Pool  6.71%     5.07%     4.07%       6.49%     4.96%    4.045%        5.62%     4.60%      4.09%

                 WAL      12.05      9.24      7.16       12.09      9.26      7.16        12.24      9.31       7.16

 Period of 1st $ Loss       222       159       136         226       157       130          247       156        126

        Princ Window  118 - 357  90 - 357  69 - 356   119 - 357  90 - 357  69 - 356    120 - 357  91 - 357   69 - 356

    Gap in Princ(Y/N)         N         N         N         N         N         N            N         N          N

----------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

              -----------------------------------------
TRIGGERS FAIL                     Libor forward + 400
                              100%      125%      150%
                                   Prepay Ramp
              -----------------------------------------
      1st $ Loss CDR          1.962     2.410     2.988

 Cumulative Loss to Pool      4.54%     4.34%     4.36%

                 WAL          12.40      9.34      7.14

 Period of 1st $ Loss           180       158       127

        Princ Window  118 122 - 357  91 - 357  69 - 355

    Gap in Princ(Y/N)           N         N         N

-------------------------------------------------------


* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim

----------------------------------------------------
SP Subprime Default Assumptions
----------------------------------------------------
               % When WA             % When WA
               seasoning             seasoning
     Month     greater than 12mo     less than 12mo
----------------------------------------------------
       1            4.00%          4.00% & 5.75%
       6            5.75%              6.25%
      12            6.25%              13.00%
      18           13.00%              10.25%
      24           10.25%              10.00%
      30           10.00%              9.50%
      36            9.50%              9.00%
      42            9.00%              9.00%
      48            9.00%              7.75%
      54            7.75%              5.75%
      60            5.75%              5.50%
      66            5.50%              4.25%
      72            4.25%              0.00%
----------------------------------------------------

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


                                                                      % of                                    Weighted
                                               % of                 Current                                    Average      Weighted
LTV > 80                  Current             Current              Principal             Weighted             Combined       Average
Covered                  Principal           Principal              Balance               Average     FICO    Original     Effective
Radian                    Balance             Balance        Of loans with OLTV >80       Coupon      Score      LTV        LTV_8060
------------------------------------------------------------------------------------------------------------------------------------
<=80 LTV                 713,731,654.77          61.40                                      7.03       633     77.04        65.04
>80 Covered              263,437,221.40          22.66                58.70%                7.27       623     88.45        60.00
>80 Not Covered          185,320,749.04          15.94                41.30%                8.48       626     93.27        93.27
Total:                 1,162,489,625.21         100.00                                      7.32       630     82.21        68.40



60CoveredRadian>4. LTV > 60 Covered Radian

                                                                      % of                                    Weighted
                                               % of                 Current                                    Average      Weighted
LTV > 60                  Current             Current              Principal             Weighted             Combined       Average
Covered                  Principal           Principal              Balance               Average     FICO    Original     Effective
Radian                    Balance             Balance        Of loans with OLTV >60       Coupon      Score      LTV        LTV_6060
------------------------------------------------------------------------------------------------------------------------------------
<=60 LTV                  31,870,927.91           2.74                                      7.48       587     52.00        52.00
>60 Covered              791,985,941.05          68.13                70.05%                7.01       636     81.88        60.00
>60 Not Covered          338,632,756.25          29.13                29.95%                8.01       620     85.84        85.84
Total:                 1,162,489,625.21         100.00                                      7.32       630     82.21        67.31
Wtd MI Fee (6060): 67



Q:\ASG\HEL\Collateral\fremont\own\sabr2005-fr5\sabr2005-fr5_prelim_20050927\sabr2005-fr5_prelim_20051001.cas
             10/19/2005 13:36


              Pool with OLTV > 80%


                                               % of                                                                     NZ
                        Current               Current                          % of                                  Wgtd Avg
                       Principal             Principal      Number of       Number of                                  FICO
MI6060_RN               Balance               Balance         Loans           Loans         Orig LTV       WAC         Score
------------------------------------------------------------------------------------------------------------------------------------
<=0.00                  185,320,749.04         41.30           1,747            60.72         65.52    8.4750           626.4
1.01 >=                 263,437,221.40         58.70           1,130            39.28         88.45    7.2688           622.7
Total:                  448,757,970.44        100.00           2,877           100.00         78.98    7.7669           624.2


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS CAPITAL LOGO

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625




Entire Pool

                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate    Weighted   Weighted
                                                       Number       Cut-off        Cut-off      Average    Average    Weighted
                                                         of          Date            Date        Gross    Remaining   Average
                                                      Mortgage     Principal      Principal    Interest     Term      Original
Back Debt to Income Ratio Entire Pool                   Loans       Balance        Balance       Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                               32      $8,666,195           0.75     7.273         356      81.31
10.00 - 19.99                                            128      24,613,471           2.12     7.264         355      82.51
20.00 - 24.99                                            135      25,120,667           2.16     7.389         355      80.41
25.00 - 29.99                                            351      62,897,816           5.41     7.345         356      81.36
30.00 - 34.99                                            510      92,170,363           7.93     7.386         355      81.38
35.00 - 39.99                                            781     147,252,296          12.67     7.406         355      82.47
40.00 - 44.99                                          1,163     234,576,113          20.18     7.300         356      82.28
45.00 - 49.99                                          2,016     424,705,006          36.53     7.241         356      83.13
50.00 - 54.99                                            606     142,263,216          12.24     7.409         356      80.33
55.00 >=                                                   1         224,481           0.02     7.350         357      79.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723  $1,162,489,625         100.00     7.315         356      82.21
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.39
Maximum: 55.00
Weighted Average: 42.33


Interest Only Loans

                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate    Weighted   Weighted
                                                       Number       Cut-off        Cut-off      Average    Average    Weighted
                                                         of          Date            Date        Gross    Remaining   Average
                                                      Mortgage     Principal      Principal    Interest     Term      Original
Back Debt to Income Ratio IO Loans Only                 Loans       Balance        Balance       Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                                2        $644,350           0.24     6.555         357      83.42
10.00 - 19.99                                             16       4,881,728           1.79     6.276         357      80.31
20.00 - 24.99                                             15       5,655,639           2.08     6.207         357      79.32
25.00 - 29.99                                             46      14,664,038           5.38     6.427         357      80.07
30.00 - 34.99                                             76      20,566,808           7.55     6.662         357      80.75
35.00 - 39.99                                            122      33,911,106          12.44     6.609         357      81.81
40.00 - 44.99                                            206      61,509,019          22.57     6.528         357      81.16
45.00 - 49.99                                            434     127,842,446          46.92     6.459         357      81.79
50.00 - 54.99                                             10       2,820,586           1.04     6.213         357      82.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   927    $272,495,719         100.00     6.496         357      81.41
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 52.15
Weighted Average: 42.19


3. Range of Original LTV Ratios (%) IO Only

                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate    Weighted   Weighted
                                                       Number       Cut-off        Cut-off      Average    Average    Weighted
                                                         of          Date            Date        Gross    Remaining   Average
                                                      Mortgage     Principal      Principal    Interest     Term      Original
Range of Original LTV Ratios (%) IO Only                Loans       Balance        Balance       Rate     (months)    CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                             1        $165,000           0.06     5.500         357      50.00
50.01 - 55.00                                             2         288,288           0.11     5.442         357      52.95
55.01 - 60.00                                             1         116,000           0.04     6.750         357      58.00
60.01 - 65.00                                             4       1,328,999           0.49     7.228         356      62.33
65.01 - 70.00                                             5       1,461,599           0.54     6.180         357      70.00
70.01 - 75.00                                            16       6,681,655           2.45     5.955         357      74.14
75.01 - 80.00                                           703     207,569,682          76.17     6.429         357      79.95
80.01 - 85.00                                            72      20,144,623           7.39     6.517         357      84.26
85.01 - 90.00                                            91      25,638,493           9.41     6.801         357      89.37
90.01 - 95.00                                            11       3,743,401           1.37     7.107         357      94.83
95.01 - 100.00                                           21       5,357,979           1.97     7.791         357     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                  927    $272,495,719         100.00     6.496         357      81.41
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


4. FICO Score IO Only

                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate    Weighted   Weighted
                                                       Number       Cut-off        Cut-off      Average    Average    Weighted
                                                         of          Date            Date        Gross    Remaining   Average
                                                      Mortgage     Principal      Principal    Interest     Term      Original
FICO Score IO Only                                      Loans       Balance        Balance       Rate     (months)    CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                                 15      $2,932,279           1.08     6.983         357      80.36
581 - 600                                                176      42,382,257          15.55     6.730         357      81.94
601 - 620                                                135      36,177,538          13.28     6.663         357      82.39
621 - 640                                                135      39,911,710          14.65     6.419         357      82.13
641 - 660                                                145      44,639,148          16.38     6.357         357      81.42
661 - 680                                                113      41,479,033          15.22     6.573         357      81.03
681 - 700                                                 89      25,537,755           9.37     6.354         357      79.59
701 - 720                                                 56      20,411,967           7.49     6.279         357      80.77
721 - 740                                                 26       7,899,091           2.90     6.351         357      80.86
741 - 760                                                 18       5,632,183           2.07     6.304         357      80.68
761 - 780                                                 12       3,925,613           1.44     6.245         357      81.31
781 - 800                                                  6       1,347,145           0.49     6.567         357      82.22
801 >=                                                     1         220,000           0.08     5.850         357      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   927    $272,495,719         100.00     6.496         357      81.41
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 572
Maximum: 813
Non-Zero Weighted Average: 650


Silent Seconds

                                                                                     % of
                                                                                   Mortgage
                                                                                 Loan Pool by
                                                                   Aggregate      Aggregate    Weighted   Weighted
                                                       Number       Cut-off        Cut-off      Average    Average    Weighted
                                                         of          Date            Date        Gross    Remaining   Average
                                                      Mortgage     Principal      Principal    Interest     Term      Original
Back Debt to Income Ratio Silent Seconds                Loans       Balance        Balance       Rate     (months)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                                8      $2,476,302           0.48     7.395         357      85.44
10.00 - 19.99                                             35       8,369,844           1.63     6.753         355      83.00
20.00 - 24.99                                             38       9,596,996           1.87     6.807         357      81.70
25.00 - 29.99                                            109      25,446,107           4.95     6.925         357      81.52
30.00 - 34.99                                            182      40,247,831           7.83     7.046         357      81.39
35.00 - 39.99                                            298      64,899,041          12.62     7.031         357      82.02
40.00 - 44.99                                            455     111,934,291          21.77     6.894         357      81.47
45.00 - 49.99                                            894     232,301,824          45.18     6.805         357      81.34
50.00 - 54.99                                             96      18,892,378           3.67     7.226         357      84.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 2,115    $514,164,614         100.00     6.895         357      81.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 54.96
Weighted Average: 42.32


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651


2. Product Types
                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Product Types                     Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15        116,471       0.18        12.034       57       94.13       94.13    577       43.39
Fixed - 10 Year                     151      1,488,153       2.33        11.891      117       95.32       95.32    588       40.75
Fixed - 15 Year                     100      2,146,865       3.36        11.140      177       96.80       96.80    627       40.43
Fixed - 20 Year                      89      2,365,554       3.70        10.300      237       99.59       99.59    632       41.22
Fixed - 30 Year                     886     57,749,443      90.42         9.948      357       99.52       99.52    654       42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340       99.32       99.32    651       42.52
------------------------------------------------------------------------------------------------------------------------------------

3. Range of Gross Interest Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Gross                   Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Interest Rates (%)                Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                       4        264,888       0.41         7.990      346        99.24        99.24    668     44.76
8.000% - 8.999%                     122      6,883,643      10.78         8.823      353        99.54        99.54    687     41.37
9.000% - 9.999%                     400     27,017,028      42.30         9.541      352        99.61        99.61    673     42.96
10.000% - 10.999%                   365     19,817,960      31.03        10.506      341        99.43        99.43    629     42.62
11.000% - 11.999%                   222      8,322,465      13.03        11.270      322        98.87        98.87    608     42.32
12.000% - 12.999%                   118      1,451,891       2.27        12.284      157        94.91        94.91    601     39.23
13.000% - 13.999%                    10        108,610       0.17        13.313      139        90.70        90.70    618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%

4. Range of Cut-off Date Principal Balances ($)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Cut-off                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Date Principal Balances ($)       Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323      4,484,717       7.02        11.211      183        96.97        96.97    613     40.49
$25,001 - $50,000                   412     14,933,318      23.38        10.012      347        99.61        99.61    647     41.99
$50,001 - $75,000                   235     14,422,163      22.58         9.955      354        99.40        99.40    652     42.40
$75,001 - $100,000                  124     10,690,706      16.74         9.999      353        99.48        99.48    650     43.56
$100,001 - $125,000                  72      8,013,493      12.55         9.925      355        99.71        99.71    664     44.14
$125,001 - $150,000                  43      5,821,207       9.11         9.917      352        99.62        99.62    657     40.88
$150,001 - $175,000                  17      2,748,539       4.30        10.013      357        99.50        99.50    645     44.10
$175,001 - $200,000                  15      2,752,344       4.31         9.758      357        98.74        98.74    681     42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464

5. Original Terms (month)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Original Terms (month)            Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15        116,471       0.18        12.034       57        94.13        94.13    577     43.39
120                                 151      1,488,153       2.33        11.891      117        95.32        95.32    588     40.75
180                                 100      2,146,865       3.36        11.140      177        96.80        96.80    627     40.43
240                                  89      2,365,554       3.70        10.300      237        99.59        99.59    632     41.22
360                                 886     57,749,443      90.42         9.948      357        99.52        99.52    654     42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343

6. Range of Remaining Terms (month)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of                         Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Remaining Terms (month)           Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                               15        116,471       0.18        12.034       57        94.13        94.13    577     43.39
61 - 120                            151      1,488,153       2.33        11.891      117        95.32        95.32    588     40.75
121 - 180                           100      2,146,865       3.36        11.140      177        96.80        96.80    627     40.43
181 - 240                            89      2,365,554       3.70        10.300      237        99.59        99.59    632     41.22
301 - 360                           886     57,749,443      90.42         9.948      357        99.52        99.52    654     42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340

7. Range of Combined Original LTV Ratios (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Combined                Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Original LTV Ratios (%)           Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                       5         82,438       0.13        12.310      148        85.00        85.00    608     36.48
85.01% - 90.00%                      35      1,335,894       2.09        10.532      312        89.42        89.42    659     40.74
90.01% - 95.00%                     225      4,693,470       7.35        10.877      258        94.77        94.77    624     41.89
95.01% - 100.00%                    976     57,754,684      90.43         9.969      348        99.94        99.94    653     42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%

8. Range of Gross Margins (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Range of Gross Margins            Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

9. Range of Minimum Mortgage Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of                         Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Minimum Mortgage Rates (%)        Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

10. Range of Maximum Mortgage Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of                         Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Minimum Mortgage Rates (%)        Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

11. Initial Cap (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of                         Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Initial Cap (%)                   Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

12. Periodic Cap (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Periodic Cap (%)                  Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

13. Next Rate Adjustment Date


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Next Rate                        Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Adjustment Date                   Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0

14. Geographical Distribution


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Geographical Distribution         Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          239     20,233,053      31.68         9.919      349        99.41        99.41    652     43.74
New York                             99      7,616,945      11.93        10.040      345        99.12        99.12    667     44.57
Florida                             149      6,374,286       9.98        10.154      337        99.25        99.25    652     40.42
Maryland                             56      2,996,978       4.69         9.911      348        99.59        99.59    649     41.98
New Jersey                           52      2,752,235       4.31        10.077      342        98.81        98.81    653     41.23
Massachusetts                        48      2,619,450       4.10         9.878      350        99.72        99.72    654     42.90
Georgia                              85      2,592,783       4.06        10.165      325        99.69        99.69    639     40.82
Illinois                             63      2,262,825       3.54         9.891      332        99.63        99.63    667     41.92
Virginia                             32      1,959,835       3.07         9.657      345        98.48        98.48    656     42.65
Hawaii                               18      1,571,370       2.46        10.343      355        98.93        98.93    648     40.86
Colorado                             37      1,542,876       2.42        10.074      346        99.79        99.79    633     42.85
Other                               363     11,343,849      17.76        10.334      320        99.32        99.32    637     41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40

15. Occupancy


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Occupancy                         Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,212     63,491,964      99.41        10.037      341        99.36        99.36    650     42.56
Investment                           23        298,633       0.47        12.274      145        93.08        93.08    666     36.19
Second Home                           6         75,889       0.12        12.244      147        95.00        95.00    682     38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------

16. Property Types


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Property Types                    Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,036     52,260,944      81.83        10.049      339        99.37        99.37    648     42.30
2-4 Family                          102      6,435,946      10.08        10.059      341        99.22        99.22    672     44.05
Condo                               103      5,169,595       8.09        10.051      348        99.00        99.00    654     42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------

17. Loan Purpose


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Loan Purpose                      Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            965     50,983,911      79.83        10.084      341        99.60        99.60    652     42.92
Refinance - Cashout                 273     12,847,532      20.12         9.910      336        98.23        98.23    644     40.92
Refinance - Rate Term                 3         35,042       0.05        12.384      117        93.63        93.63    581     53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------

18. Documentation Level


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Documentation Level               Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  913     40,698,672      63.72        10.018      335        99.28        99.28    637     41.99
Stated Documentation                325     23,126,385      36.21        10.104      350        99.43        99.43    674     43.49
Easy Documentation                    3         41,428       0.06        12.442      155        88.58        88.58    620     30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------

19. Original Prepayment Penalty Term (months)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Original Prepayment              Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Penalty Term (months)             Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   422     18,354,640      28.74        10.187      336        99.36        99.36    652     41.75
12                                  139      8,878,684      13.90         9.916      344        99.43        99.43    665     44.31
24                                  612     33,706,911      52.78        10.034      342        99.25        99.25    647     42.43
36                                   68      2,926,250       4.58         9.794      339        99.60        99.60    647     43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22

20. Lien Position


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Lien Position                     Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                          1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------

21. FICO Score


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
FICO Score                        Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                            47        601,317       0.94        11.168      190        96.30        96.30    554     41.13
561 - 580                            98      1,589,106       2.49        11.721      221        94.99        94.99    573     41.68
581 - 600                           162      6,625,607      10.37        10.987      329        99.48        99.48    590     42.44
601 - 620                           125      6,025,920       9.44        10.688      340        99.46        99.46    611     41.95
621 - 640                           232     12,985,622      20.33        10.454      341        99.43        99.43    630     42.81
641 - 660                           191     10,575,943      16.56         9.614      347        99.56        99.56    651     42.67
661 - 680                           179     12,191,437      19.09         9.524      352        99.74        99.74    670     42.33
681 - 700                            84      5,175,311       8.10         9.444      353        99.38        99.38    688     42.74
701 - 720                            56      3,389,479       5.31         9.396      344        98.81        98.81    711     42.11
721 - 740                            25      1,600,496       2.51         9.494      349        99.47        99.47    729     40.63
741 - 760                            26      2,203,336       3.45         9.719      354        98.90        98.90    747     45.83
761 - 780                            10        624,771       0.98         9.422      348        99.39        99.39    769     43.38
781 - 800                             5        231,269       0.36         9.444      341       100.00       100.00    791     36.74
801 >=                                1         46,872       0.07         8.500      357       100.00       100.00    810     45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241     63,866,485     100.00        10.050      340        99.32        99.32    651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAY CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617


2. Product Types

                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Product Types                     Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15         116,471       0.03     12.034         57         94.13     94.13     577     43.39
Fixed - 10 Year                     151       1,488,153       0.40     11.891        117         95.32     95.32     588     40.75
Fixed - 15 Year                     105       2,677,835       0.72     10.340        177         86.62     86.62     625     39.98
Fixed - 20 Year                      92       2,673,810       0.72      9.951        237         92.85     92.85     630     40.82
Fixed - 25 Year                       1         326,724       0.09      6.475        296         90.00     90.00     725     54.48
Fixed - 30 Year                     977      75,117,423      20.27      9.423        357         93.15     93.43     647     42.55
ARM - 2 Year/6 Month LIBOR          842     194,485,281      52.49      7.903        357         78.76     80.96     596     42.52
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only              231      83,491,452      22.53      6.658        357         82.97     93.71     636     42.23
ARM - 3 Year/6 Month LIBOR           15       3,034,639       0.82      7.920        357         83.00     84.04     621     43.33
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only               12       4,587,800       1.24      6.825        357         77.08     83.42     648     38.27
ARM - 5 Year/6 Month LIBOR            5       2,504,096       0.68      7.018        357         86.08     86.08     654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of                         Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Gross Interest Rates (%)          Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      60      25,839,729       6.97      5.785        357         77.37     85.41     642     40.32
6.000% - 6.999%                     254      92,644,489      25.01      6.623        356         78.72     86.24     635     42.37
7.000% - 7.999%                     347      93,843,984      25.33      7.568        357         80.49     83.84     610     42.84
8.000% - 8.999%                     485      77,572,155      20.94      8.498        356         83.35     84.88     595     42.68
9.000% - 9.999%                     528      42,879,848      11.57      9.512        354         91.55     92.34     630     42.58
10.000% - 10.999%                   406      25,617,759       6.91     10.527        345         92.70     92.95     610     42.48
11.000% - 11.999%                   234      10,179,541       2.75     11.328        328         92.83     92.89     599     41.62
12.000% - 12.999%                   122       1,817,567       0.49     12.308        197         86.62     86.62     592     36.94
13.000% - 13.999%                    10         108,610       0.03     13.313        139         90.70     90.70     618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%

4. Range of Cut-off Date Principal Balances ($)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Cut-off                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Date Principal Balances ($)       Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323       4,484,717       1.21     11.211        183         96.97     96.97     613     40.49
$25,001 - $50,000                   413      14,982,825       4.04     10.005        346         99.40     99.40     647     41.99
$50,001 - $75,000                   364      22,521,536       6.08      9.636        353         92.24     94.51     632     41.31
$75,001 - $100,000                  274      23,800,125       6.42      9.133        355         88.23     89.96     617     42.06
$100,001 - $125,000                 185      20,589,832       5.56      8.998        356         87.07     89.68     615     42.24
$125,001 - $150,000                 124      17,079,401       4.61      8.710        355         82.93     84.71     610     41.91
$150,001 - $175,000                 103      16,668,936       4.50      8.399        354         79.11     80.52     600     42.40
$175,001 - $200,000                  90      16,837,464       4.54      8.233        355         76.38     77.81     602     41.69
$200,001 - $225,000                  63      13,427,635       3.62      7.582        357         76.54     79.91     596     42.42
$225,001 - $250,000                  58      13,809,127       3.73      8.052        357         74.77     77.22     572     43.04
$250,001 - $275,000                  47      12,273,999       3.31      7.621        357         79.10     80.99     587     43.61
$275,001 - $300,000                  41      11,836,156       3.19      7.302        357         78.93     82.19     608     44.61
$300,001 - $325,000                  35      10,945,268       2.95      7.371        357         82.69     84.56     587     44.75
$325,001 - $350,000                  40      13,477,063       3.64      7.283        355         80.44     83.96     604     44.27
$350,001 - $375,000                  25       9,057,986       2.44      7.335        357         79.08     80.10     586     41.08
$375,001 - $400,000                  28      10,847,337       2.93      7.417        357         81.58     87.27     620     43.82
$400,001 - $425,000                  23       9,495,361       2.56      7.497        357         83.48     84.80     606     43.90
$425,001 - $450,000                  23      10,119,813       2.73      7.652        357         85.73     87.92     633     45.18
$450,001 - $475,000                  19       8,800,358       2.38      7.312        357         84.37     88.30     623     41.88
$475,001 - $500,000                  17       8,252,125       2.23      7.391        357         82.79     85.42     624     44.08
$500,001 - $750,000                 142      93,447,625      25.22      7.092        357         80.98     89.09     634     42.15
$750,001 - $1,000,000                 9       7,748,995       2.09      6.002        357         77.59     80.81     659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $151,473

5. Original Terms (month)

                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Original Terms (month)            Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------

60                                   15         116,471       0.03     12.034         57         94.13     94.13     577     43.39
120                                 151       1,488,153       0.40     11.891        117         95.32     95.32     588     40.75
180                                 105       2,677,835       0.72     10.340        177         86.62     86.62     625     39.98
240                                  92       2,673,810       0.72      9.951        237         92.85     92.85     630     40.82
300                                   1         326,724       0.09      6.475        296         90.00     90.00     725     54.48
359                                   1         680,000       0.18      6.050        355         77.27     93.74     630     49.78
360                               2,081     362,540,691      97.85      7.915        357         82.78     86.55     617     42.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 357

6. Range of Remaining Terms (month)

                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Remaining               Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Terms (month)                     Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15         116,471       0.03     12.034         57         94.13     94.13     577     43.39
61 - 120                            151       1,488,153       0.40     11.891        117         95.32     95.32     588     40.75
121 - 180                           105       2,677,835       0.72     10.340        177         86.62     86.62     625     39.98
181 - 240                            92       2,673,810       0.72      9.951        237         92.85     92.85     630     40.82
241 - 300                             1         326,724       0.09      6.475        296         90.00     90.00     725     54.48
301 - 360                         2,082     363,220,691      98.03      7.912        357         82.77     86.56     617     42.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 354

7. Range of Combined Original LTV Ratios (%)

                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Combined                Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Original LTV Ratios (%)           Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1          50,345       0.01     10.990        357         12.00     12.00     526     21.78
15.01% - 20.00%                       1         100,732       0.03      6.650        357         19.80     19.80     604     47.44
20.01% - 25.00%                       2         228,425       0.06      7.076        236         23.01     23.01     630     35.79
25.01% - 30.00%                       6         624,031       0.17      8.673        357         27.76     27.76     593     34.13
30.01% - 35.00%                       6       1,038,479       0.28      8.293        357         32.49     32.49     597     42.37
35.01% - 40.00%                      12       1,507,742       0.41      7.800        332         37.58     37.58     600     44.64
40.01% - 45.00%                      14       2,173,832       0.59      7.851        357         43.07     43.68     570     44.37
45.01% - 50.00%                      22       3,238,855       0.87      7.520        357         48.05     48.05     584     37.30
50.01% - 55.00%                      40       8,175,301       2.21      7.085        351         53.15     53.15     589     42.96
55.01% - 60.00%                      66      14,733,185       3.98      7.495        356         58.23     59.15     587     41.33
60.01% - 65.00%                      43       9,438,489       2.55      8.898        357         63.93     65.24     582     43.84
65.01% - 70.00%                      64      15,591,589       4.21      8.709        357         69.29     69.57     566     43.60
70.01% - 75.00%                      84      22,174,420       5.98      7.655        357         74.05     75.22     590     40.94
75.01% - 80.00%                     338     106,107,509      28.64      7.075        357         79.70     90.50     627     42.01
80.01% - 85.00%                     184      45,130,122      12.18      7.538        356         84.53     85.67     573     42.56
85.01% - 90.00%                     227      47,530,724      12.83      7.637        355         89.70     92.28     627     44.27
90.01% - 95.00%                     244      10,539,734       2.84      8.874        313         94.84     94.84     627     43.28
95.01% - 100.00%                  1,092      82,120,169      22.16      9.424        350         99.94     99.94     655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%

8. Range of Gross Margins (%)

                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Range of Gross Margins (%)        Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
4.501% - 5.000%                      15       6,073,712       1.64      5.526        357         75.79     86.18     650     41.25
5.001% - 5.500%                      55      23,315,586       6.29      5.903        357         78.47     86.91     636     41.15
5.501% - 6.000%                     107      43,175,189      11.65      6.441        357         78.98     87.90     640     40.81
6.001% - 6.500%                     147      49,209,818      13.28      6.937        357         79.98     86.77     624     43.11
6.501% - 7.000%                     781     166,328,963      44.89      8.268        357         80.74     83.01     592     42.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%

9. Range of Minimum Mortgage Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range of Minimum                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Mortgage Rates (%)                Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
5.001% - 5.500%                       9       3,348,722       0.90      5.445        357         75.60     80.30     657     38.13
5.501% - 6.000%                      52      22,537,778       6.08      5.837        357         77.72     86.70     637     40.85
6.001% - 6.500%                      82      34,869,802       9.41      6.346        357         79.16     89.47     640     41.44
6.501% - 7.000%                     150      51,309,193      13.85      6.827        357         79.16     85.69     628     42.46
7.001% - 7.500%                     126      40,087,694      10.82      7.303        357         80.87     84.59     614     42.77
7.501% - 8.000%                     193      49,146,866      13.26      7.809        357         81.69     84.80     605     43.04
8.001% - 8.500%                     165      38,099,003      10.28      8.264        357         82.88     84.42     590     43.28
8.501% - 9.000%                     163      26,599,598       7.18      8.785        357         81.66     83.48     580     42.79
9.001% - 9.500%                      66       9,198,034       2.48      9.276        357         80.18     82.07     561     42.48
9.501% - 10.000%                     52       5,763,028       1.56      9.803        357         73.63     75.55     545     41.31
10.001% - 10.500%                    17       1,863,146       0.50     10.308        357         73.02     75.72     538     37.24
10.501% - 11.000%                    19       3,598,837       0.97     10.782        357         67.19     67.19     551     44.28
11.001% - 11.500%                     3         533,880       0.14     11.310        357         68.32     68.32     580     37.95
11.501% - 12.000%                     6         984,319       0.27     11.728        357         66.79     67.39     551     39.09
12.001% - 12.500%                     2         163,367       0.04     12.282        357         66.99     66.99     503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average:  7.518%

10. Range of Maximum Mortgage Rates (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Range f Maximum                  Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Mortgage RAtes (%)                Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
11.001% - 11.500%                     9       3,348,722       0.90      5.445        357         75.60     80.30     657     38.13
11.501% - 12.000%                    50      21,939,580       5.92      5.837        357         78.33     87.56     637     40.88
12.001% - 12.500%                    79      33,293,898       8.99      6.354        357         79.89     90.35     641     41.29
12.501% - 13.000%                   147      49,784,771      13.44      6.820        357         78.77     85.25     629     42.26
13.001% - 13.500%                   124      40,489,960      10.93      7.259        357         80.21     84.17     614     42.85
13.501% - 14.000%                   190      49,456,372      13.35      7.761        357         81.86     85.17     607     43.15
14.001% - 14.500%                   164      37,403,758      10.10      8.233        357         82.59     84.14     591     43.06
14.501% - 15.000%                   167      27,310,458       7.37      8.717        357         81.63     83.48     579     42.68
15.001% - 15.500%                    71      10,949,631       2.96      9.107        357         81.40     83.05     567     43.39
15.501% - 16.000%                    54       6,622,269       1.79      9.644        357         73.87     75.54     547     42.53
16.001% - 16.500%                    17       1,926,621       0.52     10.245        357         73.67     76.28     537     37.78
16.501% - 17.000%                    20       3,625,295       0.98     10.714        357         67.09     67.09     547     43.26
17.001% - 17.500%                     4         587,691       0.16     11.213        356         68.01     68.01     576     35.59
17.501% - 18.000%                     7       1,200,875       0.32     11.588        357         67.37     67.86     557     41.29
18.001% - 18.500%                     2         163,367       0.04     12.282        357         66.99     66.99     503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average:  13.555%

11. Initial Cap (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Initial Cap (%)                   Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
2.00%                             1,067     277,217,985      74.82      7.518        357         80.21     85.01     610     42.29
3.00%                                38      10,885,283       2.94      7.518        356         76.15     78.60     595     44.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average:  2.038%

12. Periodic Cap (%)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Periodic Cap (%)                  Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
1.50%                             1,105     288,103,268      77.76      7.518        357         80.06     84.77     609     42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average:  1.500%

13. Next Rate Adjustment Date


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Next Rate Adjustment Date         Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341      82,400,416      22.24      9.506        342         92.96     93.21     645     42.43
Apr-07                                5         838,633       0.23      8.497        354         95.57     96.37     664     42.48
May-07                               14       3,885,178       1.05      7.541        355         77.85     78.43     604     42.79
Jun-07                              149      40,411,772      10.91      7.555        356         79.08     84.07     601     43.81
Jul-07                              905     232,841,150      62.84      7.521        357         80.17     84.97     609     42.19
Jun-08                                4       1,131,099       0.31      7.891        356         66.48     78.75     647     35.14
Jul-08                               23       6,491,339       1.75      7.151        357         81.70     84.53     636     41.18
Jul-10                                5       2,504,096       0.68      7.018        357         86.08     86.08     654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:  2007-07-15

14. Geographical Distribution


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Geographical Distribution         Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          479     110,492,316      29.82      7.565        355         82.14     87.06     621     43.69
New York                            211      48,471,463      13.08      7.818        354         82.10     85.68     633     43.21
Florida                             302      41,696,714      11.25      7.984        354         81.77     84.16     608     40.61
New Jersey                          144      27,020,455       7.29      8.374        353         82.17     83.69     618     41.77
Massachusetts                        89      15,878,772       4.29      8.047        354         81.94     84.51     622     44.12
Virginia                             81      15,789,340       4.26      7.858        355         80.41     85.99     620     41.20
Maryland                            112      15,415,687       4.16      8.082        354         85.36     86.09     601     43.75
Illinois                            118      11,460,835       3.09      8.403        352         87.09     89.42     612     40.21
Georgia                             115       7,778,678       2.10      8.934        346         86.70     89.86     595     37.38
Hawaii                               34       7,496,602       2.02      7.483        357         83.99     94.28     663     41.01
Connecticut                          47       6,585,953       1.78      7.900        353         81.09     82.71     618     45.64
Other                               714      62,416,870      16.85      8.407        350         85.18     89.04     604     41.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42

15. Occupancy


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Occupancy                         Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,235     330,678,754      89.25      7.952        353         83.12     87.08     616     42.40
Investment                          190      33,876,291       9.14      7.969        354         82.26     84.14     635     42.24
Second Home                          21       5,948,640       1.61      8.341        354         76.07     76.53     595     43.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------

16. Property Types


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Property Types                    Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,995     288,372,680      77.83      8.012        354         82.92     86.48     612     42.15
2-4 Family                          252      55,473,156      14.97      7.705        353         82.10     87.08     636     44.11
Condo                               198      26,530,513       7.16      7.915        354         84.75     87.57     635     41.43
Modular                               1         127,335       0.03     10.150        357         75.00     75.00     517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------

17. Loan Purpose


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Loan Purpose                      Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               1,025     198,052,282      53.45      7.710        355         78.56     80.50     597     42.68
Purchase                          1,411     170,077,750      45.90      8.253        352         88.18     93.97     641     42.02
Refinance - Rate Term                10       2,373,652       0.64      7.844        353         71.21     74.28     575     45.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------

18. Documentation Level


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Documentation Level               Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,750     241,612,494      65.21      7.800        353         84.25     87.84     609     42.40
Stated Documentation                663     120,446,516      32.51      8.293        355         80.07     84.28     635     42.73
Easy Documentation                   33       8,444,674       2.28      7.787        354         85.74     86.10     610     37.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------

19. Original Prepayment Penalty Term (months)


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
Original Prepayment              Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Penalty Term (months)             Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   668      79,212,078      21.38      8.543        351         85.33     87.87     627     42.05
12                                  280      55,505,499      14.98      7.971        354         82.49     86.16     625     42.08
24                                1,287     203,557,343      54.94      7.800        354         82.74     87.24     614     42.46
36                                  211      32,228,765       8.70      7.516        354         78.99     80.73     602     43.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

20. Lien Position


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
Lien Position                     Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          1,205     306,637,199      82.76      7.524        356         79.51     84.00     610     42.37
2nd Lien                          1,241      63,866,485      17.24     10.050        340         99.32     99.32     651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------

21. FICO Score


                                                       % of Mortgage
                                                          Loan Pool
                                             Aggregate  by Aggregate    Weighted   Weighted    Weighted   Weighted
                                              Cut-Off      Cut-off       Average    Average    Average    Average
                                Number of       Date         Date         Gross    Remaining   Combined  Original  Weighted Weighted
                                 Mortgage    Principal     Principal    Interest     Term      Original     LTV     Average  Average
FICO Score                        Loans        Balance      Balance       Rate     (months)     LTV        w SS     FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             3         508,349       0.14      8.072        357         58.77     58.77     500     45.09
501 - 520                            97      20,219,754       5.46      8.873        357         72.06     72.54     512     43.27
521 - 540                           141      30,970,164       8.36      8.286        357         76.63     77.54     531     44.03
541 - 560                           168      24,711,480       6.67      8.149        352         75.86     77.17     550     43.47
561 - 580                           207      23,260,050       6.28      8.203        347         76.63     79.47     570     41.87
581 - 600                           319      41,480,748      11.20      7.939        352         81.92     86.22     591     42.79
601 - 620                           304      52,875,554      14.27      7.596        354         84.13     87.84     610     40.98
621 - 640                           371      51,127,718      13.80      8.000        352         85.21     89.21     631     41.77
641 - 660                           289      39,296,416      10.61      7.780        354         87.35     90.71     650     41.93
661 - 680                           235      34,325,950       9.26      7.957        354         88.63     94.01     670     42.91
681 - 700                           117      16,657,523       4.50      7.906        356         87.34     93.77     689     42.35
701 - 720                            88      16,716,217       4.51      7.326        354         87.06     94.86     710     42.48
721 - 740                            39       5,884,904       1.59      7.924        351         90.50     93.42     731     40.70
741 - 760                            40       7,331,631       1.98      8.010        356         88.12     96.54     748     42.95
761 - 780                            17       3,265,067       0.88      7.548        355         84.15     87.77     770     43.00
781 - 800                             8       1,219,215       0.33      7.452        354         87.74    100.00     787     45.45
801 >=                                3         652,944       0.18      7.348        357         90.72     95.36     808     52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446     370,503,684     100.00      7.960        354         82.93     86.65     617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 617


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                        1             107,316                0.02      6.250         237          80.00
Fixed - 30 Year                      120          25,711,935                5.00      7.057         357          82.10
ARM - 2 Year/6 Month LIBOR         1,230         274,011,850               53.29      7.191         357          82.41
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               704         201,097,897               39.11      6.477         357          80.57
ARM - 3 Year/6 Month LIBOR            25           4,159,291                0.81      7.083         357          82.53
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                24           5,975,714                1.16      6.596         357          78.58
ARM - 5 Year/6 Month LIBOR            11           3,100,611                0.60      6.887         357          81.76
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Fixed - 20 Year                       90.00        600      19.85
Fixed - 30 Year                       98.23        659      42.64
ARM - 2 Year/6 Month LIBOR            97.93        648      42.27
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                99.67        653      42.48
ARM - 3 Year/6 Month LIBOR            99.07        673      40.92
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                97.31        682      40.99
ARM - 5 Year/6 Month LIBOR            98.26        657      38.54
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      186          60,068,799               11.68      5.771         357          80.14
6.000% - 6.999%                      922         255,823,470               49.76      6.554         357          80.61
7.000% - 7.999%                      713         157,897,739               30.71      7.469         357          82.76
8.000% - 8.999%                      248          36,458,867                7.09      8.359         357          86.09
9.000% - 9.999%                       38           3,295,831                0.64      9.397         357          83.84
10.000% - 10.999%                      7             440,025                0.09     10.282         357          82.10
11.000% - 11.999%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       99.31        670      42.40
6.000% - 6.999%                       99.01        661      42.90
7.000% - 7.999%                       98.22        642      41.67
8.000% - 8.999%                       97.01        600      41.11
9.000% - 9.999%                       95.30        568      39.95
10.000% - 10.999%                     96.88        563      44.87
11.000% - 11.999%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     61           3,783,453                0.74      8.996         357          84.12
$75,001 - $100,000                   129          11,482,066                2.23      7.655         357          82.96
$100,001 - $125,000                  273          30,574,818                5.95      7.537         356          83.66
$125,001 - $150,000                  210          28,797,113                5.60      7.381         357          82.81
$150,001 - $175,000                  196          31,494,535                6.13      7.062         357          82.87
$175,001 - $200,000                  200          37,467,425                7.29      6.975         357          81.83
$200,001 - $225,000                  150          31,909,228                6.21      6.895         357          82.11
$225,001 - $250,000                  105          24,902,299                4.84      6.709         357          81.45
$250,001 - $275,000                  106          27,804,858                5.41      6.884         357          81.98
$275,001 - $300,000                   97          27,836,780                5.41      6.763         357          81.13
$300,001 - $325,000                   88          27,515,069                5.35      6.837         357          81.70
$325,001 - $350,000                   77          25,958,687                5.05      6.755         357          81.75
$350,001 - $375,000                   60          21,702,767                4.22      6.792         357          81.33
$375,001 - $400,000                   57          22,072,774                4.29      6.573         357          80.99
$400,001 - $425,000                   43          17,771,793                3.46      6.758         357          81.35
$425,001 - $450,000                   52          22,846,248                4.44      6.505         357          80.84
$450,001 - $475,000                   39          18,050,733                3.51      6.837         357          81.66
$475,001 - $500,000                   25          12,123,141                2.36      6.502         357          81.94
$500,001 - $750,000                  145          88,355,823               17.18      6.703         357          80.04
$750,001 - $1,000,000                  2           1,715,004                0.33      6.177         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$50,001 - $75,000                     99.04        604      41.90
$75,001 - $100,000                    98.30        625      40.31
$100,001 - $125,000                   98.62        628      41.75
$125,001 - $150,000                   98.63        632      41.11
$150,001 - $175,000                   98.18        636      42.47
$175,001 - $200,000                   98.77        652      41.64
$200,001 - $225,000                   98.59        643      42.19
$225,001 - $250,000                   99.24        656      43.17
$250,001 - $275,000                   98.88        651      41.23
$275,001 - $300,000                   98.77        650      42.37
$300,001 - $325,000                   98.58        649      42.78
$325,001 - $350,000                   98.60        649      41.32
$350,001 - $375,000                   99.04        658      43.36
$375,001 - $400,000                   99.12        665      43.43
$400,001 - $425,000                   98.70        664      43.07
$425,001 - $450,000                   98.41        677      44.87
$450,001 - $475,000                   98.97        659      45.28
$475,001 - $500,000                   99.13        670      42.15
$500,001 - $750,000                   98.25        662      42.00
$750,001 - $1,000,000                 94.54        657      31.03
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
240                                    1             107,316                0.02      6.250         237          80.00
359                                    1             680,000                0.13      6.050         355          77.27
360                                2,113         513,377,298               99.85      6.896         357          81.63
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
240                                   90.00        600      19.85
359                                   93.74        630      49.78
360                                   98.64        651      42.31
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
181 - 240                              1             107,316                0.02      6.250         237          80.00
301 - 360                          2,114         514,057,298               99.98      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
181 - 240                             90.00        600      19.85
301 - 360                             98.63        651      42.32
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                        1             207,271                0.04      6.850         357          44.59
55.01% - 60.00%                        1             748,014                0.15      6.650         357          60.00
60.01% - 65.00%                        2             929,883                0.18      8.708         356          63.29
65.01% - 70.00%                        3             320,436                0.06      7.097         357          69.84
70.01% - 75.00%                        9           2,948,227                0.57      7.317         357          73.27
75.01% - 80.00%                    1,566         408,127,127               79.38      6.730         357          79.96
80.01% - 85.00%                      102          19,156,759                3.73      7.160         357          84.98
85.01% - 90.00%                      431          81,726,898               15.90      7.624         357          89.99
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
40.01% - 45.00%                       51.03        533      53.05
55.01% - 60.00%                       78.16        568      48.74
60.01% - 65.00%                       76.60        661      34.06
65.01% - 70.00%                       93.00        611      44.22
70.01% - 75.00%                       93.51        640      38.90
75.01% - 80.00%                       99.34        660      42.54
80.01% - 85.00%                       95.33        618      41.07
85.01% - 90.00%                       96.59        616      41.66
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
4.001% - 4.500%                        3             845,960                0.16      5.186         357          80.00
4.501% - 5.000%                       50          15,868,498                3.09      5.507         357          79.99
5.001% - 5.500%                      221          72,340,294               14.07      5.966         357          80.19
5.501% - 6.000%                      440         123,849,956               24.09      6.442         357          80.67
6.001% - 6.500%                      440         113,285,179               22.03      6.909         357          80.85
6.501% - 7.000%                      840         162,155,476               31.54      7.765         357          83.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
4.001% - 4.500%                      100.00        716      45.95
4.501% - 5.000%                       99.72        670      44.40
5.001% - 5.500%                       99.31        666      42.17
5.501% - 6.000%                       99.21        662      42.97
6.001% - 6.500%                       98.54        656      42.27
6.501% - 7.000%                       97.89        630      41.66
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
5.001% - 5.500%                       28           8,015,213                1.56      5.358         357          79.99
5.501% - 6.000%                      184          59,359,748               11.54      5.855         357          80.15
6.001% - 6.500%                      387         116,228,187               22.61      6.340         357          80.46
6.501% - 7.000%                      472         123,374,076               24.00      6.804         357          80.74
7.001% - 7.500%                      357          82,112,770               15.97      7.296         357          82.13
7.501% - 8.000%                      295          63,030,785               12.26      7.762         357          83.73
8.001% - 8.500%                      154          24,103,144                4.69      8.263         357          86.39
8.501% - 9.000%                       79           8,964,027                1.74      8.712         357          86.29
9.001% - 9.500%                       19           1,685,252                0.33      9.268         357          83.59
9.501% - 10.000%                      13             975,090                0.19      9.780         357          83.35
10.001% - 10.500%                      5             317,187                0.06     10.368         357          79.84
11.501% - 12.000%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
5.001% - 5.500%                       99.45        675      43.88
5.501% - 6.000%                       99.30        666      42.41
6.001% - 6.500%                       99.35        662      42.81
6.501% - 7.000%                       98.74        660      42.70
7.001% - 7.500%                       98.61        648      42.28
7.501% - 8.000%                       97.64        630      40.93
8.001% - 8.500%                       96.98        605      41.03
8.501% - 9.000%                       96.97        585      41.84
9.001% - 9.500%                       94.33        569      42.34
9.501% - 10.000%                      96.93        571      41.16
10.001% - 10.500%                     95.68        549      44.38
11.501% - 12.000%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
11.001% - 11.500%                     28           8,015,213                1.56      5.358         357          79.99
11.501% - 12.000%                    180          57,768,388               11.24      5.861         357          80.15
12.001% - 12.500%                    381         113,842,035               22.14      6.343         357          80.47
12.501% - 13.000%                    470         123,314,714               23.98      6.789         357          80.70
13.001% - 13.500%                    357          83,343,085               16.21      7.264         357          82.08
13.501% - 14.000%                    298          63,561,791               12.36      7.739         357          83.66
14.001% - 14.500%                    158          25,077,727                4.88      8.220         357          86.18
14.501% - 15.000%                     82          10,083,743                1.96      8.601         357          86.26
15.001% - 15.500%                     21           1,866,506                0.36      9.159         357          83.60
15.501% - 16.000%                     13             975,090                0.19      9.780         357          83.35
16.001% - 16.500%                      5             317,187                0.06     10.368         357          79.84
17.501% - 18.000%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
11.001% - 11.500%                     99.45        675      43.88
11.501% - 12.000%                     99.28        666      42.82
12.001% - 12.500%                     99.42        662      42.72
12.501% - 13.000%                     98.76        660      42.43
13.001% - 13.500%                     98.53        649      42.47
13.501% - 14.000%                     97.66        632      41.06
14.001% - 14.500%                     97.03        607      40.88
14.501% - 15.000%                     97.09        591      42.02
15.001% - 15.500%                     94.88        586      42.75
15.501% - 16.000%                     96.93        571      41.16
16.001% - 16.500%                     95.68        549      44.38
17.501% - 18.000%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
2.00%                              1,967         480,260,321               93.41      6.891         357          81.59
3.00%                                 27           8,085,042                1.57      6.638         355          81.78
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
2.00%                                 98.66        650      42.32
3.00%                                 98.06        677      41.61
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
1.50%                              1,994         488,345,363               94.98      6.887         357          81.60
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
1.50                                  98.65        651      42.31
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
Feb-07                                 1             254,517                0.05      6.250         352          90.00
Apr-07                                 2             340,432                0.07      7.219         354          81.97
May-07                                14           3,517,924                0.68      6.841         355          83.05
Jun-07                               224          58,429,646               11.36      6.794         356          81.06
Jul-07                             1,693         412,567,228               80.24      6.902         357          81.69
May-08                                 2             365,232                0.07      7.538         355          86.25
Jun-08                                 7           1,819,876                0.35      7.185         356          73.38
Jul-08                                40           7,949,897                1.55      6.672         357          81.48
Jul-10                                11           3,100,611                0.60      6.887         357          81.76
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
Feb-07                               100.00        689      35.14
Apr-07                               100.00        663      49.12
May-07                                98.26        673      43.17
Jun-07                                98.77        656      42.42
Jul-07                                98.65        649      42.34
May-08                               100.00        699      41.32
Jun-08                                91.18        683      40.14
Jul-08                                99.52        677      41.13
Jul-10                                98.26        657      38.54
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-11


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           407         149,056,602               28.99      6.545         357          80.53
New York                             181          63,391,478               12.33      6.846         357          81.16
Florida                              236          48,860,330                9.50      7.042         357          82.17
New Jersey                            99          26,635,727                5.18      7.129         357          82.39
Maryland                              89          21,689,081                4.22      6.806         357          82.10
Illinois                             118          21,530,744                4.19      7.146         357          81.80
Georgia                              136          20,733,530                4.03      7.276         357          83.83
Virginia                              69          19,837,556                3.86      6.881         357          81.63
Massachusetts                         71          17,870,966                3.48      6.888         357          80.86
Hawaii                                34          13,090,207                2.55      6.559         357          80.22
Colorado                              54          10,176,451                1.98      6.844         357          81.00
Other                                621         101,291,943               19.70      7.248         357          82.85
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            98.90        658      43.00
New York                              98.61        670      44.59
Florida                               98.64        650      40.81
New Jersey                            98.39        660      41.96
Maryland                              98.59        643      42.22
Illinois                              98.28        655      41.33
Georgia                               98.58        629      41.44
Virginia                              97.99        650      42.05
Massachusetts                         99.26        660      43.10
Hawaii                                99.07        673      42.16
Colorado                              98.24        632      40.12
Other                                 98.39        632      41.29
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Number of States Represented: 42


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                            1,973         487,158,457               94.75      6.865         357          81.27
Investment                           131          23,968,383                4.66      7.530         357          88.41
Second Home                           11           3,037,774                0.59      6.774         357          84.80
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               98.81        650      42.44
Investment                            95.22        676      39.92
Second Home                           95.75        673      41.76
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence            1,737         411,244,602               79.98      6.884         357          81.58
2-4 Family                           211          65,400,138               12.72      6.956         357          82.07
Condo                                167          37,519,874                7.30      6.911         357          81.27
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               98.62        648      42.01
2-4 Family                            98.60        672      44.10
Condo                                 98.72        658      42.57
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                           1,742         420,298,241               81.74      6.914         357          81.52
Refinance - Cashout                  366          91,841,476               17.86      6.805         357          82.02
Refinance - Rate Term                  7           2,024,896                0.39      7.082         357          85.42
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              99.03        655      42.42
Refinance - Cashout                   96.79        633      41.76
Refinance - Rate Term                 97.98        631      47.77
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                 1,458         322,680,906               62.76      6.800         357          82.64
Stated Documentation                 649         190,177,161               36.99      7.052         357          79.88
Easy Documentation                     8           1,306,547                0.25      7.483         357          84.42
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    98.32        637      41.79
Stated Documentation                  99.20        675      43.27
Easy Documentation                    92.15        602      34.55
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    458          97,710,671               19.00      7.194         357          82.16
12                                   279          82,141,548               15.98      6.951         357          81.61
24                                 1,235         304,435,994               59.21      6.799         357          81.41
36                                   143          29,876,401                5.81      6.742         356          82.04
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     98.40        652      41.56
12                                    98.65        666      43.41
24                                    98.71        648      42.31
36                                    98.45        644      41.95
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                           2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              98.63        651      42.32
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
501 - 520                             10           1,279,514                0.25      8.595         357          79.25
521 - 540                             12           2,652,906                0.52      8.015         357          79.64
541 - 560                             80          12,350,525                2.40      8.210         357          88.43
561 - 580                            142          28,064,899                5.46      7.780         357          86.68
581 - 600                            234          46,903,658                9.12      7.028         357          82.79
601 - 620                            189          41,156,679                8.00      6.919         357          82.64
621 - 640                            358          81,397,892               15.83      6.903         357          80.92
641 - 660                            337          86,830,232               16.89      6.762         357          80.96
661 - 680                            266          77,956,446               15.16      6.785         357          80.36
681 - 700                            191          50,569,928                9.84      6.628         357          80.40
701 - 720                            131          37,066,086                7.21      6.624         357          81.19
721 - 740                             66          19,201,004                3.73      6.770         357          80.96
741 - 760                             47          14,285,724                2.78      6.610         357          80.67
761 - 780                             33           8,811,970                1.71      6.539         357          81.70
781 - 800                             14           4,538,502                0.88      6.726         357          81.19
801 >=                                 5           1,098,648                0.21      6.844         357          85.52
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
501 - 520                             93.92        515      40.87
521 - 540                             90.18        533      34.06
541 - 560                             95.11        555      42.28
561 - 580                             94.62        571      42.71
581 - 600                             98.60        591      42.15
601 - 620                             98.93        611      41.69
621 - 640                             99.08        630      42.52
641 - 660                             99.15        650      42.62
661 - 680                             99.44        670      42.44
681 - 700                             98.77        689      41.49
701 - 720                             98.89        709      42.17
721 - 740                             99.25        731      42.93
741 - 760                             98.24        748      43.33
761 - 780                             98.93        769      43.43
781 - 800                             99.26        791      42.76
801 >=                                97.24        809      47.20
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

4. Fico Distribution

------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                             Average            Weighted
                               Current                               Weighted    Weighted    Stated             Average
Fico           Number of      Principal        Average     Percent    Average    Average    Remaining   FICO    Original
Distribution     Loans         Balance         Balance     Balance   Seasoning    Coupon      Term      Score     LTV
------------------------------------------------------------------------------------------------------------------------
<= 500                 6       1,421,431.95   236,905.33      0.12       3.000      8.400         357     500      67.43
501 - 525            213      44,769,925.02   210,187.44      3.85       3.000      8.543         357     514      74.34
526 - 550            292      63,027,531.65   215,847.71      5.42       3.000      8.036         356     538      77.66
551 - 575            595     104,184,893.76   175,100.66      8.96       3.000      7.826         354     562      80.21
576 - 600            793     141,271,503.73   178,148.18     12.15       3.000      7.469         355     589      78.29
601 - 625            869     172,806,087.43   198,856.26     14.87       3.000      7.258         355     613      78.85
626 - 650          1,054     220,995,903.12   209,673.53     19.01       3.000      7.128         355     638      77.53
651 >=             1,901     414,012,348.55   217,786.61     35.61       3.000      7.012         356     691      77.13
------------------------------------------------------------------------------------------------------------------------
Total:             5,723   1,162,489,625.21   203,125.92    100.00       3.000      7.315         356     630      77.79
------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------

               Weighted    Wtd                       Pct
               Average     Avg     Pct     Pct     Single               Pct
Fico           Original   Back    Full    Owner    Family      Pct     Silent    Pct
Distribution     CLTV     Ratio    Doc     Occ     and PUD   Cashout   Second    IO
-------------------------------------------------------------------------------------
<= 500            67.43   39.06   75.84   100.00    100.00     79.24     0.00    0.00
501 - 525         74.34   43.50   64.16    92.70     89.52     80.03     0.00    0.00
526 - 550         77.75   43.10   69.65    94.69     85.73     74.17     0.09    0.00
551 - 575         81.49   43.12   76.32    96.56     87.46     60.35     1.47    0.86
576 - 600         82.45   42.34   77.57    92.87     87.15     53.96     5.11   31.44
601 - 625         83.13   41.55   71.26    93.48     83.51     56.63     5.31   26.92
626 - 650         82.65   42.34   57.65    92.70     80.16     37.73     6.39   25.42
651 >=            83.28   42.23   48.40    90.00     75.39     29.18     7.67   30.07
-------------------------------------------------------------------------------------
Total:            82.21   42.33   61.40    92.34     81.15     45.15     5.49   23.44
-------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 629.9

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625




1. Collateral Statistics

Av Loan Size: 203,125.92
Gross WAC: 7.315
Loan Balance > $750k: 0.67
Weighted Average FICO: 630
FICO < 650: 63.55
Percent CLTV > 80%: 38.60
Percent CLTV (w/o MI) > 80%: 38.60
Weighted Average CLTV (Inc. Silent Seconds): 89.73
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds): 651 Weighted Average CLTV for Silent Seconds: 98.63
IO Loans (%): 23.44
IO: FICO: 650
IO: CLTV: 81.41
Own Occ (%): 92.34
Second Home (%): 1.23
Investment Property (%): 6.43
Percent Single-Family Properties: 81.15
Percent PUD: 0.00
Percent Condos: 6.52
Percent 2-4 Family: 12.32
Rate Term Refi (%): 0.62
Purchase (%): 54.23
CO Refi (%): 45.15
California Concentration: 28.12
Northern California Concentration: 11.26
Southern California Concentration: 16.86
Full Doc (%): 61.40
Limited Doc (%): 0.00
Stated Doc (%): 37.03
No Doc (%): 0.00
Easy Doc (%): 1.58
No Ratio (%): 0.00
No Income Verification (%): 0.00
No Asset Verification (%): 0.00
Other Documentation (%): 0.00
Five Largest Originators (w/ %): Fremont (100%)
Five Largest Servicers (w/%):  Countrywide (100%)

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               885         260,521,716               95.61      6.501         357          81.49
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                42          11,974,003                4.39      6.392         357          79.73
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                96.23        649      42.30
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                89.08        670      39.86
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      198          67,390,125               24.73      5.756         357          79.90
6.000% - 6.999%                      529         154,026,447               56.52      6.493         357          81.12
7.000% - 7.999%                      175          46,640,265               17.12      7.411         357          83.57
8.000% - 8.999%                       24           4,379,383                1.61      8.220         357          91.77
9.000% - 9.999%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       94.43        663      42.25
6.000% - 6.999%                       96.13        649      42.19
7.000% - 7.999%                       97.08        635      42.14
8.000% - 8.999%                       99.14        632      41.78
9.000% - 9.999%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                      2             119,500                0.04      8.872         356         100.00
$75,001 - $100,000                    23           1,986,491                0.73      7.150         357          82.07
$100,001 - $125,000                   70           7,825,440                2.87      7.020         357          81.42
$125,001 - $150,000                   66           9,152,915                3.36      6.836         357          80.11
$150,001 - $175,000                   80          12,907,035                4.74      6.599         357          81.52
$175,001 - $200,000                   78          14,684,899                5.39      6.543         357          81.25
$200,001 - $225,000                   68          14,462,009                5.31      6.496         357          81.84
$225,001 - $250,000                   59          13,999,742                5.14      6.407         357          81.26
$250,001 - $275,000                   53          13,960,439                5.12      6.494         357          81.66
$275,001 - $300,000                   61          17,514,829                6.43      6.456         357          82.12
$300,001 - $325,000                   46          14,389,996                5.28      6.553         357          82.60
$325,001 - $350,000                   41          13,823,538                5.07      6.356         357          81.89
$350,001 - $375,000                   40          14,491,506                5.32      6.440         357          81.93
$375,001 - $400,000                   34          13,147,434                4.82      6.317         357          81.11
$400,001 - $425,000                   24           9,937,344                3.65      6.478         357          82.16
$425,001 - $450,000                   28          12,282,991                4.51      6.049         357          81.25
$450,001 - $475,000                   20           9,229,278                3.39      6.743         357          80.90
$475,001 - $500,000                   24          11,657,760                4.28      6.296         357          81.15
$500,001 - $750,000                  106          63,737,822               23.39      6.541         357          81.09
$750,001 - $1,000,000                  4           3,184,750                1.17      5.965         357          76.82
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$50,001 - $75,000                    100.00        639      49.05
$75,001 - $100,000                    98.87        629      41.04
$100,001 - $125,000                   97.37        628      42.43
$125,001 - $150,000                   97.12        640      43.26
$150,001 - $175,000                   96.41        628      42.75
$175,001 - $200,000                   98.51        645      41.59
$200,001 - $225,000                   97.78        642      42.60
$225,001 - $250,000                   97.08        646      42.92
$250,001 - $275,000                   95.83        659      40.13
$275,001 - $300,000                   94.94        646      42.22
$300,001 - $325,000                   94.70        637      43.00
$325,001 - $350,000                   95.18        652      42.55
$350,001 - $375,000                   93.80        645      41.60
$375,001 - $400,000                   95.61        654      41.73
$400,001 - $425,000                   97.12        649      43.08
$425,001 - $450,000                   94.81        665      42.58
$450,001 - $475,000                   97.15        655      45.06
$475,001 - $500,000                   95.28        661      40.96
$500,001 - $750,000                   96.29        658      42.27
$750,001 - $1,000,000                 76.82        664      33.13
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
359                                    2             848,300                0.31      6.169         355          79.80
360                                  925         271,647,419               99.69      6.497         357          81.42
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
359                                   93.00        645      47.34
360                                   95.93        650      42.18
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
301 - 360                            927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
301 - 360                             95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                        1             165,000                0.06      5.500         357          50.00
50.01% - 55.00%                        2             288,288                0.11      5.442         357          52.95
55.01% - 60.00%                        1             116,000                0.04      6.750         357          58.00
60.01% - 65.00%                        4           1,328,999                0.49      7.228         356          62.33
65.01% - 70.00%                        5           1,461,599                0.54      6.180         357          70.00
70.01% - 75.00%                       16           6,681,655                2.45      5.955         357          74.14
75.01% - 80.00%                      703         207,569,682               76.17      6.429         357          79.95
80.01% - 85.00%                       72          20,144,623                7.39      6.517         357          84.26
85.01% - 90.00%                       91          25,638,493                9.41      6.801         357          89.37
90.01% - 95.00%                       11           3,743,401                1.37      7.107         357          94.83
95.01% - 100.00%                      21           5,357,979                1.97      7.791         357         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
45.01% - 50.00%                       50.00        688      44.98
50.01% - 55.00%                       52.95        669      30.98
55.01% - 60.00%                       58.00        579      34.14
60.01% - 65.00%                       71.20        665      31.28
65.01% - 70.00%                       70.00        615      45.38
70.01% - 75.00%                       75.75        650      36.05
75.01% - 80.00%                       98.07        654      42.21
80.01% - 85.00%                       88.02        628      41.41
85.01% - 90.00%                       92.97        632      44.71
90.01% - 95.00%                       94.83        627      45.49
95.01% - 100.00%                     100.00        655      40.38
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                        1             301,500                0.11      6.950         357          90.00
4.001% - 4.500%                        4           1,208,560                0.44      5.175         357          77.00
4.501% - 5.000%                       59          19,679,495                7.22      5.498         357          79.51
5.001% - 5.500%                      207          69,778,106               25.61      5.951         357          80.38
5.501% - 6.000%                      294          85,806,843               31.49      6.417         357          80.96
6.001% - 6.500%                      203          55,871,070               20.50      6.902         357          81.83
6.501% - 7.000%                      159          39,850,145               14.62      7.581         357          84.64
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
1.000% - 3.500%                       90.00        648      41.25
4.001% - 4.500%                       91.00        691      43.78
4.501% - 5.000%                       94.03        668      42.91
5.001% - 5.500%                       95.69        659      42.05
5.501% - 6.000%                       95.45        646      42.44
6.001% - 6.500%                       96.81        646      41.76
6.501% - 7.000%                       97.22        637      42.11
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                       38          11,861,396                4.35      5.381         357          78.64
5.501% - 6.000%                      180          61,500,578               22.57      5.851         357          80.25
6.001% - 6.500%                      293          88,773,782               32.58      6.328         357          80.92
6.501% - 7.000%                      227          62,077,164               22.78      6.798         357          81.36
7.001% - 7.500%                      108          28,563,892               10.48      7.269         357          83.73
7.501% - 8.000%                       60          16,341,673                6.00      7.767         357          84.22
8.001% - 8.500%                       17           2,946,735                1.08      8.230         357          92.00
8.501% - 9.000%                        3             371,000                0.14      8.774         357         100.00
9.001% - 9.500%                        1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.001% - 5.500%                       91.06        674      42.25
5.501% - 6.000%                       95.42        659      42.31
6.001% - 6.500%                       96.00        649      42.56
6.501% - 7.000%                       96.31        648      41.35
7.001% - 7.500%                       97.19        636      42.59
7.501% - 8.000%                       96.58        635      41.91
8.001% - 8.500%                       98.72        622      44.31
8.501% - 9.000%                      100.00        664      38.09
9.001% - 9.500%                      100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                     38          11,861,396                4.35      5.381         357          78.64
11.501% - 12.000%                    175          59,090,978               21.69      5.856         357          80.14
12.001% - 12.500%                    291          87,900,590               32.26      6.330         357          80.95
12.501% - 13.000%                    227          62,812,464               23.05      6.759         357          81.37
13.001% - 13.500%                    107          28,309,374               10.39      7.234         357          83.32
13.501% - 14.000%                     65          18,015,973                6.61      7.672         357          84.17
14.001% - 14.500%                     20           4,074,445                1.50      7.962         357          91.29
14.501% - 15.000%                      3             371,000                0.14      8.774         357         100.00
15.001% - 15.500%                      1              59,500                0.02      9.500         356         100.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
11.001% - 11.500%                     91.06        674      42.25
11.501% - 12.000%                     95.44        659      42.74
12.001% - 12.500%                     96.01        649      42.50
12.501% - 13.000%                     96.26        649      40.82
13.001% - 13.500%                     97.02        634      42.56
13.501% - 14.000%                     96.55        638      42.44
14.001% - 14.500%                     99.08        634      45.22
14.501% - 15.000%                    100.00        664      38.09
15.001% - 15.500%                    100.00        655      50.00
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
2.00%                                912         266,410,917               97.77      6.499         357          81.36
3.00%                                 15           6,084,802                2.23      6.354         355          83.69
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
2.00%                                 95.91        650      42.21
3.00%                                 96.34        658      41.45
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1.50%                                927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
1.50%                                 95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Apr-07                                 1             273,200                0.10      6.990         354          80.00
May-07                                 7           2,832,102                1.04      6.301         355          88.00
Jun-07                               135          40,627,799               14.91      6.466         356          80.71
Jul-07                               742         216,788,616               79.56      6.509         357          81.55
May-08                                 2             305,100                0.11      6.964         354          85.52
Jun-08                                 6           1,950,345                0.72      7.004         356          74.78
Jul-08                                34           9,718,558                3.57      6.251         357          80.55
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Apr-07                               100.00        656      48.63
May-07                                94.24        633      43.10
Jun-07                                95.92        654      42.28
Jul-07                                96.32        648      42.29
May-08                                94.48        703      38.66
Jun-08                                88.73        702      38.94
Jul-08                                88.99        662      40.08
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           347         132,719,045               48.71      6.352         357          80.64
Florida                               91          21,563,743                7.91      6.653         357          82.37
New York                              37          14,309,253                5.25      6.481         357          80.88
Maryland                              52          13,697,352                5.03      6.492         357          83.40
Virginia                              32          10,543,822                3.87      6.552         357          82.03
New Jersey                            35           9,464,497                3.47      6.967         357          86.60
Massachusetts                         29           8,350,570                3.06      6.574         357          81.93
Colorado                              41           7,521,668                2.76      6.523         357          80.25
Hawaii                                18           7,127,817                2.62      6.225         357          80.77
Georgia                               41           6,807,932                2.50      6.861         357          82.07
Nevada                                23           5,902,425                2.17      6.737         357          81.50
Other                                181          34,487,595               12.66      6.733         357          81.73
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            95.39        653      42.51
Florida                               95.33        646      40.13
New York                              93.43        654      43.28
Maryland                              97.33        639      41.71
Virginia                              96.95        667      42.28
New Jersey                            96.25        641      41.48
Massachusetts                         97.39        664      43.96
Colorado                              99.75        644      43.85
Hawaii                                98.78        678      40.87
Georgia                               98.21        637      42.09
Nevada                                95.87        639      39.97
Other                                 96.17        637      42.07
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                              926         272,196,318               99.89      6.497         357          81.40
Second Home                            1             299,401                0.11      5.900         357          90.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               95.92        650      42.19
Second Home                          100.00        790      48.85
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence              807         237,644,415               87.21      6.484         357          81.34
Condo                                 81          20,058,030                7.36      6.529         357          82.07
2-4 Family                            39          14,793,274                5.43      6.642         357          81.64
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               95.75        649      41.92
Condo                                 97.24        648      44.18
2-4 Family                            96.88        666      43.94
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                             659         192,943,557               70.81      6.515         357          80.89
Refinance - Cashout                  264          78,278,851               28.73      6.438         357          82.63
Refinance - Rate Term                  4           1,273,311                0.47      7.260         357          86.45
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              98.41        656      42.16
Refinance - Cashout                   89.73        634      42.16
Refinance - Rate Term                100.00        608      48.46
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                   806         221,383,446               81.24      6.400         357          81.65
Stated Documentation                 111          47,562,205               17.45      6.900         357          79.45
Easy Documentation                    10           3,550,069                1.30      7.092         357          92.83
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    95.73        643      42.30
Stated Documentation                  97.02        681      41.99
Easy Documentation                    92.83        650      38.52
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    138          34,203,385               12.55      6.913         357          82.50
12                                    71          26,245,630                9.63      6.691         357          81.21
24                                   642         192,481,721               70.64      6.428         357          81.17
36                                    76          19,564,984                7.18      6.177         357          82.19
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     96.93        648      41.51
12                                    96.17        659      42.63
24                                    96.09        650      42.26
36                                    92.12        643      42.13
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                             927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              95.92        650      42.19
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
561 - 580                             15           2,932,279                1.08      6.983         357          80.36
581 - 600                            176          42,382,257               15.55      6.730         357          81.94
601 - 620                            135          36,177,538               13.28      6.663         357          82.39
621 - 640                            135          39,911,710               14.65      6.419         357          82.13
641 - 660                            145          44,639,148               16.38      6.357         357          81.42
661 - 680                            113          41,479,033               15.22      6.573         357          81.03
681 - 700                             89          25,537,755                9.37      6.354         357          79.59
701 - 720                             56          20,411,967                7.49      6.279         357          80.77
721 - 740                             26           7,899,091                2.90      6.351         357          80.86
741 - 760                             18           5,632,183                2.07      6.304         357          80.68
761 - 780                             12           3,925,613                1.44      6.245         357          81.31
781 - 800                              6           1,347,145                0.49      6.567         357          82.22
801 >=                                 1             220,000                0.08      5.850         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                               927         272,495,719              100.00      6.496         357          81.41
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
561 - 580                             96.97        578      38.19
581 - 600                             95.67        591      42.72
601 - 620                             93.97        610      41.71
621 - 640                             94.32        630      43.46
641 - 660                             95.58        650      42.36
661 - 680                             97.48        669      41.18
681 - 700                             96.61        689      41.65
701 - 720                             98.37        709      42.33
721 - 740                             96.31        730      45.06
741 - 760                             95.85        750      37.99
761 - 780                            100.00        768      44.81
781 - 800                            100.00        793      36.00
801 >=                               100.00        813      45.24
-----------------------------------------------------------------
Total:                                95.92        650      42.19
-----------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651


2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Product                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                        1             107,316                0.02      6.250         237          80.00
Fixed - 30 Year                      120          25,711,935                5.00      7.057         357          82.10
ARM - 2 Year/6 Month LIBOR         1,230         274,011,850               53.29      7.191         357          82.41
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               704         201,097,897               39.11      6.477         357          80.57
ARM - 3 Year/6 Month LIBOR            25           4,159,291                0.81      7.083         357          82.53
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                24           5,975,714                1.16      6.596         357          78.58
ARM - 5 Year/6 Month LIBOR            11           3,100,611                0.60      6.887         357          81.76
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Product                        Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Fixed - 20 Year                       90.00        600      19.85
Fixed - 30 Year                       98.23        659      42.64
ARM - 2 Year/6 Month LIBOR            97.93        648      42.27
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                99.67        653      42.48
ARM - 3 Year/6 Month LIBOR            99.07        673      40.92
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                97.31        682      40.99
ARM - 5 Year/6 Month LIBOR            98.26        657      38.54
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Gross                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      186          60,068,799               11.68      5.771         357          80.14
6.000% - 6.999%                      922         255,823,470               49.76      6.554         357          80.61
7.000% - 7.999%                      713         157,897,739               30.71      7.469         357          82.76
8.000% - 8.999%                      248          36,458,867                7.09      8.359         357          86.09
9.000% - 9.999%                       38           3,295,831                0.64      9.397         357          83.84
10.000% - 10.999%                      7             440,025                0.09     10.282         357          82.10
11.000% - 11.999%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Gross                            Average      Weighted   Weighted
Interest                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
5.000% - 5.999%                       99.31        670      42.40
6.000% - 6.999%                       99.01        661      42.90
7.000% - 7.999%                       98.22        642      41.67
8.000% - 8.999%                       97.01        600      41.11
9.000% - 9.999%                       95.30        568      39.95
10.000% - 10.999%                     96.88        563      44.87
11.000% - 11.999%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%


4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Cut-off                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     61           3,783,453                0.74      8.996         357          84.12
$75,001 - $100,000                   129          11,482,066                2.23      7.655         357          82.96
$100,001 - $125,000                  273          30,574,818                5.95      7.537         356          83.66
$125,001 - $150,000                  210          28,797,113                5.60      7.381         357          82.81
$150,001 - $175,000                  196          31,494,535                6.13      7.062         357          82.87
$175,001 - $200,000                  200          37,467,425                7.29      6.975         357          81.83
$200,001 - $225,000                  150          31,909,228                6.21      6.895         357          82.11
$225,001 - $250,000                  105          24,902,299                4.84      6.709         357          81.45
$250,001 - $275,000                  106          27,804,858                5.41      6.884         357          81.98
$275,001 - $300,000                   97          27,836,780                5.41      6.763         357          81.13
$300,001 - $325,000                   88          27,515,069                5.35      6.837         357          81.70
$325,001 - $350,000                   77          25,958,687                5.05      6.755         357          81.75
$350,001 - $375,000                   60          21,702,767                4.22      6.792         357          81.33
$375,001 - $400,000                   57          22,072,774                4.29      6.573         357          80.99
$400,001 - $425,000                   43          17,771,793                3.46      6.758         357          81.35
$425,001 - $450,000                   52          22,846,248                4.44      6.505         357          80.84
$450,001 - $475,000                   39          18,050,733                3.51      6.837         357          81.66
$475,001 - $500,000                   25          12,123,141                2.36      6.502         357          81.94
$500,001 - $750,000                  145          88,355,823               17.18      6.703         357          80.04
$750,001 - $1,000,000                  2           1,715,004                0.33      6.177         357          80.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Cut-off                          Average      Weighted   Weighted
Date Principal                 Original LTV   Average    Average
Balances ($)                       w SS         FICO       DTI
-----------------------------------------------------------------
$50,001 - $75,000                     99.04        604      41.90
$75,001 - $100,000                    98.30        625      40.31
$100,001 - $125,000                   98.62        628      41.75
$125,001 - $150,000                   98.63        632      41.11
$150,001 - $175,000                   98.18        636      42.47
$175,001 - $200,000                   98.77        652      41.64
$200,001 - $225,000                   98.59        643      42.19
$225,001 - $250,000                   99.24        656      43.17
$250,001 - $275,000                   98.88        651      41.23
$275,001 - $300,000                   98.77        650      42.37
$300,001 - $325,000                   98.58        649      42.78
$325,001 - $350,000                   98.60        649      41.32
$350,001 - $375,000                   99.04        658      43.36
$375,001 - $400,000                   99.12        665      43.43
$400,001 - $425,000                   98.70        664      43.07
$425,001 - $450,000                   98.41        677      44.87
$450,001 - $475,000                   98.97        659      45.28
$475,001 - $500,000                   99.13        670      42.15
$500,001 - $750,000                   98.25        662      42.00
$750,001 - $1,000,000                 94.54        657      31.03
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104


5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
Original                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
240                                    1             107,316                0.02      6.250         237          80.00
359                                    1             680,000                0.13      6.050         355          77.27
360                                2,113         513,377,298               99.85      6.896         357          81.63
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
Original                         Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
240                                   90.00        600      19.85
359                                   93.74        630      49.78
360                                   98.64        651      42.31
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Remaining                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
181 - 240                              1             107,316                0.02      6.250         237          80.00
301 - 360                          2,114         514,057,298               99.98      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Remaining                        Average      Weighted   Weighted
Terms                          Original LTV   Average    Average
(month)                            w SS         FICO       DTI
-----------------------------------------------------------------
181 - 240                             90.00        600      19.85
301 - 360                             98.63        651      42.32
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range of                                                         Loan Pool by      Average     Average      Weighted
Combined                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                        1             207,271                0.04      6.850         357          44.59
55.01% - 60.00%                        1             748,014                0.15      6.650         357          60.00
60.01% - 65.00%                        2             929,883                0.18      8.708         356          63.29
65.01% - 70.00%                        3             320,436                0.06      7.097         357          69.84
70.01% - 75.00%                        9           2,948,227                0.57      7.317         357          73.27
75.01% - 80.00%                    1,566         408,127,127               79.38      6.730         357          79.96
80.01% - 85.00%                      102          19,156,759                3.73      7.160         357          84.98
85.01% - 90.00%                      431          81,726,898               15.90      7.624         357          89.99
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range of                         Weighted
Combined                         Average      Weighted   Weighted
Original                       Original LTV   Average    Average
LTV Ratios (%)                     w SS         FICO       DTI
-----------------------------------------------------------------
40.01% - 45.00%                       51.03        533      53.05
55.01% - 60.00%                       78.16        568      48.74
60.01% - 65.00%                       76.60        661      34.06
65.01% - 70.00%                       93.00        611      44.22
70.01% - 75.00%                       93.51        640      38.90
75.01% - 80.00%                       99.34        660      42.54
80.01% - 85.00%                       95.33        618      41.07
85.01% - 90.00%                       96.59        616      41.66
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%


8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Range                                                            Loan Pool by      Average     Average      Weighted
of                             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
4.001% - 4.500%                        3             845,960                0.16      5.186         357          80.00
4.501% - 5.000%                       50          15,868,498                3.09      5.507         357          79.99
5.001% - 5.500%                      221          72,340,294               14.07      5.966         357          80.19
5.501% - 6.000%                      440         123,849,956               24.09      6.442         357          80.67
6.001% - 6.500%                      440         113,285,179               22.03      6.909         357          80.85
6.501% - 7.000%                      840         162,155,476               31.54      7.765         357          83.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range                            Weighted
of                               Average      Weighted   Weighted
Gross                          Original LTV   Average    Average
Margins (%)                        w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
4.001% - 4.500%                      100.00        716      45.95
4.501% - 5.000%                       99.72        670      44.40
5.001% - 5.500%                       99.31        666      42.17
5.501% - 6.000%                       99.21        662      42.97
6.001% - 6.500%                       98.54        656      42.27
6.501% - 7.000%                       97.89        630      41.66
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%


9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Minimum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
5.001% - 5.500%                       28           8,015,213                1.56      5.358         357          79.99
5.501% - 6.000%                      184          59,359,748               11.54      5.855         357          80.15
6.001% - 6.500%                      387         116,228,187               22.61      6.340         357          80.46
6.501% - 7.000%                      472         123,374,076               24.00      6.804         357          80.74
7.001% - 7.500%                      357          82,112,770               15.97      7.296         357          82.13
7.501% - 8.000%                      295          63,030,785               12.26      7.762         357          83.73
8.001% - 8.500%                      154          24,103,144                4.69      8.263         357          86.39
8.501% - 9.000%                       79           8,964,027                1.74      8.712         357          86.29
9.001% - 9.500%                       19           1,685,252                0.33      9.268         357          83.59
9.501% - 10.000%                      13             975,090                0.19      9.780         357          83.35
10.001% - 10.500%                      5             317,187                0.06     10.368         357          79.84
11.501% - 12.000%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Minimum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
5.001% - 5.500%                       99.45        675      43.88
5.501% - 6.000%                       99.30        666      42.41
6.001% - 6.500%                       99.35        662      42.81
6.501% - 7.000%                       98.74        660      42.70
7.001% - 7.500%                       98.61        648      42.28
7.501% - 8.000%                       97.64        630      40.93
8.001% - 8.500%                       96.98        605      41.03
8.501% - 9.000%                       96.97        585      41.84
9.001% - 9.500%                       94.33        569      42.34
9.501% - 10.000%                      96.93        571      41.16
10.001% - 10.500%                     95.68        549      44.38
11.501% - 12.000%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%


10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                            % of Mortgage     Weighted   Weighted
of                                                               Loan Pool by      Average     Average      Weighted
Maximum                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
11.001% - 11.500%                     28           8,015,213                1.56      5.358         357          79.99
11.501% - 12.000%                    180          57,768,388               11.24      5.861         357          80.15
12.001% - 12.500%                    381         113,842,035               22.14      6.343         357          80.47
12.501% - 13.000%                    470         123,314,714               23.98      6.789         357          80.70
13.001% - 13.500%                    357          83,343,085               16.21      7.264         357          82.08
13.501% - 14.000%                    298          63,561,791               12.36      7.739         357          83.66
14.001% - 14.500%                    158          25,077,727                4.88      8.220         357          86.18
14.501% - 15.000%                     82          10,083,743                1.96      8.601         357          86.26
15.001% - 15.500%                     21           1,866,506                0.36      9.159         357          83.60
15.501% - 16.000%                     13             975,090                0.19      9.780         357          83.35
16.001% - 16.500%                      5             317,187                0.06     10.368         357          79.84
17.501% - 18.000%                      1             179,883                0.03     11.700         357          65.00
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Range
of                               Weighted
Maximum                          Average      Weighted   Weighted
Mortgage                       Original LTV   Average    Average
Rates (%)                          w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
11.001% - 11.500%                     99.45        675      43.88
11.501% - 12.000%                     99.28        666      42.82
12.001% - 12.500%                     99.42        662      42.72
12.501% - 13.000%                     98.76        660      42.43
13.001% - 13.500%                     98.53        649      42.47
13.501% - 14.000%                     97.66        632      41.06
14.001% - 14.500%                     97.03        607      40.88
14.501% - 15.000%                     97.09        591      42.02
15.001% - 15.500%                     94.88        586      42.75
15.501% - 16.000%                     96.93        571      41.16
16.001% - 16.500%                     95.68        549      44.38
17.501% - 18.000%                     68.25        559      43.58
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%


11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
2.00%                              1,967         480,260,321               93.41      6.891         357          81.59
3.00%                                 27           8,085,042                1.57      6.638         355          81.78
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Initial Cap (%)                    w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
2.00%                                 98.66        650      42.32
3.00%                                 98.06        677      41.61
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%


12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
1.50%                              1,994         488,345,363               94.98      6.887         357          81.60
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Periodic                       Original LTV   Average    Average
Cap (%)                            w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
1.50%                                 98.65        651      42.31
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Next                                                             Loan Pool by      Average     Average      Weighted
Rate                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     121          25,819,251                5.02      7.054         356          82.09
Feb-07                                 1             254,517                0.05      6.250         352          90.00
Apr-07                                 2             340,432                0.07      7.219         354          81.97
May-07                                14           3,517,924                0.68      6.841         355          83.05
Jun-07                               224          58,429,646               11.36      6.794         356          81.06
Jul-07                             1,693         412,567,228               80.24      6.902         357          81.69
May-08                                 2             365,232                0.07      7.538         355          86.25
Jun-08                                 7           1,819,876                0.35      7.185         356          73.38
Jul-08                                40           7,949,897                1.55      6.672         357          81.48
Jul-10                                11           3,100,611                0.60      6.887         357          81.76
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Next                             Weighted
Rate                             Average      Weighted   Weighted
Adjustment                     Original LTV   Average    Average
Date                               w SS         FICO       DTI
-----------------------------------------------------------------
Fixed Rate Loans                      98.20        659      42.54
Feb-07                               100.00        689      35.14
Apr-07                               100.00        663      49.12
May-07                                98.26        673      43.17
Jun-07                                98.77        656      42.42
Jul-07                                98.65        649      42.34
May-08                               100.00        699      41.32
Jun-08                                91.18        683      40.14
Jul-08                                99.52        677      41.13
Jul-10                                98.26        657      38.54
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-11


14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
California                           407         149,056,602               28.99      6.545         357          80.53
New York                             181          63,391,478               12.33      6.846         357          81.16
Florida                              236          48,860,330                9.50      7.042         357          82.17
New Jersey                            99          26,635,727                5.18      7.129         357          82.39
Maryland                              89          21,689,081                4.22      6.806         357          82.10
Illinois                             118          21,530,744                4.19      7.146         357          81.80
Georgia                              136          20,733,530                4.03      7.276         357          83.83
Virginia                              69          19,837,556                3.86      6.881         357          81.63
Massachusetts                         71          17,870,966                3.48      6.888         357          80.86
Hawaii                                34          13,090,207                2.55      6.559         357          80.22
Colorado                              54          10,176,451                1.98      6.844         357          81.00
Other                                621         101,291,943               19.70      7.248         357          82.85
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Geographical                   Original LTV   Average    Average
Distribution                       w SS         FICO       DTI
-----------------------------------------------------------------
California                            98.90        658      43.00
New York                              98.61        670      44.59
Florida                               98.64        650      40.81
New Jersey                            98.39        660      41.96
Maryland                              98.59        643      42.22
Illinois                              98.28        655      41.33
Georgia                               98.58        629      41.44
Virginia                              97.99        650      42.05
Massachusetts                         99.26        660      43.10
Hawaii                                99.07        673      42.16
Colorado                              98.24        632      40.12
Other                                 98.39        632      41.29
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Number of States Represented: 42


15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Primary                            1,973         487,158,457               94.75      6.865         357          81.27
Investment                           131          23,968,383                4.66      7.530         357          88.41
Second Home                           11           3,037,774                0.59      6.774         357          84.80
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
                               Original LTV   Average    Average
Occupancy                          w SS         FICO       DTI
-----------------------------------------------------------------
Primary                               98.81        650      42.44
Investment                            95.22        676      39.92
Second Home                           95.75        673      41.76
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------



16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Single Family Residence            1,737         411,244,602               79.98      6.884         357          81.58
2-4 Family                           211          65,400,138               12.72      6.956         357          82.07
Condo                                167          37,519,874                7.30      6.911         357          81.27
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Property                       Original LTV   Average    Average
Types                              w SS         FICO       DTI
-----------------------------------------------------------------
Single Family Residence               98.62        648      42.01
2-4 Family                            98.60        672      44.10
Condo                                 98.72        658      42.57
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Purchase                           1,742         420,298,241               81.74      6.914         357          81.52
Refinance - Cashout                  366          91,841,476               17.86      6.805         357          82.02
Refinance - Rate Term                  7           2,024,896                0.39      7.082         357          85.42
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Loan                           Original LTV   Average    Average
Purpose                            w SS         FICO       DTI
-----------------------------------------------------------------
Purchase                              99.03        655      42.42
Refinance - Cashout                   96.79        633      41.76
Refinance - Rate Term                 97.98        631      47.77
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
Full Documentation                 1,458         322,680,906               62.76      6.800         357          82.64
Stated Documentation                 649         190,177,161               36.99      7.052         357          79.88
Easy Documentation                     8           1,306,547                0.25      7.483         357          84.42
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Documentation                  Original LTV   Average    Average
Level                              w SS         FICO       DTI
-----------------------------------------------------------------
Full Documentation                    98.32        637      41.79
Stated Documentation                  99.20        675      43.27
Easy Documentation                    92.15        602      34.55
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
Original                                                         Loan Pool by      Average     Average      Weighted
Prepayment                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
0                                    458          97,710,671               19.00      7.194         357          82.16
12                                   279          82,141,548               15.98      6.951         357          81.61
24                                 1,235         304,435,994               59.21      6.799         357          81.41
36                                   143          29,876,401                5.81      6.742         356          82.04
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Original                         Weighted
Prepayment                       Average      Weighted   Weighted
Penalty                        Original LTV   Average    Average
Term (months)                      w SS         FICO       DTI
-----------------------------------------------------------------
0                                     98.40        652      41.56
12                                    98.65        666      43.41
24                                    98.71        648      42.31
36                                    98.45        644      41.95
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
1st Lien                           2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
Lien                           Original LTV   Average    Average
Position                           w SS         FICO       DTI
-----------------------------------------------------------------
1st Lien                              98.63        651      42.32
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------


21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                 % of Mortgage     Weighted   Weighted
                                                                 Loan Pool by      Average     Average      Weighted
                               Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------------------------------------------------------------------------------------------------------------
501 - 520                             10           1,279,514                0.25      8.595         357          79.25
521 - 540                             12           2,652,906                0.52      8.015         357          79.64
541 - 560                             80          12,350,525                2.40      8.210         357          88.43
561 - 580                            142          28,064,899                5.46      7.780         357          86.68
581 - 600                            234          46,903,658                9.12      7.028         357          82.79
601 - 620                            189          41,156,679                8.00      6.919         357          82.64
621 - 640                            358          81,397,892               15.83      6.903         357          80.92
641 - 660                            337          86,830,232               16.89      6.762         357          80.96
661 - 680                            266          77,956,446               15.16      6.785         357          80.36
681 - 700                            191          50,569,928                9.84      6.628         357          80.40
701 - 720                            131          37,066,086                7.21      6.624         357          81.19
721 - 740                             66          19,201,004                3.73      6.770         357          80.96
741 - 760                             47          14,285,724                2.78      6.610         357          80.67
761 - 780                             33           8,811,970                1.71      6.539         357          81.70
781 - 800                             14           4,538,502                0.88      6.726         357          81.19
801 >=                                 5           1,098,648                0.21      6.844         357          85.52
----------------------------------------------------------------------------------------------------------------------
Total:                             2,115         514,164,614              100.00      6.895         357          81.62
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                                 Weighted
                                 Average      Weighted   Weighted
FICO                           Original LTV   Average    Average
Score                              w SS         FICO       DTI
-----------------------------------------------------------------
501 - 520                             93.92        515      40.87
521 - 540                             90.18        533      34.06
541 - 560                             95.11        555      42.28
561 - 580                             94.62        571      42.71
581 - 600                             98.60        591      42.15
601 - 620                             98.93        611      41.69
621 - 640                             99.08        630      42.52
641 - 660                             99.15        650      42.62
661 - 680                             99.44        670      42.44
681 - 700                             98.77        689      41.49
701 - 720                             98.89        709      42.17
721 - 740                             99.25        731      42.93
741 - 760                             98.24        748      43.33
761 - 780                             98.93        769      43.43
781 - 800                             99.26        791      42.76
801 >=                                97.24        809      47.20
-----------------------------------------------------------------
Total:                                98.63        651      42.32
-----------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[BARCLAYS CAPITAL LOGO]

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651




2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Product                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Types                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                       15            116,471                0.18     12.034          57
Fixed - 10 Year                                     151          1,488,153                2.33     11.891         117
Fixed - 15 Year                                     100          2,146,865                3.36     11.140         177
Fixed - 20 Year                                      89          2,365,554                3.70     10.300         237
Fixed - 30 Year                                     886         57,749,443               90.42      9.948         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Product                                        Combined    Original LTV  Average    Average
Types                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed - 5 Year                                       94.13        94.13        577      43.39
Fixed - 10 Year                                      95.32        95.32        588      40.75
Fixed - 15 Year                                      96.80        96.80        627      40.43
Fixed - 20 Year                                      99.59        99.59        632      41.22
Fixed - 30 Year                                      99.52        99.52        654      42.70
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Gross                                        Number of      Aggregate           Aggregate        Gross     Remaining
Interest                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                                       4            264,888                0.41      7.990         346
8.000% - 8.999%                                     122          6,883,643               10.78      8.823         353
9.000% - 9.999%                                     400         27,017,028               42.30      9.541         352
10.000% - 10.999%                                   365         19,817,960               31.03     10.506         341
11.000% - 11.999%                                   222          8,322,465               13.03     11.270         322
12.000% - 12.999%                                   118          1,451,891                2.27     12.284         157
13.000% - 13.999%                                    10            108,610                0.17     13.313         139
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Gross                                           Average      Average     Weighted   Weighted
Interest                                       Combined    Original LTV  Average    Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
7.000% - 7.999%                                      99.24        99.24        668      44.76
8.000% - 8.999%                                      99.54        99.54        687      41.37
9.000% - 9.999%                                      99.61        99.61        673      42.96
10.000% - 10.999%                                    99.43        99.43        629      42.62
11.000% - 11.999%                                    98.87        98.87        608      42.32
12.000% - 12.999%                                    94.91        94.91        601      39.23
13.000% - 13.999%                                    90.70        90.70        618      43.75
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%




4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Cut-off                                      Number of      Aggregate           Aggregate        Gross     Remaining
Date Principal                               Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Balances ($)                                   Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                        323          4,484,717                7.02     11.211         183
$25,001 - $50,000                                   412         14,933,318               23.38     10.012         347
$50,001 - $75,000                                   235         14,422,163               22.58      9.955         354
$75,001 - $100,000                                  124         10,690,706               16.74      9.999         353
$100,001 - $125,000                                  72          8,013,493               12.55      9.925         355
$125,001 - $150,000                                  43          5,821,207                9.11      9.917         352
$150,001 - $175,000                                  17          2,748,539                4.30     10.013         357
$175,001 - $200,000                                  15          2,752,344                4.31      9.758         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Cut-off                                         Average      Average     Weighted   Weighted
Date Principal                                 Combined    Original LTV  Average    Average
Balances ($)                                 Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
$1 - $25,000                                         96.97        96.97        613      40.49
$25,001 - $50,000                                    99.61        99.61        647      41.99
$50,001 - $75,000                                    99.40        99.40        652      42.40
$75,001 - $100,000                                   99.48        99.48        650      43.56
$100,001 - $125,000                                  99.71        99.71        664      44.14
$125,001 - $150,000                                  99.62        99.62        657      40.88
$150,001 - $175,000                                  99.50        99.50        645      44.10
$175,001 - $200,000                                  98.74        98.74        681      42.54
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464




5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
Original                                     Number of      Aggregate           Aggregate        Gross     Remaining
Terms                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
(month)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
60                                                   15            116,471                0.18     12.034          57
120                                                 151          1,488,153                2.33     11.891         117
180                                                 100          2,146,865                3.36     11.140         177
240                                                  89          2,365,554                3.70     10.300         237
360                                                 886         57,749,443               90.42      9.948         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
Original                                        Average      Average     Weighted   Weighted
Terms                                          Combined    Original LTV  Average    Average
(month)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
60                                                   94.13        94.13        577      43.39
120                                                  95.32        95.32        588      40.75
180                                                  96.80        96.80        627      40.43
240                                                  99.59        99.59        632      41.22
360                                                  99.52        99.52        654      42.70
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343




6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Remaining                                    Number of      Aggregate           Aggregate        Gross     Remaining
Terms                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
(month)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
1 - 60                                               15            116,471                0.18     12.034          57
61 - 120                                            151          1,488,153                2.33     11.891         117
121 - 180                                           100          2,146,865                3.36     11.140         177
181 - 240                                            89          2,365,554                3.70     10.300         237
301 - 360                                           886         57,749,443               90.42      9.948         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Remaining                                       Average      Average     Weighted   Weighted
Terms                                          Combined    Original LTV  Average    Average
(month)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
1 - 60                                               94.13        94.13        577      43.39
61 - 120                                             95.32        95.32        588      40.75
121 - 180                                            96.80        96.80        627      40.43
181 - 240                                            99.59        99.59        632      41.22
301 - 360                                            99.52        99.52        654      42.70
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340




7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Combined                                     Number of      Aggregate           Aggregate        Gross     Remaining
Original                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
LTV Ratios (%)                                 Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                                       5             82,438                0.13     12.310         148
85.01% - 90.00%                                      35          1,335,894                2.09     10.532         312
90.01% - 95.00%                                     225          4,693,470                7.35     10.877         258
95.01% - 100.00%                                    976         57,754,684               90.43      9.969         348
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Combined                                        Average      Average     Weighted   Weighted
Original                                       Combined    Original LTV  Average    Average
LTV Ratios (%)                               Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
80.01% - 85.00%                                      85.00        85.00        608      36.48
85.01% - 90.00%                                      89.42        89.42        659      40.74
90.01% - 95.00%                                      94.77        94.77        624      41.89
95.01% - 100.00%                                     99.94        99.94        653      42.62
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%




8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range                                                                         Loan Pool by      Average     Average
of                                           Number of      Aggregate           Aggregate        Gross     Remaining
Gross                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Margins (%)                                    Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

----------------------------------------------------------------------------------------------

Range                                          Weighted      Weighted
of                                              Average      Average     Weighted   Weighted
Gross                                          Combined    Original LTV  Average    Average
Margins (%)                                  Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                                         % of Mortgage     Weighted   Weighted
of                                                                            Loan Pool by      Average     Average
Minimum                                      Number of      Aggregate           Aggregate        Gross     Remaining
Mortgage                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

----------------------------------------------------------------------------------------------
Range
of                                             Weighted      Weighted
Minimum                                         Average      Average     Weighted   Weighted
Mortgage                                       Combined    Original LTV  Average    Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                                         % of Mortgage     Weighted   Weighted
of                                                                            Loan Pool by      Average     Average
Maximum                                      Number of      Aggregate           Aggregate        Gross     Remaining
Mortgage                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

----------------------------------------------------------------------------------------------
Range
of                                             Weighted      Weighted
Maximum                                         Average      Average     Weighted   Weighted
Mortgage                                       Combined    Original LTV  Average    Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
                                             Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Initial Cap (%)                                Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
                                               Combined    Original LTV  Average    Average
Initial Cap (%)                              Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Periodic                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Cap (%)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Periodic                                       Combined    Original LTV  Average    Average
Cap (%)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Next                                                                          Loan Pool by      Average     Average
Rate                                         Number of      Aggregate           Aggregate        Gross     Remaining
Adjustment                                   Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Date                                           Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0

----------------------------------------------------------------------------------------------

Next                                           Weighted      Weighted
Rate                                            Average      Average     Weighted   Weighted
Adjustment                                     Combined    Original LTV  Average    Average
Date                                         Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0




14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Geographical                                 Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Distribution                                   Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
California                                          239         20,233,053               31.68      9.919         349
New York                                             99          7,616,945               11.93     10.040         345
Florida                                             149          6,374,286                9.98     10.154         337
Maryland                                             56          2,996,978                4.69      9.911         348
New Jersey                                           52          2,752,235                4.31     10.077         342
Massachusetts                                        48          2,619,450                4.10      9.878         350
Georgia                                              85          2,592,783                4.06     10.165         325
Illinois                                             63          2,262,825                3.54      9.891         332
Virginia                                             32          1,959,835                3.07      9.657         345
Hawaii                                               18          1,571,370                2.46     10.343         355
Colorado                                             37          1,542,876                2.42     10.074         346
Other                                               363         11,343,849               17.76     10.334         320
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Geographical                                   Combined    Original LTV  Average    Average
Distribution                                 Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
California                                           99.41        99.41        652      43.74
New York                                             99.12        99.12        667      44.57
Florida                                              99.25        99.25        652      40.42
Maryland                                             99.59        99.59        649      41.98
New Jersey                                           98.81        98.81        653      41.23
Massachusetts                                        99.72        99.72        654      42.90
Georgia                                              99.69        99.69        639      40.82
Illinois                                             99.63        99.63        667      41.92
Virginia                                             98.48        98.48        656      42.65
Hawaii                                               98.93        98.93        648      40.86
Colorado                                             99.79        99.79        633      42.85
Other                                                99.32        99.32        637      41.20
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Number of States Represented: 40




15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
                                             Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Occupancy                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Primary                                           1,212         63,491,964               99.41     10.037         341
Investment                                           23            298,633                0.47     12.274         145
Second Home                                           6             75,889                0.12     12.244         147
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
                                               Combined    Original LTV  Average    Average
Occupancy                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Primary                                              99.36        99.36        650      42.56
Investment                                           93.08        93.08        666      36.19
Second Home                                          95.00        95.00        682      38.74
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Property                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Types                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Single Family Residence                           1,036         52,260,944               81.83     10.049         339
2-4 Family                                          102          6,435,946               10.08     10.059         341
Condo                                               103          5,169,595                8.09     10.051         348
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Property                                       Combined    Original LTV  Average    Average
Types                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Single Family Residence                              99.37        99.37        648      42.30
2-4 Family                                           99.22        99.22        672      44.05
Condo                                                99.00        99.00        654      42.86
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Loan                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Purpose                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Purchase                                            965         50,983,911               79.83     10.084         341
Refinance - Cashout                                 273         12,847,532               20.12      9.910         336
Refinance - Rate Term                                 3             35,042                0.05     12.384         117
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Loan                                           Combined    Original LTV  Average    Average
Purpose                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Purchase                                             99.60        99.60        652      42.92
Refinance - Cashout                                  98.23        98.23        644      40.92
Refinance - Rate Term                                93.63        93.63        581      53.58
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Documentation                                Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Level                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Full Documentation                                  913         40,698,672               63.72     10.018         335
Stated Documentation                                325         23,126,385               36.21     10.104         350
Easy Documentation                                    3             41,428                0.06     12.442         155
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Documentation                                  Combined    Original LTV  Average    Average
Level                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Full Documentation                                   99.28        99.28        637      41.99
Stated Documentation                                 99.43        99.43        674      43.49
Easy Documentation                                   88.58        88.58        620      30.17
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Original                                                                      Loan Pool by      Average     Average
Prepayment                                   Number of      Aggregate           Aggregate        Gross     Remaining
Penalty                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Term (months)                                  Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
0                                                   422         18,354,640               28.74     10.187         336
12                                                  139          8,878,684               13.90      9.916         344
24                                                  612         33,706,911               52.78     10.034         342
36                                                   68          2,926,250                4.58      9.794         339
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22

----------------------------------------------------------------------------------------------

Original                                       Weighted      Weighted
Prepayment                                      Average      Average     Weighted   Weighted
Penalty                                        Combined    Original LTV  Average    Average
Term (months)                                Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
0                                                    99.36        99.36        652      41.75
12                                                   99.43        99.43        665      44.31
24                                                   99.25        99.25        647      42.43
36                                                   99.60        99.60        647      43.05
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22




20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Lien                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Position                                       Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
2nd Lien                                          1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
Lien                                           Combined    Original LTV  Average    Average
Position                                     Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
2nd Lien                                             99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------




21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
FICO                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Score                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
541 - 560                                            47            601,317                0.94     11.168         190
561 - 580                                            98          1,589,106                2.49     11.721         221
581 - 600                                           162          6,625,607               10.37     10.987         329
601 - 620                                           125          6,025,920                9.44     10.688         340
621 - 640                                           232         12,985,622               20.33     10.454         341
641 - 660                                           191         10,575,943               16.56      9.614         347
661 - 680                                           179         12,191,437               19.09      9.524         352
681 - 700                                            84          5,175,311                8.10      9.444         353
701 - 720                                            56          3,389,479                5.31      9.396         344
721 - 740                                            25          1,600,496                2.51      9.494         349
741 - 760                                            26          2,203,336                3.45      9.719         354
761 - 780                                            10            624,771                0.98      9.422         348
781 - 800                                             5            231,269                0.36      9.444         341
801 >=                                                1             46,872                0.07      8.500         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            1,241         63,866,485              100.00     10.050         340
----------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average      Average     Weighted   Weighted
FICO                                           Combined    Original LTV  Average    Average
Score                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
541 - 560                                            96.30        96.30        554      41.13
561 - 580                                            94.99        94.99        573      41.68
581 - 600                                            99.48        99.48        590      42.44
601 - 620                                            99.46        99.46        611      41.95
621 - 640                                            99.43        99.43        630      42.81
641 - 660                                            99.56        99.56        651      42.67
661 - 680                                            99.74        99.74        670      42.33
681 - 700                                            99.38        99.38        688      42.74
701 - 720                                            98.81        98.81        711      42.11
721 - 740                                            99.47        99.47        729      40.63
741 - 760                                            98.90        98.90        747      45.83
761 - 780                                            99.39        99.39        769      43.38
781 - 800                                           100.00       100.00        791      36.74
801 >=                                              100.00       100.00        810      45.44
----------------------------------------------------------------------------------------------
Total:                                               99.32        99.32        651      42.52
----------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651








BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636




2. Product Types

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Product                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Types                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                       4            487,701                0.06      7.307         177
Fixed - 20 Year                                       6          1,158,434                0.15      7.022         237
Fixed - 25 Year                                       1            402,186                0.05      6.750         297
Fixed - 30 Year                                     340         83,011,617               10.48      7.025         357
ARM - 2 Year/6 Month LIBOR                        2,146        498,378,497               62.93      7.237         357
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only     654        177,030,264               22.35      6.427         357
ARM - 3 Year/6 Month LIBOR                           71         16,071,290                2.03      7.042         357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only      30          7,386,203                0.93      6.123         357
ARM - 5 Year/6 Month LIBOR                           25          8,059,750                1.02      6.750         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                 Weighted      Weighted
                                                  Average       Average    Weighted   Weighted
Product                                          Combined    Original LTV   Average   Average
Types                                          Original LTV      w SS        FICO       DTI
------------------------------------------------------------------------------------------------
Fixed - 15 Year                                        73.51         73.51       601      44.72
Fixed - 20 Year                                        83.14         84.06       638      39.77
Fixed - 25 Year                                        85.00         85.00       637      44.12
Fixed - 30 Year                                        81.12         85.86       643      41.52
ARM - 2 Year/6 Month LIBOR                             82.38         90.06       627      42.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only        80.79         97.43       655      42.33
ARM - 3 Year/6 Month LIBOR                             83.30         87.38       633      40.43
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only        81.38         92.60       683      40.84
ARM - 5 Year/6 Month LIBOR                             79.99         86.34       639      38.20
------------------------------------------------------------------------------------------------
Total:                                                 81.88         91.18       636      42.30
------------------------------------------------------------------------------------------------




3. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Gross                                        Number of      Aggregate           Aggregate        Gross     Remaining
Interest                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                     252         78,115,652                9.86      5.776         357
6.000% - 6.999%                                   1,308        353,645,367               44.65      6.562         356
7.000% - 7.999%                                   1,228        272,437,395               34.40      7.502         356
8.000% - 8.999%                                     453         82,126,850               10.37      8.356         357
9.000% - 9.999%                                      35          5,331,113                0.67      9.299         357
10.000% - 10.999%                                     1            329,563                0.04     10.050         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Gross                                           Average       Average    Weighted   Weighted
Interest                                       Combined    Original LTV   Average   Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
5.000% - 5.999%                                      80.09         92.18       667      42.49
6.000% - 6.999%                                      81.09         92.43       650      42.80
7.000% - 7.999%                                      82.82         90.63       624      42.13
8.000% - 8.999%                                      83.99         87.39       587      40.79
9.000% - 9.999%                                      79.74         80.51       552      38.98
10.000% - 10.999%                                    75.00         75.00       513      43.16
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%




4. Range of Cut-off Date Principal Balances ($)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Cut-off                                      Number of      Aggregate           Aggregate        Gross     Remaining
Date Principal                               Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Balances ($)                                   Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                     2             99,761                0.01      7.950         357
$50,001 - $75,000                                    48          2,942,088                0.37      8.276         355
$75,001 - $100,000                                  189         16,745,091                2.11      7.617         355
$100,001 - $125,000                                 362         40,814,168                5.15      7.528         356
$125,001 - $150,000                                 318         43,684,051                5.52      7.518         357
$150,001 - $175,000                                 320         51,651,097                6.52      7.212         357
$175,001 - $200,000                                 312         58,527,254                7.39      7.076         356
$200,001 - $225,000                                 265         56,669,238                7.16      7.063         357
$225,001 - $250,000                                 193         45,895,886                5.80      6.993         356
$250,001 - $275,000                                 177         46,484,691                5.87      6.968         356
$275,001 - $300,000                                 170         48,953,748                6.18      6.891         357
$300,001 - $325,000                                 163         51,052,012                6.45      7.035         357
$325,001 - $350,000                                 136         45,832,377                5.79      6.894         357
$350,001 - $375,000                                 108         39,015,436                4.93      6.799         356
$375,001 - $400,000                                  91         35,364,669                4.47      6.740         357
$400,001 - $425,000                                  70         28,937,086                3.65      6.931         356
$425,001 - $450,000                                  91         39,981,007                5.05      6.653         357
$450,001 - $475,000                                  55         25,513,539                3.22      6.748         357
$475,001 - $500,000                                  48         23,372,614                2.95      6.696         357
$500,001 - $750,000                                 159         90,450,129               11.42      6.893         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Cut-off                                         Average       Average    Weighted   Weighted
Date Principal                                 Combined    Original LTV   Average   Average
Balances ($)                                 Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
$25,001 - $50,000                                    73.33         73.33       654      36.61
$50,001 - $75,000                                    80.72         82.49       644      39.57
$75,001 - $100,000                                   81.70         89.75       623      38.17
$100,001 - $125,000                                  82.67         92.55       623      40.69
$125,001 - $150,000                                  82.52         92.25       622      40.50
$150,001 - $175,000                                  82.79         91.66       628      41.47
$175,001 - $200,000                                  81.63         92.07       636      41.22
$200,001 - $225,000                                  82.17         90.65       629      41.54
$225,001 - $250,000                                  81.33         90.25       635      42.56
$250,001 - $275,000                                  81.79         91.41       634      41.90
$275,001 - $300,000                                  80.48         89.73       632      42.60
$300,001 - $325,000                                  82.46         91.16       629      42.71
$325,001 - $350,000                                  82.43         90.93       633      42.34
$350,001 - $375,000                                  81.38         90.99       642      44.82
$375,001 - $400,000                                  80.61         90.18       651      41.90
$400,001 - $425,000                                  80.87         91.10       639      43.90
$425,001 - $450,000                                  81.54         91.02       655      43.88
$450,001 - $475,000                                  81.78         92.66       646      46.17
$475,001 - $500,000                                  82.42         90.41       645      42.74
$500,001 - $750,000                                  82.28         91.70       644      42.75
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680




5. Original Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
Original                                     Number of      Aggregate           Aggregate        Gross     Remaining
Terms                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
(month)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
180                                                   4            487,701                0.06      7.307         177
240                                                   6          1,158,434                0.15      7.022         237
300                                                   1            402,186                0.05      6.750         297
359                                                   5          1,181,853                0.15      6.731         355
360                                               3,261        788,755,768               99.59      7.014         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
Original                                        Average       Average    Weighted   Weighted
Terms                                          Combined    Original LTV   Average   Average
(month)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
180                                                  73.51         73.51       601      44.72
240                                                  83.14         84.06       638      39.77
300                                                  85.00         85.00       637      44.12
359                                                  80.71         80.71       630      47.21
360                                                  81.88         91.22       636      42.30
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360




6. Range of Remaining Terms (month)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Remaining                                    Number of      Aggregate           Aggregate        Gross     Remaining
Terms                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
(month)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
121 - 180                                             4            487,701                0.06      7.307         177
181 - 240                                             6          1,158,434                0.15      7.022         237
241 - 300                                             1            402,186                0.05      6.750         297
301 - 360                                         3,266        789,937,621               99.74      7.014         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Remaining                                       Average       Average    Weighted   Weighted
Terms                                          Combined    Original LTV   Average   Average
(month)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
121 - 180                                            73.51         73.51       601      44.72
181 - 240                                            83.14         84.06       638      39.77
241 - 300                                            85.00         85.00       637      44.12
301 - 360                                            81.88         91.20       636      42.31
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357




7. Range of Combined Original LTV Ratios (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range of                                                                      Loan Pool by      Average     Average
Combined                                     Number of      Aggregate           Aggregate        Gross     Remaining
Original                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
LTV Ratios (%)                                 Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                                      66         14,552,305                1.84      6.927         352
65.01% - 70.00%                                      87         20,709,719                2.61      7.183         357
70.01% - 75.00%                                     143         34,698,799                4.38      7.172         357
75.01% - 80.00%                                   1,851        458,587,896               57.90      6.850         357
80.01% - 85.00%                                     313         79,152,400                9.99      6.970         356
85.01% - 90.00%                                     756        168,017,970               21.21      7.382         356
90.01% - 95.00%                                      61         16,266,852                2.05      7.549         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%

----------------------------------------------------------------------------------------------

Range of                                       Weighted      Weighted
Combined                                        Average       Average    Weighted   Weighted
Original                                       Combined    Original LTV   Average   Average
LTV Ratios (%)                               Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
60.01% - 65.00%                                      63.46         63.46       613      41.98
65.01% - 70.00%                                      68.86         69.01       590      40.91
70.01% - 75.00%                                      73.72         74.69       599      42.20
75.01% - 80.00%                                      79.89         94.64       649      42.34
80.01% - 85.00%                                      84.43         86.29       622      42.21
85.01% - 90.00%                                      89.73         92.21       620      42.39
90.01% - 95.00%                                      94.83         94.83       650      43.14
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%




8. Range of Gross Margins (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Range                                                                         Loan Pool by      Average     Average
of                                           Number of      Aggregate           Aggregate        Gross     Remaining
Gross                                        Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Margins (%)                                    Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
1.000% - 3.500%                                       1            301,500                0.04      6.950         357
4.001% - 4.500%                                       5          1,411,842                0.18      5.172         357
4.501% - 5.000%                                      67         20,278,250                2.56      5.499         357
5.001% - 5.500%                                     277         87,385,198               11.03      5.967         357
5.501% - 6.000%                                     572        153,572,306               19.39      6.444         357
6.001% - 6.500%                                     612        152,820,908               19.30      6.916         357
6.501% - 7.000%                                   1,392        291,156,000               36.76      7.790         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%

----------------------------------------------------------------------------------------------

Range                                          Weighted      Weighted
of                                              Average       Average    Weighted   Weighted
Gross                                          Combined    Original LTV   Average   Average
Margins (%)                                  Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
1.000% - 3.500%                                      90.00         90.00       648      41.25
4.001% - 4.500%                                      77.43         89.42       700      41.20
4.501% - 5.000%                                      80.16         92.49       669      43.85
5.001% - 5.500%                                      80.43         94.00       662      42.61
5.501% - 6.000%                                      80.88         93.32       654      42.86
6.001% - 6.500%                                      81.74         92.67       641      42.12
6.501% - 7.000%                                      83.26         89.92       611      42.14
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%




9. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                                         % of Mortgage     Weighted   Weighted
of                                                                            Loan Pool by      Average     Average
Minimum                                      Number of      Aggregate           Aggregate        Gross     Remaining
Mortgage                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
5.001% - 5.500%                                      42         12,437,387                1.57      5.373         357
5.501% - 6.000%                                     231         71,705,725                9.05      5.865         357
6.001% - 6.500%                                     497        141,374,324               17.85      6.342         357
6.501% - 7.000%                                     646        165,287,224               20.87      6.807         357
7.001% - 7.500%                                     551        127,591,261               16.11      7.310         357
7.501% - 8.000%                                     545        114,239,120               14.42      7.782         357
8.001% - 8.500%                                     280         53,260,144                6.72      8.271         357
8.501% - 9.000%                                     109         16,828,529                2.12      8.713         357
9.001% - 9.500%                                      17          2,843,377                0.36      9.278         357
9.501% - 10.000%                                      6            725,603                0.09      9.650         357
10.001% - 10.500%                                     2            633,310                0.08      9.283         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%

----------------------------------------------------------------------------------------------
Range
of                                             Weighted      Weighted
Minimum                                         Average       Average    Weighted   Weighted
Mortgage                                       Combined    Original LTV   Average   Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
5.001% - 5.500%                                      79.57         90.85       677      43.55
5.501% - 6.000%                                      80.33         93.36       662      42.80
6.001% - 6.500%                                      80.88         93.87       655      42.86
6.501% - 7.000%                                      81.45         92.86       645      42.45
7.001% - 7.500%                                      82.45         91.89       631      42.62
7.501% - 8.000%                                      83.56         89.89       613      42.14
8.001% - 8.500%                                      84.33         88.01       588      40.79
8.501% - 9.000%                                      83.85         86.67       575      40.41
9.001% - 9.500%                                      79.79         80.05       542      42.46
9.501% - 10.000%                                     79.58         82.57       532      39.66
10.001% - 10.500%                                    72.60         72.60       542      46.65
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%




10. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Range                                                                         % of Mortgage     Weighted   Weighted
of                                                                            Loan Pool by      Average     Average
Maximum                                      Number of      Aggregate           Aggregate        Gross     Remaining
Mortgage                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Rates (%)                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
11.001% - 11.500%                                    41         12,223,975                1.54      5.373         357
11.501% - 12.000%                                   223         68,465,540                8.64      5.870         357
12.001% - 12.500%                                   486        137,523,782               17.36      6.342         357
12.501% - 13.000%                                   634        163,980,001               20.70      6.786         357
13.001% - 13.500%                                   552        128,672,928               16.25      7.277         357
13.501% - 14.000%                                   550        114,857,759               14.50      7.743         357
14.001% - 14.500%                                   283         54,577,301                6.89      8.220         357
14.501% - 15.000%                                   121         20,198,545                2.55      8.536         357
15.001% - 15.500%                                    26          4,812,254                0.61      8.863         356
15.501% - 16.000%                                     9          1,284,356                0.16      9.282         356
16.001% - 16.500%                                     1            329,563                0.04     10.050         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%

----------------------------------------------------------------------------------------------
Range
of                                             Weighted      Weighted
Maximum                                         Average       Average    Weighted   Weighted
Mortgage                                       Combined    Original LTV   Average   Average
Rates (%)                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
11.001% - 11.500%                                    79.48         90.95       676      43.45
11.501% - 12.000%                                    80.18         93.36       663      43.16
12.001% - 12.500%                                    80.85         94.01       655      42.80
12.501% - 13.000%                                    81.43         93.04       646      42.29
13.001% - 13.500%                                    82.37         91.78       632      42.81
13.501% - 14.000%                                    83.55         89.88       613      42.37
14.001% - 14.500%                                    84.10         88.02       590      40.53
14.501% - 15.000%                                    84.03         86.92       582      39.77
15.001% - 15.500%                                    83.88         84.50       574      43.69
15.501% - 16.000%                                    78.09         79.78       532      39.15
16.001% - 16.500%                                    75.00         75.00       513      43.16
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%




11. Initial Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
                                             Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Initial Cap (%)                                Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
2.00%                                             2,848        685,718,653               86.58      7.014         357
3.00%                                                78         21,207,351                2.68      6.973         355
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
                                               Combined    Original LTV   Average   Average
Initial Cap (%)                              Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
2.00%                                                81.91         91.92       635      42.45
3.00%                                                83.78         88.74       632      40.68
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%




12. Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Periodic                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Cap (%)                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
1.50%                                             2,926        706,926,004               89.26      7.012         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Periodic                                       Combined    Original LTV   Average   Average
Cap (%)                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
1.50%                                                81.97         91.83       635      42.40
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%




13. Next Rate Adjustment Date

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Next                                                                          Loan Pool by      Average     Average
Rate                                         Number of      Aggregate           Aggregate        Gross     Remaining
Adjustment                                   Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Date                                           Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    351         85,059,937               10.74      7.025         354
Feb-07                                                1            254,517                0.03      6.250         352
Apr-07                                                3          1,231,548                0.16      6.607         354
May-07                                               40         10,804,688                1.36      6.944         355
Jun-07                                              326         82,173,190               10.38      6.940         356
Jul-07                                            2,430        580,944,818               73.35      7.039         357
May-08                                                3            533,532                0.07      7.258         355
Jun-08                                               14          4,233,759                0.53      6.843         356
Jul-08                                               84         18,690,202                2.36      6.717         357
Jun-10                                                2            908,708                0.11      7.216         356
Jul-10                                               23          7,151,043                0.90      6.691         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-21

----------------------------------------------------------------------------------------------

Next                                           Weighted      Weighted
Rate                                            Average       Average    Weighted   Weighted
Adjustment                                     Combined    Original LTV   Average   Average
Date                                         Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Fixed Rate Loans                                     81.12         85.76       642      41.53
Feb-07                                               90.00        100.00       689      35.14
Apr-07                                               83.30         87.73       641      49.37
May-07                                               84.99         89.73       633      42.21
Jun-07                                               81.23         91.37       633      42.89
Jul-07                                               82.01         92.13       635      42.45
May-08                                               87.44         96.85       701      40.11
Jun-08                                               84.43         88.80       645      36.43
Jul-08                                               82.17         88.85       648      41.51
Jun-10                                               69.35         69.35       582      40.19
Jul-10                                               81.35         88.50       646      37.95
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-21




14. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Geographical                                 Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Distribution                                   Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
California                                          636        216,420,279               27.33      6.670         357
New York                                            279         92,227,493               11.65      6.923         356
Florida                                             430         86,124,792               10.87      7.224         357
New Jersey                                          215         58,044,154                7.33      7.272         357
Maryland                                            173         40,584,533                5.12      7.117         357
Illinois                                            208         38,518,501                4.86      7.316         357
Virginia                                            115         29,845,466                3.77      7.053         356
Massachusetts                                       105         26,380,568                3.33      6.985         357
Georgia                                             167         25,874,446                3.27      7.319         356
Nevada                                               69         16,680,522                2.11      6.944         357
Arizona                                              75         16,488,835                2.08      7.134         352
Other                                               805        144,796,351               18.28      7.185         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Geographical                                   Combined    Original LTV   Average   Average
Distribution                                 Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
California                                           81.11         91.25       640      42.92
New York                                             81.16         91.27       649      44.77
Florida                                              82.35         90.53       632      40.31
New Jersey                                           81.72         88.35       635      42.27
Maryland                                             82.47         91.00       624      41.89
Illinois                                             82.21         90.73       633      42.76
Virginia                                             81.76         89.69       623      41.46
Massachusetts                                        81.18         92.10       638      43.03
Georgia                                              83.80         94.67       627      41.99
Nevada                                               81.45         90.72       637      43.05
Arizona                                              80.92         89.18       631      40.41
Other                                                82.98         92.49       632      41.24
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Number of States Represented: 44




15. Occupancy

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
                                             Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Occupancy                                      Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Primary                                           3,016        742,758,826               93.78      6.985         356
Investment                                          227         40,858,216                5.16      7.561         357
Second Home                                          34          8,368,899                1.06      6.907         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
                                               Combined    Original LTV   Average   Average
Occupancy                                    Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Primary                                              81.70         91.44       634      42.48
Investment                                           85.22         87.66       665      39.55
Second Home                                          81.50         85.15       658      40.26
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------




16. Property Types

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Property                                     Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Types                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Single Family Residence                           2,744        654,961,058               82.70      7.016         357
2-4 Family                                          300         87,710,753               11.07      6.991         356
Condo                                               233         49,314,131                6.23      7.018         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Property                                       Combined    Original LTV   Average   Average
Types                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Single Family Residence                              81.84         90.97       632      42.13
2-4 Family                                           81.94         91.12       657      43.78
Condo                                                82.29         94.05       644      42.01
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------




17. Loan Purpose

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Loan                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Purpose                                        Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Purchase                                          1,942        460,305,128               58.12      6.966         357
Refinance - Cashout                               1,314        326,812,171               41.26      7.081         356
Refinance - Rate Term                                21          4,868,642                0.61      6.974         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Loan                                           Combined    Original LTV   Average   Average
Purpose                                      Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Purchase                                             82.10         95.95       648      42.26
Refinance - Cashout                                  81.56         84.53       618      42.36
Refinance - Rate Term                                82.37         86.09       630      42.76
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------




18. Documentation Level

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Documentation                                Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Level                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
Full Documentation                                2,135        472,126,365               59.61      6.871         356
Stated Documentation                              1,104        309,979,960               39.14      7.231         357
Easy Documentation                                   38          9,879,616                1.25      6.993         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Documentation                                  Combined    Original LTV   Average   Average
Level                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
Full Documentation                                   82.80         91.68       627      41.63
Stated Documentation                                 80.44         90.66       650      43.41
Easy Documentation                                   82.60         83.32       615      40.00
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------




19. Original Prepayment Penalty Term (months)

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
Original                                                                      Loan Pool by      Average     Average
Prepayment                                   Number of      Aggregate           Aggregate        Gross     Remaining
Penalty                                      Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Term (months)                                  Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
0                                                   696        156,300,804               19.74      7.295         357
12                                                  435        119,032,795               15.03      7.126         357
24                                                1,808        436,299,185               55.09      6.920         357
36                                                  338         80,353,157               10.15      6.812         355
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

----------------------------------------------------------------------------------------------

Original                                       Weighted      Weighted
Prepayment                                      Average       Average    Weighted   Weighted
Penalty                                        Combined    Original LTV   Average   Average
Term (months)                                Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
0                                                    82.27         91.14       635      41.79
12                                                   81.17         91.22       644      43.98
24                                                   81.93         91.90       633      42.36
36                                                   81.85         87.26       640      40.52
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23




20. Lien Position

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
Lien                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Position                                       Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
1st Lien                                          3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
Lien                                           Combined    Original LTV   Average   Average
Position                                     Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
1st Lien                                             81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------




21. FICO Score

----------------------------------------------------------------------------------------------------------------------
                                                                              % of Mortgage     Weighted   Weighted
                                                                              Loan Pool by      Average     Average
                                             Number of      Aggregate           Aggregate        Gross     Remaining
FICO                                         Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Score                                          Loans    Principal Balance   Principal Balance     Rate     (months)
----------------------------------------------------------------------------------------------------------------------
500 - 500                                             3            913,083                0.12      8.583         357
501 - 520                                            79         16,978,464                2.14      8.245         357
521 - 540                                            67         14,023,957                1.77      7.900         357
541 - 560                                           205         45,420,517                5.74      7.756         356
561 - 580                                           252         56,498,578                7.13      7.579         357
581 - 600                                           358         79,690,142               10.06      7.161         357
601 - 620                                           338         80,664,423               10.19      7.058         356
621 - 640                                           536        125,110,944               15.80      6.914         356
641 - 660                                           456        116,896,343               14.76      6.755         357
661 - 680                                           357         94,904,429               11.98      6.807         357
681 - 700                                           263         67,101,585                8.47      6.666         357
701 - 720                                           159         39,318,561                4.96      6.730         357
721 - 740                                            86         24,253,016                3.06      6.755         357
741 - 760                                            58         15,002,970                1.89      6.524         357
761 - 780                                            38          9,307,118                1.18      6.667         354
781 - 800                                            17          5,001,926                0.63      6.750         357
801 >=                                                5            899,884                0.11      6.280         357
----------------------------------------------------------------------------------------------------------------------
Total:                                            3,277        791,985,941              100.00      7.014         357
----------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636

----------------------------------------------------------------------------------------------

                                               Weighted      Weighted
                                                Average       Average    Weighted   Weighted
FICO                                           Combined    Original LTV   Average   Average
Score                                        Original LTV      w SS        FICO       DTI
----------------------------------------------------------------------------------------------
500 - 500                                            72.25         72.25       500      35.70
501 - 520                                            77.13         77.66       512      42.36
521 - 540                                            75.59         75.59       531      43.26
541 - 560                                            82.92         84.02       552      43.26
561 - 580                                            84.54         87.32       570      42.97
581 - 600                                            82.42         89.49       591      42.13
601 - 620                                            82.99         88.87       610      41.61
621 - 640                                            81.34         91.52       630      42.44
641 - 660                                            81.71         94.10       650      42.32
661 - 680                                            81.61         95.34       669      41.94
681 - 700                                            81.31         93.57       690      42.20
701 - 720                                            82.08         95.46       710      41.89
721 - 740                                            81.82         95.59       731      43.17
741 - 760                                            81.57         94.19       748      43.11
761 - 780                                            81.83         96.87       769      43.62
781 - 800                                            81.70         95.10       790      37.72
801 >=                                               76.70         87.64       810      37.82
----------------------------------------------------------------------------------------------
Total:                                               81.88         91.18       636      42.30
----------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636








BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650




2. Product Types

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Product                                       Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Types                                           Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only      885        260,521,716               95.61     6.501          357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only       42         11,974,003                4.39     6.392          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                 Weighted     Weighted
                                                 Average       Average     Weighted   Weighted
Product                                          Combined   Original LTV   Average    Average
Types                                          Original LTV     w SS         FICO       DTI
------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only       81.49         96.23        649      42.30
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only       79.73         89.08        670      39.86
------------------------------------------------------------------------------------------------
Total:                                                81.41         95.92        650      42.19
------------------------------------------------------------------------------------------------




3. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Range of                                                                       Loan Pool by      Average    Average
Gross                                         Number of      Aggregate           Aggregate        Gross    Remaining
Interest                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Rates (%)                                       Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                      198         67,390,125               24.73     5.756          357
6.000% - 6.999%                                      529        154,026,447               56.52     6.493          357
7.000% - 7.999%                                      175         46,640,265               17.12     7.411          357
8.000% - 8.999%                                       24          4,379,383                1.61     8.220          357
9.000% - 9.999%                                        1             59,500                0.02     9.500          356
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%

-----------------------------------------------------------------------------------------------

Range of                                        Weighted     Weighted
Gross                                           Average       Average     Weighted   Weighted
Interest                                        Combined   Original LTV   Average    Average
Rates (%)                                     Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
5.000% - 5.999%                                      79.90         94.43        663      42.25
6.000% - 6.999%                                      81.12         96.13        649      42.19
7.000% - 7.999%                                      83.57         97.08        635      42.14
8.000% - 8.999%                                      91.77         99.14        632      41.78
9.000% - 9.999%                                     100.00        100.00        655      50.00
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%




4. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Range of                                                                       Loan Pool by      Average    Average
Cut-off                                       Number of      Aggregate           Aggregate        Gross    Remaining
Date Principal                                Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Balances ($)                                    Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                                      2            119,500                0.04     8.872          356
$75,001 - $100,000                                    23          1,986,491                0.73     7.150          357
$100,001 - $125,000                                   70          7,825,440                2.87     7.020          357
$125,001 - $150,000                                   66          9,152,915                3.36     6.836          357
$150,001 - $175,000                                   80         12,907,035                4.74     6.599          357
$175,001 - $200,000                                   78         14,684,899                5.39     6.543          357
$200,001 - $225,000                                   68         14,462,009                5.31     6.496          357
$225,001 - $250,000                                   59         13,999,742                5.14     6.407          357
$250,001 - $275,000                                   53         13,960,439                5.12     6.494          357
$275,001 - $300,000                                   61         17,514,829                6.43     6.456          357
$300,001 - $325,000                                   46         14,389,996                5.28     6.553          357
$325,001 - $350,000                                   41         13,823,538                5.07     6.356          357
$350,001 - $375,000                                   40         14,491,506                5.32     6.440          357
$375,001 - $400,000                                   34         13,147,434                4.82     6.317          357
$400,001 - $425,000                                   24          9,937,344                3.65     6.478          357
$425,001 - $450,000                                   28         12,282,991                4.51     6.049          357
$450,001 - $475,000                                   20          9,229,278                3.39     6.743          357
$475,001 - $500,000                                   24         11,657,760                4.28     6.296          357
$500,001 - $750,000                                  106         63,737,822               23.39     6.541          357
$750,001 - $1,000,000                                  4          3,184,750                1.17     5.965          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954

-----------------------------------------------------------------------------------------------

Range of                                        Weighted     Weighted
Cut-off                                         Average       Average     Weighted   Weighted
Date Principal                                  Combined   Original LTV   Average    Average
Balances ($)                                  Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
$50,001 - $75,000                                   100.00        100.00        639      49.05
$75,001 - $100,000                                   82.07         98.87        629      41.04
$100,001 - $125,000                                  81.42         97.37        628      42.43
$125,001 - $150,000                                  80.11         97.12        640      43.26
$150,001 - $175,000                                  81.52         96.41        628      42.75
$175,001 - $200,000                                  81.25         98.51        645      41.59
$200,001 - $225,000                                  81.84         97.78        642      42.60
$225,001 - $250,000                                  81.26         97.08        646      42.92
$250,001 - $275,000                                  81.66         95.83        659      40.13
$275,001 - $300,000                                  82.12         94.94        646      42.22
$300,001 - $325,000                                  82.60         94.70        637      43.00
$325,001 - $350,000                                  81.89         95.18        652      42.55
$350,001 - $375,000                                  81.93         93.80        645      41.60
$375,001 - $400,000                                  81.11         95.61        654      41.73
$400,001 - $425,000                                  82.16         97.12        649      43.08
$425,001 - $450,000                                  81.25         94.81        665      42.58
$450,001 - $475,000                                  80.90         97.15        655      45.06
$475,001 - $500,000                                  81.15         95.28        661      40.96
$500,001 - $750,000                                  81.09         96.29        658      42.27
$750,001 - $1,000,000                                76.82         76.82        664      33.13
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954




5. Original Terms (month)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
Original                                      Number of      Aggregate           Aggregate        Gross    Remaining
Terms                                         Mortgage      Cut-off Date       Cut-off Date     Interest      Term
(month)                                         Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
359                                                    2            848,300                0.31     6.169          355
360                                                  925        271,647,419               99.69     6.497          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
Original                                        Average       Average     Weighted   Weighted
Terms                                           Combined   Original LTV   Average    Average
(month)                                       Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
359                                                  79.80         93.00        645      47.34
360                                                  81.42         95.93        650      42.18
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360




6. Range of Remaining Terms (month)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Range of                                                                       Loan Pool by      Average    Average
Remaining                                     Number of      Aggregate           Aggregate        Gross    Remaining
Terms                                         Mortgage      Cut-off Date       Cut-off Date     Interest      Term
(month)                                         Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
301 - 360                                            927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357

-----------------------------------------------------------------------------------------------

Range of                                        Weighted     Weighted
Remaining                                       Average       Average     Weighted   Weighted
Terms                                           Combined   Original LTV   Average    Average
(month)                                       Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
301 - 360                                            81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357




7. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Range of                                                                       Loan Pool by      Average    Average
Combined                                      Number of      Aggregate           Aggregate        Gross    Remaining
Original                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
LTV Ratios (%)                                  Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                                        1            165,000                0.06     5.500          357
50.01% - 55.00%                                        2            288,288                0.11     5.442          357
55.01% - 60.00%                                        1            116,000                0.04     6.750          357
60.01% - 65.00%                                        4          1,328,999                0.49     7.228          356
65.01% - 70.00%                                        5          1,461,599                0.54     6.180          357
70.01% - 75.00%                                       16          6,681,655                2.45     5.955          357
75.01% - 80.00%                                      703        207,569,682               76.17     6.429          357
80.01% - 85.00%                                       72         20,144,623                7.39     6.517          357
85.01% - 90.00%                                       91         25,638,493                9.41     6.801          357
90.01% - 95.00%                                       11          3,743,401                1.37     7.107          357
95.01% - 100.00%                                      21          5,357,979                1.97     7.791          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%

-----------------------------------------------------------------------------------------------

Range of                                        Weighted     Weighted
Combined                                        Average       Average     Weighted   Weighted
Original                                        Combined   Original LTV   Average    Average
LTV Ratios (%)                                Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
45.01% - 50.00%                                      50.00         50.00        688      44.98
50.01% - 55.00%                                      52.95         52.95        669      30.98
55.01% - 60.00%                                      58.00         58.00        579      34.14
60.01% - 65.00%                                      62.33         71.20        665      31.28
65.01% - 70.00%                                      70.00         70.00        615      45.38
70.01% - 75.00%                                      74.14         75.75        650      36.05
75.01% - 80.00%                                      79.95         98.07        654      42.21
80.01% - 85.00%                                      84.26         88.02        628      41.41
85.01% - 90.00%                                      89.37         92.97        632      44.71
90.01% - 95.00%                                      94.83         94.83        627      45.49
95.01% - 100.00%                                    100.00        100.00        655      40.38
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%




8. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Range                                                                          Loan Pool by      Average    Average
of                                            Number of      Aggregate           Aggregate        Gross    Remaining
Gross                                         Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Margins (%)                                     Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                                        1            301,500                0.11     6.950          357
4.001% - 4.500%                                        4          1,208,560                0.44     5.175          357
4.501% - 5.000%                                       59         19,679,495                7.22     5.498          357
5.001% - 5.500%                                      207         69,778,106               25.61     5.951          357
5.501% - 6.000%                                      294         85,806,843               31.49     6.417          357
6.001% - 6.500%                                      203         55,871,070               20.50     6.902          357
6.501% - 7.000%                                      159         39,850,145               14.62     7.581          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%

-----------------------------------------------------------------------------------------------

Range                                           Weighted     Weighted
of                                              Average       Average     Weighted   Weighted
Gross                                           Combined   Original LTV   Average    Average
Margins (%)                                   Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
1.000% - 3.500%                                      90.00         90.00        648      41.25
4.001% - 4.500%                                      77.00         91.00        691      43.78
4.501% - 5.000%                                      79.51         94.03        668      42.91
5.001% - 5.500%                                      80.38         95.69        659      42.05
5.501% - 6.000%                                      80.96         95.45        646      42.44
6.001% - 6.500%                                      81.83         96.81        646      41.76
6.501% - 7.000%                                      84.64         97.22        637      42.11
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%




9. Range of Minimum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------
Range                                                                          % of Mortgage    Weighted    Weighted
of                                                                             Loan Pool by      Average    Average
Minimum                                       Number of      Aggregate           Aggregate        Gross    Remaining
Mortgage                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Rates (%)                                       Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                                       38         11,861,396                4.35     5.381          357
5.501% - 6.000%                                      180         61,500,578               22.57     5.851          357
6.001% - 6.500%                                      293         88,773,782               32.58     6.328          357
6.501% - 7.000%                                      227         62,077,164               22.78     6.798          357
7.001% - 7.500%                                      108         28,563,892               10.48     7.269          357
7.501% - 8.000%                                       60         16,341,673                6.00     7.767          357
8.001% - 8.500%                                       17          2,946,735                1.08     8.230          357
8.501% - 9.000%                                        3            371,000                0.14     8.774          357
9.001% - 9.500%                                        1             59,500                0.02     9.500          356
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%

-----------------------------------------------------------------------------------------------
Range
of                                              Weighted     Weighted
Minimum                                         Average       Average     Weighted   Weighted
Mortgage                                        Combined   Original LTV   Average    Average
Rates (%)                                     Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
5.001% - 5.500%                                      78.64         91.06        674      42.25
5.501% - 6.000%                                      80.25         95.42        659      42.31
6.001% - 6.500%                                      80.92         96.00        649      42.56
6.501% - 7.000%                                      81.36         96.31        648      41.35
7.001% - 7.500%                                      83.73         97.19        636      42.59
7.501% - 8.000%                                      84.22         96.58        635      41.91
8.001% - 8.500%                                      92.00         98.72        622      44.31
8.501% - 9.000%                                     100.00        100.00        664      38.09
9.001% - 9.500%                                     100.00        100.00        655      50.00
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%




10. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------
Range                                                                          % of Mortgage    Weighted    Weighted
of                                                                             Loan Pool by      Average    Average
Maximum                                       Number of      Aggregate           Aggregate        Gross    Remaining
Mortgage                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Rates (%)                                       Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                                     38         11,861,396                4.35     5.381          357
11.501% - 12.000%                                    175         59,090,978               21.69     5.856          357
12.001% - 12.500%                                    291         87,900,590               32.26     6.330          357
12.501% - 13.000%                                    227         62,812,464               23.05     6.759          357
13.001% - 13.500%                                    107         28,309,374               10.39     7.234          357
13.501% - 14.000%                                     65         18,015,973                6.61     7.672          357
14.001% - 14.500%                                     20          4,074,445                1.50     7.962          357
14.501% - 15.000%                                      3            371,000                0.14     8.774          357
15.001% - 15.500%                                      1             59,500                0.02     9.500          356
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%

-----------------------------------------------------------------------------------------------
Range
of                                              Weighted     Weighted
Maximum                                         Average       Average     Weighted   Weighted
Mortgage                                        Combined   Original LTV   Average    Average
Rates (%)                                     Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
11.001% - 11.500%                                    78.64         91.06        674      42.25
11.501% - 12.000%                                    80.14         95.44        659      42.74
12.001% - 12.500%                                    80.95         96.01        649      42.50
12.501% - 13.000%                                    81.37         96.26        649      40.82
13.001% - 13.500%                                    83.32         97.02        634      42.56
13.501% - 14.000%                                    84.17         96.55        638      42.44
14.001% - 14.500%                                    91.29         99.08        634      45.22
14.501% - 15.000%                                   100.00        100.00        664      38.09
15.001% - 15.500%                                   100.00        100.00        655      50.00
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%




11. Initial Cap (%)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
                                              Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Initial Cap (%)                                 Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
2.00%                                                912        266,410,917               97.77     6.499          357
3.00%                                                 15          6,084,802                2.23     6.354          355
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
                                                Combined   Original LTV   Average    Average
Initial Cap (%)                               Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
2.00%                                                81.36         95.91        650      42.21
3.00%                                                83.69         96.34        658      41.45
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%




12. Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Periodic                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Cap (%)                                         Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
1.50%                                                927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Periodic                                        Combined   Original LTV   Average    Average
Cap (%)                                       Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
1.50%                                                81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%




13. Next Rate Adjustment Date

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Next                                                                           Loan Pool by      Average    Average
Rate                                          Number of      Aggregate           Aggregate        Gross    Remaining
Adjustment                                    Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Date                                            Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
Apr-07                                                 1            273,200                0.10     6.990          354
May-07                                                 7          2,832,102                1.04     6.301          355
Jun-07                                               135         40,627,799               14.91     6.466          356
Jul-07                                               742        216,788,616               79.56     6.509          357
May-08                                                 2            305,100                0.11     6.964          354
Jun-08                                                 6          1,950,345                0.72     7.004          356
Jul-08                                                34          9,718,558                3.57     6.251          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12

-----------------------------------------------------------------------------------------------

Next                                            Weighted     Weighted
Rate                                            Average       Average     Weighted   Weighted
Adjustment                                      Combined   Original LTV   Average    Average
Date                                          Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
Apr-07                                               80.00        100.00        656      48.63
May-07                                               88.00         94.24        633      43.10
Jun-07                                               80.71         95.92        654      42.28
Jul-07                                               81.55         96.32        648      42.29
May-08                                               85.52         94.48        703      38.66
Jun-08                                               74.78         88.73        702      38.94
Jul-08                                               80.55         88.99        662      40.08
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12




14. Geographical Distribution

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Geographical                                  Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Distribution                                    Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
California                                           347        132,719,045               48.71     6.352          357
Florida                                               91         21,563,743                7.91     6.653          357
New York                                              37         14,309,253                5.25     6.481          357
Maryland                                              52         13,697,352                5.03     6.492          357
Virginia                                              32         10,543,822                3.87     6.552          357
New Jersey                                            35          9,464,497                3.47     6.967          357
Massachusetts                                         29          8,350,570                3.06     6.574          357
Colorado                                              41          7,521,668                2.76     6.523          357
Hawaii                                                18          7,127,817                2.62     6.225          357
Georgia                                               41          6,807,932                2.50     6.861          357
Nevada                                                23          5,902,425                2.17     6.737          357
Other                                                181         34,487,595               12.66     6.733          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Geographical                                    Combined   Original LTV   Average    Average
Distribution                                  Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
California                                           80.64         95.39        653      42.51
Florida                                              82.37         95.33        646      40.13
New York                                             80.88         93.43        654      43.28
Maryland                                             83.40         97.33        639      41.71
Virginia                                             82.03         96.95        667      42.28
New Jersey                                           86.60         96.25        641      41.48
Massachusetts                                        81.93         97.39        664      43.96
Colorado                                             80.25         99.75        644      43.85
Hawaii                                               80.77         98.78        678      40.87
Georgia                                              82.07         98.21        637      42.09
Nevada                                               81.50         95.87        639      39.97
Other                                                81.73         96.17        637      42.07
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Number of States Represented: 37




15. Occupancy

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
                                              Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Occupancy                                       Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
Primary                                              926        272,196,318               99.89     6.497          357
Second Home                                            1            299,401                0.11     5.900          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
                                                Combined   Original LTV   Average    Average
Occupancy                                     Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
Primary                                              81.40         95.92        650      42.19
Second Home                                          90.00        100.00        790      48.85
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------




16. Property Types

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Property                                      Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Types                                           Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
Single Family Residence                              807        237,644,415               87.21     6.484          357
Condo                                                 81         20,058,030                7.36     6.529          357
2-4 Family                                            39         14,793,274                5.43     6.642          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Property                                        Combined   Original LTV   Average    Average
Types                                         Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
Single Family Residence                              81.34         95.75        649      41.92
Condo                                                82.07         97.24        648      44.18
2-4 Family                                           81.64         96.88        666      43.94
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------




17. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Loan                                          Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Purpose                                         Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
Purchase                                             659        192,943,557               70.81     6.515          357
Refinance - Cashout                                  264         78,278,851               28.73     6.438          357
Refinance - Rate Term                                  4          1,273,311                0.47     7.260          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Loan                                            Combined   Original LTV   Average    Average
Purpose                                       Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
Purchase                                             80.89         98.41        656      42.16
Refinance - Cashout                                  82.63         89.73        634      42.16
Refinance - Rate Term                                86.45        100.00        608      48.46
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------




18. Documentation Level

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Documentation                                 Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Level                                           Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                                   806        221,383,446               81.24     6.400          357
Stated Documentation                                 111         47,562,205               17.45     6.900          357
Easy Documentation                                    10          3,550,069                1.30     7.092          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Documentation                                   Combined   Original LTV   Average    Average
Level                                         Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
Full Documentation                                   81.65         95.73        643      42.30
Stated Documentation                                 79.45         97.02        681      41.99
Easy Documentation                                   92.83         92.83        650      38.52
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------




19. Original Prepayment Penalty Term (months)

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
Original                                                                       Loan Pool by      Average    Average
Prepayment                                    Number of      Aggregate           Aggregate        Gross    Remaining
Penalty                                       Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Term (months)                                   Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
0                                                    138         34,203,385               12.55     6.913          357
12                                                    71         26,245,630                9.63     6.691          357
24                                                   642        192,481,721               70.64     6.428          357
36                                                    76         19,564,984                7.18     6.177          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24

-----------------------------------------------------------------------------------------------

Original                                        Weighted     Weighted
Prepayment                                      Average       Average     Weighted   Weighted
Penalty                                         Combined   Original LTV   Average    Average
Term (months)                                 Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
0                                                    82.50         96.93        648      41.51
12                                                   81.21         96.17        659      42.63
24                                                   81.17         96.09        650      42.26
36                                                   82.19         92.12        643      42.13
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24




20. Lien Position

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
Lien                                          Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Position                                        Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
1st Lien                                             927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
Lien                                            Combined   Original LTV   Average    Average
Position                                      Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
1st Lien                                             81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------




21. FICO Score

-----------------------------------------------------------------------------------------------------------------------
                                                                               % of Mortgage    Weighted    Weighted
                                                                               Loan Pool by      Average    Average
                                              Number of      Aggregate           Aggregate        Gross    Remaining
FICO                                          Mortgage      Cut-off Date       Cut-off Date     Interest      Term
Score                                           Loans    Principal Balance   Principal Balance    Rate      (months)
-----------------------------------------------------------------------------------------------------------------------
561 - 580                                             15          2,932,279                1.08     6.983          357
581 - 600                                            176         42,382,257               15.55     6.730          357
601 - 620                                            135         36,177,538               13.28     6.663          357
621 - 640                                            135         39,911,710               14.65     6.419          357
641 - 660                                            145         44,639,148               16.38     6.357          357
661 - 680                                            113         41,479,033               15.22     6.573          357
681 - 700                                             89         25,537,755                9.37     6.354          357
701 - 720                                             56         20,411,967                7.49     6.279          357
721 - 740                                             26          7,899,091                2.90     6.351          357
741 - 760                                             18          5,632,183                2.07     6.304          357
761 - 780                                             12          3,925,613                1.44     6.245          357
781 - 800                                              6          1,347,145                0.49     6.567          357
801 >=                                                 1            220,000                0.08     5.850          357
-----------------------------------------------------------------------------------------------------------------------
Total:                                               927        272,495,719              100.00     6.496          357
-----------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650

-----------------------------------------------------------------------------------------------

                                                Weighted     Weighted
                                                Average       Average     Weighted   Weighted
FICO                                            Combined   Original LTV   Average    Average
Score                                         Original LTV     w SS         FICO       DTI
-----------------------------------------------------------------------------------------------
561 - 580                                            80.36         96.97        578      38.19
581 - 600                                            81.94         95.67        591      42.72
601 - 620                                            82.39         93.97        610      41.71
621 - 640                                            82.13         94.32        630      43.46
641 - 660                                            81.42         95.58        650      42.36
661 - 680                                            81.03         97.48        669      41.18
681 - 700                                            79.59         96.61        689      41.65
701 - 720                                            80.77         98.37        709      42.33
721 - 740                                            80.86         96.31        730      45.06
741 - 760                                            80.68         95.85        750      37.99
761 - 780                                            81.31        100.00        768      44.81
781 - 800                                            82.22        100.00        793      36.00
801 >=                                               80.00        100.00        813      45.24
-----------------------------------------------------------------------------------------------
Total:                                               81.41         95.92        650      42.19
-----------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650








BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAY CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


1. Fico Distribution

                                                  % of        Average      Weighted              Weighted   Weighted   Weighted
Fico                                          Outstanding     Current      Average    Percent    Average    Average    Average
Distribution                                    Balance       Balance       Coupon      MI         Fico       DTI        CLTV
--------------------------------------------------------------------------------------------------------------------------------
500.00 - 524.99 & CLTV > 65%                      3.06%      211,734.34      8.580    51.56        513      43.17        77.57
525.00 - 549.99 & CLTV > 65%                      4.71%      227,126.53      7.999    42.12        537      43.14        80.06
550.00 - 574.99 & CLTV > 65%                      8.16%      172,490.01      7.838    75.66        561      43.10        83.97
575.00 - 599.99 & CLTV > 70%                     10.72%      175,473.56      7.465    69.45        588      42.43        84.57
600.00 - 624.99 & CLTV > 70%                     13.69%      199,674.90      7.256    66.21        612      41.60        84.90
625.00 - 649.99 & CLTV > 70%                     17.76%      206,721.98      7.161    72.47        637      42.51        83.87
650.00 - 674.99 & CLTV > 80%                      5.25%      140,022.18      7.763    54.34        661      41.54        92.57
675.00 - 699.99 & CLTV > 80%                      2.77%      146,257.00      7.701    56.02        686      43.66        92.33
700.00 - 724.99 & CLTV > 80%                      1.68%      152,636.29      7.657    54.97        710      42.20        92.98
725.00 - 749.99 & CLTV > 85%                      0.89%      164,698.83      8.040    35.30        736      43.49        94.03
750.00 - 774.99 & CLTV > 85%                      0.46%      166,429.47      7.612    57.01        761      41.86        94.09
775.00 - 799.99 & CLTV > 85%                      0.19%      154,709.17      7.382    50.13        784      42.03        93.02
Greater than 800 and CLTV > 85%                   0.07%      202,759.42      7.270    19.49        809      49.63        90.58
Total:                                           69.41%      184,975.50      7.520    65.02        611      42.44        85.11

(TABLE CONTINUED)

                                                         Pct      Pct    Pct     Pct      Pct
Fico                                      Pct    Pct    Owner    Full    Ltd     Std    Interest
Distribution                              SFD    PUD     Occ      Doc    Doc     Doc     Only
-------------------------------------------------------------------------------------------------
500.00 - 524.99 & CLTV > 65%            90.47    0.00    91.16   63.81   0.86    35.34    0.00
525.00 - 549.99 & CLTV > 65%            85.83    0.00    95.23   71.14   3.41    25.45    0.00
550.00 - 574.99 & CLTV > 65%            87.39    0.00    97.85   78.64   1.97    19.39    0.46
575.00 - 599.99 & CLTV > 70%            88.03    0.00    93.86   80.89   1.45    17.65   33.30
600.00 - 624.99 & CLTV > 70%            83.94    0.00    93.94   73.95   2.05    24.01   29.21
625.00 - 649.99 & CLTV > 70%            80.14    0.00    92.39   57.88   1.22    40.90   26.37
650.00 - 674.99 & CLTV > 80%            74.70    0.00    83.86   65.02   3.49    31.49   12.76
675.00 - 699.99 & CLTV > 80%            77.49    0.00    85.49   55.00   1.57    43.43    6.08
700.00 - 724.99 & CLTV > 80%            63.99    0.00    73.23   65.62   4.36    30.02   10.58
725.00 - 749.99 & CLTV > 85%            69.46    0.00    66.61   61.12   0.00    38.88    7.85
750.00 - 774.99 & CLTV > 85%            59.94    0.00    60.64   52.39   0.00    47.61    4.84
775.00 - 799.99 & CLTV > 85%            94.08    0.00    30.18   82.29   0.00    17.71   13.82
Greater than 800 and CLTV > 85%         25.27    0.00    25.27   80.51   0.00    19.49    0.00
Total:                                  82.60    0.00    91.54   68.91   1.87    29.22   19.34


2. Original Loan-to-Value Ratio (%)

Original                                          % of        Average      Weighted              Weighted   Weighted   Weighted
Loan-to-Value                                 Outstanding     Current      Average    Percent    Average    Average    Average
Ratio (%)                                       Balance       Balance       Coupon      MI         Fico       DTI        CLTV
--------------------------------------------------------------------------------------------------------------------------------
Less than 60 & DTI > 50%                          0.51%      179,594.61      7.666     0.00        571      52.52      51.00
60.00 - 64.99 & DTI > 50%                         0.47%      272,047.63      7.409    63.36        596      53.04      62.64
65.00 - 69.99 & DTI > 50%                         0.69%      243,274.23      7.699    51.60        568      52.88      67.24
70.00 - 74.99 & DTI > 50%                         0.83%      240,979.32      7.707    55.28        570      53.26      71.62
75.00 - 79.99 & DTI > 50%                         1.27%      250,802.00      7.505    58.65        592      53.30      76.93
80.00 - 84.99 & DTI > 50%                         3.44%      243,730.45      7.364    71.17        606      52.57      80.78
85.00 - 89.99 & DTI > 50%                         1.77%      254,138.95      7.174    66.42        596      53.16      86.02
90.00 - 94.99 & DTI > 50%                         2.75%      231,645.70      7.363    71.90        622      52.60      90.00
95.00 - 99.99 & DTI > 50%                         0.10%       88,993.53      8.240    52.36        607      52.71      95.01
Greater than or Equal to 100 and DTI > 50%        0.14%      151,930.06      8.259     0.00        650      51.43     100.00
Total:                                           11.97%      235,108.81      7.426    62.73        601      52.81      80.22


(TABLE CONTINUED)

Original                                                  Pct      Pct    Pct     Pct      Pct
Loan-to-Value                               Pct    Pct   Owner    Full    Ltd     Std    Interest
Ratio (%)                                   SFD    PUD    Occ      Doc    Doc     Doc     Only
-------------------------------------------------------------------------------------------------
Less than 60 & DTI > 50%                   73.77  0.00    88.95   48.36   0.00    51.64    0.00
60.00 - 64.99 & DTI > 50%                  97.40  0.00    86.25   31.76   0.00    68.24    0.00
65.00 - 69.99 & DTI > 50%                  78.78  0.00    93.11   59.02   0.00    40.98    0.00
70.00 - 74.99 & DTI > 50%                  81.39  0.00    94.85   57.15   3.16    39.69    0.00
75.00 - 79.99 & DTI > 50%                  82.67  0.00    92.11   53.26   2.83    43.91    0.00
80.00 - 84.99 & DTI > 50%                  82.06  0.00    86.14   60.93   2.75    36.32    1.37
85.00 - 89.99 & DTI > 50%                  75.36  0.00    89.01   73.71   4.37    21.92    0.00
90.00 - 94.99 & DTI > 50%                  80.12  0.00    71.32   86.60   1.01    12.39    0.00
95.00 - 99.99 & DTI > 50%                  61.70  0.00    99.56   91.26   0.00     8.74    0.00
Greater than or Equal to 100 and DTI > 50% 75.70  0.00   100.00   49.47   0.00    50.53    0.00
Total:                                     80.45  0.00    85.20   65.97   2.19    31.84    0.39


3. Back Ratio

                                                  % of        Average      Weighted              Weighted   Weighted  Weighted
Back                                          Outstanding     Current      Average    Percent    Average    Average    Average
Ratio                                           Balance       Balance       Coupon      MI         Fico       DTI        CLTV
--------------------------------------------------------------------------------------------------------------------------------
Less than 20                                      2.86%      207,997.92      7.266    62.38        624      13.72      82.20
20.00 - 24.99 & FICO < 525                        0.07%      252,997.48      8.153    64.16        506      23.18      80.30
25.00 - 29.99 & FICO < 550                        0.47%      152,880.45      8.416    52.28        526      27.98      76.72
30.00 - 34.99 & FICO < 575                        1.31%      157,429.81      8.307    58.65        542      32.77      78.94
35.00 - 39.99 & FICO < 600                        3.89%      185,546.36      7.904    61.56        562      37.87      81.74
40.00 - 44.99 & FICO < 625                        8.05%      191,434.12      7.651    63.38        580      42.67      80.80
45.00 - 49.99 & FICO < 650                       21.83%      198,422.46      7.404    65.71        602      47.90      82.76
50.00 - 54.99 & FICO < 675                       10.71%      231,889.46      7.481    62.32        586      52.80      79.99
Greater than or Equal to 55 and FICO < 700        0.02%      224,480.64      7.350     0.00        550      55.00      79.51
Total:                                           49.22%      201,064.34      7.528    63.72        591      44.70      81.56


(TABLE CONTINUED)

                                                            Pct      Pct    Pct     Pct      Pct
Back                                          Pct    Pct   Owner    Full    Ltd     Std    Interest
Ratio                                         SFD    PUD    Occ      Doc    Doc     Doc     Only
Less  than 20                               86.09  0.00    84.56   84.38   6.42     9.19   16.60
-------------------------------------------------------------------------------------------------
20.00 - 24.99 & FICO < 525                 100.00  0.00   100.00   88.55   0.00    11.45    0.00
25.00 - 29.99 & FICO < 550                  85.36  0.00    91.81   68.28   2.70    29.02    0.00
30.00 - 34.99 & FICO < 575                  90.79  0.00    96.73   82.16   1.06    16.79    0.00
35.00 - 39.99 & FICO < 600                  90.10  0.00    95.04   75.64   2.45    21.90   10.01
40.00 - 44.99 & FICO < 625                  89.23  0.00    94.76   68.61   1.00    30.39   18.05
45.00 - 49.99 & FICO < 650                  81.28  0.00    95.85   67.98   1.78    30.24   28.44
50.00 - 54.99 & FICO < 675                  81.93  0.00    87.35   67.36   2.30    30.34    1.67
Greater than or Equal to 55 and FICO < 700 100.00  0.00   100.00  100.00   0.00     0.00    0.00
Total:                                      84.02  0.00    93.09   69.93   2.07    28.00   17.69


4. Fico Distribution Limited and Stated Doc

Fico
Distribution                                      % of        Average      Weighted              Weighted   Weighted  Weighted
Limited and                                   Outstanding     Current      Average    Percent    Average    Average    Average
Stated Doc                                      Balance       Balance       Coupon      MI         Fico       DTI        CLTV
--------------------------------------------------------------------------------------------------------------------------------
500 - 524                                         1.35%      260,593.84      9.009    45.59        512      44.30      73.38
525 - 549                                         1.63%      249,308.35      8.338    41.99        536      44.25      73.79
550 - 574                                         2.15%      249,558.39      8.060    60.04        561      43.95      74.21
575 - 599                                         2.69%      270,053.87      7.649    73.94        589      42.50      75.62
600 - 624                                         4.16%      261,231.23      7.564    76.28        613      42.79      81.12
625 - 649                                         7.99%      232,081.75      7.439    75.98        637      43.22      81.48
650 - 674                                         7.30%      226,435.82      7.375    75.72        662      42.08      82.90
675 - 699                                         5.39%      266,486.25      7.282    72.54        686      43.19      81.76
700 - 724                                         2.55%      219,662.72      7.271    68.20        711      42.45      83.26
725 - 749                                         2.10%      263,085.89      7.109    74.92        737      44.83      82.44
750 - 774                                         0.86%      223,414.80      7.247    70.34        761      42.83      81.41
775 - 799                                         0.40%      287,812.99      7.012    75.44        787      42.95      81.66
800 - 824                                         0.04%      203,653.64      6.216   100.00        809      34.73      72.70
Total:                                           38.60%      244,151.67      7.521    71.28        644      43.04      80.49


(TABLE CONTINUED)

Fico                                                        Pct      Pct    Pct     Pct      Pct
Distribution                                  Pct    Pct   Owner    Full    Ltd     Std    Interest   Pct        Pct       Pct
Limited and Stated Doc                        SFD    PUD    Occ      Doc    Doc     Doc     Only   California  New York  Florida
--------------------------------------------------------------------------------------------------------------------------------
Stated Doc                                  96.92  0.00    91.70    0.00   1.95    98.05    0.00      30.28      16.46    9.60
500 - 524                                   80.20  0.00    88.90    0.00   9.85    90.15    0.00      27.01      11.57   18.12
525 - 549                                   87.53  0.00    94.32    0.00   8.22    91.78    0.00      27.52      22.78   11.02
550 - 574                                   81.47  0.00    87.33    0.00  10.59    89.41    1.15      29.01      19.08   12.89
575 - 599                                   84.38  0.00    88.00    0.00   7.49    92.51    2.29      31.17      12.78   13.87
600 - 624                                   77.14  0.00    95.15    0.00   3.13    96.87    8.55      26.97      18.31    9.69
625 - 649                                   75.31  0.00    96.68    0.00   2.73    97.27   20.38      28.47      23.17    6.59
650 - 674                                   75.37  0.00    94.86    0.00   1.20    98.80   17.56      34.47      18.21    6.61
675 - 699                                   75.49  0.00    93.08    0.00   2.87    97.13   22.85      23.55      24.13    7.69
700 - 724                                   59.33  0.00    95.82    0.00   1.39    98.61   17.86      32.19      27.12    5.90
725 - 749                                   69.36  0.00    87.03    0.00   0.00   100.00   19.07      30.03      20.59    6.78
750 - 774                                   71.17  0.00    93.01    0.00   0.00   100.00    7.47      31.07      37.55    9.82
775 - 799                                  100.00  0.00   100.00    0.00   0.00   100.00    0.00       0.00      61.19    0.00
800 - 824                                   77.73  0.00    93.35    0.00   4.08    95.92   11.39      29.19      19.73    9.36
Total:


5. Fico Distribution IO Loans

Fico                                              % of        Average      Weighted              Weighted   Weighted      Weighted
Distribution                                  Outstanding     Current      Average    Percent    Average    Average       Average
IO Loans                                        Balance       Balance       Coupon      MI         Fico       DTI           CLTV
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                         0.04%     218,400.00      7.011       0.00        573      46.61      80.00
575 - 599                                         3.61%     235,964.71      6.748      57.21        590      42.50      81.83
600 - 624                                         4.08%     270,700.48      6.612      49.12        612      42.06      82.23
625 - 649                                         4.74%     302,581.12      6.373      69.00        637      43.08      82.00
650 - 674                                         4.46%     336,973.36      6.511      77.40        662      41.11      81.19
675 - 699                                         3.11%     311,622.04      6.420      80.18        685      42.05      79.89
700 - 724                                         1.91%     357,219.59      6.285      70.73        710      42.34      80.70
725 - 749                                         0.78%     304,006.73      6.327      82.30        735      42.68      81.18
750 - 774                                         0.55%     334,475.59      6.285      76.30        762      42.52      80.81
775 - 799                                         0.13%     213,317.90      6.544     100.00        788      38.70      82.01
800 - 824                                         0.04%     228,360.00      6.342     100.00        806      41.17      80.00
Total:                                           23.44%     293,954.39      6.496      67.68        650      42.19      81.41


(TABLE CONTINUED)

Fico                                                       Pct      Pct     Pct     Pct      Pct
Distribution                                Pct     Pct    Owner    Full    Ltd     Std    Interest   Pct        Pct       Pct
IO Loans                                    SFD     PUD     Occ      Doc    Doc     Doc     Only   California  New York  Florida
--------------------------------------------------------------------------------------------------------------------------------
550 - 574                                  100.00   0.00   100.00  100.00   0.00    0.00   100.00       0.00     0.00    58.06
575 - 599                                   90.88   0.00   100.00   99.14   0.86    0.00   100.00      42.83     6.49    10.76
600 - 624                                   86.65   0.00   100.00   97.66   1.39    0.95   100.00      43.71     3.74     6.28
625 - 649                                   89.92   0.00   100.00   85.59   2.14   12.27   100.00      47.23     5.01     9.68
650 - 674                                   84.23   0.00   100.00   66.65   1.07   32.28   100.00      53.48     4.67     5.74
675 - 699                                   89.37   0.00   100.00   69.58   0.00   30.42   100.00      59.86     3.06     5.32
700 - 724                                   82.86   0.00   100.00   69.40   2.07   28.53   100.00      44.91    10.48     8.95
725 - 749                                   83.81   0.00   100.00   52.08   3.73   44.19   100.00      51.32     0.00     7.71
750 - 774                                   72.68   0.00   100.00   69.82   0.00   30.18   100.00      53.97    10.94     9.37
775 - 799                                   92.23   0.00    79.95   76.96   0.00   23.04   100.00      23.04    17.89    20.05
800 - 824                                  100.00   0.00   100.00  100.00   0.00    0.00   100.00      48.17    51.83     0.00
Total:                                      87.21   0.00    99.89   81.24   1.30   17.45   100.00      48.71     5.25     7.91


6. Fico Distribution Second Liens

Fico                                              % of        Average      Weighted              Weighted   Weighted  Weighted
Distribution                                  Outstanding     Current      Average    Percent    Average    Average    Average
Second Liens                                    Balance       Balance       Coupon      MI         Fico       DTI        CLTV
--------------------------------------------------------------------------------------------------------------------------------
525 - 549                                         0.00%       12,083.92     11.500     0.00        549      31.47      95.00
550 - 574                                         0.12%       12,584.13     11.619     0.00        562      41.52      95.00
575 - 599                                         0.60%       37,841.18     11.066     0.00        588      42.64      99.08
600 - 624                                         0.75%       48,756.79     10.624     0.00        613      42.16      99.44
625 - 649                                         1.22%       56,813.18     10.264     0.00        635      43.00      99.47
650 - 674                                         1.37%       60,906.03      9.570     0.00        661      41.88      99.63
675 - 699                                         0.73%       65,357.31      9.436     0.00        684      43.12      99.56
700 - 724                                         0.34%       59,549.41      9.382     0.00        712      42.42      98.97
725 - 749                                         0.25%       79,319.91      9.707     0.00        740      43.69      99.06
750 - 774                                         0.09%       65,777.09      9.443     0.00        763      43.02      99.06
775 - 799                                         0.02%       44,202.14      9.384     0.00        789      37.63     100.00
800 - 824                                         0.00%       46,872.04      8.500     0.00        810      45.44     100.00
Total:                                            5.49%       51,463.73     10.050     0.00        651      42.52      99.32


(TABLE CONTINUED)

Fico                                                         Pct      Pct     Pct     Pct      Pct
Distribution                                    Pct    Pct   Owner    Full    Ltd     Std    Interest   Pct        Pct       Pct
Second Liens                                    SFD    PUD    Occ      Doc    Doc     Doc     Only   California  New York  Florida
--------------------------------------------------------------------------------------------------------------------------------
525 - 549                                    0.00  0.00   100.00  100.00   0.00     0.00    0.00       0.00       0.00  100.00
550 - 574                                   93.57  0.00    99.46   99.63   0.37     0.00    0.00      22.97       4.13   10.42
575 - 599                                   88.22  0.00    99.03   99.62   0.38     0.00    0.00      34.03       3.86   10.95
600 - 624                                   88.07  0.00    99.75   86.12   0.00    13.88    0.00      31.05       3.78    7.87
625 - 649                                   80.75  0.00    99.68   66.37   0.00    33.63    0.00      28.49      15.71   10.69
650 - 674                                   84.25  0.00    99.53   53.56   0.00    46.44    0.00      30.94      11.46    8.78
675 - 699                                   77.77  0.00    99.74   48.13   0.00    51.87    0.00      40.02      13.44   12.29
700 - 724                                   73.91  0.00    98.95   41.69   0.25    58.06    0.00      24.98      23.36    6.34
725 - 749                                   60.97  0.00    97.76   20.30   0.00    79.70    0.00      35.70      24.90   13.15
750 - 774                                   71.46  0.00    97.11   34.49   0.00    65.51    0.00      44.22      13.09    7.29
775 - 799                                   70.94  0.00   100.00   59.71   0.00    40.29    0.00       0.00       0.00   40.29
800 - 824                                  100.00  0.00   100.00  100.00   0.00     0.00    0.00       0.00       0.00    0.00
Total:                                      81.83  0.00    99.41   63.72   0.06    36.21    0.00      31.68      11.93    9.98


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAY CAPITAL

             PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.

   LTV :                                               Fixed $         2/28 $           3/27 $          5/25 $           Other
   ----------------------------------------       ------------      --------------   --------------  --------------  --------------
                               Below 70              16,004,697      73,057,712        2,052,799       1,047,822           0
                              70.01 to 75             7,212,212      46,890,091        2,099,964         670,952           0
                              75.01 to 80            40,315,960      505,703,844      13,792,056       4,883,545           0
                              80.01 to 85            15,506,792      103,284,042       5,192,459         299,228           0
                              85.01 to 90            23,953,838      181,417,206       6,900,204       3,277,446           0
                              90.01 to 95             5,534,166      20,535,116         352,450          384,853           0
                              95.01 to 100           58,932,688      22,497,483         689,999            0               0
                              100.01 plus

   FICO
                              below 549               4,420,600       98,341,295       1,779,439           0               0
                              550 to 574              9,137,322       93,653,168         970,934         937,676           0
                              575 to 599             17,041,392      117,685,195       2,832,558         664,040           0
                              600 to 624             27,977,964      136,576,547       6,423,489       1,663,226           0
                              625 to 649             35,100,634      175,587,365       4,860,278       3,075,846           0
                              650 to 674             33,931,840      137,157,169       4,779,765       2,054,962           0
                              675 to 699             19,356,379       91,763,550       4,436,899         158,354           0
                               700 plus              20,494,222      102,621,205       4,996,571       2,009,744           0


   Property Type:
                    Single-Family Detached           134,283,272     777,212,532      24,370,965       7,466,969           0
                                       PUD               0               0                0                0               0
                                     Condo            10,539,850      62,971,578       1,730,158         603,058           0
                              3+ Family Det.           1,894,402      18,917,863         206,477         795,674           0
                        Manufactured House
                                     Other            20,742,828      94,283,522       4,772,331       1,698,146           0


   Purpose:
                                  Purchase           81,179,691     534,420,641       10,430,604       4,351,942           0
                       Refinance rate/term            1,215,119       6,027,176            0               0               0
          Cash Out Refi (COF) Below 70 LTV           13,486,523      50,335,488         946,501        1,047,822           0
                COF with  LTV  70.01 to 75            6,329,034      36,269,933        2,099,964         670,952           0
                COF with  LTV  75.01 to 80           20,898,118     137,128,042        7,505,776       2,132,588           0
                COF with  LTV  80.01 to 85           12,853,982      74,501,364        4,912,485         299,228           0
                COF with  LTV  85.01 to 90           16,712,043      81,016,104        4,191,390       2,061,314           0
                COF with  LTV  90.01 to 95            3,025,759      13,726,902          352,450            0              0
                 COF with LTV 95.01 to 100           10,764,833       7,679,022          364,260            0              0
               COF with   LTV  100.01 plus
                                     Other

   Occupancy Status:
                            Owner Occupied           155,758,469     879,928,775      28,660,737       9,089,599           0
                                  2nd Home             2,916,501      11,270,807         130,230            0              0
                                Investment             8,785,384      62,185,912       2,288,965       1,474,247           0
                                     Other

   Loan Balance
                              Below 50,000           19,467,542        99,761              0               0               0
                      50,000.01 to 100,000           30,100,206      35,161,609         747,024            0               0
                     100,000.01 to 150,000           25,208,298      92,962,313        3,748,824         248,016           0
                     150,000.01 to 200,000           20,971,883      118,132,469       3,726,933         853,466           0
                     200,000.01 to 400,000           42,759,053      403,419,197      15,309,612       3,454,765           0
                     400,000.01 to 500,000           18,438,025      129,359,409       3,120,779       3,553,691           0
                     500,000.01 to 600,000            7,712,803      76,353,179        2,187,640       1,057,584           0
                   600,000.01 to 1,000,000            2,802,543      97,897,556        2,239,119       1,396,324           0
                    1,000,000.01 and above

   Loan Term
                                >30 Years
                                 30 Years           157,927,971     951,893,010       30,911,632      10,563,846           0
                                 20 Years             3,832,243           0                0               0               0
                                 15 Years             3,165,536           0                0               0               0
                                    Other             2,534,602       1,492,485          168,300           0               0

   Documentation Type
                        Full Documentation           116,588,130     570,166,458      18,654,701       8,329,570           0
                     Limited Documentation             1,923,885      14,063,822       2,169,836         166,747           0
             Stated Docs with LTV below 70             4,648,514      31,809,240       1,353,445           0               0
          Stated Docs with LTV 70.01 to 75             2,048,465      22,103,386         572,686         371,754           0
          Stated Docs with LTV 75.01 to 80            12,005,178     239,518,595       4,680,158       1,695,775           0
          Stated Docs with LTV 80.01 to 85             3,405,170      23,336,714       2,381,651           0               0
          Stated Docs with LTV 85.01 to 90             2,960,321      30,362,279       1,267,455           0               0
          Stated Docs with LTV 90.01 to 95             1,510,299       6,111,104            0              0               0
         Stated Docs with LTV 95.01 to 100            21,413,479       8,609,008            0              0               0
         Stated Docs with LTV above 100.01
       Other

   Lien Status
                                  1st Lien           103,593,868     953,385,494      31,079,932      10,563,846           0
           Second Liens with LTV below  85                0               0                0               0               0
        Second Liens with LTV  85.01 to 90            1,335,894           0                0               0               0
        Second Liens with LTV  90.01 to 95            4,693,470           0                0               0               0
        Second Liens with LTV 95.01 to 100           57,754,684           0                0               0               0
        Second Liens with LTV above 100.01

   Interest Only
                   Dollar of Mortgage Type            260,521,716      11,974,003
                                 Ave. FICO                    649             670
                                  Ave. LTV                  81.49           79.73
                             % Stated Docs                  17.57            14.9
                               % Full Docs                  81.33           79.25


  MH Stratification:
  -------------------------------------------

  Total Balance
  % Pool Balance
  Ave. FICO
  Ave. LTV
  % Full Docs

  Silent Seconds Stratification:
  Total Balance                  514,164,614
  % Pool Balance                      44.23%
  Ave. FICO                              651
  Ave. LTV                             81.62
  % Full Docs                         62.76%

  Second Lien Stratification:
  Total Balance                   63,866,485
  % Pool Balance                       5.49%
  Ave. FICO                              651
  Ave. LTV                             99.32


  LTV Above 90 Stratification:
  Total Balance                  108,926,755
  % Pool Balance                       9.37%
  Ave. FICO                              652
  Ave. LTV                             98.68
  % Full Docs                         61.16%

